UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-3618

Metropolitan Series Fund, Inc.

(Exact name of registrant as specified in charter)

501 Boylston Street Boston, Massachusetts 02116
(Address of Principal Executive Office)

MICHAEL P. LAWLOR, ESQ.

MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Copy to:

JOHN M. LODER, ESQ.

Ropes & Gray, LLP

One International Place

Boston, Massachusetts 02110

Registrant’s telephone number, including area code: 617-578-3104

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008 through December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. BlackRock Aggressive Growth Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the BlackRock Aggressive Growth Portfolio returned -45.7%, compared to its benchmark, the Russell Midcap Growth Index1, which returned -44.3%. The average return of its peer group, the Lipper Variable Insurance Products2 Mid-Cap Growth Funds Universe, was -45.2% over the same period.

PORTFOLIO REVIEW

The U.S. equity market trended lower through the first half of 2008, as weakness in the housing and mortgage market, fear of recession, and sharply rising energy and commodity costs dominated investor attention. The credit market troubles which had begun in 2007 with subprime mortgages rapidly spread in September 2008 with a number of large and previously distinguished financial institutions either failing, being rescued by the federal government or selling themselves as a last resort. Volatility rose to extreme levels as continued government intervention and economic stimuli grappled with massive deleveraging and a flight to safety. The uncertainty of the credit crisis, combined with the lack of lending activity, resulted in a sharp downturn in economic activity during the fall, guaranteeing a second consecutive decline in quarterly GDP. Investors in stocks found no safe haven, as sharp declines impacted all sectors, market capitalizations and styles.

The BlackRock Aggressive Growth Portfolio underperformed the -44.3% return of the Russell Midcap Growth Index. Stock selection in the consumer staples sector was the most significant detractor for the Portfolio during the year. Strong stock selection in the information technology sector was a positive contributor to Portfolio returns during the period.

Weaker stock selection in the consumer staples sector, which was the best relative performer in the benchmark, was the most significant detractor from relative returns for the Portfolio. The Portfolio’s slight underweight in the sector also hindered performance comparisons. Minerals-based cosmetic company Bare Escentuals dropped more than 75% on investor worries about increased domestic competition and slower growth. Weakening fundamentals, along with management’s lack of execution has confirmed the prudence of our exit from the position. Elsewhere in the Portfolio, video game retailer GameStop fell 65% on concerns about slowing revenue growth. The company operates retail centers for selling video game hardware and software, as well as used video gaming equipment. The Portfolio continues to hold a position in the name, as we believe its fundamentals and valuations are currently attractive. Finally, an overweight in the energy sector had a slightly negative effect on the Portfolio, as the sector dropped more than 55% for the year.

Stronger stock selection in the information technology sector was the biggest contributor to relative returns for the period. Although not spared the volatility, semiconductor names Broadcom and PMC-Sierra held up relatively well on strong execution. Elsewhere in technology, software provider Intuit relatively outperformed on continued demand for its tax filing software.

The most notable changes in sector positioning during the year came in the consumer discretionary, energy and industrials sectors. Within the consumer discretionary sector, an increase in both relative and absolute weights was the result of selectively adding names to the Portfolio. During the second half of the year, we added some very small positions in early cyclical names. These included Darden Restaurants, Bed Bath & Beyond and Burger King. We also eliminated a few consumer discretionary holdings during the year, as the individual company fundamentals warranted. Notable names include International Game Technology and Pinnacle Entertainment, as fundamentals in casino & gaming operators indicated early signs of weakness. The reductions in our relative positions in energy and materials were mostly related to the unwinding of these sectors in the broad market. We did add some small additional positions in the energy sector, as the valuations looked attractive. Within industrials, we decreased Portfolio exposure by selling Quanex and Precision Castparts.

At year-end, the Portfolio’s largest overweights were in the healthcare and information technology sectors, and the most significant underweight was in the financials sector. We continue to look for names with good growth opportunities, regardless of sector or market conditions.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Russell Midcap® Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

Average Annual Returns as of December 31, 2008

	BlackRock Aggressive Growth Portfolio				Russell Midcap Growth Index
	Class A	Class B	Class D	Class E
1 Year	-45.7%	-45.8%	-45.7%	-45.8%	-44.3%
5 Year	-2.7	—	—	-2.8	-2.3
10 Year	-1.9	—	—	—	-0.2
Since Inception	—	-4.1	-15.2	-3.7	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, Class D and Class E shares are: 4/29/88, 4/26/04, 5/2/06 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Ametek, Inc.	3.2%
Scientific Games Corp.	2.9%
Harris Corp.	2.6%
IDEX Corp.	2.5%
Shire, Plc. (ADR)	2.4%
Mednax, Inc.	2.4%
Medco Health Solutions, Inc.	2.3%
Apollo Group, Inc. (Class A)	2.3%
Amdocs, Ltd.	2.2%
Iron Mountain, Inc.	2.2%

Top Sectors

% of Total Market Value
Information Technology	22.4%
Health Care	19.0%
Consumer Discretionary	16.9%
Industrials	13.9%
Energy	10.4%
Materials	5.1%
Financials	4.9%
Cash	3.7%
Consumer Staples	2.7%
Telecommunication Services	1.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
BlackRock Aggressive Growth—Class A	Actual	0.77%	$1,000.00	$569.35	$3.04
	Hypothetical	0.77%	$1,000.00	$1,021.22	$3.91

BlackRock Aggressive Growth—Class B	Actual	1.02%	$1,000.00	$568.70	$4.02
	Hypothetical	1.02%	$1,000.00	$1,019.95	$5.18

BlackRock Aggressive Growth—Class D	Actual	0.87%	$1,000.00	$569.39	$3.43
	Hypothetical	0.87%	$1,000.00	$1,020.71	$4.42

BlackRock Aggressive Growth—Class E	Actual	0.92%	$1,000.00	$569.07	$3.63
	Hypothetical	0.92%	$1,000.00	$1,020.46	$4.67

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—95.3% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.2%
BE Aerospace, Inc. (a)	663,300	$5,100,777
Goodrich Corp.	225,600	8,351,712

		13,452,489

Biotechnology—1.4%
Martek Biosciences Corp. (a) (b)	283,200	8,583,792

Capital Markets—1.1%
Invesco, Ltd.	457,521	6,606,603

Chemicals—3.0%
Agrium, Inc.	180,600	6,163,878
Airgas, Inc.	138,000	5,380,620
Celanese Corp. (Series A) (b)	538,100	6,688,583

		18,233,081

Commercial & Professional Services—2.2%
Employee Solutions, Inc. (c) (d)	484	0
Iron Mountain, Inc. (a) (b)	541,100	13,381,403

		13,381,403

Communications Equipment—2.6%
Harris Corp.	425,264	16,181,296

Construction & Engineering—1.9%
Quanta Services, Inc. (a)	581,100	11,505,780

Containers & Packaging—1.3%
Rock-Tenn Co.	243,619	8,326,898

Diversified Consumer Services—2.3%
Apollo Group, Inc. (Class A) (a)	186,200	14,266,644

Diversified Financial Services—2.8%
CME Group, Inc.	21,930	4,563,852
MSCI, Inc. (a)	730,900	12,980,784

		17,544,636

Electrical Equipment—3.2%
Ametek, Inc.	649,100	19,609,311

Electronic Equipment, Instruments & Components—1.5%
Amphenol Corp. (Class A)	380,700	9,129,186

Energy Equipment & Services—5.7%
Acergy S.A. (ADR) (b)	503,500	2,910,230
IHS, Inc. (a)	242,900	9,089,318
National Oilwell Varco, Inc. (a)	196,400	4,800,016
Noble Corp.	343,800	7,594,542
Superior Energy Services, Inc. (a)	369,800	5,890,914
Weatherford International, Ltd. (a)	450,000	4,869,000

		35,154,020

Security Description	Shares	Value*

Health Care Equipment & Supplies—2.8%
Hologic, Inc. (a) (b)	649,600	$8,490,272
ResMed, Inc. (a)	242,500	9,088,900

		17,579,172

Health Care Providers & Services—10.1%
AmerisourceBergen Corp.	223,100	7,955,746
Laboratory Corp. of America Holdings (a) (b)	69,700	4,489,377
Lincare Holdings, Inc. (a) (b)	291,700	7,855,481
Magellan Health Services, Inc. (a)	328,400	12,860,144
Medco Health Solutions, Inc. (a)	345,000	14,458,950
Mednax, Inc. (a)	460,700	14,604,190

		62,223,888

Hotels, Restaurants & Leisure—7.1%
Burger King Holdings, Inc.	289,200	6,906,096
Darden Restaurants, Inc. (b)	343,200	9,671,376
Orient-Express Hotels, Ltd. (Class A) (a) (b)	263,500	2,018,410
Panera Bread Co. (a) (b)	142,500	7,444,200
Scientific Games Corp. (a) (b)	1,009,900	17,713,646

		43,753,728

Household Products—1.2%
Church & Dwight Co., Inc.	135,600	7,609,872

IT Services—6.2%
Genpact, Ltd. (a)	1,039,200	8,542,224
Lender Processing Services, Inc.	395,250	11,640,113
SAIC, Inc. (a)	644,900	12,562,652
TeleTech Holdings, Inc. (a)	707,000	5,903,450

		38,648,439

Life Sciences Tools & Services—1.2%
Thermo Fisher Scientific, Inc. (a) (b)	214,100	7,294,387

Machinery—4.5%
IDEX Corp.	634,704	15,328,102
Joy Global, Inc.	317,200	7,260,708
Oshkosh Corp. (b)	597,100	5,308,219

		27,897,029

Media—2.3%
CKX, Inc. (a) (b)	1,069,400	3,924,698
DreamWorks Animation SKG, Inc. (a)	415,300	10,490,478

		14,415,176

Metals & Mining—0.8%
Century Aluminum Co. (a) (b)	510,698	5,106,980

Oil, Gas & Consumable Fuels—4.7%
Chesapeake Energy Corp.	361,200	5,840,604
Consol Energy, Inc.	281,500	8,045,270
Massey Energy Co.	307,300	4,237,667
Plains Exploration & Production Co. (a)	276,200	6,418,888

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Ultra Petroleum Corp. (a)	130,700	$4,510,457

		29,052,886

Personal Products—1.4%
Avon Products, Inc.	214,500	5,154,435
Bare Escentuals, Inc. (a) (b)	711,900	3,723,237

		8,877,672

Pharmaceuticals—3.5%
Medicis Pharmaceutical Corp. (b)	507,300	7,051,470
Shire, Plc. (ADR) (b)	331,100	14,826,658

		21,878,128

Real Estate Management & Development—0.0%
FX Real Estate & Entertainment, Inc. (a) (b)	209,779	31,467

Semiconductors & Semiconductor Equipment—4.5%
Broadcom Corp. (a)	690,500	11,717,785
Lam Research Corp. (a) (b)	289,800	6,166,944
PMC-Sierra, Inc. (a) (b)	1,991,490	9,678,641

		27,563,370

Software—7.6%
Adobe Systems, Inc. (a)	490,440	10,441,468
Amdocs, Ltd. (a)	759,950	13,899,485
Ansys, Inc. (a)	154,600	4,311,794
Intuit, Inc. (a) (b)	496,500	11,811,735
Salesforce.com, Inc. (a) (b)	211,700	6,776,517

		47,240,999

Specialty Retail—4.7%
Bed Bath & Beyond, Inc. (a) (b)	251,600	6,395,672
GameStop Corp. (Class A) (a) (b)	507,500	10,992,450
The TJX Cos., Inc.	345,600	7,108,992
Urban Outfitters, Inc. (a)	321,600	4,817,568

		29,314,682

Textiles, Apparel & Luxury Goods—0.5%
Lululemon Athletica, Inc. (a) (b)	370,600	2,938,858

Wireless Telecommunication Services—1.0%
American Tower Corp. (Class A) (a)	217,327	6,372,028

Total Common Stock (Identified Cost $873,672,563)		589,773,900

Mutual Funds—1.0%

Exchange Traded Funds—1.0%
iShares Russell Midcap Growth Index Fund	201,400	6,307,848

Total Mutual Funds (Identified Cost $10,276,636)		6,307,848

Short Term Investments—20.9%
Security Description	Shares/Face Amount	Value*

Mutual Funds—17.0%
State Street Navigator Securities Lending Prime Portfolio (e)	105,303,762	$105,303,762

Repurchase Agreement—3.9%
State Street Repurchase Agreement dated 12/31/08 at 0.010% to be repurchased at $23,804,013 on 01/02/09, collateralized by $24,010,000 Federal Home Loan Bank 2.730% due 06/10/09 with a value of $24,281,313.	$23,804,000	23,804,000

Total Short Term Investments (Identified Cost $129,107,762)		129,107,762

Total Investments—117.2% (Identified Cost $1,013,056,961) (f)		725,189,510
Liabilities in excess of other assets		(106,374,286)

Total Net Assets—100%		$618,815,224

(a)	Non-Income Producing.
(b)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $105,655,960 and the collateral received consisted of cash in the amount of $105,303,762. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Zero Valued Security.
(d)	Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $1,022,435,919 and the composition of unrealized appreciation and depreciation of investment securities was $21,009,966 and $(318,256,375), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$701,385,510	$0
Level 2 - Other Significant Observable Inputs	23,804,000	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$725,189,510	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$725,189,510
Cash		335
Receivable for:
Fund shares sold		194,427
Accrued interest and dividends		146,188
Foreign taxes		18

Total Assets		725,530,478
Liabilities
Payable for:
Securities purchased	$312,747
Fund shares redeemed	670,448
Withholding taxes	1,490
Collateral for securities loaned	105,303,762
Due to custodian bank	2,898
Accrued expenses:
Management fees	366,674
Service and distribution fees	16,974
Other expenses	40,261

Total Liabilities		106,715,254

Net Assets		$618,815,224

Net assets consists of:
Capital paid in		$1,206,648,645
Undistributed net investment income		1,045,714
Accumulated net realized losses		(301,011,684)
Unrealized depreciation on investments		(287,867,451)

Net Assets		$618,815,224

Computation of offering price:
Class A
Net asset value and redemption price per share ($457,840,230 divided by 29,193,478 shares outstanding)		$15.68

Class B
Net asset value and redemption price per share ($32,045,568 divided by 2,150,663 shares outstanding)		$14.90

Class D
Net asset value and redemption price per share ($117,943,945 divided by 7,587,364 shares outstanding)		$15.54

Class E
Net asset value and redemption price per share ($10,985,481 divided by 707,494 shares outstanding)		$15.53

(a) Identified cost of investments		$1,013,056,961

(b) Includes cash collateral for securities loaned of		$105,303,762

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$6,288,795 (a)
Interest		2,745,777 (b)

		9,034,572
Expenses
Management fees	$7,197,439
Service and distribution fees—Class B	108,738
Service and distribution fees—Class D	201,694
Service and distribution fees—Class E	24,194
Directors’ fees and expenses	31,905
Custodian	88,600
Audit and tax services	31,946
Legal	16,516
Printing	248,204
Insurance	19,936
Miscellaneous	19,686

Total expenses	7,988,858
Expense reductions	(188,815)	7,800,043

Net Investment Income		1,234,529

Realized and Unrealized Loss
Realized loss on:
Investments—net		(13,997,593)
Change in unrealized depreciation on:
Investments—net		(530,783,936)

Net loss		(544,781,529)

Net Decrease in Net Assets From Operations		$(543,547,000)

(a)	Net of foreign taxes of $26,351.
(b)	Includes income on securities loaned of $2,120,507.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income (loss)	$1,234,529	$(3,366,482)
Net realized gain (loss)	(13,997,593)	137,208,639
Change in unrealized appreciation (depreciation)	(530,783,936)	94,696,186

Increase (decrease) in net assets from operations	(543,547,000)	228,538,343

Decrease in net assets from capital share transactions	(109,634,253)	(145,603,986)

Net increase (decrease) in net assets	(653,181,253)	82,934,357

Net Assets
Beginning of the period	1,271,996,477	1,189,062,120

End of the period	$618,815,224	$1,271,996,477

Undistributed Net Investment Income
End of the period	$1,045,714	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	1,083,815	$23,861,568	2,125,807	$56,726,170
Redemptions	(4,349,912)	(102,062,908)	(6,434,262)	(170,180,611)

Net decrease	(3,266,097)	$(78,201,340)	(4,308,455)	$(113,454,441)

Class B
Sales	1,231,192	$26,842,935	1,107,249	$28,952,558
Redemptions	(724,956)	(15,061,146)	(408,530)	(10,419,375)

Net increase	506,236	$11,781,789	698,719	$18,533,183

Class D
Sales	772,219	$18,133,231	468,353	$12,656,593
Redemptions	(2,567,742)	(61,103,088)	(2,438,024)	(64,215,232)

Net decrease	(1,795,523)	$(42,969,857)	(1,969,671)	$(51,558,639)

Class E
Sales	256,311	$5,557,784	205,002	$5,675,736
Redemptions	(253,021)	(5,802,629)	(186,065)	(4,799,825)

Net increase (decrease)	3,290	$(244,845)	18,937	$875,911

Decrease derived from capital share transactions		$(109,634,253)		$(145,603,986)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$28.89	$23.96		$22.45	$20.28	$17.95

Income From Investment Operations
Net investment income (loss)	0.04 (a)	(0.06	)(a)	(0.07)	(0.07)	(0.07)
Net realized and unrealized gain (loss) of investments	(13.25)	4.99		1.58	2.24	2.40

Total from investment operations	(13.21)	4.93		1.51	2.17	2.33

Net Asset Value, End of Period	$15.68	$28.89		$23.96	$22.45	$20.28

Total Return (%)	(45.7)	20.6		6.7	10.7	13.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.77	0.76		0.79	0.79	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.75	0.74		0.77	0.77	0.78
Ratio of net investment income (loss) to average net assets (%)	0.16	(0.24)		(0.29)	(0.33)	(0.38)
Portfolio turnover rate (%)	48	49		91	71	95
Net assets, end of period (000)	$457,840	$937,655		$880,965	$938,550	$954,736

	Class B
	Year ended December 31,
	2008		2007		2006	2005	2004(c)
Net Asset Value, Beginning of Period	$27.51		$22.88		$21.49	$19.46	$18.12

Income From Investment Operations
Net investment loss	(0.02	)(a)	(0.12	)(a)	(0.09)	(0.08)	(0.03)
Net realized and unrealized gain (loss) of investments	(12.59)		4.75		1.48	2.11	1.37

Total from investment operations	(12.61)		4.63		1.39	2.03	1.34

Net Asset Value, End of Period	$14.90		$27.51		$22.88	$21.49	$19.46

Total Return (%)	(45.8)		20.2		6.5	10.4	7.4	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	1.02		1.01		1.04	1.04	1.04	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.00		0.99		1.02	1.01	1.03	(e)
Ratio of net investment loss to average net assets (%)	(0.11)		(0.48)		(0.53)	(0.56)	(0.56	)(e)
Portfolio turnover rate (%)	48		49		91	71	95
Net assets, end of period (000)	$32,046		$45,243		$21,634	$11,761	$4,165

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights

	Class D
	Year ended December 31,
	2008	2007		2006(c)
Net Asset Value, Beginning of Period	$28.66	$23.80		$24.12

Income From Investment Operations
Net investment income (loss)	0.01 (a)	(0.09	)(a)	(0.06)
Net realized and unrealized gain (loss) of investments	(13.13)	4.95		(0.26)

Total from investment operations	(13.12)	4.86		(0.32)

Net Asset Value, End of Period	$15.54	$28.66		$23.80

Total Return (%)	(45.7)	20.4		(1.3	)(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.87	0.86		0.89	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.85	0.84		0.87	(e)
Ratio of net investment income (loss) to average net assets (%)	0.06	(0.34)		(0.36	)(e)
Portfolio turnover rate (%)	48	49		91
Net assets, end of period (000)	$117,944	$268,928		$270,158

	Class E
	Year ended December 31,
	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$28.64		$23.79		$22.33	$20.20	$17.90

Income from Investment Operations
Net investment income (loss)	0.00	(a)(f)	(0.10	)(a)	(0.12)	(0.11)	(0.09)
Net realized and unrealized gain (loss) of investments	(13.11)		4.95		1.58	2.24	2.39

Total from investment operations	(13.11)		4.85		1.46	2.13	2.30

Net Asset Value, End of Period	$15.53		$28.64		$23.79	$22.33	$20.20

Total Return (%)	(45.8)		20.4		6.5	10.5	12.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.92		0.91		0.94	0.94	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.90		0.89		0.92	0.92	0.93
Ratio of net investment income (loss) to average net assets (%)	0.00	(g)	(0.39)		(0.44)	(0.48)	(0.52)
Portfolio turnover rate (%)	48		49		91	71	95
Net assets, end of period (000)	$10,985		$20,171		$16,305	$17,653	$17,893

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes B and D, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Net investment income was less than $0.01 per share.
(g)	Ratio of net investment income to average net assets was less than 0.01%.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Aggressive Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/09	Expiring 12/31/10	Total
$227,327,608	$20,631,133	$247,958,741

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Code.

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$1,045,714	$—	$(297,246,409)	$(247,958,741)	$(544,159,436)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(43,673,987)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$469,175,067	$0	$571,997,195

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$7,197,439	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D and E shares. Under the Distribution and Service Plan, the Class B, D and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Aggressive Growth Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Aggressive Growth Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2009

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

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Metropolitan Series Fund, Inc. BlackRock Bond Income Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the BlackRock Bond Income Portfolio returned -3.4%, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index 1, which returned 5.2%. The average return of its peer group, the Lipper Variable Insurance Products2 Corporate Debt A Rated Funds Universe, was -5.2% over the same period.

PORTFOLIO REVIEW

Unprecedented events of the past 12 months included the failures of several prominent U.S. financial institutions; the U.S. government’s provision of credit assistance to Fannie Mae and Freddie Mac (the government-sponsored enterprises representing a large portion of the U.S. residential mortgage market); the reorganization of Wall Street’s remaining investment banks, Goldman Sachs and Morgan Stanley, as bank holding companies; and the passing of a $700 billion Troubled Asset Relief Program (TARP) bill by the U.S. Congress. Due to the abundance of negative financial news, fixed income markets continued to be heavily affected by the flight-to-quality trade in which investors have been fleeing credit-related securities in favor of Treasury bonds. Housing market turmoil, severe liquidity issues and global financial market contagion all contributed to the re-emergence of overall volatility, with spreads between U.S. Treasury securities and all major sectors widening dramatically, and in most cases, to record levels. Over the 12 months, the yield on the 10-year Treasury note fell from 4.03% to 2.21%, as prices correspondingly rose.

The Federal Open Market Committee (FOMC) was very active throughout the period, lowering the federal funds target rate by 250 basis points (2.50%) between December 2007 and April 2008. The central bank remained on hold until early October, when, in a rare move coordinated with five other global central banks, it cut interest rates by 50 basis points to stave off worldwide economic damage from the intensifying financial market turmoil. The FOMC followed with an additional 50 basis point cut on October 29, and then finally reduced the target federal funds rate to a range of 0% to 0.25% on December 16. The committee anticipates that weak economic conditions are likely to warrant exceptionally low levels of the federal funds rate for some time. In its statement, the FOMC said its focus “will be to support the functioning of financial markets and stimulate the economy through open market operations and other measures that sustain the size of the Federal Reserve’s balance sheet at a high level.”

During the year, the BlackRock Bond Income Portfolio traded duration and yield curve positioning tactically, ending the period with a neutral duration and a slight yield curve steepener. Overall, the Portfolio’s duration and yield curve positioning trades benefited performance for the 12-month period. Over the course of the year, while Treasury bonds rallied (+13.7% in 2008), high-quality spread assets—particularly non-agency mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS)—were under extreme pressure, most notably during the second half of the year. During 2008, the CMBS sector lost 20.5% and the ABS sector fell 12.7% (as reported by the Barclay’s Capital U.S. Aggregate Bond Index). There is no index that tracks non-agency MBS, but non-agency paper generally fell more than 30%. Corporate bonds were also volatile, posting losses of 4.9% for the year, with the financials sub-sector alone falling 8.4%. The markets began showing some signs of stabilizing from late November through year-end. In December alone, the CMBS sector was up 17%, corporates gained 6.8% and agency MBS rose 1.7%. However, while the year ended with a better tone, the Portfolio’s broad overweights in these high-quality spread sectors, combined with an underweight in Treasuries, detracted from performance for the period. While our exposure to the aforementioned spread sectors (non-agency MBS, CMBS, ABS) detracted from performance, our security selection proved beneficial, with our focus on the highest quality issues within the CMBS and ABS sectors helping us outperform the respective sector averages. The Portfolio remains underweight in U.S. Treasury and agency debt in favor of high-quality spread sectors. As a result, we maintained core holdings in agency and non-agency MBS, AAA-rated CMBS and ABS. During the period, as spreads on credit approached historically wide levels, we began to look for opportunities in both the new issue and secondary markets, bringing our credit allocation closer to neutral versus the benchmark.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 Barclays Capital U.S. Aggregate Bond Index (formerly, Lehman Brothers U.S. Aggregate Bond Index) includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The index itself remains unchanged since Barclays assumed responsibility for the index from Lehman.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2008

	BlackRock Bond Income Portfolio			Barclays Capital U.S. Aggregate Bond Index
	Class A	Class B	Class E
1 Year	-3.4%	-3.7%	-3.6%	5.2%
5 Year	2.8	2.5	2.6	4.7
10 Year	4.4	—	—	5.6
Since Inception	—	4.1	3.8	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 8/26/83, 5/1/01 and 4/23/02, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	35.2%
Federal Home Loan Mortgage Corp.	20.7%
Government National Mortgage Association	10.5%
LB-UBS Commercial Mortgage Trust	2.8%
General Electric Capital Corp.	2.0%
Banc of America Commercial Mortgage, Inc.	1.9%
JPMorgan Chase Commercial Mortgage Securities	1.7%
GMAC Commercial Mortgage Securities, Inc.	1.6%
First Union National Bank Commercial Mortgage Trust	1.4%
Federal Home Loan Bank	1.3%

Top Sectors

% of Fixed Income Market Value
Mortgages	51.7%
Investment Grade Corporates	21.5%
Commercial Mortgage-Backed	17.4%
Asset Backed	3.4%
Other	2.9%
Agency Issues	2.2%
High Yield	0.9%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
BlackRock Bond Income—Class A(a)	Actual	0.41%	$1,000.00	$968.20	$2.03
	Hypothetical	0.41%	$1,000.00	$1,023.05	$2.08

BlackRock Bond Income—Class B(a)	Actual	0.66%	$1,000.00	$966.95	$3.26
	Hypothetical	0.66%	$1,000.00	$1,021.78	$3.35

BlackRock Bond Income—Class E(a)	Actual	0.56%	$1,000.00	$967.49	$2.77
	Hypothetical	0.56%	$1,000.00	$1,022.29	$2.85

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—120.1% of Total Net Assets

Security Description	Face Amount	Value*

Aerospace & Defense—0.2%
L-3 Communications Corp. 5.875%, 01/15/15	$370,000	$333,000
6.375%, 10/15/15 (a)	650,000	607,750
Northrop Grumman Systems Corp. 7.125%, 02/15/11	1,000,000	1,039,764

		1,980,514

Asset Backed—3.4%
ARES CLO Funds (144A) 4.819%, 02/26/16 (b)	1,600,000	254,464
Centex Home Equity 3.445%, 12/25/32 (b)	625,393	74,451
Chase Funding Mortgage Loan Asset-Backed Certificates 5.833%, 04/25/32 (b)	1,320,517	1,147,549
Chase Issuance Trust 4.230%, 01/15/13 (b)	2,115,000	2,045,545
5.120%, 10/15/14	10,100,000	9,369,666
Chase Manhattan Auto Owner Trust 5.340%, 07/15/10	2,446,406	2,441,821
Countrywide Asset-Backed Certificates 1.545%, 07/25/36 (b)	7,577,512	5,381,309
Knollwood CDO, Ltd. (144A) 7.489%, 02/08/39 (b) (c) (g)	604,726	0
Merrill Lynch First Franklin Mortgage Loan Trust 1.515%, 04/25/37 (b)	2,879,039	2,511,469
Option One Mortgage Loan Trust 2.520%, 01/25/33 (b)	339,243	216,650
SLM Student Loan Trust 4.635%, 10/25/16 (b)	970,000	907,708
4.835%, 01/25/28 (b)	3,620,000	3,209,358
5.235%, 07/25/23 (b)	9,750,000	8,036,135
Structured Asset Investment Loan Trust 4.320%, 04/25/33 (b)	59,325	10,307
Wachovia Auto Owner Trust 5.380%, 03/20/13	8,900,000	8,035,509

		43,641,941

Capital Markets—1.6%
Credit Suisse USA, Inc. 3.875%, 01/15/09 (a)	3,600,000	3,599,575
6.125%, 11/15/11	1,600,000	1,616,066
Lehman Brothers Holdings, Inc. 4.800%, 03/13/14 (d)	3,700,000	351,500
6.750%, 12/28/17 (d)	4,775,000	477
7.000%, 09/27/27 (d)	3,350,000	318,250
Morgan Stanley 4.570%, 01/09/12 (b)	2,140,000	1,688,486
5.050%, 01/21/11	6,800,000	6,531,359
5.625%, 01/09/12	1,290,000	1,223,316
6.250%, 08/28/17	3,840,000	3,271,246
The Bear Stearns Cos., LLC 4.903%, 07/19/10 (b)	2,040,000	1,974,212

		20,574,487

Security Description	Face Amount	Value*

Collateralized-Mortgage Obligation—7.3%
American Home Mortgage Assets 1.585%, 11/25/36 (b)	$1,546,222	$640,167
Banc of America Alternative Loan Trust 5.500%, 10/25/35	8,498,472	7,207,998
Bear Stearns Adjustable Rate Mortgage Trust 5.471%, 11/25/34 (b)	3,351,794	2,268,209
5.523%, 02/25/47 (b)	1,931,677	992,195
Citicorp Mortgage Securities, Inc. 6.000%, 10/25/36	5,850,285	5,525,941
Citigroup Mortgage Loan Trust, Inc. 5.739%, 03/25/37 (b)	11,471,105	5,910,992
CitiMortgage Alternative Loan Trust 6.000%, 10/25/37	9,815,217	4,705,170
Countrywide Alternative Loan Trust 0.698%, 03/20/47 (b)	4,313,502	1,767,527
1.485%, 11/25/36 (b)	1,330,612	1,159,392
3.439%, 08/25/46 (b)	1,618,213	697,178
5.500%, 11/25/35	4,593,351	2,273,709
5.500%, 04/25/37	4,653,251	2,757,119
Countrywide Home Loan Mortgage Pass Through Trust 1.595%, 04/25/46 (b)	1,917,286	750,743
6.500%, 10/25/37	5,677,906	3,852,107
Credit Suisse Mortgage Capital Certificates 6.000%, 10/25/21	2,491,849	1,463,961
6.000%, 02/25/37	4,142,341	2,688,374
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 1.595%, 02/25/47 (b)	2,197,495	891,903
1.795%, 04/25/35 (b)	2,549,309	1,199,040
GSR Mortgage Loan Trust 1.585%, 08/25/46 (b)	4,542,854	2,207,633
5.246%, 11/25/35 (b)	4,919,162	3,659,620
6.000%, 07/25/37	5,951,199	4,043,096
Harborview Mortgage Loan Trust 0.751%, 12/19/36 (b)	8,653,695	3,434,584
0.791%, 11/19/36 (b)	6,635,195	2,853,701
0.891%, 11/19/35 (b)	3,117,904	1,420,462
0.911%, 09/19/35 (b)	496,235	230,077
IndyMac INDA Mortgage Loan Trust 5.917%, 09/25/36 (b)	3,224,859	1,748,220
JPMorgan Mortgage Trust 5.433%, 08/25/35 (b)	3,129,526	2,509,446
5.500%, 03/25/22	1,040,174	706,994
5.875%, 07/25/36	1,200,682	885,503
6.500%, 08/25/36	6,045,879	4,439,752
Merrill Lynch Mortgage Investors, Inc. 5.827%, 05/25/36 (b)	6,735,809	3,348,443
Structured Adjustable Rate Mortgage Loan Trust 5.710%, 04/25/37 (b)	3,611,329	1,746,853
WaMu Mortgage Pass-Through Certificates 3.229%, 06/25/47 (b)	3,734,971	1,638,232
3.249%, 05/25/47 (b)	2,159,434	952,052
4.562%, 06/25/33	627,910	363,716
4.920%, 08/25/35 (b)	3,539,532	2,076,241

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Wells Fargo Mortgage Backed Securities Trust 5.500%, 03/25/36	$3,800,028	$3,319,214
5.776%, 04/25/36 (b)	2,903,000	1,661,015
6.000%, 08/25/36	3,887,153	3,219,202
6.100%, 09/25/36 (b)	3,167,314	2,029,878

		95,245,659

Commercial Banks—3.0%
Barclays Bank, Plc. (144A) 5.926%, 12/31/49	2,540,000	934,014
7.434%, 09/29/49 (b)	3,755,000	1,898,453
HSBC Bank USA, N.A. 5.875%, 11/01/34	2,300,000	2,239,220
Royal Bank of Scotland Group, Plc. 5.050%, 01/08/15	2,300,000	1,952,256
Royal Bank of Scotland Group, Plc. (144A) 6.990%, 10/29/49 (b)	4,650,000	2,174,042
U.S. Bank, N.A. 4.950%, 10/30/14	2,300,000	2,326,574
UBS AG (Stamford Branch) 5.750%, 04/25/18	5,400,000	4,901,013
5.875%, 12/20/17	7,760,000	7,128,685
Wachovia Bank, N.A. 6.600%, 01/15/38	3,770,000	4,090,103
Wachovia Corp. 7.980%, 12/31/49 (b)	8,675,000	7,394,570
Wells Fargo & Co. 4.625%, 08/09/10	2,765,000	2,777,714
4.875%, 01/12/11	940,000	940,036

		38,756,680

Commercial Mortgage-Backed Securities—17.6%
Banc of America Commercial Mortgage, Inc. 4.621%, 07/10/43	5,225,000	4,236,608
4.870%, 12/10/42 (b)	8,450,000	4,016,136
5.356%, 12/10/16	8,305,000	6,346,380
6.186%, 06/11/35	5,530,000	5,294,961
7.333%, 10/15/09	5,307,183	5,292,267
Bear Stearns Commercial Mortgage Securities 4.361%, 06/11/41	2,699,473	2,659,631
5.694%, 06/11/50 (b)	7,350,000	5,472,685
5.742%, 09/11/42 (b)	8,775,000	6,854,407
Chase Commerical Mortgage Securities Corp. 7.319%, 10/15/32	2,104,253	2,094,034
Citigroup Commercial Mortgage Trust 5.431%, 10/15/49	1,885,000	1,477,531
5.700%, 06/10/17 (b)	3,975,000	1,820,645
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.886%, 11/15/44	4,050,000	3,054,069
Commercial Mortgage Pass Through Certificates 5.167%, 06/10/44 (b)	7,050,000	5,749,691
5.816%, 12/10/49 (b)	11,120,000	8,431,905

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
CS First Boston Mortgage Securities Corp. 3.936%, 05/15/38 (b)	$10,000,000	$8,506,347
4.889%, 11/15/37 (b)	2,220,000	1,044,360
4.940%, 12/15/35	7,295,000	6,563,159
DLJ Commercial Mortgage Corp. 7.180%, 11/10/33	5,817,337	5,793,603
First Union National Bank Commercial Mortgage Trust 7.390%, 12/15/31	8,796,111	8,777,047
First Union National Bank Commercial Mortgage Trust (144A) 7.793%, 12/15/31 (b)	9,412,000	9,120,396
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	5,200,000	4,349,521
GMAC Commercial Mortgage Securities, Inc. 5.134%, 08/10/38 (b)	3,000,000	2,674,178
6.465%, 04/15/34	6,242,942	6,102,767
6.957%, 09/15/35	7,241,655	7,166,620
7.455%, 08/16/33	4,436,158	4,427,048
JPMorgan Chase Commercial Mortgage Securities Corp. 4.922%, 01/15/42 (b)	8,600,000	4,055,396
4.996%, 08/15/42 (b)	2,300,000	1,596,839
4.999%, 10/15/42 (b)	2,580,000	1,515,019
5.804%, 06/15/49 (b)	3,825,000	2,923,926
5.827%, 02/15/51 (b)	3,125,000	2,436,503
5.857%, 10/12/35	5,710,000	5,450,343
JPMorgan Chase Commercial Mortgage Securities Corp. (144A) 4.158%, 01/12/39	4,572,127	3,758,480
LB-UBS Commercial Mortgage Trust 4.071%, 09/15/26	2,541,781	2,430,923
4.559%, 07/17/12 (b)	4,075,000	3,849,728
4.806%, 02/15/40 (b)	3,600,000	1,655,782
5.205%, 04/15/30 (b)	3,575,000	1,656,025
5.430%, 02/17/40 (b)	16,920,000	12,160,478
5.642%, 12/15/25	1,805,823	1,759,954
5.866%, 09/15/45	8,820,000	6,240,979
7.950%, 05/15/25 (b)	5,246,562	5,269,239
LB-UBS Commercial Mortgage Trust (144A) 6.155%, 07/14/16	1,635,196	1,606,771
Morgan Stanley Capital I 5.632%, 04/12/49 (b)	1,390,000	1,045,774
5.650%, 06/11/42 (b)	10,415,000	7,950,437
5.693%, 10/15/42	2,695,000	2,312,504
Nomura Asset Securities Corp. 6.590%, 03/15/30	187,712	187,451
Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	5,474,216	5,317,517
6.592%, 12/18/33	5,603,928	5,501,172
TIAA Seasoned Commercial Mortgage Trust 6.086%, 08/15/39 (b)	3,755,000	3,233,898
Wachovia Bank Commercial Mortgage Trust 4.935%, 04/15/42	4,950,000	4,007,031
5.740%, 05/15/43 (b)	9,000,000	7,112,248
5.902%, 02/15/51 (b)	4,300,000	3,107,503

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
WaMu Commercial Mortgage Securities Trust (144A) 5.150%, 05/25/36	$4,131,671	$3,994,606

		229,462,522

Computers & Peripherals—0.5%
International Business Machines Corp. 7.625%, 10/15/18	5,200,000	6,235,814

Consumer Finance—0.5%
SLM Corp. 3.695%, 07/26/10 (b)	5,145,000	4,391,160
5.400%, 10/25/11	2,470,000	1,868,392

		6,259,552

Diversified Financial Services—7.3%
AES Ironwood, LLC 8.857%, 11/30/25	169,040	147,065
AES Red Oak, LLC 9.200%, 11/30/29	85,000	73,100
Anadarko Finance Co. 6.750%, 05/01/11 (a)	1,900,000	1,900,680
Atlantic Marine Corps Communities, LLC (144A) 5.343%, 12/01/50	150,000	98,391
BA Master Credit Card Trust 7.000%, 02/15/12	1,125,000	1,128,471
Bank of America Corp. 5.375%, 06/15/14	3,100,000	3,038,499
5.650%, 05/01/18	1,285,000	1,292,625
5.750%, 12/01/17 (a)	1,020,000	1,018,410
6.000%, 09/01/17 (a)	2,550,000	2,589,836
8.000%, 12/29/49 (b)	4,470,000	3,215,217
8.125%, 12/29/49 (b)	2,525,000	1,888,700
Bank of America, N.A. 6.100%, 06/15/17	1,200,000	1,183,224
Belvoir Land, LLC (144A) 5.270%, 12/15/47	900,000	575,199
Berkshire Hathaway Finance Corp. 4.750%, 05/15/12	2,100,000	2,155,707
Citigroup Capital XXI 8.300%, 12/21/57 (b)	1,890,000	1,457,638
Citigroup, Inc. 5.300%, 10/17/12 (a)	7,375,000	7,107,479
Credit Suisse Guernsey, Ltd. 5.860%, 05/29/49 (b)	5,320,000	2,483,020
Daimler Finance North America, LLC 7.300%, 01/15/12	3,800,000	3,284,644
Devon Financing Corp. 6.875%, 09/30/11	2,800,000	2,825,651
Gaz Capital S.A. (144A) 7.288%, 08/16/37	2,710,000	1,598,900
General Electric Capital Corp. 5.000%, 11/15/11	16,940,000	17,167,165
5.000%, 04/10/12 (f)	2,135,000	2,116,231

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
General Electric Capital Corp. 6.150%, 08/01/37 (f)	$4,310,000	$4,321,275
6.375%, 11/15/67 (a) (b)	3,875,000	2,435,705
GlaxoSmithKline Capital, Inc. 4.850%, 05/15/13	3,475,000	3,485,623
Goldman Sachs Capital II 5.793%, 12/29/49 (b)	2,435,000	936,070
Icahn Enterprises, L.P. 8.125%, 06/01/12	225,000	173,250
Irwin Land, LLC (144A) 5.400%, 12/15/47	1,650,000	1,063,145
JPMorgan Chase & Co. 7.900%, 12/31/49 (b)	4,775,000	3,971,988
JPMorgan Chase Bank, N.A. 6.000%, 07/05/17	6,325,000	6,379,382
JPMorgan Chase Capital XXV 6.800%, 10/01/37	7,435,000	6,850,497
Petrobras International Finance Co. 5.875%, 03/01/18	1,295,000	1,164,205
Rabobank Capital Funding Trust (144A) 5.254%, 12/29/49 (b)	1,000,000	548,273
Sprint Capital Corp. 8.375%, 03/15/12	200,000	160,000
Telecom Italia Capital S.A. 4.000%, 01/15/10 (a)	2,000,000	1,840,000
5.250%, 11/15/13	850,000	648,125
5.250%, 10/01/15	1,100,000	837,375
Wind Acquisition Finance S.A. (144A) 10.750%, 12/01/15	475,000	408,500
ZFS Finance USA Trust I (144A) 6.500%, 05/09/37 (b)	2,130,000	873,300

		94,442,565

Diversified Telecommunication Services—1.5%
AT&T, Inc. 6.500%, 09/01/37 (a)	7,275,000	7,835,102
Cincinnati Bell, Inc. 7.250%, 07/15/13 (a)	80,000	70,400
Qwest Communications International, Inc. 7.500%, 02/15/14	810,000	579,150
Qwest Communications International, Inc. (Series B) 7.500%, 02/15/14 (a)	350,000	250,250
Qwest Corp. 5.246%, 06/15/13 (b)	415,000	309,175
Verizon Communications, Inc. 8.750%, 11/01/18	8,150,000	9,561,760
Windstream Corp. 8.125%, 08/01/13	1,030,000	947,600
8.625%, 08/01/16	305,000	269,925

		19,823,362

Electric Utilities—1.0%
Elwood Energy, LLC 8.159%, 07/05/26	206,571	140,047

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Electric Utilities—(Continued)
Florida Power & Light Co. 5.625%, 04/01/34	$475,000	$504,051
5.950%, 02/01/38 (a)	1,330,000	1,481,421
Florida Power Corp. 6.400%, 06/15/38	2,850,000	3,182,709
MidAmerican Energy Holdings Co. 5.950%, 05/15/37	1,650,000	1,496,142
6.500%, 09/15/37	1,900,000	1,854,676
PECO Energy Co. 4.750%, 10/01/12	947,000	921,767
Southern California Edison Co. 5.950%, 02/01/38	1,100,000	1,225,235
Texas Competitive Electric Holdings Co., LLC (144A) 10.500%, 11/01/15 (b)	3,130,000	2,222,300

		13,028,348

Energy Equipment & Services—0.2%
Kinder Morgan Energy Partners, L.P. 5.125%, 11/15/14	1,000,000	871,197
Tennessee Gas Pipeline Co. 7.000%, 10/15/28 (a)	500,000	382,568
Transocean, Ltd. 6.000%, 03/15/18	680,000	619,345
6.800%, 03/15/38	865,000	771,534

		2,644,644

Federal Agencies—66.4%
Federal Home Loan Bank 5.625%, 06/11/21	14,865,000	17,128,271
Federal Home Loan Mortgage Corp. 4.500%, TBA	15,000,000	15,332,820
4.500%, TBA	3,200,000	3,242,000
4.769%, 03/01/35 (b)	8,492,147	8,541,229
5.000%, 02/01/36	880,574	901,112
5.000%, TBA	65,700,000	67,185,312
5.297%, 07/01/38 (b)	9,724,477	9,893,939
5.304%, 08/01/38 (b)	7,313,203	7,442,757
5.355%, 10/15/33 (b)	77,917,405	6,985,591
5.500%, 09/01/21	42,244,211	43,570,566
5.500%, 07/01/33	4,295,705	4,416,208
5.500%, TBA	53,800,000	55,060,964
5.674%, 01/01/37 (b)	6,485,321	6,619,730
6.000%, 03/15/29	5,111,080	5,228,655
6.000%, 09/01/38	7,111,726	7,333,160
6.000%, TBA	9,500,000	9,806,500
9.000%, 12/01/09	798	800
Federal National Mortgage Association 4.000%, TBA	15,900,000	15,943,215
4.500%, 02/01/35	992,061	1,007,280
4.500%, 03/01/35	676,511	686,889
4.500%, 09/01/35	67,017	68,045
4.500%, 07/01/36	7,191,323	7,306,139
4.500%, TBA	33,600,000	34,032,147
4.961%, 06/01/38 (b)	8,065,891	8,192,946

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.000%, 06/01/23	$1,966,411	$2,016,627
5.000%, 12/01/32	288,537	295,627
5.000%, 06/01/33	14,676,747	15,023,652
5.000%, 07/01/33	4,369,776	4,473,062
5.000%, 08/01/33	23,043,619	23,588,285
5.000%, 09/01/33	2,308,204	2,362,761
5.000%, 10/01/33	3,766,901	3,855,937
5.000%, 12/01/33	822,976	842,428
5.000%, 04/01/34	16,505,988	16,885,814
5.000%, 04/25/35	2,321,021	2,383,109
5.000%, 07/01/35	363,920	372,067
5.000%, 09/01/35	1,362,636	1,394,844
5.000%, 12/01/35	3,364,125	3,439,436
5.000%, 02/01/36	11,651,777	11,912,618
5.000%, 05/01/36	7,620,654	7,791,252
5.000%, 07/01/36 (e)	15,058,512	1,443,024
5.000%, 07/01/37	1,460,604	1,495,127
5.052%, 07/01/38 (b)	7,878,666	8,003,612
5.125%, 01/02/14	7,600,000	8,031,376
5.250%, 08/01/12 (a)	3,100,000	3,267,462
5.500%, 04/01/17	113,293	117,293
5.500%, 05/01/19	25,460,875	26,359,736
5.500%, 08/01/19	13,374	13,821
5.500%, 03/01/20	388,134	400,745
5.500%, 05/01/20	109,779	113,346
5.500%, 06/01/20	1,284,993	1,330,358
5.500%, 10/01/20	329,845	340,562
5.500%, 02/01/21	89,491	92,399
5.500%, 03/01/21	573,773	591,967
5.500%, 01/01/24	1,112,652	1,144,677
5.500%, 06/25/28	1,668,470	1,705,751
5.500%, 05/01/34	64,125,055	65,891,226
5.500%, 11/01/34	4,014,727	4,122,794
5.500%, 06/01/35	2,486,928	2,552,316
5.500%, 08/01/35	6,608,542	6,783,759
5.500%, 11/01/35	1,811,950	1,859,591
5.500%, 11/01/35 (e)	7,586,774	818,864
5.500%, 12/01/35	10,968,320	11,256,706
5.500%, 01/25/36 (e)	6,908,448	731,021
5.500%, 06/01/36	77,708	79,752
5.500%, 07/01/36	1,723,818	1,769,142
5.500%, 12/01/36 (b)	28,118,345	28,857,650
5.500%, 04/01/37	19,002,097	19,500,643
5.500%, 08/01/37	1,522,937	1,562,893
5.500%, 11/01/37	1,910,608	1,960,735
5.500%, 12/01/37	1,893,184	1,942,855
5.500%, 02/01/38	953,665	978,591
5.500%, 03/01/38	1,545,558	1,585,953
5.500%, 07/01/38	1,015,340	1,041,877
5.500%, 09/01/38	4,735,775	4,859,550
6.000%, 04/01/16	512,464	540,239
6.000%, 03/25/27	5,684,021	5,810,862
6.000%, 02/01/34	2,599,693	2,684,700
6.000%, 08/01/34	2,167,927	2,238,816
6.000%, 04/01/35	13,317,665	13,761,461

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 6.000%, 08/01/35	$432,070	$446,639
6.000%, 01/01/36	133,016	137,095
6.000%, 05/01/36	91,596	94,405
6.000%, 06/01/36	7,231,338	7,453,106
6.000%, 11/01/36	3,263,163	3,363,236
6.000%, 12/01/36	3,116,290	3,211,859
6.000%, 06/01/37	407,307	419,776
6.000%, 08/01/37	148,400	152,943
6.000%, 09/01/37	2,421,037	2,457,823
6.000%, 10/01/37	7,211,421	7,432,172
6.000%, 03/01/38	5,523,410	5,692,496
6.000%, 06/01/38	6,355,501	6,549,416
6.000%, 08/01/38	1,182,610	1,218,693
6.000%, 09/01/38	6,214,695	6,404,314
6.500%, 11/01/27	167,572	175,479
6.500%, 12/01/29 (b)	1,097,604	1,149,397
6.500%, TBA	1,700,000	1,765,345
7.000%, 04/01/37	5,986,028	6,303,026
7.500%, 11/01/37	1,804,735	1,894,351
9.000%, 04/01/16	78	79
Government National Mortgage Association 5.000%, 10/20/33	7,323,794	7,520,149
5.500%, 04/15/33	345,488	357,065
5.500%, TBA	20,400,000	20,932,313
5.500%, TBA	29,800,000	30,461,322
6.000%, 09/20/33	1,078,402	1,113,200
6.000%, 10/20/33	1,782,393	1,844,543
6.000%, 11/20/33	2,434,894	2,513,463
6.000%, TBA	34,800,000	35,786,482
6.500%, 07/15/28	98,194	103,210
6.500%, 05/15/29	185,673	195,737
6.500%, 12/15/29	3,705	3,906
6.500%, 07/15/32	49,147	51,658
6.500%, 10/15/32	951,168	1,003,115
6.500%, 11/15/32	334,583	352,853
6.500%, 02/15/33	1,478,964	1,553,858
6.500%, 04/15/33	262,694	274,143
6.500%, 06/15/34	965,986	1,018,758
6.500%, 08/15/34	7,518,196	7,878,161
6.500%, 09/15/34	17,211	17,950
6.500%, 02/15/35	10,663,843	11,170,823
6.500%, 07/15/35	289,727	301,902
6.500%, 12/15/35	8,210,674	8,598,386
6.500%, TBA	2,900,000	3,000,601
7.500%, 12/15/14	206,828	218,830
8.000%, 11/15/29	31,773	33,898
8.500%, 01/15/17	10,393	11,111
8.500%, 02/15/17	3,731	3,989
8.500%, 03/15/17	7,840	8,382
8.500%, 05/15/17	11,307	12,088
8.500%, 10/15/21	1,348	1,440
8.500%, 11/15/21	4,129	4,413
8.500%, 05/15/22	3,229	3,450
9.000%, 10/15/16	6,798	7,267

		862,887,162

Security Description	Face Amount	Value*

Food & Staples Retailing—0.1%
Delhaize America, Inc. 9.000%, 04/15/31	$1,000,000	$1,011,321

Food Products—0.5%
Kraft Foods, Inc. 6.125%, 02/01/18	4,245,000	4,159,663
6.500%, 08/11/17 (b)	2,855,000	2,869,680

		7,029,343

Foreign Government—4.2%
Emirate of Abu Dhabi (144A) 5.500%, 08/02/12	11,600,000	12,834,240
Federal Republic of Germany 4.000%, 01/04/37 (EUR)	870,000	1,295,738
4.250%, 07/04/39 (EUR)	2,100,000	3,315,284
Israel Government AID Bond 5.500%, 12/04/23	4,725,000	5,852,810
Japan Government 1.000%, 11/20/21 (JPY) (b)	1,287,000,000	13,940,489
U.K. Treasury Bond 4.250%, 12/07/49 (GBP)	2,055,000	3,225,660
United Mexican States 7.250%, 12/15/16 (MXN)	41,000,000	2,837,152
10.000%, 12/05/24 (MXN)	137,180,000	11,378,753

		54,680,126

Health Care Providers & Services—0.1%
WellPoint, Inc. 5.950%, 12/15/34	1,750,000	1,453,844

Hotels, Restaurants & Leisure—0.0%
Harrah’s Operating Co., Inc. (144A) 10.000%, 12/15/18	621,000	226,665
10.750%, 02/01/18	2,515,000	326,950

		553,615

Independent Power Producers & Energy Traders—0.0%
NRG Energy, Inc. 7.375%, 02/01/16	275,000	255,750

Insurance—0.6%
American International Group, Inc. (144A) 8.175%, 05/15/58	5,800,000	2,256,345
Chubb Corp. 6.375%, 03/29/67 (b)	2,775,000	1,721,033
Lincoln National Corp. 7.000%, 05/17/66 (b)	1,735,000	728,700
The Progressive Corp. 6.700%, 06/15/37 (b)	2,640,000	1,297,779
The Travelers Cos., Inc. 6.250%, 03/15/67 (b)	3,075,000	2,014,239

		8,018,096

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Media—1.7%
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13 (a)	$1,330,000	$1,375,917
Comcast Cable Communications, LLC 8.500%, 05/01/27	2,400,000	2,704,550
Comcast Corp. 6.500%, 01/15/17	1,200,000	1,185,257
6.950%, 08/15/37	4,250,000	4,475,471
7.050%, 03/15/33	1,775,000	1,851,487
COX Communications, Inc. 7.125%, 10/01/12	4,600,000	4,402,278
CSC Holdings, Inc. 8.125%, 07/15/09	350,000	348,250
News America, Inc. 6.200%, 12/15/34	1,500,000	1,368,821
Time Warner Cable, Inc. 5.850%, 05/01/17	3,975,000	3,631,373
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	590,000	594,167

		21,937,571

Metals & Mining—0.2%
Freeport-McMoRan Copper & Gold, Inc. 8.250%, 04/01/15 (a)	1,250,000	1,062,500
8.375%, 04/01/17	2,410,000	1,976,200

		3,038,700

Office Electronics—0.1%
Xerox Corp. 6.875%, 08/15/11	1,450,000	1,253,390

Oil, Gas & Consumable Fuels—0.7%
Anadarko Petroleum Corp. 5.950%, 09/15/16 (a)	2,900,000	2,561,596
6.450%, 09/15/36	1,105,000	871,661
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	1,850,000	1,454,091
Enterprise Products Operating, LLC 4.950%, 06/01/10	25,000	23,945
Newfield Exploration Co. 6.625%, 09/01/14	590,000	483,800
6.625%, 04/15/16	555,000	441,225
Sabine Pass LNG, L.P. 7.500%, 11/30/16 (a)	1,900,000	1,368,000
XTO Energy, Inc. 6.750%, 08/01/37	2,500,000	2,341,410

		9,545,728

Pharmaceuticals—0.5%
Wyeth 5.500%, 02/01/14	6,000,000	6,094,728

Real Estate Investment Trusts—0.1%
AvalonBay Communities, Inc. 4.950%, 03/15/13 (a)	400,000	292,827

Security Description	Face Amount	Value*

Real Estate Investment Trusts—(Continued)
Simon Property Group, L.P. 4.600%, 06/15/10	$1,000,000	$891,309
5.100%, 06/15/15	1,000,000	613,025

		1,797,161

Software—0.2%
Oracle Corp. 5.750%, 04/15/18	2,310,000	2,416,186

Thrifts & Mortgage Finance—0.1%
Countrywide Financial Corp. 5.800%, 06/07/12 (a)	625,000	609,158
Nationwide Building Society (144A) 4.250%, 02/01/10	765,000	757,102

		1,366,260

Wireless Telecommunication Services—0.5%
America Movil S.A.B. de C.V. 6.375%, 03/01/35	325,000	275,604
Cellco Partnership (144A) 8.500%, 11/15/18	2,100,000	2,460,522
Rogers Communications, Inc. 7.500%, 03/15/15	385,000	381,199
Sprint Nextel Corp. 6.000%, 12/01/16	1,100,000	775,500
Vodafone Group, Plc. 7.750%, 02/15/10	2,570,000	2,626,578

		6,519,403

Yankee—0.0%
Compton Petroleum Finance Corp. 7.625%, 12/01/13	95,000	28,500

Total Fixed Income (Identified Cost $1,696,162,492)		1,561,982,972

Short Term Investments—2.8%

Mutual Funds—0.9%
State Street Navigator Securities Lending Prime Portfolio (h)	11,140,169	11,140,169

Repurchase Agreement—1.9%
State Street Repurchase Agreement dated 12/31/08 at 0.010% to be repurchased at $24,834,014 on 01/02/09, collateralized by $25,335,000 U.S. Treasury Bill due 02/19/09 with a value of $25,335,000.	24,834,000	24,834,000

Total Short Term Investments (Identified Cost $35,974,169)		35,974,169

Total Investments—122.9% (Identified Cost $1,732,136,661) (i)		1,597,957,141
Liabilities in excess of other assets		(297,897,577)

Total Net Assets—100%		$1,300,059,564

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2008

(a)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $ 10,898,969 and the collateral received consisted of cash in the amount of $11,140,169. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2008.
(c)	Zero Valued Security.
(d)	Non-Income Producing; Defaulted Bond.
(e)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(f)	A portion or all of the security was pledged as collateral against open futures contracts.
(g)	Security was valued in good faith under procedures established by the Board of Directors.
(h)	Represents investment of cash collateral received from securities lending transactions.
(i)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $1,736,951,846 and the composition of unrealized appreciation and depreciation of investment securities was $39,282,812 and $(178,277,517), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2008, the market value of 144A securities was $49,991,058, which is 3.9% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso

Forward Contracts

Forward Currency Contracts	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 12/31/2008	Unrealized Appreciation/ (Depreciation)
Euro (sold)	1/21/2009	1,490,000	$1,905,066	$2,069,680	$(164,614)
Euro (sold)	1/21/2009	3,154,000	4,005,612	4,381,055	(375,443)
Japanese Yen (bought)	1/21/2009	595,690,000	6,639,426	6,573,322	(66,104)
Japanese Yen (sold)	1/21/2009	1,799,066,000	17,985,984	19,852,339	(1,866,355)
Mexican Peso (sold)	1/21/2009	17,020,000	1,264,656	1,222,077	42,579
Mexican Peso (sold)	1/21/2009	183,849,000	14,335,205	13,200,804	1,134,401
Pound Sterling (sold)	1/21/2009	835,000	1,234,314	1,199,983	34,331
Pound Sterling (sold)	1/21/2009	860,000	1,290,113	1,235,910	54,203
Pound Sterling (sold)	1/21/2009	2,126,000	3,164,561	3,055,285	109,276

Net Unrealized Depreciation					$(1,097,727)

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2008

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2008	Unrealized Appreciation/ (Depreciation)
Eurodollar Futures	6/15/2009	248	$60,251,830	$61,299,400	$1,047,570
German Euro Bond Futures	3/6/2009	149	25,480,784	25,856,527	375,743
UK Long GILT Bond Futures	3/27/2009	160	26,613,571	28,403,047	1,789,476
U.S. Treasury Bond Futures	3/20/2009	501	65,147,487	69,161,484	4,013,997
U.S. Treasury Notes 5 Year Futures	3/31/2009	1,503	175,713,681	178,939,196	3,225,515

Futures Contracts—Short
U.S. Treasury Notes 2 Year Futures	3/31/2009	(258)	(55,835,378)	(56,260,125)	(424,747)
U.S. Treasury Notes 10 Year Futures	3/20/2009	(913)	(109,905,937)	(114,809,750)	(4,903,813)

Net Unrealized Appreciation					$5,123,741

TBA Sale Commitments

Federal Agencies	Face Amount	Value
Federal Home Loan Mortgage Corp.
5.500% (15 Year TBA)	$(27,800,000)	$(28,616,625)
Federal National Mortgage Association
5.000% (30 Year TBA)	(60,100,000)	(61,281,787)
5.500% (15 Year TBA)	(28,300,000)	(29,140,170)
5.500% (30 Year TBA)	(104,900,000)	(107,478,125)
6.000% (30 Year TBA)	(14,600,000)	(15,028,875)
Government National Mortgage Association
5.500% (30 Year TBA)	(13,600,000)	(14,003,757)
6.500% (30 Year TBA)	(10,600,000)	(11,003,444)

Total TBA Sale Commitments (Proceeds Cost $(263,771,192))		$(266,552,783)

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	TBA Sale Commitments	Other Financial Instruments*
Level 1 - Quoted Prices	$42,792,937	$0	$5,123,741
Level 2 - Other Significant Observable Inputs	1,555,164,204	(266,552,783)	(1,097,727)
Level 3 - Significant Unobservable Inputs	0	0	0
Total	$1,597,957,141	$(266,552,783)	$4,026,014

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$1,597,957,141
Cash		27,023
Foreign cash at value (c)		607,429
Receivable for:
Securities sold		616,721,949
Fund shares sold		375,671
Open forward currency contracts—net		898,912
Accrued interest and dividends		11,967,681
Foreign taxes		87,052

Total Assets		2,228,642,858
Liabilities
TBA sales commitments at value (d)	$266,552,783
Payable for:
Securities purchased	641,448,869
Fund shares redeemed	5,088,164
Futures variation margin	965,113
Open forward currency contracts—net	1,996,639
Collateral for securities loaned	11,140,169
Interest (Short)	801,471
Accrued expenses:
Management fees	418,957
Service and distribution fees	88,927
Deferred directors’ fees	30,170
Other expenses	52,032

Total Liabilities		928,583,294

Net Assets		$1,300,059,564

Net assets consists of:
Capital paid in		$1,380,979,344
Undistributed net investment income		90,221,418
Accumulated net realized losses		(38,156,032)
Unrealized depreciation on investments, futures contracts, and foreign currency		(132,985,166)

Net Assets		$1,300,059,564

Computation of offering price:
Class A
Net asset value and redemption price per share ($784,261,882 divided by 7,650,927 shares outstanding)		$102.51

Class B
Net asset value and redemption price per share ($279,253,658 divided by 2,758,544 shares outstanding)		$101.23

Class E
Net asset value and redemption price per share ($236,544,024 divided by 2,323,838 shares outstanding)		$101.79

(a) Identified cost of investments		$1,732,136,661

(b) Includes cash collateral for securities loaned of		$11,140,169

(c) Identified cost of foreign cash		$633,610

(d) Proceeds of TBA sales commitments		$263,771,192

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$900,702
Interest		87,763,744 (a)

		88,664,446
Expenses
Management fees	$5,764,854
Service and distribution fees—Class B	774,028
Service and distribution fees—Class E	422,508
Directors’ fees and expenses	30,834
Custodian	216,968
Audit and tax services	34,791
Legal	16,610
Printing	281,397
Insurance	19,085
Miscellaneous	23,567

Total expenses	7,584,642
Management fee waivers	(126,061)	7,458,581

Net Investment Income		81,205,865

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	1,472,839
Futures contracts—net	7,195,903
Foreign currency transactions—net	5,550,804
Options—net	1,267,159	15,486,705

Change in unrealized appreciation (depreciation) on:
Investments—net	(155,493,477)
Futures contracts—net	4,598,824
Foreign currency transactions—net	(1,901,258)
Options—net	(20,871)	(152,816,782)

Net loss		(137,330,077)

Net Decrease in Net Assets From Operations		$(56,124,212)

(a)	Includes income on securities loaned of $233,213.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$81,205,865	$76,717,556
Net realized gain (loss)	15,486,705	(11,842,631)
Change in unrealized appreciation (depreciation)	(152,816,782)	30,416,968

Increase (decrease) in net assets from operations	(56,124,212)	95,291,893

From Distributions to Shareholders
Net investment income
Class A	(48,466,756)	(31,735,232)
Class B	(14,964,604)	(8,796,845)
Class E	(14,665,783)	(9,494,875)

Total distributions	(78,097,143)	(50,026,952)

Decrease in net assets from capital share transactions	(171,181,743)	(3,850,293)

Net increase (decrease) in net assets	(305,403,098)	41,414,648

Net Assets
Beginning of the period	1,605,462,662	1,564,048,014

End of the period	$1,300,059,564	$1,605,462,662

Undistributed Net Investment Income
End of the period	$90,221,418	$77,250,999

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	1,097,076	$116,901,330	1,687,659	$182,728,894
Reinvestments	454,319	48,466,756	296,508	31,735,232
Redemptions	(2,706,085)	(283,431,663)	(2,042,297)	(221,110,438)

Net decrease	(1,154,690)	$(118,063,577)	(58,130)	$(6,646,312)

Class B
Sales	507,058	$53,473,821	741,024	$79,187,847
Reinvestments	141,791	14,964,604	83,028	8,796,845
Redemptions	(750,450)	(77,571,198)	(687,193)	(73,627,604)

Net increase (decrease)	(101,601)	$(9,132,773)	136,859	$14,357,088

Class E
Sales	358,685	$38,598,665	409,838	$44,043,744
Reinvestments	138,291	14,665,783	89,212	9,494,875
Redemptions	(931,005)	(97,249,841)	(604,310)	(65,099,688)

Net decrease	(434,029)	$(43,985,393)	(105,260)	$(11,561,069)

Decrease derived from capital share transactions		$(171,181,743)		$(3,850,293)

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$111.71	$108.62	$110.48	$113.72	$115.62

Income From Investment Operations
Net investment income	5.82 (a)	5.36 (a)	4.55	4.69	4.44
Net realized and unrealized gain (loss) of investments	(9.42)	1.31	0.01	(2.06)	0.41

Total from investment operations	(3.60)	6.67	4.56	2.63	4.85

Less Distributions
Distributions from net investment income	(5.60)	(3.58)	(6.31)	(4.55)	(4.76)
Distributions from net realized capital gains	0.00	0.00	(0.11)	(1.32)	(1.99)

Total distributions	(5.60)	(3.58)	(6.42)	(5.87)	(6.75)

Net Asset Value, End of Period	$102.51	$111.71	$108.62	$110.48	$113.72

Total Return (%)	(3.4)	6.3	4.4	2.4	4.4
Ratio of operating expenses to average net assets (%)	0.42	0.43	0.46	0.47	0.46
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.43	0.43	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	5.48	4.95	4.28	3.96	3.57
Portfolio turnover rate (%)	1,014	931	503	890	458
Net assets, end of period (000)	$784,262	$983,686	$962,770	$763,205	$814,560

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$110.39	$107.36	$109.20	$112.47	$114.51

Income From Investment Operations
Net investment income	5.49 (a)	5.03 (a)	4.54	4.06	3.78
Net realized and unrealized gain (loss) of investments	(9.32)	1.30	(0.32)	(1.72)	0.73

Total from investment operations	(3.83)	6.33	4.22	2.34	4.51

Less Distributions
Distributions from net investment income	(5.33)	(3.30)	(5.95)	(4.29)	(4.56)
Distributions from net realized capital gains	0.00	0.00	(0.11)	(1.32)	(1.99)

Total distributions	(5.33)	(3.30)	(6.06)	(5.61)	(6.55)

Net Asset Value, End of Period	$101.23	$110.39	$107.36	$109.20	$112.47

Total Return (%)	(3.7)	6.0	4.1	2.2	4.2
Ratio of operating expenses to average net assets (%)	0.67	0.68	0.71	0.72	0.71
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.68	0.68	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	5.24	4.70	4.04	3.73	3.35
Portfolio turnover rate (%)	1,014	931	503	890	458
Net assets, end of period (000)	$279,254	$315,737	$292,377	$235,057	$143,107

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$110.97	$107.89	$109.73	$112.97	$114.98

Income From Investment Operations
Net investment income	5.63 (a)	5.16 (a)	7.07	4.34	3.52
Net realized and unrealized gain (loss) of investments	(9.37)	1.31	(2.71)	(1.89)	1.12

Total from investment operations	(3.74)	6.47	4.36	2.45	4.64

Less Distributions
Distributions from net investment income	(5.44)	(3.39)	(6.09)	(4.37)	(4.66)
Distributions from net realized capital gains	0.00	0.00	(0.11)	(1.32)	(1.99)

Total distributions	(5.44)	(3.39)	(6.20)	(5.69)	(6.65)

Net Asset Value, End of Period	$101.79	$110.97	$107.89	$109.73	$112.97

Total Return (%)	(3.6)	6.1	4.3	2.3	4.3
Ratio of operating expenses to average net assets (%)	0.57	0.58	0.61	0.62	0.61
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.58	0.58	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	5.33	4.79	4.16	3.81	3.44
Portfolio turnover rate (%)	1,014	931	503	890	458
Net assets, end of period (000)	$236,544	$306,040	$308,901	$64,396	$65,275

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Bond Income Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Securities traded primarily on an exchange outside of the United States, which closes before the close of the New York Stock Exchange, will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad market or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad market or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2008 was $1,065,012,205.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

High Yield Securities:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Mortgage-Backed Securities:

The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At December 31, 2008, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities (excluding federal agencies) with an aggregate value of $368,350,122 (representing 28.3% of the Portfolio’s total net assets).

TBA Purchase & Sale Commitments:

The Portfolio may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation”.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/15	Expiring 12/31/14	Expiring 12/31/13	Expiring 12/31/12	Total
$13,263,486	$11,623,394	$3,820,752	$1,674,692	$30,382,324

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$78,097,143	$50,026,952	$—	$—	$—	$—	$78,097,143	$50,026,952

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$89,134,460	$—	$(139,661,148)	$(30,382,324)	$(80,909,012)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$14,994,474,856	$267,748,274	$15,042,582,428	$316,919,474

Options Written:

The Portfolio transactions in options written during the year ended December 31, 2008 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2007	156	$89,121
Options written	253	199,254
Options closed	(175)	(158,035)
Options expired	(234)	(130,340)

Options outstanding December 31, 2008	0	$0

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2007	0	$0
Options written	1,361	1,025,453
Options closed	(426)	(335,227)
Options expired	(935)	(690,226)

Options outstanding December 31, 2008	0	$0

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$5,764,854	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2008 to April 30, 2009, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.025%	Over $1 billion and less than $2 billion

A similar expense agreement was in place for the period May 1, 2007 through April 30, 2008. Amounts waived for the year ended December 31, 2008 are shown as management fee waivers in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Bond Income Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Bond Income Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2009

MSF-24

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-25

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-26

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-27

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-28

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-29

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-30

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with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

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Metropolitan Series Fund, Inc. BlackRock Diversified Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the BlackRock Diversified Portfolio returned -24.8%, compared to its benchmark, a blend of the Russell 1000 Index1 (60%) and the Barclays Capital U.S. Aggregate Bond Index2 (40%), which returned -20.5%. The average return of its peer group, the Lipper Variable Insurance Products3 Mixed-Asset Target Allocation Growth Funds Universe, was -29.6% over the same period.

PORTFOLIO REVIEW

2008 will turn out to be a year investors would like to forget, but instead will vividly remember. For much of the first half of the year, equity markets held together as the hope of global decoupling kept investors from panicking, despite substantial deterioration in credit markets. The seminal event appears to have been the September Lehman Brothers bankruptcy, which drove fear higher and confidence lower, causing a massive decline in economic activity in the U.S. and globally. Although at times somewhat erratic, monetary and fiscal policy efforts became aggressive, attempting to fight off systemic collapse and growing deflationary forces. As a result, risk premia of all types rose substantially and geographic and other correlations increased. The price of risk assets, including equities, low-quality bonds and commodities collapsed in record time, as volatility levels soared. By contrast, high-quality assets, especially Treasury instruments, soared as returns on cash fell to near zero. Most governments have announced, or are in the process of announcing, massive stimulus packages in an effort to stem economic decline and encourage eventual recovery. Defensive stocks (consumer staples and healthcare) declined the least as financial stocks crumbled. Oil prices soared to $150 and then collapsed to below $40, less than half the level where they started the year. The U.S. equity market noticeably outperformed by falling less than many other markets, and the U.S. dollar enjoyed a second half rally. The year ends with uncertainty high, expectations low and problems significant.

For most of the year, the Portfolio maintained a moderate underweight in stocks versus bonds, reflecting our view that the risk of holding equities was high. Our moderate underweight became a significant underweight when the stock market fell precipitously during the month of October, reaching approximately 10% at the market low. By the end of October, having just witnessed new multi-year lows on the S&P 500 Index and record levels of volatility indicating panic and forced selling, we believed it was time to add exposure to equities. In early November, we raised the equity exposure in the Portfolio, but kept it below the benchmark weight of 60%. The Portfolio ended the year with a moderate underweight in stocks.

During the year, the fixed income portion of the Portfolio traded duration and yield curve positioning tactically, ending the period with a neutral duration and a slight yield curve steepener. Overall, the Portfolio’s duration and yield curve positioning trades benefited performance for the 12-month period. Over the course of the year, while Treasury bonds rallied (13.7% in 2008), high-quality spread assets—particularly non-agency mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS)—were under extreme pressure, most notably during the second half of the year. During 2008, the CMBS sector lost 20.5% and the ABS sector fell 12.7% (as reported by the Barclay’s Capital U.S. Aggregate Bond Index). There is no index that tracks non-agency MBS, but non-agency paper generally fell more than 30%. Corporate bonds were also volatile, posting losses of 4.9% for the year, with the financials sub-sector alone falling 8.4%. The markets began showing some signs of stabilizing from late November through year-end. In December alone, the CMBS sector was up 17%, corporates gained 6.8% and agency MBS rose 1.7%. However, while the year ended with a better tone, the Portfolio’s broad overweights in these high-quality spread sectors, combined with an underweight in Treasuries, detracted from performance for the period. While our exposure to the aforementioned spread sectors (non-agency MBS, CMBS, ABS) detracted from performance, our security selection proved beneficial, with our focus on the highest quality issues within the CMBS and ABS sectors helping us outperform the respective sector averages. The Portfolio remains underweight in U.S. Treasury and agency debt in favor of high-quality spread sectors. As a result, we maintained core holdings in agency and non-agency MBS, AAA-rated CMBS and ABS. During the period, as spreads on credit approached historically wide levels, we began to look for opportunities in both the new issue and secondary markets, bringing our credit allocation closer to neutral versus the benchmark. We continue to see long-term value in these sectors, and believe that as stability returns to financial markets, spreads will recover gradually over time, ultimately benefiting the Portfolio.

For the equity portion of the Portfolio, an underweight and security selection in financials was the most important contributor to performance. In financials, the Portfolio benefited from underweighting diversified financials opting for exposure to the sector mainly through the insurance industry, where Portfolio holdings significantly outperformed the broader sector. Also contributing to performance was our security selection in the energy sector. Within the sector, Portfolio positioning in high-quality, asset-based integrated oil companies was a positive factor. Also, we avoided the high-risk oil services companies, whose fortunes are closely tied to the price of crude oil. We have made some tactical purchases of refiners (at very depressed valuations), as lower crude prices should drive improving margins. In the long term, we remain bullish on commodities and believe that the best way to profit from this view is by focusing on high-quality companies.

On the negative side, the equity Portfolio’s underweight in consumer staples and security selection in industrials detracted from performance. Throughout the year, we believed the consumer staples sector to be overvalued given our expectations of future earnings growth. The sector was, however, the best performer in the Russell 1000 Index for the year. In healthcare, our difficulty came mostly during the first quarter. The sector was, however, the best performer in the Russell 1000 Index for the year. Our industrials names did not fare well during the year, with holdings in the machinery industry detracting the most from that sector. We believe that the Portfolio’s orientation toward the defense industry—which is typically insulated from macroeconomic events—is the right call at this time.

At period-end, the Portfolio’s largest overweights versus the benchmark were in the energy, information technology and healthcare sectors. The Portfolio continued to be underweight in financials, consumer staples and utilities.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Russell 1000® Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the investable U.S. equity market.

2 Barclays Capital U.S. Aggregate Bond Index (formerly, Lehman Brothers U.S. Aggregate Bond Index) includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The index itself remains unchanged since Barclays assumed responsibility for the index from Lehman.

3 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL 1000 INDEX AND THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2008

	BlackRock Diversified Portfolio			Russell 1000 Index	Barclays Capital U.S. Aggregate Bond Index
	Class A	Class B	Class E
1 Year	-24.8%	-25.0%	-24.9%	-37.6%	5.2%
5 Year	-0.3	—	-0.5	-2.0	4.7
10 Year	0.5	—	—	-1.1	5.6
Since Inception	—	-0.8	-0.4	—	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/25/86, 4/26/04 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	15.4%
Federal Home Loan Mortgage Corp.	6.5%
Government National Mortgage Association	4.7%
Exxon Mobil Corp.	3.4%
Johnson & Johnson	1.7%
Chevron Corp.	1.6%
Pfizer, Inc.	1.4%
Wal-Mart Stores, Inc.	1.3%
CS First Boston Mortgage Securities Corp.	1.3%
Hewlett-Packard Co.	1.2%

Top Equity Sectors

% of Equity Market Value
Energy	22.6%
Health Care	22.0%
Information Technology	19.0%
Industrials	10.7%
Consumer Discretionary	10.5%

Top Fixed Income Sectors
% of Fixed Income Market Value
Mortgages	51.8%
Investment Grade Corporates	19.2%
Commercial Mortgage-Backed	16.6%
Asset Backed	4.7%
Agency Issues	2.6%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
BlackRock Diversified—Class A	Actual	0.49%	$1,000.00	$817.11	$2.24
	Hypothetical	0.49%	$1,000.00	$1,022.65	$2.49

BlackRock Diversified—Class B	Actual	0.74%	$1,000.00	$815.81	$3.38
	Hypothetical	0.74%	$1,000.00	$1,021.37	$3.76

BlackRock Diversified—Class E	Actual	0.64%	$1,000.00	$816.26	$2.92
	Hypothetical	0.64%	$1,000.00	$1,021.88	$3.25

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—58.3% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.0%
General Dynamics Corp.	154,000	$8,868,860
L-3 Communications Holdings, Inc.	17,200	1,269,016
Lockheed Martin Corp.	90,000	7,567,200
Northrop Grumman Corp.	188,000	8,467,520
Raytheon Co.	165,000	8,421,600

		34,594,196

Airlines—0.1%
Southwest Airlines Co.	140,000	1,206,800

Beverages—0.2%
The Coca-Cola Co.	43,000	1,946,610

Biotechnology—1.0%
Amgen, Inc. (a)	204,000	11,781,000

Commercial & Professional Services—0.2%
R.R. Donnelley & Sons Co.	140,000	1,901,200

Commercial Banks—0.2%
Wells Fargo & Co.	63,000	1,857,240

Communications Equipment—0.1%
Cisco Systems, Inc. (a)	64,000	1,043,200

Computers & Peripherals—3.0%
Hewlett-Packard Co.	377,000	13,681,330
International Business Machines Corp.	120,000	10,099,200
NetApp, Inc. (a) (b)	545,000	7,613,650
Western Digital Corp. (a)	324,000	3,709,800

		35,103,980

Consumer Finance—0.7%
Capital One Financial Corp.	262,000	8,355,180

Diversified Consumer Services—0.2%
H&R Block, Inc.	131,000	2,976,320

Diversified Financial Services—0.2%
JPMorgan Chase & Co.	63,000	1,986,390

Diversified Telecommunication Services—0.7%
AT&T, Inc.	220,000	6,270,000
CenturyTel, Inc. (b)	40,000	1,093,200
Verizon Communications, Inc.	20,000	678,000

		8,041,200

Electronic Equipment, Instruments & Components—0.2%
Jabil Circuit, Inc.	344,000	2,322,000

Energy Equipment & Services—0.8%
ENSCO International, Inc. (b)	156,000	4,428,840
Nabors Industries, Ltd. (a) (b)	437,000	5,230,890

		9,659,730

Security Description	Shares	Value*

Food & Staples Retailing—2.6%
SYSCO Corp.	292,000	$6,698,480
The Kroger Co.	309,000	8,160,690
Wal-Mart Stores, Inc.	265,000	14,855,900

		29,715,070

Food Products—0.2%
Archer-Daniels-Midland Co.	99,000	2,854,170

Health Care Equipment & Supplies—1.4%
Baxter International, Inc.	142,000	7,609,780
St. Jude Medical, Inc. (a)	118,000	3,889,280
Varian Medical Systems, Inc. (a)	148,000	5,185,920

		16,684,980

Health Care Providers & Services—3.5%
Aetna, Inc.	94,000	2,679,000
AmerisourceBergen Corp.	30,700	1,094,762
Community Health Systems, Inc. (a) (b)	77,000	1,122,660
Express Scripts, Inc. (a)	124,000	6,817,520
Humana, Inc. (a)	182,000	6,784,960
McKesson Corp.	151,800	5,879,214
Medco Health Solutions, Inc. (a)	161,000	6,747,510
UnitedHealth Group, Inc.	26,000	691,600
WellPoint, Inc. (a)	201,000	8,468,130

		40,285,356

Hotels, Restaurants & Leisure—1.0%
McDonald’s Corp.	186,000	11,567,340

Household Durables—1.3%
Lennar Corp. (Class A) (b)	679,000	5,886,930
Pulte Homes, Inc.	177,000	1,934,610
Toll Brothers, Inc. (a) (b)	318,000	6,814,740

		14,636,280

Household Products—0.7%
Procter & Gamble Co.	138,000	8,531,160

Independent Power Producers & Energy Traders—0.3%
NRG Energy, Inc. (a) (b)	140,000	3,266,200

Industrial Conglomerates—0.6%
General Electric Co.	401,000	6,496,200

Insurance—2.3%
The Allstate Corp.	216,000	7,076,160
The Chubb Corp.	144,000	7,344,000
The Travelers Cos., Inc.	180,000	8,136,000
W.R. Berkley Corp.	144,275	4,472,525

		27,028,685

IT Services—1.0%
Accenture, Ltd. (Class A)	253,000	8,295,870
Automatic Data Processing, Inc.	37,000	1,455,580
Computer Sciences Corp. (a)	54,500	1,915,130

		11,666,580

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—0.6%
Cummins, Inc.	267,000	$7,136,910

Media—0.1%
Omnicom Group, Inc.	52,000	1,399,840

Metals & Mining—0.7%
Reliance Steel & Aluminum Co.	110,000	2,193,400
United States Steel Corp. (b)	177,000	6,584,400

		8,777,800

Multiline Retail—0.4%
Dollar Tree, Inc. (a)	126,000	5,266,800

Oil, Gas & Consumable Fuels—12.4%
Anadarko Petroleum Corp.	223,000	8,596,650
Apache Corp.	117,000	8,720,010
Chevron Corp.	253,000	18,714,410
ConocoPhillips (b)	252,000	13,053,600
Devon Energy Corp.	94,000	6,176,740
Exxon Mobil Corp.	488,000	38,957,040
Hess Corp.	134,000	7,187,760
Marathon Oil Corp.	318,000	8,700,480
Murphy Oil Corp.	178,000	7,894,300
Occidental Petroleum Corp.	183,000	10,978,170
Sunoco, Inc. (b)	167,000	7,257,820
Valero Energy Corp.	357,000	7,725,480

		143,962,460

Pharmaceuticals—6.9%
Bristol-Myers Squibb Co.	434,000	10,090,500
Eli Lilly & Co.	251,000	10,107,770
Forest Laboratories, Inc. (a)	220,000	5,603,400
Johnson & Johnson	330,000	19,743,900
Pfizer, Inc.	925,000	16,381,750
Schering-Plough Corp.	482,000	8,208,460
Wyeth	282,000	10,577,820

		80,713,600

Road & Rail—1.8%
CSX Corp.	210,000	6,818,700
Norfolk Southern Corp.	125,000	5,881,250
Union Pacific Corp. (b)	172,000	8,221,600

		20,921,550

Semiconductors & Semiconductor Equipment—3.4%
Altera Corp.	440,000	7,352,400
Broadcom Corp. (a)	437,000	7,415,890
Integrated Device Technology, Inc. (a)	460,000	2,580,600
Intersil Corp.	274,000	2,518,060
KLA-Tencor Corp. (b)	230,000	5,011,700
Microchip Technology, Inc. (b)	200,000	3,906,000
Silicon Laboratories, Inc. (a) (b)	110,000	2,725,800
Xilinx, Inc. (b)	422,000	7,520,040

		39,030,490

Security Description	Shares	Value*

Software—3.5%
Adobe Systems, Inc. (a)	334,000	$7,110,860
Autodesk, Inc. (a) (b)	210,000	4,126,500
BMC Software, Inc. (a) (b)	46,100	1,240,551
CA, Inc.	57,200	1,059,916
McAfee, Inc. (a)	46,100	1,593,677
Microsoft Corp.	278,000	5,404,320
Oracle Corp. (a) (b)	619,000	10,974,870
Symantec Corp. (a)	571,000	7,719,920
Synopsys, Inc. (a)	53,100	983,412

		40,214,026

Specialty Retail—1.8%
AutoZone, Inc. (a)	56,000	7,810,320
Ross Stores, Inc.	228,000	6,778,440
The Gap, Inc.	493,000	6,601,270

		21,190,030

Textiles, Apparel & Luxury Goods—1.2%
Coach, Inc. (a)	351,000	7,290,270
Polo Ralph Lauren Corp. (b)	136,000	6,175,760

		13,466,030

Total Common Stock (Identified Cost $830,033,545)		677,586,603

Fixed Income—49.7%
Security Description	Face Amount	Value*

Aerospace & Defense—0.0%
L-3 Communications Corp. 5.875%, 01/15/15	$150,000	135,000
6.375%, 10/15/15	75,000	70,125

		205,125

Air Freight & Logistics—0.0%
United Parcel Service, Inc. 6.200%, 01/15/38	395,000	435,469

Asset Backed—2.0%
ARES CLO Funds (144A) 4.819%, 02/26/16 (c)	1,150,000	182,896
Chase Issuance Trust 5.120%, 10/15/14	4,500,000	4,174,604
Countrywide Asset-Backed Certificates 0.621%, 07/25/36 (c)	3,226,460	2,291,330
2.196%, 12/25/31 (c)	60,341	25,250
Ford Credit Auto Owner Trust 5.070%, 12/15/10	4,150,000	4,074,936
GSAA Trust 0.571%, 03/25/47 (c)	2,107,574	1,117,489
Home Equity Asset Trust 0.581%, 07/25/37 (c)	1,270,853	1,059,256
Knollwood CDO, Ltd. (144A) 7.489%, 02/08/39 (c) (d) (h)	443,756	0

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Asset Backed—(Continued)
Long Beach Mortgage Loan Trust 1.571%, 03/25/34 (c)	$513,155	$308,047
SLM Student Loan Trust 4.635%, 10/25/16 (c)	6,010,000	5,624,044
4.835%, 01/25/28 (c)	1,520,000	1,347,576
5.235%, 07/25/23 (c)	4,100,000	3,379,298
Structured Asset Investment Loan Trust 3.396%, 04/25/33 (c)	40,741	7,078

		23,591,804

Capital Markets—0.6%
Lehman Brothers Holdings, Inc. 5.250%, 02/06/12 (e)	1,310,000	124,450
6.500%, 07/19/17 (e)	900,000	90
6.750%, 12/28/17 (e)	2,075,000	208
7.000%, 09/27/27 (e)	1,110,000	105,450
Morgan Stanley 4.570%, 01/09/12 (c)	6,605,000	5,211,424
6.750%, 04/15/11	550,000	541,159
The Bear Stearns Cos., LLC 4.903%, 07/19/10 (c)	790,000	764,523

		6,747,304

Collateralized-Mortgage Obligation—3.2%
American Home Mortgage Assets 0.661%, 11/25/36 (c)	630,254	260,938
Bear Stearns Adjustable Rate Mortgage Trust 5.995%, 06/25/47 (c)	4,442,765	2,700,880
Citicorp Mortgage Securities, Inc. 6.000%, 10/25/36	1,555,139	1,468,921
Countrywide Alternative Loan Trust 0.698%, 03/20/47 (c)	1,859,268	761,865
3.216%, 08/25/46 (c)	699,228	301,250
5.500%, 11/25/35	2,500,000	1,114,356
5.500%, 04/25/37	2,115,114	1,253,236
Countrywide Home Loan Mortgage Pass Through Trust 0.671%, 04/25/46 (c)	811,159	317,622
6.500%, 10/25/37	2,236,751	1,517,497
Credit Suisse Mortgage Capital Certificates 6.000%, 10/25/21	1,067,935	627,412
CS First Boston Mortgage Securities Corp. 6.000%, 01/25/36	2,295,407	1,215,131
Deutsche ALT-A Securities, Inc. Alternate Loan Trust 0.671%, 02/25/47 (c)	913,565	370,791
GSR Mortgage Loan Trust 0.661%, 08/25/46 (c)	1,928,742	937,286
5.244%, 11/25/35 (c)	1,935,408	1,439,851
6.000%, 07/25/37	2,187,941	1,486,432
Harborview Mortgage Loan Trust 0.791%, 11/19/36 (c)	1,362,215	585,869
0.891%, 11/19/35 (c)	1,757,016	800,465
0.911%, 09/19/35 (c)	206,060	95,539

Security Description	Face Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
IndyMac INDA Mortgage Loan Trust 5.899%, 09/25/36 (c)	$1,381,615	$748,984
JPMorgan Mortgage Trust 3.883%, 08/25/34 (c)	3,515,965	2,625,442
5.432%, 08/25/35 (c)	9,597,212	7,695,634
5.500%, 03/25/22	445,789	302,997
5.875%, 07/25/36	494,398	364,619
6.500%, 08/25/36	1,607,132	1,180,187
WaMu Mortgage Pass-Through Certificates 4.919%, 08/25/35 (c)	1,516,942	889,818
5.647%, 03/25/37 (c)	5,326,725	2,668,078
5.706%, 02/25/37 (c)	2,121,049	1,156,987
Wells Fargo Mortgage Backed Securities Trust 5.500%, 03/25/36	1,610,181	1,406,446
6.099%, 09/25/36 (c)	1,366,946	876,053

		37,170,586

Commercial Banks—1.2%
Barclays Bank, Plc. (144A) 7.434%, 09/29/49 (c)	2,090,000	1,056,662
Royal Bank of Scotland Group, Plc. 7.640%, 03/31/49 (c)	2,000,000	796,568
UBS AG (Stamford Branch) 5.750%, 04/25/18	1,100,000	998,355
5.875%, 12/20/17	3,375,000	3,100,427
Wachovia Bank, N.A. 6.600%, 01/15/38	1,550,000	1,681,607
Wachovia Corp. 7.980%, 12/31/49 (c)	4,100,000	3,494,840
Wells Fargo & Co. 4.625%, 08/09/10	1,710,000	1,717,863
4.875%, 01/12/11 (b)	590,000	590,022

		13,436,344

Commercial Mortgage-Backed Securities—7.0%
Banc of America Commercial Mortgage, Inc. 4.988%, 11/10/42 (c)	3,630,000	3,358,877
7.333%, 10/15/09	3,180,948	3,172,008
Bear Stearns Commercial Mortgage Securities 4.361%, 06/11/41	1,822,144	1,795,251
4.674%, 06/11/41	930,000	785,698
5.742%, 09/11/42 (c)	3,875,000	3,026,875
5.920%, 10/15/36	834,200	825,146
Chase Commerical Mortgage Securities Corp. 7.319%, 10/15/32	1,398,396	1,391,605
Citigroup Commercial Mortgage Trust 5.700%, 06/10/17 (c)	1,750,000	801,542
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.886%, 11/15/44	1,750,000	1,319,660
Credit Suisse Mortgage Capital Certificates 5.311%, 12/15/39	4,000,000	3,103,698

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
CS First Boston Mortgage Securities Corp. 3.936%, 05/15/38 (c)	$4,000,000	$3,402,539
4.940%, 12/15/35	4,405,000	3,963,086
5.183%, 11/15/36	2,890,000	2,641,564
5.603%, 07/15/35	3,850,000	3,577,465
First Union National Bank Commercial Mortgage 6.663%, 01/12/43	3,641,263	3,578,789
First Union National Bank Commercial Mortgage Trust (144A) 7.793%, 12/15/31 (c)	3,700,000	3,585,366
GE Business Loan Trust (144A) 2.495%, 04/15/31 (c)	462,544	179,462
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	3,480,000	2,910,833
4.996%, 12/10/37	4,340,000	3,935,650
6.269%, 12/10/35	3,440,000	3,230,513
GMAC Commercial Mortgage Securities, Inc. 7.455%, 08/16/33	2,971,795	2,965,692
Greenwich Capital Commercial Funding Corp. 5.301%, 04/10/37 (c)	1,120,000	500,029
5.914%, 07/10/38	3,280,000	2,559,906
JPMorgan Chase Commercial Mortgage Securities Corp. 5.804%, 06/15/49 (c)	1,700,000	1,299,523
5.827%, 02/15/51 (c)	1,390,000	1,083,756
JPMorgan Commercial Mortgage Finance Corp. 7.351%, 09/15/29	584,999	582,584
LB-UBS Commercial Mortgage Trust 4.023%, 09/15/26	822,273	809,776
4.071%, 09/15/26	1,407,057	1,345,690
5.372%, 09/15/39	1,570,000	1,231,674
5.430%, 02/15/40 (c)	2,800,000	2,012,372
5.642%, 12/15/25 (c)	856,608	834,850
5.934%, 12/15/25	777,358	760,712
7.950%, 05/15/25 (c)	3,504,091	3,519,236
LB-UBS Commercial Mortgage Trust (144A) 6.155%, 07/14/16	1,924,291	1,890,841
Morgan Stanley Capital I 5.632%, 04/12/49 (c)	620,000	466,460
5.650%, 06/11/42 (c)	5,925,000	4,522,932
5.693%, 10/15/42	1,130,000	969,621
Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	3,661,933	3,557,110
Wachovia Bank Commercial Mortgage Trust 5.368%, 11/15/48 (c)	430,000	120,796
5.632%, 10/15/48 (c)	430,000	126,278

		81,745,465

Computers & Peripherals—0.2%
International Business Machines Corp. 5.700%, 09/14/17	1,420,000	1,518,143
7.625%, 10/15/18	900,000	1,079,276

		2,597,419

Security Description	Face Amount	Value*

Consumer Finance—0.2%
SLM Corp. 4.000%, 01/15/09	$700,000	$696,803
5.125%, 08/27/12	1,700,000	1,272,211
5.400%, 10/25/11	890,000	673,226

		2,642,240

Diversified Financial Services—2.5%
AES Ironwood, LLC 8.857%, 11/30/25	118,328	102,945
AES Red Oak, LLC 9.200%, 11/30/29	50,000	43,000
Bank of America Corp. 5.650%, 05/01/18	785,000	789,658
5.750%, 12/01/17 (g)	920,000	918,566
7.800%, 09/15/16	925,000	941,637
8.000%, 12/29/49 (c)	1,925,000	1,384,629
8.125%, 12/29/49 (c)	920,000	688,160
Citigroup Capital XXI 8.300%, 12/21/57 (c)	875,000	674,832
Citigroup, Inc. 4.125%, 02/22/10 (g)	2,000,000	1,970,850
Credit Suisse Guernsey, Ltd. 5.860%, 05/29/49	2,070,000	966,137
Devon Financing Corp. 7.875%, 09/30/31	575,000	633,135
Gaz Capital S.A. (144A) 7.288%, 08/16/37	1,060,000	625,400
General Electric Capital Corp. 5.000%, 11/15/11	5,220,000	5,290,000
5.000%, 04/10/12	1,080,000	1,070,506
6.150%, 08/01/37	1,610,000	1,614,212
6.375%, 11/15/67 (b) (c)	1,700,000	1,068,567
GlaxoSmithKline Capital, Inc. 4.850%, 05/15/13 (b)	1,450,000	1,454,433
Goldman Sachs Capital II 5.793%, 12/29/49 (c)	1,510,000	580,479
Icahn Enterprises, L.P. 8.125%, 06/01/12	145,000	111,650
JPMorgan Chase & Co. 7.900%, 12/31/49 (c)	1,775,000	1,476,498
JPMorgan Chase Bank, N.A. 6.000%, 07/05/17	2,500,000	2,521,495
JPMorgan Chase Capital XXV 6.800%, 10/01/37	1,880,000	1,732,204
Lehman Brothers Holdings Capital Trust VII 5.857%, 11/29/49 (e)	305,000	31
Petrobras International Finance Co. 5.875%, 03/01/18	570,000	512,430
Telecom Italia Capital S.A. 5.250%, 10/01/15	975,000	742,219
Wind Acquisition Finance S.A. (144A) 10.750%, 12/01/15	295,000	253,700
ZFS Finance USA Trust I (144A) 6.500%, 05/09/37 (c)	900,000	369,000

		28,536,373

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Diversified Telecommunication Services—0.7%
AT&T, Inc. 6.500%, 09/01/37	$2,850,000	$3,069,421
Cincinnati Bell, Inc. 7.250%, 07/15/13	50,000	44,000
GTE Corp. 6.940%, 04/15/28	100,000	92,537
Qwest Communications International, Inc. 7.500%, 02/15/14	315,000	225,225
Qwest Communications International, Inc. (Series B) 7.500%, 02/15/14	155,000	110,825
Qwest Corp. 5.246%, 06/15/13 (c)	285,000	212,325
Verizon Communications, Inc. 8.750%, 11/01/18	3,400,000	3,988,955
Windstream Corp. 8.125%, 08/01/13	410,000	377,200
8.625%, 08/01/16	115,000	101,775

		8,222,263

Electric Utilities—0.5%
Elwood Energy, LLC 8.159%, 07/05/26	115,970	78,623
Florida Power & Light Co. 5.625%, 04/01/34	300,000	318,348
5.950%, 02/01/38	525,000	584,771
Florida Power Corp. 6.400%, 06/15/38	525,000	586,289
MidAmerican Energy Holdings Co. 5.950%, 05/15/37	1,125,000	1,020,097
6.500%, 09/15/37 (c)	725,000	707,705
PECO Energy Co. 4.750%, 10/01/12	650,000	632,681
Southern California Edison Co. 5.950%, 02/01/38 (b)	475,000	529,079
Texas Competitive Electric Holdings Co., LLC (144A) 10.250%, 11/01/15	1,365,000	969,150

		5,426,743

Energy Equipment & Services—0.1%
Tennessee Gas Pipeline Co. 7.000%, 10/15/28 (b)	190,000	145,376
Transocean, Ltd. 6.000%, 03/15/18	295,000	268,686
6.800%, 03/15/38	385,000	343,400

		757,462

Federal Agencies—27.5%
Federal Home Loan Bank 3.625%, 10/18/13 (b)	5,550,000	5,838,533
5.500%, 06/01/35	3,376,154	3,462,284
5.625%, 06/13/16	1,640,000	1,722,061

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 4.500%, TBA	$11,000,000	$11,244,068
4.500%, TBA	1,400,000	1,418,375
5.000%, 06/01/36	921,721	943,075
5.000%, TBA	12,200,000	12,466,875
5.355%, 09/15/33 (c) (f)	34,539,235	3,090,650
5.500%, 07/01/33	2,943,572	3,026,145
5.500%, 10/01/35	656,531	672,870
5.500%, TBA	17,900,000	18,319,540
5.674%, 01/01/37 (c)	2,598,286	2,652,135
5.743%, 04/01/37 (c)	2,965,684	3,025,831
6.000%, 08/01/38	5,855,117	6,038,009
6.000%, 09/01/38	9,758,418	10,062,260
6.000%, TBA	2,000,000	2,070,000
Federal National Mortgage Association 4.000%, 04/01/23	1,147,011	1,160,786
4.000%, 05/01/23	1,833,064	1,854,832
4.000%, TBA	2,800,000	2,788,625
4.500%, 08/01/35	2,986,100	3,031,909
4.500%, TBA	9,600,000	9,725,504
4.919%, 06/01/38 (c)	3,438,824	3,478,189
5.000%, 06/01/23	1,269,706	1,302,130
5.000%, 09/01/33	16,415,795	16,803,805
5.000%, 03/01/34	9,143,842	9,359,969
5.000%, 08/01/34	4,718,241	4,829,763
5.000%, 07/01/35	200,149	204,630
5.000%, 12/01/35	299,033	305,728
5.000%, 02/01/36	3,883,926	3,970,873
5.000%, 05/01/36	1,557,378	1,592,242
5.000%, 07/01/36 (f)	5,755,240	551,512
5.000%, TBA	8,000,000	8,210,000
5.125%, 01/02/14	1,350,000	1,426,626
5.494%, 09/01/38 (c)	3,342,190	3,418,696
5.500%, 10/01/18	934,555	966,964
5.500%, 12/01/18	604,894	625,871
5.500%, 01/01/19	1,023,944	1,059,453
5.500%, 03/01/19	21,867	22,626
5.500%, 05/01/19	1,294,610	1,340,315
5.500%, 07/01/19	417,490	431,446
5.500%, 09/01/19	9,541,173	9,876,250
5.500%, 06/01/20	1,284,993	1,330,358
5.500%, 01/01/21	84,903	87,595
5.500%, 02/01/21	176,926	182,536
5.500%, 01/01/24	778,857	801,274
5.500%, 05/01/34	13,744,823	14,123,392
5.500%, 11/01/34	5,007,131	5,141,911
5.500%, 04/01/35	1,437,998	1,475,806
5.500%, 06/01/35	1,475,416	1,514,209
5.500%, 11/01/35 (f)	4,624,319	499,117
5.500%, 12/01/35	7,906,738	8,117,426
5.500%, 01/25/36 (f)	1,802,204	190,701
5.500%, 12/01/36 (c)	15,030,195	15,425,378
5.500%, 05/01/38	81,466	83,596
6.000%, 04/01/16	359,748	379,246
6.000%, 03/01/21	140,628	146,098
6.000%, 05/01/21	758,686	788,197

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 6.000%, 06/01/21	$79,015	$82,089
6.000%, 07/01/21	967,244	1,004,867
6.000%, 08/01/21	1,039,674	1,080,113
6.000%, 02/01/34	2,205,800	2,277,927
6.000%, 08/01/34	1,307,638	1,350,397
6.000%, 04/01/35	5,231,940	5,406,288
6.000%, 06/01/36	3,649,731	3,761,660
6.000%, 07/01/36	3,507,842	3,615,419
6.000%, 09/01/36	3,503,785	3,611,237
6.000%, 06/01/37	1,352,475	1,393,876
6.000%, 07/01/38	4,533,542	4,671,867
6.250%, 02/01/11	3,285,000	3,480,927
6.500%, 12/01/29 (c)	791,541	828,892
6.500%, TBA	4,200,000	4,361,440
7.000%, 04/01/37	2,537,555	2,671,935
7.500%, 11/01/37	784,668	823,631
9.000%, 04/01/16	26	26
Government National Mortgage Association 5.000%, 10/20/33	5,176,754	5,315,545
5.500%, 04/15/33	374,409	386,956
5.500%, TBA	9,100,000	9,337,454
5.500%, TBA	8,300,000	8,484,194
6.000%, 02/15/09	133	133
6.000%, 09/20/33	775,322	800,340
6.000%, 10/20/33	1,265,863	1,310,002
6.000%, 11/20/33	1,730,459	1,786,298
6.000%, TBA	11,900,000	12,240,669
6.500%, 07/15/14	20,747	21,872
6.500%, 07/15/31	4,424,075	4,665,604
6.500%, 10/15/32	427,650	451,018
6.500%, 06/15/34	4,341,217	4,578,372
6.500%, 08/15/34	3,331,928	3,491,458
6.500%, TBA	1,500,000	1,553,534
7.500%, 12/15/14	368,782	390,182

		319,914,517

Food Products—0.3%
Kraft Foods, Inc. 6.125%, 02/01/18	950,000	930,902
6.500%, 08/11/17	1,830,000	1,839,410

		2,770,312

Foreign Government—2.0%
Emirate of Abu Dhabi (144A) 5.500%, 08/02/12	4,600,000	5,089,440
Federal Republic of Germany 4.000%, 01/04/37 (EUR)	515,000	767,018
4.250%, 07/04/39 (EUR)	850,000	1,341,901
Israel Government AID Bond 5.500%, 12/04/23	3,175,000	3,932,841
Japan Government 1.000%, 11/20/21 (JPY) (c)	482,000,000	5,220,913
U.K. Treasury Bond 4.250%, 12/07/49 (GBP)	780,000	1,224,338

Security Description	Face Amount	Value*

Foreign Government—(Continued)
United Mexican States 7.250%, 12/15/16 (MXN)	$17,000,000	$1,176,380
10.000%, 12/05/24 (MXN)	56,820,000	4,713,083

		23,465,914

Gas Utilities—0.0%
CenterPoint Energy, Inc. 7.250%, 09/01/10	345,000	339,643

Health Care Providers & Services—0.1%
WellPoint, Inc. 5.950%, 12/15/34	700,000	581,537

Hotels, Restaurants & Leisure—0.0%
Harrah’s Operating Co., Inc. (144A) 10.000%, 12/15/18	275,000	100,375
10.750%, 02/01/18	1,118,000	145,340

		245,715

Independent Power Producers & Energy Traders—0.0%
NRG Energy, Inc. 7.375%, 02/01/16	170,000	158,100

Insurance—0.3%
American International Group, Inc. (144A) 8.175%, 05/15/58	2,450,000	953,111
Chubb Corp. 6.375%, 03/29/67 (c)	1,100,000	682,211
Lincoln National Corp. 6.050%, 04/20/67	675,000	270,000
7.000%, 05/17/66 (c)	640,000	268,800
The Progressive Corp. 6.700%, 06/15/37 (c)	1,040,000	511,247
The Travelers Cos., Inc. 6.250%, 03/15/67 (c)	735,000	481,452

		3,166,821

Media—0.6%
Comcast Corp. 6.500%, 11/15/35	555,000	552,358
6.950%, 08/15/37	450,000	473,874
7.050%, 03/15/33	275,000	286,850
CSC Holdings, Inc. 8.125%, 07/15/09	135,000	134,325
News America, Inc. 6.200%, 12/15/34	640,000	584,030
TCI Communications, Inc. 7.875%, 02/15/26	1,300,000	1,348,946
Time Warner Cable, Inc. 6.200%, 07/01/13	1,250,000	1,182,369
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	350,000	352,472
Time Warner, Inc. 6.875%, 05/01/12	1,875,000	1,801,305

		6,716,529

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Metals & Mining—0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.250%, 04/01/15	$485,000	$412,250
8.375%, 04/01/17	965,000	791,300
Ispat Inland, U.L.C. 9.750%, 04/01/14	155,000	132,668

		1,336,218

Office Electronics—0.1%
Xerox Corp. 6.875%, 08/15/11	975,000	842,797

Oil, Gas & Consumable Fuels—0.3%
Anadarko Petroleum Corp. 5.950%, 09/15/16	1,140,000	1,006,972
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	800,000	628,796
Newfield Exploration Co. 6.625%, 09/01/14	395,000	323,900
6.625%, 04/15/16	375,000	298,125
Sabine Pass LNG, L.P. 7.500%, 11/30/16	700,000	504,000
XTO Energy, Inc. 6.750%, 08/01/37	900,000	842,908

		3,604,701

Software—0.1%
Oracle Corp. 5.750%, 04/15/18	980,000	1,025,049

Wireless Telecommunication Services—0.1%
Rogers Communications, Inc. 7.500%, 03/15/15	240,000	237,630
Vodafone Group, Plc. 6.150%, 02/27/37	650,000	642,481
7.750%, 02/15/10	665,000	679,640

		1,559,751

Yankee—0.0%
Compton Petroleum Finance Corp. 7.625%, 12/01/13	35,000	10,500

Total Fixed Income (Identified Cost $623,445,719)		577,252,701

Short Term Investments—4.0%
Security Description	Shares/Face Amount	Value*

Mutual Funds—3.3%
State Street Navigator Securities Lending Prime Portfolio (i)	38,633,706	$38,633,706

Repurchase Agreement—0.7%
State Street Repurchase Agreement dated 12/31/08 at 0.010% to be repurchased at $8,016,004 on 1/02/09, collateralized by $8,085,000 Federal Home Loan Bank 2.730% due 06/10/09 with a value of $8,176,361.	$8,016,000	8,016,000

Total Short Term Investments (Identified Cost $46,649,706)		46,649,706

Total Investments—112.0% (Identified Cost $1,500,128,970) (j)		1,301,489,010
Liabilities in excess of other assets		(139,761,005)

Total Net Assets—100%		$1,161,728,005

(a)	Non-Income Producing.
(b)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $38,179,917 and the collateral received consisted of cash in the amount of $38,633,706. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2008.
(d)	Zero Valued Security.
(e)	Non-Income Producing; Defaulted Bond.
(f)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(g)	A portion or all of the security was pledged as collateral against open futures contracts.
(h)	Security was valued in good faith under procedures established by the Board of Directors.
(i)	Represents investment of cash collateral received from securities lending transactions.
(j)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $1,528,524,136 and the composition of unrealized appreciation and depreciation of investment securities was $30,459,412 and $(257,494,538), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2008, the market value of 144A securities was $15,400,743, which is 1.3% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2008

*See accompanying notes to financial statements.

Forward Contracts

Forward Currency Contracts	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 12/31/2008	Unrealized Appreciation/ (Depreciation)
Euro (sold)	1/21/2009	560,000	$715,998	$778,715	$(62,717)
Euro (sold)	1/21/2009	1,427,000	1,812,304	1,984,332	(172,028)
Japanese Yen (bought)	1/21/2009	229,036,000	2,552,784	2,523,197	(29,587)
Japanese Yen (sold)	1/21/2009	675,443,000	6,752,674	7,441,084	(688,410)
Mexican Peso (sold)	1/21/2009	6,395,000	475,175	458,803	16,372
Mexican Peso (sold)	1/21/2009	76,116,000	5,934,971	5,460,873	474,098
Pound Sterling (sold)	1/21/2009	205,000	301,217	299,474	1,743
Pound Sterling (sold)	1/21/2009	315,000	465,639	460,168	5,471
Pound Sterling (sold)	1/21/2009	325,000	487,543	474,776	12,767
Pound Sterling (sold)	1/21/2009	807,000	1,201,224	1,178,906	22,318

Net Unrealized Depreciation					$(419,973)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2008	Unrealized Appreciation/ (Depreciation)
Eurodollar Futures	6/15/2009	278	$67,732,028	$68,714,650	$982,622
German Bond Futures	3/6/2009	54	9,234,491	9,370,822	136,331
United Kingdom Long GILT Bond Futures	3/27/2009	70	11,643,432	12,426,333	782,901
U.S. Treasury Bonds Futures	3/20/2009	137	17,857,582	18,912,422	1,054,840
U.S. Treasury Notes 5 Year Futures	3/31/2009	649	75,527,478	77,266,493	1,739,015

Futures Contracts—Short
U.S. Treasury Notes 2 Year Futures	3/31/2009	(233)	(50,316,347)	(50,808,563)	(492,216)
U.S. Treasury Notes 10 Year Futures	3/20/2009	(265)	(32,331,500)	(33,323,750)	(992,250)

Net Unrealized Appreciation					$3,211,243

TBA Sale Commitments

Federal Agencies	Face Amount	Value
Federal Home Loan Mortgage Corp.
6.000% (30 Year TBA)	$(6,900,000)	$(7,107,000)
Federal National Mortgage Association
5.000% (30 Year TBA)	(31,600,000)	(32,176,613)
5.500% (15 Year TBA)	(11,800,000)	(12,150,318)
5.500% (30 Year TBA)	(27,600,000)	(28,214,688)
6.000% (15 Year TBA)	(2,900,000)	(3,006,938)
6.000% (30 Year TBA)	(4,700,000)	(4,838,063)
Government National Mortgage Association
5.500% (30 Year TBA)	(6,800,000)	(7,001,878)
6.000% (30 Year TBA)	(15,900,000)	(16,401,836)
6.500% (30 Year TBA)	(1,500,000)	(1,556,627)

Total TBA Sale Commitments (Proceeds Cost $(111,478,222))		$(112,453,961)

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	TBA Sale Commitments	Other Financial Instruments*
Level 1 - Quoted Prices	$729,912,794	$0	$3,211,243
Level 2 - Other Significant Observable Inputs	571,213,858	(112,453,961)	(419,973)
Level 3 - Significant Unobservable Inputs	362,358	0	0
Total	$1,301,489,010	$(112,453,961)	$2,791,270

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments In Securities	TBA Sale Commitments	Other Financial Instruments
Balance as of January 1, 2008	$1,325,000	$0	$0
Transfers In (Out) of Level 3	0	0	0
Accrued discounts/premiums	(20,790)	0	0
Realized Gain (Loss)	0	0	0
Change in unrealized appreciation (depreciation)	(941,288)	0	0
Net Purchases (Sales)	(564)	0	0
Balance as of December 31, 2008	$362,358	$0	$0

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$1,301,489,010
Cash		4,373
Foreign cash at value (c)		251,829
Receivable for:
Securities sold		315,164,747
Fund shares sold		7,038
Open forward currency contracts—net		323,939
Accrued interest and dividends		5,164,033
Foreign taxes		84,615

Total Assets		1,622,489,584
Liabilities
TBA sales commitments at value (d)	$112,453,961
Payable for:
Securities purchased	306,380,332
Fund shares redeemed	1,355,401
Futures variation margin	343,424
Open forward currency contracts—net	743,912
Collateral for securities loaned	38,633,706
Interest (Short)	334,996
Accrued expenses:
Management fees	447,691
Service and distribution fees	17,621
Other expenses	50,535

Total Liabilities		460,761,579

Net Assets		$1,161,728,005

Net assets consists of:
Capital paid in		$1,467,494,597
Undistributed net investment income		48,434,103
Accumulated net realized losses		(157,369,662)
Unrealized depreciation on investments, futures contracts, and foreign currency		(196,831,033)

Net Assets		$1,161,728,005

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,058,178,126 divided by 80,294,061 shares outstanding)		$13.18

Class B
Net asset value and redemption price per share ($59,980,197 divided by 4,576,163 shares outstanding)		$13.11

Class E
Net asset value and redemption price per share ($43,569,682 divided by 3,313,992 shares outstanding)		$13.15

(a) Identified cost of investments		$1,500,128,970

(b) Includes cash collateral for securities loaned of		$38,633,706

(c) Identified cost of foreign cash		$299,466

(d) Proceeds of TBA sales commitments		$111,478,222

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$18,155,129
Interest		36,736,204 (a)

		54,891,333
Expenses
Management fees	$6,768,709
Service and distribution fees—Class B	176,066
Service and distribution fees—Class E	87,822
Directors’ fees and expenses	31,905
Custodian	215,957
Audit and tax services	39,291
Legal	26,112
Printing	321,338
Insurance	21,168
Miscellaneous	23,250

Total expenses		7,711,618

Net Investment Income		47,179,715

Realized and Unrealized Loss
Realized gain (loss) on:
Investments—net	(155,873,367)
Futures contracts—net	3,989,991
Foreign currency transactions—net	(427,319)
Options—net	56,815	(152,253,880)

Change in unrealized appreciation (depreciation) on:
Investments—net	(323,730,448)
Futures contracts—net	2,840,536
Foreign currency transactions—net	(330,998)
Options—net	(9,098)	(321,230,008)

Net loss		(473,483,888)

Net Decrease in Net Assets From Operations		$(426,304,173)

(a)	Includes income on securities loaned of $428,626.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$47,179,715	$42,441,930
Net realized gain (loss)	(152,253,880)	64,437,134
Unrealized depreciation	(321,230,008)	(6,417,080)

Increase (decrease) in net assets from operations	(426,304,173)	100,461,984

From Distributions to Shareholders
Net investment income
Class A	(39,625,297)	(40,533,989)
Class B	(1,690,116)	(1,503,984)
Class E	(1,607,411)	(1,827,170)

	(42,922,824)	(43,865,143)

Net realized gain
Class A	(15,424,612)	0
Class B	(731,543)	0
Class E	(665,928)	0

	(16,822,083)	0

Total distributions	(59,744,907)	(43,865,143)

Increase (decrease) in net assets from capital share transactions	(187,207,258)	22,239,497

Net increase (decrease) in net assets	(673,256,338)	78,836,338

Net Assets
Beginning of the period	1,834,984,343	1,756,148,005

End of the period	$1,161,728,005	$1,834,984,343

Undistributed Net Investment Income
End of the period	$48,434,103	$42,985,221

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	768,618	$11,711,388	15,428,384	$276,471,148
Reinvestments	3,316,260	55,049,909	2,270,812	40,533,989
Redemptions	(16,666,765)	(252,581,475)	(16,923,992)	(303,258,831)

Net increase (decrease)	(12,581,887)	$(185,820,178)	775,204	$13,746,306

Class B
Sales	1,180,845	$18,894,094	1,483,082	$26,479,747
Reinvestments	146,412	2,421,659	84,589	1,503,984
Redemptions	(906,167)	(13,446,795)	(721,595)	(12,859,245)

Net increase	421,090	$7,868,958	846,076	$15,124,486

Class E
Sales	124,009	$1,939,820	289,023	$5,161,012
Reinvestments	137,113	2,273,339	102,535	1,827,170
Redemptions	(908,928)	(13,469,197)	(761,913)	(13,619,477)

Net decrease	(647,806)	$(9,256,038)	(370,355)	$(6,631,295)

Increase (decrease) derived from capital share transactions		$(187,207,258)		$22,239,497

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$18.18	$17.61	$16.33	$16.11	$15.13

Income From Investment Operations
Net investment income	0.49 (a)	0.41 (a)	0.46	0.39	0.32
Net realized and unrealized gain (loss) of investments	(4.87)	0.62	1.23	0.09	0.95

Total from investment operations	(4.38)	1.03	1.69	0.48	1.27

Less Distributions
Distributions from net investment income	(0.45)	(0.46)	(0.41)	(0.26)	(0.29)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.62)	(0.46)	(0.41)	(0.26)	(0.29)

Net Asset Value, End of Period	$13.18	$18.18	$17.61	$16.33	$16.11

Total Return (%)	(24.8)	5.9	10.5	3.1	8.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.49	0.50	0.52	0.50	0.50
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.51	0.49	0.49
Ratio of net investment income to average net assets (%)	3.15	2.32	2.46	2.22	1.99
Portfolio turnover rate (%)	501	372	265	443	232
Net assets, end of period (000)	$1,058,178	$1,688,044	$1,622,051	$1,705,344	$1,875,196

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$18.08	$17.52	$16.25	$16.03	$14.97

Income From Investment Operations
Net investment income	0.45 (a)	0.37 (a)	0.34	0.25	0.11
Net realized and unrealized gain (loss) of investments	(4.85)	0.61	1.30	0.19	0.95

Total from investment operations	(4.40)	0.98	1.64	0.44	1.06

Less Distributions
Distributions from net investment income	(0.40)	(0.42)	(0.37)	(0.22)	0.00
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.57)	(0.42)	(0.37)	(0.22)	0.00

Net Asset Value, End of Period	$13.11	$18.08	$17.52	$16.25	$16.03

Total Return (%)	(25.0)	5.6	10.3	2.8	7.1	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	0.75	0.77	0.75	0.75	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.76	0.74	0.74	(e)
Ratio of net investment income to average net assets (%)	2.94	2.07	2.22	2.01	2.27	(e)
Portfolio turnover rate (%)	501	372	265	443	232
Net assets, end of period (000)	$59,980	$75,109	$57,973	$40,749	$20,413

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$18.13	$17.57	$16.30	$16.07	$15.11

Income From Investment Operations
Net investment income	0.47 (a)	0.39 (a)	0.40	0.33	0.29
Net realized and unrealized gain (loss) of investments	(4.86)	0.61	1.25	0.13	0.94

Total from investment operations	(4.39)	1.00	1.65	0.46	1.23

Less Distributions
Distributions from net investment income	(0.42)	(0.44)	(0.38)	(0.23)	(0.27)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.59)	(0.44)	(0.38)	(0.23)	(0.27)

Net Asset Value, End of Period	$13.15	$18.13	$17.57	$16.30	$16.07

Total Return (%)	(24.9)	5.7	10.3	3.0	8.3
Ratio of operating expenses to average net assets before expense reductions (%)	0.64	0.65	0.67	0.65	0.65
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.66	0.64	0.64
Ratio of net investment income to average net assets (%)	2.99	2.16	2.31	2.07	1.88
Portfolio turnover rate (%)	501	372	265	443	232
Net assets, end of period (000)	$43,570	$71,831	$76,124	$80,444	$85,223

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 for Class B.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Diversified Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad market or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad market or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2008 was $401,140,851.

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

High Yield Securities:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Mortgage-Backed Securities:

The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At December 31, 2008, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities (excluding federal agencies) with an aggregate value of $142,507,855 (representing 12.2% of the Portfolio’s total net assets).

TBA Purchase & Sale Commitments:

The Portfolio may enter into to-be-announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation”.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had $81,144,186 in capital loss carryforwards expiring on December 31, 2016.

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$42,969,274	$43,865,143	$16,775,633	$—	$—	$—	$59,744,907	$43,865,143

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$48,014,130	$—	$(227,098,237)	$(81,144,186)	$(260,228,293)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(45,538,299)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$6,534,285,870	$1,008,028,575	$6,829,505,826	$918,543,829

Options Written:

The Portfolio transactions in options written during the year ended December 31, 2008 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2007	68	$38,848
Options written	34	17,967
Options closed	0	0
Options expired	(102)	(56,815)

Options outstanding December 31, 2008	0	$0

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$6,768,709	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

On November 13, 2008, the Board approved the acquisition of the Met Investors Series Trust Legg Mason Partners Managed Assets Portfolio (“MIST Legg Mason Managed Assets Portfolio”) by the Portfolio, subject to the approval of shareholders of MIST Legg Mason Managed Assets Portfolio. On or about April 30, 2009, the shareholders of MIST Legg Mason Managed Assets Portfolio will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of MIST Legg Mason Managed Assets Portfolio by the Portfolio in exchange for shares of the Portfolio and the assumption by the Portfolio of the liabilities of MIST Legg Mason Managed Assets Portfolio. If approved by shareholders, the reorganization will close on or about May 1, 2009.

8.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-24

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Diversified Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Diversified Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2009

MSF-25

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-26

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-27

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-28

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-29

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-30

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-31

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Metropolitan Series Fund, Inc. BlackRock Large Cap Value Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the BlackRock Large Cap Value Portfolio returned -34.9%, compared to its benchmark, the Russell 1000 Value Index1, which returned -36.8%. The average return of its peer group, the Lipper Variable Insurance Products2 Large-Cap Value Funds Universe, was -37.1% over the same period.

PORTFOLIO REVIEW

2008 will turn out to be a year investors would like to forget, but instead will vividly remember. For much of the first half of the year, equity markets held together as the hope of global decoupling kept investors from panicking, despite substantial deterioration in credit markets. The seminal event appears to have been the September Lehman Brothers bankruptcy, which drove fear higher and confidence lower, causing a massive decline in economic activity in the U.S. and globally. Although at times somewhat erratic, monetary and fiscal policy efforts became aggressive, attempting to fight off systemic collapse and growing deflationary forces. As a result, risk premia of all types rose substantially and geographic and other correlations increased. The price of risk assets, including equities, low-quality bonds and commodities collapsed in record time, as volatility levels soared. By contrast, high-quality assets, especially Treasury instruments, soared as returns on cash fell to near zero. Most governments have announced, or are in the process of announcing, massive stimulus packages in an effort to stem economic decline and encourage eventual recovery. Defensive stocks (consumer staples and healthcare) declined the least as financial stocks crumbled. Oil prices soared to $150 and then collapsed to below $40, less than half the level where they started the year. The U.S. equity market noticeably outperformed by falling less than many other markets, and the U.S. dollar enjoyed a second half rally. The year ends with uncertainty high, expectations low and problems significant.

Looking at the Portfolio broadly, the relative performance was driven primarily by security selection. From a sector standpoint, our positioning in financials was the largest contributor to positive relative performance during the year. The Portfolio has remained underweight in large money center banks and those with big capital markets operations. Even though these firms account for a sizeable portion of the sector, we are not convinced that they have figured out which business model will succeed in what has become a game-changing regulatory environment. Instead, we stuck to our long-standing focus on property and casualty insurers and selected life insurers, where we see good value. Also contributing to relative performance was our security selection in the consumer discretionary sector. We continue to focus on companies in the sector that are positioned to benefit from an increasingly cost-conscious consumer, such as large discounters and dollar stores.

Detracting from relative performance for the year was the Portfolio’s underweight in consumer staples and security selection in materials. The underweight in the consumer staples sector is predicated on our belief that the stocks have been overvalued given our expectations for future earnings growth. In materials, the metals & mining industry was the largest drag on performance as commodity prices fell.

At period-end, the Portfolio’s largest overweights versus the benchmark were in the healthcare, energy and information technology sectors. The Portfolio continued to be underweight in financials, utilities and telecommunication services.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

Average Annual Returns as of December 31, 2008

	BlackRock Large Cap Value Portfolio			Russell 1000 Value Index
	Class A	Class B	Class E
1 Year	-34.9%	-35.1%	-35.0%	-36.8%
5 Year	-0.7	-1.0	-0.9	-0.8
Since Inception	0.7	3.4	0.6	0.7

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/02, 7/30/02, 5/1/02, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2008

Top Holdings

% of Total Net Assets
Exxon Mobil Corp.	8.2%
Chevron Corp.	4.4%
Johnson & Johnson	3.7%
Pfizer, Inc.	3.7%
Procter & Gamble Co.	2.9%
ConocoPhillips	2.8%
Amgen, Inc.	2.4%
Eli Lilly & Co.	1.9%
General Electric Co.	1.9%
AT&T, Inc.	1.8%

Top Sectors

% of Total Market Value
Energy	27.0%
Health Care	19.6%
Financials	13.7%
Industrials	10.2%
Consumer Discretionary	8.9%
Information Technology	8.0%
Consumer Staples	7.3%
Telecommunication Services	3.6%
Materials	1.3%
Cash	0.4%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
BlackRock Large Cap Value—Class A	Actual	0.73%	$1,000.00	$727.73	$3.17
	Hypothetical	0.73%	$1,000.00	$1,021.42	$3.71

BlackRock Large Cap Value—Class B	Actual	0.98%	$1,000.00	$725.97	$4.25
	Hypothetical	0.98%	$1,000.00	$1,020.15	$4.98

BlackRock Large Cap Value—Class E	Actual	0.88%	$1,000.00	$726.43	$3.82
	Hypothetical	0.88%	$1,000.00	$1,020.66	$4.47

* Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—99.6% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—5.1%
General Dynamics Corp.	142,000	$8,177,780
L-3 Communications Holdings, Inc.	63,000	4,648,140
Lockheed Martin Corp.	13,100	1,101,448
Northrop Grumman Corp.	152,000	6,846,080
Raytheon Co.	137,000	6,992,480

		27,765,928

Airlines—1.1%
Southwest Airlines Co.	664,000	5,723,680

Biotechnology—2.4%
Amgen, Inc. (a)	221,000	12,762,750

Commercial & Professional Services—0.8%
R.R. Donnelley & Sons Co.	9,000	122,220
Waste Management, Inc.	125,000	4,142,500

		4,264,720

Commercial Banks—0.5%
Wells Fargo & Co.	97,000	2,859,560

Communications Equipment—0.4%
Tellabs, Inc. (a)	572,000	2,356,640

Computers & Peripherals—2.0%
Hewlett-Packard Co.	115,000	4,173,350
Lexmark International, Inc. (Class A) (a) (b)	19,000	511,100
QLogic Corp. (a)	275,000	3,696,000
Western Digital Corp. (a)	208,000	2,381,600

		10,762,050

Consumer Finance—1.3%
Capital One Financial Corp.	224,000	7,143,360

Diversified Financial Services—0.6%
JPMorgan Chase & Co.	99,000	3,121,470

Diversified Telecommunication Services—3.6%
AT&T, Inc.	345,000	9,832,500
CenturyTel, Inc. (b)	93,000	2,541,690
Embarq Corp.	160,000	5,753,600
Verizon Communications, Inc.	32,000	1,084,800

		19,212,590

Electronic Equipment, Instruments & Components—0.8%
Arrow Electronics, Inc.	133,000	2,505,720
Ingram Micro, Inc. (a)	104,000	1,392,560
Jabil Circuit, Inc.	90,000	607,500

		4,505,780

Energy Equipment & Services—2.7%
ENSCO International, Inc.	152,000	4,315,280
Nabors Industries, Ltd. (a) (b)	445,000	5,326,650
Rowan Cos., Inc.	8,000	127,200
Tidewater, Inc. (b)	123,000	4,953,210

		14,722,340

Security Description	Shares	Value*

Food & Staples Retailing—2.1%
BJ's Wholesale Club, Inc. (a) (b)	133,000	$4,556,580
The Kroger Co.	248,000	6,549,680

		11,106,260

Food Products—2.1%
General Mills, Inc.	104,000	6,318,000
H.J. Heinz Co.	129,000	4,850,400

		11,168,400

Health Care Providers & Services—6.1%
Aetna, Inc.	214,000	6,099,000
AmerisourceBergen Corp.	106,900	3,812,054
Cigna Corp.	195,000	3,285,750
Community Health Systems, Inc. (a)	55,000	801,900
Humana, Inc. (a)	155,000	5,778,400
LifePoint Hospitals, Inc. (a) (b)	6,000	137,040
Lincare Holdings, Inc. (a)	5,000	134,650
McKesson Corp. (b)	131,000	5,073,630
Omnicare, Inc. (b)	5,000	138,800
WellPoint, Inc. (a)	184,000	7,751,920

		33,013,144

Health Care Technology—0.2%
IMS Health, Inc.	64,000	970,240

Hotels, Restaurants & Leisure—1.1%
McDonald's Corp.	91,000	5,659,290

Household Durables—3.3%
Jarden Corp. (a) (b)	8,000	92,000
M.D.C. Holdings, Inc. (b)	136,000	4,120,800
NVR, Inc. (a) (b)	8,000	3,650,000
Pulte Homes, Inc. (b)	438,000	4,787,340
Toll Brothers, Inc. (a) (b)	241,000	5,164,630

		17,814,770

Household Products—2.9%
Procter & Gamble Co.	255,000	15,764,100

Industrial Conglomerates—1.9%
General Electric Co.	624,000	10,108,800

Insurance—11.2%
American Financial Group, Inc.	74,000	1,693,120
HCC Insurance Holdings, Inc.	216,000	5,778,000
Lincoln National Corp.	306,000	5,765,040
PartnerRe, Ltd.	82,000	5,844,140
Prudential Financial, Inc.	216,000	6,536,160
RenaissanceRe Holdings, Ltd.	12,000	618,720
The Allstate Corp.	230,000	7,534,800
The Chubb Corp.	137,000	6,987,000
The Travelers Cos., Inc.	196,000	8,859,200
Transatlantic Holdings, Inc.	23,500	941,410
Unum Group	298,000	5,542,800
W.R. Berkley Corp.	148,000	4,588,000

		60,688,390

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

IT Services—0.1%
Affiliated Computer Services, Inc. (Class A) (a)	13,000	$597,350
Computer Sciences Corp. (a)	5,000	175,700

		773,050

Leisure Equipment & Products—0.6%
Hasbro, Inc. (b)	108,000	3,150,360

Machinery—0.5%
AGCO Corp. (a)	105,000	2,476,950
Dover Corp.	14,000	460,880

		2,937,830

Media—0.0%
Warner Music Group Corp. (a) (b)	35,000	105,700

Metals & Mining—1.3%
Reliance Steel & Aluminum Co.	99,000	1,974,060
United States Steel Corp. (b)	131,000	4,873,200

		6,847,260

Multiline Retail—0.9%
Family Dollar Stores, Inc. (b)	190,000	4,953,300

Office Electronics—0.4%
Xerox Corp.	251,000	2,000,470

Oil, Gas & Consumable Fuels—24.4%
Anadarko Petroleum Corp.	200,000	7,710,000
Apache Corp.	110,000	8,198,300
Chevron Corp.	322,000	23,818,340
ConocoPhillips (b)	291,000	15,073,800
Devon Energy Corp.	112,000	7,359,520
Exxon Mobil Corp.	556,000	44,385,480
Marathon Oil Corp.	304,000	8,317,440
Occidental Petroleum Corp.	77,000	4,619,230
Sunoco, Inc. (b)	129,000	5,606,340
Valero Energy Corp.	313,000	6,773,320

		131,861,770

Pharmaceuticals—11.0%
Bristol-Myers Squibb Co.	244,000	5,673,000
Eli Lilly & Co.	255,000	10,268,850
Endo Pharmaceuticals Holdings, Inc. (a)	8,000	207,040
Forest Laboratories, Inc. (a)	7,000	178,290
Johnson & Johnson	337,000	20,162,710
King Pharmaceuticals, Inc. (a)	94,900	1,007,838
Pfizer, Inc.	1,115,000	19,746,650
Watson Pharmaceuticals, Inc. (a)	5,000	132,850
Wyeth	48,000	1,800,480

		59,177,708

Professional Services—0.1%
Manpower, Inc.	20,000	679,800

Security Description	Shares	Value*

Road & Rail—0.7%
CSX Corp.	108,000	$3,506,760

Semiconductors & Semiconductor Equipment—1.6%
Integrated Device Technology, Inc. (a)	237,000	1,329,570
Intersil Corp.	210,000	1,929,900
KLA-Tencor Corp. (b)	173,000	3,769,670
Novellus Systems, Inc. (a) (b)	143,000	1,764,620

		8,793,760

Software—2.6%
CA, Inc.	48,000	889,440
Compuware Corp. (a)	80,000	540,000
McAfee, Inc. (a)	126,600	4,376,562
Symantec Corp. (a)	517,000	6,989,840
Synopsys, Inc. (a)	57,400	1,063,048

		13,858,890

Specialty Retail—3.0%
Foot Locker, Inc. (b)	10,000	73,400
Limited Brands, Inc.	571,000	5,732,840
RadioShack Corp. (b)	454,000	5,420,760
The Gap, Inc.	383,000	5,128,370

		16,355,370

Tobacco—0.2%
Reynolds American, Inc.	32,000	1,289,920

Trading Companies & Distributors—0.0%
United Rentals, Inc. (a) (b)	10,000	91,200

Total Common Stock (Identified Cost $656,682,259)		537,877,410

Short Term Investments—4.7%
Security Description	Shares/Face Amount	Value*

Mutual Funds—3.9%
State Street Navigator Securities Lending Prime Portfolio (c)	21,170,957	21,170,957

Repurchase Agreement—0.8%
State Street Repurchase Agreement dated 12/31/08 at 0.010% to be repurchased at $3,922,002 on 01/02/09, collateralized by $4,005,000 U.S. Treasury Bill due 02/26/09 with a value of $4,004,600.	$3,922,000	3,922,000

Total Short Term Investments (Identified Cost $25,092,957)		25,092,957

Total Investments—104.3% (Identified Cost $681,775,216) (d)		562,970,367
Liabilities in excess of other assets		(23,040,492)

Total Net Assets—100%		$539,929,875

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2008

(a)	Non-Income Producing.
(b)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $20,923,871 and the collateral received consisted of cash in the amount of $21,170,957. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $699,952,487 and the composition of unrealized appreciation and depreciation of investment securities was $9,562,846 and $(146,544,966), respectively.

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$559,048,367	$0
Level 2 - Other Significant Observable Inputs	3,922,000	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$562,970,367	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$562,970,367
Cash		192
Receivable for:
Securities sold		7,541,106
Fund shares sold		316,674
Accrued interest and dividends		764,359

Total Assets		571,592,698
Liabilities
Payable for:
Securities purchased	$9,950,544
Fund shares redeemed	180,963
Collateral for securities loaned	21,170,957
Accrued expenses:
Management fees	290,245
Service and distribution fees	33,675
Other expenses	36,439

Total Liabilities		31,662,823

Net Assets		$539,929,875

Net assets consists of:
Capital paid in		$786,994,483
Undistributed net investment income		8,081,808
Accumulated net realized losses		(136,341,567)
Unrealized depreciation on investments		(118,804,849)

Net Assets		$539,929,875

Computation of offering price:
Class A
Net asset value and redemption price per share ($345,230,331 divided by 39,881,904 shares outstanding)		$8.66

Class B
Net asset value and redemption price per share ($134,467,357 divided by 15,611,630 shares outstanding)		$8.61

Class E
Net asset value and redemption price per share ($60,232,187 divided by 6,976,686 shares outstanding)		$8.63

(a) Identified cost of investments		$681,775,216

(b) Includes cash collateral for securities loaned of		$21,170,957

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$12,846,281
Interest		209,802 (a)

		13,056,083
Expenses
Management fees	$4,111,680
Service and distribution fees—Class B	378,933
Service and distribution fees—Class E	125,654
Directors’ fees and expenses	31,905
Custodian	68,369
Audit and tax services	36,941
Legal	10,886
Printing	133,249
Insurance	7,221
Miscellaneous	12,396

Total expenses		4,917,234

Net Investment Income		8,138,849

Realized and Unrealized Loss
Realized loss on:
Investments—net		(129,273,044)
Change in unrealized depreciation on:
Investments—net		(142,069,908)

Net loss		(271,342,952)

Net Decrease in Net Assets From Operations		$(263,204,103)

(a)	Includes income on securities loaned of $188,966.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$8,138,849	$4,378,141
Net realized gain (loss)	(129,273,044)	3,307,732
Change in unrealized depreciation	(142,069,908)	(4,793,424)

Increase (decrease) in net assets from operations	(263,204,103)	2,892,449

From Distributions to Shareholders
Net investment income
Class A	(2,961,716)	(518,185)
Class B	(766,021)	(1,134,029)
Class E	(589,033)	(1,065,888)

	(4,316,770)	(2,718,102)

Net realized gain
Class A	(5,743,934)	(1,970,563)
Class B	(2,262,707)	(5,371,717)
Class E	(1,449,927)	(4,641,772)

	(9,456,568)	(11,984,052)

Total distributions	(13,773,338)	(14,702,154)

Increase in net assets from capital share transactions	170,270,857	389,343,171

Net increase (decrease) in net assets	(106,706,584)	377,533,466

Net Assets
Beginning of the period	646,636,459	269,102,993

End of the period	$539,929,875	$646,636,459

Undistributed Net Investment Income
End of the period	$8,081,808	$4,290,705

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	14,355,442	$163,039,898	25,075,646	$347,828,727
Reinvestments	692,023	8,705,650	179,305	2,488,748
Redemptions	(2,406,003)	(25,982,888)	(1,502,776)	(20,751,708)

Net increase	12,641,462	$145,762,660	23,752,175	$329,565,767

Class B
Sales	6,285,369	$70,187,731	5,888,414	$81,721,981
Reinvestments	241,525	3,028,728	470,408	6,505,746
Redemptions	(3,050,251)	(34,475,668)	(2,299,463)	(31,784,678)

Net increase	3,476,643	$38,740,791	4,059,359	$56,443,049

Class E
Sales	1,106,830	$11,991,811	3,380,179	$47,119,568
Reinvestments	162,338	2,038,960	412,105	5,707,660
Redemptions	(2,497,411)	(28,263,365)	(3,569,274)	(49,492,873)

Net increase (decrease)	(1,228,243)	$(14,232,594)	223,010	$3,334,355

Increase derived from capital share transactions		$170,270,857		$389,343,171

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.61	$13.81	$12.56	$12.11	$10.67

Income From Investment Operations
Net investment income	0.16 (a)	0.15 (a)	0.20	0.19	0.15
Net realized and unrealized gain (loss) of investments	(4.82)	0.33	2.10	0.51	1.29

Total from investment operations	(4.66)	0.48	2.30	0.70	1.44

Less Distributions
Distributions from net investment income	(0.10)	(0.14)	(0.18)	(0.12)	0.00
Distributions from net realized capital gains	(0.19)	(0.54)	(0.87)	(0.13)	0.00

Total distributions	(0.29)	(0.68)	(1.05)	(0.25)	0.00

Net Asset Value, End of Period	$8.66	$13.61	$13.81	$12.56	$12.11

Total Return (%)	(34.9)	3.4	19.3	6.0	13.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.72	0.74	0.84	0.85	0.93
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.82	0.83	0.89
Ratio of net investment income to average net assets (%)	1.42	1.10	1.69	1.59	1.31
Portfolio turnover rate (%)	85	66	96	109	31
Net assets, end of period (000)	$345,230	$370,865	$48,176	$38,850	$37,259

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.55	$13.75	$12.50	$12.07	$10.66

Income From Investment Operations
Net investment income	0.13 (a)	0.11 (a)	0.14	0.13	0.08
Net realized and unrealized gain (loss) of investments	(4.81)	0.34	2.13	0.53	1.33

Total from investment operations	(4.68)	0.45	2.27	0.66	1.41

Less Distributions
Distributions from net investment income	(0.07)	(0.11)	(0.15)	(0.10)	0.00
Distributions from net realized capital gains	(0.19)	(0.54)	(0.87)	(0.13)	0.00

Total distributions	(0.26)	(0.65)	(1.02)	(0.23)	0.00

Net Asset Value, End of Period	$8.61	$13.55	$13.75	$12.50	$12.07

Total Return (%)	(35.1)	3.1	19.1	5.6	13.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.97	0.99	1.09	1.10	1.18
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	1.07	1.08	1.14
Ratio of net investment income to average net assets (%)	1.15	0.78	1.46	1.38	1.46
Portfolio turnover rate (%)	85	66	96	109	31
Net assets, end of period (000)	$134,467	$164,376	$111,007	$36,725	$15,880

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.58	$13.77	$12.52	$12.08	$10.66

Income From Investment Operations
Net investment income	0.14 (a)	0.12 (a)	0.14	0.18	0.12
Net realized and unrealized gain (loss) of investments	(4.82)	0.35	2.14	0.49	1.30

Total from investment operations	(4.68)	0.47	2.28	0.67	1.42

Less Distributions
Distributions from net investment income	(0.08)	(0.12)	(0.16)	(0.10)	0.00
Distributions from net realized capital gains	(0.19)	(0.54)	(0.87)	(0.13)	0.00

Total distributions	(0.27)	(0.66)	(1.03)	(0.23)	0.00

Net Asset Value, End of Period	$8.63	$13.58	$13.77	$12.52	$12.08

Total Return (%)	(35.0)	3.3	19.2	5.7	13.3
Ratio of operating expenses to average net assets before expense reductions (%)	0.87	0.89	0.99	1.00	1.08
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.97	0.98	1.04
Ratio of net investment income to average net assets (%)	1.20	0.87	1.55	1.44	1.21
Portfolio turnover rate (%)	85	66	96	109	31
Net assets, end of period (000)	$60,232	$111,396	$109,920	$58,269	$59,449

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Large Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had $67,576,872 in capital loss carryforwards expiring on December 31, 2016.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$4,347,746	$3,228,534	$9,425,592	$11,473,620	$—	$—	$13,773,338	$14,702,154

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$8,081,808	$—	$(136,982,120)	$(67,576,872)	$(196,477,184)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(50,587,424)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$689,199,499	$0	$525,097,524

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$4,111,680	0.700%	Of the first $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Large Cap Value Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Large Cap Value Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2009

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. BlackRock Legacy Large Cap Growth Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the BlackRock Legacy Large Cap Growth Portfolio returned -36.5%, compared to its benchmark, the Russell 1000 Growth Index1, which returned -38.4%. The average return of its peer group, the Lipper Variable Insurance Products2 Large-Cap Growth Funds Universe, was -41.7% over the same period.

PORTFOLIO REVIEW

The U.S. equity market trended lower through the first half of 2008, as weakness in housing and the mortgage market, fear of recession, and sharply rising energy and commodity costs dominated investor attention. The credit market troubles which had begun in 2007 with subprime mortgages rapidly spread in September 2008 with a number of large and previously distinguished financial institutions either failing, being rescued by the federal government or selling themselves as a last resort. Volatility rose to extreme levels as continued government intervention and economic stimuli grappled with massive deleveraging and a flight to safety. The uncertainty of the credit crisis, combined with the lack of lending activity, resulted in a sharp downturn in economic activity during the fall, guaranteeing a second consecutive decline in quarterly GDP. Investors in stocks found no safe haven, as sharp declines impacted all sectors, market capitalizations and styles. All sectors within the benchmark Russell 1000 Growth Index experienced double-digit declines as the index dropped -38.4% in 2008. The Portfolio declined in this hostile investing environment, but outperformed the Russell 1000 Growth Index. Our sector positioning added significant value, as did stock selection in the healthcare and consumer discretionary sectors.

Sector allocation turned out to be critical in 2008 given the wide dispersion among sector returns. The Portfolio’s emphasis on the more defensive healthcare and consumer staples sectors aided relative returns, as these sectors delivered the strongest performance among all sectors within the benchmark. In healthcare, stock selection among both opportunistic and stable growth holdings contributed to relative outperformance. On the opportunistic side, Gilead Sciences Inc. and Celgene Corp. both delivered positive returns, despite the double-digit decline for the healthcare sector. Johnson & Johnson and Abbott Laboratories, large diversified pharmaceuticals companies, also protected the Portfolio and added value in 2008. The Portfolio’s top consumer staples holding, Wal-Mart, rose 20%, and was one of only two stocks in the Dow Jones Industrial Average to post a gain for the year. Stock selection in the consumer discretionary sector also contributed meaningfully to the Portfolio’s outperformance. As an example, Apollo Group, the operator of the University of Phoenix, surged higher during the second half of the year as rising unemployment resulted in significant enrollment growth in the company’s degree programs. While consumers generally cut back on spending and became more price-sensitive, some companies were able to take advantage of this dynamic and outperform their peers, including Burger King, Kohl’s and Ross Stores. Finally, the Portfolio’s modest underweight in the energy sector benefited performance in the second half of the year.

During the period, positive relative results overshadowed negative performance factors, which included stock selection in the information technology sector. Investments in the software industry detracted in 2008, with higher growth holdings (Adobe Systems, salesforce.com) selling off on investor fears about the scope of the global recession. Stock selection in the industrials sector also detracted from relative return comparisons. This sector was particularly impacted by the onset of a global recession during the second half of 2008. Positions in both Cummins and Foster Wheeler negatively impacted the Portfolio.

While the turn-of-the-calendar has brought renewed optimism to the market, we remain mindful of the many existing and potential landmines in our investment universe. As volatility moderates and investors look to selectively re-deploy cash into stocks after the indiscriminate selling in 2008, we believe fundamental analysis of individual stocks will be critical in the coming year. Our process continues to be built on bottom-up fundamental research, and our Portfolio positioning reflects the outgrowth of those individual decisions. Recently, we have been adding to the Portfolio’s opportunistic holdings as we are finding greater performance potential from select domestically-oriented cyclicals. Many of these stocks were punished in 2007 and 2008, but we believe they have potential to show upside earnings surprise in coming quarters. At year-end, the most meaningful overweights were in the healthcare and telecommunication services sectors, while the most substantial underweights were in the information technology and industrials sectors.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

Average Annual Returns as of December 31, 2008

	BlackRock Legacy Large Cap Growth Portfolio			Russell 1000 Growth Index
	Class A	Class B	Class E
1 Year	-36.5%	-36.7%	-36.6%	-38.4%
5 Year	-1.8	-2.0	-1.9	-3.4
10 Year	-1.7	—	—	-4.3
Since Inception	—	2.0	-4.2	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02, 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Wal-Mart Stores, Inc.	4.8%
QUALCOMM, Inc.	3.8%
Cisco Systems, Inc.	3.5%
Abbott Laboratories	2.9%
Danaher Corp.	2.9%
Philip Morris International, Inc.	2.9%
The Coca-Cola Co.	2.7%
Google, Inc. (Class A)	2.6%
Microsoft Corp.	2.5%
American Tower Corp. (Class A)	2.2%

Top Sectors

% of Total Market Value
Information Technology	25.1%
Health Care	19.7%
Consumer Staples	15.3%
Industrials	11.4%
Consumer Discretionary	10.0%
Energy	6.7%
Financials	3.9%
Materials	3.1%
Telecommunication Services	2.8%
Utilities	1.5%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
BlackRock Legacy Large Cap Growth—Class A	Actual	0.77%	$1,000.00	$667.32	$3.23
	Hypothetical	0.77%	$1,000.00	$1,021.22	$3.91

BlackRock Legacy Large Cap Growth—Class B	Actual	1.02%	$1,000.00	$666.27	$4.27
	Hypothetical	1.02%	$1,000.00	$1,019.95	$5.18

BlackRock Legacy Large Cap Growth—Class E	Actual	0.92%	$1,000.00	$666.53	$3.85
	Hypothetical	0.92%	$1,000.00	$1,020.46	$4.67

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—99.4% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.7%
Honeywell International, Inc.	149,723	$4,915,406
Northrop Grumman Corp.	73,400	3,305,936

		8,221,342

Air Freight & Logistics—1.8%
Expeditors International of Washington, Inc.	113,785	3,785,627
United Parcel Service, Inc. (Class B)	28,100	1,549,996

		5,335,623

Airlines—1.1%
Delta Air Lines, Inc. (a)	290,800	3,332,568

Beverages—3.8%
PepsiCo, Inc.	61,100	3,346,447
The Coca-Cola Co.	180,797	8,184,680

		11,531,127

Biotechnology—5.5%
Celgene Corp. (a)	107,100	5,920,488
Genzyme Corp. (a)	74,800	4,964,476
Gilead Sciences, Inc. (a) (b)	114,600	5,860,644

		16,745,608

Capital Markets—0.4%
Janus Capital Group, Inc. (b)	154,402	1,239,848

Chemicals—0.8%
Ecolab, Inc.	69,200	2,432,380

Commercial & Professional Services—1.1%
Waste Management, Inc.	98,800	3,274,232

Commercial Banks—1.0%
Wells Fargo & Co.	103,200	3,042,336

Communications Equipment—7.3%
Cisco Systems, Inc. (a)	657,337	10,714,593
QUALCOMM, Inc.	318,148	11,399,243

		22,113,836

Computers & Peripherals—3.9%
Apple, Inc. (a)	72,717	6,206,396
Hewlett-Packard Co.	153,100	5,555,999

		11,762,395

Construction & Engineering—0.9%
Fluor Corp. (b)	60,800	2,728,096

Diversified Consumer Services—2.0%
Apollo Group, Inc. (Class A) (a)	80,700	6,183,234

Diversified Financial Services—1.3%
CME Group, Inc.	5,800	1,207,038
JPMorgan Chase & Co.	91,000	2,869,230

		4,076,268

Security Description	Shares	Value*

Diversified Telecommunication Services—0.6%
AT&T, Inc.	63,872	$1,820,352

Electric Utilities—1.5%
Exelon Corp.	83,795	4,659,840

Energy Equipment & Services—1.7%
Schlumberger, Ltd.	98,493	4,169,209
Transocean, Ltd.	22,263	1,051,927

		5,221,136

Food & Staples Retailing—7.4%
CVS Caremark Corp.	119,000	3,420,060
Safeway, Inc.	100,500	2,388,885
The Kroger Co. (b)	78,700	2,078,467
Wal-Mart Stores, Inc.	259,256	14,533,891

		22,421,303

Health Care Equipment & Supplies—2.2%
C.R. Bard, Inc.	25,100	2,114,926
Medtronic, Inc.	141,000	4,430,220

		6,545,146

Health Care Providers & Services—3.9%
Henry Schein, Inc. (a)	64,100	2,351,829
Medco Health Solutions, Inc. (a)	125,940	5,278,145
UnitedHealth Group, Inc.	162,600	4,325,160

		11,955,134

Hotels, Restaurants & Leisure—2.8%
Burger King Holdings, Inc.	147,200	3,515,136
McDonald’s Corp.	78,100	4,857,039

		8,372,175

Household Durables—0.5%
D.R. Horton, Inc. (b)	196,200	1,387,134

Household Products—1.2%
Clorox Co.	39,800	2,211,288
Procter & Gamble Co. (b)	24,300	1,502,226

		3,713,514

Insurance—1.2%
The Travelers Cos., Inc.	77,900	3,521,080

Internet & Catalog Retail—1.1%
Amazon.com, Inc. (a) (b)	67,600	3,466,528

Internet Software & Services—2.6%
Google, Inc. (Class A) (a)	25,855	7,954,291

Life Sciences Tools & Services—1.1%
Thermo Fisher Scientific, Inc. (a) (b)	96,700	3,294,569

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—3.9%
Cummins, Inc.	115,000	$3,073,950
Danaher Corp. (b)	153,300	8,678,313

		11,752,263

Metals & Mining—2.3%
Agnico-Eagle Mines, Ltd.	100,200	5,143,266
Freeport-McMoRan Copper & Gold, Inc. (a)	75,625	1,848,275

		6,991,541

Multiline Retail—1.9%
Kohl’s Corp. (a) (b)	163,022	5,901,396

Oil, Gas & Consumable Fuels—4.9%
EOG Resources, Inc.	95,450	6,355,061
Exxon Mobil Corp.	68,700	5,484,321
Massey Energy Co.	124,842	1,721,571
Valero Energy Corp.	67,800	1,467,192

		15,028,145

Pharmaceuticals—7.0%
Abbott Laboratories	166,400	8,880,768
Bristol-Myers Squibb Co.	207,000	4,812,750
Johnson & Johnson	87,900	5,259,057
Teva Pharmaceutical Industries, Ltd. (ADR) (b)	52,000	2,213,640

		21,166,215

Semiconductors & Semiconductor Equipment—3.0%
Broadcom Corp. (a)	196,500	3,334,605
Lam Research Corp. (a) (b)	76,706	1,632,304
PMC-Sierra, Inc. (a) (b)	836,984	4,067,742

		9,034,651

Software—8.3%
Activision Blizzard, Inc. (a)	481,500	4,160,160
Adobe Systems, Inc. (a)	129,887	2,765,294
Check Point Software Technologies, Ltd. (a)	208,000	3,949,920
Microsoft Corp.	389,100	7,564,104
Oracle Corp. (a) (b)	212,600	3,769,398
Salesforce.com, Inc. (a) (b)	89,938	2,878,916

		25,087,792

Specialty Retail—1.7%
Home Depot, Inc.	59,900	1,378,898
Ross Stores, Inc. (b)	123,261	3,664,550

		5,043,448

Tobacco—2.8%
Philip Morris International, Inc.	198,769	8,648,439

Wireless Telecommunication Services—2.2%
American Tower Corp. (Class A) (a)	224,798	6,591,077

Total Common Stock (Identified Cost $380,997,515)		301,596,062

Short Term Investments—6.7%
Security Description	Shares/Face Amount	Value*

Mutual Funds – 6.0%
State Street Navigator Securities Lending Prime Portfolio (c)	18,095,026	$18,095,026

Repurchase Agreement—0.7%
State Street Corp. Repurchase Agreement dated 12/31/08 at 0.010% to be repurchased at $2,248,001 on 01/02/09, collateralized by $2,270,000 Federal Home Loan Bank 2.730% due 06/10/09 with a value of $2,295,651.	$2,248,000	2,248,000

Total Short Term Investments (Identified Cost $20,343,026)		20,343,026

Total Investments—106.1% (Identified Cost $401,340,541) (d)		321,939,088
Liabilities in excess of other assets		(18,478,129)

Total Net Assets—100%		$303,460,959

(a)	Non-Income Producing.
(b)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $17,855,738 and the collateral received consisted of cash in the amount of $18,095,026. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $403,720,605 and the composition of unrealized appreciation and depreciation of investment securities was $9,836,769 and $(91,618,286), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$319,691,088	$0
Level 2 - Other Significant Observable Inputs	2,248,000	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$321,939,088	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$321,939,088
Cash		896
Receivable for:
Fund shares sold		563,574
Accrued interest and dividends		415,126
Foreign taxes		13,331

Total Assets		322,932,015
Liabilities
Payable for:
Securities purchased	$1,005,167
Fund shares redeemed	124,265
Collateral for securities loaned	18,095,026
Accrued expenses:
Management fees	181,095
Service and distribution fees	16,426
Deferred directors’ fees	14,793
Other expenses	34,284

Total Liabilities		19,471,056

Net Assets		$303,460,959

Net assets consists of:
Capital paid in		$523,975,430
Undistributed net investment income		1,413,094
Accumulated net realized losses		(142,526,112)
Unrealized depreciation on investments		(79,401,453)

Net Assets		$303,460,959

Computation of offering price:
Class A
Net asset value and redemption price per share ($209,248,010 divided by 12,375,701 shares outstanding)		$16.91

Class B
Net asset value and redemption price per share ($63,611,194 divided by 3,829,265 shares outstanding)		$16.61

Class E
Net asset value and redemption price per share ($30,601,755 divided by 1,826,571 shares outstanding)		$16.75

(a) Identified cost of investments		$401,340,541

(b) Includes cash collateral for securities loaned of		$18,095,026

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$4,865,087 (a)
Interest		306,439 (b)

		5,171,526
Expenses
Management fees	$3,111,699
Service and distribution fees—Class B	184,206
Service and distribution fees—Class E	63,754
Directors’ fees and expenses	23,400
Custodian	50,653
Audit and tax services	36,941
Legal	7,266
Printing	94,502
Insurance	5,800
Miscellaneous	12,497

Total expenses	3,590,718
Expense reductions	(84,479)	3,506,239

Net Investment Income		1,665,287

Realized and Unrealized Loss
Realized loss on:
Investments—net		(30,795,454)
Change in unrealized depreciation on:
Investments—net		(150,534,733)

Net loss		(181,330,187)

Net Decrease in Net Assets From Operations		$(179,664,900)

(a)	Net of foreign taxes of $773.
(b)	Includes income on securities loaned of $218,883.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$1,665,287	$1,631,916
Net realized gain (loss)	(30,795,454)	67,216,679
Change in unrealized appreciation (depreciation)	(150,534,733)	14,975,300

Increase (decrease) in net assets from operations	(179,664,900)	83,823,895

From Distributions to Shareholders
Net investment income
Class A	(1,410,497)	(800,699)
Class B	(137,200)	0
Class E	(124,635)	(29,877)

Total distributions	(1,672,332)	(830,576)

Decrease in net assets from capital share transactions	(27,774,462)	(58,806,350)

Net increase (decrease) in net assets	(209,111,694)	24,186,969

Net Assets
Beginning of the period	512,572,653	488,385,684

End of the period	$303,460,959	$512,572,653

Undistributed Net Investment Income
End of the period	$1,413,094	$1,490,946

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	2,035,366	$41,704,042	2,849,706	$69,031,420
Reinvestments	55,379	1,410,497	33,685	800,699
Redemptions	(4,324,378)	(93,538,671)	(6,056,174)	(147,825,954)

Net decrease	(2,233,633)	$(50,424,132)	(3,172,783)	$(77,993,835)

Class B
Sales	1,944,385	$43,351,360	1,506,472	$37,679,464
Reinvestments	5,475	137,200	0	0
Redemptions	(854,396)	(19,492,204)	(725,368)	(17,341,934)

Net increase	1,095,464	$23,996,356	781,104	$20,337,530

Class E
Sales	455,494	$10,449,663	639,544	$16,008,631
Reinvestments	4,934	124,635	1,267	29,877
Redemptions	(522,459)	(11,920,984)	(703,392)	(17,188,553)

Net decrease	(62,031)	$(1,346,686)	(62,581)	$(1,150,045)

Decrease derived from capital share transactions		$(27,774,462)		$(58,806,350)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$26.74	$22.57	$21.70	$20.37	$18.72

Income From Investment Operations
Net investment income	0.10 (a)	0.09 (a)	0.06	0.04	0.08
Net realized and unrealized gain (loss) of investments	(9.83)	4.13	0.84	1.37	1.57

Total from investment operations	(9.73)	4.22	0.90	1.41	1.65

Less Distributions
Distributions from net investment income	(0.10)	(0.05)	(0.03)	(0.08)	0.00

Total distributions	(0.10)	(0.05)	(0.03)	(0.08)	0.00

Net Asset Value, End of Period	$16.91	$26.74	$22.57	$21.70	$20.37

Total Return (%)	(36.5)	18.7	4.1	7.0	8.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	0.79	0.81	0.80	0.80
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.76	0.76	0.76	0.76	0.76
Ratio of net investment income to average net assets (%)	0.44	0.37	0.24	0.15	0.39
Portfolio turnover rate (%)	74	99	104	76	190
Net assets, end of period (000)	$209,248	$390,686	$401,398	$468,532	$510,771

	Class B
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$26.28	$22.19		$21.36	$20.04	$18.46

Income From Investment Operations
Net investment income (loss)	0.05 (a)	0.03	(a)	0.00	(0.03)	0.07
Net realized and unrealized gain (loss) of investments	(9.68)	4.06		0.83	1.38	1.51

Total from investment operations	(9.63)	4.09		0.83	1.35	1.58

Less Distributions
Distributions from net investment income	(0.04)	0.00		0.00	(0.03)	0.00

Total distributions	(0.04)	0.00		0.00	(0.03)	0.00

Net Asset Value, End of Period	$16.61	$26.28		$22.19	$21.36	$20.04

Total Return (%)	(36.7)	18.4		3.9	6.8	8.6
Ratio of operating expenses to average net assets before expense reductions (%)	1.03	1.04		1.06	1.05	1.05
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.01	1.01		1.01	1.01	1.01
Ratio of net investment income (loss) to average net assets (%)	0.22	0.12		0.00	(0.10)	0.59
Portfolio turnover rate (%)	74	99		104	76	190
Net assets, end of period (000)	$63,611	$71,838		$43,334	$36,798	$28,818

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$26.50	$22.37	$21.51	$20.19	$18.59

Income From Investment Operations
Net investment income	0.07 (a)	0.05 (a)	0.02	0.00	0.06
Net realized and unrealized gain (loss) of investments	(9.75)	4.10	0.84	1.38	1.54

Total from investment operations	(9.68)	4.15	0.86	1.38	1.60

Less Distributions
Distributions from net investment income	(0.07)	(0.02)	0.00	(0.06)	0.00

Total distributions	(0.07)	(0.02)	0.00	(0.06)	0.00

Net Asset Value, End of Period	$16.75	$26.50	$22.37	$21.51	$20.19

Total Return (%)	(36.6)	18.5	4.0	6.9	8.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.93	0.94	0.96	0.95	0.95
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.91	0.91	0.91	0.91	0.91
Ratio of net investment income to average net assets (%)	0.30	0.22	0.09	0.00	0.29
Portfolio turnover rate (%)	74	99	104	76	190
Net assets, end of period (000)	$30,602	$50,049	$43,653	$45,163	$47,251

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Legacy Large Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/10	Expiring 12/31/16	Total
$110,044,174	$13,790,425	$123,834,599

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$1,672,332	$830,576	$—	$—	$—	$—	$1,672,332	$830,576

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$1,425,417	$—	$(81,781,517)	$(123,834,599)	$(204,190,699)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(16,311,450)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$312,926,947	$0	$333,719,493

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$3,111,699	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

On November 7, 2008, the Board approved the acquisition of the Metropolitan Series Fund, Inc. FI Large Cap Portfolio (“FI Large Cap Portfolio”) by the Portfolio, subject to the approval of shareholders of FI Large Cap Portfolio. On or about February 27, 2009, the shareholders of FI Large Cap Portfolio will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of FI Large Cap Portfolio by the Portfolio in exchange for shares of the Portfolio and the assumption by the Portfolio of the liabilities of FI Large Cap Portfolio. If approved by shareholders, the reorganization will close on or about May 1, 2009.

On January 27, 2009, the Board approved the acquisition of the Met Investors Series Trust—Met/AIM Capital Appreciation Portfolio (the “AIM Portfolio”) by the Portfolio, subject to the approval of shareholders of the AIM Portfolio. On or about April 30, 2009, the shareholders of the AIM Portfolio will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the AIM Portfolio by the Portfolio in exchange for shares of the Portfolio and the assumption by the Portfolio of the liabilities of the AIM Portfolio. If approved by shareholders, the reorganization will close on or about May 1, 2009.

8.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Legacy Large Cap Growth Portfolio) (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Legacy Large Cap Growth Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2009

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. BlackRock Money Market Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the BlackRock Money Market Portfolio returned 2.9%; the Class B shares returned 2.6%; and the Class E shares returned 2.7%. The average return of its peer group, the Lipper Variable Insurance Products1 Money Market Funds Universe, was 2.2% over the same period.

PORTFOLIO REVIEW

During the first quarter of 2008, the Federal Open Market Committee (FOMC) provided a significant degree of monetary stimulus, beginning with a 75-basis-point inter-meeting reduction in the federal funds target rate to 3.50% in late January. This action represented the first inter-meeting move by the committee since September 2001, and was the largest single reduction in rates in more than two decades. The FOMC reduced the target rate another 50 basis points at the January 30 meeting, and an additional 75 basis points at the March 18 meeting, bringing the level to 2.25%. The FOMC reduced the target rate an additional 25 basis points to 2.00% at the April 30 meeting. The committee acknowledged that financial markets remain under considerable stress. It was also noted that tighter credit conditions and weakness in the housing sector were expected to have a negative impact on growth over the next few quarters. At the same time, the committee also expressed uncertainty about the outlook for inflation.

Beginning late in the third quarter, concerns about the health of Lehman Brothers and various other financial institutions contributed to a sharp increase in market volatility. In response, the Federal Reserve provided a substantial amount of funds through open market operations and the expansion of its dollar liquidity facilities. As a result, various programs were created to address dislocations in the money markets, all of which are scheduled to expire on April 30, 2009. For example, the U.S. Treasury established a Temporary Guarantee Program designed to protect money fund investors. The program provides a guarantee to shareholders of participating funds up to the amount held in the fund as of the close of business on September 19. Any increase in the number of shares an investor holds after the close of business on September 19, 2008 will not be guaranteed. If a customer closes his/her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed. If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. The program is set to expire on April 30, 2009. The Federal Reserve also created the Asset Backed Money Market Mutual Fund Liquidity Facility (AMLF) program, which enables money funds to sell asset-backed commercial paper (ABCP) at amortized cost through various banks on a non-recourse basis to the Federal Reserve. This program peaked at $152 billion during the fourth quarter and ended the period at just under $24 billion. The Commercial Paper Funding Facility (CPFF), which officially launched on October 27, allows the Federal Reserve to finance the purchase of three-month unsecured CP and ABCP from eligible issuers. This program reached a high of over $334 billion, but has since been utilized at a decelerating rate. The Federal Reserve also created the Money Market Investor Funding Facility (MMIFF) to finance the purchase of certificates of deposit (CDs), bank notes and CP issued by various banks and financial institutions from U.S. money market mutual funds at amortized cost. This program has not been utilized by market participants.

The FOMC maintained the federal funds target rate at 2.00% at the August 5 and September 16 meetings before unexpectedly reducing the target rate 50 basis points to 1.5% on October 8, as part of a globally coordinated effort to address the “intensification of the financial crisis.” Afterwards, the FOMC unanimously voted to decrease the target rate by an additional 50 basis points to 1.00% at the October 29 meeting. At the December 16 FOMC meeting, the committee elected to establish a “target range” for the federal funds rate of 0.00% to 0.25%, and suggested that economic conditions augur for an “exceptionally low” level of interest rates for a protracted period of time.

After a period of relative stability during much of the third quarter, rates rose sharply beginning in mid-September. Indeed, settings across the LIBOR curve between one and 12 months climbed as much as 209 basis points before peaking on October 10. The various initiatives described above subsequently contributed to a sharp decline in rates through year-end. For example, settings across the LIBOR curve contracted as much as 415 basis points. The slope of the LIBOR curve between one month and one year stood at a positive 157 basis points at the end of December, up from a positive slope of just four basis points at the end of September.

The Portfolio continued to maintain a laddered structure during most of the period and, consistent with past strategies, the majority of investments purchased had maturity dates of approximately 30 to 90 days. Yields on such obligations, which were comprised mostly of CP and CDs, range from approximately 0.45% to 4.77%. Incremental purchases of CP and CDs due in approximately six months were also made in order to maintain the Portfolio’s average weighted maturity and add incremental yield. Yields on such obligations ranged from about 1.60% to 4.50%. Similarly, investments in agency discount notes due in approximately six months were made at yields ranging from 1.30% to 2.53%. Investments were also made in variable rate obligations based on the monthly and quarterly LIBOR indices. Due to increased market volatility beginning in mid-September, an above-average percentage of assets were maintained in either securities due in 30 days or less or ABCP available for sale through the AMLF at amortized cost.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
BlackRock Money Market—Class A(a)	Actual	0.32%	$1,000.00	$1,012.01	$1.62
	Hypothetical	0.32%	$1,000.00	$1,023.51	$1.63

BlackRock Money Market—Class B(a)	Actual	0.57%	$1,000.00	$1,010.76	$2.88
	Hypothetical	0.57%	$1,000.00	$1,022.24	$2.90

BlackRock Money Market—Class E(a)	Actual	0.47%	$1,000.00	$1,011.27	$2.38
	Hypothetical	0.47%	$1,000.00	$1,022.75	$2.39

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2008

Commercial Paper—60.2% of Total Net Assets

Security Description	Face Amount	Value*

Asset Backed—25.0%
Apreco, LLC 1.650%, 01/07/09	$10,500,000	$10,497,113
1.600%, 02/02/09	15,000,000	14,978,667
Cafco, LLC 2.250%, 02/02/09	25,000,000	24,950,000
0.870%, 03/09/09	12,000,000	11,980,570
Chariot Funding, LLC 1.400%, 01/08/09	29,750,000	29,741,901
0.250%, 01/22/09	35,000,000	34,994,896
Ciesco, LLC 3.000%, 01/12/09	45,000,000	44,958,750
CRC Funding, LLC 2.100%, 02/02/09	30,000,000	29,944,000
3.100%, 02/17/09	30,000,000	29,878,583
Enterprise Funding, LLC 1.500%, 01/12/09	25,000,000	24,988,542
Galleon Capital, LLC 0.550%, 01/02/09	34,000,000	33,999,481
Jupiter Securitization Co., LLC 1.400%, 01/05/09	25,000,000	24,996,111
Kitty Hawk Funding Corp. 2.800%, 02/02/09	20,000,000	19,950,222
2.250%, 02/03/09	15,000,000	14,969,062
Liberty Street Funding, LLC 2.250%, 02/09/09	25,000,000	24,939,062
Mont Blanc Capital Corp. 0.700%, 01/30/09	25,000,000	24,985,903
Nieuw Amsterdam Receivables Corp. 3.050%, 02/05/09	10,000,000	9,970,347
Old Line Funding, LLC 2.000%, 02/02/09	45,000,000	44,920,000
0.450%, 03/16/09	5,000,000	4,995,375
Ranger Funding Co., LLC 2.000%, 02/05/09	25,000,000	24,951,389
1.400%, 02/09/09	30,000,000	29,954,500
Yorktown Capital, LLC 1.450%, 02/18/09	69,904,000	69,768,852

		585,313,326

Asset Backed—Other—2.4%
Fairway Finance Co., LLC 0.750%, 01/12/09	15,000,000	14,996,562
1.690%, 02/10/09	35,000,000	34,934,278
Solitaire Funding, LLC 0.700%, 01/15/09	6,509,000	6,507,228

		56,438,068

Chemicals—2.1%
BASF AG 1.800%, 01/20/09	35,000,000	34,966,750
1.850%, 01/30/09	15,000,000	14,977,646

		49,944,396

Security Description	Face Amount	Value*

Commercial Banks—6.1%
Banco Santander (Puerto Rico) 0.400%, 01/15/09	$18,000,000	$17,997,200
San Paolo IMI U.S. Financial Co. 2.360%, 02/02/09	35,000,000	34,926,578
Santander Central Hispano Finance 2.650%, 03/17/09	29,000,000	28,839,896
Societe Generale North America, Inc. 0.360%, 01/13/09	10,000,000	9,998,800
1.430%, 03/16/09	9,600,000	9,571,781
UBS Finance Delaware, LLC 1.130%, 01/30/09	10,000,000	9,990,897
0.580%, 02/27/09	31,213,000	31,184,336

		142,509,488

Diversified Financial Services—11.1%
Bank of America Corp. 2.960%, 03/12/09	20,000,000	19,884,889
BNP Paribas Finance, Inc. 2.190%, 02/05/09	10,000,000	9,978,708
2.155%, 02/18/09	10,000,000	9,971,267
Citigroup Funding, Inc. 2.000%, 01/09/09	20,000,000	19,991,111
Danske Corp. 1.880%, 01/14/09	25,000,000	24,983,028
3.375%, 01/23/09	30,000,000	29,938,125
1.950%, 02/02/09	15,201,000	15,174,652
3.500%, 02/09/09	13,200,000	13,149,950
1.280%, 03/30/09	10,000,000	9,968,711
ING U.S. Funding, LLC 2.855%, 01/08/09	22,000,000	21,987,787
1.350%, 03/19/09	25,000,000	24,927,812
Nordea North America 2.110%, 02/24/09	20,000,000	19,936,700
1.950%, 03/05/09	40,000,000	39,863,500

		259,756,240

Federal Agencies—6.1%
Federal Home Loan Bank 1.345%, 03/20/09 (a)	8,905,000	8,905,000
1.120%, 08/13/09 (a)	9,400,000	9,400,000
1.100%, 08/14/09 (a)	13,825,000	13,822,926
Federal Home Loan Mortgage Corp. 1.331%, 09/25/09 (a)	25,230,000	25,230,000
0.401%, 09/28/09 (a)	15,375,000	15,369,268
Federal National Mortgage Association 1.050%, 02/09/09	25,000,000	24,937,709
2.000%, 05/14/09	9,450,000	9,380,175
1.220%, 05/15/09	15,000,000	14,931,883
1.300%, 06/22/09	10,000,000	9,937,889
0.008%, 07/01/09	10,000,000	9,982,403

		141,897,253

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2008

Commercial Paper—(Continued)

Security Description	Face Amount	Value*

Yankee—7.4%
Bank of Nova Scotia (ScotiaBank) 0.240%, 02/02/09	$40,000,000	$39,991,467
DnB NOR Bank ASA 1.950%, 01/20/09	25,000,000	24,974,271
1.300%, 03/23/09	15,000,000	14,956,125
Lloyds TSB Bank, Plc. 3.120%, 01/27/09	42,000,000	41,905,360
Svenska Handelsbanken, Inc. 1.000%, 01/22/09	25,000,000	24,952,750
3.240%, 02/02/09	25,000,000	24,928,000

		171,707,973

Total Commercial Paper (Identified Cost $1,407,566,744)		1,407,566,744

Certificate of Deposit—37.3%

Commercial Banks—28.6%
Banco Bilbao Vizcaya (NY) 3.610%, 01/30/09	30,850,000	30,850,246
Banco Bilbao Vizcaya Argentaria 1.930%, 03/12/09 (a)	12,000,000	12,000,298
2.710%, 04/14/09 (a)	40,000,000	40,001,702
2.770%, 05/12/09 (a)	20,000,000	20,000,992
Banco Santander (NY) 3.700%, 02/24/09	35,000,000	35,000,000
2.780%, 05/12/09 (a)	18,000,000	18,000,000
Barclays Bank, Plc. (NY) 2.330%, 02/03/09 (a)	25,000,000	25,000,000
2.000%, 02/05/09	30,000,000	30,000,000
BNP Paribas (NY) 3.050%, 01/15/09	8,000,000	8,000,000
3.470%, 02/27/09	35,000,000	35,000,000
2.080%, 03/05/09	25,000,000	25,000,000
2.290%, 06/08/09 (a)	22,600,000	22,600,000
Citibank N.A. 3.280%, 01/29/09	31,253,000	31,253,000
1.500%, 03/17/09 (a)	12,000,000	12,000,000
1.330%, 03/31/09 (a)	5,100,000	5,100,000
Deutsche Bank (NY) 3.414%, 01/21/09 (a)	12,400,000	12,400,000
DnB NOR Bank ASA (NY) 2.380%, 02/10/09 (a)	55,000,000	55,000,000
Intesa San Paolo S.p.A. (NY) 1.850%, 03/10/09 (a)	7,550,000	7,550,000
1.450%, 03/11/09 (a)	16,350,000	16,350,000
Mizuho Corporate Bank, Ltd. (NY) 2.000%, 02/12/09 (a)	7,650,000	7,650,000
1.500%, 02/17/09 (a)	16,000,000	16,000,000
Nordea Bank Finland, Plc. (NY) 3.410%, 02/24/09	8,000,000	8,000,000
Rabobank Nederland NV (NY) 3.010%, 02/19/09	10,000,000	10,000,000
3.020%, 03/09/09 (a)	25,000,000	25,046,692

Security Description	Face Amount	Value*

Commercial Banks—(Continued)
Societe Generale (NY) 2.200%, 02/18/09 (a)	$25,000,000	$25,000,000
2.230%, 03/04/09	20,000,000	20,000,000
1.960%, 03/05/09 (a)	12,250,000	12,250,000
1.500%, 03/11/09 (a)	4,600,000	4,600,000
1.600%, 06/17/09 (a)	12,500,000	12,500,000
Svenska Handelsbanken (NY) 2.960%, 02/03/09 (a)	19,000,000	19,000,482
1.400%, 02/12/09 (a)	20,000,000	20,000,000
Toronto-Dominion Bank (NY) 3.030%, 02/11/09	4,500,000	4,500,000
2.000%, 02/20/09 (a)	20,000,000	20,000,000
2.500%, 06/09/09 (a)	8,500,000	8,500,000
2.420%, 06/11/09 (a)	13,950,000	13,950,000

		668,103,412

Diversified Financial Services—6.0%
Lloyds TSB Bank, Plc. (NY) 1.850%, 01/20/09 (a)	20,000,000	20,000,000
1.900%, 02/09/09 (a)	13,000,000	13,000,000
2.080%, 03/05/09	15,050,000	15,050,000
Royal Bank of Scotland, Plc. (NY) 3.150%, 02/20/09 (a)	10,000,000	10,000,000
3.140%, 03/09/09 (a)	25,000,000	25,000,000
San Paolo IMI S.p.A. (NY) 2.240%, 03/03/09	20,000,000	20,000,000
3.240%, 03/03/09 (a)	17,000,000	17,000,000
2.850%, 05/12/09 (a)	20,000,000	20,000,000

		140,050,000

Insurance—0.7%
New York Life Insurance Co. 2.938%, 04/13/09 (a) (b)	16,520,000	16,520,000

Yankee—2.0%
Nordea Bank AB 3.891%, 10/23/09 (a)	11,800,000	11,800,000
UBS AG (Stamford) 1.400%, 03/31/09 (a)	35,000,000	35,000,000

		46,800,000

Total Certificate of Deposit (Identified Cost $871,473,412)		871,473,412

Medium Term Notes—2.6%

Commercial Banks—1.1%
Bank of Montreal (Chicago) 2.390%, 10/05/09 (a)	14,950,000	14,950,000
HSBC USA, Inc. 5.219%, 10/15/09 (a)	2,740,000	2,740,000
Wachoiva Bank N.A. 4.608%, 08/04/09 (a)	9,400,000	9,397,518

		27,087,518

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2008

Medium Term Notes—(Continued)

Security Description	Face Amount	Value*

Diversified Financial Services—0.5%
General Electric Capital Corp. 0.501%, 04/24/09 (a)	$7,500,000	$7,500,000
ING USA Global Funding 2.029%, 09/18/09 (a)	4,440,000	4,440,000

		11,940,000

Yankee—1.0%
ING Bank NV 2.473%, 09/24/09 (a)	10,000,000	10,000,000
Lloyds TSB Group, Plc. 2.806%, 08/07/09 (a)	12,700,000	12,700,000

		22,700,000

Total Medium Term Notes (Identified Cost $61,727,518)		61,727,518

Total Investments—100.1% (Identified Cost $2,340,767,674) (c)		2,340,767,674
Liabilities in excess of other assets		(2,206,394)

Total Net Assets—100%		$2,338,561,280

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2008.
(b)	Illiquid securities representing 0.7% of total net assets.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $2,340,767,674.

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$0	$0
Level 2 - Other Significant Observable Inputs	2,340,767,674	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$2,340,767,674	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at amortized cost		$2,340,767,674
Cash		723
Receivable for:
Fund shares sold		3,442,454
Accrued interest		3,595,803
Prepaid expenses		275,039

Total Assets		2,348,081,693
Liabilities
Payable for:
Fund shares redeemed	$8,585,856
Accrued expenses:
Management fees	613,524
Service and distribution fees	231,385
Deferred directors’ fees	50,256
Other expenses	39,392

Total Liabilities		9,520,413

Net Assets		$2,338,561,280

Net assets consists of:
Capital paid in		$2,338,578,328
Overdistributed net investment income		(50,256)
Accumulated net realized gains		33,208

Net Assets		$2,338,561,280

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,228,992,907 divided by 12,289,929 shares outstanding)		$100.00

Class B
Net asset value and redemption price per share ($1,097,179,835 divided by 10,971,798 shares outstanding)		$100.00

Class E
Net asset value and redemption price per share ($12,388,538 divided by 123,885 shares outstanding)		$100.00

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Interest		$60,482,946

Expenses
Management fees	$6,318,394
Service and distribution fees—Class B	1,866,213
Service and distribution fees—Class E	17,621
Directors’ fees and expenses	33,396
Custodian	49,599
Audit and tax services	31,941
Legal	30,937
Printing	89,954
Insurance	186,220

Total expenses	8,624,275
Management fee waivers	(100,000)	8,524,275

Net Investment Income		51,958,671

Net Increase in Net Assets From Operations		$51,958,671

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$51,958,671	$73,104,647

Increase in net assets from operations	51,958,671	73,104,647

From Distributions to Shareholders
Net investment income
Class A	(33,329,415)	(50,923,892)
Class B	(18,318,986)	(21,649,891)
Class E	(310,270)	(530,864)

Total distributions	(51,958,671)	(73,104,647)

Increase in net assets from capital share transactions	702,723,013	356,010,434

Net increase in net assets	702,723,013	356,010,434

Net Assets
Beginning of the period	1,635,838,267	1,279,827,833

End of the period	$2,338,561,280	$1,635,838,267

Undistributed (Overdistributed) Net Investment Income
End of the period	$(50,256)	$27,950

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	7,968,963	$796,896,315	11,717,171	$1,171,715,791
Reinvestments	334,466	33,446,586	509,081	50,923,892
Redemptions	(7,297,612)	(729,761,176)	(9,696,563)	(969,656,339)

Net increase	1,005,817	$100,581,725	2,529,689	$252,983,344

Class B
Sales	11,686,518	$1,168,651,866	9,686,387	$968,637,226
Reinvestments	183,940	18,393,964	216,391	21,649,891
Redemptions	(5,860,942)	(586,094,144)	(8,883,191)	(888,319,060)

Net increase	6,009,516	$600,951,686	1,019,587	$101,968,057

Class E
Sales	44,287	$4,428,652	45,750	$4,575,018
Reinvestments	3,114	311,410	5,308	530,864
Redemptions	(35,505)	(3,550,460)	(40,468)	(4,046,849)

Net increase	11,896	$1,189,602	10,590	$1,059,033

Increase derived from capital share transactions		$702,723,013		$356,010,434

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.82	4.95	4.70	2.85	0.98

Total from investment operations	2.82	4.95	4.70	2.85	0.98

Less Distributions
Distributions from net investment income	(2.82)	(4.95)	(4.70)	(2.85)	(0.98)

Total distributions	(2.82)	(4.95)	(4.70)	(2.85)	(0.98)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.9	5.1	4.8	2.9	1.0
Ratio of operating expenses to average net assets (%)	0.34	0.40	0.38	0.41	0.42
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.34	0.40	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.79	4.97	4.79	2.83	0.97
Net assets, end of period (000)	$1,228,993	$1,128,411	$875,428	$429,019	$469,674

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.57	4.70	4.45	2.60	0.73

Total from investment operations	2.57	4.70	4.45	2.60	0.73

Less Distributions
Distributions from net investment income	(2.57)	(4.70)	(4.45)	(2.60)	(0.73)

Total distributions	(2.57)	(4.70)	(4.45)	(2.60)	(0.73)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.6	4.8	4.5	2.6	0.7
Ratio of operating expenses to average net assets (%)	0.59	0.65	0.63	0.66	0.67
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.59	0.65	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.45	4.71	4.50	2.84	0.74
Net assets, end of period (000)	$1,097,180	$496,228	$394,260	$273,052	$78,809

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	2.67	4.80	4.55	2.70	0.83

Total from investment operations	2.67	4.80	4.55	2.70	0.83

Less Distributions
Distributions from net investment income	(2.67)	(4.80)	(4.55)	(2.70)	(0.83)

Total distributions	(2.67)	(4.80)	(4.55)	(2.70)	(0.83)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	2.7	4.9	4.7	2.7	0.8
Ratio of operating expenses to average net assets (%)	0.49	0.55	0.53	0.56	0.57
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (a)	0.49	0.55	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.64	4.81	4.57	2.66	0.88
Net assets, end of period (000)	$12,389	$11,199	$10,140	$8,569	$11,619

(a)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Money Market Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

As permitted by Rule 2a-7 under the 1940 Act, and subject to certain conditions therein, the Portfolio employs the amortized cost method of security valuation that the Fund’s Board of Directors (the “Board” or “Directors”) has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio’s net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had no capital loss carryovers.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows.

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$51,958,671	$73,104,647	$—	$—	$—	$—	$51,958,671	$73,104,647

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$33,208	$—	$—	$—	$33,208

Dividends and Distributions to Shareholders:

The BlackRock Money Market Portfolio dividends are declared daily to shareholders of record at the time and are paid monthly. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$6,318,394	0.350%	Of the first $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2008 to April 30, 2009, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.005%	First $500 million
0.015%	Next $500 million

A similar expense agreement was in place for the period May 1, 2007 through April 30, 2008. Amounts waived for the year ended December 31, 2008 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

4.	U.S. TREASURY TEMPORARY GUARANTEE PROGRAM:

The Portfolio currently participates in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). Subject to certain conditions and limitations, amounts held in the Portfolio by policyholders through a Separate Account as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event that the market-value based net asset value per share of the Portfolio falls below $99.50 and the Portfolio subsequently liquidates (a “Guarantee Event”). In the event that a Guarantee Event is triggered, a shareholder’s shares covered by the Program will be the lesser of (i) the amount held in the Portfolio as of close of business on September 19, 2008, or (ii) the amount held in the Portfolio on the date the Program’s guarantee is triggered. In this event and subject to the limitations of the Program, a policyholder who has remained invested in the Portfolio since September 19, 2008 would receive an increase in his or her account value with respect to each covered share of the Portfolio, equal to the difference between the amount received in the liquidation and $100.00 per share. As of December 31, 2008, assets available to the Program to support all participating money market funds do not exceed approximately $50 billion and the Program covers approximately $3 trillion in assets held in money market funds. The Program’s guarantee only applies to policyholders invested in the Portfolio through a Separate Account as of the close of business on September 19, 2008.

The Program will end on April 30, 2009; however, the Secretary of the Treasury may extend the Program through a date no later than September 18, 2009. If the Program is further extended, the Board will consider whether to continue to participate in the Program at that time. Any additional cost to participate in the extended Program may also be borne by the Portfolio.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Money Market Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Money Market Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2009

MSF-14

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-15

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-19

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-20

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. BlackRock Strategic Value Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the BlackRock Strategic Value Portfolio returned -38.4%, compared to its benchmark, the Russell 2000 Value Index1, which returned -28.9%. The average return of its peer group, the Lipper Variable Insurance Products2 Small-Cap Value Funds Universe, was -32.9% over the same period.

PORTFOLIO REVIEW

Amid record volatility, U.S. equity markets moved sharply lower as plummeting home values, a weakening global economy, tight credit markets and the reshaping of the financial services industry pushed investor sentiment to historic lows. Within the small cap segment of the market, value stocks outperformed their growth counterparts, though both styles endured steep absolute losses. The disparity in style returns was driven largely by the relative performance impact of the financials sector. The benchmark Russell 2000 Value Index sank 28.92%, the worst annual loss for the index since its inception. All sectors finished in negative territory, with sharp drops in financials, consumer discretionary and information technology having the most significant negative impact on overall index returns. In this challenging environment, active managers struggled to beat the benchmark. In fact, over 70% of small cap value managers underperformed the Russell 2000 Value Index in 2008, with the average manager trailing the benchmark by 450 basis points3. Performance for the BlackRock Strategic Value Portfolio fell short of the benchmark, as relative strength in the consumer staples and industrials sectors was overcome by weakness primarily in financials, information technology and energy.

Given their more defensive characteristics, consumer staples stocks became a haven for many investors as turmoil in the equity markets intensified, particularly in the second half of the year. Although indiscriminate selling did result in significant declines for the sector, the damage was much more severe in other areas. Accordingly, a significant overweight in consumer staples names, particularly among food & staples retailers and food products producers, benefited performance comparisons. Positive stock selection also added value. Notable individual contributors included BJ’s Wholesale Club, which benefited from more cost-conscious consumers, and Chattem Inc., a maker of branded over-the-counter healthcare products. The slowing global economy had a negative impact on many names in the industrials sector, as demand for their products and services waned. Against this backdrop, modest overweights among marine shippers and professional services providers and underweights to home builders and machinery producers added value. Stock selection among commercial services companies also contributed to outperformance in the sector. Key contributors included pest control services provider Rollins Inc. and refuse collector Waste Connections.

From the failure of Bear Stearns in mid-March to the bailout of AIG in November, investors were besieged by a series of unprecedented events that altered the financial services landscape. Given the turmoil in the industry, the Portfolio was underweight in the sector for much of the year. While this positioning benefited performance comparisons early in 2008, it worked against us in the third and fourth quarters as the sector performed relatively well following the extraordinary steps taken by the federal government, the Treasury and the Federal Reserve to shore up bank balance sheets, ease credit markets and inject liquidity into the system. Information technology stocks sold off sharply during the year as weakening economic data lowered expectations for corporate technology spending and clouded earnings visibility. Although an underweight in the sector added value, these relative gains were overshadowed by the negative impact of stock selection, particularly within the semiconductor, IT services and communications equipment areas. In energy, violent moves in commodity prices wreaked havoc on stock prices. Allocations within the sector and disappointing relative performance from the Portfolio’s exploration & production holdings accounted for much of the performance shortfall.

During the fourth quarter, we continued to take advantage of indiscriminate selling in the market to upgrade the overall quality of the Portfolio. The most notable trading activity occurred within the financials, consumer discretionary and information technology sectors. In financials, we increased our exposure significantly, particularly late in the year, as we believe the painful consolidation and aggressive fiscal and monetary stimulus implemented in recent months will ultimately improve industry balance sheets and ease credit spreads. While the Portfolio remains underweight in commercial banks, we added exposure in that area. We also increased the Portfolio’s weighting in the thrift & mortgage finance, real estate investment trust and insurance areas. Conversely, we reduced an overweight in the consumer discretionary sector, particularly among specialty retailers and hotels, restaurants and casinos. We expect that discretionary spending will remain tight, and that additional store closings and bankruptcy filings are likely in the wake of a disastrous holiday shopping season. We also decreased exposure in information technology, eliminating several semiconductor and software holdings. Entering 2009, the most notable Portfolio positioning relative to the Russell 2000 Value Index included modest overweights in the industrials, consumer staples and materials sectors, and underweights in utilities, financials and information technology.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Russell 2000® Value Index is an unmanaged measure of performance of those Russell 2000® companies that have lower price-to-book ratios and lower forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 Source: Lipper Analytical Services; BAS-Merrill Lynch Small Cap Research; Russell Investment Group

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

Average Annual Returns as of December 31, 2008

	BlackRock Strategic Value Portfolio			Russell 2000 Value Index
	Class A	Class B	Class E
1 Year	-38.4%	-38.6%	-38.5%	-28.9%
5 Year	-3.6	-3.9	-3.7	0.3
Since Inception	4.1	-0.5	-0.3	6.7

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 5/1/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2008

Top Holdings

% of Total Net Assets
PHH Corp.	3.4%
First Niagara Financial Group, Inc.	3.0%
Hain Celestial Group, Inc.	2.5%
The Hanover Insurance Group, Inc.	2.5%
MFA Mortgage Investments, Inc.	2.3%
Platinum Underwriters Holdings, Ltd.	2.3%
United Bankshares, Inc.	2.2%
Aspen Insurance Holdings, Ltd.	2.0%
Lennox International, Inc.	1.7%
KBW, Inc.	1.7%

Top Sectors

% of Total Market Value
Financials	36.6%
Industrials	16.8%
Consumer Discretionary	11.1%
Information Technology	8.6%
Health Care	6.5%
Consumer Staples	6.5%
Materials	5.9%
Energy	3.0%
Utilities	2.5%
Cash	2.5%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
BlackRock Strategic Value—Class A	Actual	0.90%	$1,000.00	$694.51	$3.83
	Hypothetical	0.90%	$1,000.00	$1,020.56	$4.57

BlackRock Strategic Value—Class B	Actual	1.15%	$1,000.00	$693.52	$4.90
	Hypothetical	1.15%	$1,000.00	$1,019.29	$5.84

BlackRock Strategic Value—Class E	Actual	1.05%	$1,000.00	$694.54	$4.47
	Hypothetical	1.05%	$1,000.00	$1,019.79	$5.33

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—97.2% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.4%
Curtiss-Wright Corp. (a)	119,400	$3,986,766
Orbital Sciences Corp. (a) (b)	230,600	4,503,618
Teledyne Technologies, Inc. (b)	56,900	2,534,895

		11,025,279

Airlines—1.1%
JetBlue Airways Corp. (a) (b)	733,000	5,204,300

Building Products—1.7%
Lennox International, Inc.	247,000	7,975,630

Capital Markets—3.4%
Affiliated Managers Group, Inc. (b)	62,500	2,620,000
Jefferies Group, Inc. (a)	375,314	5,276,915
KBW, Inc. (b)	335,318	7,712,314

		15,609,229

Chemicals—1.5%
Sensient Technologies Corp. (a)	297,448	7,103,058

Commercial & Professional Services—4.0%
Rollins, Inc. (a)	120,900	2,185,872
The Brink’s Co.	263,600	7,085,568
The GEO Group, Inc. (a) (b)	231,100	4,166,733
Waste Connections, Inc. (b)	165,650	5,229,570

		18,667,743

Commercial Banks—8.8%
City National Corp.	101,500	4,943,050
CVB Financial Corp.	331,200	3,941,280
First Midwest Bancorp, Inc.	112,000	2,236,640
Glacier Bancorp, Inc.	247,700	4,711,254
PacWest Bancorp	148,800	4,002,720
Prosperity Bancshares, Inc.	211,800	6,267,162
United Bankshares, Inc. (a)	311,897	10,361,218
Westamerica Bancorp	42,167	2,156,842
Wintrust Financial Corp.	97,935	2,014,523

		40,634,689

Communications Equipment—1.1%
Adtran, Inc. (a)	215,900	3,212,592
Polycom, Inc. (b)	134,600	1,818,446

		5,031,038

Computers & Peripherals—0.5%
Seagate Technology (a)	499,000	2,210,570

Construction & Engineering—0.5%
Granite Construction, Inc. (a)	55,900	2,455,687

Containers & Packaging—2.5%
Silgan Holdings, Inc.	133,600	6,387,416
Temple-Inland, Inc. (a)	1,058,100	5,078,880

		11,466,296

Security Description	Shares	Value*

Diversified Consumer Services—1.1%
Brink’s Home Security Holdings, Inc. (b)	224,900	$4,929,808

Diversified Financial Services—3.4%
PHH Corp. (b)	1,226,558	15,614,083

Electric Utilities—1.2%
CLECO Corp. (a)	154,100	3,518,103
UIL Holdings Corp.	70,395	2,113,962

		5,632,065

Electrical Equipment—1.3%
Regal-Beloit Corp. (a)	153,700	5,839,063

Energy Equipment & Services—1.0%
Cal Dive International, Inc. (a) (b)	358,700	2,335,137
Lufkin Industries, Inc. (a)	61,244	2,112,918

		4,448,055

Food & Staples Retailing—1.2%
Ruddick Corp. (a)	81,958	2,266,139
Spartan Stores, Inc. (a)	136,500	3,173,625

		5,439,764

Food Products—4.8%
Chiquita Brands International, Inc. (a) (b)	229,000	3,384,620
Hain Celestial Group, Inc. (a) (b)	615,000	11,740,350
Ralcorp Holdings, Inc. (b)	83,669	4,886,270
TreeHouse Foods, Inc. (a) (b)	87,472	2,382,737

		22,393,977

Gas Utilities—0.7%
Southwest Gas Corp. (a)	131,279	3,310,856

Health Care Equipment & Supplies—3.0%
Greatbatch, Inc. (a) (b)	214,800	5,683,608
Integra LifeSciences Holdings Corp. (b)	80,800	2,874,056
Symmetry Medical, Inc. (b)	323,533	2,578,558
Teleflex, Inc.	52,100	2,610,210

		13,746,432

Health Care Providers & Services—3.5%
Amedisys, Inc. (a) (b)	50,800	2,100,072
AmSurg Corp. (a) (b)	164,242	3,833,408
HMS Holdings Corp. (b)	81,971	2,583,726
Magellan Health Services, Inc. (b)	132,761	5,198,921
Sun Healthcare Group, Inc. (b)	286,278	2,533,560

		16,249,687

Hotels, Restaurants & Leisure—2.4%
Brinker International, Inc.	278,900	2,939,606
Pinnacle Entertainment, Inc. (a) (b)	316,800	2,433,024
Scientific Games Corp. (a) (b)	238,500	4,183,290
The Cheesecake Factory (b)	159,500	1,610,950

		11,166,870

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—3.1%
Centex Corp. (a) (b)	438,700	$4,667,768
Jarden Corp. (a) (b)	281,520	3,237,480
Lennar Corp. (Class A) (a)	730,000	6,329,100

		14,234,348

Insurance—8.8%
Aspen Insurance Holdings, Ltd.	372,800	9,040,400
Endurance Specialty Holdings, Ltd.	172,900	5,278,637
Navigators Group, Inc. (b)	80,104	4,398,511
Platinum Underwriters Holdings, Ltd.	289,107	10,430,980
The Hanover Insurance Group, Inc.	263,842	11,337,291

		40,485,819

Internet Software & Services—1.5%
SkillSoft, Plc. (ADR) (b)	951,929	6,796,773

IT Services—3.0%
Forrester Research, Inc. (b)	162,000	4,570,020
Hewitt Associates, Inc. (b)	157,300	4,464,174
Lender Processing Services, Inc.	157,900	4,650,155

		13,684,349

Leisure Equipment & Products—0.5%
LeapFrog Enterprises, Inc. (a) (b)	720,301	2,521,054

Machinery—2.6%
Astec Industries, Inc. (a) (b)	116,500	3,649,945
IDEX Corp. (a)	251,700	6,078,555
Wabtec Corp.	63,100	2,508,225

		12,236,725

Media—1.2%
Lions Gate Entertainment Corp. (a) (b)	1,006,600	5,536,300

Metals & Mining—1.9%
Reliance Steel & Aluminum Co.	213,400	4,255,196
Steel Dynamics, Inc.	386,700	4,323,306

		8,578,502

Multi-Utilities—0.6%
Black Hills Corp.	99,700	2,687,912

Oil, Gas & Consumable Fuels—2.1%
Berry Petroleum Co.	285,200	2,156,112
Delta Petroleum Corp. (a) (b)	227,341	1,082,143
Goodrich Petroleum Corp. (a) (b)	69,900	2,093,505
James River Coal Co. (a) (b)	210,802	3,231,595
Swift Energy Co. (a) (b)	60,600	1,018,686

		9,582,041

Personal Products—0.5%
Chattem, Inc. (b)	32,168	2,300,977

Security Description	Shares	Value*

Professional Services—0.9%
Huron Consulting Group, Inc. (a) (b)	75,100	$4,300,977

Real Estate Investment Trusts—8.0%
Corporate Office Properties Trust (a)	110,500	3,392,350
Duke Realty Corp.	367,000	4,022,320
Mack-Cali Realty Corp.	133,200	3,263,400
MFA Mortgage Investments, Inc.	1,803,400	10,622,026
Mid-America Apartment Communities, Inc. (a)	175,200	6,510,432
Redwood Trust, Inc.	148,000	2,206,680
Washington Real Estate Investment Trust (a)	251,500	7,117,450

		37,134,658

Road & Rail—2.1%
Genesee & Wyoming, Inc. (b)	217,400	6,630,700
Ryder System, Inc.	83,902	3,253,720

		9,884,420

Semiconductors & Semiconductor Equipment—1.4%
Microsemi Corp. (b)	172,700	2,182,928
ON Semiconductor Corp. (a) (b)	472,200	1,605,480
Verigy, Ltd. (b)	305,700	2,940,834

		6,729,242

Software—1.1%
Lawson Software, Inc. (b)	1,114,100	5,280,834

Specialty Retail—2.8%
Abercrombie & Fitch Co. (Class A) (a)	182,300	4,205,661
Gymboree Corp. (b)	208,300	5,434,547
Tractor Supply Co. (a) (b)	88,700	3,205,618

		12,845,826

Thrifts & Mortgage Finance—4.0%
Astoria Financial Corp.	281,447	4,638,247
First Niagara Financial Group, Inc.	844,800	13,660,416

		18,298,663

Total Common Stock (Identified Cost $492,585,593)		449,273,599

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of December 31, 2008

Short Term Investments—13.5%

Security Description	Shares/Face Amount	Value*

Mutual Funds—11.9%
State Street Navigator Securities Lending Prime Portfolio (c)	55,164,303	$55,164,303

Repurchase Agreement—1.6%
State Street Repurchase Agreement dated 12/31/08 at 0.010% to be repurchased at $7,289,004 on 01/02/09, collateralized by $7,435,000 U.S. Treasury Bill due 02/19/09 with a value of $7,435,000.	$7,289,000	7,289,000

Total Short Term Investments (Identified Cost $62,453,303)		62,453,303

Total Investments—110.7% (Identified Cost $555,038,896) (d)		511,726,902
Liabilities in excess of other assets		(49,660,154)

Total Net Assets—100%		$462,066,748

(a)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $55,402,686 and the collateral received consisted of cash in the amount of $55,164,303. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $577,452,636 and the composition of unrealized appreciation and depreciation of investment securities was $24,752,500 and $(90,478,234), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$504,437,902	$0
Level 2 - Other Significant Observable Inputs	7,289,000	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$511,726,902	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$511,726,902
Cash		351
Receivable for:
Securities sold		3,764,248
Fund shares sold		1,465,872
Accrued interest and dividends		926,293

Total Assets		517,883,666
Liabilities
Payable for:
Fund shares redeemed	$272,560
Collateral for securities loaned	55,164,303
Accrued expenses:
Management fees	308,388
Service and distribution fees	31,231
Other expenses	40,436

Total Liabilities		55,816,918

Net Assets		$462,066,748

Net assets consists of:
Capital paid in		$791,009,386
Undistributed net investment income		3,872,235
Accumulated net realized losses		(289,502,879)
Unrealized depreciation on investments		(43,311,994)

Net Assets		$462,066,748

Computation of offering price:
Class A
Net asset value and redemption price per share ($260,771,074 divided by 30,755,127 shares outstanding)		$8.48

Class B
Net asset value and redemption price per share ($96,606,302 divided by 11,571,195 shares outstanding)		$8.35

Class E
Net asset value and redemption price per share ($104,689,372 divided by 12,484,602 shares outstanding)		$8.39

(a) Identified cost of investments		$555,038,896

(b) Includes cash collateral for securities loaned of		$55,164,303

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$8,538,909
Interest		2,625,460 (a)

		11,164,369
Expenses
Management fees	$5,691,931
Service and distribution fees—Class B	337,092
Service and distribution fees—Class E	235,250
Directors’ fees and expenses	31,907
Custodian	89,010
Audit and tax services	36,941
Legal	11,528
Printing	192,594
Insurance	10,374
Miscellaneous	16,906

Total expenses	6,653,533
Expense reductions	(296,356)	6,357,177

Net Investment Income		4,807,192

Realized and Unrealized Loss
Realized loss on:
Investments—net		(273,233,979)
Change in unrealized depreciation on:
Investments—net		(38,833,396)

Net loss		(312,067,375)

Net Decrease in Net Assets From Operations		$(307,260,183)

(a)	Includes income on securities loaned of $2,266,957.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$4,807,192	$5,405,187
Net realized gain (loss)	(273,233,979)	51,593,377
Change in unrealized depreciation	(38,833,396)	(88,014,608)

Decrease in net assets from operations	(307,260,183)	(31,016,044)

From Distributions to Shareholders
Net investment income
Class A	(2,161,034)	(1,793,872)
Class B	(303,929)	(99,321)
Class E	(563,452)	(369,395)

	(3,028,415)	(2,262,588)

Net realized gain
Class A	(39,211,797)	(68,897,991)
Class B	(13,589,956)	(20,599,114)
Class E	(16,032,765)	(28,374,988)

	(68,834,518)	(117,872,093)

Total distributions	(71,862,933)	(120,134,681)

Increase (decrease) in net assets from capital share transactions	(46,724,869)	7,479,154

Net decrease in net assets	(425,847,985)	(143,671,571)

Net Assets
Beginning of the period	887,914,733	1,031,586,304

End of the period	$462,066,748	$887,914,733

Undistributed Net Investment Income
End of the period	$3,872,235	$4,343,873

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	2,144,593	$21,819,627	4,125,452	$69,435,674
Reinvestments	3,192,348	41,372,831	4,286,954	70,691,863
Redemptions	(8,154,388)	(95,223,080)	(9,213,618)	(152,838,244)

Net decrease	(2,817,447)	$(32,030,622)	(801,212)	$(12,710,707)

Class B
Sales	1,210,337	$13,142,441	2,362,092	$38,933,096
Reinvestments	1,087,158	13,893,885	1,271,403	20,698,435
Redemptions	(2,172,732)	(26,217,724)	(1,837,032)	(29,976,931)

Net increase	124,763	$818,602	1,796,463	$29,654,600

Class E
Sales	664,408	$6,925,316	856,416	$13,920,361
Reinvestments	1,293,548	16,596,217	1,759,142	28,744,383
Redemptions	(3,290,097)	(39,034,382)	(3,175,252)	(52,129,483)

Net decrease	(1,332,141)	$(15,512,849)	(559,694)	$(9,464,739)

Increase (decrease) derived from capital share transactions		$(46,724,869)		$7,479,154

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.17	$17.74	$18.55	$19.17	$16.62

Income From Investment Operations
Net investment income	0.09 (a)	0.10 (a)	0.08	0.08	0.00
Net realized and unrealized gain (loss) of investments	(5.46)	(0.55)	2.84	0.57	2.55

Total from investment operations	(5.37)	(0.45)	2.92	0.65	2.55

Less Distributions
Distributions from net investment income	(0.07)	(0.05)	(0.06)	0.00	0.00
Distributions from net realized capital gains	(1.25)	(2.07)	(3.67)	(1.27)	0.00

Total distributions	(1.32)	(2.12)	(3.73)	(1.27)	0.00

Net Asset Value, End of Period	$8.48	$15.17	$17.74	$18.55	$19.17

Total Return (%)	(38.4)	(3.5)	16.7	4.2	15.3
Ratio of operating expenses to average net assets before expense reductions (%)	0.89	0.88	0.89	0.89	0.89
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.85	0.85	0.85	0.84	0.87
Ratio of net investment income (loss) to average net assets (%)	0.79	0.62	0.48	0.42	(0.03)
Portfolio turnover rate (%)	184	121	141	175	33
Net assets, end of period (000)	$260,771	$509,332	$609,877	$604,086	$666,800

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.95	$17.51	$18.35	$19.02	$16.53

Income From Investment Operations
Net investment income	0.06 (a)	0.06 (a)	0.04	0.03	0.00
Net realized and unrealized gain (loss) of investments	(5.38)	(0.54)	2.81	0.57	2.49

Total from investment operations	(5.32)	(0.48)	2.85	0.60	2.49

Less Distributions
Distributions from net investment income	(0.03)	(0.01)	(0.02)	0.00	0.00
Distributions from net realized capital gains	(1.25)	(2.07)	(3.67)	(1.27)	0.00

Total distributions	(1.28)	(2.08)	(3.69)	(1.27)	0.00

Net Asset Value, End of Period	$8.35	$14.95	$17.51	$18.35	$19.02

Total Return (%)	(38.6)	(3.7)	16.4	3.9	15.1
Ratio of operating expenses to average net assets before expense reductions (%)	1.14	1.13	1.14	1.14	1.14
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.10	1.10	1.10	1.09	1.12
Ratio of net investment income (loss) to average net assets (%)	0.55	0.39	0.26	0.20	(0.09)
Portfolio turnover rate (%)	184	121	141	175	33
Net assets, end of period (000)	$96,606	$171,141	$169,004	$116,849	$58,676

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.01	$17.58	$18.41	$19.06	$16.55

Income From Investment Operations
Net investment income (loss)	0.08 (a)	0.08 (a)	0.06	0.05	(0.02)
Net realized and unrealized gain (loss) of investments	(5.41)	(0.55)	2.82	0.57	2.53

Total from investment operations	(5.33)	(0.47)	2.88	0.62	2.51

Less Distributions
Distributions from net investment income	(0.04)	(0.03)	(0.04)	0.00	0.00
Distributions from net realized capital gains	(1.25)	(2.07)	(3.67)	(1.27)	0.00

Total distributions	(1.29)	(2.10)	(3.71)	(1.27)	0.00

Net Asset Value, End of Period	$8.39	$15.01	$17.58	$18.41	$19.06

Total Return (%)	(38.5)	(3.6)	16.6	4.0	15.2
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	1.03	1.04	1.04	1.04
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.00	1.00	1.00	0.99	1.02
Ratio of net investment income (loss) to average net assets (%)	0.64	0.47	0.32	0.27	(0.16)
Portfolio turnover rate (%)	184	121	141	175	33
Net assets, end of period (000)	$104,689	$207,442	$252,705	$253,532	$273,771

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Strategic Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had $187,013,415 in capital loss carryforwards expiring on December 31, 2016.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$31,951,000	$75,634,272	$39,911,933	$44,500,409	$—	$—	$71,862,933	$120,134,681

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$3,872,234	$—	$(65,725,734)	$(187,013,415)	$(248,866,915)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(80,075,724)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$1,237,699,344	$0	$1,327,092,653

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$5,691,931	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Strategic Value Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Strategic Value Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2009

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

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with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. Capital Guardian U.S. Equity Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Managed by Capital Guardian Trust Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the Capital Guardian U.S. Equity Portfolio returned -40.2%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned -37.0%. The average return of its peer group, the Lipper Variable Insurance Products2 Multi-Cap Core Funds Universe, was -38.6% over the same period.

PORTFOLIO REVIEW

The U.S. market was the epicenter of the global collapse, as a cascade of events threatened to crumble its bulwarks. Credit evaporated, investment banks went bust and U.S. housing and consumer spending broke down, pushing automakers to the brink of collapse. Despite heavy intervention by the U.S. government, investors became increasingly alarmed and sought shelter from the storm, sending the S&P 500 Index down 37.0%.

The year began cautiously as fallout from 2007’s subprime mortgage trouble rippled through the credit markets, causing the eventual collapse of collateralized debt obligations and leaving major financial institutions with massive amounts of untradeable bonds on their books. Though the government facilitated buyouts of many major banks and lenders it essentially refused to come to the aid of Lehman Brothers. The firm was forced to file for bankruptcy, igniting fear of a complete collapse of the banking system.

By the end of September, the carnage was substantial. All of the major independent investment banks had been taken over, gone under or had applied to become traditional bank-holding companies, and three major institutions, Freddie Mac, Fannie Mae and American International Group, were under the control of the government. Credit markets had seized up; companies began having trouble rolling over their commercial paper and cities were unable to market and sell municipal bonds.

The Portfolio underperformed the benchmark mainly due to stock selection in several sectors. We began the year with holdings in financials that we believed would come through the credit crunch able to grow and increase market share. However, we underestimated the severity of the credit crisis and the extent to which companies with strong balance sheets were vulnerable. Our selection of consumer discretionary and information technology companies also detracted from the Portfolio’s performance. The overweight position and selection in health care added to returns (although UnitedHealth Group was a detractor), as did the choice of materials and industrials stocks.

Freddie Mac and Fannie Mae were among the largest drags on relative results, along with Lehman Brothers and Wachovia. Yet other financial holdings, including JPMorgan Chase and Wells Fargo, were among the top contributors to relative returns. The Portfolio also benefited from not owning Citigroup. Elsewhere, ImClone Systems, which was bought by Eli Lilly, and Genentech, which received a bid from Roche, impacted results positively. Barrick Gold also helped returns as the price of the precious metal rose.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

Average Annual Returns as of December 31, 2008

	Capital Guardian U.S. Equity Portfolio		S&P 500 Index
	Class A	Class B
1 Year	-40.2%	-40.4%	-37.0%
5 Year	-5.3	-5.6	-2.2
Since Inception	-2.8	-3.0	-0.7

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/02. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
General Electric Co.	3.0%
Google, Inc. (Class A)	2.9%
United Parcel Service, Inc. (Class B)	2.9%
JPMorgan Chase & Co.	2.8%
PepsiCo, Inc.	2.6%
Baxter International, Inc.	2.5%
Genentech, Inc.	2.5%
Kraft Foods, Inc. (Class A)	2.4%
Celgene Corp.	2.4%
Target Corp.	2.3%

Top Sectors

% of Total Market Value
Health Care	18.3%
Information Technology	15.7%
Industrials	12.3%
Financials	12.0%
Consumer Discretionary	11.8%
Consumer Staples	11.8%
Energy	6.9%
Materials	5.3%
Telecommunication Services	3.0%
Utilities	0.9%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Capital Guardian U.S. Equity—Class A	Actual	0.77%	$1,000.00	$693.46	$3.28
	Hypothetical	0.77%	$1,000.00	$1,021.22	$3.91

Capital Guardian U.S. Equity—Class B	Actual	1.02%	$1,000.00	$692.14	$4.34
	Hypothetical	1.02%	$1,000.00	$1,019.95	$5.18

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—97.8% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.1%
United Technologies Corp.	56,490	$3,027,864

Air Freight & Logistics—3.3%
FedEx Corp.	16,680	1,070,022
United Parcel Service, Inc. (Class B) (a)	142,900	7,882,364

		8,952,386

Airlines—0.4%
Southwest Airlines Co.	132,900	1,145,598

Auto Components—0.2%
Johnson Controls, Inc.	36,200	657,392

Automobiles—0.5%
Honda Motor Co., Ltd. (ADR)	62,800	1,340,152

Beverages—3.1%
PepsiCo, Inc.	131,080	7,179,252
The Coca-Cola Co.	29,100	1,317,357

		8,496,609

Biotechnology—5.5%
BioMarin Pharmaceutical, Inc. (a) (b)	29,500	525,100
Celgene Corp. (b)	117,300	6,484,344
Genentech, Inc. (b)	82,500	6,840,075
Gilead Sciences, Inc. (a) (b)	21,200	1,084,168

		14,933,687

Capital Markets—2.4%
T. Rowe Price Group, Inc.	12,800	453,632
The Goldman Sachs Group, Inc.	71,780	6,057,514

		6,511,146

Chemicals—1.4%
Celanese Corp. (Series A)	13,600	169,048
Ecolab, Inc. (a)	13,000	456,950
Monsanto Co.	25,500	1,793,925
Potash Corp. of Saskatchewan, Inc.	18,000	1,317,960

		3,737,883

Commercial & Professional Services—0.3%
Iron Mountain, Inc. (a) (b)	29,800	736,954

Commercial Banks—2.3%
SunTrust Banks, Inc. (a)	5,300	156,562
Wells Fargo & Co.	207,200	6,108,256

		6,264,818

Communications Equipment—4.0%
Brocade Communications Systems, Inc. (b)	448,000	1,254,400
Ciena Corp. (a) (b)	27,100	181,570
Cisco Systems, Inc. (b)	294,140	4,794,482
Polycom, Inc. (a) (b)	70,700	955,157
QUALCOMM, Inc.	102,260	3,663,976

		10,849,585

Security Description	Shares	Value*

Computers & Peripherals—2.1%
Apple, Inc. (a) (b)	26,600	$2,270,310
Dell, Inc. (b)	71,600	733,184
Hewlett-Packard Co.	25,400	921,766
International Business Machines Corp.	11,730	987,197
NetApp, Inc. (b)	55,100	769,747

		5,682,204

Construction & Engineering—1.6%
Fluor Corp.	89,700	4,024,839
Jacobs Engineering Group, Inc. (a) (b)	8,500	408,850

		4,433,689

Construction Materials—0.5%
Vulcan Materials Co. (a)	21,200	1,475,096

Diversified Consumer Services—0.8%
Apollo Group, Inc. (Class A) (b)	28,000	2,145,360

Diversified Financial Services—2.9%
Bank of America Corp.	24,500	344,960
JPMorgan Chase & Co.	241,872	7,626,224

		7,971,184

Diversified Telecommunication Services—1.9%
AT&T, Inc.	179,377	5,112,244

Electric Utilities—0.2%
Edison International	18,400	591,008

Electrical Equipment—0.8%
Emerson Electric Co.	29,100	1,065,351
First Solar, Inc. (a) (b)	7,300	1,007,108

		2,072,459

Electronic Equipment, Instruments & Components—1.0%
Agilent Technologies, Inc. (b)	64,305	1,005,087
Flextronics International, Ltd. (b)	148,000	378,880
Jabil Circuit, Inc.	208,010	1,404,068

		2,788,035

Energy Equipment & Services—1.4%
Baker Hughes, Inc. (a)	19,610	628,893
Schlumberger, Ltd.	75,300	3,187,449

		3,816,342

Food & Staples Retailing—1.1%
Costco Wholesale Corp.	17,900	939,750
Wal-Mart Stores, Inc.	37,000	2,074,220

		3,013,970

Food Products—4.4%
Kraft Foods, Inc. (Class A)	241,536	6,485,242
Sara Lee Corp.	443,300	4,339,907
Unilever NV (NY Shares)	48,500	1,190,675

		12,015,824

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Equipment & Supplies—3.1%
Baxter International, Inc.	127,800	$6,848,802
Lumenis, Ltd. (a) (b) (c)	520	546
Medtronic, Inc.	48,000	1,508,160

		8,357,508

Health Care Providers & Services—3.3%
Aetna, Inc.	2,300	65,550
Cardinal Health, Inc.	80,800	2,785,176
DaVita, Inc. (b)	86,400	4,282,848
UnitedHealth Group, Inc.	71,500	1,901,900

		9,035,474

Health Care Technology—0.7%
Cerner Corp. (a) (b)	47,300	1,818,685

Hotels, Restaurants & Leisure—1.1%
Carnival Corp. (b)	61,700	1,500,544
Las Vegas Sands Corp. (a) (b)	109,000	646,370
Wynn Resorts, Ltd. (a) (b)	17,600	743,776

		2,890,690

Household Products—0.3%
Kimberly-Clark Corp.	13,100	690,894

Industrial Conglomerates—3.0%
General Electric Co.	508,400	8,236,080

Insurance—2.7%
ACE, Ltd.	17,500	926,100
Aflac, Inc.	37,400	1,714,416
Berkshire Hathaway, Inc. (Class A) (b)	21	2,028,600
RenaissanceRe Holdings, Ltd.	9,900	510,444
The Progressive Corp.	147,900	2,190,399

		7,369,959

Internet Software & Services—3.7%
eBay, Inc. (b)	34,820	486,087
Google, Inc. (Class A) (b)	25,830	7,946,600
Yahoo!, Inc. (a) (b)	125,880	1,535,736

		9,968,423

IT Services—1.5%
Cognizant Technology Solutions Corp. (Class A) (a) (b)	41,300	745,878
Paychex, Inc. (a)	98,900	2,599,092
Visa, Inc. (a)	13,600	713,320

		4,058,290

Machinery—1.2%
Danaher Corp. (a)	13,100	741,591
Illinois Tool Works, Inc.	71,400	2,502,570

		3,244,161

Security Description	Shares	Value*

Media—4.7%
CBS Corp. (Class B)	163,350	$1,337,836
Comcast Corp. (Class A)	50,100	845,688
Gannett Co., Inc. (a)	80,600	644,800
Omnicom Group, Inc.	109,700	2,953,124
The Walt Disney Co.	153,500	3,482,915
Time Warner Cable, Inc. (Class A) (a) (b)	84,400	1,810,380
Time Warner, Inc.	76,700	771,602
Viacom, Inc. (Class B) (a) (b)	50,250	957,765

		12,804,110

Metals & Mining—3.2%
Allegheny Technologies, Inc. (a)	70,900	1,810,077
Barrick Gold Corp.	126,600	4,655,082
Cliffs Natural Resources, Inc.	28,100	719,641
Nucor Corp. (a)	36,300	1,677,060

		8,861,860

Multi-Utilities—0.2%
CMS Energy Corp. (a)	58,700	593,457

Multiline Retail—2.7%
Nordstrom, Inc. (a)	81,000	1,078,110
Target Corp. (a)	185,000	6,388,050

		7,466,160

Oil, Gas & Consumable Fuels—5.5%
Anadarko Petroleum Corp.	23,200	894,360
Chevron Corp.	39,633	2,931,653
ConocoPhillips (a)	34,900	1,807,820
EOG Resources, Inc.	8,400	559,272
Exxon Mobil Corp.	31,299	2,498,599
Kinder Morgan Management, LLC	15,834	633,043
Marathon Oil Corp.	118,700	3,247,632
Royal Dutch Shell, Plc. (Class A) (ADR)	27,400	1,450,556
Royal Dutch Shell, Plc. (Class B) (ADR)	17,244	886,859

		14,909,794

Pharmaceuticals—5.6%
Abbott Laboratories	90,200	4,813,975
Allergan, Inc.	97,930	3,948,538
AstraZeneca, Plc. (ADR) (a)	40,300	1,653,509
Forest Laboratories, Inc. (b)	51,860	1,320,874
Pfizer, Inc.	48,400	857,164
Sanofi-Aventis S.A. (ADR)	27,100	871,536
Teva Pharmaceutical Industries, Ltd. (ADR) (a)	40,600	1,728,342

		15,193,938

Professional Services—0.3%
Monster Worldwide, Inc. (a) (b)	68,500	828,165

Road & Rail—0.3%
Union Pacific Corp. (a)	18,000	860,400

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—1.1%
Intel Corp.	50,000	$733,000
KLA-Tencor Corp. (a)	69,700	1,518,763
Lam Research Corp. (a) (b)	17,300	368,144
Microchip Technology, Inc. (a)	24,000	468,720

		3,088,627

Software—2.1%
Adobe Systems, Inc. (b)	54,500	1,160,305
Microsoft Corp.	134,530	2,615,263
Nintendo Co., Ltd. (ADR) (a)	33,000	1,575,750
Oracle Corp. (a) (b)	27,600	489,348

		5,840,666

Specialty Retail—1.7%
Best Buy Co., Inc. (a)	32,800	922,008
Home Depot, Inc.	71,458	1,644,963
Lowe’s Cos., Inc.	69,100	1,487,032
Urban Outfitters, Inc. (a) (b)	45,100	675,598

		4,729,601

Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc. (a) (b)	60,387	769,934

Thrifts & Mortgage Finance—1.7%
Astoria Financial Corp. (a)	43,500	716,880
Hudson City Bancorp, Inc. (a)	254,600	4,063,416

		4,780,296

Tobacco—3.0%
Altria Group, Inc.	154,200	2,322,252
Philip Morris International, Inc.	137,500	5,982,625

		8,304,877

Water Utilities—0.5%
American Water Works Co., Inc. (a) (b)	60,300	1,259,064

Wireless Telecommunication Services—1.1%
American Tower Corp. (Class A) (b)	101,170	2,966,304

Total Common Stock (Identified Cost $351,395,629)		266,698,906

Preferred Stock—0.3%

Pharmaceuticals—0.3%
Schering-Plough Corp.	5,000	871,563

Total Preferred Stock (Identified Cost $1,250,000)		871,563

Short Term Investments—15.8%
Security Description	Shares/Face Amount	Value*

Mutual Funds—14.0%
State Street Navigator Securities Lending Prime Portfolio (d)	38,260,047	$38,260,047

Repurchase Agreement—1.8%
State Street Repurchase Agreement dated 12/31/08 at 0.010% to be repurchased at $4,839,003 on 01/02/09, collateralized by $4,940,000 U.S. Treasury Bill due 02/12/09 with a value of $4,940,000.	$4,839,000	4,839,000

Total Short Term Investments (Identified Cost $43,099,047)		43,099,047

Total Investments—113.9% (Identified Cost $395,744,676) (e)		310,669,516
Liabilities in excess of other assets		(37,941,321)

Total Net Assets—100%		$272,728,195

(a)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $38,148,408 and the collateral received consisted of cash in the amount of $38,260,047. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Security was valued in good faith under procedures established by the Board of Directors.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $397,558,417 and the composition of unrealized appreciation and depreciation of investment securities was $5,985,414 and $(92,874,315), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$304,958,407	$0
Level 2 - Other Significant Observable Inputs	5,710,563	0
Level 3 - Significant Unobservable Inputs	546	0
Total	$310,669,516	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Financial Instruments
Balance as of January 1, 2008	$546	$0
Transfers in (Out) of Level 3	0	0
Accrued discounts/premiums	0	0
Realized Gain (Loss)	0	0
Change in unrealized appreciation (depreciation)	0	0
Net Purchases (Sales)	0	0
Balance as of December 31, 2008	$546	$0

MSF-8

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$310,669,516
Cash		702
Receivable for:
Fund shares sold		5,809
Accrued interest and dividends		780,139
Foreign taxes		26,133

Total Assets		311,482,299
Liabilities
Payable for:
Securities purchased	$130,434
Fund shares redeemed	159,007
Withholding taxes	546
Collateral for securities loaned	38,260,047
Accrued expenses:
Management fees	154,647
Service and distribution fees	11,449
Deferred directors’ fees	1,778
Other expenses	36,196

Total Liabilities		38,754,104

Net Assets		$272,728,195

Net assets consists of:
Capital paid in		$461,798,401
Undistributed net investment income		4,917,785
Accumulated net realized losses		(108,912,831)
Unrealized depreciation on investments		(85,075,160)

Net Assets		$272,728,195

Computation of offering price:
Class A
Net asset value and redemption price per share ($217,271,785 divided by 33,597,856 shares outstanding)		$6.47

Class B
Net asset value and redemption price per share ($55,456,410 divided by 8,626,437 shares outstanding)		$6.43

(a) Identified cost of investments		$395,744,676

(b) Includes cash collateral for securities loaned of		$38,260,047

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$7,811,963 (a)
Interest		483,647 (b)

		8,295,610
Expenses
Management fees	$2,736,756
Service and distribution fees—Class B	210,924
Directors’ fees and expenses	30,707
Custodian	54,837
Audit and tax services	31,941
Legal	6,873
Printing	140,305
Insurance	6,198
Miscellaneous	12,989

Total expenses	3,231,530
Expense reductions	(20,082)	3,211,448

Net Investment Income		5,084,162

Realized and Unrealized Loss
Realized loss on:
Investments—net		(99,523,948)
Change in unrealized depreciation on:
Investments—net		(101,358,221)

Net loss		(200,882,169)

Net Decrease in Net Assets From Operations		$(195,798,007)

(a)	Net of foreign taxes of $69,847.
(b)	Includes income on securities loaned of $383,211.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$5,084,162	$4,775,998
Net realized gain (loss)	(99,523,948)	61,359,492
Change in unrealized depreciation	(101,358,221)	(65,773,349)

Increase (decrease) in net assets from operations	(195,798,007)	362,141

From Distributions to Shareholders
Net investment income
Class A	(3,935,663)	(2,110,792)
Class B	(777,776)	(268,916)

	(4,713,439)	(2,379,708)

Net realized gain
Class A	(44,593,601)	(26,256,976)
Class B	(12,008,512)	(6,493,530)

	(56,602,113)	(32,750,506)

Total distributions	(61,315,552)	(35,130,214)

Increase in net assets from capital share transactions	6,723,645	4,604,611

Net decrease in net assets	(250,389,914)	(30,163,462)

Net Assets
Beginning of the period	523,118,109	553,281,571

End of the period	$272,728,195	$523,118,109

Undistributed Net Investment Income
End of the period	$4,917,785	$4,674,866

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	2,067,863	$18,511,389	4,411,021	$57,665,708
Reinvestments	4,734,562	48,529,264	2,183,816	28,367,768
Redemptions	(6,491,763)	(60,069,293)	(6,902,715)	(91,386,169)

Net increase (decrease)	310,662	$6,971,360	(307,878)	$(5,352,693)

Class B
Sales	372,777	$3,545,714	1,765,336	$23,167,316
Reinvestments	1,252,330	12,786,288	522,600	6,762,446
Redemptions	(1,815,674)	(16,579,717)	(1,517,326)	(19,972,458)

Net increase (decrease)	(190,567)	$(247,715)	770,610	$9,957,304

Increase derived from capital share transactions		$6,723,645		$4,604,611

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005		2004
Net Asset Value, Beginning of Period	$12.44	$13.30	$12.33	$11.66		$10.81

Income From Investment Operations
Net investment income	0.12 (a)	0.12 (a)	0.11	0.09		0.09
Net realized and unrealized gain (loss) of investments	(4.56)	(0.09)	1.13	0.58		0.91

Total from investment operations	(4.44)	0.03	1.24	0.67		1.00

Less Distributions
Distributions from net investment income	(0.12)	(0.07)	(0.13)	(0.00	)(b)	(0.15)
Distributions from net realized capital gains	(1.41)	(0.82)	(0.14)	0.00		0.00

Total distributions	(1.53)	(0.89)	(0.27)	(0.00)		(0.15)

Net Asset Value, End of Period	$6.47	$12.44	$13.30	$12.33		$11.66

Total Return (%)	(40.2)	(0.1)	10.1	5.8		9.3
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	0.71	0.73	0.73		0.75
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.74	0.71	0.73	0.73		0.74
Ratio of net investment income to average net assets (%)	1.31	0.89	0.76	0.73		0.77
Portfolio turnover rate (%)	49	45	42	29		45
Net assets, end of period (000)	$217,272	$414,065	$446,828	$426,968		$455,938

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.37	$13.23	$12.27	$11.63	$10.78

Income From Investment Operations
Net investment income	0.10 (a)	0.08 (a)	0.06	0.06	0.07
Net realized and unrealized gain (loss) of investments	(4.54)	(0.09)	1.14	0.58	0.90

Total from investment operations	(4.44)	(0.01)	1.20	0.64	0.97

Less Distributions
Distributions from net investment income	(0.09)	(0.03)	(0.10)	0.00	(0.12)
Distributions from net realized capital gains	(1.41)	(0.82)	(0.14)	0.00	0.00

Total distributions	(1.50)	(0.85)	(0.24)	0.00	(0.12)

Net Asset Value, End of Period	$6.43	$12.37	$13.23	$12.27	$11.63

Total Return (%)	(40.4)	(0.3)	9.8	5.5	9.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.99	0.96	0.98	0.98	1.00
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.99	0.96	0.98	0.98	0.99
Ratio of net investment income to average net assets (%)	1.05	0.64	0.51	0.48	0.56
Portfolio turnover rate (%)	49	45	42	29	45
Net assets, end of period (000)	$55,456	$109,053	$106,454	$89,728	$68,440

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions for the period were less than $0.01.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Capital Guardian U.S. Equity Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A and Class B. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-12

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-13

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

MSF-14

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/09	Expiring 12/31/16	Total
$8,209,090	$89,242,137	$97,451,227

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Code.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$4,973,387	$5,251,860	$56,342,165	$29,878,354	$—	$—	$61,315,552	$35,130,214

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$4,920,440	$—	$(86,888,901)	$(97,451,227)	$(179,419,688)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(9,647,863)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

MSF-15

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$199,195,199	$0	$249,709,651

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$2,736,756	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Capital Guardian Trust Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the

MSF-16

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

On November 7, 2008, the Board approved the acquisition of the Portfolio by the Met Investors Series Trust Pioneer Fund Portfolio (“MIST Pioneer Fund Portfolio”), subject to the approval of shareholders of the Portfolio. On or about April 30, 2009, the shareholders of the Portfolio will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the Portfolio by the MIST Pioneer Fund Portfolio in exchange for shares of the MIST Pioneer Fund Portfolio and the assumption by the MIST Pioneer Fund Portfolio of the liabilities of the Portfolio. If approved by shareholders, the reorganization will close on or about May 1, 2009.

8.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Capital Guardian U.S. Equity Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Guardian U.S. Equity Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2009

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-21

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-22

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. Davis Venture Value Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Portfolio, Inc.

Davis Venture Value Portfolio

Managed by Davis Selected Advisers, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the Davis Venture Value Portfolio returned -39.3%, compared to its benchmark, the Standard & Poor’s 500 Index 1, which returned -37.0%. The average return of its peer group, the Lipper Variable Insurance Products2 Large-Cap Value Funds Universe, was -37.1% over the same period.

PORTFOLIO REVIEW

The sectors within the S&P 500 Index that turned in the weakest performance over the year were financials, materials, and information technology. The sectors that turned in the strongest (but still negative) performance over the year were consumer staples and health care.

The Portfolio’s financial companies out-performed the corresponding sector within the Index (down 49% versus down 55% for the Index), but were still the largest detractors from performance. A higher relative average weighting in this sector (31% versus 16% for the Index) detracted from both absolute and relative performance. American International Group, American Express, Merrill Lynch, Berkshire Hathaway, Loews, Bank of New York Mellon, and JPMorgan Chase were among the top detractors from performance. Wells Fargo was among the top contributors to the Portfolio’s performance.

The second largest detractor from performance was energy companies. The Portfolio’s energy companies under-performed the corresponding sector within the Index (down 37% versus down 35% for the Index). A higher relative average weighting in this sector (16% versus 14% for the Index) detracted from performance. ConocoPhillips was among the top detractors from performance.

The Portfolio’s relative performance was helped by having a higher relative average weighting in consumer staple companies (14% versus 11% for the Index). Unfortunately, the Portfolio’s consumer staple companies under-performed the corresponding sector within the Index (down 24% versus down 16% for the Index). Wal-Mart Stores was among the most important contributors to performance while Costco was among the most important detractors. The Portfolio no longer owns Wal-Mart Stores.

The Portfolio’s relative performance was harmed by having a lower relative average weighting in health care companies (4% versus 13% for the Index). The Portfolio’s healthcare companies under-performed the corresponding sector within the Index (down 32% versus down 23% for the Index). Schering Plough, was among the most important contributors to performance.

H&R Block, a consumer discretionary company, was the single most important contributor to performance over the year.

The Portfolio held 10% of assets in foreign companies (including American Depositary Receipts) at December 31, 2008. As a whole these companies under-performed the domestic companies held by the Portfolio.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

Average Annual Returns as of December 31, 2008

	Davis Venture Value Portfolio			S&P 500 Index
	Class A	Class B	Class E
1 Year	-39.3%	-39.5%	-39.5%	-37.0%
5 Year	-2.1	-2.3	-2.2	-2.2
10 Year	1.2	—	—	-1.4
Since Inception	—	2.1	-1.3	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02, 2/20/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Costco Wholesale Corp.	4.2%
Wells Fargo & Co.	4.1%
ConocoPhillips	4.1%
JPMorgan Chase & Co.	4.0%
Berkshire Hathaway, Inc.	3.8%
Devon Energy Corp.	3.4%
Philip Morris International, Inc.	3.3%
Occidental Petroleum Corp.	2.9%
EOG Resources, Inc.	2.7%
The Bank of New York Mellon Corp.	2.7%

Top Sectors

% of Equity Market Value
Financials	29.3%
Energy	17.0%
Consumer Staples	15.5%
Consumer Discretionary	11.5%
Information Technology	8.8%
Industrials	6.1%
Materials	5.7%
Health Care	5.5%
Utilities	0.4%
Telecommunication Services	0.2%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Davis Venture Value—Class A	Actual	0.74%	$1,000.00	$686.57	$3.14
	Hypothetical	0.74%	$1,000.00	$1,021.37	$3.76

Davis Venture Value—Class B	Actual	0.99%	$1,000.00	$685.51	$4.19
	Hypothetical	0.99%	$1,000.00	$1,020.10	$5.03

Davis Venture Value—Class E	Actual	0.89%	$1,000.00	$685.81	$3.77
	Hypothetical	0.89%	$1,000.00	$1,020.61	$4.52

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—91.6% of Total Net Assets

Security Description	Shares	Value*

Air Freight & Logistics—0.5%
United Parcel Service, Inc. (Class B) (a)	278,800	$15,378,608

Automobiles—0.6%
Harley-Davidson, Inc. (a)	973,270	16,516,392

Beverages—2.2%
Diageo, Plc. (ADR)	764,000	43,349,360
Heineken Holding NV (EUR)	775,143	22,191,366

		65,540,726

Capital Markets—4.0%
Ameriprise Financial, Inc.	562,196	13,132,898
E*TRADE Financial Corp. (b)	958,200	1,101,930
Merrill Lynch & Co., Inc. (a)	443,155	5,158,324
Morgan Stanley	134,596	2,158,920
State Street Corp.	174,600	6,867,018
The Bank of New York Mellon Corp.	2,770,164	78,478,746
The Goldman Sachs Group, Inc.	111,330	9,395,139

		116,292,975

Chemicals—0.5%
Monsanto Co.	207,321	14,585,032

Commercial & Professional Services—1.7%
Iron Mountain, Inc. (a) (b)	2,021,550	49,992,932

Commercial Banks—4.3%
Wachovia Corp.	866,619	4,801,069
Wells Fargo & Co.	4,121,163	121,491,885

		126,292,954

Communications Equipment—0.6%
Cisco Systems, Inc. (b)	1,016,700	16,572,210

Computers & Peripherals—1.6%
Dell, Inc. (b)	928,316	9,505,956
Hewlett-Packard Co.	1,066,800	38,714,172

		48,220,128

Construction Materials—2.3%
Martin Marietta Materials, Inc. (a)	384,700	37,346,676
Vulcan Materials Co. (a)	440,300	30,636,074

		67,982,750

Consumer Finance—2.6%
American Express Co.	3,995,000	74,107,250
Discover Financial Services	306,535	2,921,279

		77,028,529

Containers & Packaging—1.4%
Sealed Air Corp.	2,783,300	41,582,502

Diversified Consumer Services—1.7%
H&R Block, Inc.	2,202,830	50,048,298

Security Description	Shares	Value*

Diversified Financial Services—4.9%
Citigroup, Inc.	1,035,873	$6,950,708
JPMorgan Chase & Co.	3,768,687	118,826,701
Moody’s Corp.	937,100	18,826,339

		144,603,748

Electrical Equipment—0.1%
ABB, Ltd. (ADR)	277,280	4,161,973

Electronic Equipment, Instruments & Components—1.0%
Agilent Technologies, Inc. (b)	1,296,570	20,265,389
Tyco Electronics, Ltd.	640,462	10,381,889

		30,647,278

Energy Equipment & Services—0.5%
Transocean, Ltd. (b)	316,864	14,971,824

Food & Staples Retailing—6.0%
Costco Wholesale Corp.	2,357,400	123,763,500
CVS Caremark Corp.	1,760,691	50,602,259
Whole Foods Market, Inc. (b)	322,600	3,045,344

		177,411,103

Food Products—0.3%
The Hershey Co. (a)	245,352	8,523,528

Health Care Providers & Services—3.2%
Cardinal Health, Inc.	534,800	18,434,556
Express Scripts, Inc. (b)	596,400	32,790,072
UnitedHealth Group, Inc.	1,631,430	43,396,038

		94,620,666

Household Durables—0.3%
Garmin, Ltd. (a)	181,500	3,479,355
Hunter Douglas NV (EUR) (a)	112,851	3,712,261

		7,191,616

Household Products—1.9%
Procter & Gamble Co.	914,300	56,522,026

Independent Power Producers & Energy Traders—0.4%
The AES Corp. (b)	1,374,000	11,321,760

Industrial Conglomerates—0.9%
Siemens AG (EUR)	174,237	13,050,432
Tyco International, Ltd.	658,462	14,222,779

		27,273,211

Insurance—10.4%
American International Group, Inc. (b)	3,141,674	4,932,428
Berkshire Hathaway, Inc. (Class A) (b)	1,123	108,481,800
Berkshire Hathaway, Inc. (Class B) (b)	1,326	4,261,764
Everest Re Group, Ltd.	61,800	4,705,452
Loews Corp.	2,331,044	65,851,993
Markel Corp. (b)	8,600	2,571,400
MBIA, Inc. (a) (b)	235,530	958,607

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—(Continued)
NIPPONKOA Insurance Co., Ltd. (JPY) (a)	2,408,300	$18,721,883
Principal Financial Group, Inc.	258,500	5,834,345
Sun Life Financial, Inc.	153,200	3,545,048
The Progressive Corp.	4,151,851	61,488,913
Transatlantic Holdings, Inc.	592,856	23,749,812

		305,103,445

Internet & Catalog Retail—0.6%
Amazon.com, Inc. (a) (b)	287,700	14,753,256
Liberty Media Interactive (Series A) (b)	618,150	1,928,628

		16,681,884

Internet Software & Services—1.2%
eBay, Inc. (b)	395,600	5,522,576
Google, Inc. (Class A) (b)	100,598	30,948,975

		36,471,551

IT Services—0.2%
Visa, Inc.	110,340	5,787,333

Machinery—0.1%
PACCAR, Inc. (a)	134,990	3,860,714

Marine—0.6%
China Shipping Development Co., Ltd. (HKD) (a)	6,842,000	6,886,529
Kuehne & Nagel International AG (CHF) (a)	177,555	11,511,979

		18,398,508

Media—5.0%
Comcast Corp. (Class A)	4,123,422	66,593,265
Grupo Televisa S.A. (ADR)	2,118,060	31,643,816
Lagardere S.C.A. (EUR) (a)	136,796	5,552,492
Liberty Media Entertainment (Series A) (a) (b)	497,560	8,697,349
News Corp. (Class A)	3,468,000	31,524,120
WPP, Plc. (ADR)	65,700	1,944,063

		145,955,105

Metals & Mining—0.4%
BHP Billiton, Plc. (GBP)	438,822	8,266,037
Rio Tinto, Plc. (GBP)	195,300	4,231,531

		12,497,568

Multiline Retail—0.2%
Sears Holdings Corp. (a) (b)	151,622	5,893,547

Oil, Gas & Consumable Fuels—15.1%
Canadian Natural Resources, Ltd.	1,154,000	46,136,920
China Coal Energy Co. (H Shares) (HKD) (a)	14,471,900	11,694,838
ConocoPhillips	2,302,228	119,255,411
Devon Energy Corp.	1,502,616	98,736,897
EOG Resources, Inc.	1,199,100	79,836,078

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Occidental Petroleum Corp.	1,411,400	$84,669,886
OGX Petroleo e Gas Participacoes S.A. (BRL) (b)	14,700	3,353,385

		443,683,415

Paper & Forest Products—0.5%
Sino-Forest Corp. (CAD) (b)	1,942,200	15,528,160

Personal Products—0.3%
Avon Products, Inc.	358,827	8,622,613

Pharmaceuticals—1.9%
Johnson & Johnson	298,200	17,841,306
Schering-Plough Corp.	2,161,100	36,803,533

		54,644,839

Professional Services—0.9%
Dun & Bradstreet Corp.	333,800	25,769,360

Real Estate Management & Development—0.7%
Brookfield Asset Management, Inc.	558,621	8,530,143
Hang Lung Group, Ltd. (HKD)	3,888,000	11,867,237

		20,397,380

Semiconductors & Semiconductor Equipment—1.6%
Texas Instruments, Inc.	2,980,420	46,256,118

Software—1.8%
Microsoft Corp.	2,740,200	53,269,488

Specialty Retail—2.3%
Bed Bath & Beyond, Inc. (a) (b)	1,240,600	31,536,052
Carmax, Inc. (a) (b)	1,750,520	13,794,098
Lowe’s Cos., Inc.	661,800	14,241,936
Staples, Inc.	390,900	7,004,928

		66,577,014

Tobacco—3.4%
Altria Group, Inc.	120,723	1,818,088
Philip Morris International, Inc.	2,255,800	98,149,858

		99,967,946

Transportation Infrastructure—0.7%
China Merchants Holdings International Co., Ltd. (HKD) (a)	8,448,635	16,648,553
Cosco Pacific, Ltd. (HKD) (a)	4,661,900	4,799,603

		21,448,156

Wireless Telecommunication Services—0.2%
Sprint Nextel Corp. (b)	2,307,200	4,222,176

Total Common Stock (Identified Cost $3,355,836,309)		2,694,319,089

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—Convertible—0.1%

Security Description	Face Amount	Value*

Paper & Forest Products—0.1%
Sino-Forest Corp. (144A) 5.000%, 08/01/13	$5,844,000	$4,149,240

Total Fixed Income—Convertible (Identified Cost $5,844,000)		4,149,240

Short Term Investments—12.7%
Security Description	Face Amount/ Shares	Value*

Commercial Paper—8.0%
Intesa Funding, LLC 0.350%, 01/07/09	$76,913,000	76,908,514
NATC California, LLC 0.230%, 01/02/09	26,195,000	26,194,833
0.500%, 01/05/09	50,000,000	49,997,222
0.540%, 01/05/09	11,000,000	10,999,340
San Paolo US Financial 0.470%, 01/02/09	21,507,000	21,506,719
Toyota Motor Credit Corp. 0.150%, 01/06/09	50,000,000	49,998,958

		235,605,586

Mutual Funds—4.7%
State Street Navigator Securities Lending Prime Portfolio (c)	138,483,924	138,483,924

Total Short Term Investments (Identified Cost $374,089,510)		374,089,510

Total Investments—104.4% (Identified Cost $3,735,769,819) (d)		3,072,557,839
Liabilities in excess of other assets		(129,478,382)

Total Net Assets—100%		$2,943,079,457

(a)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $136,109,442 and the collateral received consisted of cash in the amount of $138,483,924. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $3,712,155,498 and the composition of unrealized appreciation and depreciation of investment securities was $362,481,447 and $(1,002,079,106), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2008, the market value of 144A securities was $4,149,240, which is 0.1% of total net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$2,674,786,727	$0
Level 2 - Other Significant Observable Inputs	397,771,112	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$3,072,557,839	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$3,072,557,839
Cash		50,227
Foreign cash at value (c)		2,643,191
Receivable for:
Securities sold		3,958,210
Fund shares sold		3,588,297
Accrued interest and dividends		2,717,643
Foreign taxes		89,386

Total Assets		3,085,604,793
Liabilities
Payable for:
Fund shares redeemed	$2,070,420
Withholding taxes	20,548
Collateral for securities loaned	138,483,924
Accrued expenses:
Management fees	1,729,358
Service and distribution fees	148,838
Deferred directors’ fees	18,776
Other expenses	53,472

Total Liabilities		142,525,336

Net Assets		$2,943,079,457

Net assets consists of:
Capital paid in		$3,642,457,095
Undistributed net investment income		49,438,969
Accumulated net realized losses		(85,594,311)
Unrealized depreciation on investments and foreign currency		(663,222,296)

Net Assets		$2,943,079,457

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,949,357,390 divided by 89,732,025 shares outstanding)		$21.72

Class B
Net asset value and redemption price per share ($331,673,922 divided by 15,371,546 shares outstanding)		$21.58

Class E
Net asset value and redemption price per share ($662,048,145 divided by 30,636,256 shares outstanding)		$21.61

(a) Identified cost of investments		$3,735,769,819

(b) Includes cash collateral for securities loaned of		$138,483,924

(c) Identified cost of foreign cash		$2,665,911

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$71,243,659 (a)
Interest		10,494,861 (b)

		81,738,520
Expenses
Management fees	$28,175,363
Service and distribution fees—Class B	1,077,642
Service and distribution fees—Class E	1,422,466
Directors’ fees and expenses	19,726
Custodian	406,587
Audit and tax services	36,941
Legal	70,012
Printing	733,863
Insurance	53,795
Miscellaneous	52,198

Total expenses	32,048,593
Expense reductions	(11,084)	32,037,509

Net Investment Income		49,701,011

Realized and Unrealized Loss
Realized gain (loss) on:
Investments—net	(85,331,174)
Futures contracts—net	1,035,663
Foreign currency transactions—net	(45,621)	(84,341,132)

Change in unrealized depreciation on:
Investments—net	(1,854,883,523)
Foreign currency transactions—net	(14,940)	(1,854,898,463)

Net loss		(1,939,239,595)

Net Decrease in Net Assets From Operations		$(1,889,538,584)

(a)	Net of foreign taxes of $733,319.
(b)	Includes income on securities loaned of $7,248,910.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$49,701,011	$53,942,307
Net realized gain (loss)	(84,341,132)	134,312,074
Change in unrealized depreciation	(1,854,898,463)	(3,435,879)

Increase (decrease) in net assets from operations	(1,889,538,584)	184,818,502

From Distributions to Shareholders
Net investment income
Class A	(36,794,851)	(21,061,873)
Class B	(4,483,109)	(2,489,165)
Class E	(11,473,648)	(8,444,356)

	(52,751,608)	(31,995,394)

Net realized gain
Class A	(15,316,517)	0
Class B	(2,378,235)	0
Class E	(5,484,656)	0

	(23,179,408)	0

Total distributions	(75,931,016)	(31,995,394)

Increase in net assets from capital share transactions	34,283,279	624,349,038

Net increase (decrease) in net assets	(1,931,186,321)	777,172,146

Net Assets
Beginning of the period	4,874,265,778	4,097,093,632

End of the period	$2,943,079,457	$4,874,265,778

Undistributed Net Investment Income
End of the period	$49,438,969	$52,593,236

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	18,631,514	$552,806,197	29,142,259	$1,061,299,488
Reinvestments	1,506,109	52,111,368	577,512	21,061,873
Redemptions	(17,761,795)	(549,673,012)	(11,011,385)	(400,478,491)

Net increase	2,375,828	$55,244,553	18,708,386	$681,882,870

Class B
Sales	3,114,572	$93,633,234	3,829,951	$138,472,695
Reinvestments	199,284	6,861,344	68,610	2,489,165
Redemptions	(1,515,098)	(44,723,797)	(1,466,918)	(53,162,469)

Net increase	1,798,758	$55,770,781	2,431,643	$87,799,391

Class E
Sales	3,092,292	$87,889,735	4,143,510	$149,983,783
Reinvestments	492,116	16,958,304	232,563	8,444,356
Redemptions	(6,038,218)	(181,580,094)	(8,417,359)	(303,761,362)

Net decrease	(2,453,810)	$(76,732,055)	(4,041,286)	$(145,333,223)

Increase derived from capital share transactions		$34,283,279		$624,349,038

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.44	$35.12	$30.91	$28.23	$25.27

Income From Investment Operations
Net investment income	0.39 (a)	0.46 (a)	0.32 (a)	0.25	0.15
Net realized and unrealized gain (loss) of investments	(14.52)	1.15	4.16	2.63	2.96

Total from investment operations	(14.13)	1.61	4.48	2.88	3.11

Less Distributions
Distributions from net investment income	(0.42)	(0.29)	(0.27)	(0.20)	(0.15)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.59)	(0.29)	(0.27)	(0.20)	(0.15)

Net Asset Value, End of Period	$21.72	$36.44	$35.12	$30.91	$28.23

Total Return (%)	(39.3)	4.6	14.6	10.3	12.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	0.73	0.76	0.76	0.78
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.73	0.73	0.76	0.76	0.77
Ratio of net investment income to average net assets (%)	1.30	1.25	0.99	1.05	0.97
Portfolio turnover rate (%)	23	11	20	27	5
Net assets, end of period (000)	$1,949,357	$3,183,429	$2,410,877	$1,759,491	$1,413,953

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.20	$34.89	$30.71	$28.07	$25.18

Income From Investment Operations
Net investment income	0.32 (a)	0.36 (a)	0.24 (a)	0.17	0.14
Net realized and unrealized gain (loss) of investments	(14.44)	1.16	4.14	2.62	2.86

Total from investment operations	(14.12)	1.52	4.38	2.79	3.00

Less Distributions
Distributions from net investment income	(0.33)	(0.21)	(0.20)	(0.15)	(0.11)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.50)	(0.21)	(0.20)	(0.15)	(0.11)

Net Asset Value, End of Period	$21.58	$36.20	$34.89	$30.71	$28.07

Total Return (%)	(39.5)	4.3	14.3	10.0	12.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	0.98	1.01	1.02	1.03
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.98	0.98	1.01	1.01	1.02
Ratio of net investment income to average net assets (%)	1.06	1.00	0.74	0.77	0.92
Portfolio turnover rate (%)	23	11	20	27	5
Net assets, end of period (000)	$331,674	$491,271	$388,739	$202,221	$56,301

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.25	$34.94	$30.76	$28.09	$25.18

Income From Investment Operations
Net investment income	0.34 (a)	0.40 (a)	0.27 (a)	0.27	0.23
Net realized and unrealized gain (loss) of investments	(14.45)	1.15	4.14	2.56	2.82

Total from investment operations	(14.11)	1.55	4.41	2.83	3.05

Less Distributions
Distributions from net investment income	(0.36)	(0.24)	(0.23)	(0.16)	(0.14)
Distributions from net realized capital gains	(0.17)	0.00	0.00	0.00	0.00

Total distributions	(0.53)	(0.24)	(0.23)	(0.16)	(0.14)

Net Asset Value, End of Period	$21.61	$36.25	$34.94	$30.76	$28.09

Total Return (%)	(39.5)	4.4	14.4	10.1	12.1
Ratio of operating expenses to average net assets before expense reductions (%)	0.88	0.88	0.91	0.91	0.93
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.88	0.88	0.91	0.91	0.92
Ratio of net investment income to average net assets (%)	1.14	1.11	0.84	0.88	0.85
Portfolio turnover rate (%)	23	11	20	27	5
Net assets, end of period (000)	$662,048	$1,199,566	$1,297,477	$1,179,405	$1,189,119

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Davis Venture Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-12

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-13

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

MSF-14

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had $85,412,099 in capital loss carryforwards expiring on December 31, 2016.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$52,798,573	$31,995,394	$23,132,443	$—	$—	$—	$75,931,016	$31,995,394

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$49,459,954	$—	$(639,607,975)	$(85,412,099)	$(675,560,120)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(23,796,533)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$907,573,559	$0	$936,003,780

MSF-15

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$28,175,363	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Davis Selected Advisers, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may

MSF-16

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Davis Venture Value Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Davis Venture Value Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2009

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-21

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-22

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. FI Large Cap Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the FI Large Cap Portfolio returned -44.8%, compared to its benchmark, the Russell 1000 Growth Index1, which returned -38.4%. The average return of its peer group, the Lipper Variable Insurance Products2 Large-Cap Growth Funds Universe, was -41.7% over the same period.

PORTFOLIO REVIEW

For the 12-month period, the Portfolio underperformed the Russell 1000 Growth Index. The Industrials and Energy sectors were among the largest detractors from performance, while Health Care and Financials were the largest contributors to relative performance.

Within Industrials, the overweights in Manitowoc and Bucyrus International were among the top detractors. Manitowoc is a diversified machine manufacturer that focuses on three principal business segments: cranes, foodservice equipment, and marine equipment. The company’s shares fell during the year as investors feared the economic slowdown would slow global infrastructure building and hurt demand for the company’s construction cranes. Furthermore, the company’s acquisition of British foodservice equipment company Enodis, which was intended to further diversify the company, was not well received by investors who own Manitowoc for exposure to the company’s crane manufacturing business. Bucyrus designs and manufactures mining equipment. Bucyrus shares declined on fears that falling commodity prices and the global credit crisis would result in decreased demand for mining equipment. Within Energy, natural gas production company Chesapeake Energy and oil and gas equipment manufacturer National Oilwell Varco detracted from performance. Chesapeake Energy shares fell as investors worried about declining natural gas prices and contracting demand. National Oilwell Varco shares fell on concerns the global credit crisis will lead to decreased capital spending from oil and gas companies. Among individual holdings, fertilizer manufacturer CF Industries and internet search engine Google detracted. CF Industries shares declined as falling commodity prices and concern over decreasing agricultural demand weighed on fertilizer companies. Google shares fell during the period on concerns that the global recession will lead to reductions in advertising spending, slowing Google’s revenue growth.

Within Health Care, the overweights in biotechnology companies Amgen and Biogen Idec (no longer held at year-end were among the largest contributors to performance. During the period, Amgen raised its full year 2008 profit guidance and received positive late stage clinical trial results for its osteoporosis drug, Denosumab. Biogen’s shares were attractive from a valuation perspective as the company reported strong sales of its multiple sclerosis drugs, Tysabri and Avonex. Within Financials, not owning credit card and travel services provider American Express (no longer held at year-end and home mortgage company Freddie Mac contributed to relative performance. American Express shares fell sharply during the second half of the year as turmoil in the capital markets and the global credit crisis weighed on shares. Freddie Mac shares plummeted 98% during the period as fallout from the subprime mortgage crisis forced the government sponsored enterprise to be placed under conservatorship by the federal government. Among individual holdings, the overweights in Wal-Mart and Lowe’s were among the largest contributors to relative performance. Wal-Mart shares rose during the period as it benefited from increased store traffic due to the weak consumer favoring the low-cost retailer. Lowe’s operates a chain of home improvement retail stores that cater to the do-it-yourself consumer. After initiating a position in Lowe’s, the retailer reported solid Q2 and Q3 earnings in a difficult environment, driving shares higher.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

Average Annual Returns as of December 31, 2008

	FI Large Cap Portfolio			Russell 1000 Growth Index
	Class A	Class B	Class E
1 Year	-44.8%	-44.9%	-44.9%	-38.4%
5 Year	-6.8	—	—	-3.4
10 Year	-4.7	—	—	-4.3
Since Inception	—	-18.2	-18.1	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 8/30/96, 5/2/06, 5/2/06, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Google, Inc. (Class A)	4.8%
Wal-Mart Stores, Inc.	3.9%
Apple, Inc.	3.9%
McDonald’s Corp.	3.9%
Microsoft Corp.	3.3%
Oracle Corp.	3.1%
Bristol-Myers Squibb Co.	3.1%
Monsanto Co.	2.7%
Hewlett-Packard Co.	2.6%
QUALCOMM, Inc.	2.6%

Top Sectors

% of Total Market Value
Information Technology	26.5%
Health Care	15.6%
Industrials	13.6%
Consumer Staples	13.3%
Consumer Discretionary	10.3%
Energy	7.4%
Financials	6.1%
Materials	5.4%
Telecommunication Services	0.6%
Utilities	0.5%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
FI Large Cap—Class A	Actual	0.89%	$1,000.00	$645.14	$3.68
	Hypothetical	0.89%	$1,000.00	$1,020.61	$4.52

FI Large Cap—Class B	Actual	1.14%	$1,000.00	$643.89	$4.71
	Hypothetical	1.14%	$1,000.00	$1,019.34	$5.79

FI Large Cap—Class E	Actual	1.04%	$1,000.00	$644.80	$4.30
	Hypothetical	1.04%	$1,000.00	$1,019.85	$5.28

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—99.4% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—5.6%
BE Aerospace, Inc. (a)	141,210	$1,085,905
Boeing Co.	44,560	1,901,375
Honeywell International, Inc.	83,830	2,752,139
Lockheed Martin Corp.	52,310	4,398,225
United Technologies Corp.	54,990	2,947,464

		13,085,108

Auto Components—1.2%
BorgWarner, Inc. (b)	73,130	1,592,040
The Goodyear Tire & Rubber Co. (a)	200,330	1,195,970

		2,788,010

Beverages—3.1%
Hansen Natural Corp. (a)	60,340	2,023,200
PepsiCo, Inc.	97,230	5,325,287

		7,348,487

Biotechnology—4.2%
Amgen, Inc. (a)	83,260	4,808,265
Gilead Sciences, Inc. (a)	97,540	4,988,196

		9,796,461

Capital Markets—1.6%
BlackRock, Inc.	8,070	1,082,591
The Bank of New York Mellon Corp.	37,730	1,068,891
The Goldman Sachs Group, Inc.	18,790	1,585,688

		3,737,170

Chemicals—4.1%
CF Industries Holdings, Inc.	30,100	1,479,716
Monsanto Co.	88,858	6,251,160
The Mosaic Co.	53,900	1,864,940

		9,595,816

Commercial Banks—0.9%
PNC Financial Services Group, Inc.	21,940	1,075,060
SunTrust Banks, Inc.	31,600	933,464

		2,008,524

Communications Equipment—4.3%
Cisco Systems, Inc. (a)	247,121	4,028,072
QUALCOMM, Inc.	168,840	6,049,537

		10,077,609

Computers & Peripherals—7.0%
Apple, Inc. (a)	107,100	9,140,985
Hewlett-Packard Co.	167,560	6,080,753
International Business Machines Corp.	13,790	1,160,566

		16,382,304

Security Description	Shares	Value*

Diversified Consumer Services—1.7%
H&R Block, Inc.	87,130	$1,979,593
ITT Educational Services, Inc. (a) (b)	20,720	1,967,986

		3,947,579

Diversified Financial Services—2.4%
CME Group, Inc.	21,500	4,474,365
Interactive Brokers Group, Inc. (a)	59,090	1,057,120

		5,531,485

Electrical Equipment—2.4%
Emerson Electric Co.	116,560	4,267,262
Energy Conversion Devices, Inc. (a) (b)	56,740	1,430,415

		5,697,677

Energy Equipment & Services—0.5%
National Oilwell Varco, Inc. (a)	44,820	1,095,401

Food & Staples Retailing—3.9%
Wal-Mart Stores, Inc.	163,840	9,184,870

Food Products—3.0%
Kellogg Co.	73,930	3,241,830
Kraft Foods, Inc. (Class A)	83,450	2,240,633
Tyson Foods, Inc. (Class A) (b)	173,750	1,522,050

		7,004,513

Health Care Equipment & Supplies—1.8%
Baxter International, Inc.	57,090	3,059,453
Hospira, Inc. (a) (b)	39,780	1,066,900

		4,126,353

Health Care Providers & Services—3.3%
Express Scripts, Inc. (a)	28,490	1,566,380
Medco Health Solutions, Inc. (a)	28,370	1,188,987
WellPoint, Inc. (a)	120,160	5,062,341

		7,817,708

Hotels, Restaurants & Leisure—4.5%
Burger King Holdings, Inc. (b)	57,657	1,376,849
McDonald’s Corp.	146,740	9,125,761

		10,502,610

Household Products—0.5%
Procter & Gamble Co.	19,400	1,199,308

Insurance—1.2%
Assurant, Inc.	58,840	1,765,200
The Chubb Corp.	22,170	1,130,670

		2,895,870

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Internet Software & Services—4.8%
Google, Inc. (Class A) (a)	36,360	$11,186,154

IT Services—0.5%
Cognizant Technology Solutions Corp. (Class A) (a) (b)	69,350	1,252,461

Machinery—3.6%
AGCO Corp. (a)	33,170	782,480
Bucyrus International, Inc. (b)	59,690	1,105,459
Cummins, Inc. (b)	60,570	1,619,036
Ingersoll-Rand Co., Ltd. (Class A)	124,300	2,156,605
Joy Global, Inc. (b)	48,400	1,107,876
The Manitowoc Co., Inc.	193,620	1,676,749

		8,448,205

Metals & Mining—1.3%
Nucor Corp. (b)	63,510	2,934,162

Multi-Utilities—0.5%
MDU Resources Group, Inc.	57,170	1,233,729

Oil, Gas & Consumable Fuels—6.9%
Apache Corp.	65,550	4,885,442
Chesapeake Energy Corp. (b)	155,830	2,519,771
ConocoPhillips	48,585	2,516,703
Pioneer Natural Resources Co. (b)	119,100	1,927,038
Southwestern Energy Co. (a) (b)	42,220	1,223,113
St. Mary Land & Exploration Co. (b)	150,110	3,048,734

		16,120,801

Pharmaceuticals—6.3%
Allergan, Inc.	37,890	1,527,725
Bristol-Myers Squibb Co.	306,920	7,135,890
Johnson & Johnson	57,130	3,418,088
Mylan, Inc. (a) (b)	118,390	1,170,877
Schering-Plough Corp.	87,530	1,490,636

		14,743,216

Road & Rail—2.0%
Union Pacific Corp. (b)	96,910	4,632,298

Semiconductors & Semiconductor Equipment—0.5%
Xilinx, Inc. (b)	69,580	1,239,916

Software—9.4%
BMC Software, Inc. (a)	59,800	1,609,218
Macrovision Solutions Corp. (a) (b)	96,540	1,221,231
McAfee, Inc. (a) (b)	56,800	1,963,576
Microsoft Corp.	396,710	7,712,042
Nuance Communications, Inc. (a) (b)	100,420	1,040,351
Oracle Corp. (a) (b)	407,960	7,233,131
Symantec Corp. (a)	80,050	1,082,276

		21,861,825

Security Description	Shares	Value*

Specialty Retail—3.0%
Abercrombie & Fitch Co. (Class A) (b)	41,920	$967,094
Best Buy Co., Inc. (b)	43,320	1,217,725
Lowe’s Cos., Inc.	221,680	4,770,554

		6,955,373

Tobacco—2.8%
Lorillard, Inc.	66,910	3,770,378
Philip Morris International, Inc.	61,200	2,662,812

		6,433,190

Wireless Telecommunication Services—0.6%
NII Holdings, Inc. (a)	76,550	1,391,679

Total Common Stock (Identified Cost $305,553,102)		232,255,872

Short Term Investments—12.1%
Security Description	Shares/Face Amount	Value*

Mutual Funds—12.0%
State Street Navigator Securities Lending Prime Portfolio (c)	27,940,611	27,940,611

Repurchase Agreement—0.1%
State Street Repurchase Agreement dated 12/31/08 at 0.010% to be repurchased at $289,000 on 01/02/09, collateralized by $295,000 U.S. Treasury Bill due 02/19/09 with a value of $295,000.	$289,000	289,000

Total Short Term Investments (Identified Cost $28,229,611)		28,229,611

Total Investments—111.5% (Identified Cost $333,782,713) (d)		260,485,483
Liabilities in excess of other assets		(26,911,715)

Total Net Assets—100%		$233,573,768

(a)	Non-Income Producing.
(b)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $ 27,828,516 and the collateral received consisted of cash in the amount of $ 27,940,611. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $341,173,545 and the composition of unrealized appreciation and depreciation of investment securities was $6,062,429 and $(86,750,491), respectively.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$260,196,483	$0
Level 2 - Other Significant Observable Inputs	289,000	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$260,485,483	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-7

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$260,485,483
Cash		706
Foreign cash at value (c)		115,824
Receivable for:
Securities sold		985,705
Fund shares sold		112,554
Accrued interest and dividends		371,388
Foreign taxes		7,805

Total Assets		262,079,465
Liabilities
Payable for:
Fund shares redeemed	$374,668
Collateral for securities loaned	27,940,611
Accrued expenses:
Management fees	153,282
Service and distribution fees	1,232
Other expenses	35,904

Total Liabilities		28,505,697

Net Assets		$233,573,768

Net assets consists of:
Capital paid in		$453,414,332
Undistributed net investment income		1,219,901
Accumulated net realized losses		(147,758,747)
Unrealized depreciation on investments and foreign currency		(73,301,718)

Net Assets		$233,573,768

Computation of offering price:
Class A
Net asset value and redemption price per share ($226,809,722 divided by 28,037,746 shares outstanding)		$8.09

Class B
Net asset value and redemption price per share ($5,604,964 divided by 699,646 shares outstanding)		$8.01

Class E
Net asset value and redemption price per share ($1,159,082 divided by 143,844 shares outstanding)		$8.06

(a) Identified cost of investments		$333,782,713

(b) Includes cash collateral for securities loaned of		$27,940,611

(c) Identified cost of foreign cash		$122,288

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$4,197,330
Interest		275,632 (a)

		4,472,962
Expenses
Management fees	$2,838,880
Service and distribution fees—Class B	14,841
Service and distribution fees—Class E	2,246
Directors’ fees and expenses	31,907
Custodian	60,241
Audit and tax services	39,191
Legal	81,050
Printing	158,610
Insurance	5,711
Miscellaneous	20,060

Total expenses		3,252,737

Net Investment Income		1,220,225

Realized and Unrealized Loss
Realized loss on:
Investments—net		(125,543,594)
Change in unrealized depreciation on:
Investments—net	(80,356,917)
Foreign currency transactions—net	(1,305)	(80,358,222)

Net loss		(205,901,816)

Net Decrease in Net Assets From Operations		$(204,681,591)

(a)	Includes income on securities loaned of $241,239.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income (loss)	$1,220,225	$(141,516)
Net realized gain (loss)	(125,543,594)	14,209,804
Change in unrealized appreciation (depreciation)	(80,358,222)	8,662,309

Increase (decrease) in net assets from operations	(204,681,591)	22,730,597

From Distributions to Shareholders
Net investment income
Class A	0	(809,614)
Class E	0	(684)

	0	(810,298)

Net realized gain
Class A	0	(23,034,977)
Class B	0	(156,563)
Class E	0	(48,662)

	0	(23,240,202)

Tax return of capital
Class A	0	(14,880,350)
Class B	0	(98,757)
Class E	0	(30,991)

	0	(15,010,098)

Total distributions	0	(39,060,598)

Decrease in net assets from capital share transactions	(59,965,167)	(77,075,870)

Net decrease in net assets	(264,646,758)	(93,405,871)

Net Assets
Beginning of the period	498,220,526	591,626,397

End of the period	$233,573,768	$498,220,526

Undistributed Net Investment Income
End of the period	$1,219,901	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	1,920,599	$21,356,194	982,880	$14,622,824
Reinvestments	0	0	2,627,066	38,722,956
Redemptions	(7,357,645)	(84,788,459)	(9,041,192)	(134,743,307)

Net decrease	(5,437,046)	$(63,432,265)	(5,431,246)	$(81,397,527)

Class B
Sales	414,592	$4,531,250	369,937	$5,486,910
Reinvestments	0	0	17,530	256,994
Redemptions	(126,460)	(1,428,057)	(143,296)	(2,124,761)

Net increase	288,132	$3,103,193	244,171	$3,619,143

Class E
Sales	187,109	$2,110,334	162,105	$2,414,931
Reinvestments	0	0	5,479	80,648
Redemptions	(153,814)	(1,746,429)	(121,278)	(1,793,065)

Net increase	33,295	$363,905	46,306	$702,514

Decrease derived from capital share transactions		$(59,965,167)		$(77,075,870)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004(a)
Net Asset Value, Beginning of Period	$14.66	$15.12	$15.15	$13.93	$13.18

Income From Investment Operations
Net investment income	0.04 (b)	0.00 (b)	0.08	0.02	0.10
Net realized and unrealized gain (loss) of investments	(6.61)	0.61	0.82	1.20	0.76

Total from investment operations	(6.57)	0.61	0.90	1.22	0.86

Less Distributions
Distributions from net investment income	0.00	(0.03)	(0.07)	0.00	(0.11)
Distributions from net realized capital gains	0.00	(0.63)	(0.86)	0.00	0.00
Distributions from Tax return of capital	0.00	(0.41)	0.00	0.00	0.00

Total distributions	0.00	(1.07)	(0.93)	0.00	(0.11)

Net Asset Value, End of Period	$8.09	$14.66	$15.12	$15.15	$13.93

Total Return (%)	(44.8)	3.9	6.1	8.7	6.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.89	0.84	0.85	0.86	0.86 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A	0.84	0.84	0.86	0.86
Ratio of net investment income (loss) to average net assets (%)	0.34	(0.02)	0.37	0.11	0.81
Portfolio turnover rate (%)	302	250	245	217	56
Net assets, end of period (000)	$226,810	$490,617	$588,143	$265,860	$268,160

	Class B
	Year ended December 31,
	2008	2007		2006(e)
Net Asset Value, Beginning of Period	$14.55	$15.02		$14.68

Income From Investment Operations
Net investment income (loss)	0.02 (b)	(0.03	)(b)	(0.01)
Net realized and unrealized gain (loss) of investments	(6.56)	0.60		0.35

Total from investment operations	(6.54)	0.57		0.34

Less Distributions
Distributions from net realized capital gains	0.00	(0.63)		0.00
Distributions from Tax return of capital	0.00	(0.41)		0.00

Total distributions	0.00	(1.04)		0.00

Net Asset Value, End of Period	$8.01	$14.55		$15.02

Total Return (%)	(44.9)	3.7		2.3	(f)
Ratio of operating expenses to average net assets before expense reductions (%)	1.14	1.09		1.10	(g)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A	1.09		1.09	(g)
Ratio of net investment income (loss) to average net assets (%)	0.15	(0.24)		(0.13	)(g)
Portfolio turnover rate (%)	302	250		245
Net assets, end of period (000)	$5,605	$5,987		$2,514

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007		2006(e)
Net Asset Value, Beginning of Period	$14.62	$15.09		$14.74

Income From Investment Operations
Net investment income (loss)	0.02 (b)	(0.02	)(b)	(0.00	)(h)
Net realized and unrealized gain (loss) of investments	(6.58)	0.60		0.35

Total from investment operations	(6.56)	0.58		0.35

Less Distributions
Distributions from net investment income	0.00	(0.01)		0.00
Distributions from net realized capital gains	0.00	(0.63)		0.00
Distributions from Tax return of capital	0.00	(0.41)		0.00

Total distributions	0.00	(1.05)		0.00

Net Asset Value, End of Period	$8.06	$14.62		$15.09

Total Return (%)	(44.9)	3.8		2.4	(f)
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	0.99		1.00	(g)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A	0.99		0.99	(g)
Ratio of net investment income (loss) to average net assets (%)	0.21	(0.15)		(0.02	)(g)
Portfolio turnover rate (%)	302	250		245
Net assets, end of period (000)	$1,159	$1,616		$969

(a)	Audited by other Independent Registered Public Accounting Firm.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	The investment manager waived a portion of its management fee for the year.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Commencement of operations was May 2, 2006 for Classes B and E.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.
(h)	Net investment loss per share was less than $(0.01).

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The FI Large Cap Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into three different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-12

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-13

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

MSF-14

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/09	Expiring 12/31/16	Total
$14,415,260	$96,840,232	$111,255,492

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Code.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$—	$5,785,132	$—	$18,265,368	$—	$15,010,098	$—	$39,060,598

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$1,197,527	$—	$(80,692,549)	$(111,255,492)	$(190,750,514)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(29,090,050)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$1,096,246,813	$0	$1,145,605,084

MSF-15

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$2,838,880	0.800%	Of the first $250 million
	0.750%	Of the next $500 million
	0.700%	On amounts in excess of $750 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Fidelity Management & Research Company (“FMR”) was compensated by MetLife Advisers to provide subadvisory services to the Portfolio from January 1, 2008 through April 27, 2008. Effective April 28, 2008, Pyramis Global Advisors, LLC, a wholly owned subsidiary of FMR, became subadviser to the Portfolio and receives compensation for providing subadvisory services thereto.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global

MSF-16

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

On November 7, 2008, the Board approved the acquisition of the Portfolio by the Metropolitan Series Fund, Inc. BlackRock Legacy Large Cap Portfolio (“BlackRock Legacy Large Cap Portfolio”), subject to the approval of shareholders of the Portfolio. On or about February 27, 2009, the shareholders of Portfolio will consider the approval of a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the Portfolio by the BlackRock Legacy Large Cap Portfolio in exchange for shares of the BlackRock Legacy Large Cap Portfolio and the assumption by the BlackRock Legacy Large Cap Portfolio of the liabilities of the Portfolio. If approved by shareholders, the reorganization will close on or about May 1, 2009.

8.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Fl Large Cap Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. The financial highlights for the year ended December 31, 2004 were audited by other auditors whose report, dated February 18, 2005, expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fl Large Cap Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2009

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-21

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-22

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

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Metropolitan Series Fund, Inc. FI Mid Cap Opportunities Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the FI Mid Cap Opportunities Portfolio returned -55.3%, compared to its new benchmark, the Russell MidCap Growth Index1, which returned -44.3%. The benchmark was changed because the portfolio manager felt that the new index better reflected the universe of stocks from which they selected. The old benchmark, the Standard & Poor’s MidCap 400 Index2, returned -36.2%. The average return of its peer group, the Lipper Variable Insurance Products3 Mid-Cap Growth Funds Universe, was -45.2% over the same period.

PORTFOLIO REVIEW

For the 12-month period, the Portfolio underperformed the Russell MidCap Growth Index. The Industrials, Materials, and Consumer Discretionary sectors were among the largest detractors from performance, while the Utilities sector contributed.

Within Industrials, the overweights in SunPower Corp. (no longer held at year-end) and Titan International were among the largest detractors from performance. SunPower shares fell as the credit crisis adversely impacted short-term demand for solar products by making it difficult for customers to obtain financing for new projects. Falling energy prices and foreign exchange concerns also drove shares lower. Titan International manufactures tires and wheel components used in agricultural and earthmoving vehicles. Titan shares fell over 70% as investors feared the global economic slowdown would cause heavy equipment makers to cut capital spending, thereby adversely impacting demand for Titan’s products. Within Materials, the overweights in agricultural seed producer Monsanto and fertilizer manufactures CF Industries (no longer held at year-end) and Mosaic (no longer held at year-end) were the largest detractors. Falling commodity prices and concern over decreasing agricultural demand drove the shares of all three companies lower. Within the Consumer Discretionary sector, the overweights in Gildan Activewear and Priceline.com (no longer held at year-end) were among the largest detractors. Gildan Activewear is a vertically integrated manufacturer of activewear and distributes its products to wholesalers in North America and Europe. Shares fell sharply after the company announced lower than expected fiscal Q4 earnings and that it had revised downward its fiscal 2009 outlook based on anticipated declines in consumer spending. Priceline is an online discount travel provider. Our position in Priceline detracted as the company’s shares dropped on investor speculation that a struggling consumer would reduce travel spending. Among individual holdings, the overweight in National Oilwell Varco (no longer held at year-end) was the largest Portfolio detractor. Concerns that the global credit crisis will lead to decreased capital spending from oil and gas companies weighed down shares of the oil and gas equipment maker.

The Utilities sector contributed positively to relative performance mainly due to our large underweight position in this poorly performing sector. Utility stocks fell sharply during the latter half of 2008 on concern that turmoil in the financial markets could disrupt energy-trading operations. Power producers need banking partners in order to trade power and fuel, and there was fear that the potential bankruptcies in the financial industry would threaten liquidity in the energy markets. Aside from the Utilities sector, individual security selection partially offset portfolio weakness elsewhere. Within Energy, for example, EOG Resources was a top contributor. EOG is a natural gas and crude oil exploration and production company. EOG shares gained over 50% in the Portfolio during the period we owned the stock earlier in 2008. EOG shares benefited from rising oil and gas prices during the first half of 2008. We closed our position before commodity prices fell during the latter half of the year.

Within Consumer Discretionary, we are overweight education companies including DeVry and ITT Educational Services. We expect both companies to benefit from increasing enrollments and rising student retention rates as a result of the difficult labor market. In Health Care, we favor biotechnology and life sciences companies since demand for health services should continue. Within Financials, we are overweight the Diversified Financial Services industry, focusing on securities and derivatives exchange providers such as Interactive Brokers Group and CME Group, which have come under selling pressure even though regulatory and legislative measures could increase trading activity. The Portfolio has remained consistently underweight Information Technology and overweight the Wireless Telecommunication industry because of the growth potential resulting from rising global demand. During the fourth quarter we decreased our exposure to Energy and Industrials companies as the global economic slowdown and deteriorating fundamentals made names unattractive.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Russell Midcap® Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 The Standard & Poor’s (S&P) MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

3 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX & THE RUSSELL MIDCAP GROWTH INDEX

Average Annual Returns as of December 31, 2008

	FI Mid Cap Opportunities Portfolio			S&P MidCap 400 Index	Russell MidCap Growth Index
	Class A	Class B	Class E
1 Year	-55.3%	-55.4%	-55.4%	-36.2%	-44.3%
5 Year	-7.5	-7.7	-7.6	-0.1	-2.3
10 Year	-4.6	—	—	4.5	-0.2
Since Inception	—	-10.0	-8.8	—	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 1/2/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
American Tower Corp. (Class A)	5.3%
Equinix, Inc.	5.2%
NII Holdings, Inc.	4.8%
Monsanto Co.	4.6%
Energy Conversion Devices, Inc.	4.6%
H&R Block, Inc.	3.7%
Grifols S.A.	3.5%
Interactive Brokers Group, Inc.	3.4%
CSL, Ltd.	3.4%
ACE, Ltd.	3.3%

Top Sectors

% of Total Market Value
Health Care	22.3%
Consumer Discretionary	14.9%
Telecommunication Services	12.5%
Industrials	12.4%
Information Technology	11.8%
Financials	9.6%
Materials	8.1%
Energy	6.3%
Consumer Staples	1.2%
Cash	0.9%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
FI Mid Cap Opportunities—Class A	Actual	0.75%	$1,000.00	$481.35	$2.79
	Hypothetical	0.75%	$1,000.00	$1,021.32	$3.81

FI Mid Cap Opportunities—Class B	Actual	1.00%	$1,000.00	$480.42	$3.72
	Hypothetical	1.00%	$1,000.00	$1,020.05	$5.08

FI Mid Cap Opportunities—Class E	Actual	0.90%	$1,000.00	$480.62	$3.35
	Hypothetical	0.90%	$1,000.00	$1,020.56	$4.57

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—98.9% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.3%
AeroVironment, Inc. (a) (b)	43,560	$1,603,444

Air Freight & Logistics—0.6%
Atlas Air Worldwide Holdings, Inc. (b)	79,030	1,493,667
FedEx Corp.	23,750	1,523,563

		3,017,230

Biotechnology—12.7%
Cephalon, Inc. (a) (b)	90,740	6,990,610
CSL, Ltd. (AUD)	751,240	17,739,414
Gilead Sciences, Inc. (a) (b)	290,600	14,861,284
Grifols S.A. (EUR) (a)	1,045,636	18,161,042
Myriad Genetics, Inc. (a) (b)	49,150	3,256,679
OSI Pharmaceuticals, Inc. (a) (b)	73,340	2,863,927
Theravance, Inc. (a) (b)	111,800	1,385,202
United Therapeutics Corp. (b)	25,240	1,578,762

		66,836,920

Chemicals—5.3%
FMC Corp.	75,060	3,357,434
Monsanto Co.	346,040	24,343,914

		27,701,348

Commercial & Professional Services—3.5%
Copart, Inc. (b)	485,794	13,208,739
Republic Services, Inc.	215,280	5,336,791

		18,545,530

Computers & Peripherals—1.9%
NCR Corp. (b)	716,220	10,127,351

Distributors—0.6%
LKQ Corp. (a) (b)	248,770	2,900,658

Diversified Consumer Services—12.3%
Apollo Group, Inc. (Class A) (b)	191,180	14,648,211
Corinthian Colleges, Inc. (a) (b)	155,120	2,539,314
DeVry, Inc.	211,788	12,158,749
H&R Block, Inc.	844,340	19,183,405
ITT Educational Services, Inc. (a) (b)	158,460	15,050,531
Universal Technical Institute, Inc. (a) (b)	69,110	1,186,619

		64,766,829

Diversified Financial Services—5.2%
CME Group, Inc.	29,050	6,045,596
Interactive Brokers Group, Inc. (b)	998,642	17,865,705
IntercontinentalExchange, Inc. (b)	43,370	3,575,423

		27,486,724

Electrical Equipment—4.6%
Energy Conversion Devices, Inc. (a) (b)	959,950	24,200,339

Electronic Equipment, Instruments & Components—0.4%
FLIR Systems, Inc. (a) (b)	63,650	1,952,782

Security Description	Shares	Value*

Food Products—1.1%
Green Mountain Coffee Roasters, Inc. (a) (b)	27,720	$1,072,764
Ralcorp Holdings, Inc. (b)	79,950	4,669,080

		5,741,844

Health Care Equipment & Supplies—2.0%
Inverness Medical Innovations, Inc. (a) (b)	566,840	10,718,944

Health Care Providers & Services—0.5%
athenahealth, Inc. (b)	70,390	2,648,072

Health Care Technology—0.2%
MedAssets, Inc. (b)	70,490	1,029,154

Household Products—0.2%
Clorox Co.	13,620	756,727

Insurance—4.4%
ACE, Ltd.	330,820	17,506,994
Allied World Assurance Co. Holdings, Ltd. (b)	19,700	799,820
PartnerRe, Ltd.	15,200	1,083,304
W.R. Berkley Corp.	111,450	3,454,950

		22,845,068

Internet Software & Services—6.1%
Equinix, Inc. (a) (b)	513,260	27,300,300
Move, Inc. (b)	319,467	511,147
Telecity Group, Plc. (GBP) (b)	1,723,127	4,376,089

		32,187,536

Life Sciences Tools & Services—6.3%
Icon, Plc. (ADR) (b)	806,400	15,878,016
Sequenom, Inc. (a) (b)	862,120	17,104,461

		32,982,477

Machinery—2.7%
AGCO Corp. (a) (b)	107,360	2,532,622
Titan International, Inc. (a)	1,421,147	11,724,463

		14,257,085

Metals & Mining—2.8%
Commercial Metals Co.	85,110	1,010,256
Goldcorp, Inc. (CAD)	67,000	2,083,540
Newmont Mining Corp.	127,570	5,192,099
Nucor Corp.	98,350	4,543,770
Royal Gold, Inc. (a)	35,820	1,762,702
Schnitzer Steel Industries, Inc. (a)	7,200	271,080

		14,863,447

Oil, Gas & Consumable Fuels—6.3%
Chesapeake Energy Corp. (a)	351,130	5,677,772
EXCO Resources, Inc. (a) (b)	534,210	4,839,942
Frontier Oil Corp.	155,220	1,960,429
GMX Resources, Inc. (a) (b)	142,112	3,598,276
Goodrich Petroleum Corp. (a) (b)	134,180	4,018,691

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
PetroHawk Energy Corp. (a) (b)	25,660	$401,066
Southwestern Energy Co. (b)	431,385	12,497,223

		32,993,399

Pharmaceuticals—0.5%
Valeant Pharmaceuticals International (a) (b)	115,280	2,639,912

Professional Services—0.4%
FTI Consulting, Inc. (a) (b)	51,251	2,289,895

Software—3.3%
BMC Software, Inc. (a) (b)	151,320	4,072,021
Nuance Communications, Inc. (a) (b)	1,273,374	13,192,155

		17,264,176

Textiles, Apparel & Luxury Goods—2.0%
Gildan Activewear, Inc. (a) (b)	210,000	2,469,600
Gildan Activewear, Inc. (CAD) (a) (b)	682,800	7,848,467

		10,318,067

Transportation Infrastructure—0.2%
Aegean Marine Petroleum Network, Inc. (a)	54,743	928,441

Wireless Telecommunication Services—12.5%
American Tower Corp. (Class A) (b)	945,889	27,733,465
NII Holdings, Inc. (b)	1,388,613	25,244,984
SBA Communications Corp. (a) (b)	766,230	12,504,874

		65,483,323

Total Common Stock (Identified Cost $662,891,546)		519,086,722

Short Term Investments—17.9%
Security Description	Shares/Face Amount	Value*

Mutual Funds—16.3%
State Street Navigator Securities Lending Prime Portfolio (c)	85,144,230	85,144,230

Repurchase Agreement—1.6%
State Street Repurchase Agreement dated 12/31/08 at 0.010% to be repurchased at $8,520,005 on 01/02/09, collateralized by $8,695,000 U.S. Treasury Bill due 02/19/09 with a value of $8,695,000.	$8,520,000	8,520,000

Total Short Term Investments (Identified Cost $93,664,230)		93,664,230

Total Investments—116.8% (Identified Cost $756,555,776) (d)		612,750,952
Liabilities in excess of other assets		(87,955,348)

Total Net Assets—100%		$524,795,604

(a)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $83,959,920 and the collateral received consisted of cash in the amount of $85,144,230 and non-cash collateral with a value of $393,048. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $773,794,525 and the composition of unrealized appreciation and depreciation of investment securities was $16,655,440 and $(177,699,013), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$554,022,400	$0
Level 2 - Other Significant Observable Inputs	58,728,552	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$612,750,952	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-7

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$612,750,952
Cash		563
Foreign cash at value (c)		232,173
Receivable for:
Securities sold		408,219
Fund shares sold		1,573,043
Accrued interest and dividends		277,003

Total Assets		615,241,953
Liabilities
Payable for:
Securities purchased	$4,699,559
Fund shares redeemed	255,933
Collateral for securities loaned	85,144,230
Accrued expenses:
Management fees	297,124
Service and distribution fees	9,544
Deferred directors’ fees	690
Other expenses	39,269

Total Liabilities		90,446,349

Net Assets		$524,795,604

Net assets consists of:
Capital paid in		$1,581,286,363
Undistributed net investment income		8,722,126
Accumulated net realized losses		(921,392,752)
Unrealized depreciation on investments and foreign currency		(143,820,133)

Net Assets		$524,795,604

Computation of offering price:
Class A
Net asset value and redemption price per share ($470,142,000 divided by 49,926,744 shares outstanding)		$9.42

Class B
Net asset value and redemption price per share ($39,943,153 divided by 4,341,066 shares outstanding)		$9.20

Class E
Net asset value and redemption price per share ($14,710,451 divided by 1,581,056 shares outstanding)		$9.30

(a) Identified cost of investments		$756,555,776

(b) Includes cash collateral for securities loaned of		$85,144,230

(c) Identified cost of foreign cash		$246,177

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$6,196,204 (a)
Interest		1,936,950 (b)

		8,133,154
Expenses
Management fees	$6,148,389
Service and distribution fees—Class B	160,027
Service and distribution fees—Class E	39,371
Directors’ fees and expenses	31,005
Custodian	213,240
Audit and tax services	36,941
Legal	15,537
Printing	271,187
Insurance	13,729
Miscellaneous	27,608

Total expenses	6,957,034
Expense reductions	(70,636)	6,886,398

Net Investment Income		1,246,756

Realized and Unrealized Loss
Realized gain (loss) on:
Investments—net	(429,441,569)
Foreign currency transactions—net	9,362,754
Voluntary reimbursement of brokerage commissions and transaction costs	877,217	(419,201,598)

Change in unrealized depreciation on:
Investments—net	(203,905,578)
Foreign currency transactions—net	149,022	(203,756,556)

Net loss		(622,958,154)

Net Decrease in Net Assets From Operations		$(621,711,398)

(a)	Net of foreign taxes of $175,880.
(b)	Includes income on securities loaned of $1,771,135.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$1,246,756	$172,173
Net realized gain (loss)	(419,201,598)	130,626,469
Unrealized depreciation	(203,756,556)	(40,920,232)

Increase (decrease) in net assets from operations	(621,711,398)	89,878,410

From Distributions to Shareholders
Net investment income
Class A	(3,481,342)	(1,400,249)
Class B	(67,510)	0
Class E	(62,144)	(1,896)

Total distributions	(3,610,996)	(1,402,145)

Increase (decrease) in net assets from capital share transactions	(31,910,033)	5,575,867

Net increase (decrease) in net assets	(657,232,427)	94,052,132

Net Assets
Beginning of the period	1,182,028,031	1,087,975,899

End of the period	$524,795,604	$1,182,028,031

Undistributed (Overdistributed) Net Investment Income
End of the period	$8,722,126	$1,794,246

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	8,361,663	$113,359,995	8,542,036	$181,035,488
Reinvestments	179,174	3,481,342	66,112	1,400,249
Redemptions	(8,892,500)	(148,780,277)	(8,578,550)	(181,458,569)

Net increase (decrease)	(351,663)	$(31,938,940)	29,598	$977,168

Class B
Sales	1,284,189	$18,518,543	1,373,277	$28,773,800
Reinvestments	3,549	67,510	0	0
Redemptions	(949,113)	(15,512,342)	(894,020)	(18,596,495)

Net increase	338,625	$3,073,711	479,257	$10,177,305

Class E
Sales	224,387	$3,171,530	250,970	$5,322,439
Reinvestments	3,233	62,144	90	1,896
Redemptions	(386,063)	(6,278,478)	(522,976)	(10,902,941)

Net decrease	(158,443)	$(3,044,804)	(271,916)	$(5,578,606)

Increase (decrease) derived from capital share transactions		$(31,910,033)		$5,575,867

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006		2005	2004
Net Asset Value, Beginning of Period	$21.14	$19.54	$17.47		$16.34	$14.01

Income From Investment Operations
Net investment income	0.03 (a)	0.01 (a)	0.01		0.02	0.08
Net realized and unrealized gain (loss) of investments	(11.68)	1.62	2.06		1.11	2.33

Total from investment operations	(11.65)	1.63	2.07		1.13	2.41

Less Distributions
Distributions from net investment income	(0.07)	(0.03)	(0.00	)(b)	0.00	(0.08)

Total distributions	(0.07)	(0.03)	(0.00)		0.00	(0.08)

Net Asset Value, End of Period	$9.42	$21.14	$19.54		$17.47	$16.34

Total Return (%)	(55.3)	8.3	11.9		6.9	17.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	0.73	0.75		0.75	0.75
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.74	0.73	0.73		0.68	0.70
Ratio of net investment income to average net assets (%)	0.16	0.04	0.07		0.11	0.53
Portfolio turnover rate (%)	313	113	153		149	217
Net assets, end of period (000)	$470,142	$1,063,017	$981,804		$924,602	$963,074

	Class B
	Year ended December 31,
	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$20.66		$19.11		$17.13	$16.06	$13.79

Income From Investment Operations
Net investment income (loss)	(0.01	)(a)	(0.04	)(a)	(0.02)	(0.01)	0.09
Net realized and unrealized gain (loss) of investments	(11.43)		1.59		2.00	1.08	2.23

Total from investment operations	(11.44)		1.55		1.98	1.07	2.32

Less Distributions
Distributions from net investment income	(0.02)		0.00		0.00	0.00	(0.05)

Total distributions	(0.02)		0.00		0.00	0.00	(0.05)

Net Asset Value, End of Period	$9.20		$20.66		$19.11	$17.13	$16.06

Total Return (%)	(55.4)		8.1		11.6	6.7	16.8
Ratio of operating expenses to average net assets before expense reductions (%)	1.00		0.98		1.00	1.00	1.00
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.99		0.98		0.98	0.93	0.95
Ratio of net investment income (loss) to average net assets (%)	(0.09)		(0.21)		(0.18)	(0.13)	0.44
Portfolio turnover rate (%)	313		113		153	149	217
Net assets, end of period (000)	$39,943		$82,675		$67,334	$47,699	$36,819

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$20.89		$19.31		$17.29	$16.19	$13.90

Income From Investment Operations
Net investment income (loss)	0.00	(a)(d)	(0.02	)(a)	(0.02)	(0.01)	0.07
Net realized and unrealized gain (loss) of investments	(11.55)		1.60		2.04	1.11	2.28

Total from investment operations	(11.55)		1.58		2.02	1.10	2.35

Less Distributions
Distributions from net investment income	(0.04)		0.00		0.00	0.00	(0.06)

Total distributions	(0.04)		0.00		0.00	0.00	(0.06)

Net Asset Value, End of Period	$9.30		$20.89		$19.31	$17.29	$16.19

Total Return (%)	(55.4)		8.2		11.7	6.7	17.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.90		0.88		0.90	0.90	0.90
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.89		0.88		0.88	0.83	0.85
Ratio of net investment income (loss) to average net assets (%)	0.01		(0.12)		(0.08)	(0.04)	0.55
Portfolio turnover rate (%)	313		113		153	149	217
Net assets, end of period (000)	$14,710		$36,337		$38,839	$38,193	$40,402

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions for the period were less than $0.01.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(d)	Net investment income was less than $0.01 per share.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The FI Mid Cap Opportunities Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-12

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-13

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income

MSF-14

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/16	Expiring 12/31/11	Expiring 12/31/10	Expiring 12/31/09	Total
$346,738,065	$16,477,953	$376,464,857	$33,105,061	$772,785,936

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$3,610,996	$1,402,145	$—	$—	$—	$—	$3,610,996	$1,402,145

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$8,721,229	$—	$(161,058,882)	$(772,785,936)	$(925,123,589)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(131,368,064)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$2,830,433,576	$0	$2,850,086,343

MSF-15

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$6,148,389	0.750%	Of the first $100 million
	0.700%	Of the next $400 million
	0.650%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Fidelity Management & Research Company (“FMR”) was compensated by MetLife Advisers to provide subadvisory services to the Portfolio from January 1, 2008 through April 27, 2008. Effective April 28, 2008, Pyramis Global Advisors, LLC, a wholly owned subsidiary of FMR, became subadviser to the Portfolio and receives compensation for providing subadvisory services thereto.

During the period, Pyramis Global Advisors, LLC reimbursed MetLife Advisers $877,217, representing the cost of certain brokerage services and commissions incurred by the Portfolio in connection with a change of portfolio manager. MetLife Advisers reimbursed the Portfolio the same amount to pass the benefit of this reimbursement onto the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of

MSF-16

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Fl Mid Cap Opportunities Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fl Mid Cap Opportunities Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2009

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-21

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-22

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. FI Value Leaders Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the FI Value Leaders Portfolio returned -38.9%, compared to its benchmark, the Russell 1000 Value Index1, which returned -36.8%. The average return of its peer group, the Lipper Variable Insurance Products2 Multi-Cap Value Funds Universe, was -36.8% over the same period.

PORTFOLIO REVIEW

For the twelve-month period ended December 31, 2008, the Portfolio underperformed the Russell 1000 Value Index. Seven of ten sectors detracted from relative performance. Stock selection in the Energy, Utilities, and Consumer Staples sectors detracted the most from relative performance, while Financials was the largest sector contributor.

In the Energy sector, the overweight in refiner Valero Energy was the largest Portfolio detractor. Valero shares fell about 68% as sharply rising oil and gasoline prices earlier in the year squeezed refining margins and reduced earnings. Among Utilities, the overweights in electric utility Reliant Energy and gas utility Energen hurt performance. Reliant Energy shares fell 68% as the company cut its outlook due to Hurricane Ike and lower commodity prices, and secured $1 billion in new capital to replace a credit facility that raised concerns among analysts. Energen shares dropped 54%, mainly due to the company’s exposure to lower natural gas prices. In the Consumer Staples sector, the overweight in agribusiness and food products company Bunge Ltd. detracted from performance. Bunge shares dropped 55% as the freeze in the credit markets impacted many companies tied to farming, which is an extremely credit-dependent activity. Among individual holdings, the underweight in pharmaceutical company Johnson & Johnson and the overweight in mortgage finance company Fannie Mae were among the largest Portfolio detractors. Johnson & Johnson shares fell 7% but outperformed the Index by a wide margin as investors preferred shares of stable, defensive names amid the market downturn. Fannie Mae shares fell 74% as the U.S. Treasury placed it and Freddie Mac into conservatorship and announced that it will purchase mortgage-backed securities issued by the two companies.

Among Financials, the underweight in commercial bank Wachovia and the overweight in bank Wells Fargo were the largest Portfolio contributors. Wachovia shares fell nearly 85% amid the ongoing credit and liquidity crisis and mounting losses in the company’s mortgage portfolio. Wachovia subsequently agreed to sell the entire company to Wells Fargo for more than $15 billion. Wells Fargo shares gained nearly 2% as investors speculated that the company would benefit from cost and revenue synergies following its acquisition of Wachovia and that the worst of the credit and mortgage-related write-downs are behind it. The overweight in insurer ACE Ltd. also added to performance. ACE shares dropped 13% but outperformed the Index significantly thanks to investor expectations for improved insurance industry fundamentals in 2009, as significant stress at three of the top five insurers, catastrophe losses from Hurricane Ike, and a higher average industry combined ratio should all help to drive pricing higher. Among non-financial services contributors, the overweights in steel company Nucor and diversified telecommunication services provider Qwest Communications were large Portfolio contributors. Nucor shares fell 19% but outperformed as investors speculated that higher government infrastructure spending and a bailout of the Detroit automakers would be positive for the steel industry. Qwest shares declined about 4% in the Portfolio as the company reported revenue that beat expectations driven by improved results in its business segment and higher equipment sales.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

Average Annual Returns as of December 31, 2008

	FI Value Leaders Portfolio				Russell 1000 Value Index
	Class A	Class B	Class D	Class E
1 Year	-38.9%	-39.1%	-39.0%	-39.0%	-36.8%
5 Year	-2.2	-2.4	—	-2.3	-0.8
10 Year	-2.0	—	—	—	1.4
Since Inception	—	1.7	-14.5	-2.9	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, Class D and Class E shares are: 4/30/93, 7/30/02, 5/2/06, 5/1/01 respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Exxon Mobil Corp.	6.7%
Pfizer, Inc.	3.4%
Wells Fargo & Co.	3.3%
ConocoPhillips	3.3%
AT&T, Inc.	3.2%
General Electric Co.	2.4%
Chevron Corp.	2.3%
Wyeth	2.2%
Procter & Gamble Co.	2.2%
Bank of America Corp.	2.0%

Top Sectors

% of Total Market Value
Financials	22.1%
Energy	17.7%
Health Care	14.1%
Consumer Staples	9.7%
Industrials	9.1%
Consumer Discretionary	8.1%
Telecommunication Services	6.5%
Utilities	6.4%
Materials	3.0%
Information Technology	2.9%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
FI Value Leaders—Class A	Actual	0.72%	$1,000.00	$709.69	$3.09
	Hypothetical	0.72%	$1,000.00	$1,021.47	$3.66

FI Value Leaders—Class B	Actual	0.97%	$1,000.00	$708.76	$4.17
	Hypothetical	0.97%	$1,000.00	$1,020.20	$4.93

FI Value Leaders—Class D	Actual	0.82%	$1,000.00	$709.33	$3.52
	Hypothetical	0.82%	$1,000.00	$1,020.97	$4.17

FI Value Leaders—Class E	Actual	0.87%	$1,000.00	$709.13	$3.74
	Hypothetical	0.87%	$1,000.00	$1,020.71	$4.42

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—99.8% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.3%
Northrop Grumman Corp.	96,560	$4,349,062
United Technologies Corp.	103,810	5,564,216

		9,913,278

Auto Components—0.2%
The Goodyear Tire & Rubber Co. (a)	118,480	707,326

Beverages—1.4%
Molson Coors Brewing Co. (b)	79,540	3,891,097
Pepsi Bottling Group, Inc.	101,010	2,273,735

		6,164,832

Biotechnology—2.0%
Amgen, Inc. (a)	148,510	8,576,452

Capital Markets—3.2%
Ameriprise Financial, Inc.	90,280	2,108,941
Franklin Resources, Inc.	63,160	4,028,345
The Bank of New York Mellon Corp.	80,130	2,270,083
The Goldman Sachs Group, Inc.	67,820	5,723,329

		14,130,698

Chemicals—1.1%
Celanese Corp. (Series A) (b)	109,570	1,361,955
CF Industries Holdings, Inc. (b)	39,420	1,937,887
Lubrizol Corp. (b)	45,730	1,664,115

		4,963,957

Commercial Banks—4.4%
National City Corp.	1,283,940	2,323,931
SunTrust Banks, Inc.	82,130	2,426,120
Wells Fargo & Co.	488,110	14,389,483

		19,139,534

Construction & Engineering—0.8%
KBR, Inc. (b)	239,180	3,635,536

Consumer Finance—1.0%
Capital One Financial Corp.	144,100	4,595,349

Containers & Packaging—0.5%
Owens-Illinois, Inc. (a)	83,740	2,288,614

Diversified Financial Services—5.2%
Bank of America Corp.	620,524	8,736,978
Citigroup, Inc.	173,150	1,161,836
CME Group, Inc.	20,980	4,366,148
Interactive Brokers Group, Inc. (a)	189,710	3,393,912
JPMorgan Chase & Co.	167,158	5,270,492

		22,929,366

Diversified Telecommunication Services—5.1%
AT&T, Inc.	499,480	14,235,180
Embarq Corp.	81,640	2,935,775

Security Description	Shares	Value*

Diversified Telecommunication Services—(Continued)
Qwest Communications International, Inc. (b)	1,464,180	$5,329,615

		22,500,570

Electric Utilities—2.4%
Edison International	142,480	4,576,458
Exelon Corp.	108,940	6,058,153

		10,634,611

Electronic Equipment, Instruments & Components—0.3%
Avnet, Inc. (a)	70,800	1,289,268

Energy Equipment & Services—1.5%
ENSCO International, Inc. (b)	106,560	3,025,238
Noble Corp.	100,600	2,222,254
Tidewater, Inc. (b)	32,240	1,298,305

		6,545,797

Food & Staples Retailing—2.0%
CVS Caremark Corp.	176,250	5,065,425
The Kroger Co.	133,480	3,525,207

		8,590,632

Food Products—1.2%
Corn Products International, Inc. (b)	91,300	2,634,005
Tyson Foods, Inc. (Class A) (b)	301,390	2,640,176

		5,274,181

Gas Utilities—0.7%
Energen Corp.	103,440	3,033,895

Health Care Equipment & Supplies—0.8%
Boston Scientific Corp. (a)	459,840	3,559,162

Health Care Providers & Services—3.4%
Lincare Holdings, Inc. (a) (b)	99,110	2,669,032
McKesson Corp.	119,130	4,613,905
WellPoint, Inc. (a)	176,390	7,431,311

		14,714,248

Household Products—2.2%
Procter & Gamble Co.	153,190	9,470,206

Independent Power Producers & Energy Traders—1.8%
Mirant Corp. (a) (b)	125,890	2,375,544
NRG Energy, Inc. (a) (b)	237,040	5,530,143

		7,905,687

Industrial Conglomerates—2.4%
General Electric Co.	659,370	10,681,794

Insurance—7.6%
ACE, Ltd.	107,684	5,698,637
Assurant, Inc.	196,600	5,898,000
Berkshire Hathaway, Inc. (Class B) (a)	2,610	8,388,540

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—(Continued)
Loews Corp.	94,590	$2,672,168
PartnerRe, Ltd.	32,400	2,309,148
The Chubb Corp.	116,890	5,961,390
W.R. Berkley Corp.	73,520	2,279,120

		33,207,003

IT Services—1.7%
Accenture, Ltd. (Class A)	123,400	4,046,286
The Western Union Co.	238,270	3,416,792

		7,463,078

Life Sciences Tools & Services—0.6%
Thermo Fisher Scientific, Inc. (a) (b)	79,850	2,720,490

Machinery—2.0%
AGCO Corp. (a) (b)	117,410	2,769,702
Eaton Corp. (b)	79,050	3,929,575
The Manitowoc Co., Inc.	255,260	2,210,552

		8,909,829

Marine—0.5%
Alexander & Baldwin, Inc. (b)	88,690	2,222,571

Media—3.5%
DISH Network Corp. (a)	383,110	4,248,690
News Corp. (Class A)	627,470	5,703,702
Time Warner, Inc. (b)	522,900	5,260,374

		15,212,766

Metals & Mining—1.3%
Freeport-McMoRan Copper & Gold, Inc. (a) (b)	104,310	2,549,336
Nucor Corp.	72,560	3,352,272

		5,901,608

Multi-Utilities—1.5%
CMS Energy Corp. (b)	89,890	908,788
MDU Resources Group, Inc.	122,410	2,641,608
Public Service Enterprise Group, Inc.	107,070	3,123,232

		6,673,628

Multiline Retail—1.0%
J.C. Penney Co., Inc. (b)	224,380	4,420,286

Oil, Gas & Consumable Fuels—16.2%
Apache Corp.	88,100	6,566,093
Chevron Corp.	134,690	9,963,019
ConocoPhillips	277,631	14,381,286
Exxon Mobil Corp.	370,720	29,594,577
Occidental Petroleum Corp. (b)	130,930	7,854,491
Valero Energy Corp.	126,750	2,742,870

		71,102,336

Personal Products—0.8%
Avon Products, Inc.	141,360	3,396,881

Security Description	Shares	Value*

Pharmaceuticals—7.4%
Johnson & Johnson	133,230	$7,971,151
Pfizer, Inc.	843,040	14,930,238
Wyeth	253,670	9,515,162

		32,416,551

Real Estate Management & Development—0.7%
Jones Lang LaSalle, Inc. (b)	104,460	2,893,542

Road & Rail—1.1%
Norfolk Southern Corp.	101,140	4,758,637

Software—0.9%
Microsoft Corp.	203,040	3,947,098

Specialty Retail—2.4%
Abercrombie & Fitch Co. (Class A) (b)	125,000	2,883,750
Best Buy Co., Inc. (b)	153,850	4,324,723
Home Depot, Inc. (b)	147,280	3,390,386

		10,598,859

Textiles, Apparel & Luxury Goods—1.1%
Coach, Inc. (a)	119,470	2,481,392
Polo Ralph Lauren Corp. (b)	50,260	2,282,307

		4,763,699

Tobacco—2.2%
Altria Group, Inc.	469,150	7,065,399
Lorillard, Inc.	48,540	2,735,229

		9,800,628

Wireless Telecommunication Services—1.4%
NII Holdings, Inc. (a)	269,150	4,893,147
Sprint Nextel Corp. (a)	729,170	1,334,381

		6,227,528

Total Common Stock (Identified Cost $537,256,423)		437,882,011

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2008

Short Term Investments—8.7%

Security Description	Shares/Face Amount	Value*

Mutual Funds—8.6%
State Street Navigator Securities Lending Prime Portfolio (c)	37,515,278	$37,515,278

Repurchase Agreement—0.1%
State Street Repurchase Agreement dated 12/31/08 at 0.010% to be repurchased at $456,000 on 01/02/09, collateralized by $470,000 U.S. Treasury Bill due 02/26/09 with a value of $469,953.	$456,000	456,000

Total Short Term Investments (Identified Cost $37,971,278)		37,971,278

Total Investments—108.5% (Identified Cost $575,227,701) (d)		475,853,289
Liabilities in excess of other assets		(37,225,034)

Total Net Assets—100%		$438,628,255

(a)	Non-Income Producing.
(b)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $40,721,855 and the collateral received consisted of cash in the amount of $37,515,278 and non-cash collateral with a value of $2,340,094. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $616,088,467 and the composition of unrealized appreciation and depreciation of investment securities was $12,201,296 and $(152,436,474), respectively.

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$475,397,289	$0
Level 2 - Other Significant Observable Inputs	456,000	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$475,853,289	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$475,853,289
Cash		413
Foreign cash at value (c)		43
Receivable for:
Securities sold		638,854
Fund shares sold		193,061
Accrued interest and dividends		569,789
Foreign taxes		3,533

Total Assets		477,258,982
Liabilities
Payable for:
Securities purchased	$373,047
Fund shares redeemed	429,253
Collateral for securities loaned	37,515,278
Accrued expenses:
Management fees	241,874
Service and distribution fees	23,708
Deferred directors’ fees	11,084
Other expenses	36,483

Total Liabilities		38,630,727

Net Assets		$438,628,255

Net assets consists of:
Capital paid in		$731,351,398
Undistributed net investment income		11,959,578
Accumulated net realized losses		(205,308,473)
Unrealized depreciation on investments and foreign currency		(99,374,248)

Net Assets		$438,628,255

Computation of offering price:
Class A
Net asset value and redemption price per share ($233,635,697 divided by 2,193,637 shares outstanding)		$106.51

Class B
Net asset value and redemption price per share ($48,628,463 divided by 458,415 shares outstanding)		$106.08

Class D
Net asset value and redemption price per share ($131,562,623 divided by 1,237,717 shares outstanding)		$106.29

Class E
Net asset value and redemption price per share ($24,801,472 divided by 233,642 shares outstanding)		$106.15

(a) Identified cost of investments		$575,227,701

(b) Includes cash collateral for securities loaned of		$37,515,278

(c) Identified cost of foreign cash		$58

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$16,578,246
Interest		436,278 (a)

		17,014,524
Expenses
Management fees	$4,191,190
Service and distribution fees—Class B	158,809
Service and distribution fees—Class D	201,881
Service and distribution fees—Class E	55,377
Directors’ fees and expenses	24,837
Custodian	78,773
Audit and tax services	31,941
Legal	11,682
Printing	183,710
Insurance	9,686
Miscellaneous	22,938

Total expenses		4,970,824

Net Investment Income		12,043,700

Realized and Unrealized Loss
Realized loss on:
Investments—net		(193,578,625)
Change in unrealized depreciation on:
Investments—net	(124,346,018)
Foreign currency transactions—net	(127)	(124,346,145)

Net loss		(317,924,770)

Net Decrease in Net Assets From Operations		$(305,881,070)

(a)	Includes income on securities loaned of $420,397.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$12,043,700	$12,200,579
Net realized gain (loss)	(193,578,625)	62,216,927
Change in unrealized depreciation	(124,346,145)	(33,130,132)

Increase (decrease) in net assets from operations	(305,881,070)	41,287,374

From Distributions to Shareholders
Net investment income
Class A	(6,721,932)	(4,672,405)
Class B	(963,825)	(503,782)
Class D	(3,814,463)	(2,754,011)
Class E	(671,012)	(460,718)

	(12,171,232)	(8,390,916)

Net realized gain
Class A	(36,518,543)	(44,234,373)
Class B	(6,251,749)	(6,426,938)
Class D	(22,175,254)	(29,815,958)
Class E	(4,041,117)	(5,232,496)

	(68,986,663)	(85,709,765)

Total distributions	(81,157,895)	(94,100,681)

Decrease in net assets from capital share transactions	(21,536,367)	(69,648,099)

Net decrease in net assets	(408,575,332)	(122,461,406)

Net Assets
Beginning of the period	847,203,587	969,664,993

End of the period	$438,628,255	$847,203,587

Undistributed Net Investment Income
End of the period	$11,959,578	$12,206,109

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	156,165	$20,207,043	185,630	$37,252,583
Reinvestments	268,641	43,240,475	242,689	48,906,778
Redemptions	(513,225)	(72,853,752)	(567,453)	(116,169,360)

Net decrease	(88,419)	$(9,406,234)	(139,134)	$(30,009,999)

Class B
Sales	128,347	$19,444,677	116,244	$23,663,095
Reinvestments	44,932	7,215,574	34,474	6,930,720
Redemptions	(102,518)	(15,329,798)	(85,250)	(17,333,521)

Net increase	70,761	$11,330,453	65,468	$13,260,294

Class D
Sales	102,216	$15,154,162	85,700	$17,391,469
Reinvestments	161,678	25,989,717	161,830	32,569,969
Redemptions	(416,481)	(60,066,892)	(480,052)	(96,968,365)

Net decrease	(152,587)	$(18,923,013)	(232,522)	$(47,006,927)

Class E
Sales	25,263	$3,531,105	53,198	$10,867,925
Reinvestments	29,348	4,712,129	28,319	5,693,214
Redemptions	(85,006)	(12,780,807)	(110,393)	(22,452,606)

Net decrease	(30,395)	$(4,537,573)	(28,876)	$(5,891,467)

Decrease derived from capital share transactions		$(21,536,367)		$(69,648,099)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$196.17	$208.36	$193.08	$176.54	$157.24

Income From Investment Operations
Net investment income	2.88 (a)	2.81 (a)	2.58	1.92	2.21
Net realized and unrealized gain (loss) of investments	(72.50)	6.52	20.14	16.67	19.15

Total from investment operations	(69.62)	9.33	22.72	18.59	21.36

Less Distributions
Distributions from net investment income	(3.12)	(2.06)	(2.25)	(2.05)	(2.06)
Distributions from net realized capital gains	(16.92)	(19.46)	(5.19)	0.00	0.00

Total distributions	(20.04)	(21.52)	(7.44)	(2.05)	(2.06)

Net Asset Value, End of Period	$106.51	$196.17	$208.36	$193.08	$176.54

Total Return (%)	(38.9)	4.2	11.9	10.7	13.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.71	0.71	0.72	0.73	0.74
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.71	0.69	0.72
Ratio of net investment income to average net assets (%)	1.94	1.38	1.18	0.92	1.23
Portfolio turnover rate (%)	191	145	213	94	161
Net assets, end of period (000)	$233,636	$447,663	$504,489	$533,729	$552,323

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$195.36	$207.58	$192.26	$175.91	$156.72

Income From Investment Operations
Net investment income	2.51 (a)	2.30 (a)	2.10	1.26	1.88
Net realized and unrealized gain (loss) of investments	(72.26)	6.47	20.04	16.86	19.12

Total from investment operations	(69.75)	8.77	22.14	18.12	21.00

Less Distributions
Distributions from net investment income	(2.61)	(1.53)	(1.63)	(1.77)	(1.81)
Distributions from net realized capital gains	(16.92)	(19.46)	(5.19)	0.00	0.00

Total distributions	(19.53)	(20.99)	(6.82)	(1.77)	(1.81)

Net Asset Value, End of Period	$106.08	$195.36	$207.58	$192.26	$175.91

Total Return (%)	(39.1)	3.9	11.7	10.4	13.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	0.96	0.97	0.98	0.99
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.96	0.94	0.97
Ratio of net investment income to average net assets (%)	1.72	1.14	1.00	0.70	1.41
Portfolio turnover rate (%)	191	145	213	94	161
Net assets, end of period (000)	$48,628	$75,734	$66,879	$27,141	$5,311

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights

	Class D
	Year ended December 31,
	2008	2007	2006(c)
Net Asset Value, Beginning of Period	$195.78	$207.95	$200.55

Income From Investment Operations
Net investment income	2.73 (a)	2.60 (a)	1.80
Net realized and unrealized gain (loss) of investments	(72.39)	6.49	5.60

Total from investment operations	(69.66)	9.09	7.40

Less Distributions
Distributions from net investment income	(2.91)	(1.80)	0.00
Distributions from net realized capital gains	(16.92)	(19.46)	0.00

Total distributions	(19.83)	(21.26)	0.00

Net Asset Value, End of Period	$106.29	$195.78	$207.95

Total Return (%)	(39.0)	4.1	3.7	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	0.81	0.82	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.81	(e)
Ratio of net investment income to average net assets (%)	1.84	1.27	1.25	(e)
Portfolio turnover rate (%)	191	145	213
Net assets, end of period (000)	$131,563	$272,190	$337,462

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$195.49	$207.69	$192.40	$175.93	$156.83

Income From Investment Operations
Net investment income	2.65 (a)	2.49 (a)	2.17	1.29	1.58
Net realized and unrealized gain (loss) of investments	(72.26)	6.48	20.18	16.98	19.48

Total from investment operations	(69.61)	8.97	22.35	18.27	21.06

Less Distributions
Distributions from net investment income	(2.81)	(1.71)	(1.87)	(1.80)	(1.96)
Distributions from net realized capital gains	(16.92)	(19.46)	(5.19)	0.00	0.00

Total distributions	(19.73)	(21.17)	(7.06)	(1.80)	(1.96)

Net Asset Value, End of Period	$106.15	$195.49	$207.69	$192.40	$175.93

Total Return (%)	(39.0)	4.0	11.8	10.5	13.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.86	0.86	0.87	0.88	0.89
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	0.86	0.84	0.87
Ratio of net investment income to average net assets (%)	1.78	1.22	1.05	0.78	1.12
Portfolio turnover rate (%)	191	145	213	94	161
Net assets, end of period (000)	$24,801	$51,617	$60,835	$46,855	$31,192

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was May 2, 2006 for Class D.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The FI Value Leaders Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-12

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-13

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

MSF-14

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had 115,025,550 in capital loss carryforwards expiring on December 31, 2016.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$53,474,329	$41,560,220	$27,683,566	$52,540,461	$—	$—	$81,157,895	$94,100,681

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$11,971,774	$—	$(140,235,014)	$(115,025,550)	$(243,288,790)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(49,422,157)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$1,240,779,571	$0	$1,328,181,558

MSF-15

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$4,191,190	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Fidelity Management & Research Company (“FMR”) was compensated by MetLife Advisers to provide subadvisory services to the Portfolio from January 1, 2008 through April 27, 2008. Effective April 28, 2008, Pyramis Global Advisors, LLC, a wholly owned subsidiary of FMR, became subadviser to the Portfolio and receives compensation for providing subadvisory services thereto.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D and E shares. Under the Distribution and Service Plan, the Class B, D and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose

MSF-16

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Fl Value Leaders Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fl Value Leaders Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2009

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-21

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-22

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

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Metropolitan Series Fund, Inc. Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio) Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Managed by Loomis Sayles & Co., L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

Franklin Advisers, Inc. (“Franklin”), the Portfolio’s subadviser prior to January 5, 2009, prepared this commentary, which addresses the Portfolio’s performance for the one year period ended December 31, 2008. On January 5, 2009, Loomis Sayles & Co., L.P. (“Loomis Sayles”) succeeded Franklin as the subadviser to the Portfolio and the name of the Portfolio was changed from the Franklin Templeton Small Cap Growth Portfolio to the Loomis Sayles Small Cap Growth Portfolio. This commentary and performance does not reflect the management of Loomis Sayles.

For the twelve-month period ended December 31, 2008, the Class A shares of the Loomis Sayles Small Cap Growth Portfolio returned -41.2%, compared to its benchmark, the Russell 2000 Growth Index1, which returned -38.5%. The average return of its peer group, the Lipper Variable Insurance Products2 Small-Cap Growth Funds Universe, was -41.1% over the same period.

PORTFOLIO REVIEW

In 2008, the U.S. economy faltered and The Conference Board’s Consumer Confidence Index fell to an all-time low since it began in 1967. The government’s abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue-chip banks and financial institutions roiled the equity markets. Despite government interventions and massive emergency funding, rapidly weakening manufacturing activity and falling home prices exacerbated the nation’s economic troubles. Jobless claims mounted and the unemployment rate rose to 7.2% by period-end. In early December, the National Bureau of Economic Research officially declared the U.S. economy has been in recession since December 2007. Volatility remained high throughout the reporting period but intensified in the latter half of the year as stocks fluctuated wildly and Treasury prices soared. The year was among the worst in history for U.S. stock market performance, with all major indexes recording double-digit losses. All sectors lost value, and the financials, materials and information technology sectors had the largest declines.

From a sector perspective, the health care, financials and energy sectors weighed on the Portfolio’s performance relative to the Russell 2000 Growth Index for the year under review. In the health care sector, stock selection and an underweighted allocation hurt relative returns, and significant detractors included pharmaceuticals companies K-V Pharmaceutical and Angiotech Pharmaceuticals. Stock selection in the financials and energy sectors also negatively impacted relative returns. In the financials sector, real estate investment trusts FelCor Lodging Trust and iStar Financial, and in the energy sector, oil and gas companies Helix Energy Solutions Group and Mariner Energy, hurt performance. Other key detractors outside of these sectors included aircraft cabin components maker BE Aerospace in the industrials sector and casino gaming operator Penn National Gaming in the consumer discretionary sector.

On a more positive note, stock selection in the industrials, information technology and materials sectors helped relative performance during the reporting period. In the industrials sector, significant performers were charter flight operator Allegiant Travel and automotive technician training school Universal Technical Institute. Key contributors in the information technology sector included digital satellite, networking and signal processing equipment manufacturer ViaSat and specialized imaging systems manufacturer FLIR Systems, and in the materials sector, industrial chemicals producer FMC helped results. Elsewhere in the portfolio, educational services company Strayer Education and eye glasses maker FGX International Holdings in the consumer discretionary sector, and Sequenom and Myriad Genetics in the health care sector were also major contributors. Sequenom makes a sequencing system to analyze DNA variations, while Myriad Genetics produces drugs and diagnostic testing systems aimed at finding and treating specific cancers and AIDS.

Our sector and industry weightings changed incrementally throughout the period, and in line with our investment strategy we invested in companies we believed provided the best trade-off between growth opportunity, business and financial risk, and valuation.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000® companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

Average Annual Returns as of December 31, 2008

	Loomis Sayles Small Cap Growth Portfolio			Russell 2000 Growth Index
	Class A	Class B	Class E
1 Year	-41.2%	-41.3%	-41.3%	-38.5%
5 Year	-4.6	-4.9	-4.8	-2.4
Since Inception	-4.0	-4.2	-4.1	-1.7

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception date of the Class A, Class B and Class E shares is 5/1/01. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
ViaSat, Inc.	3.0%
Quest Software, Inc.	2.6%
Psychiatric Solutions, Inc.	2.4%
FGX International Holdings, Ltd.	2.0%
Sequenom, Inc.	1.9%
Hansen Natural Corp.	1.9%
Power Integrations, Inc.	1.9%
SBA Communications Corp.	1.8%
Huron Consulting Group, Inc.	1.8%
Flir Systems, Inc.	1.8%

Top Sectors

% of Equity Market Value
Information Technology	41.7%
Health Care	13.4%
Consumer Discretionary	12.5%
Industrials	11.7%
Energy	7.1%
Financials	5.2%
Consumer Staples	5.1%
Telecommunication Services	1.9%
Materials	1.4%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Loomis Sayles Small Cap Growth (formerly Franklin Templeton Small Cap Growth)—Class A	Actual	1.03%	$1,000.00	$681.87	$4.35
	Hypothetical	1.03%	$1,000.00	$1,019.90	$5.23

Loomis Sayles Small Cap Growth (formerly Franklin Templeton Small Cap Growth)—Class B	Actual	1.28%	$1,000.00	$681.37	$5.41
	Hypothetical	1.28%	$1,000.00	$1,018.62	$6.49

Loomis Sayles Small Cap Growth (formerly Franklin Templeton Small Cap Growth)—Class E	Actual	1.18%	$1,000.00	$680.83	$4.99
	Hypothetical	1.18%	$1,000.00	$1,019.13	$5.99

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Schedule of Investments as of December 31, 2008

Common Stock—95.0% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.6%
Applied Signal Technology, Inc.	16,245	$291,435
BE Aerospace, Inc. (a)	83,100	639,039
Orbital Sciences Corp. (a)	26,500	517,545
Stanley, Inc. (a)	24,693	894,381

		2,342,400

Air Freight & Logistics—0.4%
Pacer International, Inc.	22,000	229,460

Airlines—1.5%
Allegiant Travel Co. (a)	19,600	951,972

Auto Components—1.2%
Drew Industries, Inc. (a)	52,000	624,000
Tenneco, Inc. (a)	46,100	135,995

		759,995

Beverages—1.9%
Hansen Natural Corp. (a)	37,200	1,247,316

Biotechnology—1.7%
Myriad Genetics, Inc. (a)	16,700	1,106,542

Capital Markets—3.0%
Affiliated Managers Group, Inc. (a)	18,900	792,288
optionsXpress Holdings, Inc.	41,300	551,768
Waddell & Reed Financial, Inc. (Class A)	37,800	584,388

		1,928,444

Chemicals—1.4%
FMC Corp.	20,100	899,073

Commercial & Professional Services—1.4%
Mobile Mini, Inc. (a)	62,700	904,134

Communications Equipment—5.9%
Ixia (a)	167,000	965,260
Riverbed Technology, Inc. (a)	78,300	891,837
ViaSat, Inc. (a)	79,600	1,916,768

		3,773,865

Computers & Peripherals—1.2%
Compellent Technologies, Inc. (a)	66,800	649,964
Xyratex, Ltd. (a)	49,300	145,435

		795,399

Diversified Consumer Services—3.6%
Capella Education Co. (a)	5,300	311,428
K12, Inc. (a)	28,000	533,960
Strayer Education, Inc.	3,500	750,435
Universal Technical Institute, Inc. (a)	40,400	693,668

		2,289,491

Security Description	Shares	Value*

Diversified Financial Services—0.9%
MSCI, Inc. (a)	34,000	$603,840

Electronic Equipment, Instruments & Components—6.9%
Coherent, Inc. (a)	44,000	944,240
FARO Technologies, Inc. (a)	55,000	927,300
FLIR Systems, Inc. (a)	38,000	1,165,840
National Instruments Corp.	14,600	355,656
Trimble Navigation, Ltd. (a)	49,600	1,071,856

		4,464,892

Energy Equipment & Services—2.1%
Dril-Quip, Inc. (a)	26,800	549,668
Helix Energy Solutions Group, Inc. (a)	43,900	317,836
Superior Energy Services, Inc. (a)	30,800	490,644

		1,358,148

Food Products—2.9%
Hain Celestial Group, Inc. (a)	60,700	1,158,763
TreeHouse Foods, Inc. (a)	26,400	719,136

		1,877,899

Health Care Equipment & Supplies—1.9%
American Medical Systems Holdings, Inc. (a)	110,800	996,092
DexCom, Inc. (a)	78,600	216,936

		1,213,028

Health Care Providers & Services—4.6%
MWI Veterinary Supply, Inc. (a)	20,500	552,680
Psychiatric Solutions, Inc. (a)	56,000	1,559,600
VCA Antech, Inc. (a)	44,100	876,708

		2,988,988

Hotels, Restaurants & Leisure—2.5%
Panera Bread Co. (a)	8,200	428,368
Shuffle Master, Inc. (a)	234,600	1,163,616

		1,591,984

Insurance—0.6%
Assured Guaranty, Ltd.	30,800	351,120

Internet & Catalog Retail—0.7%
Gaiam, Inc. (a)	89,600	413,952

Internet Software & Services—2.1%
DealerTrack Holdings, Inc. (a)	52,200	620,658
DivX, Inc. (a)	34,200	178,866
Omniture, Inc. (a)	48,400	514,976

		1,314,500

IT Services—3.9%
Cybersource Corp. (a)	56,500	677,435
Global Payments, Inc.	9,000	295,110
Heartland Payment Systems, Inc.	16,900	295,750

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

IT Services—(Continued)
Sapient Corp. (a)	231,064	$1,025,924
VeriFone Holdings, Inc. (a)	43,100	211,190

		2,505,409

Life Sciences Tools & Services—2.9%
Parexel International Corp.	61,700	599,107
Sequenom, Inc. (a)	63,059	1,251,091

		1,850,198

Machinery—1.2%
Force Protection, Inc. (a)	128,700	769,626

Media—1.3%
Lions Gate Entertainment Corp. (a)	155,500	855,250

Oil, Gas & Consumable Fuels—4.6%
Bill Barrett Corp. (a)	30,500	644,465
Carrizo Oil & Gas, Inc. (a)	42,100	677,810
Mariner Energy, Inc. (a)	82,700	843,540
McMoRan Exploration Co. (a)	81,600	799,680

		2,965,495

Pharmaceuticals—1.6%
Cadence Pharmaceuticals, Inc. (a)	68,994	498,826
Impax Laboratories, Inc. (a) (b)	35,400	251,765
KV Pharmaceutical Co. (a)	55,900	160,992
Penwest Pharmaceuticals Co. (a)	76,400	119,948

		1,031,531

Professional Services—3.0%
FTI Consulting, Inc. (a)	17,500	781,900
Huron Consulting Group, Inc. (a)	20,500	1,174,035

		1,955,935

Real Estate Investment Trusts—0.5%
FelCor Lodging Trust, Inc.	85,700	157,688
iStar Financial, Inc.	74,300	165,689

		323,377

Semiconductors & Semiconductor Equipment—11.2%
Advanced Analogic Technologies, Inc. (a)	46,400	140,128
Atheros Communications, Inc. (a)	58,900	842,859
FormFactor, Inc. (a)	64,700	944,620
Microsemi Corp. (a)	64,620	816,797
Microtune, Inc. (a)	169,000	344,760
NetLogic Microsystems, Inc. (a)	50,800	1,118,108
Power Integrations, Inc.	61,500	1,222,620
Silicon Laboratories, Inc. (a)	41,000	1,015,980
Varian Semiconductor Equipment Associates, Inc. (a)	42,400	768,288

		7,214,160

Software—8.4%
Ansys, Inc. (a)	35,800	998,462
Bottomline Technologies, Inc. (a)	150,300	1,067,130

Security Description	Shares	Value*

Software—(Continued)
EPIQ Systems, Inc. (a)	38,300	$639,993
Nuance Communications, Inc. (a)	101,500	1,051,540
Quest Software, Inc. (a)	132,000	1,661,880

		5,419,005

Specialty Retail—0.6%
Tractor Supply Co. (a)	11,100	401,154

Textiles, Apparel & Luxury Goods—2.0%
FGX International Holdings, Ltd. (a)	95,265	1,308,941

Wireless Telecommunication Services—1.8%
SBA Communications Corp. (a)	72,400	1,181,568

Total Common Stock (Identified Cost $89,699,925)		61,188,091

Short Term Investments—4.9%
Security Description	Face Amount/Shares	Value*

Discount Notes—4.9%
Federal Home Loan Bank 0.020%, 01/02/09	$3,135,000	3,135,000

Mutual Funds—0.0%
State Street Navigator Securities Lending Prime Portfolio (c)	6,656	6,656

Total Short Term Investments (Identified Cost $3,141,656)		3,141,656

Total Investments—99.9% (Identified Cost $92,841,581) (d)		64,329,747
Other assets less liabilities		79,148

Total Net Assets—100%		$64,408,895

(a)	Non-Income Producing.
(b)	Security was valued in good faith under procedures established by the Board of Directors.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $96,419,417 and the composition of unrealized appreciation and depreciation of investment securities was $2,237,211 and $(34,326,881), respectively.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$60,942,982	$0
Level 2 - Other Significant Observable Inputs	3,135,000	0
Level 3 - Significant Unobservable Inputs	251,765	0
Total	$64,329,747	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments In Securities	Other Financial Instruments
Balance as of January 1, 2008	$0	$0
Transfers in (Out) of Level 3	392,940	0
Accrued discounts/premiums	0	0
Realized Gain (Loss)	0	0
Change in unrealized appreciation (depreciation)	(141,175)	0
Net Purchases (Sales)	0	0
Balance as of December 31, 2008	$251,765	$0

MSF-7

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$64,329,747
Cash		1,287,527
Receivable for:
Securities sold		133,282
Fund shares sold		248,847
Accrued interest and dividends		12,802

Total Assets		66,012,205
Liabilities
Payable for:
Securities purchased	$1,477,688
Fund shares redeemed	31,594
Collateral for securities loaned	6,656
Accrued expenses:
Management fees	45,795
Service and distribution fees	8,783
Other expenses	32,794

Total Liabilities		1,603,310

Net Assets		$64,408,895

Net assets consists of:
Capital paid in		$109,474,365
Accumulated net realized losses		(16,553,636)
Unrealized depreciation on investments		(28,511,834)

Net Assets		$64,408,895

Computation of offering price:
Class A
Net asset value and redemption price per share ($17,472,537 divided by 3,077,456 shares outstanding)		$5.68

Class B
Net asset value and redemption price per share ($41,041,132 divided by 7,384,623 shares outstanding)		$5.56

Class E
Net asset value and redemption price per share ($5,895,226 divided by 1,050,147 shares outstanding)		$5.61

(a) Identified cost of investments		$92,841,581

(b) Includes cash collateral for securities loaned of		$6,656

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$349,009
Interest		460,372 (a)

		809,381
Expenses
Management fees	$1,025,579
Service and distribution fees—Class B	135,638
Service and distribution fees—Class E	13,329
Directors’ fees and expenses	31,907
Custodian	32,006
Audit and tax services	36,941
Legal	1,831
Printing	37,885
Insurance	1,817
Miscellaneous	10,720

Total expenses	1,327,653
Expense reductions	(6,539)	1,321,114

Net Investment Loss		(511,733)

Realized and Unrealized Loss
Realized loss on:
Investments—net		(16,414,620)
Change in unrealized depreciation on:
Investments—net		(35,087,043)

Net loss		(51,501,663)

Net Decrease in Net Assets From Operations		$(52,013,396)

(a)	Includes income on securities loaned of $399,219.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment loss	$(511,733)	$(731,560)
Net realized gain (loss)	(16,414,620)	14,137,156
Unrealized depreciation	(35,087,043)	(6,937,321)

Increase (decrease) in net assets from operations	(52,013,396)	6,468,275

From Distributions to Shareholders
Net realized gain
Class A	(6,691,563)	(5,293,797)
Class B	(5,721,495)	(4,633,068)
Class E	(955,207)	(1,001,053)

	(13,368,265)	(10,927,918)

Tax return of capital
Class A	(15,093)	0
Class B	(12,905)	0
Class E	(2,155)	0

	(30,153)	0

Total distributions	(13,398,418)	(10,927,918)

Increase (decrease) in net assets from capital share transactions	(28,453,118)	22,309,401

Net increase (decrease) in net assets	(93,864,932)	17,849,758

Net Assets
Beginning of the period	158,273,827	140,424,069

End of the period	$64,408,895	$158,273,827

Undistributed Net Investment Income (Loss)
End of the period	$—	$80,296

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	1,351,423	$11,485,843	3,263,897	$36,568,942
Reinvestments	791,813	6,706,656	482,131	5,293,797
Redemptions	(6,374,207)	(52,548,377)	(1,330,391)	(14,836,222)

Net increase (decrease)	(4,230,971)	$(34,355,878)	2,415,637	$27,026,517

Class B
Sales	1,618,617	$12,117,806	1,530,985	$16,749,341
Reinvestments	690,892	5,734,400	428,591	4,633,068
Redemptions	(1,356,426)	(10,635,792)	(2,318,672)	(25,544,811)

Net increase (decrease)	953,083	$7,216,414	(359,096)	$(4,162,402)

Class E
Sales	69,302	$499,063	192,468	$2,141,471
Reinvestments	114,244	957,362	91,924	1,001,053
Redemptions	(339,372)	(2,770,079)	(334,403)	(3,697,238)

Net decrease	(155,826)	$(1,313,654)	(50,011)	$(554,714)

Increase (decrease) derived from capital share transactions		$(28,453,118)		$22,309,401

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Financial Highlights

	Class A
	Year ended December 31,
	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$10.68		$10.94		$10.43	$10.35	$9.29

Income From Investment Operations
Net investment loss	(0.03	)(a)	(0.04	)(a)	(0.05)	(0.05)	(0.08)
Net realized and unrealized gain (loss) of investments	(4.08)		0.57		1.11	0.48	1.14

Total from investment operations	(4.11)		0.53		1.06	0.43	1.06

Less Distributions
Distributions from net realized capital gains	(0.89	)(d)	(0.79)		(0.55)	(0.35)	0.00

Total distributions	(0.89)		(0.79)		(0.55)	(0.35)	0.00

Net Asset Value, End of Period	$5.68		$10.68		$10.94	$10.43	$10.35

Total Return (%)	(41.2)		4.5		10.0	4.7	11.4
Ratio of operating expenses to average net assets before expense reductions (%)	1.03		1.01		1.09	1.13	1.15
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.03		1.01		1.07	1.11	1.15
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	N/A		N/A		1.09	1.13	1.15
Ratio of net investment loss to average net assets (%)	(0.31)		(0.33)		(0.45)	(0.52)	(0.80)
Portfolio turnover rate (%)	68		60		68	52	50
Net assets, end of period (000)	$17,473		$78,029		$53,521	$33,042	$31,892

	Class B
	Year ended December 31,
	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$10.49		$10.79		$10.32	$10.27	$9.24

Income From Investment Operations
Net investment loss	(0.05	)(a)	(0.07	)(a)	(0.08)	(0.05)	(0.08)
Net realized and unrealized gain (loss) of investments	(3.99)		0.56		1.10	0.45	1.11

Total from investment operations	(4.04)		0.49		1.02	0.40	1.03

Less Distributions
Distributions from net realized capital gains	(0.89	)(d)	(0.79)		(0.55)	(0.35)	0.00

Total distributions	(0.89)		(0.79)		(0.55)	(0.35)	0.00

Net Asset Value, End of Period	$5.56		$10.49		$10.79	$10.32	$10.27

Total Return (%)	(41.3)		4.3		9.7	4.4	11.1
Ratio of operating expenses to average net assets before expense reductions (%)	1.28		1.26		1.34	1.38	1.40
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.28		1.26		1.32	1.36	1.40
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	N/A		N/A		1.34	1.38	1.40
Ratio of net investment loss to average net assets (%)	(0.58)		(0.59)		(0.72)	(0.73)	(1.05)
Portfolio turnover rate (%)	68		60		68	52	50
Net assets, end of period (000)	$41,041		$67,487		$73,262	$61,746	$34,664

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Financial Highlights

	Class E
	Year ended December 31,
	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$10.58		$10.86		$10.37	$10.31	$9.27

Income From Investment Operations
Net investment loss	(0.04	)(a)	(0.05	)(a)	(0.07)	(0.07)	(0.09)
Net realized and unrealized gain (loss) of investments	(4.04)		0.56		1.11	0.48	1.13

Total from investment operations	(4.08)		0.51		1.04	0.41	1.04

Less Distributions
Distributions from net realized capital gains	(0.89	)(d)	(0.79)		(0.55)	(0.35)	0.00

Total distributions	(0.89)		(0.79)		(0.55)	(0.35)	0.00

Net Asset Value, End of Period	$5.61		$10.58		$10.86	$10.37	$10.31

Total Return (%)	(41.3)		4.5		9.9	4.5	11.2
Ratio of operating expenses to average net assets before expense reductions (%)	1.18		1.16		1.24	1.28	1.30
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.18		1.16		1.22	1.26	1.30
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	N/A		N/A		1.24	1.28	1.30
Ratio of net investment loss to average net assets (%)	(0.48)		(0.50)		(0.62)	(0.67)	(0.95)
Portfolio turnover rate (%)	68		60		68	52	50
Net assets, end of period (000)	$5,895		$12,758		$13,641	$14,051	$14,545

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	The Portfolio had previously entered into a contractual agreement to limit Portfolio expenses. This agreement expired in 2006.
(d)	Includes tax return of capital distribution that was less than $(0.01).

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth) (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-12

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Notes to Financial Statements—December 31, 2008—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign

MSF-13

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Notes to Financial Statements—December 31, 2008—(Continued)

withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of

MSF-14

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Notes to Financial Statements—December 31, 2008—(Continued)

its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had $11,523,447 in capital loss carryforwards expiring on December 31, 2016.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$1,957,737	$2,576,163	$11,410,528	$8,351,755	$30,153	$—	$13,398,418	$10,927,918

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$—	$—	$(32,089,670)	$(11,523,447)	$(43,613,117)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(1,452,353)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$76,779,781	$0	$119,726,297

MSF-15

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Notes to Financial Statements—December 31, 2008—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$1,025,579	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Franklin Advisors, Inc. was compensated by MetLife Advisers to provide subadvisory services for the Portfolio during the year ended December 31, 2008.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may

MSF-16

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Notes to Financial Statements—December 31, 2008—(Continued)

default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

On November 7, 2008, the Board of Directors of the Fund approved a new Subadvisory Agreement (the “Agreement”) with respect to the Portfolio between MetLife Advisers and Loomis, Sayles & Company, L.P. (“Loomis Sayles”). The Agreement is not subject to shareholder approval and became effective January 5, 2009. The Advisory Agreement between the Fund, with respect to the Portfolio, and MetLife Advisers will remain in effect and fees payable thereunder to MetLife Advisers will not change. MetLife Advisers has voluntarily agreed, for the period January 5, 2009 through April 30, 2009, to reduce its advisory fee to the effective annual rate of 0.85% for the first $100 million of the Portfolio’s average daily net assets and to the effective annual rate of 0.80% for amounts over $100 million. Under the Agreement, Loomis Sayles became subadviser to the Portfolio, succeeding Franklin Advisers, Inc., and became responsible for the day-to-day management of the Portfolio’s investment operations under the oversight of MetLife Advisers and the Board. The name of the Franklin Templeton Small Cap Growth Portfolio changed to the “Loomis Sayles Small Cap Growth Portfolio” at the time the Agreement took effect.

8.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Small Cap Growth Portfolio (formerly, Franklin Templeton Small Cap Growth Portfolio) (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Growth Fund of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2009

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-21

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-22

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Growth Portfolio (formerly Franklin Templeton Small Cap Growth Portfolio)

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

Certain Matters Relating to Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio) (the “Small Cap Growth Portfolio”). At the November 6-7, 2008 Board meeting, the Board approved a change of subadviser for the Small Cap Growth Portfolio from Franklin Advisers, Inc. (“Franklin Advisers”) to Loomis, Sayles & Company, L.P. (“Loomis Sayles”).

In making the determination to approve the change in subadviser for the Small Cap Growth Portfolio, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to both the existing Subadvisory Agreement with Franklin Advisers and the proposed Subadvisory Agreement with Loomis Sayles. In addition to these factors, the Board also considered as relevant:

•	the experience, investment style and investment performance history of Loomis Sayles as portfolio manager;

•	that the terms of the proposed Subadvisory Agreement with Loomis Sayles was substantially similar to the Small Cap Growth Portfolio’s existing Subadvisory Agreement with Franklin Advisers;

•

that the subadvisory fee schedule for Loomis Sayles set forth in the proposed Subadvisory Agreement was lower than the fee schedule in the existing Subadvisory Agreement and that MetLife Advisers had agreed to waive a portion of its advisory fee in light of the lower subadvisory fee schedule.

•	the expected transition costs of the change of subadviser; and

•

that the preferred date of the change of subadviser was January 5, 2009 and the desirability, in order to facilitate an orderly transition of subadvising functions, of extending the existing Subadvisory Agreement with Franklin Advisers from its scheduled expiration date of December 31, 2008 until January 5, 2009.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the continuation of the existing Subadvisory Agreement relating to the Small Cap Growth Portfolio through January 5, 2009 and to approve the proposed Subadvisory Agreement relating to such Portfolio with Loomis Sayles, effective January 5, 2009 through January 4, 2011.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. Harris Oakmark Focused Value Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Managed by Harris Associates, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the Harris Oakmark Focused Value Portfolio returned -46.0%, compared to its benchmark, the Russell Midcap Index1, which returned -41.5%. The average return of its peer group, the Lipper Variable Insurance Products2 Mid-Cap Value Funds Universe, was -38.7% over the same period.

PORTFOLIO REVIEW

The extraordinary market volatility throughout the year greatly impacted stocks across the board in the Portfolio. We now know the recession started over a year ago. Every statistic released in recent months confirms significant economic weakness, and the reported GDP decline of this cycle may surpass that of every economic downturn since the Great Depression. Stock selection in the industrials, energy, and materials sectors had the most positive impact on performance for the year relative to both the Russell Midcap Value and Russell Midcap indices. However, performance was pulled back primarily by financial holdings. Health care holdings also weighed on relative results for the year.

As of December 31, 2008, the Portfolio held 25 securities across a variety of industries. During the year, there were a number of changes to the composition of the Portfolio. We initiated positions in Advance Auto Parts, CarMax, Cintas, Dr. Pepper Snapple Group, Franklin Resources, ITT Corporation, Legg Mason, National Oilwell Varco, Snap-on, Starwood Hotels & Resorts, Waters Corporation, and XTO Energy. We eliminated our positions in Cablevision Systems, International Rectifier, International Flavors and Fragrances, Liberty Capital, Liberty Interactive, McDonald’s, MDS, Micron Technology, Sovereign Bancorp, Tenet Healthcare, Timerberland, Time Warner, and Virgin Media during the period.

Franklin Resources, XTO Energy, and National Oilwell Varco—all new to the Portfolio—had the most positive impact on performance during the period. Franklin Resources has weathered the storm better than its asset management peers thanks in part to a significant percentage of assets under management in fixed income investments. Despite tough conditions for asset managers the company should, in our view, maintain stability due to a large net cash position and improved performance at its Templeton and Mutual Series Fund groups.

XTO’s stock performed well after being added to the Portfolio in the fourth quarter, even with continued declines in spot oil and gas prices. The company recently projected 2009 production growth of 18% and announced it has hedged over 90% of 2009 production and over 40% of 2010 production. With these hedges and a reduced capital spending budget, we believe that XTO should generate free cash flow of $2 billion next year, which can be used to pay down debt.

National Oilwell Varco was added during the fourth quarter following the stock’s significant price decline. The company’s industry leading technology will allow it to benefit from any increase in rig construction, drilling activity, and shale exploration.

Merrill Lynch, National Semiconductor, and Legg Mason had the most negative impact on performance during the period. Merrill Lynch’s shares were down most of the year and continued to suffer ahead of its acquisition by Bank of America at year-end. Upon completion of this transaction our Merrill shares will be exchanged for shares of the bank. We believe that Bank of America was attractively valued with a very strong balance sheet and we elected to retain those shares in the Portfolio.

National Semiconductor’s shares were down during the last half of the year as the company reported weak sales and earnings. The global economic downturn has significantly decreased demand for electronic equipment, and the company’s capacity utilization could fall near 40% in 2009. In spite of these macroeconomic factors, we are confident in management’s ability to continue shifting the business to high margin products, and we find the stock quite attractive at this discounted level.

Legg Mason’s stock price also dropped significantly starting mid-year as the firm has had a challenging time due to declining assets under management, poor investment performance and losses from its exposure to Structured Investment Vehicles (SIVs). Legg Mason has made progress in reducing its SIV exposure and has improved performance and client communication at its asset management subsidiaries.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Russell Midcap® Index is an unmanaged measure of performance of the 800 smallest companies in the Russell 1000 Index.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP INDEX

Average Annual Returns as of December 31, 2008

	Harris Oakmark Focused Value Portfolio			Russell MidCap Index
	Class A	Class B	Class E
1 Year	-46.0%	-46.1%	-46.1%	-41.5%
5 Year	-7.3	-7.6	-7.5	-0.7
10 Year	2.5	—	—	3.2
Since Inception	—	-0.8	-1.1	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/30/93, 2/20/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Intel Corp.	7.4%
Robert Half International, Inc.	6.6%
Teradata Corp.	5.2%
Legg Mason, Inc.	4.9%
National Semiconductor Corp.	4.6%
Tiffany & Co.	4.4%
Starwood Hotels & Resorts Worldwide, Inc.	4.4%
Advance Auto Parts, Inc.	4.3%
Dr. Pepper Snapple Group, Inc.	4.2%
Avon Products, Inc.	4.2%

Top Sectors

% of Equity Market Value
Consumer Discretionary	23.4%
Financials	20.5%
Information Technology	19.9%
Industrials	13.2%
Health Care	9.9%
Consumer Staples	9.0%
Energy	4.1%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Harris Oakmark Focused Value—Class A(a)	Actual	0.77%	$1,000.00	$634.43	$3.16
	Hypothetical	0.77%	$1,000.00	$1,021.22	$3.91

Harris Oakmark Focused Value—Class B(a)	Actual	1.02%	$1,000.00	$633.68	$4.19
	Hypothetical	1.02%	$1,000.00	$1,019.95	$5.18

Harris Oakmark Focused Value—Class E(a)	Actual	0.92%	$1,000.00	$634.00	$3.78
	Hypothetical	0.92%	$1,000.00	$1,020.46	$4.67

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—94.3% of Total Net Assets

Security Description	Shares	Value*

Beverages—4.2%
Dr. Pepper Snapple Group, Inc. (a)	2,219,600	$36,068,500

Capital Markets—15.1%
Franklin Resources, Inc.	500,000	31,890,000
Legg Mason, Inc. (b)	1,900,000	41,629,000
Merrill Lynch & Co., Inc.	2,600,000	30,264,000
Morgan Stanley	1,600,000	25,664,000

		129,447,000

Commercial & Professional Services—1.7%
Cintas Corp.	620,100	14,404,923

Computers & Peripherals—6.8%
Dell, Inc. (a)	1,293,326	13,243,658
Teradata Corp. (a)	3,000,000	44,490,000

		57,733,658

Consumer Finance—4.2%
Discover Financial Services	3,762,401	35,855,682

Energy Equipment & Services—1.9%
National Oilwell Varco, Inc. (a)	650,000	15,886,000

Health Care Equipment & Supplies—3.4%
Hospira, Inc. (a)	1,100,000	29,502,000

Hotels, Restaurants & Leisure—7.7%
Starwood Hotels & Resorts Worldwide, Inc. (b)	2,100,000	37,590,000
Yum! Brands, Inc.	900,000	28,350,000

		65,940,000

Household Durables—3.4%
Snap-on, Inc.	731,300	28,798,594

Life Sciences Tools & Services—5.8%
PerkinElmer, Inc.	2,581,855	35,913,603
Waters Corp. (a)	382,200	14,007,630

		49,921,233

Machinery—4.2%
ITT Corp.	780,000	35,872,200

Oil, Gas & Consumable Fuels—2.0%
XTO Energy, Inc.	494,400	17,437,488

Personal Products—4.2%
Avon Products, Inc.	1,500,000	36,045,000

Professional Services—6.6%
Robert Half International, Inc. (b)	2,700,000	56,214,000

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—12.0%
Intel Corp. (b)	4,300,000	$63,038,000
National Semiconductor Corp.	3,900,000	39,273,000

		102,311,000

Specialty Retail—11.1%
Advance Auto Parts, Inc.	1,100,000	37,015,000
Carmax, Inc. (a) (b)	2,523,900	19,888,332
Tiffany & Co. (b)	1,600,000	37,808,000

		94,711,332

Total Common Stock (Identified Cost $1,288,377,002)		806,148,610

Short Term Investments—14.7%
Security Description	Shares/Face Amount	Value*

Mutual Funds—9.7%
State Street Navigator Securities Lending Prime Portfolio (c)	82,698,343	82,698,343

Repurchase Agreement—5.0%
State Street Repurchase Agreement dated 12/31/08 at 0.010% to be repurchased at $42,712,024 on 01/02/09, collateralized by $43,080,000 Federal Home Loan Bank at 2.730% due 06/10/09 with a value of $43,566,804.	$42,712,000	42,712,000

Total Short Term Investments (Identified Cost $125,410,343)		125,410,343

Total Investments—109.0% (Identified Cost $1,413,787,345) (d)		931,558,953
Liabilities in excess of other assets		(76,845,544)

Total Net Assets—100%		$854,713,409

(a)	Non-Income Producing.
(b)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $82,907,111 and the collateral received consisted of cash in the amount of $82,698,343. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $1,416,445,910 and the composition of unrealized appreciation and depreciation of investment securities was $24,832,902 and $(509,719,859), respectively.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$888,846,953	$0
Level 2 - Other Significant Observable Inputs	42,712,000	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$931,558,953	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-6

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$931,558,953
Cash		131
Receivable for:
Securities sold		1,667,344
Fund shares sold		4,427,771
Accrued interest and dividends		3,565,579

Total Assets		941,219,778
Liabilities
Payable for:
Securities purchased	$3,038,565
Fund shares redeemed	248,701
Collateral for securities loaned	82,698,343
Accrued expenses:
Management fees	411,026
Service and distribution fees	64,804
Deferred directors’ fees	10,705
Other expenses	34,225

Total Liabilities		86,506,369

Net Assets		$854,713,409

Net assets consists of:
Capital paid in		$1,606,274,777
Undistributed net investment income		9,703,696
Accumulated net realized losses		(279,036,672)
Unrealized depreciation on investments		(482,228,392)

Net Assets		$854,713,409

Computation of offering price:
Class A
Net asset value and redemption price per share ($493,389,738 divided by 4,656,940 shares outstanding)		$105.95

Class B
Net asset value and redemption price per share ($261,948,059 divided by 2,535,824 shares outstanding)		$103.30

Class E
Net asset value and redemption price per share ($99,375,612 divided by 950,519 shares outstanding)		$104.55

(a) Identified cost of investments		$1,413,787,345

(b) Includes cash collateral for securities loaned of		$82,698,343

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$19,639,322
Interest		2,204,558 (a)

		21,843,880
Expenses
Management fees	$10,228,259
Service and distribution fees—Class B	1,023,634
Service and distribution fees—Class E	236,343
Directors’ fees and expenses	22,787
Custodian	102,738
Audit and tax services	36,941
Legal	23,418
Printing	293,938
Insurance	22,007
Miscellaneous	27,837

Total expenses	12,017,902
Management fee waivers	(3,853)	12,014,049

Net Investment Income		9,829,831

Realized and Unrealized Loss
Realized gain (loss) on:
Investments—net	(280,925,905)
Futures contracts—net	1,889,233
Foreign currency transactions—net	2,124	(279,034,548)

Change in unrealized depreciation on:
Investments—net		(474,093,714)

Net loss		(753,128,262)

Net Decrease in Net Assets From Operations		$(743,298,431)

(a)	Includes income on securities loaned of $1,374,286.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$9,829,831	$4,409,984
Net realized gain (loss)	(279,034,548)	187,656,215
Change in unrealized depreciation	(474,093,714)	(339,762,441)

Decrease in net assets from operations	(743,298,431)	(147,696,242)

From Distributions to Shareholders
Net investment income
Class A	(3,843,469)	(6,924,948)
Class B	(163,747)	(2,104,620)
Class E	(283,999)	(1,101,719)

	(4,291,215)	(10,131,287)

Net realized gain
Class A	(118,433,659)	(152,693,942)
Class B	(49,938,152)	(81,495,708)
Class E	(19,246,959)	(32,760,337)

	(187,618,770)	(266,949,987)

Total distributions	(191,909,985)	(277,081,274)

Increase (decrease) in net assets from capital share transactions	(226,948,280)	271,078,146

Net decrease in net assets	(1,162,156,696)	(153,699,370)

Net Assets
Beginning of the period	2,016,870,105	2,170,569,475

End of the period	$854,713,409	$2,016,870,105

Undistributed Net Investment Income
End of the period	$9,703,696	$4,251,884

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	1,066,502	$164,423,922	1,469,045	$360,559,728
Reinvestments	677,023	122,277,128	658,195	159,618,890
Redemptions	(2,779,087)	(497,467,176)	(1,004,853)	(251,059,673)

Net increase (decrease)	(1,035,562)	$(210,766,126)	1,122,387	$269,118,945

Class B
Sales	245,342	$36,268,149	353,452	$86,105,779
Reinvestments	284,041	50,101,899	352,283	83,600,328
Redemptions	(558,388)	(92,348,517)	(663,348)	(160,295,991)

Net increase (decrease)	(29,005)	$(5,978,469)	42,387	$9,410,116

Class E
Sales	89,986	$11,844,253	78,053	$18,644,557
Reinvestments	109,478	19,530,958	141,221	33,862,056
Redemptions	(254,653)	(41,578,896)	(245,487)	(59,957,528)

Net decrease	(55,189)	$(10,203,685)	(26,213)	$(7,450,915)

Increase (decrease) derived from capital share transactions		$(226,948,280)		$271,078,146

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$219.43	$269.23	$265.37	$243.86	$224.26

Income From Investment Operations
Net investment income	1.29 (a)	0.73 (a)	1.41	0.78	0.23
Net realized and unrealized gain (loss) of investments	(93.36)	(15.83)	28.89	23.48	21.85

Total from investment operations	(92.07)	(15.10)	30.30	24.26	22.08

Less Distributions
Distributions from net investment income	(0.67)	(1.51)	(0.83)	(0.11)	(0.10)
Distributions from net realized capital gains	(20.74)	(33.19)	(25.61)	(2.64)	(2.38)

Total distributions	(21.41)	(34.70)	(26.44)	(2.75)	(2.48)

Net Asset Value, End of Period	$105.95	$219.43	$269.23	$265.37	$243.86

Total Return (%)	(46.0)	(6.8)	12.5	10.0	9.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	0.75	0.78	0.77	0.78
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.75	0.78	0.77	0.78
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.78	0.76	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.77	0.30	0.60	0.35	0.15
Portfolio turnover rate (%)	58	68	50	25	16
Net assets, end of period (000)	$493,390	$1,249,122	$1,230,429	$1,024,615	$809,906

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$214.35	$263.76	$260.34	$239.96	$221.17

Income From Investment Operations
Net investment income (loss)	0.92 (a)	0.10 (a)	0.91	0.22	(0.24)
Net realized and unrealized gain (loss) of investments	(91.16)	(15.46)	28.36	22.80	21.41

Total from investment operations	(90.24)	(15.36)	29.27	23.02	21.17

Less Distributions
Distributions from net investment income	(0.07)	(0.86)	(0.24)	0.00	0.00
Distributions from net realized capital gains	(20.74)	(33.19)	(25.61)	(2.64)	(2.38)

Total distributions	(20.81)	(34.05)	(25.85)	(2.64)	(2.38)

Net Asset Value, End of Period	$103.30	$214.35	$263.76	$260.34	$239.96

Total Return (%)	(46.1)	(7.1)	12.2	9.7	9.7
Ratio of operating expenses to average net assets before expense reductions (%)	1.03	1.00	1.03	1.02	1.03
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	1.00	1.03	1.02	1.03
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.03	1.01	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.57	0.04	0.35	0.10	(0.09)
Portfolio turnover rate (%)	58	68	50	25	16
Net assets, end of period (000)	$261,948	$549,779	$665,313	$613,215	$578,991

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$216.73	$266.33	$262.59	$241.77	$222.60

Income From Investment Operations
Net investment income	1.07 (a)	0.34 (a)	1.21	0.49	0.04
Net realized and unrealized gain (loss) of investments	(92.21)	(15.63)	28.59	22.97	21.51

Total from investment operations	(91.14)	(15.29)	29.80	23.46	21.55

Less Distributions
Distributions from net investment income	(0.30)	(1.12)	(0.45)	0.00	0.00
Distributions from net realized capital gains	(20.74)	(33.19)	(25.61)	(2.64)	(2.38)

Total distributions	(21.04)	(34.31)	(26.06)	(2.64)	(2.38)

Net Asset Value, End of Period	$104.55	$216.73	$266.33	$262.59	$241.77

Total Return (%)	(46.1)	(7.0)	12.3	9.8	9.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.93	0.90	0.93	0.92	0.93
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	0.90	0.93	0.92	0.93
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.93	0.91	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.66	0.14	0.44	0.19	0.00
Portfolio turnover rate (%)	58	68	50	25	16
Net assets, end of period (000)	$99,376	$217,969	$274,828	$290,264	$280,856

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Harris Oakmark Focused Value Portfolio (the “Portfolio”) is a non-diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-11

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken

MSF-13

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had $202,228,604 in capital loss carryforwards expiring on December 31, 2016.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$57,371,161	$10,227,819	$134,538,824	$266,853,455	$—	$—	$191,909,985	$277,081,274

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$9,716,064	$—	$(484,886,957)	$(202,228,604)	$(677,399,497)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(74,149,503)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$771,110,088	$0	$1,085,587,139

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$10,228,259	0.750%	Of the first $1 billion
	0.700%	Of the next $1.5 billion
	0.675%	Of the next $2.5 billion
	0.650%	On amounts in excess of $5 billion

MSF-14

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Management Fee Waivers:

Effective January 1, 2007 to January 6, 2008, a new subadvisory fee schedule was adopted for the Portfolio, under which the subadvisory fee for the Portfolio was calculated based on the combined average daily net assets for the Portfolio and the Harris Oakmark Large Cap Value Portfolio (collectively, the “Harris Portfolios”). In connection with this change in the subadvisory fee schedule, MetLife Advisers has agreed, pursuant to an expense agreement effective January 1, 2007 to January 6, 2008, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio by the following amount: the difference between (i) the subadvisory fee that MetLife Advisers actually pays Harris Associates, L.P. with respect to such class of the Portfolio; and (ii) the subadvisory fee that MetLife Advisers would pay Harris Associates, L.P. with respect to such class of the Portfolio after applying the new subadvisory fee schedule for the Portfolio that took effect January 1, 2007 but without combining the assets of the Harris Portfolios for purposes of calculating such fee. This combined subadvisory fee schedule and corresponding fee waiver was discontinued effective January 7, 2008.

Amounts waived for the year ended December 31, 2008 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of

MSF-15

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	SUBSEQUENT EVENTS:

On January 27, 2009, the Board of Directors of the Fund determined that is was appropriate to solicit shareholders of the Portfolio regarding the approval of a new subadvisory agreement (the “New Subadvisory Agreement”) with respect to the Portfolio between MetLife Advisers and Artisan Partners Limited Partnership, and an amended and restated advisory agreement (the “Amended Advisory Agreement”, and together with the New Subadvisory Agreement, the “Agreements”) between the Fund, on behalf of the Portfolio, and MetLife Advisers. On or about April 30, 2009, the shareholders of the Portfolio will consider the approval of the Agreements. If approved by shareholders, the Agreements will go into effect on or about May 1, 2009.

8.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Harris Oakmark Focused Value Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Harris Oakmark Focused Value Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2009

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-19

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-20

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-21

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-22

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-23

Simplify your life…

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Metropolitan Series Fund, Inc. Jennison Growth Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Managed by Jennison Associates, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the Jennison Growth Portfolio returned -36.4%, compared to its benchmark, the Russell 1000 Growth Index1, which returned -38.4%. The average return of its peer group, the Lipper Variable Insurance Products2 Large-Cap Growth Funds Universe, was -41.7% over the same period.

PORTFOLIO REVIEW

The fiscal year ended December 31, 2008, was a difficult time for virtually all equity styles and sectors. Problems in the subprime mortgage market spread throughout the financial system, creating a full-blown liquidity/credit crisis that roiled global markets. The third quarter of the year proved exceptionally tumultuous, culminating in an alarming series of events: the US government’s providing of credit assistance to Fannie Mae, Freddie Mac, and AIG; the failure of Lehman Brothers; the distressed sales of the commercial banking franchises of Washington Mutual and Wachovia; Bank of America’s acquisition of Merrill Lynch; and the conversion of investment banks, Goldman Sachs and Morgan Stanley, to commercial banks.

With an unprecedented level of coordination and cooperation, the U.S. Treasury Department and the Federal Reserve presided over efforts to resuscitate credit markets and stabilize the financial system, culminating in the creation of the $700 billion Troubled Asset Relief Program (TARP). Toward the end of the year, financial market liquidity conditions showed some improvement from the panicked conditions of the fall, but this did little to rekindle either borrowers’ demand for funds or lenders’ willingness to lend.

The ongoing correction in the housing market, debt deflation, rising unemployment, and sluggish production and consumption patterns increasingly pointed to the most severe recession in recent history, as the effects of the credit crisis worked through the real economy. Inflation worries dissipated, as commodity prices fell sharply. Crude oil closed the year at just under $45 per barrel, leading to a five-year low in U.S. gasoline prices. In an effort to stimulate growth, the Federal Open Market Committee lowered the fed funds rate over the year, from 4.25% to a record low 0.25%.

Corporations across the globe offered cautious outlooks for 2009. Significant cost-savings plans were announced, including both workforce reductions and capital-expenditure cuts. Completing the worst year since 1937, stock markets fell along with corporate bond prices, reflecting the difficult outlook and expectations of reduced solvency.

Growth stocks, as reflected by the Russell 1000 Growth benchmark’s 38.4% decline, underperformed the S&P 500, which fell 37.0%. Returns were negative in every sector of both indices, with declines in the growth benchmark exceeding 40% in financials, energy, materials, utilities, information technology, and telecommunication services. Losses in consumer staples, although substantial, were comparatively modest.

The Portfolio is built from the bottom up, with stocks selected one at a time, based on fundamental analysis of individual companies. An overweight position and stock selection in the health care sector contributed to positive relative performance, as Genentech, Gilead Sciences, and Roche posted gains. Genentech’s best-selling drug Avastin was approved by the Food and Drug Administration to treat breast cancer. Shares of the biotechnology leader got an additional boost when its majority shareholder, Roche, offered to acquire the remaining interest in the company it doesn’t already own at a premium to the prevailing market price. Biopharmaceutical company Gilead’s strong franchise in AIDS therapeutics and its Tamiflu royalty stream are funding the development of early pipeline products.

Security selection also contributed positively to relative return in materials, financials, and consumer discretionary.

Security selection detracted from return in the information technology sector, where Google, Apple, and Research in Motion declined. Google fell on worries that a slowing economy would curtail spending on online advertising. Apple came under pressure on signs that personal computer sales are slowing and on concerns that the market’s upper-end, which Apple’s Mac franchise dominates, is not immune. Research in Motion’s sales growth remained robust, but declining margins reflected increased concessions to carriers, start-up costs associated with new phone models, currency exchange headwinds, and higher component costs.

Stock-picking was also detrimental in industrials, where ABB and McDermott International fell. ABB, which provides power and automation technologies, had been benefiting from booming global end markets, technology-derived product differentiation, and leading market share. However, the financial crisis and global slowdown raised concerns that significant infrastructure investments would be curtailed and that falling commodity prices would weaken ABB’s pricing power. Global engineering and construction company McDermott International fell on weak oil and gas drilling results. We eliminated our positions in both companies in October.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 GROWTH INDEX

Average Annual Returns as of December 31, 2008

	Jennison Growth Portfolio			Russell 1000 Growth Index
	Class A	Class B	Class E
1 Year	-36.4%	-36.5%	-36.6%	-38.4%
5 Year	-1.9	-2.2	—	-3.4
Since Inception	-1.4	-1.7	-3.3	-1.9

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/02, 5/1/02 and 4/27/05, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Gilead Sciences, Inc.	6.6%
Google, Inc. (Class A)	4.3%
Genentech, Inc.	4.2%
Wal-Mart Stores, Inc.	3.8%
Abbott Laboratories	3.6%
QUALCOMM, Inc.	3.6%
Cisco Systems, Inc.	3.3%
Baxter International, Inc.	3.3%
Colgate-Palmolive Co.	3.2%
Hewlett-Packard Co.	3.0%

Top Sectors

% of Equity Market Value
Health Care	35.3%
Information Technology	27.7%
Consumer Staples	16.1%
Consumer Discretionary	6.8%
Energy	4.9%
Industrials	3.7%
Financials	3.0%
Materials	2.5%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Jennison Growth—Class A	Actual	0.68%	$1,000.00	$694.84	$2.90
	Hypothetical	0.68%	$1,000.00	$1,021.68	$3.46

Jennison Growth—Class B	Actual	0.93%	$1,000.00	$694.10	$3.96
	Hypothetical	0.93%	$1,000.00	$1,020.41	$4.72

Jennison Growth—Class E	Actual	0.83%	$1,000.00	$694.02	$3.53
	Hypothetical	0.83%	$1,000.00	$1,020.91	$4.22

* Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—97.1% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.2%
Lockheed Martin Corp.	178,900	$15,041,912
Raytheon Co.	272,300	13,898,192

		28,940,104

Beverages—3.8%
PepsiCo, Inc.	328,600	17,997,422
The Coca-Cola Co.	353,500	16,002,945

		34,000,367

Biotechnology—13.8%
Celgene Corp. (a)	382,300	21,133,544
Genentech, Inc. (a)	460,900	38,213,219
Genzyme Corp. (a)	92,700	6,152,499
Gilead Sciences, Inc. (a) (b)	1,160,000	59,322,400

		124,821,662

Capital Markets—3.0%
Lazard, Ltd.	26,750	795,545
The Charles Schwab Corp. (b)	1,273,000	20,584,410
The Goldman Sachs Group, Inc.	64,400	5,434,716

		26,814,671

Chemicals—2.4%
Monsanto Co.	310,300	21,829,605

Communications Equipment—8.7%
Cisco Systems, Inc. (a)	1,829,800	29,825,740
QUALCOMM, Inc.	898,000	32,175,340
Research In Motion, Ltd. (a)	411,100	16,682,438

		78,683,518

Computers & Peripherals—6.5%
Apple, Inc. (a)	236,935	20,222,402
Hewlett-Packard Co.	758,400	27,522,336
International Business Machines Corp.	127,000	10,688,320

		58,433,058

Energy Equipment & Services—2.3%
Schlumberger, Ltd.	484,900	20,525,817

Food & Staples Retailing—8.1%
Costco Wholesale Corp.	481,500	25,278,750
CVS Caremark Corp.	498,400	14,324,016
Wal-Mart Stores, Inc.	604,800	33,905,088

		73,507,854

Food Products—0.5%
Cadbury, Plc. (ADR)	120,100	4,283,967

Health Care Equipment & Supplies—5.8%
Alcon, Inc.	256,100	22,841,559
Baxter International, Inc.	549,500	29,447,705

		52,289,264

Security Description	Shares	Value*

Health Care Providers & Services—2.1%
Medco Health Solutions, Inc. (a)	454,900	$19,064,859

Hotels, Restaurants & Leisure—0.4%
Marriott International, Inc. (b)	178,800	3,477,660

Household Products—3.2%
Colgate-Palmolive Co.	427,400	29,293,996

Internet & Catalog Retail—2.8%
Amazon.com, Inc. (a) (b)	486,900	24,968,232

Internet Software & Services—4.3%
Google, Inc. (Class A) (a)	125,100	38,487,015

IT Services—2.6%
Visa, Inc. (b)	452,800	23,749,360

Life Sciences Tools & Services—1.8%
Thermo Fisher Scientific, Inc. (a)	474,600	16,169,622

Media—1.9%
The Walt Disney Co.	742,200	16,840,518

Oil, Gas & Consumable Fuels—2.5%
Occidental Petroleum Corp.	93,700	5,621,063
Southwestern Energy Co. (a)	349,600	10,127,912
XTO Energy, Inc.	193,100	6,810,637

		22,559,612

Pharmaceuticals—10.7%
Abbott Laboratories	605,400	32,310,198
Mylan, Inc. (a) (b)	521,000	5,152,690
Roche Holding AG (ADR)	75,100	5,748,905
Shire, Plc. (ADR)	210,730	9,436,490
Teva Pharmaceutical Industries, Ltd. (ADR) (b)	619,800	26,384,886
Wyeth	483,600	18,139,836

		97,173,005

Road & Rail—0.4%
Union Pacific Corp. (b)	74,600	3,565,880

Semiconductors & Semiconductor Equipment—0.3%
NVIDIA Corp. (a)	364,400	2,940,708

Software—4.5%
Adobe Systems, Inc. (a)	758,800	16,154,852
Microsoft Corp.	782,400	15,209,856
Oracle Corp. (a) (b)	517,600	9,177,048

		40,541,756

Textiles, Apparel & Luxury Goods—1.5%
Nike, Inc. (b)	276,200	14,086,200

Total Common Stock (Identified Cost $1,061,313,947)		877,048,310

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2008

Short Term Investments—7.9%

Security Description	Shares/Face Amount	Value*

Mutual Funds—4.5%
State Street Navigator Securities Lending Prime Portfolio Prime Portfolio (c)	41,230,327	$41,230,327

Repurchase Agreement—3.4%
State Street Repurchase Agreement dated 12/31/08 at 0.010% to be repurchased at $30,517,017 on 01/02/09, collateralized by $31,130,000 U.S. Treasury Bill due 02/12/09 with a value of $31,130,000.	$30,517,000	30,517,000

Total Short Term Investments (Identified Cost $71,747,327)		71,747,327

Total Investments—105.0% (Identified Cost $1,133,061,274) (d)		948,795,637
Liabilities in excess of other assets		(45,104,173)

Total Net Assets—100%		$903,691,464

(a)	Non-Income Producing.
(b)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $40,790,653 and the collateral received consisted of cash in the amount of $41,230,327. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $1,143,566,513 and the composition of unrealized appreciation and depreciation of investment securities was $24,846,536 and $(219,617,412), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$918,278,637	$0
Level 2 - Other Significant Observable Inputs	30,517,000	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$948,795,637	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$948,795,637
Cash		786
Receivable for:
Securities sold		1,500
Fund shares sold		434,798
Accrued interest and dividends		1,225,510
Foreign taxes		7,569

Total Assets		950,465,800
Liabilities
Payable for:
Securities purchased	$4,631,380
Fund shares redeemed	353,732
Collateral for securities loaned	41,230,327
Accrued expenses:
Management fees	475,974
Service and distribution fees	46,923
Deferred directors' fees	2,126
Other expenses	33,874

Total Liabilities		46,774,336

Net Assets		$903,691,464

Net assets consists of:
Capital paid in		$1,223,195,631
Undistributed net investment income		1,309,831
Accumulated net realized losses		(136,548,361)
Unrealized depreciation on investments		(184,265,637)

Net Assets		$903,691,464

Computation of offering price:
Class A
Net asset value and redemption price per share ($673,249,159 divided by 86,207,176 shares outstanding)		$7.81

Class B
Net asset value and redemption price per share ($224,096,383 divided by 28,896,219 shares outstanding)		$7.76

Class E
Net asset value and redemption price per share ($6,345,922 divided by 815,262 shares outstanding)		$7.78

(a) Identified cost of investments		$1,133,061,274

(b) Includes cash collateral for securities loaned of		$41,230,327

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$12,572,679 (a)
Interest		837,212 (b)

		13,409,891
Expenses
Management fees	$7,527,936
Service and distribution fees—Class B	718,976
Service and distribution fees—Class E	14,104
Directors' fees and expenses	30,689
Custodian	93,029
Audit and tax services	36,941
Legal	20,654
Printing	309,472
Insurance	15,484
Miscellaneous	20,565

Total expenses	8,787,850
Expense reductions	(220,718)	8,567,132

Net Investment Income		4,842,759

Realized and Unrealized Loss
Realized loss on:
Investments—net	(119,363,182)
Futures contracts—net	(219,722)	(119,582,904)

Change in unrealized depreciation on:
Investments—net		(398,261,690)

Net loss		(517,844,594)

Net Decrease in Net Assets From Operations		$(513,001,835)

(a)	Net of foreign taxes of $299,666.
(b)	Includes income on securities loaned of $511,887.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$4,842,759	$4,835,468
Net realized gain (loss)	(119,582,904)	104,561,146
Change in unrealized appreciation (depreciation)	(398,261,690)	31,562,822

Increase (decrease) in net assets from operations	(513,001,835)	140,959,436

From Distributions to Shareholders
Net investment income
Class A	(22,004,028)	(4,884,260)
Class B	(5,331,361)	(553,650)
Class E	(219,575)	(36,590)

	(27,554,964)	(5,474,500)

Net realized gain
Class A	(75,878,659)	(40,959,234)
Class B	(20,831,004)	(10,585,783)
Class E	(815,204)	(460,264)

	(97,524,867)	(52,005,281)

Total distributions	(125,079,831)	(57,479,781)

Increase (decrease) in net assets from capital share transactions	219,445,501	(86,492,553)

Net decrease in net assets	(418,636,165)	(3,012,898)

Net Assets
Beginning of the period	1,322,327,629	1,325,340,527

End of the period	$903,691,464	$1,322,327,629

Undistributed Net Investment Income
End of the period	$1,309,831	$7,671,258

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	19,940,873	$218,338,782	24,553,315	$320,738,335
Reinvestments	8,511,538	97,882,687	3,609,724	45,843,494
Redemptions	(16,865,960)	(181,772,692)	(33,189,050)	(425,024,047)

Net increase (decrease)	11,586,451	$134,448,777	(5,026,011)	$(58,442,218)

Class B
Sales	11,665,165	$131,101,797	3,811,957	$49,898,866
Reinvestments	2,286,920	26,162,365	881,284	11,139,433
Redemptions	(6,772,010)	(71,383,763)	(6,734,065)	(87,424,644)

Net increase (decrease)	7,180,075	$85,880,399	(2,040,824)	$(26,386,345)

Class E
Sales	138,957	$1,438,235	138,345	$1,794,703
Reinvestments	90,137	1,034,779	39,184	496,854
Redemptions	(320,418)	(3,356,689)	(304,173)	(3,955,547)

Net decrease	(91,324)	$(883,675)	(126,644)	$(1,663,990)

Increase (decrease) derived from capital share transactions		$219,445,501		$(86,492,553)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.62	$12.71	$12.38	$10.92	$10.01

Income From Investment Operations
Net investment income	0.05 (a)	0.06 (a)	0.03	0.00	0.03
Net realized and unrealized gain (loss) of investments	(4.61)	1.39	0.31	1.51	0.89

Total from investment operations	(4.56)	1.45	0.34	1.51	0.92

Less Distributions
Distributions from net investment income	(0.28)	(0.06)	0.00	(0.05)	(0.01)
Distributions from net realized capital gains	(0.97)	(0.48)	(0.01)	0.00	0.00

Total distributions	(1.25)	(0.54)	(0.01)	(0.05)	(0.01)

Net Asset Value, End of Period	$7.81	$13.62	$12.71	$12.38	$10.92

Total Return (%)	(36.4)	11.7	2.8	13.9	9.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.67	0.67	0.69	0.69	0.71
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.65	0.66	0.67	0.68	0.69
Ratio of net investment income to average net assets (%)	0.47	0.44	0.31	0.04	0.41
Portfolio turnover rate (%)	78	71	66	60	68
Net assets, end of period (000)	$673,249	$1,016,212	$1,012,196	$758,316	$504,940

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.53	$12.63	$12.33	$10.86	$9.97

Income From Investment Operations
Net investment income (loss)	0.02 (a)	0.02 (a)	0.01	(0.02)	0.04
Net realized and unrealized gain (loss) of investments	(4.57)	1.39	0.30	1.49	0.85

Total from investment operations	(4.55)	1.41	0.31	1.47	0.89

Less Distributions
Distributions from net investment income	(0.25)	(0.03)	0.00	0.00	0.00
Distributions from net realized capital gains	(0.97)	(0.48)	(0.01)	0.00	0.00

Total distributions	(1.22)	(0.51)	(0.01)	0.00	0.00

Net Asset Value, End of Period	$7.76	$13.53	$12.63	$12.33	$10.86

Total Return (%)	(36.5)	11.4	2.5	13.5	8.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.92	0.92	0.94	0.94	0.96
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.90	0.91	0.92	0.93	0.94
Ratio of net investment income (loss) to average net assets (%)	0.22	0.18	0.06	(0.21)	0.29
Portfolio turnover rate (%)	78	71	66	60	68
Net assets, end of period (000)	$224,096	$293,808	$300,052	$296,178	$330,349

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007	2006	2005(C)
Net Asset Value, Beginning of Period	$13.58	$12.67	$12.36	$10.16

Income From Investment Operations
Net investment income (loss)	0.03 (a)	0.04 (a)	0.02	(0.01)
Net realized and unrealized gain (loss) of investments	(4.60)	1.39	0.30	2.21

Total from investment operations	(4.57)	1.43	0.32	2.20

Less Distributions
Distributions from net investment income	(0.26)	(0.04)	0.00	0.00
Distributions from net realized capital gains	(0.97)	(0.48)	(0.01)	0.00

Total distributions	(1.23)	(0.52)	(0.01)	0.00

Net Asset Value, End of Period	$7.78	$13.58	$12.67	$12.36

Total Return (%)	(36.6)	11.5	2.6	3.0	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.82	0.82	0.84	0.84	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.80	0.81	0.82	0.82	(e)
Ratio of net investment income (loss) to average net assets (%)	0.31	0.28	0.24	(0.15	)(e)
Portfolio turnover rate (%)	78	71	66	60
Net assets, end of period (000)	$6,346	$12,308	$13,093	$12,758

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
(c)	Commencement of operations was April 27, 2005.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Jennison Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income

MSF-13

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had $104,367,717 in capital loss carryforwards expiring on December 31, 2016.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$27,645,961	$6,018,488	$97,433,870	$51,461,293	$—	$—	$125,079,831	$57,479,781

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$1,336,152	$—	$(194,770,876)	$(104,367,717)	$(297,802,441)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(21,698,688)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$1,004,439,509	$0	$916,636,627

MSF-14

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$7,527,936	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Jennison Associates, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio

MSF-15

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Jennison Growth Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Jennison Growth Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2009

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-19

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-20

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-21

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-22

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-23

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. Julius Baer International Stock Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Managed by Julius Baer Investment Management

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the Julius Baer International Stock Portfolio return -44.1%, compared to its benchmark, Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index1, which returned -45.5%. The Morgan Stanley Capital International (MSCI) EAFE Index2, returned -43.4%. The average return of its peer group, the Lipper Variable Insurance Products3 International Core Funds Universe was -42.6% over the same period.

PORTFOLIO REVIEW

Calendar year 2008 marked the end to what was one of the most difficult years in equity market history thus far. The correction was global, indiscriminate and spontaneous. No region, sector, or style was spared. Governments continued to take steps towards stimulating national economies to foster growth. For example, in December the European Central Bank, the U.S. Federal Reserve and the Bank of Canada all cut their benchmark rates (in the case of the U.S., it was lowered to near zero percent and Canada dropped to a 50 year low). This came on top of earlier steps that included efforts to bail out beleaguered banks and spur growth through additional spending.

During the course of 2008, we decreased our exposure to emerging markets and began emphasizing (as with other regions of the world) companies we felt were more liquid and of higher quality. Looking back on the year, we substantially reduced our exposure to mining stocks and commodity-dependent countries such as Russia. The rally in commodity prices between September 2007 and July 2008 created a bubble that deflated in the second half of the year.

At the end of the year, we were overweight developed Europe on the belief that the region has some of the best valuations globally.

Given the tumultuous nature of equity markets, which continue to appear to be driven more on fear than fundamentals, our cash and cash equivalents positions had the largest positive impact on returns. Near the end of the year, the dollar reversed its upward trajectory as investors began to focus on mounting U.S. deficits. We also saw the Japanese yen strengthen and the euro weaken. Given our underweight exposure to the yen and overweight exposure to the euro, we hedged a portion of each (into the yen and out of the euro). This positioning helped returns.

We benefited from our positions in developed Europe. One reason was our avoidance of the large banks that were severely impacted by deteriorating liquidity and credit market problems. Also proving helpful was our exposure to the healthcare sector (a traditionally defensive area). Stock selection within the energy sector was also a positive contributor.

From a geographic standpoint, the largest detractor to performance was our exposure to emerging markets. Much of the negative effect occurred in October, when several Eastern European countries, which comprise the bulk of our emerging markets holdings, suffered significant declines. This area of the world sees a higher level of net inbound investments (longer term foreign direct investment) than a region such as emerging Asia which is comprised of more export driven economies. However, during the quarter, foreign money was pulled out of Eastern European countries, creating liquidity problems. While both the European Central Bank and the International Monetary Fund were quick to respond, the speed of the withdrawal pushed the markets lower.

Japan was one of the year’s best performing developed markets when measured in U.S. dollar terms. While our underweight position to the equity market hurt, our hedge into the yen helped. The decision to underweight the UK equity market, particularly the financial sector, had a positive impact on results. However, this was reduced as the overvalued pound sterling lost value in the fourth quarter causing our cash position to detract. In the “Dollar Bloc” group of countries (Canada, Australia and New Zealand), our underweight positioning and stock selection helped yearly returns. Notably, our decision to make investments in some commodity-related issues, primarily those linked with gold mining, had a positive impact.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Morgan Stanley Capital International AC World Index ex-US Index (“MSCI ACWI ex-US Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S.

2 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

3 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO

THE MSCI EAFE INDEX AND THE MSCI ALL COUNTRY WORLD INDEX (EX-U.S.)

Average Annual Returns as of December 31, 2008

	Julius Baer International Stock Portfolio			MSCI EAFE	MSCI All Country World Index (Ex-U.S.)
	Class A	Class B	Class E	Index
1 Year	-44.1%	-44.2%	-44.2%	-43.4%	-45.5%
5 Year	0.0	-0.2	-0.1	1.7	2.6
10 Year	-1.3	—	—	0.8	—
Since Inception	—	0.5	-1.3	—	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/91, 5/1/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Total S.A.	4.3%
TOPIX Exchange Traded Fund	4.0%
E.ON AG	2.6%
Nestle S.A.	2.6%
Telefonica S.A.	2.6%
France Telecom S.A.	2.5%
Eni S.p.A.	2.2%
Deutsche Telekom AG	2.1%
Gaz de France S.A.	2.1%
Royal Dutch Shell, Plc.	2.0%

Top Countries

% of Equity Market Value
France	22.0%
Germany	16.2%
United Kingdom	13.6%
Japan	10.3%
Switzerland	7.8%
Spain	4.7%
Italy	4.2%
Netherlands	3.6%
Czech Republic	2.9%
Poland	2.6%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Julius Baer International Stock—Class A(a)	Actual	0.94%	$1,000.00	$634.15	$3.86
	Hypothetical	0.94%	$1,000.00	$1,020.35	$4.77

Julius Baer International Stock—Class B(a)	Actual	1.19%	$1,000.00	$633.97	$4.89
	Hypothetical	1.19%	$1,000.00	$1,019.08	$6.04

Julius Baer International Stock—Class E(a)	Actual	1.09%	$1,000.00	$633.83	$4.48
	Hypothetical	1.09%	$1,000.00	$1,019.59	$5.53

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—82.8% of Total Net Assets

Security Description	Shares	Value*

Australia—1.3%
BHP Billiton, Ltd.	251,624	$5,299,534
Macquarie Airports	1,757,521	2,960,033
Newcrest Mining, Ltd.	56,957	1,350,854
Rio Tinto, Ltd. (a)	64,798	1,735,612

		11,346,033

Austria—0.5%
Flughafen Wien AG	41,030	1,834,560
OMV AG	54,404	1,450,342
Telekom Austria AG	58,732	848,916

		4,133,818

Bermuda—0.1%
Central European Media Enterprises, Ltd. (a)	15,826	343,741
GOME Electrical Appliances Holdings, Ltd. (HKD) (a)	1,380,406	199,486

		543,227

Canada—2.1%
Barrick Gold Corp.	221,742	8,030,850
Eldorado Gold Corp. (a)	207,847	1,624,726
Ivanhoe Mines, Ltd. (b)	136,868	362,542
Kinross Gold Corp.	199,866	3,642,758
Potash Corp. of Saskatchewan, Inc.	42,263	3,065,394
Research In Motion, Ltd. (b)	17,499	710,110
Talisman Energy, Inc.	76,703	756,778

		18,193,158

China—0.1%
Beijing Capital International Airport Co., Ltd. (HKD) (a)	1,332,642	675,039

Cyprus—0.0%
Bank of Cyprus Public Co., Ltd.	41,350	154,878

Czech Republic—2.5%
Komercni Banka AS (GDR)	238,735	12,832,937
Komercni Banka AS (GDR)(U.S. OTC-Traded)	162,464	8,733,074

		21,566,011

Denmark—0.4%
Novo Nordisk A/S	69,013	3,512,029

Finland—1.0%
Nokia Oyj	382,530	5,930,335
Orion Oyj (Series B)	56,157	950,681
Stora Enso Oyj (a)	177,517	1,385,740

		8,266,756

France—19.2%
Accor S.A. (a)	8,853	435,654
Aeroports de Paris	70,727	4,786,430
Air Liquide S.A.	13,757	1,258,692
Air Liquide S.A. (Prime de Fidelite 02)	25,396	2,310,496
Air Liquide S.A. (Prime de Fidelite 09)	5,324	484,371

Security Description	Shares	Value*

France—(Continued)
Alstom (a)	71,328	$4,212,120
Bouygues	55,901	2,366,154
Carrefour S.A. (a)	122,243	4,694,507
Casino Guichard-Perrachon S.A. (a)	19,326	1,469,595
Cie de Saint-Gobain (a)	90,360	4,261,837
Electricite de France (a)	35,520	2,064,455
France Telecom S.A. (a)	754,609	21,107,299
Gaz de France S.A.	360,663	17,862,558
Groupe Danone (a)	122,686	7,404,709
L’Oreal S.A.	29,635	2,575,173
Lafarge S.A. (a)	64,594	3,927,346
LVMH Moet Hennessy Louis Vuitton S.A. (a)	69,329	4,657,948
Remy Cointreau S.A.	9,651	399,869
Sanofi-Aventis S.A. (a)	261,331	16,598,149
Schneider Electric S.A.	60,004	4,482,080
Suez Environment S.A. (a) (b)	44,320	747,317
Total S.A. (a)	674,443	36,769,061
Vinci S.A.	153,981	6,484,593
Vivendi (a)	397,801	12,951,468

		164,311,881

Germany—14.2%
Adidas AG	8,012	308,143
BASF AG	137,410	5,429,692
Bayer AG	97,494	5,727,261
Bayerische Motoren Werke AG	25,970	798,288
Continetal AG	7,122	721,408
Daimler AG	238,944	9,078,979
Deutsche Post AG	91,073	1,540,773
Deutsche Telekom AG	1,202,406	18,268,831
E.ON AG	556,330	22,496,404
Fraport AG Frankfurt Airport Services (a)	260,416	11,372,791
Fresenius Medical Care AG	127,541	5,980,796
Fresenius SE (a)	56,818	2,879,042
Merck KGaA	10,912	992,092
Metro AG	26,255	1,064,198
Rhoen Klinikum AG	87,312	2,098,435
RWE AG	149,742	13,461,303
SAP AG	104,661	3,750,959
Siemens AG	199,846	14,968,557

		120,937,952

Greece—0.1%
Hellenic Telecommunications Organization S.A.	61,468	1,022,547

Hong Kong—0.3%
China Merchants Holdings International Co., Ltd. (a)	650,468	1,281,787
Shun Tak Holdings, Ltd. (a)	3,477,968	964,262

		2,246,049

Hungary—1.6%
OTP Bank Nyrt	897,479	13,635,331
Richter Gedeon Nyrt	2,452	365,161

		14,000,492

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Ireland—1.0%
CHR, Plc.	301,727	$7,635,297
Dragon Oil, Plc. (a) (b)	370,769	855,284

		8,490,581

Italy—3.7%
Buzzi Unicem S.p.A.	142,783	2,333,643
Credito Emiliano S.p.A.	184,654	963,583
Enel S.p.A.	670,670	4,289,003
Eni S.p.A.	802,780	19,022,579
Italcementi S.p.A. (a)	31,082	393,517
Telecom Italia S.p.A.	2,732,419	4,444,418

		31,446,743

Japan—5.1%
Aisin Seiki Co., Ltd.	17,101	242,694
Canon, Inc.	48,667	1,527,732
Central Japan Railway Co.	366	3,163,291
Daikin Industries, Ltd. (a)	12,108	319,324
Denso Corp.	37,890	630,329
East Japan Railway Co.	648	5,060,766
Eisai Co., Ltd.	16,480	682,922
Fanuc, Ltd.	12,263	872,133
Fuji Television Network, Inc.	147	210,354
Honda Motor Co., Ltd.	120,683	2,617,288
Itochu Corp.	18,957	95,110
Japan Tobacco, Inc.	388	1,284,825
KDDI Corp.	374	2,663,773
Komatsu, Ltd.	44,425	562,733
Kubota Corp.	20,731	149,018
Kyocera Corp.	6,943	500,868
Matsushita Electric Industrial Co., Ltd.	85,060	1,065,833
Mitsubishi Corp.	22,419	314,728
Mitsubishi Electric Corp.	106,607	667,115
Mitsui & Co., Ltd.	29,762	304,445
Nidec Corp. (a)	5,600	217,771
Nintendo Co., Ltd.	9,302	3,573,781
Nippon Telephone & Telegraph Corp.	115	618,067
NTT DoCoMo, Inc.	2,107	4,153,512
Olympus Corp.	4,248	85,303
Ricoh Co., Ltd.	23,762	302,618
Seven & I Holdings Co., Ltd.	73,604	2,521,653
Shin-Etsu Chemical Co., Ltd.	12,582	577,084
Sony Corp.	19,113	415,498
Suzuki Motor Corp.	31,695	438,190
Takeda Pharmaceutical Co., Ltd.	16,575	859,786
Toyota Motor Corp.	194,070	6,352,460
Yamada Denki Co., Ltd.	7,940	551,209

		43,602,213

Jersey—0.1%
WPP, Plc.	97,978	571,137

Luxembourg—0.4%
ArcelorMittal (a)	134,913	3,251,836

Security Description	Shares	Value*

Netherlands—3.1%
Heineken NV	86,481	$2,657,005
Koninklijke Philips Electronics NV	167,348	3,254,747
Reed Elsevier NV	38,508	453,704
Royal KPN NV	321,350	4,659,850
TNT NV	18,101	347,652
Unilever NV (a)	635,566	15,399,838

		26,772,796

New Zealand—0.1%
Auckland International Airport, Ltd. (a)	806,681	766,281

Poland—2.2%
Bank Handlowy w Warszawie S.A.	75,311	1,223,296
Bank Pekao S.A.	198,272	8,484,494
Powszechna Kasa Oszczednosci Bank Polski S.A.	796,038	9,536,676

		19,244,466

Portugal—0.1%
Energias de Portugal S.A.	140,366	529,032

Russia—0.1%
Federal Grid Co. (Unified Energy System JSC) (GDR) (144A)	65,893	141,670
InterRao Ues OAO (GDR) (144A)	13,649	40,947
Kuzbassenergo OJSC (GDR) (144A) (b)	4,558	5,470
Mosenergo OAO (GDR) (144A) (b)	14,760	22,944
OGK-1 OAO (GDR) (144A) (b)	278,217	166,930
OGK-2 OAO (GDR) (144A) (b)	72,327	51,280
OGK-3 OJSC (GDR) (144A) (b)	118,980	71,329
OGK-4 OJSC (GDR) (144A) (b)	66,991	56,942
OGK-6 OAO (GDR) (144A) (b)	84,324	73,193
Open Investments (GDR) (b)	5,897	44,965
ROA Energy Systems (GDR) (c) (d)	32,603	0
TGK-1 OAO (GDR) (144A) (b)	110,498	60,774
TGK-11 OAO (GDR) (144A) (b)	4,033	4,033
TGK-14 (GDR) (144A) (b)	1,055	18,990
TGK-2 (GDR) (144A) (b)	4,232	4,232
TGK-4 (GDR) (144A) (b)	10,345	11,897
TGK-9 OAO (GDR) (144A) (b)	10,976	10,976
Volga Territorial Generating Co. (GDR) (144A) (b)	48,310	39,228
Yenisei Territorial Generating Co. OJSC (GDR) (144A) (b)	11,236	10,112

		835,912

Spain—4.1%
EDP Renovaveis S.A.	190,638	1,335,024
Iberdrola Renovables (b)	123,852	535,470
Iberdrola S.A.	1,016,294	9,436,486
Inditex S.A. (a)	43,572	1,925,940
Telefonica S.A.	979,088	21,946,713

		35,179,633

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Sweden—0.6%
Getinge AB (Class B) (a)	73,113	$876,199
Hennes & Mauritz AB (Series B) (a)	55,431	2,166,024
Svenska Cellulosa AB	151,332	1,294,117
TeliaSonera AB	96,233	478,979

		4,815,319

Switzerland—6.8%
ABB, Ltd. (a)	81,236	1,224,569
BKW FMB Energie AG	14,048	1,365,719
Compagnie Financiere Richemont S.A. (a)	41,584	807,335
Flughafen Zuerich AG	8,209	1,927,129
Holcim, Ltd. (a)	61,381	3,534,274
Nestle S.A.	562,452	22,167,681
Nobel Biocare Holding AG (a)	16,826	344,666
Novartis AG	268,537	13,454,909
Roche Holding AG	79,826	12,287,911
Swatch Group AG (Class B) (a)	6,698	935,614

		58,049,807

Ukraine—0.0%
UkrTelecom (GDR)	32,890	54,863

United Kingdom—11.9%
Anglo American, Plc.	105,029	2,399,025
BHP Billiton, Plc.	140,173	2,640,422
BP, Plc.	1,785,518	13,681,151
British American Tobacco, Plc.	153,315	3,983,639
Cadbury, Plc.	393,478	3,444,537
Diageo, Plc.	534,188	7,430,837
GlaxoSmithKline, Plc.	561,884	10,431,039
Imperial Tobacco Group, Plc.	149,099	3,982,901
National Grid, Plc.	182,326	1,801,867
Rio Tinto, Plc.	110,318	2,390,241
Rolls-Royce Group, Plc.	189,471	928,198
Royal Dutch Shell, Plc. (EUR)	661,648	17,244,811
Scottish & Southern Energy, Plc.	84,972	1,496,171
Smith & Nephew, Plc.	680,402	4,316,939
Tesco, Plc.	2,211,473	11,521,579
Vodafone Group, Plc.	5,878,858	11,834,809
WM Morrison Supermarkets, Plc.	484,844	1,966,416

		101,494,582

United States—0.1%
Dr. Pepper Snapple Group, Inc. (b)	12,961	210,616
Synthes, Inc. (CHF)	5,141	649,855

		860,471

Total Common Stock (Identified Cost $879,847,532)		706,875,542

Mutual Funds—4.7%
Security Description	Shares	Value*

Japan—3.9%
TOPIX Exchange Traded Fund	3,392,129	$33,718,551

South Korea—0.8%
iShares MSCI South Korea Index Fund (USD) (a)	241,637	6,739,256

Total Mutual Funds (Identified Cost $39,299,295)		40,457,807

Warrants—0.2%

Romania—0.2%
BRD-Groupe	408,718	1,160,759

Russia—0.0%
Unified Energy System of Russia (144A)	112	140,495

Total Warrants (Identified Cost $5,530,518)		1,301,254

Short Term Investments—12.7%
Security Description	Shares/ Face Amount	Value*

United States—12.7%
State Street Navigator Securities Lending Prime Portfolio (e)	27,877,019	27,877,019
State Street Repurchase Agreement dated 12/31/08 at 0.010% to be repurchased at $80,684,045 on 01/02/09, collateralized by $115,000 Federal Home Loan Bank 4.375% due 09/17/10 with a value of $122,406; by $53,710,000 Federal Home Loan Bank 2.730% due 06/10/09 with a value of $54,316,923; and by $27,865,000 U.S. Treasury Bill due 2/26/09 with a value of $27,862,214.	$80,684,000	80,684,000

Total Short Term Investments (Identified Cost $108,561,019)		108,561,019

Total Investments—100.4% (Identified Cost $1,033,238,364) (f)		857,195,622
Liabilities in excess of other assets		(3,801,051)

Total Net Assets—100%		$853,394,571

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Schedule of Investments as of December 31, 2008

(a)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $26,326,772 and the collateral received consisted of cash in the amount of $27,877,019. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Zero Valued Security.
(d)	Security was valued in good faith under procedures established by the Board of Directors.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $1,083,574,465 and the composition of unrealized appreciation and depreciation of investment securities was $17,272,214 and $(243,651,057), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2008, the market value of 144A securities was $931,442, which is 0.1% of total net assets.
(GDR)—	Global Depository Receipt.
(CHF)—	Swiss Franc
(EUR)—	Euro
(HKD)—	Hong Kong Dollar
(USD)—	United States Dollar

Ten Largest Industries as of December 31, 2008 (Unaudited)	Percentage of Total Net Assets
Oil, Gas & Consumable Fuels	13.3%
Diversified Telecommunication Services	9.3%
Mutual Funds	6.3%
Food Products	5.3%
Commercial Banks	5.1%
Electric Utilities	5.0%
Semiconductors & Semiconductor Equipment	3.9%
Metals & Mining	3.8%
Transportation Infrastructure	3.2%
Pharmaceuticals	3.2%

Forward Contracts

Forward Currency Contracts	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 12/31/2008	Unrealized Appreciation/ (Depreciation)
Australian Dollar (bought)	1/29/2009	8,891,540	$5,456,560	$6,185,149	$728,589
Australian Dollar (sold)	1/29/2009	8,891,540	5,843,253	6,185,149	(341,896)
Canadian Dollar (bought)	1/12/2009	33,751,979	26,838,405	27,563,976	725,571
Czech Koruna (bought)	10/27/2009	27,751,209	1,501,689	1,429,132	(72,557)
Czech Koruna (sold)	1/14/2009	32,234,169	1,757,972	1,671,760	86,212
Czech Koruna (sold)	1/14/2009	32,431,062	1,757,972	1,681,972	76,000
Czech Koruna (sold)	1/21/2009	8,669,188	461,434	449,434	12,000
Czech Koruna (sold)	4/20/2009	10,040,276	536,511	518,874	17,637
Czech Koruna (sold)	5/21/2009	25,986,555	1,291,257	1,341,251	(49,994)
Czech Koruna (sold)	7/14/2009	6,451,756	351,594	332,437	19,157
Czech Koruna (sold)	10/14/2009	6,476,368	351,594	333,543	18,051
Czech Koruna (sold)	10/27/2009	12,779,621	650,362	658,125	(7,763)
Czech Koruna (sold)	10/27/2009	51,261,563	2,601,450	2,639,868	(38,418)
Czech Koruna (sold)	10/27/2009	64,888,685	3,237,474	3,341,637	(104,163)
Hungarian Forint (bought)	5/12/2009	450,439,162	2,191,065	2,314,593	123,528
Hungarian Forint (sold)	5/12/2009	1,088,288,539	5,034,024	5,592,199	(558,175)
Hungarian Forint (sold)	5/12/2009	1,697,970,023	7,930,733	8,725,063	(794,330)
Japanese Yen (bought)	1/16/2009	227,797,909	2,487,012	2,509,309	22,297
Japanese Yen (bought)	1/16/2009	511,944,912	5,724,340	5,639,331	(85,009)
Japanese Yen (bought)	1/16/2009	646,107,524	7,137,732	7,117,199	(20,533)
Japanese Yen (bought)	1/16/2009	827,586,334	9,236,455	9,116,280	(120,175)
Polish Zloty (bought)	10/20/2009	7,813,597	2,814,190	2,582,348	(231,842)
Polish Zloty (bought)	10/20/2009	11,337,990	4,241,373	3,747,139	(494,234)
Polish Zloty (bought)	11/19/2009	30,799,561	11,394,221	10,170,952	(1,223,269)
Polish Zloty (sold)	5/7/2009	5,452,875	2,003,850	1,812,345	191,505
Polish Zloty (sold)	5/7/2009	11,174,267	4,007,699	3,713,934	293,765
Polish Zloty (sold)	5/11/2009	11,413,226	4,007,699	3,792,594	215,105
Polish Zloty (sold)	5/11/2009	11,798,930	4,096,623	3,920,763	175,860
Polish Zloty (sold)	5/21/2009	913,789	296,974	303,498	(6,524)
Polish Zloty (sold)	5/21/2009	5,045,260	1,639,669	1,675,689	(36,020)
Polish Zloty (sold)	10/20/2009	19,151,588	6,107,985	6,329,488	(221,503)
Polish Zloty (sold)	11/19/2009	7,419,978	2,353,494	2,450,302	(96,808)
Polish Zloty (sold)	11/19/2009	23,379,583	7,458,078	7,720,649	(262,571)

Net Unrealized Depreciation					$(2,060,507)

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Schedule of Investments as of December 31, 2008

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2008	Unrealized Appreciation
DJ Euro Stoxx 50 Index Futures	3/20/2009	1,133	$38,180,224	$38,585,681	$405,457
Hang Seng Index Futures	1/29/2009	149	13,705,040	13,847,030	141,990

Net Unrealized Appreciation					$547,447

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$57,446,752	$547,447
Level 2 - Other Significant Observable Inputs	799,748,870	(2,060,507)
Level 3 - Significant Unobservable Inputs	0	0
Total	$857,195,622	$(1,513,060)

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Financial Instruments
Balance as of January 1, 2008	$0	$0
Transfers in (Out) of Level 3	3,260,300	0
Accrued discounts/premiums	0	0
Realized Gain (Loss)	0	0
Change in unrealized appreciation (depreciation)	(2,431,658)	0
Net Purchases (Sales)	(828,642)	0
Balance as of December 31, 2008	$0	$0

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$857,195,622
Cash		408
Restricted cash pledged as collateral against futures		8,601,090
Foreign cash at value (c)		16,717,847
Receivable for:
Securities sold		626,331
Fund shares sold		1,245,372
Open forward currency contracts—net		1,553,696
Accrued interest and dividends		632,955
Foreign taxes		172,333
Futures variation margin		111,297

Total Assets		886,856,951
Liabilities
Payable for:
Securities purchased	$967,342
Fund shares redeemed	266,189
Open forward currency contracts-net	3,614,203
Withholding taxes	46,034
Collateral for securities loaned	27,877,019
Accrued expenses:
Management fees	551,678
Service and distribution fees	20,517
Other expenses	119,398

Total Liabilities		33,462,380

Net Assets		$853,394,571

Net assets consists of:
Capital paid in		$1,440,006,010
Undistributed net investment income		5,994,426
Accumulated net realized losses		(415,486,195)
Unrealized depreciation on investments, futures contracts and foreign currency		(177,119,670)

Net Assets		$853,394,571

Computation of offering price:
Class A
Net asset value and redemption price per share ($736,560,676 divided by 94,423,689 shares outstanding)		$7.80

Class B
Net asset value and redemption price per share ($79,531,829 divided by 10,346,641 shares outstanding)		$7.69

Class E
Net asset value and redemption price per share ($37,302,066 divided by 4,832,192 shares outstanding)		$7.72

(a) Identified cost of investments		$1,033,238,364

(b) Includes cash collateral for securities loaned of		$27,877,019

(c) Identified cost of foreign cash		$16,013,843

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$27,435,229 (a)
Interest		2,181,418 (b)

		29,616,647
Expenses
Management fees	$8,555,559
Service and distribution fees—Class B	254,895
Service and distribution fees—Class E	81,138
Directors’ fees and expenses	31,907
Custodian	909,743
Audit and tax services	42,591
Legal	25,256
Printing	343,728
Insurance	12,672
Miscellaneous	23,676

Total expenses	10,281,165
Expense reductions	(72,648)
Management fee waivers	(327,445)	9,881,072

Net Investment Income		19,735,575

Realized and Unrealized Loss
Realized loss on:
Investments—net	(354,850,086)
Futures contracts—net	(56,721,447)
Foreign currency transactions—net	(15,381,915)	(426,953,448)

Change in unrealized appreciation (depreciation) on:
Investments—net	(243,915,448)
Futures contracts—net	327,836
Foreign currency transactions—net	(1,433,264)	(245,020,876)

Net loss		(671,974,324)

Net Decrease in Net Assets From Operations		$(652,238,749)

(a)	Net of foreign taxes of $3,022,682.
(b)	Includes income on securities loaned of $1,514,473.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$19,735,575	$9,503,561
Net realized gain (loss)	(426,953,448)	110,952,075
Unrealized depreciation	(245,020,876)	(46,120,730)

Increase (decrease) in net assets from operations	(652,238,749)	74,334,906

From Distributions to Shareholders
Net investment income
Class A	(19,438,119)	(6,573,819)
Class B	(2,840,662)	(868,894)
Class E	(1,636,280)	(684,687)

	(23,915,061)	(8,127,400)

Net realized gain
Class A	(74,892,503)	(31,935,315)
Class B	(12,123,822)	(5,344,633)
Class E	(6,705,711)	(3,801,346)

	(93,722,036)	(41,081,294)

Total distributions	(117,637,097)	(49,208,694)

Increase in net assets from capital share transactions	700,649,792	181,504,573

Net increase (decrease) in net assets	(69,226,054)	206,630,785

Net Assets
Beginning of the period	922,620,625	715,989,840

End of the period	$853,394,571	$922,620,625

Undistributed Net Investment Income
End of the period	$5,994,426	$23,850,095

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	60,821,205	$759,191,170	16,846,288	$270,473,730
Reinvestments	7,222,865	94,330,622	2,445,024	38,509,134
Redemptions	(19,302,404)	(191,337,365)	(8,950,622)	(142,801,144)

Net increase	48,741,666	$662,184,427	10,340,690	$166,181,720

Class B
Sales	3,101,609	$34,489,498	2,842,370	$44,791,023
Reinvestments	1,160,038	14,964,484	399,070	6,213,527
Redemptions	(1,437,703)	(15,862,167)	(1,958,960)	(30,811,895)

Net increase	2,823,944	$33,591,815	1,282,480	$20,192,655

Class E
Sales	866,362	$9,350,386	557,684	$8,839,481
Reinvestments	644,667	8,341,991	287,198	4,486,033
Redemptions	(1,141,165)	(12,818,827)	(1,148,836)	(18,195,316)

Net increase (decrease)	369,864	$4,873,550	(303,954)	$(4,869,802)

Increase derived from capital share transactions		$700,649,792		$181,504,573

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.04	$15.49	$13.48	$11.50	$9.86

Income From Investment Operations
Net investment income	0.22 (a)	0.20 (a)	0.13	0.14	0.10
Net realized and unrealized gain (loss) of investments	(6.51)	1.38	2.09	1.92	1.68

Total from investment operations	(6.29)	1.58	2.22	2.06	1.78

Less Distributions
Distributions from net investment income	(0.40)	(0.17)	(0.21)	(0.08)	(0.14)
Distributions from net realized capital gains	(1.55)	(0.86)	0.00	0.00	0.00

Total distributions	(1.95)	(1.03)	(0.21)	(0.08)	(0.14)

Net Asset Value, End of Period	$7.80	$16.04	$15.49	$13.48	$11.50

Total Return (%)	(44.1)	10.3	16.5	18.0	18.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.92	0.96	1.05	1.06	1.08
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.92	0.92	1.00	1.01	1.06
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.95	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.96	1.22	1.00	1.23	0.85
Portfolio turnover rate (%)	195	100	86	69	90
Net assets, end of period (000)	$736,561	$732,643	$547,335	$413,322	$344,340

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.83	$15.30	$13.33	$11.38	$9.76

Income From Investment Operations
Net investment income	0.17 (a)	0.15 (a)	0.12	0.12	0.07
Net realized and unrealized gain (loss) of investments	(6.40)	1.37	2.03	1.88	1.67

Total from investment operations	(6.23)	1.52	2.15	2.00	1.74

Less Distributions
Distributions from net investment income	(0.36)	(0.13)	(0.18)	(0.05)	(0.12)
Distributions from net realized capital gains	(1.55)	(0.86)	0.00	0.00	0.00

Total distributions	(1.91)	(0.99)	(0.18)	(0.05)	(0.12)

Net Asset Value, End of Period	$7.69	$15.83	$15.30	$13.33	$11.38

Total Return (%)	(44.2)	10.1	16.2	17.6	18.0
Ratio of operating expenses to average net assets before expense reductions (%)	1.17	1.21	1.30	1.31	1.33
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.17	1.17	1.25	1.26	1.31
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.20	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.52	0.96	0.72	0.89	0.56
Portfolio turnover rate (%)	195	100	86	69	90
Net assets, end of period (000)	$79,532	$119,073	$95,473	$54,530	$24,612

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.89	$15.35	$13.37	$11.41	$9.79
Income From Investment Operations
Net investment income	0.19 (a)	0.18 (a)	0.12	0.13	0.07
Net realized and unrealized gain (loss) of investments	(6.43)	1.37	2.05	1.89	1.68

Total from investment operations	(6.24)	1.55	2.17	2.02	1.75

Less Distributions
Distributions from net investment income	(0.38)	(0.15)	(0.19)	(0.06)	(0.13)
Distributions from net realized capital gains	(1.55)	(0.86)	0.00	0.00	0.00

Total distributions	(1.93)	(1.01)	(0.19)	(0.06)	(0.13)

Net Asset Value, End of Period	$7.72	$15.89	$15.35	$13.37	$11.41

Total Return (%)	(44.2)	10.2	16.3	17.8	18.0
Ratio of operating expenses to average net assets before expense reductions (%)	1.07	1.11	1.20	1.21	1.23
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.07	1.07	1.15	1.16	1.21
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.10	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.64	1.10	0.89	1.08	0.70
Portfolio turnover rate (%)	195	100	86	69	90
Net assets, end of period (000)	$37,302	$70,905	$73,182	$66,569	$58,712

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Julius Baer International Stock Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-14

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-15

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

MSF-16

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had $329,201,990 in capital loss carryforwards expiring on December 31, 2016.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$43,295,109	$8,127,400	$74,341,988	$41,081,294	$—	$—	$117,637,097	$49,208,694

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$5,994,386	$—	$(227,455,732)	$(329,201,990)	$(550,663,336)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(35,948,103)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

MSF-17

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$2,381,722,859	$0	$1,883,909,797

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$8,555,559	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Julius Baer Investment Management, LLC (“Julius Baer”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio. Prior to January 6, 2008, Fidelity Research & Management Company (“FMR”) was compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

MetLife Advisers contractually agreed for the period January 7, 2008 through April 30, 2008, to reduce its advisory fee by the annual rate of 0.050% for the first $500 million of the Portfolio’s average daily net assets and 0.020% for the next $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period May 1, 2008 through April 30, 2009.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less

MSF-18

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-19

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Julius Baer International Stock Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Julius Baer International Stock Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2009

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-22

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-23

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-24

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-25

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-26

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Metropolitan Series Fund, Inc. Lehman Brothers Aggregate Bond Index Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the Lehman Brothers Aggregate Bond Index Portfolio returned 6.0%, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index 1, which returned 5.2% over the same period. On November 3, 2008, Barclays Capital rebranded the Lehman Brothers U.S. Aggregate Bond Index as the Barclays Capital U.S. Aggregate Bond Index. The only change to the index is its name.

PORTFOLIO REVIEW

Historic market-breaking events, government intervention, credit concerns and recession fears dominated the 2008 financial markets. The year began badly, with sustained economic weakness, deteriorating financial markets and further credit tightening; then ended to chart the worst financial crisis in recent history. Liquidity concerns, inadequate capital, questionable asset valuations and derivative usage forced some firms to close their doors permanently; other companies to merge; several investment banks to reclassify themselves as bank holding companies; the U.S. Government to takeover failing institutions; and the first money market fund in 14 years to fall below $1 per share.

The U.S. Government’s efforts to calm the turbulent financial markets were unprecedented. In early September, the U.S. Treasury placed Fannie Mae and Freddie Mac under the conservatorship of the Federal Housing Finance Agency (FHFA). Additionally, the Treasury, Federal Reserve and Federal Deposit Insurance Corporation (FDIC) offered a host of programs to address the liquidity and housing crises. Key among the programs was the Treasury and Federal Reserve-sponsored Emergency Economic Stabilization Act of 2008, with the Troubled Assets Relief Program (TARP) at the core of the bill. Another noteworthy initiative was the FDIC-sponsored Temporary Liquidity Guarantee Program (TLGP), which would provide an FDIC guarantee for criteria met, newly issued, senior unsecured debt of certain financial institutions. The Fed also announced intentions to purchase debt and mortgage-backed securities (MBS), implement the Term Asset-Backed Securities (ABS) Lending Facility and purchase longer term Treasury securities.

There were seven Fed Funds interest rate cuts during 2008, with the final ease specified as a range between 0% and 0.25% (from 4.25% on 12/31/07). By year-end, the yield curve steepened from 1.41% to 1.91% between 2-year and 30-year Treasuries. The 2-year Treasury closed at 0.76% (down from 3.05% on 12/31/07), and the 30-year Treasury closed at 2.68% (down from 4.45% on 12/31/07). Yields plummeted during the year: the 2-year and 30-year Treasury yields fell to the lowest levels since the mid-1970s and the 10-year Treasury yield fell to the lowest level since 1953. 2008 also saw the return of the 1-year and 3-year Treasury notes.

The U.S. dollar’s results were mixed on speculation that the reduced Fed Funds interest rate would undermine the currency’s demand. It closed the year by declining versus the Japanese Yen to the lowest level in 20 years and advancing versus the Euro for the first time in three years. Speculation surrounding increased U.S. crude oil stockpiles and recession-related reductions in demand pushed crude oil prices lower during the year. Crude oil finished the term at approximately $45 per barrel, after posting a high of approximately $145 and a low of $34.

All spread sectors posted negative excess returns for the one-year period. Excess return is defined as a return in excess of a comparable duration Treasury. Excess returns for the sectors were: -2.32% for MBS, -2.93% for Government-related, -19.88% for Corporate, -22.23% for ABS and -32.74% for Commercial Mortgage-Backed Securities (CMBS).

The MBS and Government-related sectors were the strongest relative performers for the period, buoyed by the flight-to-quality that endured in the fixed income markets. Within the Corporate sector, Financial Institutions had the weakest relative performance for the period on both total and excess return bases, hurt by asset write-offs and issuer insolvency concerns. Weakness in the commercial real estate market and investor risk aversion distressed the CMBS sector.

The Portfolio experienced greater than expected tracking error for 2008 driven primarily by security selection. The Portfolio is managed utilizing a “Stratified Sampling” approach where the objective is to replicate the performance of the index by holding a subset of index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). By design, therefore, with Stratified Sampling, the Portfolio is typically overweight/underweight any given name. Because of the depth and magnitude of the corporations impacted by the 2008 crisis, idiosyncratic (issue specific) risk within the Corporate and CMBS sectors was significant and the primary driver of the Portfolio’s outperformance relative to the target index.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 Barclays Capital U.S. Aggregate Bond Index (formerly, Lehman Brothers U.S. Aggregate Bond Index) includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The index itself remains unchanged since Barclays assumed responsibility for the index from Lehman.

MSF-2

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2008

	Lehman Brothers Aggregate Bond Index Portfolio			Barclays Capital U.S. Aggregate Bond Index
	Class A	Class B	Class E
1 Year	6.0%	5.6%	5.8%	5.2%
5 Year	4.6	4.4	4.5	4.7
10 Year	5.4	—	—	5.6
Since Inception	—	5.1	5.3	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2008

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	23.4%
Federal Home Loan Mortgage Corp.	17.7%
U.S. Treasury Notes	14.6%
U.S. Treasury Bonds	8.6%
Government National Mortgage Association	4.6%
Federal Home Loan Bank	2.8%
General Electric Capital Corp.	0.9%
Bank of America Corp.	0.8%
Italian Republic	0.6%
Citigroup Deutsche Bank Commercial Mortgage Trust	0.6%

Top Sectors

% of Total Market Value
Mortgage-Backed	40.1%
U.S. Treasury	23.5%
Agency Issues	13.1%
Industrial	8.8%
Finance	7.2%
Commercial Mortgage-Backed	3.9%
Utilities	2.4%
Other/Cash	0.6%
Asset-Backed	0.4%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Lehman Brothers Aggregate Bond Index—Class A(a)	Actual	0.28%	$1,000.00	$1,047.17	$1.44
	Hypothetical	0.28%	$1,000.00	$1,023.71	$1.42

Lehman Brothers Aggregate Bond Index—Class B(a)	Actual	0.53%	$1,000.00	$1,044.98	$2.72
	Hypothetical	0.53%	$1,000.00	$1,022.44	$2.69

Lehman Brothers Aggregate Bond Index—Class E(a)	Actual	0.43%	$1,000.00	$1,045.45	$2.21
	Hypothetical	0.43%	$1,000.00	$1,022.95	$2.19

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—98.5% of Total Net Assets

Security Description	Face Amount	Value*

Aerospace & Defense—0.2%
Honeywell International, Inc. 7.500%, 03/01/10 (a)	$300,000	$313,304
Lockheed Martin Corp. 8.200%, 12/01/09	700,000	727,356
The Boeing Co. 7.250%, 06/15/25	460,000	511,859
United Technologies Corp. 7.500%, 09/15/29	200,000	245,180

		1,797,699

Asset Backed—0.4%
Capital One Multi-Asset Execution Trust 4.850%, 11/15/13	3,000,000	2,782,110
CenterPoint Energy Transition Bond Co., LLC 5.160%, 09/15/11	244,005	245,489
Centex Home Equity 3.750%, 12/25/31 (b)	60,968	39,481
Chase Funding Mortgage Loan Asset-Backed Certificates 3.303%, 11/25/29	30,338	29,864
4.585%, 05/25/15	1,760,994	1,743,595
Detroit Edison Securitization Funding, LLC 6.190%, 03/01/13	371,768	374,854

		5,215,393

Beverages—0.2%
Anheuser-Busch Cos., Inc. 5.000%, 01/15/15 (a)	1,950,000	1,782,916
Coca-Cola Enterprises, Inc. 6.950%, 11/15/26	300,000	301,908
Pepsi Bottling Group, Inc. 7.000%, 03/01/29	300,000	341,026

		2,425,850

Building Products—0.2%
Masco Corp. 6.125%, 10/03/16 (a)	2,950,000	2,206,712

Capital Markets—1.6%
Credit Suisse USA, Inc. 5.375%, 03/02/16 (a)	3,550,000	3,275,679
Merrill Lynch & Co., Inc. 6.050%, 05/16/16	3,000,000	2,796,728
6.150%, 04/25/13	1,950,000	1,938,008
6.500%, 07/15/18	200,000	199,985
Morgan Stanley 4.750%, 04/01/14 (a)	1,515,000	1,136,250
7.250%, 04/01/32	3,850,000	3,349,500
The Bear Stearns Cos., LLC 5.700%, 11/15/14	900,000	884,029
The Goldman Sachs Group, Inc. 5.700%, 09/01/12	1,000,000	955,629
6.125%, 02/15/33 (a)	2,075,000	1,936,211
6.250%, 09/01/17	760,000	711,601

Security Description	Face Amount	Value*

Capital Markets—(Continued)
The Goldman Sachs Group, Inc. 6.450%, 05/01/36	$2,000,000	$1,535,150
6.650%, 05/15/09	750,000	752,538

		19,471,308

Chemicals—0.1%
E. I. du Pont de Nemours & Co. 5.600%, 12/15/36 (a)	1,000,000	954,328
6.875%, 10/15/09 (a)	300,000	307,424

		1,261,752

Commercial & Professional Services—0.1%
Waste Management, Inc. 7.000%, 07/15/28 (a)	1,265,000	1,045,499

Commercial Banks—2.7%
ABN-AMRO Bank NV (New York Branch) 7.125%, 10/15/93	500,000	410,399
7.750%, 05/15/23 (a)	230,000	212,473
American Express Centurion Bank 5.550%, 10/17/12 (c)	300,000	287,492
BB&T Corp. 5.200%, 12/23/15 (a)	4,100,000	3,915,028
Fleet National Bank 5.750%, 01/15/09	500,000	500,485
HSBC Holdings, Plc. 5.250%, 12/12/12	5,050,000	4,950,986
Kreditanstalt fuer Wiederaufbau 3.500%, 05/16/13 (a)	7,000,000	7,261,730
4.875%, 01/17/17 (a)	2,900,000	3,279,465
8.000%, 02/15/10	1,000,000	1,064,530
Wachovia Bank, N.A. 4.875%, 02/01/15 (a)	3,000,000	2,793,652
Wachovia Corp. 5.750%, 06/15/17	700,000	699,951
Wells Fargo & Co. 4.950%, 10/16/13 (a)	1,450,000	1,443,057
5.000%, 11/15/14 (a)	2,000,000	1,974,834
5.125%, 09/01/12 (a)	500,000	505,170
Wells Fargo Bank, N.A. 4.750%, 02/09/15 (a)	3,065,000	2,977,795

		32,277,047

Commercial Mortgage-Backed Securities—3.9%
Bear Stearns Commercial Mortgage Securities 5.540%, 09/11/41	3,000,000	2,298,922
5.610%, 11/15/33	500,000	462,704
6.480%, 02/15/35	500,000	477,533
7.080%, 06/15/09	413,522	411,937
7.780%, 02/15/32	181,671	181,785
Citigroup Commercial Mortgage Trust 5.358%, 04/15/40 (b)	1,000,000	857,184
5.724%, 03/15/49 (b)	3,800,000	2,981,435

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.225%, 07/15/44 (b)	$2,000,000	$1,622,278
5.322%, 12/11/49	7,000,000	5,145,890
Credit Suisse Mortgage Capital Certificates 5.467%, 09/15/39	3,500,000	2,652,322
CS First Boston Mortgage Securities Corp. 3.382%, 05/15/38	1,981,893	1,843,403
5.100%, 08/15/15 (b)	3,000,000	2,401,787
GMAC Commercial Mortgage Securities, Inc. 6.700%, 04/15/34	3,000,000	2,863,617
Greenwich Capital Commercial Funding Corp. 4.022%, 01/05/36	863,378	837,013
4.305%, 08/10/42	1,999,433	1,891,991
5.317%, 06/10/36 (b)	1,000,000	892,720
JPMorgan Chase Commercial Mortgage Securities Corp. 3.972%, 05/12/35	1,697,300	1,513,372
4.275%, 01/12/37	674,204	611,495
4.393%, 07/12/37	2,743,066	2,488,989
6.044%, 11/15/35	356,557	343,159
LB-UBS Commercial Mortgage Trust 4.254%, 07/15/27 (b)	1,650,000	1,509,612
4.367%, 03/15/36	3,000,000	2,446,839
6.462%, 03/15/31	500,000	467,542
6.653%, 11/15/27	2,000,000	1,918,458
Morgan Stanley Capital I 4.989%, 08/13/42	1,000,000	799,790
Morgan Stanley Dean Witter Capital I 4.800%, 09/15/37	252,401	237,270
7.200%, 10/15/33	538,614	523,898
Salomon Brothers Mortgage Securities VII, Inc. 5.045%, 03/18/36	500,000	452,437
6.428%, 12/18/35	930,776	889,355
Wachovia Bank Commercial Mortgage Trust 5.083%, 03/15/42 (b)	3,000,000	2,428,665
6.287%, 04/15/34	1,445,000	1,361,815

		45,815,217

Communications Equipment—0.1%
Motorola, Inc. 6.500%, 11/15/28 (a)	900,000	468,000
7.625%, 11/15/10 (a)	135,000	119,933

		587,933

Computers & Peripherals—0.4%
Hewlett-Packard Co. 5.500%, 03/01/18 (a)	1,950,000	2,013,529
International Business Machines Corp. 4.750%, 11/29/12 (a)	1,000,000	1,033,752
7.500%, 06/15/13	1,000,000	1,117,222
8.375%, 11/01/19	425,000	515,879

		4,680,382

Security Description	Face Amount	Value*

Consumer Finance—0.0%
American Express Co. 6.800%, 09/01/66 (b)	$330,000	$170,825

Diversified Financial Services—4.8%
American General Capital II 8.500%, 07/01/30	250,000	105,000
American General Finance Corp. 5.375%, 10/01/12	6,500,000	2,730,000
5.400%, 12/01/15	1,340,000	549,400
Asian Development Bank 5.500%, 06/27/16	3,850,000	4,578,227
Associates Corp. of North America 6.950%, 11/01/18	1,700,000	1,742,263
Bank of America Corp. 3.125%, 06/15/12	3,900,000	4,071,767
4.750%, 08/15/13 (a)	1,000,000	947,728
5.125%, 11/15/14	1,000,000	963,756
5.420%, 03/15/17	900,000	812,235
5.750%, 08/15/16	2,850,000	2,649,903
7.400%, 01/15/11	300,000	307,579
7.800%, 02/15/10	150,000	153,234
BellSouth Capital Funding Corp. 7.750%, 02/15/10	750,000	774,840
7.875%, 02/15/30	250,000	271,395
Berkshire Hathaway Finance Corp. 4.600%, 05/15/13	3,900,000	3,944,142
Citigroup, Inc. 5.500%, 08/27/12 (a)	840,000	816,633
5.850%, 08/02/16	500,000	488,014
6.200%, 03/15/09 (a)	750,000	746,794
7.250%, 10/01/10	250,000	250,858
Conoco Funding Co. 6.350%, 10/15/11	500,000	523,121
Daimler Finance North America, LLC 7.750%, 01/18/11	2,600,000	2,301,000
8.000%, 06/15/10	350,000	315,000
Deutsche Telekom International Finance BV 5.750%, 03/23/16 (a)	460,000	441,563
8.750%, 06/15/30 (b)	1,000,000	1,226,699
Devon Financing Corp. 6.875%, 09/30/11 (a)	1,900,000	1,923,961
European Investment Bank 3.375%, 03/16/09	4,200,000	4,215,120
FIA Card Services, N.A. (144A) 7.125%, 11/15/12	1,000,000	1,036,123
General Electric Capital Corp. 5.000%, 11/15/11	4,000,000	4,046,453
5.400%, 02/15/17	2,000,000	1,973,971
5.450%, 01/15/13 (a)	1,800,000	1,825,180
6.000%, 06/15/12 (a)	1,000,000	1,029,367
6.750%, 03/15/32 (a)	1,250,000	1,328,012
General Electric Capital Services, Inc. 7.500%, 08/21/35	100,000	114,865
Heller Financial, Inc. 7.375%, 11/01/09	350,000	369,592

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
JPMorgan Chase & Co. 5.125%, 09/15/14 (a)	$850,000	$802,200
6.750%, 02/01/11 (a)	250,000	254,523
Mellon Funding Corp. 6.400%, 05/14/11	250,000	257,362
National Rural Utilities Cooperative Finance Corp. 8.000%, 03/01/32	300,000	288,180
Petrobras International Finance Co. 6.125%, 10/06/16 (a)	600,000	581,544
RBS Capital Trust II 6.425%, 12/29/49 (b)	1,375,000	660,000
SunTrust Capital VIII 6.100%, 12/15/36 (b)	820,000	516,600
Telecom Italia Capital S.A. 6.200%, 07/18/11 (a)	1,020,000	897,600
Unilever Capital Corp. 7.125%, 11/01/10	300,000	318,972
Verizon Global Funding Corp. 7.750%, 12/01/30	2,390,000	2,694,913

		56,845,689

Diversified Telecommunication Services—0.9%
AT&T, Inc. 5.875%, 02/01/12 (a)	2,400,000	2,438,256
BellSouth Corp. 6.550%, 06/15/34	1,850,000	1,852,996
British Telecommunications, Plc. 9.125%, 12/15/30 (b)	1,000,000	1,052,734
Telefonica Emisiones SAU 6.221%, 07/03/17 (a)	2,900,000	2,847,649
Telefonica Europe BV 8.250%, 09/15/30	1,000,000	1,152,283
Verizon New England, Inc. 6.500%, 09/15/11 (a)	400,000	389,721
Verizon New York, Inc. 7.375%, 04/01/32	500,000	493,816

		10,227,455

Electric Utilities—0.9%
Duke Energy Carolinas, LLC 6.250%, 01/15/12 (a)	500,000	515,106
Exelon Corp. 4.900%, 06/15/15 (a)	2,060,000	1,674,921
5.625%, 06/15/35	1,500,000	972,417
Exelon Generation Co., LLC 6.950%, 06/15/11	300,000	289,473
Oncor Electric Delivery Co. 7.000%, 05/01/32	950,000	860,636
Progress Energy, Inc. 5.625%, 01/15/16	3,900,000	3,555,119
7.100%, 03/01/11 (a)	1,221,000	1,209,739
PSEG Power, LLC 7.750%, 04/15/11 (a)	500,000	496,705
8.625%, 04/15/31 (a)	1,000,000	946,897

		10,521,013

Security Description	Face Amount	Value*

Energy Equipment & Services—0.6%
Halliburton Co. 5.500%, 10/15/10	$4,700,000	$4,797,537
Kinder Morgan Energy Partners, L.P. 6.500%, 02/01/37	2,000,000	1,542,603
6.750%, 03/15/11 (a)	750,000	726,703
Transocean, Ltd. 7.500%, 04/15/31	300,000	281,904

		7,348,747

Federal Agencies—48.4%
Federal Home Loan Bank 3.625%, 07/01/11	5,000,000	5,242,117
4.625%, 02/18/11	6,070,000	6,473,647
5.000%, 10/13/11	1,000,000	1,080,243
5.250%, 06/18/14	9,500,000	10,770,660
5.375%, 08/19/11	5,800,000	6,357,438
5.375%, 05/18/16	2,900,000	3,304,810
Federal Home Loan Mortgage Corp. 3.500%, 05/29/13 (a)	7,120,000	7,514,041
4.000%, 12/15/09	2,000,000	2,059,089
4.000%, 06/01/19	1,667,554	1,701,471
4.395%, 02/01/36 (b)	2,313,940	2,307,121
4.500%, 09/01/18	2,279,509	2,348,270
4.500%, 10/01/18	3,386,298	3,488,445
4.500%, 04/01/19	5,037,208	5,179,971
4.500%, 06/01/19	2,872,153	2,953,554
4.500%, 08/01/19	754,484	775,867
4.500%, 10/01/35	5,120,667	5,191,224
4.500%, 11/01/35 (b)	2,451,269	2,485,044
4.750%, 03/05/12 (a)	12,000,000	13,092,774
5.000%, 05/01/18	5,953,010	6,157,831
5.000%, 12/01/18	1,059,089	1,095,528
5.000%, 06/01/19	2,159,736	2,230,143
5.000%, 03/01/27	2,540,654	2,596,456
5.000%, 10/01/33	3,374,734	3,453,732
5.000%, 03/01/34	1,605,530	1,641,872
5.000%, 08/01/35	6,839,377	6,990,947
5.000%, 09/01/35	3,938,261	4,025,539
5.000%, 10/01/35	2,824,005	2,886,589
5.000%, 01/01/36	6,352,419	6,493,198
5.000%, 04/01/38	5,895,051	6,024,243
5.101%, 08/01/36 (b)	2,279,506	2,313,313
5.135%, 01/01/36 (b)	3,997,120	4,009,647
5.153%, 09/01/35 (b)	3,864,364	3,888,604
5.300%, 05/12/20	710,000	724,159
5.397%, 01/01/37 (b)	9,818,207	9,974,949
5.450%, 02/01/37 (b)	1,364,643	1,366,416
5.500%, 11/01/17	877,848	910,382
5.500%, 05/01/29	756,937	777,231
5.500%, 06/01/34	3,532,703	3,627,417
5.500%, 10/01/35	3,496,727	3,588,849
5.500%, 12/01/35	6,122,791	6,284,096
5.500%, 01/01/36	10,550,244	10,828,192
5.625%, 11/23/35	1,040,000	1,131,061
5.643%, 02/01/37 (b)	6,229,404	6,333,659

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 6.000%, 04/01/16	$51,028	$53,255
6.000%, 05/01/17	755,995	788,599
6.000%, 11/01/28	80,643	83,787
6.000%, 12/01/28	52,677	54,730
6.000%, 02/01/29	145,476	151,058
6.000%, 04/01/29	41,640	43,237
6.000%, 05/01/29	16,176	16,796
6.000%, 06/01/31	21,836	22,651
6.000%, 07/01/31	8,195	8,501
6.000%, 08/01/31	164,554	170,696
6.000%, 09/01/31	517,875	537,204
6.000%, 04/01/32	972,387	1,007,937
6.000%, 11/01/32	329,710	341,764
6.000%, 06/01/34	1,070,842	1,107,838
6.000%, 11/01/35	1,171,888	1,210,347
6.000%, 02/01/36	2,341,914	2,418,738
6.000%, 08/01/36	3,279,938	3,387,533
6.000%, 10/01/36	4,872,488	5,032,324
6.000%, 11/01/36	4,656,489	4,809,240
6.000%, 01/01/37	6,422,467	6,633,149
6.000%, 02/01/38	4,735,433	4,891,104
6.036%, 04/01/36 (b)	1,591,250	1,620,805
6.250%, 07/15/32	2,600,000	3,707,773
6.500%, 10/01/29	36,757	38,554
6.500%, 02/01/30	44,720	46,906
6.500%, 08/01/31	74,298	77,794
6.500%, 10/01/31	25,097	26,278
6.500%, 11/01/31	171,336	179,399
6.500%, 03/01/32	1,831,802	1,915,724
6.500%, 04/01/32	1,661,868	1,738,004
6.500%, 09/01/36	4,055,448	4,223,963
6.500%, 11/01/37	8,442,610	8,791,495
6.750%, 03/15/31	965,000	1,421,558
7.000%, 03/15/10 (a)	2,875,000	3,072,845
7.000%, 06/01/11	13,815	14,313
7.000%, 12/01/15	28,202	29,583
7.000%, 12/01/27	7,335	7,685
7.000%, 11/01/28	21,307	22,321
7.000%, 04/01/29	17,734	18,568
7.000%, 05/01/29	5,619	5,883
7.000%, 06/01/29	40,868	42,790
7.000%, 07/01/29	11,240	11,769
7.000%, 01/01/31	237,728	248,314
7.000%, 12/01/31	50,484	52,732
7.500%, 03/01/16	56,472	59,298
7.500%, 08/01/24	82,337	87,050
7.500%, 10/01/27	47,915	51,314
7.500%, 10/01/29	65,665	69,107
7.500%, 05/01/30	34,124	35,913
8.000%, 02/01/27	14,290	14,994
8.000%, 10/01/28	26,234	27,526
Federal National Mortgage Association 4.000%, 04/01/19	1,669,155	1,703,455
4.000%, 05/01/19	3,142,080	3,206,648

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 4.000%, 01/01/20	$1,908,938	$1,934,017
4.125%, 04/15/14 (a)	2,350,000	2,542,669
4.500%, 07/01/18	3,742,622	3,855,587
4.500%, 05/01/19	945,581	972,403
4.500%, 08/01/33	1,436,980	1,462,135
4.500%, 10/01/33	2,581,778	2,626,974
4.500%, 04/01/34	2,005,628	2,039,500
4.610%, 10/10/13	2,370,000	2,389,997
4.837%, 09/01/35 (b)	2,412,369	2,437,587
5.000%, 06/01/18	902,320	933,384
5.000%, 01/01/19	1,354,320	1,398,487
5.000%, 02/01/20	2,220,409	2,288,761
5.000%, 01/01/22	4,707,537	4,848,794
5.000%, 02/01/24	2,223,315	2,275,542
5.000%, 09/01/25	2,113,331	2,163,050
5.000%, 07/01/33	1,825,251	1,871,391
5.000%, 08/01/33	2,673,535	2,741,119
5.000%, 09/01/33	2,305,941	2,364,232
5.000%, 10/01/33	8,325,350	8,535,806
5.000%, 03/01/34	2,603,984	2,669,809
5.000%, 04/01/34	6,116,929	6,268,619
5.000%, 05/01/34	2,105,613	2,156,896
5.000%, 09/01/34	4,291,603	4,396,128
5.000%, 02/01/35	4,086,487	4,186,016
5.000%, 04/01/35	2,238,478	2,291,959
5.000%, 05/01/35	1,411,315	1,445,033
5.000%, 11/01/35	2,298,477	2,353,391
5.125%, 04/15/11 (a)	7,200,000	7,779,295
5.169%, 11/01/36 (b)	1,484,934	1,517,287
5.375%, 06/12/17 (a)	12,250,000	14,343,790
5.406%, 03/01/36 (b)	3,913,545	3,994,866
5.500%, 03/15/11 (a)	950,000	1,032,071
5.500%, 11/01/17	1,170,348	1,213,766
5.500%, 02/01/18	460,995	477,562
5.500%, 04/01/18	2,321,481	2,404,912
5.500%, 07/01/23	1,201,798	1,235,074
5.500%, 01/01/24	614,696	631,715
5.500%, 07/01/24	1,967,068	2,021,510
5.500%, 10/01/32	732,194	754,323
5.500%, 02/01/33	1,894,608	1,950,435
5.500%, 03/01/33	3,248,673	3,344,398
5.500%, 05/01/33	5,585,285	5,749,861
5.500%, 08/01/33	4,826,731	4,968,955
5.500%, 10/01/33	693,194	713,620
5.500%, 12/01/33	5,586,370	5,750,978
5.500%, 02/01/34	3,400,974	3,498,052
5.500%, 03/01/34	1,769,823	1,820,341
5.500%, 04/01/34	1,319,438	1,357,100
5.500%, 05/01/34	1,915,539	1,970,216
5.500%, 09/01/34	2,372,138	2,439,848
5.500%, 12/01/34	6,655,715	6,845,696
5.500%, 01/01/35	1,826,945	1,879,093
5.500%, 02/01/35	4,033,068	4,148,188
5.500%, 04/01/35	2,432,888	2,501,197

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.500%, 06/01/35	$7,466,218	$7,675,847
5.500%, 06/13/35 (b)	1,751,205	1,799,700
5.500%, 01/01/37	7,725,175	7,939,910
5.500%, 05/01/37	4,616,423	4,744,744
5.500%, 05/01/38	3,838,285	3,945,120
5.500%, 07/01/38	4,940,011	5,077,511
6.000%, 09/01/13	700,780	730,679
6.000%, 10/01/13	358,739	374,045
6.000%, 03/01/14	84,687	88,307
6.000%, 06/01/14	11,245	11,726
6.000%, 07/01/14	61,928	64,573
6.000%, 09/01/14	27,738	28,923
6.000%, 09/01/17	910,609	948,818
6.000%, 08/01/28	21,097	21,893
6.000%, 11/01/28	8,366	8,682
6.000%, 12/01/28	9,764	10,132
6.000%, 06/01/31	146,508	151,861
6.000%, 09/01/32	943,396	977,317
6.000%, 01/01/33	381,262	394,970
6.000%, 02/01/33	783,716	811,181
6.000%, 03/01/33	1,120,569	1,159,838
6.000%, 04/01/33	685,241	709,254
6.000%, 05/01/33	1,849,904	1,914,732
6.000%, 05/01/34	2,180,743	2,254,795
6.000%, 09/01/34	2,599,341	2,687,607
6.000%, 11/01/34	4,258,768	4,403,384
6.000%, 01/01/35	1,260,216	1,300,847
6.000%, 07/01/36	3,308,784	3,415,478
6.000%, 09/01/36	3,621,070	3,737,834
6.000%, 07/01/37	3,619,738	3,736,490
6.000%, 08/01/37	6,204,545	6,404,668
6.000%, 09/01/37	14,290,523	14,751,454
6.210%, 08/06/38	300,000	413,700
6.500%, 01/01/13	6,605	6,882
6.500%, 04/01/13	1,135	1,182
6.500%, 06/01/13	54,894	57,196
6.500%, 07/01/13	310	323
6.500%, 06/01/14	23,813	24,833
6.500%, 04/01/17	2,488,051	2,597,021
6.500%, 05/01/28	349,254	367,472
6.500%, 12/01/28	756,729	796,200
6.500%, 03/01/29	26,255	27,593
6.500%, 04/01/29	160,424	168,599
6.500%, 05/01/29	16,950	17,814
6.500%, 08/01/29	3,913	4,112
6.500%, 05/01/30	236,210	248,246
6.500%, 09/01/31	50,294	52,637
6.500%, 02/01/32	8,982	9,473
6.500%, 06/01/32	266,229	278,144
6.500%, 09/01/33	728,530	760,694
6.500%, 10/01/33	616,492	643,709
6.500%, 10/01/34	1,886,877	1,970,180
6.500%, 10/01/37	5,970,037	6,207,569
6.625%, 11/15/10 (a)	3,400,000	3,732,162
6.625%, 11/15/30 (a)	2,450,000	3,554,716

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 7.000%, 04/01/12	$17,222	$17,822
7.000%, 02/01/14	15,747	16,296
7.000%, 10/01/21	73,251	77,517
7.000%, 06/01/26	2,112	2,230
7.000%, 06/01/28	87,384	92,282
7.000%, 09/01/29	45,431	47,980
7.000%, 10/01/29	55,195	58,291
7.000%, 12/01/29	4,693	4,956
7.000%, 01/01/32	450,269	474,402
7.000%, 04/01/32	86,459	91,044
7.000%, 06/01/32	254,758	268,268
7.000%, 10/01/37	3,631,026	3,804,493
7.500%, 08/01/15	20,468	21,449
7.500%, 09/01/25	20,203	21,308
7.500%, 06/01/26	21,059	22,201
7.500%, 09/01/27	4,187	4,419
7.500%, 11/01/27	548	579
7.500%, 08/01/28	1,224	1,298
7.500%, 07/01/29	52,977	56,194
7.500%, 10/01/29	23,753	25,104
7.500%, 07/01/30	6,841	7,230
8.000%, 10/01/26	1,694	1,795
8.000%, 11/01/29	752	796
8.000%, 05/01/30	37,835	39,664
8.000%, 11/01/30	11,922	12,499
8.000%, 01/01/31	16,095	17,095
8.000%, 02/01/31	26,507	27,789
Government National Mortgage Association 5.000%, 10/15/20	2,096,934	2,165,421
5.000%, 01/15/21	1,833,136	1,893,006
5.000%, 12/15/35	2,309,841	2,377,944
5.000%, 12/15/36	4,359,649	4,484,814
5.500%, 03/15/36	3,312,347	3,424,292
5.500%, 01/15/37	4,829,361	4,992,865
5.500%, 11/15/37	8,904,361	9,205,828
5.500%, 09/15/38	4,982,381	5,151,534
6.000%, 01/15/29	38,921	40,597
6.000%, 01/15/33	1,122,324	1,166,448
6.000%, 03/15/35	1,751,742	1,813,812
6.000%, 12/15/35	2,110,477	2,185,257
6.000%, 06/15/36	3,421,251	3,542,233
6.000%, 09/15/36	4,064,978	4,208,724
6.000%, 07/15/38	2,816,937	2,916,997
6.500%, 05/15/23	9,594	10,100
6.500%, 02/15/27	149,084	157,441
6.500%, 07/15/28	27,540	29,109
6.500%, 08/15/28	51,737	54,685
6.500%, 11/15/28	34,643	36,616
6.500%, 12/15/28	13,677	14,456
6.500%, 07/15/29	15,910	16,812
6.500%, 06/20/31	109,592	115,532
6.500%, 07/15/32	150,528	157,967
6.500%, 05/15/36	1,522,455	1,589,739
7.000%, 01/15/28	8,660	9,093
7.000%, 04/15/28	4,269	4,482

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Government National Mortgage Association 7.000%, 05/15/28	$35,317	$37,080
7.000%, 06/15/28	20,996	22,044
7.000%, 10/15/28	19,704	20,689
7.000%, 06/15/29	6,769	7,106
7.000%, 09/15/29	38,034	39,927
7.000%, 01/15/31	1,619	1,699
7.000%, 03/15/31	41,884	43,973
7.000%, 07/15/31	1,691,586	1,776,012
7.000%, 08/15/31	222,303	233,398
7.000%, 02/15/32	183,838	190,637
7.000%, 07/15/32	116,517	120,826
7.500%, 02/20/28	11,387	12,021
7.500%, 08/15/29	32,914	34,956
7.500%, 04/15/30	10,125	10,730
8.000%, 09/15/16	1,482	1,583
8.000%, 08/15/26	6,656	7,030
8.000%, 09/15/26	10,438	11,024
8.000%, 05/15/27	5,393	5,758
8.000%, 06/15/29	55,554	59,270
9.000%, 11/15/24	42,674	45,641

		572,699,109

Food & Staples Retailing—0.3%
The Kroger Co. 5.500%, 02/01/13	950,000	939,310
Wal-Mart Stores, Inc. 4.550%, 05/01/13	2,075,000	2,173,548
6.875%, 08/10/09 (a)	500,000	512,774

		3,625,632

Food Products—0.7%
ConAgra Foods, Inc. 5.819%, 06/15/17	2,000,000	1,869,151
General Mills, Inc. 6.000%, 02/15/12	2,000,000	2,047,622
Kellogg Co. 6.600%, 04/01/11 (a)	2,700,000	2,816,159
Kraft Foods, Inc. 6.250%, 06/01/12 (a)	900,000	918,974

		7,651,906

Foreign Government—1.9%
Brazilian Government International Bond 6.000%, 01/17/17 (a)	3,755,000	3,858,262
Italian Republic 4.500%, 01/21/15 (a)	2,975,000	3,064,250
5.625%, 06/15/12	3,650,000	3,977,807
Mexico Government International Bond 6.750%, 09/27/34	1,050,000	1,097,250
8.000%, 09/24/22	2,200,000	2,585,000
8.375%, 01/14/11	250,000	270,000
9.875%, 02/01/10 (a)	500,000	536,250

Security Description	Face Amount	Value*

Foreign Government—(Continued)
Province of Ontario Canada 5.125%, 07/17/12	$2,000,000	$2,137,560
Province of Quebec Canada 4.875%, 05/05/14	1,925,000	2,066,309
6.125%, 01/22/11	2,700,000	2,869,256

		22,461,944

Gas Utilities—0.1%
El Paso Natural Gas Co. 8.375%, 06/15/32	220,000	193,435
Southern California Gas Co. 4.800%, 10/01/12	1,000,000	1,013,680

		1,207,115

Government Agency—0.1%
Tennessee Valley Authority 6.000%, 03/15/13	1,000,000	1,134,420

Health Care Providers & Services—0.2%
WellPoint, Inc. 6.800%, 08/01/12	2,200,000	2,154,744

Household Products—0.2%
Procter & Gamble Co. 4.950%, 08/15/14	2,000,000	2,069,211
6.450%, 01/15/26	200,000	234,599

		2,303,810

Industrial Conglomerates—0.2%
General Electric Co. 5.000%, 02/01/13 (a)	930,000	939,806
Tyco International, Ltd. 6.875%, 01/15/21	1,275,000	1,018,432

		1,958,238

Insurance—0.5%
AXA Financial, Inc. 7.750%, 08/01/10	500,000	496,098
AXA S.A. 8.600%, 12/15/30 (a)	1,165,000	699,000
Chubb Corp. 6.000%, 11/15/11	350,000	349,406
Hartford Financial Services Group, Inc. 6.100%, 10/01/41	780,000	478,548
Prudential Financial, Inc. 5.700%, 12/14/36	1,525,000	979,373
The Allstate Corp. 6.125%, 02/15/12	2,750,000	2,697,398
6.900%, 05/15/38	150,000	146,545

		5,846,368

Machinery—0.1%
Caterpillar, Inc. 7.250%, 09/15/09	250,000	254,549

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Machinery—(Continued)
Deere & Co. 6.950%, 04/25/14 (a)	$850,000	$916,173
7.850%, 05/15/10	300,000	311,062

		1,481,784

Media—1.1%
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	1,700,000	1,757,923
Comcast Corp. 5.300%, 01/15/14 (a)	1,445,000	1,356,669
5.650%, 06/15/35 (a)	1,500,000	1,368,633
COX Communications, Inc. 7.750%, 11/01/10	250,000	244,948
News America, Inc. 6.550%, 03/15/33 (a)	1,950,000	1,818,824
The Walt Disney Co. 6.375%, 03/01/12 (a)	200,000	213,602
Thomson Reuters Corp. 6.200%, 01/05/12	3,700,000	3,614,785
Time Warner Cable, Inc. 5.850%, 05/01/17	100,000	90,471
6.550%, 05/01/37 (a)	100,000	94,048
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	380,000	378,006
Time Warner, Inc. 7.700%, 05/01/32	685,000	693,335
9.125%, 01/15/13	418,000	415,386
Turner Broadcasting System, Inc. 8.375%, 07/01/13	660,000	635,587
Viacom, Inc. 6.250%, 04/30/16	770,000	645,216

		13,327,433

Metals & Mining—0.3%
Alcoa, Inc. 5.375%, 01/15/13 (a)	1,000,000	854,874
5.720%, 02/23/19 (a)	523,000	370,413
5.870%, 02/23/22	101,000	64,461
Rio Tinto Alcan, Inc. 5.000%, 06/01/15	1,050,000	802,675
Vale Overseas, Ltd. 6.875%, 11/21/36	1,100,000	1,014,750

		3,107,173

Multi-Utilities—0.7%
Dominion Resources, Inc. 5.150%, 07/15/15 (a)	3,600,000	3,299,292
Pacific Gas & Electric Co. 4.800%, 03/01/14 (a)	3,125,000	3,060,205
6.050%, 03/01/34	2,195,000	2,241,591

		8,601,088

Security Description	Face Amount	Value*

Multiline Retail—0.2%
Macy’s Retail Holdings, Inc. 5.875%, 01/15/13	$1,030,000	$721,000
Target Corp. 6.350%, 11/01/32	2,300,000	1,988,381

		2,709,381

Oil, Gas & Consumable Fuels—0.5%
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	761,202
Enterprise Products Operating, LLC 5.000%, 03/01/15	2,000,000	1,690,421
6.300%, 09/15/17	3,400,000	2,945,698
XTO Energy, Inc. 7.500%, 04/15/12	715,000	723,936

		6,121,257

Paper & Forest Products—0.0%
Weyerhaeuser Co. 7.375%, 03/15/32	500,000	328,070

Pharmaceuticals—0.7%
Bristol-Myers Squibb Co. 5.875%, 11/15/36	2,000,000	2,139,999
Johnson & Johnson 5.950%, 08/15/37	910,000	1,090,127
6.950%, 09/01/29	250,000	320,463
Merck & Co., Inc. 5.950%, 12/01/28	300,000	316,703
Schering-Plough Corp. 6.550%, 09/15/37	1,000,000	1,021,262
Wyeth 5.500%, 02/01/14 (a)	3,000,000	3,046,219

		7,934,773

Real Estate Investment Trusts—0.3%
Brandywine Operating Partnership, L.P. 5.750%, 04/01/12	680,000	398,663
Developers Diversified Realty Corp. 5.375%, 10/15/12	520,000	258,402
Regency Centers, L.P. 5.250%, 08/01/15 (a)	850,000	593,157
Simon Property Group, L.P. 5.250%, 12/01/16	3,000,000	1,915,880

		3,166,102

Road & Rail—0.2%
Burlington Northern Santa Fe Corp. 5.900%, 07/01/12	1,000,000	1,007,461
CSX Corp. 6.750%, 03/15/11 (a)	200,000	198,317
7.900%, 05/01/17	500,000	513,687
Norfolk Southern Corp. 5.590%, 05/17/25	144,000	129,075
6.200%, 04/15/09	350,000	350,447

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Road & Rail—(Continued)
Norfolk Southern Corp. 7.250%, 02/15/31	$156,000	$167,002

		2,365,989

Software—0.2%
Oracle Corp. 5.250%, 01/15/16 (a)	2,000,000	2,011,571

Specialty Retail—0.1%
Lowe’s Cos., Inc. 6.875%, 02/15/28 (a)	1,000,000	993,431

U.S. Treasury—23.1%
U.S. Treasury Bonds 4.500%, 02/15/36 (a)	5,675,000	7,537,705
5.250%, 11/15/28 (a)	2,700,000	3,562,326
5.250%, 02/15/29	750,000	993,578
5.375%, 02/15/31 (a)	5,255,000	7,229,198
5.500%, 08/15/28 (a)	2,420,000	3,267,073
6.250%, 08/15/23 (a)	8,450,000	11,515,998
6.375%, 08/15/27	2,800,000	4,094,720
6.500%, 11/15/26	1,000,000	1,471,980
6.875%, 08/15/25 (a)	2,450,000	3,722,946
7.250%, 08/15/22 (a)	6,120,000	8,894,012
7.875%, 02/15/21 (a)	4,450,000	6,596,102
8.000%, 11/15/21	2,920,000	4,424,004
8.125%, 08/15/19 (a)	2,645,000	3,902,539
8.125%, 08/15/21 (a)	1,250,000	1,899,275
8.500%, 02/15/20 (a)	6,700,000	10,191,772
8.750%, 08/15/20 (a)	1,000,000	1,559,010
8.875%, 02/15/19 (a)	10,215,000	15,673,079
9.125%, 05/15/18 (a)	1,600,000	2,477,632
9.250%, 02/15/16 (a)	1,375,000	2,007,184
U.S. Treasury Notes 1.750%, 03/31/10	21,500,000	21,851,311
2.875%, 01/31/13 (a)	6,000,000	6,438,420
3.375%, 11/30/12 (a)	7,010,000	7,635,502
3.625%, 01/15/10 (a)	4,000,000	4,138,680
3.625%, 06/15/10 (a)	16,200,000	16,929,970
4.000%, 04/15/10 (a)	6,000,000	6,290,160
4.000%, 11/15/12 (a)	7,250,000	8,046,775
4.000%, 02/15/14 (a)	600,000	679,944
4.125%, 08/15/10	1,000,000	1,059,060
4.125%, 05/15/15 (a)	7,640,000	8,758,726
4.250%, 10/15/10 (a)	5,000,000	5,340,400
4.250%, 01/15/11	9,100,000	9,778,405
4.250%, 09/30/12 (a)	5,000,000	5,578,050
4.250%, 08/15/13 (a)	14,980,000	17,030,013
4.250%, 08/15/14 (a)	4,430,000	5,086,969
4.375%, 08/15/12 (a)	5,000,000	5,614,100
4.500%, 11/15/15 (a)	8,950,000	10,608,883
4.750%, 08/15/17 (a)	5,000,000	5,977,600
4.875%, 02/15/12 (a)	4,500,000	5,034,195
5.000%, 02/15/11	1,000,000	1,091,800
5.000%, 08/15/11 (a)	3,500,000	3,893,925

Security Description	Face Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Notes 5.125%, 05/15/16 (a)	$4,830,000	$5,845,169
5.750%, 08/15/10	7,120,000	7,735,310
6.500%, 02/15/10 (a)	1,710,000	1,823,749

		273,287,249

Wireless Telecommunication Services—0.3%
AT&T Mobility, LLC 7.125%, 12/15/31	100,000	109,467
New Cingular Wireless Services, Inc. 7.875%, 03/01/11	890,000	927,685
8.125%, 05/01/12	500,000	530,647
8.750%, 03/01/31	300,000	370,988
Vodafone Group, Plc. 6.150%, 02/27/37	1,000,000	981,984
7.750%, 02/15/10 (a)	1,150,000	1,174,181

		4,094,952

Yankee—1.0%
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	343,085
ConocoPhillips Canada Funding Co. I 5.950%, 10/15/36	3,050,000	2,994,188
EnCana Corp. 4.750%, 10/15/13 (a)	2,000,000	1,795,861
Hydro-Quebec 7.500%, 04/01/16	1,350,000	1,717,793
8.400%, 01/15/22	1,000,000	1,484,457
Inter-American Development Bank 6.800%, 10/15/25	500,000	695,616
7.000%, 06/15/25	200,000	278,604
8.875%, 06/01/09 (a)	400,000	410,805
International Bank for Reconstruction & Development 8.875%, 03/01/26	535,000	872,523
Province of Nova Scotia Canada 9.250%, 03/01/20	250,000	389,496
Province of Quebec Canada 7.500%, 07/15/23	350,000	494,284
StatoilHydro ASA 6.700%, 01/15/18	300,000	317,683

		11,794,395

Total Fixed Income (Identified Cost $1,137,497,964)		1,164,266,455

Short Term Investments—17.1%

Discount Notes—1.7%
Federal Home Loan Bank 0.008%, 04/08/09	18,400,000	18,396,034
0.036%, 01/08/09	500,000	499,998
0.050%, 01/23/09	1,000,000	999,994
Federal Home Loan Mortgage Corp. 1.700%, 02/27/09	700,000	699,867

		20,595,893

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2008

Short Term Investments—(Continued)

Security Description	Face Amount	Value*

Mutual Funds—15.4%
State Street Navigator Securities Lending Prime Portfolio (c)	$181,643,880	$181,643,880

Total Short Term Investments (Identified Cost $202,239,773)		202,239,773

Total Investments—115.6% (Identified Cost $1,339,737,737) (d)		1,366,506,228
Liabilities in excess of other assets		(184,350,472)

Total Net Assets—100%		$1,182,155,756

(a)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $182,605,666 and the collateral received consisted of cash in the amount of $181,643,880 and non-cash collateral with a value of $6,017,366. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2008.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $1,347,677,773 and the composition of unrealized appreciation and depreciation of investment securities was $61,943,635 and $(43,115,180), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2008, the market value of 144A securities was $1,036,123, which is 0.1% of total net assets.

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$557,806,166	$0
Level 2 - Other Significant Observable Inputs	808,700,062	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$1,366,506,228	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$1,366,506,228
Cash		164,386
Receivable for:
Securities sold		21,374,097
Fund shares sold		215,807
Accrued interest		11,700,517

Total Assets		1,399,961,035
Liabilities
Payable for:
Securities purchased	$26,063,023
Fund shares redeemed	9,680,492
Collateral for securities loaned	181,643,880
Accrued expenses:
Management fees	252,395
Service and distribution fees	122,507
Other expenses	42,982

Total Liabilities		217,805,279

Net Assets		$1,182,155,756

Net assets consists of:
Capital paid in		$1,116,108,967
Undistributed net investment income		68,918,722
Accumulated net realized losses		(29,640,424)
Unrealized appreciation on investments		26,768,491

Net Assets		$1,182,155,756

Computation of offering price:
Class A
Net asset value and redemption price per share ($564,528,263 divided by 50,876,132 shares outstanding)		$11.10

Class B
Net asset value and redemption price per share ($491,545,575 divided by 45,003,478 shares outstanding)		$10.92

Class E
Net asset value and redemption price per share ($126,081,918 divided by 11,416,090 shares outstanding)		$11.04

(a) Identified cost of investments		$1,339,737,737

(b) Includes cash collateral for securities loaned of		$181,643,880

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Interest		$70,893,591	(a)

Expenses
Management fees	$3,345,897
Service and distribution fees—Class B	1,384,799
Service and distribution fees—Class E	229,399
Directors’ fees and expenses	31,907
Custodian	158,937
Audit and tax services	39,141
Legal	24,189
Printing	241,078
Insurance	15,565
Miscellaneous	20,289

Total expenses	5,491,201
Management fee waivers	(80,302)	5,410,899

Net Investment Income		65,482,692

Realized and Unrealized Gain (Loss)
Realized loss on:
Investments—net		(4,343,529)
Change in unrealized appreciation on:
Investments—net		10,349,538

Net gain		6,006,009

Net Increase in Net Assets From Operations		$71,488,701

(a)	Includes income on securities loaned of $2,910,564.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$65,482,692	$58,295,278
Net realized loss	(4,343,529)	(586,292)
Change in unrealized appreciation	10,349,538	24,687,327

Increase in net assets from operations	71,488,701	82,396,313

From Distributions to Shareholders
Net investment income
Class A	(29,529,866)	(23,636,498)
Class B	(24,494,600)	(22,205,073)
Class E	(7,019,399)	(7,821,668)

Total distributions	(61,043,865)	(53,663,239)

Increase (decrease) in net assets from capital share transactions	(248,196,357)	234,272,891

Net increase (decrease) in net assets	(237,751,521)	263,005,965

Net Assets
Beginning of the period	1,419,907,277	1,156,901,312

End of the period	$1,182,155,756	$1,419,907,277

Undistributed Net Investment Income
End of the period	$68,918,722	$60,944,314

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	7,257,786	$78,190,985	24,762,938	$265,871,474
Reinvestments	2,775,363	29,529,866	2,259,703	23,636,498
Redemptions	(20,975,670)	(227,457,992)	(12,750,873)	(135,946,003)

Net increase (decrease)	(10,942,521)	$(119,737,141)	14,271,768	$153,561,969

Class B
Sales	6,244,297	$66,535,833	15,528,857	$162,731,989
Reinvestments	2,335,043	24,494,600	2,149,571	22,205,073
Redemptions	(16,204,892)	(172,016,970)	(9,310,951)	(97,531,567)

Net increase (decrease)	(7,625,552)	$(80,986,537)	8,367,477	$87,405,495

Class E
Sales	984,656	$10,566,589	1,900,274	$19,994,422
Reinvestments	662,207	7,019,399	749,920	7,821,668
Redemptions	(6,063,130)	(65,058,667)	(3,264,496)	(34,510,663)

Net decrease	(4,416,267)	$(47,472,679)	(614,302)	$(6,694,573)

Increase (decrease) derived from capital share transactions		$(248,196,357)		$234,272,891

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.97	$10.76	$10.81	$11.02	$10.93

Income From Investment Operations
Net investment income	0.54 (a)	0.52 (a)	0.49 (a)	0.49	0.46
Net realized and unrealized gain (loss) of investments	0.10	0.20	(0.07)	(0.27)	(0.02)

Total from investment operations	0.64	0.72	0.42	0.22	0.44

Less Distributions
Distributions from net investment income	(0.51)	(0.51)	(0.47)	(0.43)	(0.35)

Total distributions	(0.51)	(0.51)	(0.47)	(0.43)	(0.35)

Net Asset Value, End of Period	$11.10	$10.97	$10.76	$10.81	$11.02

Total Return (%)	6.0	6.9	4.1	2.1	4.1
Ratio of operating expenses to average net assets (%)	0.28	0.29	0.31	0.31	0.32
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.29	0.30	0.32	0.31	N/A
Ratio of net investment income to average net assets (%)	5.01	4.86	4.64	4.30	4.42
Portfolio turnover rate (%)	14	15	18	23	27
Net assets, end of period (000)	$564,528	$678,193	$511,541	$524,878	$550,456

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.81	$10.60	$10.66	$10.87	$10.79

Income From Investment Operations
Net investment income	0.51 (a)	0.48 (a)	0.46 (a)	0.36	0.36
Net realized and unrealized gain (loss) of investments	0.08	0.20	(0.08)	(0.16)	0.04

Total from investment operations	0.59	0.68	0.38	0.20	0.40

Less Distributions
Distributions from net investment income	(0.48)	(0.47)	(0.44)	(0.41)	(0.32)

Total distributions	(0.48)	(0.47)	(0.44)	(0.41)	(0.32)

Net Asset Value, End of Period	$10.92	$10.81	$10.60	$10.66	$10.87

Total Return (%)	5.6	6.7	3.8	1.9	3.8
Ratio of operating expenses to average net assets (%)	0.53	0.54	0.56	0.56	0.57
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.54	0.55	0.57	0.56	N/A
Ratio of net investment income to average net assets (%)	4.76	4.60	4.40	4.06	4.16
Portfolio turnover rate (%)	14	15	18	23	27
Net assets, end of period (000)	$491,546	$568,790	$469,212	$354,652	$170,958

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.92	$10.71	$10.77	$10.97	$10.89

Income From Investment Operations
Net investment income	0.52 (a)	0.50 (a)	0.47 (a)	0.46	0.44
Net realized and unrealized gain (loss) of investments	0.09	0.20	(0.07)	(0.25)	(0.02)

Total from investment operations	0.61	0.70	0.40	0.21	0.42

Less Distributions
Distributions from net investment income	(0.49)	(0.49)	(0.46)	(0.41)	(0.34)

Total distributions	(0.49)	(0.49)	(0.46)	(0.41)	(0.34)

Net Asset Value, End of Period	$11.04	$10.92	$10.71	$10.77	$10.97

Total Return (%)	5.8	6.7	3.9	2.0	3.9
Ratio of operating expenses to average net assets (%)	0.43	0.44	0.46	0.46	0.47
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.44	0.45	0.47	0.46	N/A
Ratio of net investment income to average net assets (%)	4.86	4.70	4.49	4.15	4.26
Portfolio turnover rate (%)	14	15	18	23	27
Net assets, end of period (000)	$126,082	$172,925	$176,149	$190,840	$200,270

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Lehman Brothers Aggregate Bond Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt

MSF-18

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

MSF-19

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Mortgage-Backed Securities:

The Portfolio invests a portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At December 31, 2008, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities (excluding federal agencies) with an aggregate value of $51,030,610 (representing 4.3% of the Portfolio’s total net assets).

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/16	Expiring 12/31/15	Expiring 12/31/14	Expiring 12/31/13	Expiring 12/31/12	Expiring 12/31/10	Expiring 12/31/09	Total
$6,670,752	$4,015,637	$4,808,149	$3,790,866	$499,465	$449,093	$612,878	$20,846,840

MSF-20

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$61,043,865	$53,663,239	$—	$—	$—	$—	$61,043,865	$53,663,239

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$68,918,722	$—	$18,828,455	$(20,846,840)	$66,900,337

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(853,547)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$122,838,829	$59,003,804	$245,903,693	$103,449,174

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.25% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2008 were $3,345,897.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2008 were $307,823.

MSF-21

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2008 to April 30, 2009, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.006% of average daily net assets. A similar expense agreement was in place for the period May 1, 2007 through April 30, 2008. Amounts waived for the year ended December 31, 2008 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-22

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Lehman Brothers Aggregate Bond Index Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lehman Brothers Aggregate Bond Index Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2009

MSF-23

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-24

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-25

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-26

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-27

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-28

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-29

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. Loomis Sayles Small Cap Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the Loomis Sayles Small Cap Portfolio returned -35.9%, compared to its benchmark, the Russell 2000 Index1, which returned -33.8%. The average return of its peer group, the Lipper Variable Insurance Products2 Small-Cap Core Funds Universe, was -35.5% over the same period.

PORTFOLIO REVIEW

Equity markets were under severe pressure during the fourth quarter of 2008, capping off one of the worst years for stocks in decades. The challenges the market faced have been well documented: the bursting of the housing bubble, the subsequent credit crisis and dislocations in the capital markets, high profile corporate bankruptcies, fiscal and monetary policy changes of epic proportions and finally a global economic recession which may persist for some time. Within that context, virtually all capital markets posted severe declines, including domestic equities and small-cap stocks. The high level of correlation of all assets during 2008, including individual stocks, presented a difficult environment for a stock picking strategy, which caused the

Portfolio to trail the Benchmark modestly.

From an attribution standpoint, the modest underperformance was driven from stock selection. While the Portfolio performed well on a stock basis within consumer discretionary and staples, it lagged in financials and energy. The strength in consumer discretionary was largely driven by counter cyclical companies, such as those in the for profit education industry including Devry, Grand Canyon Education, and Dollar Tree.

Financials and energy were difficult sectors to navigate in 2008. In financial services, we were surprised by the relative resilience of several small-cap banks and consumer finance companies during the calendar year. The Portfolio was underweight the sector for the calendar year and our higher quality stock picks simply failed to keep up in a sector that measurably outperformed. Energy went from being by far the best sector in the market during the first half of the year to being the worst in the second. While stock selection in energy was neutral in the second half of the year, the Portfolio did not own some of the better performing energy stocks in the first half due to market cap parameters.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

Average Annual Returns as of December 31, 2008

	Loomis Sayles Small Cap Portfolio			Russell 2000 Index
	Class A	Class B	Class E
1 Year	-35.9%	-36.1%	-36.0%	-33.8%
5 Year	0.8	0.6	0.7	-0.9
10 Year	3.5	—	—	3.0
Since Inception	—	4.7	1.1	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/2/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Rollins, Inc.	1.3%
Stifel Financial Corp.	1.2%
Waste Connections, Inc.	1.1%
ITC Holdings Corp.	1.1%
UGI Corp.	1.1%
John Wiley & Sons, Inc.	1.0%
Signature Bank	0.9%
Standard Parking Corp.	0.8%
IBERIABANK Corp.	0.8%
ICF International, Inc.	0.8%

Top Sectors

% of Total Market Value
Financials	20.1%
Industrials	18.2%
Information Technology	17.3%
Health Care	15.0%
Consumer Discretionary	10.1%
Utilities	4.7%
Energy	4.5%
Consumer Staples	4.1%
Materials	2.1%
Telecommunication Services	0.9%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Loomis Sayles Small Cap—Class A(a)	Actual	0.90%	$1,000.00	$725.87	$3.90
	Hypothetical	0.90%	$1,000.00	$1,020.56	$4.57

Loomis Sayles Small Cap—Class B(a)	Actual	1.15%	$1,000.00	$724.95	$4.99
	Hypothetical	1.15%	$1,000.00	$1,019.29	$5.84

Loomis Sayles Small Cap—Class E(a)	Actual	1.05%	$1,000.00	$725.32	$4.55
	Hypothetical	1.05%	$1,000.00	$1,019.79	$5.33

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—96.8% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.9%
AeroVironment, Inc. (a) (b)	35,030	$1,289,454
Curtiss-Wright Corp. (a)	39,482	1,318,304
Ducommun, Inc.	38,560	643,952
Moog, Inc. (a) (b)	58,519	2,140,040
Orbital Sciences Corp. (a) (b)	79,529	1,553,202
Teledyne Technologies, Inc. (b)	42,615	1,898,498

		8,843,450

Air Freight & Logistics—0.7%
Atlas Air Worldwide Holdings, Inc. (b)	52,001	982,819
HUB Group, Inc. (Class A) (b)	38,345	1,017,293

		2,000,112

Auto Components—0.3%
Gentex Corp. (a)	90,074	795,353

Beverages—0.3%
Heckmann Corp. (a) (b)	148,876	841,149

Biotechnology—2.4%
Alexion Pharmaceuticals, Inc. (a) (b)	25,024	905,618
BioMarin Pharmaceutical, Inc. (a) (b)	48,742	867,608
Cubist Pharmaceuticals, Inc. (a) (b)	35,198	850,384
Genomic Health, Inc. (b)	44,264	862,263
Isis Pharmaceuticals, Inc. (a) (b)	67,026	950,429
Onyx Pharmaceuticals, Inc. (a) (b)	29,046	992,211
Osiris Therapeutics, Inc. (a) (b)	41,346	792,189
Regeneron Pharmaceuticals, Inc. (b)	49,412	907,204

		7,127,906

Building Products—0.3%
Armstrong World Industries, Inc. (a) (b)	48,918	1,057,607

Capital Markets—2.6%
Greenhill & Co., Inc.	17,062	1,190,416
Investment Technology Group, Inc. (b)	36,149	821,305
JMP Group, Inc.	37,846	210,046
KBW, Inc. (b)	46,050	1,059,150
RiskMetrics Group, Inc. (a) (b)	60,152	895,663
Stifel Financial Corp. (b)	78,272	3,588,771

		7,765,351

Chemicals—0.9%
Koppers Holdings, Inc.	21,106	456,312
LSB Industries, Inc. (a) (b)	46,551	387,304
Minerals Technologies, Inc.	9,430	385,687
Solutia, Inc. (a) (b)	67,433	303,449
Zep, Inc.	66,427	1,282,705

		2,815,457

Commercial & Professional Services—6.6%
ABM Industries, Inc.	90,348	1,721,130
American Ecology Corp. (a)	46,228	935,193
Clean Harbors, Inc. (b)	23,086	1,464,576
McGrath Rentcorp	57,403	1,226,128

Security Description	Shares	Value*

Commercial & Professional Services—(Continued)
Rollins, Inc. (a)	212,965	$3,850,407
Standard Parking Corp. (a) (b)	128,009	2,475,694
Sykes Enterprises, Inc. (b)	47,807	914,070
Team, Inc. (a) (b)	56,832	1,574,246
The Brink’s Co.	34,639	931,096
The GEO Group, Inc. (a) (b)	81,239	1,464,739
Waste Connections, Inc. (b)	105,932	3,344,273

		19,901,552

Commercial Banks—6.7%
Bank of the Ozarks, Inc. (a)	67,662	2,005,502
Comerica, Inc.	45,024	893,726
CVB Financial Corp. (a)	90,793	1,080,437
First Horizon National Corp. (b)	68,685	726,000
Glacier Bancorp, Inc.	50,857	967,300
Hancock Holding Co.	36,119	1,641,970
IBERIABANK Corp. (a)	50,771	2,437,008
Old National Bancorp (a)	42,228	766,861
Pennsylvania Commerce Bancorp, Inc. (a) (b)	32,794	874,288
PrivateBancorp, Inc. (a)	34,722	1,127,076
Prosperity Bancshares, Inc.	67,483	1,996,822
Signature Bank (b)	98,302	2,820,284
Sterling Bancshares, Inc.	202,833	1,233,225
SVB Financial Group (b)	30,999	813,104
Texas Capital Bancshares, Inc. (b)	55,326	739,155

		20,122,758

Communications Equipment—3.2%
ADC Telecommunications, Inc. (a) (b)	95,956	524,879
Adtran, Inc.	61,214	910,864
Anaren, Inc. (b)	38,072	454,960
Brocade Communications Systems, Inc. (b)	269,881	755,667
CommScope, Inc. (a) (b)	54,596	848,422
DG FastChannel, Inc. (a) (b)	101,954	1,272,386
F5 Networks, Inc. (a) (b)	43,382	991,713
Neutral Tandem, Inc. (b)	76,854	1,246,572
Riverbed Technology, Inc. (a) (b)	102,057	1,162,429
Tekelec, Inc. (a) (b)	104,312	1,391,522

		9,559,414

Computers & Peripherals—0.7%
Intevac, Inc. (a) (b)	68,362	346,595
NCR Corp. (b)	50,720	717,181
Teradata Corp. (b)	64,538	957,099

		2,020,875

Construction & Engineering—1.6%
Granite Construction, Inc. (a)	14,751	648,011
MasTec, Inc. (b)	141,139	1,634,390
MYR Group, Inc. (b)	75,129	751,290
Northwest Pipe Co. (a) (b)	39,828	1,697,071

		4,730,762

Construction Materials—0.1%
Eagle Materials, Inc. (a)	21,119	388,801

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Consumer Finance—0.5%
Dollar Financial Corp. (b)	102,065	$1,051,270
World Acceptance Corp. (a) (b)	24,557	485,246

		1,536,516

Containers & Packaging—0.6%
Myers Industries, Inc.	70,775	566,200
Rock-Tenn Co.	40,699	1,391,092

		1,957,292

Distributors—0.1%
Core-Mark Holding Co., Inc. (b)	15,580	335,282

Diversified Consumer Services—2.0%
American Public Education, Inc. (a) (b)	33,111	1,231,398
Capella Education Co. (a) (b)	19,048	1,119,261
DeVry, Inc.	23,269	1,335,873
Grand Canyon Education, Inc. (a) (b)	54,439	1,022,365
Hillenbrand, Inc.	74,705	1,246,079

		5,954,976

Diversified Financial Services—0.6%
PHH Corp. (b)	134,405	1,710,976

Diversified Telecommunication Services—0.9%
Cbeyond, Inc. (a) (b)	78,389	1,252,656
NTELOS Holdings Corp.	63,754	1,572,174

		2,824,830

Electric Utilities—2.3%
Allete, Inc. (a)	51,623	1,665,874
ITC Holdings Corp.	75,623	3,303,213
Portland General Electric Co.	95,141	1,852,395

		6,821,482

Electrical Equipment—0.5%
Energy Conversion Devices, Inc. (a) (b)	31,799	801,653
II-VI, Inc. (a) (b)	18,686	356,716
LaBarge, Inc. (b)	17,435	250,192
Polypore International, Inc. (b)	30,514	230,686

		1,639,247

Electronic Equipment, Instruments & Components—1.6%
Amphenol Corp. (Class A) (a)	30,236	725,059
Daktronics, Inc. (a)	51,071	478,024
IPG Photonics Corp. (a) (b)	106,787	1,407,453
Littelfuse, Inc. (b)	70,658	1,172,923
Scansource, Inc. (a) (b)	36,388	701,197
Vishay Intertechnology, Inc. (b)	113,434	387,944

		4,872,600

Energy Equipment & Services—2.0%
Dresser-Rand Group, Inc. (b)	39,435	680,254
Hornbeck Offshore Services, Inc. (a) (b)	89,631	1,464,571
IHS, Inc. (b)	34,732	1,299,671

Security Description	Shares	Value*

Energy Equipment & Services—(Continued)
Newpark Resources, Inc. (b)	4,910	$18,167
Oceaneering International, Inc. (b)	61,086	1,780,046
Tesco Corp. (b)	134,387	959,523

		6,202,232

Food & Staples Retailing—0.5%
Spartan Stores, Inc. (a)	68,791	1,599,391

Food Products—2.1%
Flowers Foods, Inc. (a)	41,897	1,020,611
Green Mountain Coffee Roasters, Inc. (a) (b)	36,780	1,423,386
J&J Snack Foods Corp.	44,615	1,600,786
Ralcorp Holdings, Inc. (b)	24,321	1,420,346
The J. M. Smucker Co.	21,864	948,023

		6,413,152

Gas Utilities—1.4%
ONEOK, Inc.	30,466	887,170
UGI Corp.	134,216	3,277,555

		4,164,725

Health Care Equipment & Supplies—3.4%
Hill-Rom Holdings, Inc. (a)	42,302	696,291
Masimo Corp. (b)	33,636	1,003,362
Medical Action Industries, Inc. (b)	58,977	589,770
Merit Medical Systems, Inc. (a) (b)	66,856	1,198,728
Natus Medical, Inc. (b)	90,112	1,166,950
NuVasive, Inc. (a) (b)	27,044	937,075
SonoSite, Inc. (b)	59,065	1,126,960
Teleflex, Inc.	35,032	1,755,103
West Pharmaceutical Services, Inc. (a)	49,456	1,867,953

		10,342,192

Health Care Providers & Services—4.8%
Amedisys, Inc. (a) (b)	22,673	937,302
BIO-Reference Labs, Inc. (b)	37,960	995,691
CardioNet, Inc. (b)	72,947	1,798,143
Catalyst Health Solutions, Inc. (b)	75,730	1,844,025
Corvel Corp. (b)	30,831	677,665
Gentiva Health Services, Inc. (b)	62,675	1,833,870
Healthspring, Inc. (b)	51,675	1,031,950
Mednax, Inc. (b)	23,892	757,376
MWI Veterinary Supply, Inc. (a) (b)	54,236	1,462,203
Psychiatric Solutions, Inc. (a) (b)	38,436	1,070,443
Skilled Healthcare Group, Inc. (a) (b)	98,609	832,260
Sun Healthcare Group, Inc. (b)	134,983	1,194,600

		14,435,528

Health Care Technology—0.8%
MedAssets, Inc. (a) (b)	80,926	1,181,519
Phase Forward, Inc. (b)	107,515	1,346,088

		2,527,607

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—1.1%
Bob Evans Farms, Inc. (a)	40,001	$817,220
Buffalo Wild Wings, Inc. (a) (b)	34,615	887,875
Dover Downs Gaming & Entertainment, Inc. (a)	72,962	232,019
Morgans Hotel Group Co. (a) (b)	116,006	540,588
Penn National Gaming, Inc. (a) (b)	43,757	935,525

		3,413,227

Household Products—0.5%
Church & Dwight Co., Inc. (a)	25,343	1,422,249

Insurance—6.2%
American Physicians Capital, Inc.	24,847	1,195,141
Amtrust Financial Services, Inc.	86,138	999,201
Arch Capital Group, Ltd. (b)	13,420	940,742
Aspen Insurance Holdings, Ltd.	41,922	1,016,608
Employers Holdings, Inc.	33,211	547,981
Fidelity National Financial, Inc.	48,392	858,958
HCC Insurance Holdings, Inc.	67,565	1,807,364
Markel Corp. (b)	2,750	822,250
Navigators Group, Inc. (b)	28,044	1,539,896
PartnerRe, Ltd.	17,081	1,217,363
ProAssurance Corp. (b)	17,188	907,183
Protective Life Corp.	65,338	937,600
Reinsurance Group of America Inc	24,843	1,063,777
RLI Corp. (a)	35,120	2,147,939
The Hanover Insurance Group, Inc.	29,940	1,286,522
W.R. Berkley Corp.	26,338	816,478
Zenith National Insurance Corp.	22,940	724,216

		18,829,219

Internet & Catalog Retail—0.4%
HSN, Inc. (a) (b)	160,981	1,170,332

Internet Software & Services—1.9%
Ariba, Inc. (b)	191,590	1,381,364
Constant Contact, Inc. (a) (b)	92,806	1,229,680
SkillSoft, Plc. (ADR) (a) (b)	184,937	1,320,450
United Online, Inc.	120,232	729,808
Vocus, Inc. (b)	60,158	1,095,477

		5,756,779

IT Services—3.0%
Alliance Data Systems Corp. (b)	27,743	1,290,882
Broadridge Financial Solutions, Inc.	150,072	1,881,903
Cybersource Corp. (b)	79,131	948,780
Lender Processing Services, Inc.	55,702	1,640,424
Perot Systems Corp. (b)	95,600	1,306,852
Syntel, Inc. (a)	52,509	1,214,008
Wright Express Corp. (b)	70,783	891,866

		9,174,715

Leisure Equipment & Products—0.2%
Steinway Musical Instruments, Inc. (a) (b)	41,469	726,122

Security Description	Shares	Value*

Life Sciences Tools & Services—0.8%
Icon, Plc. (ADR) (b)	46,650	$918,538
Luminex Corp. (a) (b)	38,726	827,187
PerkinElmer, Inc.	49,950	694,805

		2,440,530

Machinery—2.7%
Actuant Corp. (a)	48,240	917,525
Altra Holdings, Inc. (b)	77,566	613,547
Badger Meter, Inc. (a)	12,106	351,316
CLARCOR, Inc.	18,300	607,194
Energy Recovery, Inc. (a) (b)	118,525	898,419
ESCO Technologies, Inc. (b)	25,946	1,062,489
FreightCar America, Inc. (a)	45,719	835,286
John Bean Technologies Corp. (a) (b)	106,418	869,435
Valmont Industries, Inc. (a)	20,152	1,236,527
Wabtec Corp.	16,040	637,590

		8,029,328

Media—1.8%
Alloy, Inc. (b)	64,685	273,618
Interactive Data Corp.	88,391	2,179,722
John Wiley & Sons, Inc.	84,721	3,014,373

		5,467,713

Metals & Mining—0.3%
Reliance Steel & Aluminum Co. (a)	40,325	804,080

Multi-Utilities—0.4%
NorthWestern Corp. (a)	48,516	1,138,670

Multiline Retail—0.6%
Dollar Tree, Inc. (a) (b)	41,394	1,730,269

Oil, Gas & Consumable Fuels—2.4%
Arena Resources, Inc. (a) (b)	39,998	1,123,544
Comstock Resources, Inc. (b)	29,320	1,385,370
Concho Resources, Inc. (b)	52,538	1,198,917
Goodrich Petroleum Corp. (a) (b)	37,533	1,124,114
Mariner Energy, Inc. (b)	76,960	784,992
Penn Virginia Corp.	49,297	1,280,736
St. Mary Land & Exploration Co. (a)	25,633	520,606

		7,418,279

Paper & Forest Products—0.1%
Clearwater Paper Corp. (b)	38,130	319,911

Personal Products—0.6%
Alberto-Culver Co.	80,480	1,972,565

Pharmaceuticals—2.8%
Auxilium Pharmaceuticals, Inc. (a) (b)	35,514	1,010,018
Endo Pharmaceuticals Holdings, Inc. (b)	71,522	1,850,989
Eurand NV (a) (b)	95,423	821,592
Obagi Medical Products, Inc. (b)	97,014	723,725
Perrigo Co. (a)	66,167	2,137,856

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Questcor Pharmaceuticals, Inc. (a) (b)	72,986	$679,500
ViroPharma, Inc. (b)	94,160	1,225,963

		8,449,643

Professional Services—2.2%
Duff & Phelps Corp. (b)	29,188	558,075
FTI Consulting, Inc. (a) (b)	21,121	943,686
Hill International, Inc. (a) (b)	195,752	1,378,094
Huron Consulting Group, Inc. (a) (b)	24,143	1,382,670
ICF International, Inc. (a) (b)	93,734	2,303,044

		6,565,569

Real Estate Investment Trusts—2.5%
American Campus Communities, Inc. (a)	52,706	1,079,419
Capstead Mortgage Corp.	143,979	1,550,654
Digital Realty Trust, Inc. (a)	38,849	1,276,190
Health Care REIT, Inc.	47,658	2,011,167
Potlatch Corp.	61,497	1,599,537

		7,516,967

Real Estate Management & Development—0.3%
Forestar Group, Inc. (a) (b)	97,223	925,563

Road & Rail—0.7%
Genesee & Wyoming, Inc. (a) (b)	36,553	1,114,867
Ryder System, Inc.	25,240	978,807

		2,093,674

Semiconductors & Semiconductor Equipment—3.1%
Cavium Networks, Inc. (a) (b)	90,773	954,024
Cohu, Inc. (a)	50,336	611,582
Lam Research Corp. (a) (b)	47,996	1,021,355
NetLogic Microsystems, Inc. (a) (b)	55,874	1,229,787
ON Semiconductor Corp. (a) (b)	140,241	476,819
Power Integrations, Inc. (a)	42,178	838,499
Semtech Corp. (b)	42,832	482,717
Silicon Laboratories, Inc. (a) (b)	42,870	1,062,318
TriQuint Semiconductor, Inc. (b)	175,111	602,382
Varian Semiconductor Equipment Associates, Inc. (a) (b)	56,766	1,028,600
Verigy, Ltd. (b)	111,274	1,070,456

		9,378,539

Software—3.8%
Blackboard, Inc. (a) (b)	54,716	1,435,201
Concur Technologies, Inc. (a) (b)	29,843	979,447
Informatica Corp. (a) (b)	143,349	1,968,182
Mentor Graphics Corp. (a) (b)	111,416	576,021
NetScout Systems, Inc. (b)	76,732	661,430
Progress Software Corp. (b)	61,111	1,176,998
Quest Software, Inc. (b)	68,740	865,436
Solera Holdings, Inc. (a) (b)	62,795	1,513,359
Sybase, Inc. (a) (b)	38,401	951,193
Tyler Technologies, Inc. (a) (b)	102,157	1,223,841

		11,351,108

Security Description	Shares	Value*

Specialty Retail—2.1%
Genesco, Inc. (b)	37,039	$626,700
Gymboree Corp. (b)	39,281	1,024,841
Hibbett Sports, Inc. (a) (b)	58,961	926,277
Jo-Ann Stores, Inc. (a) (b)	45,464	704,237
RadioShack Corp. (a)	66,918	799,001
Sally Beauty Holdings, Inc. (a) (b)	261,746	1,489,335
Ulta Salon Cosmetics & Fragrance, Inc. (a) (b)	105,178	870,874

		6,441,265

Textiles, Apparel & Luxury Goods—1.5%
Carter’s, Inc. (a) (b)	85,457	1,645,902
FGX International Holdings, Ltd. (b)	64,154	881,476
Fossil, Inc. (a) (b)	45,160	754,172
Hanesbrands, Inc. (a) (b)	39,236	500,259
True Religion Apparel, Inc. (a) (b)	57,057	709,789

		4,491,598

Thrifts & Mortgage Finance—0.7%
Beneficial Mutual Bancorp, Inc. (a) (b)	108,826	1,224,292
Westfield Financial, Inc.	89,755	926,272

		2,150,564

Water Utilities—0.7%
American State Water Co. (a)	30,450	1,004,241
Middlesex Water Co. (a)	61,079	1,052,391

		2,056,632

Total Common Stock (Identified Cost $341,448,321)		292,543,685

Short Term Investments—18.6%
Security Description	Shares/Face Amount	Value*

Mutual Funds—15.5%
State Street Navigator Securities Lending Prime Portfolio (c)	46,795,421	46,795,421

Repurchase Agreement—3.1%
State Street Repurchase Agreement dated 12/31/08 at 0.010% to be repurchased at $9,335,005 on 01/02/09, collateralized by $9,530,000 Federal National Mortgage Association due 01/23/09 with a value of $9,525,235.	$9,335,000	9,335,000

Total Short Term Investments (Identified Cost $56,130,421)		56,130,421

Total Investments—115.4% (Identified Cost $397,578,742) (d)		348,674,106
Liabilities in excess of other assets		(46,550,063)

Total Net Assets—100%		$302,124,043

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of December 31, 2008

(a)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $46,730,692 and the collateral received consisted of cash in the amount of $46,795,421. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $398,984,087 and the composition of unrealized appreciation and depreciation of investment securities was $17,659,123 and $(67,969,104), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$339,339,106	$0
Level 2 - Other Significant Observable Inputs	9,335,000	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$348,674,106	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$348,674,106
Cash		695
Receivable for:
Securities sold		1,307,953
Fund shares sold		497,201
Accrued interest and dividends		251,585

Total Assets		350,731,540
Liabilities
Payable for:
Securities purchased	$1,295,221
Fund shares redeemed	245,114
Collateral for securities loaned	46,795,421
Accrued expenses:
Management fees	203,751
Service and distribution fees	18,826
Deferred directors’ fees	13,946
Other expenses	35,218

Total Liabilities		48,607,497

Net Assets		$302,124,043

Net assets consists of:
Capital paid in		$404,506,343
Undistributed net investment income		586,918
Accumulated net realized losses		(54,064,582)
Unrealized depreciation on investments		(48,904,636)

Net Assets		$302,124,043

Computation of offering price:
Class A
Net asset value and redemption price per share ($192,119,613 divided by 1,425,304 shares outstanding)		$134.79

Class B
Net asset value and redemption price per share ($74,957,051 divided by 567,721 shares outstanding)		$132.03

Class E
Net asset value and redemption price per share ($35,047,379 divided by 263,529 shares outstanding)		$132.99

(a) Identified cost of investments		$397,578,742

(b) Includes cash collateral for securities loaned of		$46,795,421

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$3,880,137
Interest		1,101,376 (a)

		4,981,513
Expenses
Management fees	$3,730,751
Service and distribution fees—Class B	235,464
Service and distribution fees—Class E	73,909
Directors’ fees and expenses	24,099
Custodian	62,578
Audit and tax services	36,941
Legal	7,085
Printing	94,757
Insurance	6,000
Miscellaneous	12,629

Total expenses	4,284,213
Expense reductions	(62,070)
Management fee waivers	(207,276)	4,014,867

Net Investment Income		966,646

Realized and Unrealized Loss
Realized loss on:
Investments—net		(54,329,681)
Change in unrealized depreciation on:
Investments—net		(124,183,050)

Net loss		(178,512,731)

Net Decrease in Net Assets From Operations		$(177,546,085)

(a)	Includes income on securities loaned of $980,430.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income (loss)	$966,646	$(485,494)
Net realized gain (loss)	(54,329,681)	70,495,073
Unrealized depreciation	(124,183,050)	(12,514,559)

Increase (decrease) in net assets from operations	(177,546,085)	57,495,020

From Distributions to Shareholders
Net investment income
Class A	0	(315,188)

	0	(315,188)

Net realized gain
Class A	(45,487,804)	(43,303,902)
Class B	(15,874,319)	(9,064,930)
Class E	(8,378,460)	(7,088,373)

	(69,740,583)	(59,457,205)

Total distributions	(69,740,583)	(59,772,393)

Increase in net assets from capital share transactions	12,399,461	40,143,772

Net increase (decrease) in net assets	(234,887,207)	37,866,399

Net Assets
Beginning of the period	537,011,250	499,144,851

End of the period	$302,124,043	$537,011,250

Undistributed (Overdistributed) Net Investment Income (Loss)
End of the period	$586,918	$(28,803)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	216,694	$34,220,966	359,286	$91,646,470
Reinvestments	239,120	45,487,804	181,587	43,619,090
Redemptions	(506,056)	(90,931,412)	(556,927)	(140,977,220)

Net decrease	(50,242)	$(11,222,642)	(16,054)	$(5,711,660)

Class B
Sales	148,629	$26,654,280	211,111	$52,345,787
Reinvestments	85,044	15,874,319	38,255	9,064,930
Redemptions	(109,345)	(19,841,634)	(79,387)	(19,520,838)

Net increase	124,328	$22,686,965	169,979	$41,889,879

Class E
Sales	33,364	$5,972,538	58,013	$14,543,308
Reinvestments	44,592	8,378,460	29,777	7,088,373
Redemptions	(73,150)	(13,415,860)	(70,970)	(17,666,128)

Net increase	4,806	$935,138	16,820	$3,965,553

Increase derived from capital share transactions		$12,399,461		$40,143,772

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$247.66	$249.37		$232.80	$220.60	$189.55

Income From Investment Operations
Net investment income (loss)	0.56 (a)	(0.08	)(a)	0.45	0.11	(0.27)
Net realized and unrealized gain (loss) of investments	(79.58)	28.82		37.97	14.79	31.32

Total from investment operations	(79.02)	28.74		38.42	14.90	31.05

Less Distributions
Distributions from net investment income	0.00	(0.22)		0.00	0.00	0.00
Distributions from net realized capital gains	(33.85)	(30.23)		(21.85)	(2.70)	0.00

Total distributions	(33.85)	(30.45)		(21.85)	(2.70)	0.00

Net Asset Value, End of Period	$134.79	$247.66		$249.37	$232.80	$220.60

Total Return (%)	(35.9)	11.9		16.7	6.9	16.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.91	0.90		0.93	0.94	0.98
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.89	0.89		0.92	0.91	0.95
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.96	0.95		0.98	0.94	0.98
Ratio of net investment income (loss) to average net assets (%)	0.31	(0.03)		0.18	0.05	(0.13)
Portfolio turnover rate (%)	76	64		76	101	135
Net assets, end of period (000)	$192,120	$365,435		$371,963	$351,279	$368,666

	Class B
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$243.90	$246.37		$230.75	$219.20	$188.59

Income From Investment Operations
Net investment income (loss)	0.12 (a)	(0.67	)(a)	0.12	(0.25)	0.08
Net realized and unrealized gain (loss) of investments	(78.14)	28.43		37.35	14.50	30.53

Total from investment operations	(78.02)	27.76		37.47	14.25	30.61

Less Distributions
Distributions from net realized capital gains	(33.85)	(30.23)		(21.85)	(2.70)	0.00

Total distributions	(33.85)	(30.23)		(21.85)	(2.70)	0.00

Net Asset Value, End of Period	$132.03	$243.90		$246.37	$230.75	$219.20

Total Return (%)	(36.1)	11.6		16.4	6.7	16.2
Ratio of operating expenses to average net assets before expense reductions (%)	1.16	1.15		1.18	1.19	1.23
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.14	1.14		1.17	1.17	1.20
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.21	1.20		1.23	1.19	1.23
Ratio of net investment income (loss) to average net assets (%)	0.07	(0.27)		(0.02)	(0.16)	(0.07)
Portfolio turnover rate (%)	76	64		76	101	135
Net assets, end of period (000)	$74,957	$108,142		$67,360	$25,364	$6,440

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$245.18	$247.29		$231.34	$219.57	$188.95

Income From Investment Operations
Net investment income (loss)	0.28 (a)	(0.45	)(a)	0.14	(0.21)	(0.45)
Net realized and unrealized gain (loss) of investments	(78.62)	28.57		37.66	14.68	31.07

Total from investment operations	(78.34)	28.12		37.80	14.47	30.62

Less Distributions
Distributions from net realized capital gains	(33.85)	(30.23)		(21.85)	(2.70)	0.00

Total distributions	(33.85)	(30.23)		(21.85)	(2.70)	0.00

Net Asset Value, End of Period	$132.99	$245.18		$247.29	$231.34	$219.57

Total Return (%)	(36.0)	11.7		16.5	6.8	16.2
Ratio of operating expenses to average net assets before expense reductions (%)	1.06	1.05		1.08	1.09	1.13
Ratio of operating expenses to average net assets after expense reductions (%) (b)	1.04	1.04		1.07	1.06	1.10
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	1.11	1.10		1.13	1.09	1.13
Ratio of net investment income (loss) to average net assets (%)	0.15	(0.18)		0.03	(0.10)	(0.26)
Portfolio turnover rate (%)	76	64		76	101	135
Net assets, end of period (000)	$35,047	$63,434		$59,821	$50,554	$47,131

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Loomis Sayles Small Cap Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-14

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-15

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken

MSF-16

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had $33,638,006 in capital loss carryforwards expiring on December 31, 2016.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$19,284,191	$10,856,813	$50,456,392	$48,915,580	$—	$—	$69,740,583	$59,772,393

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$601,042	$—	$(50,309,981)	$(33,638,006)	$(83,346,945)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(19,021,230)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$310,514,367	$0	$360,965,135

MSF-17

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$3,730,751	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Co., L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2008 to April 30, 2009, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.05% of average daily net assets. A similar expense agreement was in place for the period May 1, 2007 through April 30, 2008. Amounts waived for the year ended December 31, 2008 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of

MSF-18

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-19

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Small Cap Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2009

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-22

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-23

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-24

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-25

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-26

Simplify your life…

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Metropolitan Series Fund, Inc. Met/Dimensional International Small Company Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

Since its inception on October 31, 2008, the Class A shares of the Met/Dimensional International Small Company Portfolio returned 1.6%, compared to its benchmark, the MSCI World ex US Small Cap Index1, which returned 1.7%.

PORTFOLIO REVIEW

Developed markets equities suffered losses in excess of 20% again in the fourth quarter, as the global financial crisis intensified and many of the world’s leading economies were officially declared to be in recession. Those losses, combined with the poor performance of the first nine months of the year, turned 2008 into the worst year on record for developed markets, as measured by the MSCI indices, which go back to 1970. Developed market equity returns for US investors were also hurt by the strength of the US dollar, which benefited from the pronounced flight to quality. The US dollar appreciated 1.3% against the euro, 12.5% against the Canadian dollar, and 19.1% against the British pound in the fourth quarter. Against the yen, however, the US dollar depreciated by 17.3% in the quarter. The overall impact of currency fluctuations between the US dollar and developed country currencies was to decrease the dollar-denominated returns of developed market equities by approximately 2.3% in the fourth quarter and by about 4.0% in 2008.

Intraday and daily volatility in developed markets were well above the historical levels in the last quarter of 2008. Cross-sectional dispersion was also well above its historical average during the fourth quarter. As a result, small differences in portfolio weights between different strategies or between strategies and benchmarks resulted in large differences in performance. Dollar-denominated asset class returns in developed non-US markets ranged from -20.4% for large cap growth stocks to -25.1% for small cap growth stocks. Using the MSCI World ex US indices (Net Dividends) as proxies, small caps (World ex US Small) underperformed large caps (World ex US Large) by 2.5% in the fourth quarter of 2008. Along the style dimension, deep value stocks underperformed relative to their growth counterparts and to the rest of the value universe. However, small cap value stocks (World ex US Small Cap Value) outperformed small cap growth stocks (World ex US Small Cap Growth) by 3.2% in the quarter, while large cap value stocks (World ex US Large Cap Value) underperformed large cap growth stocks (World ex US Large Cap Growth) by 1.4%.

The Portfolio’s smaller exposure than the Index to Scandinavia, which performed poorly relative to other developed markets, and other differences in allocation across regions had a positive impact on relative performance. Within the different regions, the Portfolio’s baskets of securities generally outperformed those of the Index, especially in the UK/Ireland. The Portfolio’s greater exposure than the Index to the smallest stocks in the small cap universe, including stocks that were too small to be included in the Index, and other differences in allocation across the market capitalization segments had a small negative impact on relative performance. On the other hand, differences in portfolio composition within the different market capitalization segments, especially among the larger stocks in the small cap universe, had a positive and stronger impact on the Portfolio’s performance relative to the Index. The Portfolio’s smaller exposure than the Index to the Energy sector, the worst-performing sector in the quarter, and other differences in allocation across industry sectors had a small positive impact on relative performance. Differences in composition within industries, especially in the Industrials sector, had a positive, and stronger, impact on relative performance as well.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The MSCI World Ex-U.S.A. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $7.3 million and $3.4 billion across 22 developed markets, excluding the United States. You cannot invest directly in this index.

MSF-2

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD (EX-U.S.) SMALL CAP INDEX

Returns as of December 31, 2008

	Met/Dimensional International Small Company Portfolio		MSCI World (Ex-U.S.) Small Cap Index
	Class A	Class B
Since Inception	1.6%	1.6%	1.7%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A and Class B shares are 10/31/08. Index since inception return is based on the Portfolio’s inception date. Returns shown are not computed on an annualized basis.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Baloise Holdings AG	0.8%
GEA Group AG	0.6%
Banca Popolare di Milano Scarl	0.5%
Logitech International S.A.	0.5%
Elisa Oyj	0.5%
ITV, Plc.	0.5%
Umicore S.A.	0.4%
Bilfinger Berger AG	0.4%
Hiscox, Ltd.	0.4%
Kesko Oyj	0.4%

Top Countries

% of Equity Market Value
Japan	33.0%
United Kingdom	14.6%
Germany	6.4%
Canada	6.1%
Switzerland	6.1%
France	5.5%
Australia	4.3%
Italy	3.7%
Netherlands	2.8%
Finland	2.7%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the inception of the Portfolio and held for the entire period, October 31, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value October 31, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* October 31, 2008 to December 31, 2008
Met/Dimensional International Small Company—Class A	Actual	1.15%	$1,000.00	$1,016.00	$5.83
	Hypothetical	1.15%	$1,000.00	$1,019.29	$5.84

Met/Dimensional International Small Company—Class B	Actual	1.40%	$1,000.00	$1,016.00	$7.09
	Hypothetical	1.40%	$1,000.00	$1,018.01	$7.10

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the period from inception, as shown above, multiplied by the average account value over the period, multiplied by the number of days since inception, divided by 366 (to reflect the period since inception).

MSF-4

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—98.8% of Total Net Assets

Security Description	Shares	Value*

Australia—4.1%
Acrux, Ltd. (a)	13,225	$4,399
Adelaide Brighton, Ltd.	108,179	159,458
AED Oil, Ltd. (a)	61,261	44,957
Aevum, Ltd.	10,024	7,074
AJ Lucas Group, Ltd.	26,227	86,193
AlesCo.Corp, Ltd.	69,259	135,203
Alliance Resources, Ltd. (a)	71,570	20,165
Amalgamated Holdings, Ltd.	2,640	8,395
Andean Resources, Ltd. (a)	19,517	15,037
Apex Minerals NL (a)	167,652	50,576
APN News & Media, Ltd.	100,468	174,755
Aquila Resources, Ltd. (a)	115,649	274,863
Arana Therapeutics, Ltd. (a)	101,595	59,258
ARB Corp., Ltd.	19,111	38,125
Ausenco., Ltd.	24,714	38,022
Austar United Communications, Ltd. (a)	306,790	159,258
Austbrokers Holdings, Ltd.	3,413	9,000
Austereo Group, Ltd.	25,222	22,178
Australian Agricultural Co., Ltd.	103,470	135,920
Australian Pharmaceutical Industries, Ltd.	84,742	24,907
Australian Wealth Management, Ltd.	321,135	248,523
Australian Worldwide Exploration, Ltd. (a)	349,673	633,497
Avoca Resources, Ltd. (a)	88,015	101,937
AWB, Ltd.	257,567	459,472
Babcock & Brown Wind Partners	518,937	330,070
Blackmores, Ltd.	844	7,774
Cabcharge Australia, Ltd.	51,760	231,551
Campbell Brothers, Ltd.	21,502	265,353
Carnarvon Petroleum, Ltd. (a)	261,557	59,821
Cellestis, Ltd. (a)	11,202	13,717
Centamin Egypt, Ltd. (a)	2,375	1,549
Centennial Coal Co., Ltd.	209,270	489,631
Challenger Financial Services Group, Ltd.	282,888	388,221
Citadel Resource Group, Ltd. (a)	140,843	13,543
Clough, Ltd.	89,000	16,211
Corporate Express Australia, Ltd.	31,332	92,140
Count Financial, Ltd.	64,404	45,073
Crane Group, Ltd.	42,957	280,852
Cudeco, Ltd. (a)	51,210	65,195
Customers, Ltd. (a)	16,659	12,508
Deep Yellow, Ltd. (a)	170,978	13,837
Devine, Ltd.	31,760	12,771
Dominion Mining, Ltd.	35,671	89,722
Domino’s Pizza Enterprises, Ltd.	4,811	9,114
Eastern Star Gas, Ltd. (a)	322,414	131,031
Energy Developments, Ltd.	61,443	101,326
Entertainment Media & Telecoms Corp., Ltd. (a)	76,189	13,666
Envestra, Ltd.	298,799	76,259
Fantastic Holdings, Ltd.	250	318
FKP Property Group	142,410	50,478
Fleetwood Corp., Ltd.	36,664	93,835
Futuris Corp., Ltd.	360,798	163,370
Geodynamics, Ltd. (a)	53,609	42,185
GrainCorp., Ltd.	14,803	60,054
GUD Holdings, Ltd.	32,749	137,412
Gunns, Ltd.	449,171	362,454
GWA International, Ltd.	138,736	282,325

Security Description	Shares	Value*

Australia—(Continued)
Healthscope, Ltd.	109,450	$339,281
Hills Industries, Ltd.	27,970	60,815
Horizon Oil, Ltd.	168,963	15,443
IBA Health Group, Ltd.	285,608	123,193
iiNET, Ltd.	8,220	6,972
Industrea, Ltd.	339,366	43,105
Infomedia, Ltd.	27,603	5,541
Invocare, Ltd.	60,720	219,022
IOOF Holdings, Ltd.	12,815	34,184
Iress Market Technology, Ltd.	51,660	186,832
JB Hi-Fi, Ltd.	61,610	419,409
Karoon Gas Australia, Ltd. (a)	46,666	119,468
Linc Energy, Ltd. (a)	185,849	261,424
MAC Services Group	62,712	36,431
MacArthur Coal, Ltd.	75,041	160,408
Macmahon Holdings, Ltd.	363,435	97,157
Macquarie Media Group, Ltd.	88,418	61,600
McMillan Shakespeare, Ltd.	4,491	5,876
Melbourne IT, Ltd.	21,114	27,759
Mermaid Marine Australia, Ltd.	78,298	58,578
Mineral Resources, Ltd.	53,299	82,273
Monadelphous Group, Ltd.	27,997	132,396
Mortgage Choice, Ltd.	27,374	14,539
MYOB, Ltd.	94,717	73,318
Navitas, Ltd.	125,279	210,231
Nexus Energy, Ltd. (a)	303,061	113,541
Nido Petroleum, Ltd. (a)	455,291	29,849
Oakton, Ltd.	32,057	28,426
Pacific Brands, Ltd.	421,998	127,299
PanAust, Ltd. (a)	674,969	66,687
PaperlinX, Ltd.	340,846	170,485
Peet, Ltd.	8,464	9,205
Pharmaxis, Ltd. (a)	90,115	76,374
Photon Group, Ltd.	28,817	26,193
Prime Media Group, Ltd.	459	428
Pure Energy Resources, Ltd. (a)	20,739	77,553
Realestate.com.au, Ltd. (a)	9,362	23,939
Reckon, Ltd.	1,250	917
Redflex Holdings, Ltd.	4,736	10,659
Reverse Corp., Ltd.	4,030	3,102
Ridley Corp., Ltd.	17,845	10,008
S.A.I. Global, Ltd.	59,394	97,718
Salmat, Ltd.	36,428	82,253
Sedgman, Ltd.	31,139	12,430
Seek, Ltd.	92,860	206,126
Select Harvests, Ltd.	613	1,244
Servcorp, Ltd.	500	1,005
Seven Network, Ltd.	103,291	513,810
Sigma Pharmaceuticals, Ltd.	599,674	460,458
Silex Systems, Ltd. (a)	34,936	71,618
Sino Gold Mining, Ltd. (a)	149,849	525,086
SMS Management & Technology, Ltd.	27,181	34,060
Spotless Group, Ltd.	124,612	246,116
St. Barbara, Ltd. (a)	577,055	127,864
Sunland Group, Ltd.	119,382	62,513
Super Cheap Auto Group, Ltd.	5,683	10,648
Tap Oil, Ltd.	38,500	20,641

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Australia—(Continued)
Tassal Group, Ltd.	58,122	$82,551
Technology One, Ltd.	31,491	17,524
Ten Network Holdings, Ltd.	56,093	45,974
Thakral Holdings Group (REIT)	143,461	42,416
The Reject Shop, Ltd.	12,719	89,352
Timbercorp, Ltd.	175,921	15,429
Tower Australia Group, Ltd.	150,120	267,471
Tox Free Solutions, Ltd. (a)	3,740	3,006
Transfield Services Infrastructure Fund	78,626	62,785
Transfield Services, Ltd.	93,084	119,091
Transpacific Industries Group, Ltd.	110,525	253,315
UXC, Ltd.	42,310	14,960
WDS, Ltd.	44,893	21,347
Western Areas NL	38,309	89,132
White Energy Co., Ltd. (a)	24,864	34,728
Whitehaven Coal, Ltd.	67,049	67,504
WHK Group, Ltd.	45,615	28,359
Wide Bay Australia, Ltd.	4,474	22,187
Wotif.com Holdings, Ltd.	56,700	147,959

		14,333,138

Austria—1.4%
A-TEC Industries AG	1,749	16,436
Agrana Beteiligungs AG	1,493	77,019
Andritz AG	17,975	459,439
Austrian Airlines AG (a)	29,181	163,489
bwin Interactive Entertainment AG (a)	12,484	232,987
BWT AG	1,528	23,596
Constantia Packaging AG	834	25,875
EVN AG	14,942	231,172
Flughafen Wien AG	6,704	299,754
Intercell AG (a)	15,606	478,490
Lenzing AG	164	38,170
Mayr Melnhof Karton AG	5,541	391,892
Oberbank AG	164	10,091
Oesterreichische Post AG	25,181	845,679
Palfinger AG	6,603	105,365
RHI AG (a)	11,236	177,878
Rosenbauer International AG	555	17,187
Schoeller-Bleckmann Oilfield Equipment AG	4,650	144,159
Wienerberger AG	55,587	928,307
Wolford AG	856	14,451
Zumtobel AG	19,980	156,971

		4,838,407

Belgium—1.4%
Ackermans & van Haaren NV	10,960	560,474
AGFA-Gevaert NV	84,703	221,231
Banque Nationale de Belgique	55	188,590
Bekaert S.A.	7,259	490,797
Compagnie d’Entreprises CFE	3,390	138,751
Compagnie Immobiliere de Belgique S.A.	623	13,036
Deceuninck NV	4,353	16,020
Econocom Group	3,742	33,552
Elia System Operator S.A.	1,534	52,480
Euronav NV	13,893	190,623

Security Description	Shares	Value*

Belgium—(Continued)
EVS Broadcast Equipment S.A.	4,586	$163,504
Exmar NV	1,750	17,578
IRIS	560	28,293
Kinepolis	1,629	37,367
Melexis NV	5,734	40,024
Omega Pharma S.A.	9,000	340,008
RealDolmen Str VV	7,042	1,471
Recticel S.A.	2,600	14,768
Sipef S.A.	1,740	45,205
Telenet Group Holding NV (a)	31,400	539,505
Umicore S.A.	79,282	1,564,358
Van de Velde	2,138	71,510

		4,769,145

Bermuda—1.3%
BW GAS, Ltd. (NOK) (a)	24,037	37,268
BW Offshore, Ltd. (NOK) (a)	37,000	22,976
C C Land Holdings, Ltd. (HKD)	821,000	208,761
Catlin Group, Ltd. (GBP)	214,309	1,340,987
Chevalier International Holdings, Ltd. (HKD)	2,000	1,046
China WindPower Group, Ltd. (HKD) (a)	1,800,000	48,327
Chow Sang Sang Holding (HKD)	108,000	56,063
Coslight Technology International (HKD)	112,000	49,298
Fong’s Industries Co., Ltd. (HKD)	2,000	323
Giordano International, Ltd. (HKD)	798,000	201,748
Glorious Sun Enterprises, Ltd. (HKD)	134,000	33,816
Great Eagle Holdings, Ltd. (HKD)	206,000	230,319
Hi Sun Technology China, Ltd. (HKD) (a)	276,000	24,511
Hiscox, Ltd. (GBP)	285,011	1,399,420
Hongkong Chinese, Ltd. (HKD)	204,000	18,871
Huscoke Resources Holdings, Ltd. (HKD) (a)	50,000	3,688
Hutchison Harbour Ring, Ltd. (HKD)	2,020,000	141,127
Integrated Distribution Services Group (HKD)	55,000	60,658
Johnson Electric Holdings, Ltd. (HKD)	356,000	60,380
K Wah International Holdings, Ltd. (HKD)	624,000	101,978
Luk Fook Holdings International, Ltd. (HKD)	82,000	21,498
Midland Holdings, Ltd. (HKD)	306,000	109,993
Pacific Century Premium Development, Ltd. (HKD)	40,000	9,119
Public Financial Holdings, Ltd. (HKD)	166,000	62,361
Road King Infrastructure (HKD)	176,000	65,990
Shanghai Zendai Property, Ltd. (HKD) (a)	510,000	7,666
SmarTone Telecommunications Holding, Ltd. (HKD)	134,500	100,150
TAI Cheung Holdings (HKD)	250,000	94,011
Texwinca Holdings, Ltd. (HKD)	294,000	125,712
Victory City International Holdings (HKD)	50,000	3,294

		4,641,359

Canada—6.0%
Aastra Technologies, Ltd. (a)	8,200	78,978
Absolute Software Corp. (a)	19,254	51,625
Aecon Group, Inc.	30,500	271,770
AGF Management, Ltd.	46,400	357,068
Akita Drilling, Ltd.	2,003	10,303
Alamos Gold, Inc.	5,700	40,401
Altius Minerals Corp.	7,200	26,945
Anderson Energy, Ltd. (a)	13,693	12,756

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
Andrew Peller, Ltd.	300	$1,762
Antrim Energy, Inc. (a)	81,000	28,542
Anvil Mining, Ltd.	18,700	16,360
Aquiline Resources, Inc.	1,300	1,822
Atrium Innovations, Inc.	15,700	164,313
ATS Automation Tooling Systems, Inc.	7,300	29,567
Augusta Resource Corp. (a)	30,800	13,473
Aurizon Mines, Ltd.	1,200	3,878
Aurora Energy Resources, Inc. (a)	3,200	4,666
Axia NetMedia Corp. (a)	16,400	23,248
Ballard Power Systems, Inc. (a)	57,149	62,033
Bankers Petroleum, Ltd. (a)	96,200	57,665
Bioms Medical Corp. (a)	11,443	32,443
BioteQ Environmental Tech, Inc. (a)	800	253
Birchcliff Energy, Ltd.	52,400	214,354
BMTC Group, Inc.	700	9,929
Boralex, Inc. (a)	2,889	17,669
Breaker Energy, Ltd. (a)	8,464	34,967
Calfrac Well Services, Ltd.	10,400	73,293
Calvalley Petroleums, Inc. (a)	17,253	18,867
Canaccord Capital, Inc.	27,230	89,112
Canada Bread Co., Ltd.	100	3,755
Canadian Hydro Developers, Inc. (a)	71,200	171,872
Canadian Superior Energy, Inc. (a)	38,649	37,569
Canadian Western Bank	30,200	302,856
Canam Group, Inc.	12,798	68,940
Canfor Corp. (a)	62,500	384,771
Cangene Corp. (a)	5,569	26,616
Capstone Mining Corp. (a)	26,700	19,682
Cardiome Pharma Corp. (a)	28,600	129,505
Cascades, Inc.	13,500	37,618
Catalyst Paper Corp.	2,500	608
CCL Industries	4,000	81,004
CE Franklin, Ltd. (a)	1,700	6,066
Celtic Exploration, Ltd.	12,900	131,769
Clairvest Group, Inc.	200	2,106
Coalcorp Mining, Inc. (a)	17,000	2,685
COM DEV International, Ltd. (a)	24,331	62,281
Comaplex Minerals Corp.	3,200	8,010
Compton Petroleum Corp. (a)	54,500	41,057
Computer Modelling Group, Ltd.	5,000	27,744
Connacher Oil & Gas, Ltd. (a)	126,000	75,529
Constellation Software, Inc.	313	6,529
Corby Distilleries, Ltd.	641	7,975
Corridor Resources, Inc. (a)	31,992	57,531
Corus Entertainment, Inc. (a)	45,500	514,893
Cott Corp. (a)	27,052	33,746
Crew Energy, Inc.	37,600	161,426
Crystallex International Corp.	2,000	308
Dalsa Corp.	4,390	24,893
Delphi Energy Corp.	1,100	882
Denison Mines Corp. (a)	107,800	127,491
Dorel Industries, Inc.	18,000	408,262
Dundee Precious Metals, Inc.	1,500	1,810
Eastern Platinum, Ltd. (a)	117,500	31,885
easyhome, Ltd.	1,900	14,621
EGI Financial Holdings, Inc.	900	4,921

Security Description	Shares	Value*

Canada—(Continued)
Enghouse Systems, Ltd.	1,309	$4,666
Equinox Minerals, Inc.	29,600	32,609
Equitable Group, Inc.	5,801	55,214
Etruscan Resources, Inc.	3,000	1,264
Evertz Technologies, Ltd.	9,079	101,123
Exco Technologies, Ltd.	4,100	3,753
Exfo Electro Optical Engineering, Inc. (a)	1,263	3,980
Fairborne Energy, Ltd.	29,900	141,689
FirstService Corp. (a)	10,500	136,002
Flint Energy Services, Ltd. (a)	21,500	122,608
Galleon Energy, Inc.	41,400	171,033
Gennum Corp.	5,450	16,335
Glacier Media, Inc. (a)	9,600	16,719
Glentel, Inc.	1,465	8,900
Gluskin Sheff & Associates, Inc.	3,985	23,726
Grande Cache Coal Corp. (a)	38,400	26,751
Great Basin Gold, Ltd. (a)	96,700	122,980
Great Canadian Gaming Corp. (a)	44,800	131,007
Hanfeng Evergreen, Inc. (a)	20,000	91,211
Harry Winston Diamond Corp.	26,500	120,640
Hemisphere GPS, Inc. (a)	26,200	29,712
Heroux-Devtek, Inc. (a)	15,800	35,708
Highpine Oil & Gas, Ltd. (a)	34,500	146,719
Home Capital Group, Inc.	15,600	250,207
HudBay Minerals, Inc. (a)	115,200	285,550
IAMGOLD Corp.	192,600	1,185,711
Imax Corp. (a)	6,740	30,083
Inmet Mining Corp.	28,900	458,373
Intermap Technologies Corp. (a)	10,468	16,196
International Forest Products, Ltd.	5,500	7,574
International Royalty Corp.	2,000	2,722
Intertape Polymer Group, Inc.	1,800	1,589
Iteration Energy, Ltd. (a)	84,100	93,331
Ivanhoe Energy, Inc. (a)	47,689	22,405
Ivanhoe Mines, Ltd. (a)	129,100	341,966
Kaboose, Inc. (a)	5,500	1,559
Kingsway Financial Services, Inc.	32,000	166,934
Kirkland Lake Gold, Inc.	100	360
Lake Shore Gold Corp.	2,000	2,301
Laurentian Bank of Canada	12,800	357,716
Le Chateau, Inc.	1,102	6,650
Leon’s Furniture, Ltd.	5,766	42,036
Linamar Corp.	30,800	92,313
Logibec Groupe Informatique, Ltd. (a)	3,700	40,312
MacDonald Dettwiler & Associates, Ltd. (a)	18,500	326,691
Major Drilling Group International	12,900	130,620
Maple Leaf Foods, Inc.	33,500	300,401
Martinrea International, Inc. (a)	19,700	36,065
Maxim Power Corp. (a)	1,800	3,499
MDC Partners, Inc.	1,800	5,541
MDS, Inc.	31,400	192,037
Mega Uranium, Ltd. (a)	92,800	57,883
Methanex Corp.	62,400	692,491
Migao Corp. (a)	21,800	100,656
Miranda Technologies, Inc. (a)	9,673	51,950
Mosaid Technologies, Inc.	3,690	25,407
Neo Material Technologies, Inc. (a)	50,900	52,364

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Canada—(Continued)
Norbord, Inc.	48,400	$27,444
North American Palladium, Ltd.	10,400	18,618
Nova Chemicals Corp.	47,400	224,617
NuVista Energy, Ltd. (a)	41,500	290,113
Oilexco, Inc. (a)	115,200	26,595
OPTI Canada, Inc.	49,200	71,738
Paladin Labs, Inc. (a)	1,098	10,602
PAN American Silver Corp. (a)	40,600	690,973
Paramount Resources, Ltd.	18,900	105,179
Parkbridge Lifestyles Communities, Inc. (a)	2,527	5,424
Pason Systems, Inc.	21,400	243,556
Patheon, Inc. (a)	22,085	39,536
Petrolifera Petroleum, Ltd. (a)	13,385	11,385
Platinum Group Metals, Ltd.	8,100	12,204
Points International, Ltd.	2,000	721
ProEx Energy, Ltd. (a)	28,500	258,566
Pulse Data, Inc.	7,964	9,483
QLT, Inc. (a)	26,200	61,972
Quadra Mining, Ltd.	20,400	46,104
Quebecor, Inc.	22,800	362,547
Quest Capital Corp.	36,768	25,614
Questerre Energy Corp. (a)	63,900	104,559
Reitmans Canada, Ltd.	31,000	292,548
Richelieu Hardware, Ltd.	1,900	26,903
Samuel Manu-Tech, Inc.	100	486
Savanna Energy Services Corp.	35,500	230,053
Sceptre Investment Counsel, Ltd.	1,403	6,080
SEMAFO, Inc. (a)	31,000	30,134
ShawCor, Ltd.	12,500	186,411
Sherritt International Corp.	213,000	545,225
Shore Gold, Inc.	28,000	10,207
Sierra Wireless, Inc. (a)	17,600	100,795
Silver Standard Resources, Inc. (a)	33,900	534,107
Silvercorp Metals, Inc.	66,200	139,961
Softchoice Corp. (a)	5,900	11,518
Stantec, Inc. (a)	22,400	547,072
Stella-Jones, Inc.	1,000	13,285
Storm Exploration, Inc. (a)	8,054	90,163
SunOpta, Inc. (a)	24,071	37,632
SXC Health Solutions Corp. (a)	8,632	159,005
Tanzanian Royalty Exploration Corp.	15,000	63,791
The Cash Store Financial Services, Inc.	3,238	14,098
The Churchill Corp. (a)	9,000	52,418
The Descartes Systems Group, Inc. (a)	19,100	55,080
The Forzani Group, Ltd.	11,600	67,467
Theratechnologies, Inc. (a)	18,794	30,448
Thompson Creek Metals Co., Inc. (a)	82,900	329,048
Timminco, Ltd.	45,700	130,677
Torstar Corp.	21,500	145,772
Transcontinental, Inc.	42,400	341,742
Transglobe Energy Corp. (a)	18,755	44,514
Transition Therapeutics, Inc.	800	3,072
Trican Well Service, Ltd.	64,600	416,538
Trinidad Drilling, Ltd.	41,100	148,819
TriStar Oil & Gas, Ltd. (a)	65,500	623,431
TUSK Energy Corp. (a)	41,679	31,061
Uex Corp. (a)	80,900	43,251

Security Description	Shares	Value*

Canada—(Continued)
Uni-Select, Inc.	1,024	$19,020
Uranium One, Inc. (a)	279,600	405,414
UTS Energy Corp. (a)	283,100	183,459
Vecima Networks, Inc. (a)	2,500	13,771
Vector Aerospace Corp.	400	1,060
Verenex Energy, Inc. (a)	10,029	55,649
Vero Energy, Inc. (a)	12,500	55,083
Virginia Mines, Inc. (a)	2,335	7,566
Webtech Wireless, Inc.	1,800	1,385
West Energy, Ltd. (a)	21,947	33,067
West Fraser Timber Co., Ltd.	13,000	334,872
Western Financial Group, Inc.	13,359	19,587
Westport Innovations, Inc. (a)	13,195	66,803
Wi-Lan, Inc. (a)	38,724	50,189
Winpak, Ltd.	2,900	17,407
Xtreme Coil Drilling Corp. (a)	5,600	6,986
ZCL Composites, Inc.	6,881	25,473

		21,140,273

Cayman Islands—0.3%
China Metal International Holdings, Inc. (HKD)	258,000	29,036
Daphne International Holdings, Ltd. (HKD)	516,000	84,408
Far East Consortium (HKD)	609,000	83,769
HKR International, Ltd. (HKD)	488,000	106,976
Lee & Man Paper Manufacturing, Ltd. (HKD)	389,600	192,911
New World China Land, Ltd. (HKD)	853,600	261,995
Norstar Founders Group, Ltd. (HKD)	120,000	14,761
Sa Sa International Holdings, Ltd. (HKD)	260,000	65,005
The Ming An Holdings Co., Ltd. (HKD)	312,000	31,567
Truly International Holdings (HKD)	84,000	45,055
Xinyi Glass Holdings Co., Ltd. (HKD)	426,000	115,183
Yip’s Chemical Holdings, Ltd. (HKD)	116,000	31,431

		1,062,097

Cyprus—0.1%
Prosafe Production Public, Ltd. (NOK) (a)	137,500	220,239

Denmark—0.6%
Alm Brand A/S (a)	6,225	81,199
Amagerbanken A/S	8,900	33,221
Auriga Industries	11,400	196,638
Bang & Olufsen A/S	5,400	60,824
Bavarian Nordic A/S (a)	2,907	73,231
BoConcept Holding A/S	228	4,229
Capinordic AS (a)	51,241	29,111
Dalhoff, Larsen & Horneman A/S	4,113	20,368
East Asiatic Co., Ltd. A/S	2,971	100,991
Fionia Bank A/S	6,891	27,483
GN Store Nord	150,500	293,797
Harboes Bryggeri A/S	1,454	26,343
IC Companys A/S	4,584	36,480
NeuroSearch A/S	5,847	151,275
Parken Sport & Entertainment A/S	218	16,542
PER Aarsleff A/S	822	56,105
Ringkjoebing Landbobank A/S	850	50,205
Royal UNIBREW A/S	507	11,376

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Denmark—(Continued)
Satair A/S	933	$19,713
Schouw & Co.	7,163	109,139
SimCorp A/S	2,760	311,845
Solar Holdings A/S	1,561	57,673
Spar Nord Bank A/S	6,292	50,993
Thrane & Thrane A/S	1,621	47,634
TK Development (a)	17,200	66,471
TopoTarget A/S	24,670	17,053
Vestjysk Bank A/S	3,112	26,819

		1,976,758

Finland—2.6%
Alma Media	28,417	196,171
Amer Sports Oyj	7,654	57,768
Aspo Oyj	6,767	38,110
Atria, Plc.	2,465	40,109
BasWare Oyj	2,480	22,838
Comptel, Plc.	40,187	38,862
Elcoteq SE	17,212	29,242
Elisa Oyj	96,558	1,671,357
F-Secure Oyj	51,681	136,146
Finnlines Oyj	8,374	75,365
Fiskars Oyj	14,230	138,839
HKScan Oyj	7,897	48,893
Ilkka-Yhtyma Oyj	1,544	15,485
Kesko Oyj	54,055	1,354,620
Lemminkainen Oyj	2,897	52,584
Olvi Oyj	3,420	74,484
Oriola-KD Oyj	43,612	79,760
Orion Oyj (Series A)	13,393	226,195
Orion Oyj (Series B)	61,106	1,034,463
Outokumpu Oyj	17,621	207,050
PKC Group Oyj	12,102	55,033
Pohjola Bank, Plc.	83,114	1,151,038
Poyry Oyj	21,608	238,534
Raisio, Plc.	52,300	107,680
Ramirent Oyj	63,927	292,507
Rapala VMC Oyj	7,700	37,682
Rautaruukki Oyj	12,570	216,634
Ruukki Group Oyj	134,022	215,196
Sanoma Oyj	7,185	93,211
Scanfil Oyj	10,528	29,910
Talentum Oyj	17,316	45,148
Tecnomen Oyj (a)	46,505	54,716
Tietoenator Oyj	45,067	491,398
Uponor Oyj	28,470	308,882
Vaisala Oyj	3,399	105,333
Wartsila Oyj	11,156	331,971

		9,313,214

France—5.5%
Alten, Ltd. (a)	8,989	191,246
Altran Technologies S.A. (a)	59,861	228,078
April Group	5,915	149,294
Assystem	9,046	70,364
Atos Origin S.A.	9,623	241,524

Security Description	Shares	Value*

France—(Continued)
Audika	2,239	$49,325
Beneteau S.A.	21,876	206,974
Boiron S.A.	3,639	87,751
Bonduelle S.C.A.	1,948	159,523
Bongrain S.A.	1,234	82,088
Bourbon S.A.	15,850	401,245
Bull S.A. (a)	38,888	62,568
Canal Plus	35,005	201,517
Carbone Lorraine	9,076	226,536
Cegedim S.A.	575	28,398
Cegid Group	1,784	19,708
Cie Generale de Geophysique-Veritas (a)	79,946	1,193,766
Ciments Francais S.A.	6,230	525,696
Club Mediterranee (a)	10,058	168,839
Delachaux S.A.	1,552	95,869
Derichebourg	85,897	194,795
EDF Energies Nouvelles S.A.	11,670	412,966
Electricite de Strasbourg	88	10,270
Entrepose Contracting	219	12,026
Etablissements Maurel et Prom	56,627	649,583
Euler Hermes S.A.	9,804	480,181
Euro Disney S.C.A. (a)	12,177	61,265
Fimalac	5,514	171,991
Fleury Michon S.A.	55	1,913
GFI Informatique	25,757	92,484
GIFI	328	15,960
GL Events	3,491	63,157
Groupe Eurotunnel S.A.	80,399	433,862
Groupe Steria S.C.A.	17,405	194,735
Guerbet	570	85,187
Guyenne et Gascogne S.A.	1,147	98,250
IMS-International Metal Service	9,743	125,817
Infogrames Entertainment S.A. (a)	8,773	49,663
Ingenico	15,941	248,384
Inter Parfums S.A.	234	5,881
IPSOS	13,758	370,190
Kaufman & Broad S.A.	2,689	29,849
Korian	1,552	39,832
Laurent-Perrier	1,269	104,256
Lectra	6,736	30,434
LISI	2,049	70,165
LVL Medical Groupe S.A. (a)	3,308	40,021
M6-Metropole Television	39,087	756,303
Manitou BF S.A.	5,232	59,386
Meetic (a)	5,080	74,534
Naturex	239	8,680
Neopost S.A.	9,432	853,722
Nexans S.A.	6,440	384,630
Norbert Dentressangle	1,639	62,774
NRJ Groupe	19,172	140,771
Orpea (a)	8,696	314,279
Pierre & Vacances	3,267	173,563
Rallye S.A.	10,003	226,032
Recylex S.A. (a)	9,886	34,632
Remy Cointreau S.A.	13,939	577,533
Rexel S.A.	52,688	350,965
Rhodia S.A.	12,820	81,251

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

France—(Continued)
Robertet S.A.	14	$1,403
Rubis	3,574	225,142
S.O.I.T.E.C. (a)	51,917	231,989
Saft Groupe S.A. (a)	13,935	376,475
Samse S.A.	24	1,835
SEB S.A.	17,139	514,384
Sechilienne-Sidec	8,474	379,332
SeLoger.com (a)	7,313	106,920
SMTPC	219	6,119
Societe Manutan	64	2,765
Société BIC S.A.	9,569	549,798
Somfy S.A.	75	11,919
Sopra Group S.A.	2,210	76,962
Stallergenes	3,373	179,844
STEF-TFE	599	27,656
Sucriere de Pithiviers-Le-Vieil	2	1,282
Synergie S.A.	400	5,188
Teleperformance	31,699	883,920
UBISOFT Entertainment	28,822	563,512
Union Financiere de France BQE S.A.	1,243	35,271
Viel et Compagnie	2,379	6,944
Vilmorin & Cie	1,904	194,195
Virbac S.A.	1,074	86,543
VM Materiaux S.A.	92	4,295
Wendel	22,705	1,128,010
Zodiac S.A.	28,587	1,040,419

		19,224,603

Germany—6.4%
Aixtron AG	45,746	310,365
Augusta Technologie AG	4,492	58,854
Bauer AG	5,470	229,132
Bechtle AG	7,455	143,697
Bertrandt AG	2,364	58,127
Bilfinger Berger AG	28,716	1,519,206
Biotest AG	1,790	136,971
Borussia Dortmund GmbH & Co. KGaA (a)	20,822	34,962
Business Media China AG (a)	1,426	8,165
Carl Zeiss Meditec AG	18,224	221,495
CENTROTEC Sustainable AG (a)	1,227	18,218
Cewe Color Holding AG	2,667	52,412
Comdirect Bank AG	17,161	150,751
CropEnergies AG (a)	2,615	10,748
CTS Eventim AG	4,715	159,110
Curanum AG	16,470	89,152
DAB Bank AG	8,986	32,714
Demag Cranes AG	758	20,250
Deutsche Wohnen AG	17,124	230,058
Douglas Holding AG	19,641	886,620
Drillisch AG	29,175	71,612
Elexis AG	1,232	13,424
ElringKlinger AG	14,732	142,757
Evotec AG (a)	61,225	65,650
Fielmann AG	7,885	513,295
Freenet AG	46,549	272,890
Fuchs Petrolub AG	1,119	61,199

Security Description	Shares	Value*

Germany—(Continued)
GEA Group AG	113,627	$1,948,325
Gerresheimer AG	15,488	424,617
Gerry Weber International AG	7,095	204,274
Gesco AG	257	15,170
GFK AG	9,067	279,421
Grenkeleasing AG	1,637	41,077
Hawesko Holding AG	570	15,605
Hochtief AG	3,487	176,902
IDS Scheer AG	12,439	105,963
Indus Holding AG	727	13,665
Infineon Technologies AG (a)	46,231	63,633
Interseroh SE	398	20,018
IVG Immobilen AG	65,030	525,672
Jenoptik AG (a)	26,072	184,163
Kizoo AG	3,469	24,942
Kontron AG	31,808	329,238
Krones AG	9,170	404,134
KWS Saat AG	1,221	192,544
Loewe AG	2,325	28,476
Manz Automation AG (a)	1,003	59,954
Medigene AG (a)	16,786	102,351
Medion AG	20,340	180,649
MLP AG	28,825	400,163
Morphosys AG (a)	9,393	248,791
MTU Aero Engines Holding AG (a)	28,674	790,204
MVV Energie AG	473	21,374
Norddeutsche Affinerie AG	686	27,260
Nordex AG	9,267	133,408
PC-Ware Information Technologies AG	2,227	50,903
Pfeiffer Vacuum Technology AG	733	48,536
QSC AG (a)	47,186	83,372
R Stahl AG	196	5,027
Rational AG	2,110	250,335
REpower Systems AG	680	106,964
Rhoen Klinikum AG	51,231	1,231,273
Roth & Rau AG (a)	639	13,729
SGL Carbon AG (a)	37,547	1,282,881
Software AG	13,227	746,732
Solar Millennium AG (a)	7,256	124,037
Stada Arzneimittel AG	44,179	1,292,146
Stratec Biomedical Systems	3,381	63,952
Suedzucker AG	54,275	829,287
Symrise AG	65,164	920,363
Takkt AG	4,447	49,797
Telegate AG	1,956	16,816
Tognum AG	28,330	361,872
United Internet AG	77,509	693,712
Versatel AG (a)	2,108	31,037
Vivacon AG	11,822	65,104
Vossloh AG	6,013	677,049
Washtec AG (a)	1,665	13,760
Wincor Nixdorf AG	20,399	972,584

		22,405,095

Greece—1.4%
Agricultural Bank of Greece	143,570	281,234
Alapis Holding Industrial & Commercial S.A.	417,691	314,900

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Greece—(Continued)
Alfa-Beta Vassilopoulos S.A.	533	$18,876
Anek Lines S.A.	53,117	60,597
Bank of Attica	9,879	40,558
Bank of Greece	6,673	356,535
Diagnostic & Therapeutic Center of Athens Hygeia S.A.	45,280	120,691
Ellaktor S.A.	85,556	513,623
Emporiki Bank S.A.	6,781	53,879
Forthnet S.A. (a)	56,130	57,389
Fourlis Holdings S.A.	22,201	155,106
Frigoglass S.A.	12,958	61,855
GEK Terna S.A.	13,518	63,282
Hellenic Duty Free Shops S.A.	6,376	51,451
Hellenic Exchanges S.A. Holding Clearing Settlement & Registry	29,646	233,405
Hellenic Petroleum S.A.	55,854	413,412
Iaso S.A.	6,163	38,429
Intracom Holdings S.A. (a)	56,166	56,719
Lambrakis Press S.A.	7,345	21,476
Metka S.A.	7,886	72,764
Motor Oil Hellas Corinth Refineries S.A.	20,217	216,934
Mytilineos Holdings S.A.	53,011	294,738
Piraeus Port Authority	4,532	62,048
S&B Industrial Minerals S.A.	3,052	34,153
Sarantis S.A.	16,104	95,389
Singularlogic S.A.	14,779	42,180
Teletypos S.A. Mega Channel	3,647	26,518
The Athens Water Supply & Sewage Co. S.A.	18,775	133,955
Titan Cement Co. S.A.	42,064	815,993
TT Hellenic Postbank S.A.	39,882	311,728
Viohalco	14,474	82,981

		5,102,798

Hong Kong—0.6%
Allied Group, Ltd.	22,000	37,473
Asia Financial Holdings, Ltd.	300,000	81,899
Chong Hing Bank, Ltd.	52,000	62,386
Cross-Harbour Holdings, Ltd.	63,000	52,036
Dah Sing Banking Group, Ltd.	185,200	133,796
Dah Sing Financial Holdings, Ltd.	48,000	123,931
Emperor International Holdings	206,000	17,892
Fubon Bank Hong Kong, Ltd.	176,000	57,063
Galaxy Entertainment Group, Ltd. (a)	1,722,000	236,873
Hung Hing Printing Group, Ltd.	22,000	4,033
Kowloon Development Co., Ltd.	285,000	108,178
Lippo, Ltd.	122,000	23,979
Liu Chong Hing Investment	48,000	20,286
Melco International Development	491,000	163,859
Natural Beauty Bio-Technology, Ltd.	240,000	37,634
Next Media, Ltd.	62,000	7,226
Oriental Press Group	568,000	53,696
Ports Design, Ltd.	229,500	279,527
Shaw Brothers	76,000	126,049
Shui On Construction & Materials, Ltd.	48,000	37,653
Shun Tak Holdings, Ltd.	794,000	220,135
Sino-I Technology, Ltd. (a)	1,090,000	6,082

Security Description	Shares	Value*

Hong Kong—(Continued)
Techtronic Industries Co., Ltd.	144,500	$29,048
Vitasoy International Holdings, Ltd.	294,000	131,911
Wheelock Properties, Ltd.	35,000	13,701
Wing On Co. International, Ltd.	37,000	39,244
Wonson International Holdings, Ltd. (a)	5,000,000	12,324

		2,117,914

Ireland—0.8%
C&C Group, Plc.	198,258	401,337
DCC, Plc.	33,107	475,028
Dragon Oil, Plc. (a)	121,262	276,189
FBD Holdings, Plc.	11,997	83,382
Glanbia, Plc.	33,852	98,847
Greencore Group, Plc.	89,512	117,268
IFG Group, Plc.	25,945	16,999
Independent News & Media, Plc.	276,650	159,055
Kingspan Group, Plc.	73,077	309,990
McInerney Holdings, Plc.	128,570	42,454
Paddy Power, Plc.	22,887	428,357
Smurfit Kappa Group, Plc.	10,531	26,229
The Governor & Co. of the Bank of Ireland	62,012	74,181
United Drug, Plc.	115,662	358,426

		2,867,742

Isle of Man—0.0%
Hansard Global, Plc.	5,368	12,217

Italy—3.7%
AcegasAps S.p.A.	4,880	33,589
Amplifon S.p.A.	40,752	47,639
Ansaldo STS S.p.A. (a)	28,182	397,068
Antichi Pellettieri S.p.A.	9,305	36,575
Arnoldo Mondadori Editore S.p.A.	53,051	260,162
Astaldi S.p.A.	26,266	146,246
Autogrill S.p.A.	58,900	446,037
Azimut Holding S.p.A.	54,152	291,680
Banca Finnat Euramerica S.p.A.	40,945	29,072
Banca Generali S.p.A.	17,097	66,676
Banca IFIS S.p.A.	3,121	26,967
Banca Intermobiliare S.p.A.	3,806	14,869
Banca Popolare di Milano Scarl	301,595	1,786,260
Banco di Desio e della Brianza S.p.A.	19,360	125,301
Benetton Group S.p.A.	17,138	147,350
Bonifica Ferraresi e Imprese Agricole S.p.A.	604	24,465
Brembo S.p.A.	15,672	83,303
Bulgari S.p.A.	86,907	542,602
Buzzi Unicem S.p.A.	2,688	43,933
Carraro S.p.A.	5,504	18,711
Cementir Holding S.p.A.	25,410	88,815
CIR-Compagnie Industriali Riunite S.p.A.	272,712	280,832
Credito Artigiano S.p.A.	4,685	13,033
Credito Bergamasco S.p.A.	749	24,931
Credito Emiliano S.p.A.	41,867	218,475
Davide Campari-Milano S.p.A.	82,878	560,182
Digital Multimedia Technologies S.p.A. (a)	3,021	52,575
ERG S.p.A.	37,420	449,439

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Italy—(Continued)
Esprinet S.p.A.	13,663	$63,394
Eurotech S.p.A. (a)	15,434	55,168
Fastweb (a)	10,127	297,675
Fiera Milano S.p.A.	4,744	28,295
Gemina S.p.A.	405,139	210,603
Geox S.p.A.	45,002	276,073
Gewiss S.p.A.	3,256	11,902
Gruppo Editoriale L’Espresso S.p.A.	21,633	35,329
Hera S.p.A.	304,228	654,785
Impregilo S.p.A.	73,310	209,036
Indesit Co. S.p.A.	17,777	107,364
Industria Macchine Automatiche S.p.A.	3,204	59,618
Interpump Group S.p.A.	25,267	154,118
Iride S.p.A.	150,774	197,863
Italmobiliare S.p.A.	951	38,062
Juventus Football Club S.p.A. (a)	9,266	9,891
KME Group S.p.A.	46,746	29,052
Mariella Burani S.p.A.	6,116	86,850
MARR S.p.A.	6,587	49,689
Milano Assicurazioni S.p.A.	155,714	485,044
Mirato S.p.A.	2,670	17,048
Nice S.p.A. (a)	7,301	17,914
Permasteelisa S.p.A.	6,995	95,646
Piaggio & C S.p.A.	71,987	127,560
Pirelli & Co. S.p.A.	2,040,940	756,800
Poltrona Frau S.p.A.	22,268	23,740
Prysmian S.p.A. (a)	64,009	1,005,332
Recordati S.p.A.	43,040	233,489
Reno de Medici S.p.A.	38,858	8,179
Sabaf S.p.A.	947	19,852
Societa Cattolica di Assicurazioni Scrl	15,901	561,247
Societa Iniziative Autostradali e Servizi S.p.A.	29,017	180,765
Sogefi S.p.A.	12,454	21,717
Telecom Italia Media S.p.A.	247,261	30,846
Tod’s S.p.A.	6,175	260,071
Trevi Finanziaria S.p.A.	13,527	140,667
Vianini Lavori S.p.A.	1,530	8,606
Vittoria Assicurazioni S.p.A.	5,773	30,952

		12,857,029

Japan—32.7%
Achilles Corp.	66,000	96,381
ADEKA Corp.	52,100	383,859
Aderans Holdings Co., Ltd.	15,300	160,310
Advan Co., Ltd.	11,300	45,828
Aeon Fantasy Co., Ltd.	4,300	37,984
Aeon Hokkaido Corp.	4,500	16,703
Ahresty Corp.	5,800	18,559
Ai Holdings Corp.	15,400	50,327
Aica Kogyo Co., Ltd.	23,900	266,369
Aichi Corp.	12,500	48,551
Aichi Machine Industry Co., Ltd.	37,000	65,759
Aichi Maruwa Co., Ltd.	4,200	44,592
Aichi Steel Corp.	57,000	185,759
Aichi Tokei Denki Co., Ltd.	3,000	7,864
Aida Engineering, Ltd.	30,900	113,445

Security Description	Shares	Value*

Japan—(Continued)
Aigan Co., Ltd.	8,000	$44,920
Aiphone Co., Ltd.	5,300	99,293
Airport Facilities Co., Ltd.	8,800	55,019
Aisan Industry Co., Ltd.	10,300	50,666
Akebono Brake Industry Co., Ltd.	13,800	79,305
Aloka Co., Ltd.	8,200	73,240
Alpha Systems, Inc.	1,600	41,880
Alpine Electronics, Inc.	23,700	190,061
Alps Electric Co., Ltd.	105,900	518,186
Altech Corp.	2,600	22,862
Amano Corp.	23,900	187,611
Amiyaki Tei Co., Ltd.	10	13,904
Amuse, Inc.	2,200	28,736
Ando Corp.	37,000	60,495
Anest Iwata Corp.	12,000	40,677
Anritsu Corp.	36,000	84,948
AOC Holdings, Inc.	17,300	96,167
Aohata Corp.	500	7,553
AOKI Holdings, Inc.	11,800	121,670
Aoyama Trading Co., Ltd.	35,300	561,048
Arakawa Chemical Industries, Ltd.	6,500	74,546
Araya Industrial Co., Ltd.	25,000	43,882
Ariake Japan Co., Ltd.	7,100	133,721
Arisawa Manufacturing Co., Ltd.	14,700	51,576
Aronkasei Co., Ltd.	4,000	13,532
Art Corp.	4,600	69,329
As One Corp.	4,200	81,332
Asahi Diamond Industrial Co., Ltd.	20,000	112,098
Asahi Organic Chemicals Industry Co., Ltd.	30,000	99,937
Asahi Pretec Corp.	7,400	86,455
Asahi TEC Corp. (a)	85,000	28,673
Asatsu-DK, Inc.	11,800	264,551
Ashimori Industry Co., Ltd.	25,000	27,108
ASICS Trading Co., Ltd.	800	9,044
ASKA Pharmaceutical Co., Ltd.	3,000	28,040
Asunaro Aoki Construction Co., Ltd.	2,000	9,803
Atom Corp.	4,600	15,423
Atsugi Co., Ltd.	88,000	124,597
Autobacs Seven Co., Ltd.	18,200	421,597
Avex Group Holdings, Inc.	10,000	111,299
Bando Chemical Industries, Ltd.	37,000	89,450
Bank of the Ryukyus, Ltd.	17,900	176,921
Belluna Co., Ltd.	11,950	31,849
Best Denki Co., Ltd.	29,000	93,471
Bookoff Corp.	4,500	38,824
Bunka Shutter Co., Ltd.	21,000	91,543
CAC Corp.	4,600	39,774
Calsonic Kansei Corp.	73,000	103,932
Canon Electronics, Inc.	5,600	79,656
Canon Finetech, Inc.	7,300	79,232
Carchs Co., Ltd. (a)	54,500	18,220
Catena Corp.	11,500	25,687
Cawachi, Ltd.	7,900	178,853
Central Glass Co., Ltd.	109,000	440,632
Central Security Patrols Co., Ltd.	2,000	20,005
Century Leasing System, Inc.	10,700	95,305
CFS Corp.	1,500	10,356

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Chino Corp.	14,000	$32,614
Chiyoda Co., Ltd.	12,100	227,388
Chofu Seisakusho Co., Ltd.	8,800	216,656
Chori Co., Ltd.	52,000	55,481
Chubu Shiryo Co., Ltd.	12,000	94,787
Chudenko Corp.	16,400	278,492
Chuetsu Pulp & Paper Co., Ltd.	50,000	120,245
Chugai Mining Co., Ltd.	67,700	23,398
Chugai Ro Co., Ltd.	24,000	75,773
Chugoku Marine Paints, Ltd.	22,000	161,659
Chuo Denki Kogyo Co., Ltd.	8,000	52,853
Chuo Spring Co., Ltd.	5,000	16,379
CKD Corp.	33,000	127,705
Clarion Co., Ltd.	51,000	35,110
Cleanup Corp.	9,100	37,361
CMK Corp.	20,100	60,120
Co-Op Chemical Co., Ltd. (a)	14,000	34,851
Coca-Cola Central Japan Co., Ltd.	19	137,927
Colowide Co., Ltd.	14,500	86,798
Commuture Corp.	10,000	62,833
Computer Engineering & Consulting, Ltd.	4,500	41,740
COMSYS Holdings	66,000	613,408
Core Corp.	3,000	18,348
Corona Corp.	6,700	67,624
Cosel Co., Ltd.	6,700	54,014
Create Medic Co., Ltd.	1,800	16,228
Cross Plus, Inc.	1,100	13,998
CSK Holdings Corp.	43,900	239,230
CTI Engineering Co., Ltd.	4,700	36,553
Cybozu, Inc.	119	23,152
Dai Nippon Toryo Co., Ltd.	35,000	39,269
Dai-Dan Co., Ltd.	7,000	38,053
Daido Kogyo Co., Ltd.	9,000	16,528
Daido Metal Co., Ltd.	19,000	51,238
Daidoh, Ltd.	7,100	54,524
Daifuku Co., Ltd.	38,500	224,335
Daihen Corp.	46,000	178,548
Daiichi Chuo Kisen Kaisha	57,000	160,754
Daiichi Jitsugyo Co., Ltd.	20,000	58,998
Daiken Corp.	33,000	75,747
Daiki Aluminium Industry Co., Ltd.	19,000	38,238
Daiko Clearing Services Corp.	5,200	42,135
Daikoku Denki Co., Ltd.	4,200	65,258
Daikyo, Inc.	101,000	88,343
Daimei Telecom Engineering Corp.	15,000	140,264
Dainichi Co., Ltd.	2,500	17,089
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	28,000	78,218
Dainippon Screen Manufacturing Co., Ltd.	106,000	205,308
Daio Paper Corp.	43,000	534,228
Daiseki Co., Ltd.	12,600	238,779
Daiso Co., Ltd.	27,000	78,178
Daisyo Corp.	2,100	31,047
Daiwa Industries, Ltd.	18,000	61,838
Daiwa Seiko, Inc.	28,000	40,352
Daiwabo Co., Ltd.	41,000	188,442
DC Co., Ltd.	5,600	19,925

Security Description	Shares	Value*

Japan—(Continued)
DCM Japan Holdings Co., Ltd.	34,600	$245,761
Denki Kagaku Kogyo K.K.	271,000	662,976
Denki Kogyo Co., Ltd.	15,000	94,068
Denyo Co., Ltd.	10,700	77,203
Descente, Ltd.	18,000	86,003
Disco Corp.	9,000	185,538
DMW Corp.	700	10,024
Doshisha Co., Ltd.	4,600	62,961
Dowa Holdings Co., Ltd.	154,000	566,489
DTS Corp.	7,400	69,726
Dwango Co., Ltd.	26	48,979
Dydo Drinco, Inc.	4,300	136,572
eAccess, Ltd.	489	307,779
Eagle Industry Co., Ltd.	13,000	45,963
Earth Chemical Co., Ltd.	3,600	106,011
EBARA Corp.	226,000	522,390
EDION Corp.	45,600	224,968
Eiken Chemical Co., Ltd.	7,500	57,784
Eizo Nanao Corp.	6,800	110,800
Elpida Memory, Inc. (a)	67,000	410,786
Enplas Corp.	6,700	75,416
Epson Toyocom Corp.	32,000	60,138
ESPEC Corp.	8,800	55,192
Exedy Corp.	17,400	173,859
Falco Biosystems, Ltd.	1,700	14,865
Fancl Corp.	15,700	209,245
FDK Corp. (a)	42,000	51,913
Foster Electric Co., Ltd.	7,200	55,864
FP Corp.	5,200	258,770
France Bed Holdings Co., Ltd.	53,000	84,592
Fudo Tetra Corp.	61,400	36,569
Fuji Co., Ltd./Ehime	4,400	89,377
Fuji Corp., Ltd.	12,200	33,455
Fuji Kiko Co., Ltd.	12,000	9,631
Fuji Kyuko Co., Ltd.	18,000	86,089
Fuji Oil Co., Ltd.	27,300	385,839
Fuji Soft, Inc.	12,700	269,490
Fujibo Holdings, Inc.	30,000	30,805
Fujico Co., Ltd.	8,000	104,647
Fujikura Kasei Co., Ltd.	9,600	49,881
Fujikura, Ltd.	216,000	711,768
Fujita Kanko, Inc.	30,000	158,867
Fujitec Co., Ltd.	37,000	133,760
Fujitsu Business Systems, Ltd.	6,400	100,263
Fujitsu Frontech, Ltd.	7,400	60,006
Fujitsu General, Ltd.	18,000	32,920
Fujiya Co., Ltd. (a)	33,000	44,306
Fukuda Corp.	20,000	35,425
Fukushima Industries Corp.	1,700	14,560
Fumakilla, Ltd.	8,000	29,931
Funai Consulting Co., Ltd.	6,200	32,968
Funai Electric Co., Ltd.	10,500	217,221
Furukawa Battery Co., Ltd. (a)	8,000	87,308
Furukawa Co., Ltd.	111,000	114,428
Furukawa-Sky Aluminum Corp.	39,000	94,180
Furusato Industries, Ltd.	3,900	41,884
Fuso Pharmaceutical Industries, Ltd.	24,000	77,845

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Futaba Corp.	20,900	$264,856
Futaba Industrial Co., Ltd.	27,800	108,434
Future Architect, Inc.	68	26,705
Fuyo General Lease Co., Ltd.	8,100	157,830
Gakken Co., Ltd.	43,000	63,830
Gecoss Corp.	4,000	22,053
Genki Sushi Co., Ltd.	2,200	30,230
Geo Corp.	118	97,216
GMO internet, Inc.	14,200	73,387
Godo Steel, Ltd.	68,000	190,495
Goldcrest Co., Ltd.	9,430	235,715
Goldwin, Inc. (a)	20,000	35,706
Gourmet Kineya Co., Ltd.	1,000	7,831
Green Hospital Supply, Inc.	107	47,387
GS Yuasa Corp.	134,000	807,428
Gulliver International Co., Ltd.	1,770	30,440
Gun-Ei Chemical Industry Co., Ltd.	20,000	47,779
Gunze, Ltd.	113,000	372,146
Hakuto Co., Ltd.	7,800	69,936
Hakuyosha Co., Ltd.	2,000	6,093
Hanwa Co., Ltd.	113,000	358,433
Happinet Corp.	3,400	55,246
Harashin Narus Holdings Co., Ltd.	2,200	24,859
Harima Chemicals, Inc.	2,000	9,548
Haseko Corp.	562,000	597,065
Hazama Corp.	41,900	37,808
Heiwa Corp.	24,500	246,790
Heiwa Real Estate Co., Ltd.	71,500	186,312
Heiwado Co., Ltd.	15,400	248,565
Hibiya Engineering, Ltd.	9,000	79,045
Hikari Tsushin, Inc.	12,700	244,103
HIS Co., Ltd.	6,400	132,947
Hitachi Business Solution Co., Ltd.	900	5,797
Hitachi Cable, Ltd.	107,000	241,078
Hitachi Information Systems, Ltd.	9,300	192,907
Hitachi Koki Co., Ltd.	29,700	249,532
Hitachi Kokusai Electric, Inc.	32,000	169,461
Hitachi Maxell, Ltd.	27,200	253,895
Hitachi Medical Corp.	2,000	20,360
Hitachi Metals Techno, Ltd.	2,000	8,926
Hitachi Plant Technologies, Ltd.	34,000	127,795
Hitachi Software Engineering Co., Ltd.	11,800	182,492
Hitachi Systems & Services, Ltd.	3,700	38,569
Hitachi Tool Engineering, Ltd.	8,100	60,355
Hitachi Zosen Corp. (a)	323,000	294,973
Hochiki Corp.	8,000	66,149
Hodogaya Chemical Co., Ltd.	35,000	67,671
Hogy Medical Co., Ltd.	4,400	303,147
Hohsui Corp.	12,000	11,234
Hokkaido Gas Co., Ltd.	12,000	35,235
Hokkan Holdings, Ltd.	9,000	27,826
Hokko Chemical Industry Co., Ltd.	4,000	13,005
Hokuetsu Paper Mills, Ltd.	60,500	370,126
Hokuriku Electric Industry Co., Ltd.	22,000	42,937
Hokuriku Electrical Construction Co., Ltd.	1,000	3,796
Hokuto Corp.	9,000	255,527
Honshu Chemical Industry Co., Ltd.	2,000	13,172

Security Description	Shares	Value*

Japan—(Continued)
Horiba, Ltd.	14,100	$195,920
Horipro, Inc.	3,500	38,857
Hosiden Corp.	28,000	442,606
Hosokawa Micron Corp.	14,000	55,401
Howa Machinery, Ltd.	36,000	25,922
I-Net Corp.	3,200	17,783
IBJ Leasing Co., Ltd.	6,400	116,155
Ichikawa Co., Ltd.	2,000	6,788
Ichikoh Industries, Ltd.	18,000	26,134
Ichinen Holdings Co., Ltd.	7,000	40,787
Ichiyoshi Securities Co., Ltd.	10,300	82,452
Icom, Inc.	4,200	89,456
Idec Corp.	8,400	86,333
Ihara Chemical Industry Co., Ltd.	11,000	35,317
Iino Kaiun Kaisha, Ltd.	26,000	168,969
Imasen Electric Industrial	7,100	40,834
Imperial Hotel, Ltd.	650	15,161
Inaba Denki Sangyo Co., Ltd.	6,000	162,524
Inaba Seisakusho Co., Ltd.	4,000	44,750
Inabata & Co., Ltd.	23,700	74,685
Ines Corp.	14,100	71,595
Information Services International-Dentsu, Ltd.	4,900	31,742
Inui Steamship Co., Ltd.	6,500	49,069
Invoice, Inc.	4,571	20,695
Ise Chemical Corp.	1,000	4,139
Iseki & Co., Ltd.	77,000	239,377
Ishihara Sangyo Kaisha, Ltd. (a)	154,000	130,930
Ishii Hyoki Co., Ltd.	1,800	34,304
Itochu Enex Co., Ltd.	23,600	166,526
Itochu-Shokuhin Co., Ltd.	1,800	69,647
Itoham Foods, Inc.	74,000	268,069
Itoki Corp.	16,300	51,857
Iwasaki Electric Co., Ltd.	34,000	60,163
IWATANI Corp.	76,000	189,676
Iwatsu Electric Co., Ltd.	37,000	42,831
Izumiya Co., Ltd.	44,000	287,355
J-Oil Mills, Inc.	38,000	157,843
Jalux, Inc.	2,000	31,355
Janome Sewing Machine Co., Ltd.	88,000	38,641
Japan Airport Terminal Co., Ltd.	27,900	375,155
Japan Aviation Electronics Industry, Ltd.	27,000	113,044
Japan Carlit Co., Ltd.	7,000	29,918
Japan Cash Machine Co., Ltd.	6,400	60,130
Japan Digital Laboratory Co., Ltd.	9,200	98,669
Japan Pulp & Paper Co., Ltd.	33,000	108,616
Japan Radio Co., Ltd.	36,000	54,890
Japan Transcity Corp.	23,000	101,901
Japan Vilene Co., Ltd.	15,000	70,039
Jastec Co., Ltd.	5,100	30,812
JBCC Holdings, Inc.	5,700	50,079
JBIS Holdings, Inc.	5,100	23,263
Jeol, Ltd.	25,000	77,311
JFE Shoji Holdings, Inc.	53,000	162,952
JK Holdings Co., Ltd.	5,600	36,587
JMS Co., Ltd.	13,000	57,106
Joban Kosan Co., Ltd.	19,000	31,230
Joint Corp.	27,600	46,384

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Joshin Denki Co., Ltd.	15,000	$129,440
JSP Corp.	13,200	93,416
Juki Corp.	55,000	57,668
K’s Holdings Corp.	17,700	298,906
Kadokawa Group Holdings, Inc.	7,900	184,738
Kaga Electronics Co., Ltd.	8,500	102,599
Kagawa Bank, Ltd.	31,000	168,070
Kakaku.com, Inc.	65	252,111
Kaken Pharmaceutical Co., Ltd.	37,000	407,519
Kamei Corp.	3,000	16,222
Kanaden Corp.	4,000	23,095
Kanagawa Chuo Kotsu Co., Ltd.	10,000	60,725
Kanamoto Co., Ltd.	15,000	54,327
Kandenko Co., Ltd.	52,000	412,472
Kanematsu Corp. (a)	149,000	148,278
Kanematsu Electronics, Ltd.	6,900	60,011
Kanto Auto Works, Ltd.	15,200	174,485
Kanto Denka Kogyo Co., Ltd.	18,000	69,113
Kanto Natural Gas Development, Ltd.	12,000	76,015
Kanto Tsukuba Bank, Ltd.	25,500	88,039
Kasai Kogyo Co., Ltd.	10,000	18,646
Kasumi Co., Ltd.	13,000	71,982
Katakura Chikkarin Co., Ltd.	8,000	30,019
Katakura Industries Co., Ltd.	9,000	107,819
Kato Sangyo Co., Ltd.	7,100	121,501
Kato Works Co., Ltd.	27,000	66,674
Kawai Musical Instruments Manufacturing Co., Ltd.	30,000	28,279
Kawasaki Kinkai Kisen Kaisha	2,000	6,934
Kawasumi Laboratories, Inc.	9,000	42,018
Kayaba Industry Co., Ltd.	83,000	160,464
Keihin Corp.	25,100	182,488
Keiyo Co., Ltd.	11,000	77,846
Kenedix, Inc.	289	83,469
Kentucky Fried Chicken Japan, Ltd.	2,000	34,683
KEY Coffee, Inc.	4,900	85,982
Kimura Chemical Plants Co., Ltd.	4,900	41,608
Kinki Nippon Tourist Co., Ltd.	23,000	41,266
Kinki Sharyo Co., Ltd.	12,000	62,364
Kintetsu World Express, Inc.	7,100	139,955
Kinugawa Rubber Industrial Co., Ltd.	16,000	19,957
Kishu Paper Co., Ltd.	37,000	47,458
Kisoji Co., Ltd.	5,600	115,502
Kitagawa Iron Works Co., Ltd.	33,000	41,407
Kitano Construction Corp.	24,000	56,791
Kitz Corp.	37,000	114,577
Koa Corp.	16,100	91,701
Koatsu Gas Kogyo Co., Ltd.	17,000	94,426
Koei Co., Ltd.	8,600	90,511
Kohnan Shoji Co., Ltd.	10,300	138,851
Kohsoku Corp.	5,000	33,400
Koike Sanso Kogyo Co., Ltd.	13,000	35,852
Kojima Co., Ltd.	11,300	34,668
Kokuyo Co., Ltd.	47,000	341,834
Komatsu Seiren Co., Ltd.	3,000	14,726
Komatsu Wall Industry Co., Ltd.	2,400	30,201
Komori Corp.	36,500	399,837
Konaka Co., Ltd.	12,400	34,850

Security Description	Shares	Value*

Japan—(Continued)
Konishi Co., Ltd.	5,900	$56,498
Kosaido Co., Ltd.	3,700	11,000
Kosei Securities Co., Ltd.	14,000	11,831
Krosaki Harima Corp.	26,000	69,443
KRS Corp.	2,700	27,460
Kumagai Gumi Co., Ltd.	81,000	40,950
Kumiai Chemical Industry Co., Ltd.	30,000	91,898
Kura Corp.	25	45,698
Kurabo Industries, Ltd.	87,000	145,505
KUREHA Corp.	65,000	324,766
Kurimoto, Ltd.	53,000	35,208
Kuroda Electric Co., Ltd.	11,800	110,741
Kyodo Printing Co., Ltd.	41,000	102,584
Kyodo Shiryo Co., Ltd.	30,000	39,065
Kyoei Tanker Co., Ltd.	13,000	37,352
Kyokuto Kaihatsu Kogyo Co., Ltd.	17,900	65,616
Kyokuyo Co., Ltd.	28,000	65,396
Kyorin Co., Ltd.	22,000	314,737
Kyoritsu Maintenance Co., Ltd.	4,000	66,634
Kyosan Electric Manufacturing Co., Ltd.	22,000	83,699
Kyoto Kimono Yuzen Co., Ltd.	44	29,205
Kyowa Electronics Instruments Co., Ltd.	6,000	20,720
Kyowa Leather Cloth Co., Ltd.	3,300	19,099
Kyudenko Corp.	20,000	164,092
Life Corp.	2,300	46,617
Lintec Corp.	22,800	316,300
Macnica, Inc.	4,500	61,400
Maeda Corp.	74,000	300,466
Maeda Road Construction Co., Ltd.	35,000	352,190
Maezawa Kasei Industries Co., Ltd.	2,500	25,245
Maezawa Kyuso Industries Co., Ltd.	5,300	85,690
Makino Milling Machine Co., Ltd.	61,000	165,848
Mandom Corp.	8,700	247,431
Mars Engineering Corp.	3,200	108,147
Marubun Corp.	10,300	44,125
Marudai Food Co., Ltd.	49,000	138,351
Maruei Department Store Co., Ltd.	20,000	45,189
Maruha Nichiro Holdings, Inc.	182,000	309,019
Maruka Machinery Co., Ltd.	3,000	18,945
Marusan Securities Co., Ltd.	22,000	111,803
Maruwn Corp.	2,200	7,130
Maruyama Manufacturing Co. Inc	18,000	35,989
Maruzen Co., Ltd. (a)	57,000	41,373
Maruzen Showa Unyu Co., Ltd.	28,000	91,709
Maspro Denkoh Corp.	6,200	61,308
Matsuda Sangyo Co., Ltd.	4,100	40,627
Matsui Construction Co., Ltd.	10,000	37,930
Matsuya Co., Ltd.	11,700	263,565
Matsuya Foods Co., Ltd.	3,700	53,213
Max Co., Ltd.	14,000	168,311
Maxvalu Tokai Co., Ltd.	4,600	79,205
MEC Co., Ltd.	4,800	15,315
Megachips Corp.	4,300	77,741
Meidensha Corp.	73,000	232,464
Meiji Shipping Co., Ltd.	8,500	40,150
Meitec Corp.	14,000	243,036
Meito Sangyo Co., Ltd.	4,900	97,719

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Meito Transportation Co., Ltd.	1,400	$12,850
Meiwa Estate Co., Ltd.	10,300	51,737
Melco Holdings, Inc.	4,300	44,297
Mercian Corp.	31,000	61,540
Mikuni Coca-Cola Bottling Co., Ltd.	11,100	107,424
Milbon Co., Ltd.	3,000	84,053
Mimasu Semiconductor Industry Co., Ltd.	6,800	64,449
Minebea Co., Ltd.	178,000	611,670
Ministop Co., Ltd.	4,400	91,966
Miraca Holdings, Inc.	24,500	533,093
Misawa Homes Co., Ltd. (a)	13,200	37,181
Mito Securities Co., Ltd.	21,000	64,562
Mitsuba Corp.	18,000	65,830
Mitsubishi Cable Industries, Ltd.	47,000	42,711
Mitsubishi Kakoki Kaisha, Ltd.	22,000	59,924
Mitsubishi Paper Mills, Ltd.	124,000	293,276
Mitsubishi Pencil Co., Ltd.	6,500	78,967
Mitsubishi Steel Manufacturing Co., Ltd.	43,000	112,364
Mitsuboshi Belting Co., Ltd.	30,000	160,524
Mitsui Engineering & Shipbuilding Co., Ltd.	350,000	587,951
Mitsui High-Tec, Inc.	12,500	67,873
Mitsui Home Co., Ltd.	22,000	110,206
Mitsui Knowledge Industry Co., Ltd.	322	57,139
Mitsui Matsushima Co., Ltd.	25,000	35,648
Mitsui Mining & Smelting Co., Ltd.	322,000	680,464
Mitsui Mining Co., Ltd.	47,000	70,469
Mitsui Sugar Co., Ltd.	29,000	111,076
Mitsui-Soko Co., Ltd.	33,000	184,958
Mitsumi Electric Co., Ltd.	39,300	694,648
Mitsumura Printing Co., Ltd.	1,000	3,718
Mitsuuroko Co., Ltd.	11,000	74,716
Miura Co., Ltd.	12,500	309,337
Miyoshi Oil & Fat Co., Ltd.	30,000	43,861
Miyuki Holdings Co., Ltd.	5,000	11,150
Mizuho Investors Securities Co., Ltd.	173,000	140,839
Mizuno Corp.	32,000	153,451
Modec, Inc.	5,100	99,072
Monex Beans Holdings, Inc.	469	152,885
Mori Seiki Co., Ltd.	43,300	335,491
Morinaga & Co., Ltd.	64,000	141,684
Morinaga Milk Industry Co., Ltd.	85,000	331,004
Morita Holdings Corp.	8,000	41,178
Morozoff, Ltd.	4,000	13,915
Mory Industries, Inc.	20,000	47,968
MOS Food Services, Inc.	8,000	118,330
Moshi Moshi Hotline, Inc.	8,900	238,967
Mr Max Corp.	15,700	88,732
Mutoh Holdings Co., Ltd. (a)	21,000	49,879
Mutow Co., Ltd.	9,500	58,185
Nabtesco Corp.	44,000	294,489
Nachi-Fujikoshi Corp.	69,000	130,239
Nagatanien Co., Ltd.	6,000	55,983
Nakabayashi Co., Ltd.	17,000	36,076
Nakamuraya Co., Ltd.	9,000	51,111
Nakayama Steel Works, Ltd.	52,000	128,171
NEC Fielding, Ltd.	6,000	81,475
NEC Leasing, Ltd.	9,100	80,902

Security Description	Shares	Value*

Japan—(Continued)
NEC Mobiling, Ltd.	2,100	$33,383
NEC Networks & System Integration Corp.	9,600	117,089
NEC Tokin Corp.	16,000	63,825
NET One Systems Co., Ltd.	191	383,666
Neturen Co., Ltd.	13,200	91,634
New Japan Radio Co., Ltd.	15,000	28,650
NHK Spring Co., Ltd.	88,000	322,843
Nice Holdings, Inc.	31,000	53,717
Nichia Steel Works, Ltd.	18,000	44,734
Nichias Corp.	37,000	92,950
Nichiban Co., Ltd.	14,000	49,951
Nichicon Corp.	28,700	183,484
Nichiha Corp.	10,500	61,892
Nichii Gakkan Co.	8,300	121,175
Nichireki Co., Ltd.	1,000	3,423
Nidec Copal Corp.	5,900	41,220
Nidec Sankyo Corp.	24,000	89,794
Nidec Servo Corp.	8,000	27,441
Nidec-Tosok Corp.	1,800	12,794
Nifco, Inc.	19,600	199,640
Nihon Chouzai Co., Ltd.	1,990	28,053
Nihon Dempa Kogyo Co., Ltd.	7,700	91,303
Nihon Kohden Corp.	15,400	366,317
Nihon Nohyaku Co., Ltd.	15,000	100,858
Nihon Parkerizing Co., Ltd.	22,000	190,793
Nihon Spindle Manufacturing Co., Ltd.	15,000	27,142
Nihon Yamamura Glass Co., Ltd.	51,000	112,102
Nikkiso Co., Ltd.	15,000	85,420
Nikko Co., Ltd.	5,000	15,467
Nippo Corp.	35,000	297,597
Nippon Beet Sugar Manufacturing Co., Ltd.	53,000	143,277
Nippon Carbon Co., Ltd.	34,000	102,244
Nippon Ceramic Co., Ltd.	6,400	62,785
Nippon Chemi-Con Corp.	57,000	121,558
Nippon Chemical Industrial Co., Ltd.	38,000	97,963
Nippon Chemiphar Co., Ltd.	10,000	31,374
Nippon Denko Co., Ltd.	27,000	139,361
Nippon Densetsu Kogyo Co., Ltd.	14,000	165,300
Nippon Denwa Shisetsu Co., Ltd.	5,000	14,863
Nippon Felt Co., Ltd.	1,500	6,966
Nippon Filcon Co., Ltd.	6,600	35,788
Nippon Fine Chemical Co., Ltd.	7,400	54,066
Nippon Flour Mills Co., Ltd.	52,000	285,545
Nippon Formula Feed Manufacturing Co., Ltd.	25,000	34,578
Nippon Gas Co., Ltd.	8,300	128,583
Nippon Hume Corp.	6,000	19,720
Nippon Kanzai Co., Ltd.	3,600	72,268
Nippon Kasei Chemical Co., Ltd.	14,000	25,634
Nippon Kayaku Co., Ltd.	88,000	458,957
Nippon Kinzoku Co., Ltd.	29,000	41,620
Nippon Koei Co., Ltd.	37,000	88,256
Nippon Konpo Unyu Soko Co., Ltd.	32,000	354,746
Nippon Koshuha Steel Co., Ltd.	34,000	32,765
Nippon Light Metal Co., Ltd.	274,000	278,558
Nippon Metal Industry Co., Ltd.	57,000	79,119
Nippon Paint Co., Ltd.	93,000	372,087
Nippon Parking Development Co., Ltd.	803	32,139

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Nippon Pillar Packing Co., Ltd.	11,000	$38,863
Nippon Piston Ring Co., Ltd.	28,000	27,926
Nippon Seiki Co., Ltd.	20,000	118,030
Nippon Seisen Co., Ltd.	15,000	39,768
Nippon Shinyaku Co., Ltd.	24,000	286,146
Nippon Shokubai Co., Ltd.	64,000	495,457
Nippon Signal Co., Ltd.	21,100	142,702
Nippon Soda Co., Ltd.	59,000	236,530
Nippon Steel Trading Co., Ltd.	22,000	35,311
Nippon Suisan Kaisha, Ltd.	127,400	329,296
Nippon Thompson Co., Ltd.	30,000	125,959
Nippon Valqua Industries, Ltd.	32,000	83,971
Nippon Yakin Kogyo Co., Ltd.	62,500	178,082
Nippon Yusoki Co., Ltd.	2,000	5,155
Nipro Corp.	22,000	388,097
Nishimatsu Construction Co., Ltd.	148,000	222,421
Nishimatsuya Chain Co., Ltd.	24,200	221,222
Nissan Shatai Co., Ltd.	43,000	264,115
Nissei Corp.	3,200	23,593
Nissen Holdings Co., Ltd.	14,000	76,130
Nissho Electronics Corp.	10,100	60,742
Nissin Corp.	30,000	83,275
Nissin Electric Co., Ltd.	28,000	125,269
Nissin Kogyo Co., Ltd.	17,400	129,670
Nissin Sugar Manufacturing Co., Ltd.	7,000	16,599
Nissui Pharmaceutical Co., Ltd.	2,200	18,124
Nitta Corp.	11,900	157,935
Nittan Valve Co., Ltd.	10,500	26,850
Nittetsu Mining Co., Ltd.	31,000	95,578
Nitto Boseki Co., Ltd.	132,000	263,030
Nitto Fuji Flour Milling Co., Ltd.	4,000	12,674
Nitto Kogyo Corp.	11,900	108,121
Nitto Kohki Co., Ltd.	3,800	67,443
Nitto Seiko Co., Ltd.	11,000	37,759
NOF Corp.	74,000	293,552
Nohmi Bosai, Ltd.	9,000	118,507
Nomura Co., Ltd.	19,000	54,092
Noritake Co., Ltd.	47,000	171,232
Noritsu Koki Co., Ltd.	8,700	62,922
Nosan Corp.	18,000	40,379
NS Solutions Corp.	8,800	115,140
NSD Co., Ltd.	10,900	85,744
O-M, Ltd.	8,000	28,838
Oenon Holdings, Inc.	17,000	56,047
Ohara, Inc.	4,400	35,642
Oiles Corp.	10,400	149,650
Okabe Co., Ltd.	18,600	85,198
Okamoto Industries, Inc.	29,000	115,770
Okamura Corp.	31,000	174,024
Okasan Securities Group, Inc.	88,000	385,521
Oki Electric Industry Co., Ltd.	308,000	197,313
OKK Corp.	32,000	37,343
Okuma Holdings, Inc.	81,000	304,025
Okumura Corp.	84,000	424,848
Okura Industrial Co., Ltd.	24,000	56,068
Okuwa Co., Ltd.	10,000	151,420
Olympic Corp.	9,300	69,391

Security Description	Shares	Value*

Japan—(Continued)
OMC Card, Inc.	43,900	$85,785
ONO Sokki Co., Ltd.	9,000	39,499
Onoken Co., Ltd.	7,000	68,046
Organo Corp.	11,000	71,375
Oriental Yeast Co., Ltd.	4,000	21,180
Origin Electric Co., Ltd.	11,000	30,316
Osaka Organic Chemical Industry, Ltd.	100	469
Osaka Steel Co., Ltd.	8,300	107,827
OSAKA Titanium Technologies Co., Ltd.	8,000	201,830
Osaki Electric Co., Ltd.	11,000	71,125
OSG Corp.	33,800	288,188
Oyo Corp.	7,600	99,636
Pacific Industrial Co., Ltd.	16,000	44,633
Pacific Metals Co., Ltd.	74,000	370,477
PanaHome Corp.	37,000	220,350
Paramount Bed Co., Ltd.	7,400	100,824
Parco Co., Ltd.	32,300	295,510
Paris Miki, Inc.	8,700	81,073
Park24 Co., Ltd.	41,100	309,912
Pasco Corp. (a)	17,000	26,951
Pasona Group, Inc.	50	26,633
Penta-Ocean Construction Co., Ltd.	130,500	188,711
PIA Corp. (a)	2,000	20,987
Pigeon Corp.	6,800	203,368
Pilot Corp.	44	70,980
Piolax, Inc.	3,000	40,506
Pioneer Corp.	97,000	178,830
Press Kogyo Co., Ltd.	44,000	60,684
Prima Meat Packers, Ltd.	57,000	112,519
Pronexus, Inc.	8,100	75,263
Raito Kogyo Co., Ltd.	24,200	44,003
Rasa Industries, Ltd.	33,000	51,141
Renown, Inc. (a)	23,900	31,918
Resort Solution Co., Ltd.	1,000	2,406
Resort Trust, Inc.	11,200	125,567
Rheon Automatic Machinery Co., Ltd.	5,000	15,085
Rhythm Watch Co., Ltd.	57,000	53,309
Ricoh Leasing Co., Ltd.	6,800	123,830
Right On Co., Ltd.	4,600	74,746
Riken Corp.	38,000	90,380
Riken Keiki Co., Ltd.	7,500	50,145
Riken Technos Corp.	8,000	17,351
Riken Vitamin Co., Ltd.	100	2,893
Ringer Hut Co., Ltd.	5,200	68,321
Risa Partners, Inc.	106	50,153
Rock Field Co., Ltd.	3,800	49,976
Roland Corp.	10,200	136,528
Roland DG Corp.	3,700	55,386
Round One Corp.	200	155,250
Royal Holdings Co., Ltd.	9,000	93,994
Ryobi, Ltd.	73,000	149,008
Ryoden Trading Co., Ltd.	9,000	51,840
Ryosan Co., Ltd.	17,800	426,850
Ryoshoku, Ltd.	5,000	125,360
Ryoyo Electro Corp.	11,000	97,078
S&B Foods, Inc.	2,000	17,648
S. Foods, Inc.	2,500	22,358

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Sagami Chain Co., Ltd.	3,000	$31,633
Saibu Gas Co., Ltd.	82,000	230,432
Saizeriya Co., Ltd.	12,500	175,892
Sakai Chemical Industry Co., Ltd.	48,000	129,951
Sakata INX Corp.	20,000	70,900
Sakata Seed Corp.	14,600	215,313
Sala Corp.	11,000	68,115
San Holdings, Inc.	600	12,588
San-Ai Oil Co., Ltd.	22,000	97,923
Sanden Corp.	56,000	126,881
Sanei-International Co., Ltd.	5,700	56,266
Sanken Electric Co., Ltd.	53,000	208,239
Sanki Engineering Co., Ltd.	23,000	162,030
Sankyo Seiko Co., Ltd.	23,700	43,294
Sankyo-Tateyama Holdings, Inc.	127,000	119,242
Sankyu, Inc.	112,000	412,561
Sanoh Industrial Co., Ltd.	10,100	40,409
Sanrio Co., Ltd.	19,200	183,690
Sanshin Electronics Co., Ltd.	12,600	113,343
Sansui Electric Co., Ltd. (a)	316,000	21,167
Sanwa Holdings Corp.	103,000	397,529
Sanyo Chemical Industries, Ltd.	30,000	177,178
Sanyo Denki Co., Ltd.	15,000	36,499
Sanyo Housing Nagoya Co., Ltd.	25	23,353
Sanyo Shokai, Ltd.	45,000	178,734
Sanyo Special Steel Co., Ltd.	61,000	180,683
Sasebo Heavy Industries Co., Ltd.	37,000	73,377
Sato Corp.	7,500	84,840
Sato Shoji Corp.	4,600	30,018
Satori Electric Co., Ltd.	6,600	28,587
Secom Joshinetsu Co., Ltd.	900	15,955
Secom Techno Service Co., Ltd.	2,500	65,724
Seibu Electric Industry Co., Ltd.	2,000	9,352
Seika Corp.	28,000	67,625
Seikagaku Corp.	10,700	116,464
Seiko Holdings Corp.	31,000	70,113
Seino Holdings Corp.	92,000	511,830
Seiren Co., Ltd.	17,800	81,240
Sekisui Jushi Corp.	15,000	129,278
Sekisui Plastics Co., Ltd.	34,000	116,063
Senko Co., Ltd.	23,000	101,523
Senshu Electric Co., Ltd.	3,000	36,638
Senshukai Co., Ltd.	14,700	115,335
Shibaura Mechatronics Corp.	9,000	35,738
Shibuya Kogyo Co., Ltd.	1,600	14,483
Shikibo, Ltd.	49,000	70,545
Shikoku Chemicals Corp.	12,000	50,662
Shikoku Coca-Cola Bottling Co., Ltd.	6,700	63,933
Shima Seiki Manufacturing, Ltd.	10,800	213,360
Shin Nippon Air Technologies Co., Ltd.	8,100	71,769
Shin-Etsu Polymer Co., Ltd.	23,100	111,426
Shin-Keisei Electric Railway Co., Ltd.	4,000	16,346
Shin-Kobe Electric Machinery Co., Ltd.	13,000	118,137
Shinagawa Refractories Co., Ltd.	29,000	56,934
Shindengen Electric Manufacturing Co., Ltd.	35,000	63,739
Shinkawa, Ltd.	8,000	94,850
Shinki Co., Ltd.	54,100	41,492

Security Description	Shares	Value*

Japan—(Continued)
Shinko Electric Co., Ltd.	33,000	$112,742
Shinko Electric Industries Co., Ltd.	36,600	298,648
Shinko Plantech Co., Ltd.	11,700	99,036
Shinko Shoji Co., Ltd.	9,200	87,816
Shinko Wire Co., Ltd.	10,000	18,000
Shinmaywa Industries, Ltd.	48,000	130,328
Shinsho Corp.	18,000	35,397
Shinwa Kaiun Kaisha, Ltd.	32,000	87,200
Shiroki Corp.	25,000	55,661
Shizuoka Gas Co., Ltd.	15,000	96,041
Shochiku Co., Ltd.	34,000	239,243
Shoko Co., Ltd.	27,000	32,434
Showa Aircraft Industry Co., Ltd.	1,000	4,559
Showa Corp.	26,100	92,815
Showa Sangyo Co., Ltd.	30,000	101,587
Siix Corp.	9,300	29,602
Sinanen Co., Ltd.	17,000	78,485
Sintokogio, Ltd.	25,300	173,088
SKY Perfect JSAT Holdings, Inc.	849	413,281
SMK Corp.	30,000	88,869
SNT Corp.	8,200	33,155
Soda Nikka Co., Ltd.	3,000	10,678
Sodick Co., Ltd.	26,900	42,904
Soft99 Corp.	300	1,647
Sogo Medical Co., Ltd.	2,000	69,786
Sohgo Security Services Co., Ltd.	27,000	281,364
Sorun Corp.	8,100	46,969
Sotoh Co., Ltd.	400	4,809
Space Co., Ltd.	200	1,297
SRA Holdings	4,200	31,962
SSP Co., Ltd.	20,000	133,041
ST Corp.	3,700	50,662
St. Marc Holdings Co., Ltd.	2,200	65,854
Star Micronics Co., Ltd.	14,800	156,744
Starzen Co., Ltd.	15,000	39,494
Stella Chemifa Corp.	2,400	37,558
Subaru Enterprise Co., Ltd.	1,000	3,391
Sugimoto & Co., Ltd.	1,800	18,741
Sumida Corp.	7,400	41,167
Suminoe Textile Co., Ltd.	7,000	10,137
Sumisho Computer Systems Corp.	10,300	171,373
Sumitomo Bakelite Co., Ltd.	112,000	452,541
Sumitomo Densetsu Co., Ltd.	10,500	63,601
Sumitomo Light Metal Industries, Ltd.	125,000	114,858
Sumitomo Mitsui Construction Co., Ltd. (a)	102,300	74,043
Sumitomo Osaka Cement Co., Ltd.	242,000	619,608
Sumitomo Pipe & Tube Co., Ltd.	11,100	77,407
Sumitomo Precision Products Co., Ltd.	12,000	50,264
Sumitomo Real Estate Sales Co., Ltd.	2,530	77,033
Sumitomo Seika Chemicals Co., Ltd.	20,000	60,638
Sunx, Ltd.	12,600	40,666
SWCC Showa Holdings Co., Ltd.	127,000	82,923
SxL Corp. (a)	40,000	17,546
SystemPro Co., Ltd.	50	27,077
T Hasegawa Co., Ltd.	9,100	122,590
T RAD Co., Ltd.	29,000	49,117
T-GAIA Corp.	52	71,131

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Tachi-S Co., Ltd.	12,100	$65,554
Tachibana Eletech Co., Ltd.	6,700	65,474
Tadano, Ltd.	47,000	249,009
Taihei Dengyo Kaisha, Ltd.	14,000	158,087
Taihei Kogyo Co., Ltd.	22,000	68,003
Taiheiyo Cement Corp.	567,000	1,092,718
Taiho Kogyo Co., Ltd.	11,900	56,293
Taikisha, Ltd.	10,900	156,843
Taisei Lamick Co., Ltd.	1,300	29,664
Taisei Rotec Corp.	38,000	52,840
Taiyo Yuden Co., Ltd.	54,000	305,230
Takamatsu Construction Group Co., Ltd.	6,000	98,639
Takano Co., Ltd.	6,600	33,262
Takaoka Electric Manufacturing Co., Ltd.	37,000	72,408
Takara Holdings, Inc.	83,000	491,665
Takara Printing Co., Ltd.	3,100	27,462
Takara Standard Co., Ltd.	51,000	328,196
Takasago International Corp.	29,000	202,660
Takasago Thermal Engineering Co., Ltd.	30,000	251,993
Takata Corp.	20,300	143,333
Takiron Co., Ltd.	19,000	64,128
Takuma Co., Ltd.	35,000	60,720
Tamura Corp.	32,000	54,627
Tatsuta Electric Wire and Cable Co., Ltd.	30,000	66,463
Tayca Corp.	4,000	9,597
TCM Corp.	37,000	55,474
Teac Corp. (a)	62,000	24,423
TECHNO ASSOCIE Co., Ltd.	300	2,626
Techno Ryowa, Ltd.	100	596
Tecmo, Ltd.	5,700	51,889
Teikoku Electric Manufacturing Co., Ltd.	3,700	48,297
Teikoku Piston Ring Co., Ltd.	7,900	32,742
Teikoku Sen-I Co., Ltd.	3,000	12,345
Teikoku Tsushin Kogyo Co., Ltd.	20,000	42,723
Tekken Corp.	59,000	65,052
Ten Allied Co., Ltd.	2,600	8,791
Tenma Corp.	10,500	159,266
Teraoka Seisakusho Co., Ltd.	100	514
The Aichi Bank, Ltd.	2,400	182,944
The Akita Bank, Ltd.	94,000	407,093
The Aomori Bank, Ltd.	54,000	243,688
The Bank of Okinawa, Ltd.	10,000	410,601
The Bank of Saga, Ltd.	54,000	200,664
The Chiba Kogyo Bank, Ltd. (a)	17,000	242,407
The Chukyo Bank, Ltd.	57,000	219,086
The Daiei, Inc. (a)	41,550	266,072
The Daisan Bank, Ltd.	56,000	196,226
The Daito Bank, Ltd.	46,000	33,129
The Ehime Bank, Ltd.	50,000	174,014
The Eighteenth Bank, Ltd.	60,000	225,270
The Fuji Fire & Marine Insurance Co., Ltd.	78,000	117,013
The Fukui Bank, Ltd.	83,000	308,387
The Fukushima Bank, Ltd.	68,000	38,813
The Higashi-Nippon Bank, Ltd.	62,000	215,899
The Hokuetsu Bank, Ltd.	66,000	149,712
The Japan General Estate Co., Ltd.	15,800	24,730
The Japan Wool Textile Co., Ltd.	30,000	207,210

Security Description	Shares	Value*

Japan—(Continued)
The Keihin Co., Ltd.	22,000	$27,800
The Kita-Nippon Bank, Ltd.	3,200	97,070
The Maruetsu, Inc. (a)	32,000	200,385
The Michinoku Bank, Ltd.	39,000	93,251
The Minato Bank, Ltd.	76,000	118,493
The Miyazaki Bank, Ltd.	49,000	186,494
The Musashino Bank, Ltd.	15,700	616,577
The Nagano Bank, Ltd.	12,000	32,284
The Nippon Road Co., Ltd.	42,000	76,850
The Nippon Synthetic Chemical Industry Co., Ltd.	31,000	86,921
The Nisshin Oillio Group, Ltd.	54,000	314,038
The Oita Bank, Ltd.	66,000	450,866
The Okinawa Electric Power Co., Inc.	8,000	596,046
The Pack Corp.	4,600	72,140
The Sankei Building Co., Ltd.	13,100	72,553
The Shibusawa Warehouse Co., Ltd.	17,000	98,405
The Shikoku Bank, Ltd.	82,000	444,383
The Shimizu Bank, Ltd.	3,200	150,687
The Sumitomo Warehouse Co., Ltd.	83,000	427,280
The Tochigi Bank, Ltd.	50,000	306,995
The Toho Bank, Ltd.	83,000	365,911
The Tohoku Bank, Ltd.	25,000	45,502
The Tokushima Bank, Ltd.	34,000	178,982
The Tokyo Tomin Bank, Ltd.	13,200	213,555
The Torigoe Co., Ltd.	6,600	56,371
The Tottori Bank, Ltd.	25,000	81,948
The Towa Bank, Ltd.	73,000	57,382
The Yachiyo Bank, Ltd.	73	234,665
The Yamanashi Chuo Bank, Ltd.	72,000	424,060
The Yasuda Warehouse Co., Ltd.	4,100	42,552
Tigers Polymer Corp.	2,200	8,472
TKC	4,800	99,603
Toa Corp.	95,000	136,635
Toa Oil Co., Ltd.	21,000	21,968
Toagosei Co., Ltd.	118,000	355,587
Tobishima Corp. (a)	182,000	32,329
Tobu Store Co., Ltd.	3,000	11,485
TOC Co., Ltd.	39,500	203,059
Tocalo Co., Ltd.	5,300	46,920
Toda Kogyo Corp.	20,000	49,115
Toenec Corp.	16,000	94,451
Tohcello Co., Ltd.	12,000	54,436
Toho Co., Ltd.	4,000	14,605
Toho Real Estate Co., Ltd.	5,400	37,628
Toho Titanium Co., Ltd.	13,100	144,109
Toho Zinc Co., Ltd.	69,000	167,985
Tokai Carbon Co., Ltd.	82,000	344,161
Tokai Corp.	11,000	57,687
Tokai Rika Co., Ltd.	32,000	280,608
Tokai Rubber Industries, Inc.	20,000	164,961
Tokai Tokyo Securities Co., Ltd.	101,000	279,104
Toko, Inc.	37,000	42,907
Tokushu Tokai Holdings Co., Ltd.	56,000	165,778
Tokyo Dome Corp.	76,000	284,873
Tokyo Electron Device, Ltd.	8	10,455
Tokyo Energy & Systems, Inc.	12,000	90,896
Tokyo Kaikan Co., Ltd.	3,000	10,038

*See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Tokyo Keiki, Inc.	30,000	$35,423
Tokyo Kikai Seisakusho, Ltd.	19,000	36,878
Tokyo Ohka Kogyo Co., Ltd.	25,500	358,531
Tokyo Rakutenchi Co., Ltd.	15,000	65,585
Tokyo Rope Manufacturing Co., Ltd.	69,000	199,673
Tokyo Sangyo Co., Ltd.	3,500	9,401
Tokyo Seimitsu Co.	13,200	110,664
Tokyo Style Co., Ltd.	39,000	282,836
Tokyo Tekko Co., Ltd.	23,000	54,747
Tokyo Theatres Co., Inc.	17,000	37,754
Tokyotokeiba Co., Ltd.	53,000	79,686
Tokyu Community Corp.	4,300	89,823
Tokyu Construction Co., Ltd.	31,280	87,951
Tokyu Livable, Inc.	5,100	24,769
Toli Corp.	7,000	13,917
Tomato Bank, Ltd.	24,000	62,881
Tomen Electronics Corp.	3,900	47,433
Tomoku Co., Ltd.	17,000	34,812
Tomy Co., Ltd.	19,300	126,612
TONAMI HOLDINGS Co., Ltd.	14,000	36,334
Topcon Corp.	15,800	69,106
Topre Corp.	16,700	122,854
Topy Industries, Ltd.	99,000	177,250
Torii Pharmaceutical Co., Ltd.	6,000	95,471
Torishima Pump Manufacturing Co., Ltd.	5,200	54,522
Toshiba Machine Co., Ltd.	53,000	157,231
Toshiba Plant Systems & Services Corp.	17,000	174,373
Toshiba TEC Corp.	71,000	213,881
Tosho Printing Co., Ltd.	12,000	29,841
Totetsu Kogyo Co., Ltd.	3,000	20,089
Toukei Computer Co., Ltd.	1,000	12,287
Towa Pharmaceutical Co., Ltd.	3,200	143,043
Towa Real Estate Development Co., Ltd.	48,000	32,038
Toyo Construction Co., Ltd. (a)	93,000	44,186
Toyo Corp.	7,900	106,086
Toyo Electric Manufacturing Co., Ltd.	12,000	34,385
Toyo Engineering Corp.	37,000	115,225
Toyo Ink Manufacturing Co., Ltd.	115,000	326,010
Toyo Kanetsu K K	59,000	117,202
Toyo Kohan Co., Ltd.	29,000	123,227
Toyo Securities Co., Ltd.	31,000	61,696
Toyo Tanso Co., Ltd.	5,000	192,637
Toyo Tire & Rubber Co., Ltd.	60,000	109,696
Toyo Wharf & Warehouse Co., Ltd.	18,000	28,216
Toyobo Co., Ltd.	304,000	462,729
Trans Cosmos, Inc.	9,800	70,451
Trinity Industrial Corp.	1,000	3,635
Trusco Nakayama Corp.	7,500	96,623
Tsubakimoto Chain Co	61,000	188,765
Tsugami Corp.	23,000	39,324
Tsukishima Kikai Co., Ltd.	11,000	75,342
Tsurumi Manufacturing Co., Ltd.	5,000	37,817
Tsutsumi Jewelry Co., Ltd.	4,900	104,252
TYK Corp.	6,000	14,662
U-Shin, Ltd.	12,700	40,106
Ube Material Industries, Ltd.	15,000	31,396
Uchida Yoko Co., Ltd.	28,000	99,523
Ulvac, Inc.	13,200	202,974

Security Description	Shares	Value*

Japan—(Continued)
Unicafe, Inc.	700	$8,919
Unicharm Petcare Corp.	5,900	218,866
Uniden Corp.	29,000	45,422
Unimat Life Corp.	7,600	67,736
Union Tool Co.	3,700	84,476
Unitika, Ltd.	132,000	98,188
Utoc Corp.	8,600	29,949
Valor Co., Ltd.	12,900	143,069
Vital-net, Inc.	16,200	128,322
Wakamoto Pharmaceutical Co., Ltd.	6,000	23,971
Warabeya Nichiyo Co., Ltd.	4,200	76,269
Watabe Wedding Corp.	2,600	40,397
WATAMI Co., Ltd.	9,100	234,643
Weathernews, Inc.	2,700	44,077
Wood One Co., Ltd.	20,000	72,420
Xebio Co., Ltd.	10,500	203,425
Yahagi Construction Co., Ltd.	16,000	92,834
Yaizu Suisankagaku Industry Co., Ltd.	3,000	34,727
YAMABIKO Corp.	3,690	36,025
Yamatane Corp.	38,000	45,437
Yamato Corp.	12,000	39,320
Yamazen Corp.	20,200	76,731
Yaoko Co., Ltd.	3,200	108,991
Yaskawa Electric Corp.	100,000	402,381
Yellow Hat, Ltd.	7,000	24,842
Yodogawa Steel Works, Ltd.	81,000	337,497
Yokogawa Bridge Holdings Corp.	16,000	144,334
Yokohama Reito Co., Ltd.	15,000	104,534
Yokowo Co., Ltd.	7,700	38,070
Yomeishu Seizo Co., Ltd.	2,000	18,868
Yomiuri Land Co., Ltd.	13,000	40,440
Yondenko Corp.	3,000	17,653
Yonekyu Corp.	7,500	88,752
Yonex Co., Ltd.	5,900	39,403
Yorozu Corp.	8,600	70,238
Yoshimoto Kogyo Co., Ltd.	10,100	134,642
Yoshinoya Holdings Co., Ltd.	170	203,321
Yuasa Trading Co., Ltd.	74,000	69,785
Yuken Kogyo Co., Ltd.	16,000	31,778
Yuki Gosei Kogyo Co., Ltd.	6,000	32,137
Yukiguni Maitake Co., Ltd.	6,900	26,225
Yurtec Corp.	13,000	80,184
Yushin Precision Equipment Co., Ltd.	3,100	28,246
Yushiro Chemical Industry Co., Ltd.	2,400	32,001
Zenrin Co., Ltd.	6,600	80,739
Zensho Co., Ltd.	20,200	118,756
Zeon Corp.	103,000	352,824
ZERIA Pharmaceutical Co., Ltd.	8,000	91,721
Zuken, Inc.	7,800	51,392

		115,170,850

Jersey—0.1%
Charter International, Plc.	6,357	30,110
Henderson Group, Plc.	436,102	369,757
Regus, Plc.	17,407	12,935

		412,802

*See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Liechtenstein—0.1%
Verwalt & Privat-Bank AG	2,595	$344,123

Luxembourg—0.1%
Colt Telecom Group S.A. (GBP) (a)	208,005	201,348

Netherlands—2.8%
Accell Group	3,834	96,180
Arcadis NV	21,457	282,876
ASM International NV	23,464	202,186
Beter BED Holding NV	7,862	93,590
Brunel International	5,017	59,689
Crucell NV (a)	37,985	573,080
Draka Holding	8,139	74,560
Exact Holding NV	6,600	121,292
Fugro NV	39,425	1,131,868
Gemalto NV (a)	46,766	1,172,571
Grontmij	6,770	165,564
ICT Automatisering NV	3,033	19,917
Imtech NV	25,946	439,029
Innoconcepts	12,600	58,201
KAS Bank NV	6,827	94,141
Kendrion NV	2,301	23,115
Koninklijke BAM Groep NV	58,419	525,306
Koninklijke Boskalis Westminster NV	11,364	263,966
Koninklijke Vopak NV	17,404	660,366
Macintosh Retail Group NV	1,117	10,133
Nederland Apparatenfabriek	697	17,270
Nutreco Holdings NV	16,060	527,652
OPG Groep NV	25,264	328,142
Pharming Group NV (a)	42,017	37,780
Punch Graphix NV	10,815	27,089
SBM Offshore NV	88,128	1,154,842
Sligro Food Group NV	9,470	196,586
SNS Reaal	4,862	26,754
Super De Boer (a)	32,671	124,553
Telegraaf Media Groep NV	4,939	85,778
Ten Cate NV	13,180	297,787
TKH Group NV	13,266	148,616
Unit 4 Agresso NV	11,050	122,103
USG People NV	37,686	489,962
Van der Moolen Holding NV	23,998	72,718
Wavin NV	9,752	31,866

		9,757,128

New Zealand—0.5%
Air New Zealand, Ltd.	99,124	55,762
Ebos Group, Ltd.	8,254	21,116
Fisher & Paykel Healthcare Corp., Ltd.	268,005	496,468
Freightways, Ltd.	54,891	102,943
Infratil, Ltd.	252,780	241,380
Mainfreight, Ltd.	39,750	112,278
Michael Hill International, Ltd.	13,427	4,019
New Zealand Oil & Gas, Ltd. (a)	109,940	82,025
Nuplex Industries, Ltd.	36,734	64,576
NZX, Ltd.	6,833	21,725
PGG Wrightson, Ltd.	56,067	42,373

Security Description	Shares	Value*

New Zealand—(Continued)
Port of Tauranga, Ltd.	17,641	$67,319
Rubicon, Ltd. (a)	1,637	576
Ryman Healthcare, Ltd.	146,713	118,909
Sanford, Ltd.	314	985
Sky City Entertainment, Ltd.	159,048	291,298
The New Zealand Refining Co., Ltd.	14,759	50,565
The Warehouse Group, Ltd.	42,287	87,231
Tower, Ltd. (a)	26,984	24,391

		1,885,939

Norway—0.7%
Aktiv Kapital ASA	4,667	24,670
Austevoll Seafood ASA	11,630	18,479
Blom AS (a)	19,000	38,802
Camillo Eitzen & Co. ASA	4,200	7,961
Cermaq ASA	33,976	130,395
Copeinca ASA (a)	12,800	15,676
DNO International ASA	462,000	305,573
DOF ASA	18,020	89,180
Eitzen Chemical ASA (a)	24,583	30,624
Ekornes ASA	3,531	34,157
Ementor ASA (a)	33,800	81,130
Farstad Shipping ASA	2,200	21,581
Ganger Rolf ASA	10,700	216,558
Marine Harvest (a)	1,984,000	302,826
Norske Skogindustrier ASA	126,500	250,271
Norwegian Air Shuttle AS (a)	8,200	43,684
ODIM ASA (a)	12,900	54,839
Petrolia Drilling ASA (a)	330,000	26,305
Scana Industrier	51,000	60,806
Sevan Marine ASA (a)	119,800	132,133
Solstad Offshore ASA	4,500	38,271
SpareBank 1 SMN	23,716	104,034
TGS Nopec Geophysical Co. ASA (a)	66,000	335,791
Veidekke ASA	69,000	223,688

		2,587,434

Portugal—0.6%
Altri SGPS S.A.	32,303	94,910
Banco BPI S.A.	193,341	476,365
Finibanco Holding SGPS S.A.	10,622	34,730
Inapa-Invest Particip Gesta	63,187	30,003
Mota Engil SGPS S.A.	39,660	130,595
Novabase SGPS S.A. (a)	7,827	50,006
Portucel Empresa Produtora de Pasta e Papel S.A.	171,112	369,919
S.A.G GEST-Solucoes Automovel Globais SGPS S.A.	14,436	19,121
Semapa-Sociedade de Investimento e Gestao	32,944	294,189
Sonae Industria SGPS S.A. (a)	43,507	93,094
Sonae SGPS S.A.	621,500	381,096
Sonaecom SGPS S.A. (a)	42,420	59,582
Teixeira Duarte-Engenharia Construcoes S.A.	101,510	84,570

		2,118,180

*See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Singapore—1.0%
Allgreen Properties, Ltd.	540,000	$162,327
Bukit Sembawang Estates, Ltd.	23,000	64,489
Cerebos Pacific, Ltd.	16,000	33,922
Chartered Semiconductor Manufacturing, Ltd. (a)	759,000	95,615
Chuan Hup Holdings, Ltd.	125,000	16,637
Creative Technology, Ltd.	28,450	85,230
CSE Global, Ltd.	194,000	50,706
Ezra Holdings, Ltd.	214,000	101,903
Food Empire Holdings, Ltd.	43,000	10,169
Gallant Venture, Ltd. (a)	507,000	42,539
Goodpack, Ltd.	145,000	83,894
Guocoland, Ltd.	37,000	29,379
Hi-P International, Ltd.	332,000	69,588
Ho Bee Investment, Ltd.	186,000	49,370
Hong Leong Asia, Ltd.	6,000	2,594
Hotel Plaza, Ltd.	84,000	67,231
Hotel Properties, Ltd.	115,000	89,638
Hyflux, Ltd.	160,000	200,448
Jaya Holdings, Ltd.	154,000	30,597
K1 Ventures, Ltd. (a)	483,000	47,111
Keppel Land, Ltd.	304,000	361,916
Keppel Telecommunications & Transportation, Ltd.	124,000	68,507
Kim Eng Holdings, Ltd.	203,000	153,364
KS Energy Services, Ltd.	94,000	65,434
Metro Holdings, Ltd.	195,000	49,454
Midas Holdings, Ltd.	187,000	63,465
MobileOne, Ltd.	142,000	146,179
Orchard Parade Holdings, Ltd.	35,000	14,355
Petra Foods, Ltd.	75,000	19,815
Raffles Education Corp., Ltd.	644,000	254,400
SC Global Developments, Ltd.	125,000	47,341
Singapore Food Industries, Ltd.	82,000	50,712
Singapore Petroleum Co., Ltd.	196,000	312,918
Stamford Land Corp., Ltd.	86,000	15,600
Straits Asia Resources, Ltd.	242,000	132,456
Tat Hong Holdings, Ltd.	176,000	83,518
United Engineers, Ltd.	82,000	67,087
UOB-Kay Hian Holdings, Ltd.	99,000	65,771
Wheelock Properties S, Ltd.	226,000	163,935
Wing Tai Holdings, Ltd.	300,000	173,645

		3,643,259

Spain—2.5%
Abengoa S.A.	12,588	210,389
Antena 3 de Television S.A.	36,795	222,434
Azkoyen S.A. (a)	1,608	5,409
Banco Guipuzcoano S.A.	31,479	246,675
Banco Pastor S.A.	71,822	502,763
Baron de Ley (a)	1,446	72,386
Bolsas y Mercados Espanoles	43,161	1,130,112
Campofrio Alimentacion S.A.	13,637	142,673
Cementos Portland Valderrivas S.A.	5,084	175,681
Construcciones y Auxiliar de Ferrocarriles S.A.	806	282,779
Corp. Dermoestetica (a)	11,030	53,960
Duro Felguera S.A.	27,918	146,075
Ebro Puleva S.A.	57,671	791,034

Security Description	Shares	Value*

Spain—(Continued)
Elecnor S.A.	1,881	$18,669
Ercros S.A. (a)	676,302	151,749
Faes Farma S.A.	42,632	178,952
General de Alquiler de Maquinaria (a)	2,424	18,755
Gestevision Telecino S.A.	69,072	735,912
Grupo Catalana Occidente S.A.	33,959	691,482
Grupo Empresarial Ence S.A.	66,126	233,114
La Seda de Barcelona S.A.	328,744	158,253
Laboratorios Almirall S.A. (a)	35,719	278,309
Miquel y Costas & Miquel S.A.	3,963	63,931
Natra S.A.	5,022	28,323
Natraceutical S.A. (a)	73,246	51,261
NH Hoteles S.A.	36,213	186,755
Obrascon Huarte Lain S.A.	1,877	26,454
Papeles y Cartones de Europa S.A.	15,251	63,126
Pescanova S.A.	2,724	102,990
Prosegur Cia de Seguridad S.A.	7,813	258,904
Realia Business S.A.	72,411	157,005
Sociedad Nacional de Industrias Apicaciones Celulosa Espanola S.A. (a)	34,412	39,710
Sol Melia S.A.	32,301	193,882
SOS Cuetara S.A.	21,112	334,994
Telecomunicaciones y Energia (a)	8,642	42,242
Tubacex S.A.	6,426	21,304
Tubos Reunidos S.A.	6,961	20,368
Unipapel S.A.	558	7,096
Vidrala S.A.	7,759	167,884
Viscofan S.A.	13,278	260,849
Zeltia S.A.	47,346	223,268

		8,697,911

Sweden—1.2%
AarhusKarlshamn AB	12,245	166,222
Acando AB	35,170	46,489
Active Biotech AB (a)	14,901	58,833
AddTech AB	2,452	24,973
AF AB	8,600	131,250
Axfood AB	13,316	284,450
Axis Communications AB	24,950	185,118
B&B Tools AB	6,454	41,115
Beijer AB G&L	2,929	40,638
Beijer Alma AB	9,174	63,859
Billerud AB	26,100	70,807
BioGaia AB (a)	5,910	25,016
Biovitrum AB (a)	13,716	75,771
Cardo AB	7,973	116,433
Clas Ohlson AB	12,321	89,294
Elekta AB	53,800	532,706
Haldex AB	2,586	8,815
Hemtex AB	13,800	25,505
HIQ International AB	18,611	50,355
Hoganas AB	11,748	104,631
Industrial & Financial Systems	6,695	28,060
Indutrade AB	4,282	36,426
Intrum Justitia AB	36,100	363,361
JM AB	1,392	7,569

*See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Sweden—(Continued)
KappAhl Holding AB	25,400	$75,438
Lindab International AB	25,745	160,741
Lundin Petroleum AB (a)	11,400	60,645
Medivir AB (a)	4,728	28,259
Mekonomen AB	6,461	57,544
Munters AB	22,041	107,918
NCC AB	37,386	239,281
Nibe Industrier AB	33,200	187,871
Nolato AB	7,298	29,810
Peab AB	47,521	132,581
Proffice AB (a)	32,500	33,137
Q-Med AB	29,800	92,697
Rederi AB Transatlantic	2,512	10,213
Rezidor Hotel Group AB	48,455	117,174
SAS AB (a)	56,000	272,661
SkiStar AB	8,016	65,610
Studsvik AB	3,095	21,776
Sweco AB	15,485	69,128
Trelleborg AB	3,158	19,681

		4,359,861

Switzerland—6.0%
Acino Holding AG	1,088	236,130
Advanced Digital Broadcast Holdings S.A. (a)	1,435	39,250
Affichage Holding Genf	134	17,755
Allreal Holding AG	3,914	393,790
Aryzta AG	35,592	1,155,486
Ascom Holding AG	5,888	45,873
Bachem Holding AG	1,216	92,057
Baloise Holdings AG	39,640	2,979,397
Bank Coop AG	1,165	81,544
Bank Sarasin & Cie AG	23,960	715,770
Banque Cantonale de Geneve	98	20,333
Banque Cantonale Vaudoise	2,515	754,778
Banque Privee Edmond de Rothschild S.A.	3	74,952
Barry Callebaut AG	781	510,055
Basilea Pharmaceutica (a)	3,755	529,831
Bell Holding AG	30	36,958
Bellevue Group AG	2,312	82,850
Berner Kantonalbank AG	1,449	305,238
Bobst group AG	4,586	138,005
Bossard Holding AG	312	13,455
Card Guard AG (a)	4,907	39,432
Centralschweizerische Kraftwerke AG	104	38,192
Clariant AG	193,371	1,322,887
Conzzeta AG	29	42,138
Cytos Biotechnology AG (a)	2,344	55,718
Daetwyler Holding AG	1,786	72,770
Edipresse S.A.	41	8,331
EFG International AG	21,443	383,989
Elektrizitaets-Gesellschaft Laufenburg AG	98	87,366
Emmi AG	306	28,627
EMS-Chemie Holding AG	6,620	555,060
Energiedienst Holding AG	2,147	105,293
Forbo Holding AG	1,357	250,219
Galenica AG	2,555	828,550

Security Description	Shares	Value*

Switzerland—(Continued)
Georg Fischer AG (a)	3,447	$791,805
Gurit Holding AG	296	125,945
Helvetia Holding AG	2,670	580,030
Industrieholding Cham AG	202	42,723
Komax Holding AG	688	35,229
Kudelski S.A.	24,724	263,988
Kuoni Reisen Holding AG	1,794	609,025
LEM Holding S.A.	133	16,529
Logitech International S.A. (a)	110,236	1,720,957
Luzerner Kantonalbank AG	639	148,913
Metall Zug AG	19	36,802
Mikron Holding AG (a)	474	2,593
Mobilezone Holding AG	2,961	18,764
Mobimo Holding AG (a)	1,420	189,320
Nobel Biocare Holding AG	50,446	1,033,344
OC Oerlikon Corp. AG (a)	5,941	394,661
Partners Group Holding AG	7,688	546,592
Phoenix Mecano AG	179	53,310
Precious Woods Holding AG (a)	752	25,689
Quadrant AG (a)	2,085	117,904
Romande Energie Holding S.A.	69	129,130
Schaffner Holding AG	238	32,585
Schulthess Group	4,176	165,526
Schweizerische National-Versicherungs-Gesellschaft	213	122,502
Siegfried Holding AG	826	70,567
St. Galler Kantonalbank	839	304,009
Straumann Holding AG	572	100,752
Swisslog Holding AG (a)	159,223	66,953
Swissquote Group Holding S.A.	7,380	259,089
Tamedia AG	242	11,386
Tecan Group AG	3,856	142,582
Temenos Group AG (a)	30,376	405,413
Vaudoise Assurances Holding S.A.	57	8,243
Vontobel Holding AG	19,853	417,113
VZ Holding AG	171	6,467
Walliser Kantonalbank	96	42,022
Ypsomed Holding AG (a)	273	20,585
Zehnder Group AG	73	59,248
Zuger Kantonalbank AG	1	3,482

		21,163,856

United Kingdom—14.3%
Aberdeen Asset Management, Plc.	482,394	839,084
Aggreko, Plc.	169,004	1,088,792
Air Partner, Plc.	992	6,514
Alterian, Plc. (a)	16,484	13,756
Anite, Plc.	99,772	38,923
Antisoma, Plc. (a)	417,909	141,537
Arena Leisure, Plc.	56,506	20,108
Ark Therapeutics Group, Plc. (a)	62,448	35,290
Ashmore Group, Plc.	158,978	306,377
Atkins WS, Plc.	76,087	739,160
Aveva Group, Plc.	36,046	296,716
Axis-Shield, Plc. (a)	9,780	42,976
Babcock International Group	150,101	1,032,547
Barr (A.G.), Plc.	219	4,083

*See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Beazley Group, Plc.	262,392	$514,093
Bioquell, Plc. (a)	5,000	7,696
Bloomsbury Publishing, Plc.	32,198	74,039
BlueBay Asset Management, Plc. (a)	30,165	30,577
BPP Holdings, Plc.	3,858	18,188
Braemar Shipping Services, Plc.	1,225	4,309
Brammer, Plc.	16,875	25,331
Brewin Dolphin Holdings, Plc.	32,352	48,647
Brit Insurance Holdings, Plc.	236,057	750,503
Britvic, Plc.	107,339	409,563
BTG, Plc. (a)	68,329	138,010
Burberry Group, Plc.	312,968	1,003,754
Business Post Group, Plc.	1,868	6,092
Care UK, Plc.	4,120	16,461
Carillion, Plc.	238,276	854,531
Carpetright, Plc.	22,006	111,203
Carphone Warehouse Group, Plc.	26,801	36,101
Centaur Media, Plc.	92,526	47,876
Charles Stanley Group, Plc.	548	1,407
Charles Taylor Consulting, Plc.	428	1,562
Chemring Group, Plc.	19,679	554,083
Chesnara, Plc.	14,733	28,207
Chloride Group	145,380	302,810
Close Brothers Group, Plc.	98,159	752,819
Computacenter, Plc.	42,354	55,055
Connaught, Plc.	68,406	343,824
Consort Medical, Plc.	18,608	106,785
Corin Group, Plc.	16,154	11,747
Costain Group, Plc. (a)	63,612	18,147
Cranswick, Plc.	1,476	12,417
Croda International	78,047	586,149
CSR, Plc. (a)	92,553	226,641
Daily Mail & General Trust	205,019	800,048
Dairy Crest Group, Plc.	95,400	293,262
Dana Petroleum, Plc. (a)	39,556	567,719
Debenhams, Plc.	598,241	212,277
Dechra Pharmaceuticals, Plc.	9,506	50,356
Devro, Plc.	25,818	29,573
Dignity, Plc.	34,648	300,003
Dimension Data Holdings, Plc.	1,102,265	610,411
Diploma, Plc.	25,948	46,746
Domino Printing Sciences	70,471	206,361
Dunelm Group, Plc.	8,929	16,079
E2V Technologies, Plc.	5,594	16,915
Electrocomponents, Plc.	283,259	579,105
Emerald Energy, Plc.	16,500	81,008
Euromoney Institutional Investor, Plc.	15,106	48,002
Evolution Group, Plc.	143,415	178,131
Fidessa Group, Plc.	14,827	105,418
Filtrona, Plc.	129,023	255,077
Forth Ports, Plc.	22,910	303,484
Galiform, Plc.	345,962	76,324
Genus, Plc.	36,981	354,519
GKN, Plc.	592,697	839,182
Go-Ahead Group, Plc.	21,570	323,625
Goldshield Group, Plc.	2,518	8,696
Greggs, Plc.	5,168	250,325

Security Description	Shares	Value*

United Kingdom—(Continued)
Halma, Plc.	198,998	$583,164
Hampson Industries, Plc.	16,692	24,724
Hardy Oil & Gas, Plc.	562	1,398
Hardy Underwriting Bermuda, Ltd.	4,477	17,017
Hargreaves Lansdown, Plc.	121,563	283,887
Hays, Plc.	900,038	907,364
Headlam Group, Plc.	56,842	172,738
Heritage Oil, Ltd.	50,948	151,129
Hikma Pharmaceuticals, Plc.	82,141	415,174
HMV Group, Plc.	209,159	326,487
Hogg Robinson Group, Plc.	20,946	1,500
Homeserve, Plc.	34,128	483,069
Hornby, Plc.	1,884	2,749
Hunting, Plc.	38,110	230,529
Hyder Consulting, Plc.	15,837	28,573
IG Group Holdings, Plc.	216,305	800,403
Imagination Technologies Group, Plc. (a)	17,117	15,420
IMI, Plc.	128,598	505,324
Intermediate Capital Group, Plc.	72,434	675,947
International Personal Finance, Plc.	167,310	335,907
Interserve, Plc.	78,421	257,329
Intertek Group, Plc.	103,219	1,169,184
IP Group, Plc. (a)	67,003	52,066
ITE Group, Plc.	11,205	9,812
ITV, Plc.	2,777,361	1,592,409
Jardine Lloyd Thompson Group, Plc.	95,216	601,423
JKX Oil & Gas, Plc.	4,866	13,016
John Menzies, Plc.	6,010	9,300
Kcom Group, Plc.	394,746	76,823
Kofax, Plc.	6,198	12,415
Ladbrokes, Plc.	336,398	899,672
Latchways, Plc.	918	5,288
Logica, Plc.	1,142,370	1,140,918
Mcbride, Plc.	112,043	196,961
Meggitt, Plc.	558,568	1,295,726
Michael Page International, Plc.	93,722	291,695
Micro Focus International, Plc.	69,300	282,304
Misys, Plc.	241,100	346,380
Mitie Group	176,827	525,128
Mondi, Plc.	308,541	909,293
Morgan Crucible Co.	169,517	273,320
Mothercare, Plc.	53,760	258,146
Mouchel Group, Plc.	32,678	161,348
National Express Group, Plc.	95,515	681,383
NCC Group, Plc.	6,751	29,647
Northern Foods, Plc.	336,015	275,351
Novae Group, Plc.	9,363	42,203
Optos, Plc. (a)	15,883	16,601
Oxford Instruments, Plc.	10,252	21,945
PayPoint, Plc.	16,746	121,324
Persimmon, Plc.	10,825	36,891
Phoenix IT Group, Ltd.	17,631	43,776
Premier Farnell, Plc.	194,041	389,518
Premier Oil, Plc.	29,575	421,419
Prostrakan Group, Plc. (a)	21,679	27,581
Provident Financial, Plc.	84,106	1,045,831
Psion, Plc.	46,835	34,300

*See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
PV Crystalox Solar, Plc. (a)	147,211	$212,610
PZ Cussons, Plc.	133,219	312,070
QinetiQ, Plc.	197,897	454,220
Rank Group, Plc.	256,906	251,404
Rathbone Brothers	24,973	300,937
REA Holdings, Plc.	1,120	3,282
Renishaw, Plc.	21,312	151,884
Renovo Group, Plc.	13,825	3,992
Rensburg Sheppards, Plc.	6,176	36,078
Rentokil Initial, Plc.	83,666	53,541
Restaurant Group, Plc.	107,334	164,580
Rightmove, Plc.	51,550	131,054
RM, Plc.	49,467	120,917
Robert Walters, Plc.	8,764	12,874
Robert Wiseman Dairies, Plc.	5,551	23,797
ROK, Plc.	91,430	26,700
Rotork, Plc.	45,982	525,491
Savills, Plc.	4,451	14,366
SDL, Plc. (a)	17,220	56,818
Shanks Group, Plc.	33,696	53,337
Smiths News, Plc.	30,398	31,070
Soco International, Plc. (a)	30,876	489,336
Spectris, Plc.	75,025	580,774
Spirax-Sarco Engineering, Plc.	42,679	559,232
Spirent Communications, Plc.	237,554	124,268
SSL International, Plc.	124,284	888,671
St. James’s Place, Plc.	86,208	222,171
Sthree, Plc.	36,383	76,089
T&F Informa, Plc.	226,162	802,439
T. Clarke, Plc.	1,419	2,283
Ted Baker, Plc.	2,338	11,195
Telecom Plus, Plc.	6,811	30,006
Thorntons, Plc.	42,472	61,168
Tomkins, Plc.	739,996	1,325,863
Topps Tiles, Plc.	106,295	31,838
Tribal Group, Plc.	14,405	16,060
TT electronics, Plc.	52,537	26,497
Tullett Prebon, Plc.	112,046	220,779
United Business Media, Ltd.	152,069	1,119,523
UTV Media, Plc.	54,341	86,142
Venture Production, Plc.	37,037	227,957
Victrex, Plc.	43,917	304,728
Vislink, Plc.	79,800	18,366
VT Group, Plc.	71,633	576,987
WH Smith, Plc.	85,603	443,296
William Hill, Plc.	189,786	590,291
Wincanton, Plc.	67,693	174,875
Wolfson Microelectronics, Plc. (a)	84,440	98,084
Xaar, Plc.	12,846	8,637
Xchanging, Plc.	127,657	433,949
Yule Catto & Co., Plc.	46,758	37,143

		50,317,034

Total Common Stock (Identified Cost $337,193,447)		347,541,753

Units—0.4%
Security Description	Shares	Value*

Australia—0.1%
ConnectEast Group	1,029,727	$397,563

Ireland—0.1%
Grafton Group, Plc.	49,143	158,128
Irish Continental Group, Plc.	2,602	65,177

		223,305

United Kingdom—0.2%
Berkeley Group Holdings, Plc.	66,819	844,905

Total Units (Identified Cost $1,501,299)		1,465,773

Investment Companies—0.1%

Australia—0.1%
Australian Infrastructure Fund	260,935	347,678

Total Investment Companies (Identified Cost $289,606)		347,678

Rights—0.0%

Australia—0.0%
Envestra, Ltd.	119,519	5,416

Bermuda—0.0%
Victory City International Holdings, Ltd. (HKD)	25,000	229

France—0.0%
Infogrames Entertainment S.A. (b) (c)	8,773	0

Total Rights (Identified Cost $0)		5,645

Short Term Investments—0.7%
Security Description	Face Amount	Value*

United States—0.7%
State Street Repurchase Agreement dated 12/31/08 at 0.010% to be repurchased at $2,303,001 on 01/02/09, collateralized by $2,350,000 U.S. Treasury Bill due 02/12/09 with a value of $2,350,000.	$2,303,000	2,303,000

Total Short Term Investments (Identified Cost $2,303,000)		2,303,000

Total Investments—100.0% (Identified Cost $341,287,352) (d)		351,663,849
Other assets less liabilities		29,542

Total Net Assets—100%		$351,693,391

*See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Schedule of Investments as of December 31, 2008

(a)	Non-Income Producing.
(b)	Zero Valued Security.
(c)	Security was valued in good faith under procedures established by the Board of Directors.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $341,456,706 and the composition of unrealized appreciation and depreciation of investment securities was $35,547,359 and $(25,340,216), respectively.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(NOK)—	Norwegian Krone

Ten Largest Industries as of December 31, 2008 (Unaudited)	Percentage of Total Net Assets
Diversified Financial Services	5.5%
Machinery	5.1%
Chemicals	5.1%
Metals & Mining	4.7%
Commercial Banks	4.5%
Construction & Engineering	4.3%
Food Products	3.9%
Commercial & Professional Services	3.9%
Media	3.8%
Insurance	3.6%

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$0	$0
Level 2 - Other Significant Observable Inputs	351,663,849	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$351,663,849	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a)		$351,663,849
Cash		358
Foreign cash at value (b)		344,562
Receivable for:
Fund shares sold		169,814
Accrued interest and dividends		539,131
Foreign taxes		10,326
Due from investment adviser		60,648

Total Assets		352,788,688
Liabilities
Payable for:
Securities purchased	$742,213
Fund shares redeemed	3,357
Withholding taxes	27,490
Accrued expenses:
Management fees	217,431
Service and distribution fees	18
Other expenses	104,788

Total Liabilities		1,095,297

Net Assets		$351,693,391

Net assets consists of:
Capital paid in		$346,004,942
Net operating loss		(2,318,772)
Accumulated net realized losses		(2,367,967)
Unrealized appreciation on investments and foreign currency		10,375,188

Net Assets		$351,693,391

Computation of offering price:
Class A
Net asset value and redemption price per share ($351,472,422 divided by 34,594,961 shares outstanding)		$10.16

Class B
Net asset value and redemption price per share ($220,969 divided by 21,755 shares outstanding)		$10.16

(a) Identified cost of investments		$341,287,352

(b) Identified cost of foreign cash		$350,922

Statement of Operations

For the Period October 31, 2008(a) to December 31, 2008

Investment Income
Dividends		$785,302	(b)
Interest		3,627

		788,929
Expenses
Management fees	$444,071
Service and distribution fees—Class B	20
Directors’ fees and expenses	7,154
Custodian	168,524
Audit and tax services	35,800
Legal	26,984
Miscellaneous	4,488

Total expenses	687,041
Expense reimbursements	(60,648)	626,393

Net Investment Income		162,536

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	118,387
Futures contracts—net	(2,486,354)
Foreign currency transactions—net	(2,481,308)	(4,849,275)

Change in unrealized appreciation (depreciation) on:
Investments—net	10,376,497
Foreign currency transactions—net	(1,309)	10,375,188

Net gain		5,525,913

Net Increase in Net Assets From Operations		$5,688,449

(a)	Commencement of operations.
(b)	Net of foreign taxes of $44,754.

See accompanying notes to financial statements.

MSF-27

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

Period ended December 31, 2008(a)
From Operations
Net investment income	$162,536
Net realized loss	(4,849,275)
Change in unrealized appreciation	10,375,188

Increase in net assets from operations	5,688,449

Increase in net assets from capital share transactions	346,004,942

Net increase in net assets	351,693,391

Net Assets
End of the period	$351,693,391

Net Operating Loss
End of the period	$(2,318,772)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Period ended December 31, 2008(a)
	Shares	$
Class A
Sales	34,757,465	$347,308,256
Redemptions	(162,504)	(1,511,630)

Net increase	34,594,961	$345,796,626

Class B
Sales	22,742	$217,336
Redemptions	(987)	(9,020)

Net increase	21,755	$208,316

Increase derived from capital share transactions		$346,004,942

(a)	Commencement of operations was October 31, 2008.

See accompanying notes to financial statements.

MSF-28

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Financial Highlights

	Class A
	Period ended December 31, 2008(a)
Net Asset Value, Beginning of Period	$10.00

Income From Investment Operations
Net investment income	0.00	(b) (f)
Net realized and unrealized gain on investments	0.16

Total from investment operations	0.16

Net Asset Value, End of Period	$10.16

Total Return (%)	1.6	(c)
Ratio of operating expenses to average net assets (%)	1.15	(d)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	1.26	(d)
Ratio of net investment income to average net assets (%)	0.30	(d)
Portfolio turnover rate (%)	4	(d)
Net assets, end of period (000)	$351,472

	Class B
	Period ended December 31, 2008(a)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations
Net investment income	0.00	(b) (f)
Net realized and unrealized gain on investments	0.16

Total from investment operations	0.16

Net Asset Value, End of Period	$10.16

Total Return (%)	1.6	(c)
Ratio of operating expenses to average net assets (%)	1.40	(d)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	1.51	(d)
Ratio of net investment income to average net assets (%)	0.52	(d)
Portfolio turnover rate (%)	4	(d)
Net assets, end of period (000)	$221

(a)	Commencement of operations was October 31, 2008.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	See Note 4 of the Notes to Financial Statements.
(f)	Net investment income for the period was less than $0.01.

See accompanying notes to financial statements.

MSF-29

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Met/Dimensional International Small Company Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A and Class B. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-30

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign

MSF-31

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

MSF-32

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had no capital loss carryforwards.

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$—	$—	$10,212,066	$—	$10,212,066

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$(2,155,650)	$(2,367,967)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the period ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$340,599,559	$0	$1,791,919

MSF-33

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the period ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$444,071	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Dimensional Fund Advisors, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Portfolio for the period ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Portfolio, MetLife Advisers has agreed, from October 31, 2008 to April 30, 2009, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Portfolio’s then current fiscal year). For the Portfolio, this subsidy, is subject to the obligation of each class of the Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Portfolio’s net average daily net assets) in effect from October 31, 2008 to April 30, 2009 are 1.15% and 1.40% for Class A and B, respectively.

As of December 31, 2008, the amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $60,648.

5.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of

MSF-34

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-35

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Met/Dimensional International Small Company Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations, statement of changes in net assets and financial highlights for the period from October 31, 2008 (commencement of operations) through December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Met/Dimensional International Small Company Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the period from October 31, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2009

MSF-36

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-37

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-38

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-39

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-40

Metropolitan Series Fund, Inc.

Met/Dimensional International Small Company Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

Certain Matters Relating to Met/Dimensional International Small Cap Portfolio (the “Dimensional Portfolio”). At the August 13-14, 2008 Board meeting, the Board established the Dimensional Portfolio. The Board also approved the Dimensional Portfolio’s advisory agreement between the Fund, on behalf of the Dimensional Portfolio, and MetLife Advisers (the “Dimensional Advisory Agreement”) and the subadvisory agreement between MetLife Advisers and Dimensional Fund Advisers, L.P. (“Dimensional”) (the “Dimensional Subadvisory Agreement,” and, together with the Dimensional Advisory Agreement, the “Dimensional Agreements”).

The Board met with representatives from Dimensional and received information regarding Dimensional’s future plans for the management of the Dimensional Portfolio. In making the determination to approve the Dimensional Agreements, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to both the Dimensional Advisory Agreement and Dimensional Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Dimensional as portfolio manager.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Dimensional Agreements, effective October 30, 2008 through October 29, 2010.

MSF-41

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-42

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. MetLife Aggressive Allocation Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the MetLife Aggressive Allocation Portfolio returned -40.3% compared to the -37.3% return of the Wilshire 5000 Stock Index 1. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Aggressive Allocation Portfolio currently consists of an 75% allocation to the Wilshire 5000 Stock Index and a 25% allocation to the Morgan Stanley Capital International EAFE Index2. During the twelve-month period ended December 31, 2008, the blended benchmark returned -38.8%.

ECONOMIC AND MARKET REVIEW

The first half of 2008 was highlighted by growing concerns about the economy due to the emerging credit crisis, rising unemployment, falling consumer confidence, a struggling housing sector, and skyrocketing food and energy prices. The forced sale of Bear Stearns in March to JP Morgan at first appeared to be an isolated event, but would prove to be a harbinger of things to come. The Federal Reserve was aggressive early in the year to revive the economy when they cut their target rate several times to bring it down from 4.25% to 2.00% by early May. They held rates steady in subsequent meetings through the summer as they tried to balance the danger of the economy falling into a recession against their desire to control growing inflation pressures.

However, the evidence of a weakening economy (especially falling real estate prices and the impact of the sub-prime mortgage crisis) gained momentum during the summer, climaxing in the extraordinary events of September and October that saw the government’s provision of credit assistance to Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, and the failure of Washington Mutual. The U.S. government and governments around the world took massive fiscal and monetary actions to stabilize the capital markets, restore liquidity to the clogged credit pipeline, and to stimulate the economy. These efforts continue as we move into 2009. Although we now know that the recession began a year ago in December 2007, the recession intensified during the last months of 2008: unemployment rose sharply as companies made massive layoffs, housing prices and sales continued to fall, retail sales fell, and, in a bit of good news / bad news, oil prices fell nearly $100 per barrel in response in expectation of lower global demand. The incoming administration of Barack Obama faces what most pundits call the largest economic crisis since the Great Depression.

U.S. common stocks suffered their worst calendar year decline in over seventy years during 2008 as measured by the -37.0% return of the Standard & Poor’s 500 Index4. Growing expectations for a deep and long recession and a sharp drop in corporate earnings drove stock prices lower. The total collapse of several high profile financial firms pulled the indices down further. While there was very little difference in the return by style within large cap stocks, growth fell more than value at the mid cap and small cap segments. There was little difference in return by capitalization. By sector, Financials and Materials were down the most, while Consumer Staples held up better on a relative basis. Energy, which was up nearly 9% in the first half of the year, fell 40% in the second half to finish the year down almost 35%. Foreign stocks were also down sharply for the year, falling over 43% as measured by the MSCI EAFE Index. Emerging markets were down 53.3% as measured by the MSCI Emerging Markets Index5.

PORTFOLIO REVIEW

The MetLife Aggressive Allocation Portfolio is a “fund of funds” consisting of other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund with a broad allocation goal of 100% in equities and 0% in fixed income, although we do expect there will be a small fixed income position through the cash holdings of the underlying equity funds. The most significant change in strategy during the first half of 2008 was an increase in the asset class goal for foreign stocks from 20% of total equities to 25% of total equities. For this Portfolio, this resulted in a change in the goal for foreign stocks from 20% to 25%. There were also several small adjustments to the underlying portfolio targets that were part of the annual review and restructuring. We initiated positions in two new portfolios during the fourth quarter to add further diversification: a 3% position in the Met/Dimensional International Small Company Portfolio and a 2% position in the Van Eck Global Natural Resources Portfolio.

The Portfolio was structured to be diversified across a wide variety of equity asset classes to add value over the long term. However, for most of 2008, investors shunned risk and rewarded only what they perceived to be the safest investments.

Within the equity sector, a cumulative overweight in the weak Financials and Materials sectors and an underweight to the relatively better performing Consumer Staples sector detracted from relative performance during the full year. Although all equity portfolios were down sharply for the year, several held up better than the market and helped relative performance. Dreman Small Cap Value Portfolio, although down over 25% for the year, held up better than the broad equity indices due to an overweight in the Consumer Staples sector and good overall stock selection, especially in the Health Care sector. BlackRock Large Cap Value Portfolio added to relative performance mostly due to good stock selection in the Financials sector by avoiding many of the high profile blowups. MFS Value Portfolio also had good relative performance for the year. It was helped by an underweight and good stock selection in the generally struggling Information Technology sector. They avoided poorer performing stocks such as Apple, Google, and Mircosoft and owned better performing alternatives such as Accenture, Oracle, and IBM.

The Legg Mason Value Equity Portfolio was hurt in the first half of the year by its lack of exposure to the strong energy sector, but it continued to struggle in the second half even though the portfolio managers’ concerns about the sustainability of the high energy prices

MSF-2

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

proved to be correct. The portfolio was also hurt by its exposure to several of the high profile financial stocks. Neuberger Berman Mid Cap Value Portfolio, one of the strongest performing portfolios in the first half of the year due to its energy exposure, struggled in the second half of the year for the same reason. It also was hurt by its exposure to Bear Stearns and poor overall stock selection in the Industrial sector. For example Chicago Bridge & Iron, Terex Corp., and McDermott International were all large positions that each fell over 70% for the year. FI Mid Cap Opportunities Portfolio was also hurt by its energy exposure in the second half and by overall poor stock selection, especially in the Financials (holding Brazilian brokerage firm BM&F Bovespa) and Industrials (holding engineering firm Flowserve) sectors.

Despite the recent poor performance of the Portfolio, we will continue to take a long term view to provide a well diversified portfolio to meet long term objectives.

* The views expressed above are those of the advisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data.

2 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

3 Barclays Capital Aggregate Bond Index (formerly, Lehman Brothers U.S. Aggregate Bond Index) includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The index itself remains unchanged since Barclays assumed responsibility for the index from Lehman.

4 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

5 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of January 2009 the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungry, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO

THE WILSHIRE 5000 STOCK INDEX

Average Annual Returns as of December 31, 2008

	MetLife Aggressive Allocation Portfolio		Wilshire 5000 Stock Index
	Class A	Class B
1 Year	-40.3%	-40.4%	-37.3%
Since Inception	-5.6	-5.9	-4.2

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	11.7%
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	7.2%
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	6.9%
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	6.9%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	6.9%
Metropolitan Series Fund, Inc.—MFS Value Portfolio, (Class A)	6.1%
Met Investors Series Trust—MFS Research International Portfolio, (Class A)	5.6%
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	5.2%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	5.1%
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	5.1%

MSF-4

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
MetLife Aggressive Allocation—Class A(a)(b)	Actual	0.84%	$1,000.00	$674.98	$3.54
	Hypothetical	0.84%	$1,000.00	$1,020.86	$4.27

MetLife Aggressive Allocation—Class B(a)(b)	Actual	1.09%	$1,000.00	$674.07	$4.59
	Hypothetical	1.09%	$1,000.00	$1,019.59	$5.53

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2008

Mutual Funds—100.0% of Total Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	1,158,786	$7,729,102
Met Investors Series Trust—Clarion Global Real Estate Portfolio, (Class A)	405,841	3,003,221
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	643,491	6,306,209
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	909,345	7,793,087
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	866,295	6,003,424
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	1,520,230	6,977,855
Met Investors Series Trust—Met/AIM Small Cap Growth Portfolio, (Class A)	721,330	6,030,322
Met Investors Series Trust—MFS Research International Portfolio, (Class A)	1,141,513	8,458,615
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	1,252,349	10,845,341
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	817,294	17,759,806
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	603,810	5,687,891
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	1,334,574	10,423,025
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	1,009,429	7,873,544
Metropolitan Series Fund, Inc.—Met/Dimensional International Small Co. Portfolio, (Class A)	433,783	4,407,233
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	478,550	10,532,893
Metropolitan Series Fund, Inc.—MFS Value Portfolio, (Class A)	1,002,010	9,288,631
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	555,065	6,105,716
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	346,967	3,084,539
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	1,148,111	10,390,408
Metropolitan Series Fund, Inc.—Van Eck Global Natural Resources Portfolio, (Class A)	289,302	2,809,118

Total Mutual Funds (Identified Cost $245,538,747)		151,509,980

Total Investments—100.0% (Identified Cost $245,538,747) (a)		151,509,980
Liabilities in excess of other assets		(19,277)

Total Net Assets—100%		$151,490,703

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $255,138,193 and the composition of unrealized appreciation and depreciation of investment securities was $78,089 and $(103,706,302), respectively.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$151,509,980	$0
Level 2 - Other Significant Observable Inputs	0	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$151,509,980	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a)		$151,509,980
Receivable for:
Securities sold		46,603
Fund shares sold		229,651
Due from investment adviser		26,824

Total Assets		151,813,058
Liabilities
Payable for:
Fund shares redeemed	$276,254
Accrued expenses:
Service and distribution fees	25,206
Other expenses	20,895

Total Liabilities		322,355

Net Assets		$151,490,703

Net assets consists of:
Capital paid in		$251,310,606
Undistributed net investment income		3,657,228
Accumulated net realized losses		(9,448,364)
Unrealized depreciation on investments		(94,028,767)

Net Assets		$151,490,703

Computation of offering price:
Class A
Net asset value and redemption price per share ($27,524,835 divided by 3,763,620 shares outstanding)		$7.31

Class B
Net asset value and redemption price per share ($123,965,868 divided by 17,017,780 shares outstanding)		$7.28

(a) Identified cost of investments		$245,538,747

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends from Underlying Portfolios		$2,572,217

Expenses
Management fees	$201,425
Service and distribution fees—Class B	419,067
Directors’ fees and expenses	627
Custodian	29,124
Audit and tax services	16,419
Legal	3,509
Miscellaneous	6,707

Total expenses	676,878
Expense reimbursements	(56,386)	620,492

Net Investment Income		1,951,725

Realized and Unrealized Loss
Realized gain (loss) on:
Investments—net	(18,907,932)
Capital gains distributions from Underlying Portfolios	11,532,874	(7,375,058)

Change in unrealized depreciation on:
Investments—net		(94,728,560)

Net loss		(102,103,618)

Net Decrease in Net Assets From Operations		$(100,151,893)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$1,951,725	$336,881
Net realized gain (loss)	(7,375,058)	6,583,322
Change in unrealized depreciation	(94,728,560)	(5,112,445)

Increase (decrease) in net assets from operations	(100,151,893)	1,807,758

From Distributions to Shareholders
Net investment income
Class A	(267,407)	(77,815)
Class B	(846,075)	(60,916)

	(1,113,482)	(138,731)

Net realized gain
Class A	(978,396)	(49,715)
Class B	(4,964,703)	(175,134)

	(5,943,099)	(224,849)

Total distributions	(7,056,581)	(363,580)

Increase in net assets from capital share transactions	21,719,725	148,801,089

Net increase (decrease) in net assets	(85,488,749)	150,245,267

Net Assets
Beginning of the period	236,979,452	86,734,185

End of the period	$151,490,703	$236,979,452

Undistributed Net Investment Income
End of the period	$3,657,228	$1,099,563

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	1,622,289	$16,098,849	2,177,073	$28,039,123
Reinvestments	107,768	1,245,803	9,818	127,530
Redemptions	(944,447)	(9,479,394)	(790,860)	(10,188,504)

Net increase	785,610	$7,865,258	1,396,031	$17,978,149

Class B
Sales	4,569,946	$45,631,228	13,383,674	$170,207,545
Reinvestments	503,534	5,810,778	18,214	236,050
Redemptions	(3,854,433)	(37,587,539)	(3,098,906)	(39,620,655)

Net increase	1,219,047	$13,854,467	10,302,982	$130,822,940

Increase derived from capital share transactions		$21,719,725		$148,801,089

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$12.66	$12.29	$11.21	$10.00

Income From Investment Operations
Net investment income	0.12 (b)	0.06 (b)	0.12	0.04
Net realized and unrealized gain (loss) of investments	(5.07)	0.37	1.62	1.24

Total from investment operations	(4.95)	0.43	1.74	1.28

Less Distributions
Distributions from net investment income	(0.09)	(0.04)	(0.13)	(0.04)
Distributions from net realized capital gains	(0.31)	(0.02)	(0.53)	(0.03)

Total distributions	(0.40)	(0.06)	(0.66)	(0.07)

Net Asset Value, End of Period	$7.31	$12.66	$12.29	$11.21

Total Return (%)	(40.3)	3.5	16.1	12.7	(c)
Ratio of operating expenses to average net assets (%) (e)	0.10	0.10	0.10	0.10	(d)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)(f)	0.13	0.14	0.17	1.76	(d)
Ratio of net investment income to average net assets (%) (g)	1.16	0.47	0.83	1.53	(d)
Portfolio turnover rate (%)	39	25	37	57	(d)
Net assets, end of period (000)	$27,525	$37,715	$19,444	$2,867

	Class B
	Year ended December 31,
	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$12.61	$12.24	$11.19	$10.00

Income From Investment Operations
Net investment income	0.09 (b)	0.02 (b)	0.10	0.03
Net realized and unrealized gain (loss) of investments	(5.06)	0.38	1.60	1.23

Total from investment operations	(4.97)	0.40	1.70	1.26

Less Distributions
Distributions from net investment income	(0.05)	(0.01)	(0.12)	(0.04)
Distributions from net realized capital gains	(0.31)	(0.02)	(0.53)	(0.03)

Total distributions	(0.36)	(0.03)	(0.65)	(0.07)

Net Asset Value, End of Period	$7.28	$12.61	$12.24	$11.19

Total Return (%)	(40.4)	3.3	15.7	12.6	(c)
Ratio of operating expenses to average net assets (%) (e)	0.35	0.35	0.35	0.35	(d)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)(f)	0.38	0.39	0.42	2.01	(d)
Ratio of net investment income to average net assets (%) (g)	0.93	0.16	0.31	1.29	(d)
Portfolio turnover rate (%)	39	25	37	57	(d)
Net assets, end of period (000)	$123,966	$199,265	$67,290	$7,384

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(f)	See Note 4 of the Notes to Financial Statements.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although not all Portfolios are available to all such separate accounts and Qualified Plans. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Asset Allocation Portfolio had no capital loss carryforwards.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$2,183,622	$363,580	$4,872,959	$—	$—	$—	$7,056,581	$363,580

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$3,657,228	$281,073	$(103,628,213)	$—	$(99,689,912)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(129,989)

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of Underlying Portfolios by the Asset Allocation Portfolio were $106,795,377 and $78,677,570, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$201,425	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2008 to April 30, 2009, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2008 to April 30, 2009 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2008, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $38,508 for the Asset Allocation Portfolio. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $33,960. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $59,166. The amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $56,386.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in Underlying Portfolios during the year ended December 31, 2008 are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2007	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 12/31/2008
MIST—BlackRock Large Cap Core	654,715	667,421	163,350	1,158,786
MIST—Clarion Global Real Estate	322,079	139,869	56,107	405,841
MIST—Dreman Small Cap Value	849,706	144,391	350,606	643,491
MIST—Harris Oakmark International	1,223,694	472,819	787,168	909,345
MIST—Lazard Mid-Cap	1,127,095	254,276	515,076	866,295
MIST—Legg Mason Value Equity	1,552,046	465,037	496,853	1,520,230
MIST—Met/AIM Small Cap Growth	631,867	190,747	101,284	721,330
MIST—MFS Research International	0	1,452,095	310,582	1,141,513
MSF—BlackRock Large Cap Value	1,597,668	253,388	598,707	1,252,349
MSF—Davis Venture Value	784,911	162,085	129,702	817,294
MSF—FI Mid Cap Opportunities	439,400	240,349	75,939	603,810
MSF—Jennison Growth	892,547	657,215	215,188	1,334,574
MSF—Julius Baer International Stock	1,315,667	495,413	801,651	1,009,429
MSF—Met/Dimensional International Small Company	0	448,327	14,544	433,783
MSF—MetLife Stock Index	258,550	285,673	65,673	478,550
MSF—MFS Value	0	1,148,942	146,932	1,002,010
MSF—Neuberger Berman Mid Cap Value	1,033,563	209,872	688,370	555,065
MSF—Russell 2000 Index	495,720	95,320	244,073	346,967
MSF—T. Rowe Price Large Cap Growth	1,314,893	313,671	480,453	1,148,111
MSF—Van Eck Global Natural Resources	0	299,243	9,941	289,302

MSF-14

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Underlying Portfolio (Class A)	Realized Gain/(Loss) during Period	Capital Gains Distributions during Period	Dividend Income during Period	Ending Value as of 12/31/2008
MIST—BlackRock Large Cap Core	$(536,678)	$277,781	$42,524	$7,729,102
MIST—Clarion Global Real Estate	(247,580)	391,439	80,798	3,003,221
MIST—Dreman Small Cap Value	(200,886)	316,632	84,291	6,306,209
MIST—Harris Oakmark International	(4,642,578)	2,964,625	346,271	7,793,087
MIST—Lazard Mid-Cap	(1,430,809)	912,864	149,840	6,003,424
MIST—Legg Mason Value Equity	(1,124,569)	546,726	40,110	6,977,855
MIST—Met/AIM Small Cap Growth	(340,758)	735,815	0	6,030,322
MIST—MFS Research International	(1,557,759)	0	0	8,458,615
MSF—BlackRock Large Cap Value	(1,399,928)	306,183	157,876	10,845,341
MSF—Davis Venture Value	(491,552)	135,007	324,326	17,759,806
MSF—FI Mid Cap Opportunities	(222,485)	0	32,883	5,687,891
MSF—Jennison Growth	(504,985)	883,566	256,225	10,423,025
MSF—Julius Baer International Stock	(3,553,615)	2,162,103	561,167	7,873,544
MSF—Met/Dimensional International Small Company	(5,275)	0	0	4,407,233
MSF—MetLife Stock Index	(666,093)	337,680	157,446	10,532,893
MSF—MFS Value	(522,835)	0	0	9,288,631
MSF—Neuberger Berman Mid Cap Value	(695,075)	217,355	151,336	6,105,716
MSF—Russell 2000 Index	(668,451)	309,066	78,781	3,084,539
MSF—T. Rowe Price Large Cap Growth	(90,043)	1,036,032	108,343	10,390,408
MSF—Van Eck Global Natural Resources	(5,963)	0	0	2,809,118

MSF-15

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Aggressive Allocation Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 2, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Aggressive Allocation Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from May 2, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2009

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-18

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-19

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-20

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. MetLife Conservative Allocation Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the MetLife Conservative Allocation Portfolio returned -14.1% compared to the -37.3% return of the Wilshire 5000 Stock Index1 and the 2.4% return of the Barclays Capital U.S. Universal Bond Index2. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative Allocation Portfolio currently consists of a 16% allocation to the Barclays Capital 1 to 3 Year Government Bond Index3, a 64% allocation to the Barclays Capital U.S. Universal Bond Index, a 15% allocation to the Wilshire 5000 Stock Index, and a 5% allocation to the Morgan Stanley Capital International EAFE Index4. During the twelve-month period ended December 31, 2008, the blended benchmark returned -6.5%.

ECONOMIC AND MARKET REVIEW

The first half of 2008 was highlighted by growing concerns about the economy due to the emerging credit crisis, rising unemployment, falling consumer confidence, a struggling housing sector, and skyrocketing food and energy prices. The forced sale of Bear Stearns in March to JP Morgan at first appeared to be an isolated event, but would prove to be a harbinger of things to come. The Federal Reserve was aggressive early in the year to revive the economy when they cut their target rate several times to bring it down from 4.25% to 2.00% by early May. They held rates steady in subsequent meetings through the summer as they tried to balance the danger of the economy falling into a recession against their desire to control growing inflation pressures.

However, the evidence of a weakening economy (especially falling real estate prices and the impact of the sub-prime mortgage crisis) gained momentum during the summer, climaxing in the extraordinary events of September and October that saw the government’s provision of credit assistance to Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, and the failure of Washington Mutual. The U.S. government and governments around the world took massive fiscal and monetary actions to stabilize the capital markets, restore liquidity to the clogged credit pipeline, and to stimulate the economy. These efforts continue as we move into 2009. Although we now know that the recession began a year ago in December 2007, the recession intensified during the last months of 2008: unemployment rose sharply as companies made massive layoffs, housing prices and sales continued to fall, retail sales fell, and, in a bit of good news/bad news, oil prices fell nearly $100 per barrel in response in expectation of lower global demand. The incoming administration of Barack Obama faces what most pundits call the largest economic crisis since the Great Depression.

During the first half of 2008, bond returns fluctuated as investors’ concerns changed from a weakening economy to inflation pressures fueled by soaring energy prices. Bonds eked out modestly positive total return of 1.1% for the January to June period as measured by the Barclays Capital U.S. Aggregate Bond Index5. During the second half of the year, the weak economy drove yields down and credit spreads wider as investors sought refuge in the safety of treasury securities. This resulted in mixed returns for bonds. Treasury bonds returned over 13% for the full year, while investment grade corporate bonds were down nearly 5%. High yield bonds were down over 26% for the year with most of the decline occurring in the second half of the year. While most credit based bonds recovered somewhat in December, it was not enough to reverse the earlier losses.

U.S. common stocks suffered their worst calendar year decline in over seventy years during 2008 as measured by the -37.0% return of the Standard & Poor’s 500 Index6. Growing expectations for a deep and long recession and a sharp drop in corporate earnings drove stock prices lower. The total collapse of several high profile financial firms pulled the indices down further. While there was very little difference in the return by style within large cap stocks, growth fell more than value at the mid cap and small cap segments. There was little difference in return by capitalization. By sector, Financials and Materials were down the most, while Consumer Staples held up better on a relative basis. Energy, which was up nearly 9% in the first half of the year, fell 40% in the second half to finish the year down almost 35%. Foreign stocks were also down sharply for the year, falling over 43% as measured by the MSCI EAFE Index. Emerging markets were down 53.3% as measured by the MSCI Emerging Markets Index7.

PORTFOLIO REVIEW

The MetLife Conservative Allocation Portfolio is a “fund of funds” consisting of other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund with a broad allocation goal of 20% in equities and 80% in fixed income. The most significant change in strategy during the first half of 2008 was an increase in the asset class goal for foreign stocks from 20% of total equities to 25% of total equities. For this Portfolio, this resulted in a change in the goal for foreign stocks from 4% to 5%. There were also several small adjustments to the underlying portfolio targets that were part of the annual review and restructuring. We added a 1% position in the Van Eck Global Natural Resources Portfolio to add further diversification.

The Portfolio was structured to be diversified across a wide variety of asset classes to add value over the long term. However, for most of 2008, investors shunned risk and rewarded only what they perceived to be the safest investments.

The Portfolio’s fixed income portfolios had the biggest negative impact on relative performance as the Portfolio’s underlying bond portfolios held higher positions in credit based bonds (and less in Treasury securities) than is held in the broad bond indices. In particular, the Lord Abbett Bond Debenture Portfolio, the Western Asset Management Strategic Bond Opportunities Portfolio, and the BlackRock High Yield Portfolio were down sharply relative to the broad index because of their high yield bond and other credit exposure. Overall high yield exposure was about 10% of the portfolio,

MSF-2

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

which was in line with our target. WAM Strategic was also adversely impacted by its significant exposure to Non-Agency Mortgage Backed Securities, which were down sharply in response to the credit crisis. The PIMCO Inflation Protected Bond Portfolio, which did well in the first half when inflation expectations were still prevalent, had a large negative impact in the second half of the year as inflation expectations lessened because of the weak economy and falling oil prices. In fact, during 2008 inflation grew at its lowest rate in over fifty years.

Within the equity sector, a cumulative overweight in the Financials and Materials sectors and an underweight to the Consumer Staples sector detracted from relative performance during the full year. Certain Portfolios led a positive impact on relative performance. Dreman Small Cap Value Portfolio, although down over 25% for the year, outperformed its index due to an overweight in the relatively better performing Consumer Staples sector and overall stock selection, especially in the Health Care sector. BlackRock Large Cap Value Portfolio added to relative performance mostly due to favorable stock selection in the Financials sector.

The Legg Mason Value Equity Portfolio was hurt in the first half of the year by its lack of exposure to the strong energy sector, but it continued to struggle in the second half even though the portfolio managers’ concerns about the sustainability of the high energy prices proved to be correct. The portfolio was also hurt by its exposure to several of the high profile financial stocks. Neuberger Berman Mid Cap Value Portfolio, one of the strongest performing portfolios in the first half of the year due to its energy exposure, struggled in the second half of the year for the same reason. It also was hurt by its exposure to Bear Stearns and poor overall stock selection in the Industrial sector. For example Chicago Bridge & Iron, Terex Corp., and McDermott International were all large positions that each fell over 70% for the year. FI Mid Cap Opportunities Portfolio was also hurt by its energy exposure in the second half and by overall poor stock selection, especially in the Financials (holding Brazilian brokerage firm BM&F Bovespa) and Industrials (holding engineering firm Flowserve) sectors.

Despite the recent poor performance of the Portfolio, we will continue to take a long term view to provide a well diversified portfolio to meet long term objectives.

* The views expressed above are those of the advisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data.

2 The Barclays Capital U.S. Universal Bond Index (formerly, Lehman Brothers U.S. Universal Bond Index) represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. The index itself remains unchanged since Barclays assumed responsibility for the index from Lehman.

3 The Barclays Capital 1 to 3 Year Government Bond Index (formerly, Lehman Brothers 1 to 3 Year Government Bond Index) includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The index itself remains unchanged since Barclays assumed responsibility for the index from Lehman.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

5 Barclays Capital U.S. Aggregate Bond Index (formerly, Lehman Brothers U.S. Aggregate Bond Index) includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The index itself remains unchanged since Barclays assumed responsibility for the index from Lehman.

6 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

7 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of January 2009 the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE WILSHIRE 5000 STOCK INDEX AND THE BARCLAYS CAPITAL U.S. UNIVERSAL BOND INDEX

Average Annual Returns as of December 31, 2008

	MetLife Conservative Allocation Portfolio		Wilshire 5000 Stock Index	Barclays Capital U.S. Universal Bond Index
	Class A	Class B
1 Year	-14.1%	-14.4%	-37.3%	2.4%
Since Inception	0.4	0.1	-4.2	4.3

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2008

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	24.5%
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	19.9%
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	18.0%
Met Investors Series Trust—PIMCO Inflation Protected Bond Portfolio, (Class A)	6.0%
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	5.9%
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	3.0%
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	2.9%
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	2.0%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	2.0%
Met Investors Series Trust—BlackRock High Yield Portfolio, (Class A)	1.9%

MSF-4

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
MetLife Conservative Allocation—Class A(a)(b)	Actual	0.67%	$1,000.00	$882.85	$3.17
	Hypothetical	0.67%	$1,000.00	$1,021.73	$3.40

MetLife Conservative Allocation—Class B(a)(b)	Actual	0.92%	$1,000.00	$880.53	$4.35
	Hypothetical	0.92%	$1,000.00	$1,020.46	$4.67

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2008

Mutual Funds—100.0% of Total Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Met Investors Series Trust—BlackRock High Yield Portfolio, (Class A)	812,245	$4,719,144
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	382,904	2,553,971
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	266,097	2,607,747
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	295,423	2,531,771
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	358,154	2,482,005
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	504,313	2,314,797
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	769,111	7,491,145
Met Investors Series Trust—Met/AIM Small Cap Growth Portfolio, (Class A)	298,484	2,495,329
Met Investors Series Trust—MFS Research International Portfolio, (Class A)	389,618	2,887,067
Met Investors Series Trust—PIMCO Inflation Protected Bond Portfolio, (Class A)	1,520,575	14,947,253
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	5,302,929	61,513,977
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	488,139	50,034,289
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	593,241	5,137,466
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	337,907	7,342,722
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	248,607	2,341,880
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	315,122	2,461,100
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	326,742	2,548,586
Metropolitan Series Fund, Inc.—Met/Dimensional International Small Co. Portfolio, (Class A)	243,835	2,477,360
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	112,916	2,485,282
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	229,245	2,521,696
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	286,577	2,547,667
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	542,651	4,910,992
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	4,366,084	45,101,645
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	1,233,206	14,699,812

Total Mutual Funds (Identified Cost $292,931,516)		251,154,703

Total Investments—100.0% (Identified Cost $292,931,516) (a)		251,154,703
Liabilities in excess of other assets		(57,738)

Total Net Assets—100%		$251,096,965

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $298,015,540 and the composition of unrealized appreciation and depreciation of investment securities was $43,174 and $(46,904,011), respectively.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$251,154,703	$0
Level 2 - Other Significant Observable Inputs	0	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$251,154,703	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a)		$251,154,703
Receivable for:
Securities sold		13,109
Fund shares sold		221,269
Due from investment adviser		9,460

Total Assets		251,398,541
Liabilities
Payable for:
Fund shares redeemed	$234,378
Accrued expenses:
Service and distribution fees	45,993
Other expenses	21,205

Total Liabilities		301,576

Net Assets		$251,096,965

Net assets consists of:
Capital paid in		$286,346,239
Undistributed net investment income		9,691,380
Accumulated net realized losses		(3,163,841)
Unrealized depreciation on investments		(41,776,813)

Net Assets		$251,096,965

Computation of offering price:
Class A
Net asset value and redemption price per share ($26,030,051 divided by 2,764,628 shares outstanding)		$9.42

Class B
Net asset value and redemption price per share ($225,066,914 divided by 24,040,601 shares outstanding)		$9.36

(a) Identified cost of investments		$292,931,516

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends from Underlying Portfolios		$8,807,572
Expenses
Management fees	$244,121
Service and distribution fees—Class B	537,207
Directors’ fees and expenses	627
Custodian	29,124
Audit and tax services	16,423
Legal	4,555
Miscellaneous	7,209

Total expenses	839,266
Expense reimbursements	(57,938)	781,328

Net Investment Income		8,026,244

Realized and Unrealized Loss
Realized gain (loss) on:
Investments—net	(5,379,629)
Capital gains distributions from Underlying Portfolios	4,416,269	(963,360)

Change in unrealized depreciation on:
Investments—net		(46,516,237)

Net loss		(47,479,597)

Net Decrease in Net Assets From Operations		$(39,453,353)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$8,026,244	$2,113,610
Net realized gain (loss)	(963,360)	1,786,038
Change in unrealized appreciation (depreciation)	(46,516,237)	2,731,609

Increase (decrease) in net assets from operations	(39,453,353)	6,631,257

From Distributions to Shareholders
Net investment income
Class A	(356,833)	0
Class B	(1,900,226)	0

	(2,257,059)	0

Net realized gain
Class A	(256,114)	(9,649)
Class B	(1,743,507)	(49,328)

	(1,999,621)	(58,977)

Total distributions	(4,256,680)	(58,977)

Increase in net assets from capital share transactions	122,703,422	98,254,027

Net increase in net assets	78,993,389	104,826,307

Net Assets
Beginning of the period	172,103,576	67,277,269

End of the period	$251,096,965	$172,103,576

Undistributed Net Investment Income
End of the period	$9,691,380	$2,225,429

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	1,973,449	$20,744,919	2,039,673	$22,155,271
Reinvestments	56,131	612,947	886	9,649
Redemptions	(1,540,353)	(15,792,398)	(808,139)	(8,800,183)

Net increase	489,227	$5,565,468	1,232,420	$13,364,737

Class B
Sales	17,949,128	$188,689,371	13,942,100	$150,674,842
Reinvestments	335,210	3,643,733	4,551	49,328
Redemptions	(7,429,924)	(75,195,150)	(6,096,389)	(65,834,880)

Net increase	10,854,414	$117,137,954	7,850,262	$84,889,290

Increase derived from capital share transactions		$122,703,422		$98,254,027

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$11.18	$10.58	$10.37	$10.00

Income From Investment Operations
Net investment income	0.39 (b)	0.22 (b)	0.36	0.03
Net realized and unrealized gain (loss) of investments	(1.94)	0.39	0.36	0.38

Total from investment operations	(1.55)	0.61	0.72	0.41

Less Distributions
Distributions from net investment income	(0.12)	0.00	(0.37)	(0.03)
Distributions from net realized capital gains	(0.09)	(0.01)	(0.14)	(0.01)

Total distributions	(0.21)	(0.01)	(0.51)	(0.04)

Net Asset Value, End of Period	$9.42	$11.18	$10.58	$10.37

Total Return (%)	(14.1)	5.7	7.3	4.1	(c)
Ratio of operating expenses to average net assets (%) (d)	0.10	0.10	0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)(f)	0.12	0.15	0.19	1.05	(e)
Ratio of net investment income to average net assets (%) (g)	3.77	2.05	2.75	0.96	(e)
Portfolio turnover rate (%)	25	40	24	32	(e)
Net assets, end of period (000)	$26,030	$25,447	$11,030	$2,785

	Class B
	Year ended December 31,
	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$11.12	$10.54	$10.36	$10.00

Income From Investment Operations
Net investment income	0.33 (b)	0.19 (b)	0.34	0.03
Net realized and unrealized gain (loss) of investments	(1.90)	0.40	0.34	0.37

Total from investment operations	(1.57)	0.59	0.68	0.40

Less Distributions
Distributions from net investment income	(0.10)	0.00	(0.36)	(0.03)
Distributions from net realized capital gains	(0.09)	(0.01)	(0.14)	(0.01)

Total distributions	(0.19)	(0.01)	(0.50)	(0.04)

Net Asset Value, End of Period	$9.36	$11.12	$10.54	$10.36

Total Return (%)	(14.4)	5.6	6.9	4.0	(c)
Ratio of operating expenses to average net assets (%) (d)	0.35	0.35	0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)(f)	0.37	0.40	0.44	1.30	(e)
Ratio of net investment income to average net assets (%) (g)	3.22	1.77	1.89	1.00	(e)
Portfolio turnover rate (%)	25	40	24	32	(e)
Net assets, end of period (000)	$225,067	$146,651	$56,247	$12,638

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	See Note 4 of the Notes to Financial Statements.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Conservative Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although not all Portfolios are available to all such separate accounts and Qualified Plans. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that

MSF-11

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purpose.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Asset Allocation Portfolio had no capital loss carryforwards.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$2,773,815	$58,977	$1,482,865	$—	$—	$—	$4,256,680	$58,977

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$9,691,380	$1,960,265	$(46,860,837)	$—	$(35,209,192)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(40,084)

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of Underlying Portfolios by the Asset Allocation Portfolio were $190,545,149 and $59,647,971, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$244,121	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2008 to April 30, 2009, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2008 to April 30, 2009 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2008, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $39,997. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $32,823. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $52,647. The amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $57,938.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2008 are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2007	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 12/31/2008
MIST—BlackRock High Yield	410,861	511,841	110,457	812,245
MIST—BlackRock Large Cap Core	158,599	259,954	35,649	382,904
MIST—Dreman Small Cap Value	123,597	175,276	32,776	266,097
MIST—Harris Oakmark International	197,648	311,003	213,228	295,423
MIST—Lazard Mid-Cap	136,617	252,661	31,124	358,154
MIST—Legg Mason Value Equity	161,189	387,084	43,960	504,313
MIST—Lord Abbett Bond Debenture	405,786	460,595	97,270	769,111
MIST—Met/AIM Small Cap Growth	114,853	209,967	26,336	298,484
MIST—MFS Research International	0	546,168	156,550	389,618
MIST—PIMCO Inflation Protected	942,090	840,477	261,992	1,520,575
MIST—PIMCO Total Return	3,800,462	3,418,281	1,915,814	5,302,929
MSF—BlackRock Bond Income	262,646	331,961	106,468	488,139
MSF—BlackRock Large Cap Value	258,056	391,962	56,777	593,241
MSF—Davis Venture Value	142,630	229,004	33,727	337,907
MSF—FI Mid Cap Opportunities	79,881	192,630	23,904	248,607
MSF—Jennison Growth	129,696	222,912	37,486	315,122
MSF—Julius Baer International Stock	106,265	254,665	34,188	326,742

MSF-14

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2007	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 12/31/2008
MSF—Met/Dimensional International Small Company	0	251,022	7,187	243,835
MSF—MetLife Stock Index	46,978	77,239	11,301	112,916
MSF—Neuberger Berman Mid Cap Value	166,962	218,284	156,001	229,245
MSF—Russell 2000 Index	120,163	199,413	32,999	286,577
MSF—T. Rowe Price Large Cap Growth	212,331	389,608	59,288	542,651
MSF—Western Asset Mgt. Strategic Bond Opportunities	2,414,482	2,391,294	439,692	4,366,084
MSF—Western Asset Mgt. U.S. Government	822,904	769,199	358,897	1,233,206

Underlying Portfolio (Class A)	Realized Gain/(Loss) during Period	Capital Gains Distributions during Period	Dividend Income during Period	Ending Value as of 12/31/2008
MIST—BlackRock High Yield	$(141,115)	$0	$354,189	$4,719,144
MIST—BlackRock Large Cap Core	(106,477)	102,486	15,689	2,553,971
MIST—Dreman Small Cap Value	(41,584)	69,985	18,631	2,607,747
MIST—Harris Oakmark International	(960,573)	730,546	85,328	2,531,771
MIST—Lazard Mid-Cap	(142,440)	168,725	27,695	2,482,005
MIST—Legg Mason Value Equity	(196,042)	87,030	6,385	2,314,797
MIST—Lord Abbett Bond Debenture	(152,188)	107,843	310,928	7,491,145
MIST—Met/AIM Small Cap Growth	(109,308)	204,159	0	2,495,329
MIST—MFS Research International	(786,824)	0	0	2,887,067
MIST—PIMCO Inflation Protected	142,949	29,677	562,077	14,947,253
MIST—PIMCO Total Return	(246,215)	1,575,138	2,589,027	61,513,977
MSF—BlackRock Bond Income	(615,434)	0	2,109,037	50,034,289
MSF—BlackRock Large Cap Value	(211,021)	75,273	38,812	5,137,466
MSF—Davis Venture Value	(174,088)	37,378	89,793	7,342,722
MSF—FI Mid Cap Opportunities	(100,952)	0	9,092	2,341,880
MSF—Jennison Growth	(74,822)	195,282	56,630	2,461,100
MSF—Julius Baer International Stock	(185,493)	265,511	68,913	2,548,586
MSF—Met/Dimensional International Small Company	(2,530)	0	0	2,477,360
MSF—MetLife Stock Index	(97,741)	93,407	43,552	2,485,282
MSF—Neuberger Berman Mid Cap Value	(222,370)	53,459	37,221	2,521,696
MSF—Russell 2000 Index	(131,061)	114,121	29,090	2,547,667
MSF—T. Rowe Price Large Cap Growth	(138,361)	254,630	26,628	4,910,992
MSF—Western Asset Mgt. Strategic Bond Opportunities	(491,278)	251,619	1,705,416	45,101,645
MSF—Western Asset Mgt. U.S. Government	(194,656)	0	623,439	14,699,812

MSF-15

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Conservative Allocation Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 2, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Conservative Allocation Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 2, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2009

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-18

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-19

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-20

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. MetLife Conservative to Moderate Allocation Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the MetLife Conservative to Moderate Allocation Portfolio returned -21.4% compared to the -37.3% return of the Wilshire 5000 Stock Index1 and the 2.4% return of the Barclays Capital U.S. Universal Bond Index2 . Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative to Moderate Allocation Portfolio currently consists of a 12% allocation to the Barclays Capital 1 to 3 Year Government Bond Index3, a 48% allocation to the Barclays Capital U.S. Universal Bond Index, a 30% allocation to the Wilshire 5000 Stock Index, and a 10% location to the Morgan Stanley Capital International EAFE Index4. During the twelve-month period ended December 31, 2008, the blended benchmark returned -15.6%.

ECONOMIC AND MARKET REVIEW

The first half of 2008 was highlighted by growing concerns about the economy due to the emerging credit crisis, rising unemployment, falling consumer confidence, a struggling housing sector, and skyrocketing food and energy prices. The forced sale of Bear Stearns in March to JP Morgan at first appeared to be an isolated event, but would prove to be a harbinger of things to come. The Federal Reserve was aggressive early in the year to revive the economy when they cut their target rate several times to bring it down from 4.25% to 2.00% by early May. They held rates steady in subsequent meetings through the summer as they tried to balance the danger of the economy falling into a recession against their desire to control growing inflation pressures.

However, the evidence of a weakening economy (especially falling real estate prices and the impact of the sub-prime mortgage crisis) gained momentum during the summer, climaxing in the extraordinary events of September and October that saw the government’s provision of credit assistance to Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, and the failure of Washington Mutual. The U.S. government and governments around the world took massive fiscal and monetary actions to stabilize the capital markets, restore liquidity to the clogged credit pipeline, and to stimulate the economy. These efforts continue as we move into 2009. Although we now know that the recession began a year ago in December 2007, the recession intensified during the last months of 2008: unemployment rose sharply as companies made massive layoffs, housing prices and sales continued to fall, retail sales fell, and, in a bit of good news / bad news, oil prices fell nearly $100 per barrel in response in expectation of lower global demand. The incoming administration of Barack Obama faces what most pundits call the largest economic crisis since the Great Depression.

During the first half of 2008, bond returns fluctuated as investors’ concerns changed from a weakening economy to inflation pressures fueled by soaring energy prices. Bonds eked out modestly positive total return of 1.1% for the January to June period as measured by the Barclays Capital U.S. Aggregate Bond Index5. During the second half of the year, the weak economy drove yields down and credit spreads wider as investors sought refuge in the safety of treasury securities. This resulted in mixed returns for bonds. Treasury bonds returned over 13% for the full year, while investment grade corporate bonds were down nearly 5%. High yield bonds were down over 26% for the year with most of the decline occurring in the second half of the year. While most credit based bonds recovered somewhat in December, it was not enough to reverse the earlier losses.

U.S. common stocks suffered their worst calendar year decline in over seventy years during 2008 as measured by the -37.0% return of the Standard & Poor’s 500 Index6. Growing expectations for a deep and long recession and a sharp drop in corporate earnings drove stock prices lower. The total collapse of several high profile financial firms pulled the indices down further. While there was very little difference in the return by style within large cap stocks, growth fell more than value at the mid cap and small cap segments. There was little difference in return by capitalization. By sector, Financials and Materials were down the most, while Consumer Staples held up better on a relative basis. Energy, which was up nearly 9% in the first half of the year, fell 40% in the second half to finish the year down almost 35%. Foreign stocks were also down sharply for the year, falling over 43% as measured by the MSCI EAFE Index. Emerging markets were down 53.3% as measured by the MSCI Emerging Markets Index7.

PORTFOLIO REVIEW

The MetLife Conservative to Moderate Allocation Portfolio is a “fund of funds” consisting of other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund with a broad allocation goal of 40% in equities and 60% in fixed income. The most significant change in strategy during the first half of 2008 was an increase in the asset class goal for foreign stocks from 20% of total equities to 25% of total equities. For this Portfolio, this resulted in a change in the goal for foreign stocks from 8% to 10%. There were also several small adjustments to the underlying portfolio targets that were part of the annual review and restructuring. We initiated positions in two new portfolios during the fourth quarter to add further diversification: a 1% position in the Met/Dimensional International Small Company Portfolio and a 1% position in the Van Eck Global Natural Resources Portfolio.

The Portfolio was structured to be diversified across a wide variety of asset classes to add value over the long term. However, for most of 2008, investors shunned risk and rewarded only what they perceived to be the safest investments.

The Portfolio’s fixed income portfolios had a significant negative impact on relative performance as the Portfolio’s underlying bond portfolios held higher positions in credit based bonds (and less in Treasury securities) than is held in the broad bond indices. In partic-

MSF-2

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

ular, the Lord Abbett Bond Debenture Portfolio, the Western Asset Management Strategic Bond Opportunities Portfolio, and the BlackRock High Yield Portfolio were down sharply relative to the broad index because of their high yield bond and other credit exposure. Overall high yield exposure was about 8% of the portfolio, which slightly higher than our target of 7%. WAM Strategic was also adversely impacted by its significant exposure to Non-Agency Mortgage Backed Securities, which were down sharply in response to the credit crisis. The PIMCO Inflation Protected Bond Portfolio, which did well in the first half when inflation expectations were still prevalent, had a large negative impact in the second half of the year as inflation expectations lessened because of the weak economy and falling oil prices. In fact, during 2008 inflation grew at its lowest rate in over fifty years.

Within the equity sector, a cumulative overweight in the Financials and Materials sectors and an underweight to the Consumer Staples sector detracted from relative performance during the full year. Certain Portfolios led a positive impact on relative performance. Dreman Small Cap Value Portfolio, although down over 25% for the year, held up better due to an overweight in the Consumer Staples sector and good overall stock selection, especially in the Health Care sector. BlackRock Large Cap Value Portfolio added to relative good performance mostly due to good stock selection in the Financials sector by avoiding many of the high profile blowups. MFS Value Portfolio outperformed, helped by an underweight and good stock selection in the generally struggling Information Technology sector. They avoided poorer performing Apple, Google, and Mircosoft and owned better performing alternatives such as Accenture, Oracle, and IBM.

The Legg Mason Value Equity Portfolio was hurt in the first half of the year by its lack of exposure to the strong energy sector, but it continued to struggle in the second half even though the portfolio managers’ concerns about the sustainability of the high energy prices proved to be correct. The portfolio was also hurt by its exposure to several of the high profile financial stocks. Neuberger Berman Mid Cap Value Portfolio, one of the strongest performing portfolios in the first half of the year due to its energy exposure, struggled in the second half of the year for the same reason. It also was hurt by its exposure to Bear Stearns and poor overall stock selection in the Industrial sector. For example Chicago Bridge & Iron, Terex Corp., and McDermott International were all large positions that each fell over 70% for the year. FI Mid Cap Opportunities Portfolio was also hurt by its energy exposure in the second half and by overall poor stock selection, especially in the Financials (holding Brazilian brokerage firm BM&F Bovespa) and Industrials (holding engineering firm Flowserve) sectors.

Despite the recent poor performance of the Portfolio, we will continue to take a long term view to provide a well diversified portfolio to meet long term objectives.

* The views expressed above are those of the advisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data.

2 The Barclays Capital U.S. Universal Bond Index (formerly, Lehman Brothers U.S. Universal Bond Index) represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. The index itself remains unchanged since Barclays assumed responsibility for the index from Lehman.

3 The Barclays Capital 1 to 3 Year Government Bond Index (formerly, Lehman Brothers 1 to 3 Year Government Bond Index) includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The index itself remains unchanged since Barclays assumed responsibility for the index from Lehman.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

5 Barclays Capital U.S. Aggregate Bond Index (formerly, Lehman Brothers U.S Aggregate Bond Index) includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The index itself remains unchanged since Barclays assumed responsibility for the index from Lehman.

6 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

7 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of January 2009 the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO

THE WILSHIRE 5000 STOCK INDEX AND THE BARCLAYS CAPITAL U.S. UNIVERSAL BOND INDEX

Average Annual Returns as of December 31, 2008

	MetLife Conservative to Moderate Allocation Portfolio		Wilshire 5000 Stock Index	Barclays Capital U.S. Universal Bond Index
	Class A	Class B
1 Year	-21.4%	-21.6%	-37.3%	2.4%
Since Inception	-1.0	-1.3	-4.2	4.3

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	22.4%
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	14.9%
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	10.9%
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	4.9%
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	4.1%
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	3.9%
Met Investors Series Trust—MFS Research International Portfolio, (Class A)	3.2%
Metropolitan Series Fund, Inc.—Met Life Stock Index Portfolio, (Class A)	3.0%
Met Investors Series Trust—PIMCO Inflation Protected Bond Portfolio, (Class A)	3.0%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	2.9%

MSF-4

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
MetLife Conservative to Moderate Allocation—Class A(a)(b)	Actual	0.72%	$1,000.00	$829.61	$3.31
	Hypothetical	0.72%	$1,000.00	$1,021.47	$3.66

MetLife Conservative to Moderate Allocation—Class B(a)(b)	Actual	0.97%	$1,000.00	$828.65	$4.46
	Hypothetical	0.97%	$1,000.00	$1,020.20	$4.93

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Conservative To Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2008

Mutual Funds—100.0%

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Met Investors Series Trust—BlackRock High Yield Portfolio, (Class A)	2,314,365	$13,446,459
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	2,189,515	14,604,066
Met Investors Series Trust—Clarion Global Real Estate Portfolio, (Class A)	961,582	7,115,708
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	1,520,936	14,905,175
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	1,746,723	14,969,419
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	1,024,154	7,097,390
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	2,885,569	13,244,761
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	1,460,443	14,224,716
Met Investors Series Trust—Met/AIM Small Cap Growth Portfolio, (Class A)	1,706,809	14,268,922
Met Investors Series Trust—MFS Research International Portfolio, (Class A)	3,105,348	23,010,632
Met Investors Series Trust—PIMCO Inflation Protected Bond Portfolio, (Class A)	2,162,525	21,257,626
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	13,827,348	160,397,240
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	763,786	78,288,115
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	3,389,683	29,354,653
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	1,610,462	34,995,340
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	711,718	6,704,379
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	1,802,088	14,074,307
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	1,914,806	14,935,487
Metropolitan Series Fund, Inc.—Met/Dimensional International Small Co. Portfolio, (Class A)	694,395	7,055,049
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	968,795	21,323,183
Metropolitan Series Fund, Inc.—MFS Value Portfolio, (Class A)	789,186	7,315,757
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	1,311,422	14,425,645
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	819,609	7,286,325
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	2,327,032	21,059,637
Metropolitan Series Fund, Inc.—Van Eck Global Natural Resources Portfolio, (Class A)	695,227	6,750,655
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	10,355,859	106,976,028

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	2,337,978	$27,868,700

Total Mutual Funds (Identified Cost $908,621,174)		716,955,374

Total Investments—100.0% (Identified Cost $908,621,174) (a)		716,955,374
Liabilities in excess of other assets		(211,048)

Total Net Assets—100%		$716,744,326

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $920,766,752 and the composition of unrealized appreciation and depreciation of investment securities was $120,305 and $(203,931,683), respectively.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Conservative To Moderate Allocation Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$716,955,374	$0
Level 2 - Other Significant Observable Inputs	0	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$716,955,374	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Conservative To Moderate Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a)		$716,955,374
Receivable for:
Fund shares sold		769,635

Total Assets		717,725,009
Liabilities
Payable for:
Securities purchased	$452,376
Fund shares redeemed	317,259
Accrued expenses:
Management fees	54,062
Service and distribution fees	134,503
Other expenses	22,483

Total Liabilities		980,683

Net Assets		$716,744,326

Net assets consists of:
Capital paid in		$888,118,243
Undistributed net investment income		26,578,082
Accumulated net realized losses		(6,286,199)
Unrealized depreciation on investments		(191,665,800)

Net Assets		$716,744,326

Computation of offering price:
Class A
Net asset value and redemption price per share ($50,716,574 divided by 5,692,287 shares outstanding)		$8.91

Class B
Net asset value and redemption price per share ($666,027,752 divided by 75,244,519 shares outstanding)		$8.85

(a) Identified cost of investments		$908,621,174

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends from Underlying Portfolios		$23,405,055

Expenses
Management fees	$697,015
Service and distribution fees—Class B	1,752,544
Directors’ fees and expenses	627
Custodian	29,124
Audit and tax services	16,423
Legal	13,741
Miscellaneous	7,107

Total expenses		2,516,581

Net Investment Income		20,888,474

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(21,268,131)
Capital gains distributions from Underlying Portfolios	21,464,024	195,893

Change in unrealized depreciation on:
Investments—net		(206,268,257)

Net loss		(206,072,364)

Net Decrease in Net Assets From Operations		$(185,183,890)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Conservative To Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$20,888,474	$7,229,686
Net realized gain	195,893	9,349,580
Change in unrealized appreciation (depreciation)	(206,268,257)	2,755,959

Increase (decrease) in net assets from operations	(185,183,890)	19,335,225

From Distributions to Shareholders
Net investment income
Class A	(848,467)	0
Class B	(7,444,740)	0

	(8,293,207)	0

Net realized gain
Class A	(729,800)	(80,079)
Class B	(7,962,635)	(623,334)

	(8,692,435)	(703,413)

Total distributions	(16,985,642)	(703,413)

Increase in net assets from capital share transactions	202,443,710	406,953,460

Net increase in net assets	274,178	425,585,272

Net Assets
Beginning of the period	716,470,148	290,884,876

End of the period	$716,744,326	$716,470,148

Undistributed Net Investment Income
End of the period	$26,578,082	$8,234,157

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	2,257,659	$23,761,944	3,514,656	$40,139,033
Reinvestments	141,803	1,578,267	6,982	80,079
Redemptions	(2,140,004)	(21,592,298)	(1,330,474)	(15,161,664)

Net increase	259,458	$3,747,913	2,191,164	$25,057,448

Class B
Sales	28,769,749	$299,371,426	41,920,624	$476,801,515
Reinvestments	1,390,557	15,407,375	54,583	623,334
Redemptions	(11,576,607)	(116,083,004)	(8,448,865)	(95,528,837)

Net increase	18,583,699	$198,695,797	33,526,342	$381,896,012

Increase derived from capital share transactions		$202,443,710		$406,953,460

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Conservative To Moderate Allocation Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$11.61	$11.07	$10.60	$10.00

Income From Investment Operations
Net investment income	0.33 (b)	0.21 (b)	0.31	0.04
Net realized and unrealized gain (loss) of investments	(2.77)	0.35	0.70	0.60

Total from investment operations	(2.44)	0.56	1.01	0.64

Less Distributions
Distributions from net investment income	(0.14)	0.00	(0.32)	(0.04)
Distributions from net realized capital gains	(0.12)	(0.02)	(0.22)	0.00

Total distributions	(0.26)	(0.02)	(0.54)	(0.04)

Net Asset Value, End of Period	$8.91	$11.61	$11.07	$10.60

Total Return (%)	(21.4)	5.1	9.8	6.4	(c)
Ratio of operating expenses to average net assets (%) (d)	0.10	0.10	0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)(f)	N/A	0.11	0.12	0.41	(e)
Ratio of net investment income to average net assets (%) (g)	3.12	1.86	2.45	1.28	(e)
Portfolio turnover rate (%)	23	19	18	3	(e)
Net assets, end of period (000)	$50,717	$63,055	$35,874	$10,457

	Class B
	Year ended December 31,
	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$11.53	$11.02	$10.58	$10.00

Income From Investment Operations
Net investment income	0.28 (b)	0.17 (b)	0.29	0.03
Net realized and unrealized gain (loss) of investments	(2.72)	0.36	0.68	0.59

Total from investment operations	(2.44)	0.53	0.97	0.62

Less Distributions
Distributions from net investment income	(0.12)	0.00	(0.31)	(0.04)
Distributions from net realized capital gains	(0.12)	(0.02)	(0.22)	0.00

Total distributions	(0.24)	(0.02)	(0.53)	(0.04)

Net Asset Value, End of Period	$8.85	$11.53	$11.02	$10.58

Total Return (%)	(21.6)	4.8	9.4	6.2	(c)
Ratio of operating expenses to average net assets (%) (d)	0.35	0.35	0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)(f)	N/A	0.36	0.37	0.66	(e)
Ratio of net investment income to average net assets (%) (g)	2.71	1.48	1.64	1.27	(e)
Portfolio turnover rate (%)	23	19	18	3	(e)
Net assets, end of period (000)	$666,028	$653,415	$255,011	$48,388

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	See Note 4 of the Notes to Financial Statements.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Conservative to Moderate Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although not all Portfolios are available to all such separate accounts and Qualified Plans. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Asset Allocation Portfolio had no capital loss carryforwards.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$10,130,632	$527,560	$6,855,010	$175,853	$—	$—	$16,985,642	$703,413

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$26,578,445	$5,859,016	$(203,811,378)	$—	$(171,373,917)

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolios record dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of Underlying Portfolios by the Asset Allocation Portfolio were $400,237,160 and $172,445,663, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$697,015	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated

MSF-13

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2008 to April 30, 2009, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2008 to April 30, 2009 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2008, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $47,344 for the Asset Allocation Portfolio. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $35,780. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $53,497. No expenses were deferred in 2008.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2008 are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2007	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 12/31/2008
MIST—BlackRock High Yield	1,711,246	826,942	223,823	2,314,365
MIST—BlackRock Large Cap Core	659,957	1,611,189	81,631	2,189,515
MIST—Clarion Global Real Estate	487,437	543,878	69,733	961,582
MIST—Dreman Small Cap Value	1,028,616	619,120	126,800	1,520,936
MIST—Harris Oakmark International	1,645,537	1,203,377	1,102,191	1,746,723
MIST—Lazard Mid-Cap	1,137,339	647,331	760,516	1,024,154
MIST—Legg Mason Value Equity	2,012,467	1,686,597	813,495	2,885,569
MIST—Lord Abbett Bond Debenture	1,126,717	459,632	125,906	1,460,443
MIST—Met/AIM Small Cap Growth	955,965	822,032	71,188	1,706,809
MIST—MFS Research International	0	3,207,341	101,993	3,105,348
MIST—PIMCO Inflation Protected	1,962,792	687,176	487,443	2,162,525
MIST—PIMCO Total Return	12,900,522	4,981,922	4,055,096	13,827,348
MSF—BlackRock Bond Income	708,054	262,824	207,092	763,786
MSF—BlackRock Large Cap Value	2,147,573	1,381,553	139,443	3,389,683
MSF—Davis Venture Value	989,296	695,844	74,678	1,610,462
MSF—FI Mid Cap Opportunities	664,957	512,249	465,488	711,718
MSF—Jennison Growth	1,079,609	845,038	122,559	1,802,088
MSF—Julius Baer International Stock	1,327,190	1,026,147	438,531	1,914,806
MSF—Met/Dimensional International Small Company	0	699,704	5,309	694,395
MSF—MetLife Stock Index	391,017	614,575	36,797	968,795
MSF—MFS Value	0	817,662	28,476	789,186
MSF—Neuberger Berman Mid Cap Value	1,389,087	830,377	908,042	1,311,422
MSF—Russell 2000 Index	499,994	380,057	60,442	819,609

MSF-14

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2007	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 12/31/2008
MSF—T. Rowe Price Large Cap Growth	1,325,671	1,137,539	136,178	2,327,032
MSF—Van Eck Global Natural Resources	0	700,685	5,458	695,227
MSF—Western Asset Mgt. Strategic Bond Opportunities	8,383,014	3,337,159	1,364,314	10,355,859
MSF—Western Asset Mgt. U.S. Government	2,285,551	856,353	803,926	2,337,978

Underlying Portfolio (Class A)	Realized Gain/(Loss) during Period	Capital Gains Distributions during Period	Dividend Income during Period	Ending Value as of 12/31/2008
MIST—BlackRock High Yield	$(240,300)	$0	$1,136,655	$13,446,459
MIST—BlackRock Large Cap Core	(256,565)	328,475	50,285	14,604,066
MIST—Clarion Global Real Estate	(253,033)	694,108	143,273	7,115,708
MIST—Dreman Small Cap Value	(111,196)	448,830	119,483	14,905,175
MIST—Harris Oakmark International	(7,150,958)	4,677,167	546,297	14,969,419
MIST—Lazard Mid-Cap	(1,991,867)	1,080,845	177,412	7,097,390
MIST—Legg Mason Value Equity	(1,678,015)	835,392	61,287	13,244,761
MIST—Lord Abbett Bond Debenture	(119,094)	230,753	665,297	14,224,716
MIST—Met/AIM Small Cap Growth	(275,433)	1,307,665	0	14,268,922
MIST—MFS Research International	(378,454)	0	0	23,010,632
MIST—PIMCO Inflation Protected	183,683	47,662	902,708	21,257,626
MIST—PIMCO Total Return	(589,241)	4,121,374	6,774,229	160,397,240
MSF—BlackRock Bond Income	(806,032)	0	4,380,560	78,288,115
MSF—BlackRock Large Cap Value	(518,859)	482,517	248,798	29,354,653
MSF—Davis Venture Value	(205,489)	199,611	479,524	34,995,340
MSF—FI Mid Cap Opportunities	(226,700)	0	58,272	6,704,379
MSF—Jennison Growth	(219,692)	1,252,447	363,197	14,074,307
MSF—Julius Baer International Stock	(2,428,191)	2,552,630	662,527	14,935,487
MSF—Met/Dimensional International Small Company	(2,655)	0	0	7,055,049
MSF—MetLife Stock Index	(201,113)	598,875	279,230	21,323,183
MSF—MFS Value	(74,826)	0	0	7,315,757
MSF—Neuberger Berman Mid Cap Value	(803,430)	342,499	238,469	14,425,645
MSF—Russell 2000 Index	(224,311)	365,718	93,222	7,286,325
MSF—T. Rowe Price Large Cap Growth	(182,563)	1,224,401	128,042	21,059,637
MSF—Van Eck Global Natural Resources	(4,147)	0	0	6,750,655
MSF—Western Asset Mgt. Strategic Bond Opportunities	(2,124,695)	673,055	4,561,814	106,976,028
MSF—Western Asset Mgt. U.S. Government	(384,949)	0	1,334,474	27,868,700

MSF-15

Metropolitan Series Fund, Inc.

MetLife Conservative To Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Conservative to Moderate Allocation Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from May 2, 2005 (commencement of operations ) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Conservative to Moderate Allocation Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from May 2, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2009

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-18

Metropolitan Series Fund, Inc.

MetLife Conservative To Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-19

Metropolitan Series Fund, Inc.

MetLife Conservative To Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-20

Metropolitan Series Fund, Inc.

MetLife Conservative To Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

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Metropolitan Series Fund, Inc. MetLife Mid Cap Stock Index Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the MetLife Mid Cap Stock Index Portfolio returned -36.2%, compared to its benchmark, the Standard & Poor’s MidCap 400 Index1, which returned -36.2%.

PORTFOLIO REVIEW

The S&P MidCap 400 Index had its first negative annual return in six years. During the first half of 2008, the S&P MidCap 400 Index returned -3.9%, primarily due to continued weakness in the economy, deteriorating financial market conditions and further credit tightening. The subprime mortgage crisis continued to weaken the housing market, and the ensuing liquidity crisis resulted in one of the worst financial crises in recent history. A few of the consequences included the collapse of Bear Stearns, the bankruptcy of Lehman Brothers, the sale of Merrill Lynch to Bank of America, and the government’s provision of credit assistance to Fannie Mae and Freddie Mac. Other major financial institutions that required rescues included AIG, Washington Mutual, and Wachovia.

During the second half of 2008, the S&P MidCap 400 Index returned -33.6%, primarily due to concerns that the financial crisis continued to exacerbate. In an effort to support the functioning of the financial markets, a $700 billion financial-rescue plan, also known as the Troubled Asset Relief Program (TARP), was initiated which included bailout loans and the purchasing of large quantities of agency debt and mortgage-backed securities by the Treasury Department. In addition, during the year, the Federal Open Market Committee (FOMC) lowered the Fed Funds Rate seven times from 4.25% to a target range of zero to 0.25%.

During the year, the price of oil rose from approximately $96 to a high of $145 per barrel in July, before plummeting to $45 per barrel by the end of the year, down approximately 54% from prior year-end. Oil prices fell from its highs due to decreased global oil demand and reduced investment speculation on oil futures by large financial institutions and hedge funds. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

All ten sectors comprising the S&P MidCap 400 Index experienced negative returns for the year. Utilities (7.9% beginning-of-year weight), down 20.3%, was the best relative performing sector. The next best relative performing sectors were Consumer Staples (3.2% beginning-of-year weight), down 24.4%; and Financials (15.4% beginning weight), down 26.8%. The Energy sector (9.9% beginning weight), down 57.1%, was the worst-performing sector. The next worst-performing sectors were Telecomm Services (0.7% beginning weight), down 50.2%; and Materials (7.1% beginning weight), down 44.6%. Information Technology (14.8% beginning weight), down 41.0%, provided the largest negative impact to the benchmark’s one-year return.

The stocks with the largest positive impact on the benchmark return for the year were Millennium Pharmaceuticals, up 66.2%; Southwestern Energy, up 65.3%; and CF Industries Holdings, up 35.9%. The stocks with the largest negative impact were Joy Global, down 64.7%; Denbury Resources, down 63.3%; and Hologic, down 61.9%. There were fifty-five additions and fifty-five deletions to the benchmark in 2008.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Standard & Poor’s (S&P) MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

Average Annual Returns as of December 31, 2008

	MetLife Mid Cap Stock Index Portfolio			S&P MidCap 400 Index
	Class A	Class B	Class E
1 Year	-36.2%	-36.4%	-36.3%	-36.2%
5 Year	-0.3	-0.5	-0.4	-0.1
Since Inception	2.1	1.7	1.4	2.5

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 1/2/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
MidCap SPDR Trust, Series 1	2.5%
Everest Re Group, Ltd.	0.7%
Vertex Pharmaceuticals, Inc.	0.7%
Health Care REIT, Inc.	0.6%
W.R. Berkley Corp.	0.6%
O’Reilly Automative, Inc.	0.6%
New York Community Bancorp, Inc.	0.6%
Martin Marietta Materials, Inc.	0.6%
MDU Resources Group, Inc.	0.6%
SAIC, Inc.	0.6%

Top Sectors

% of Equity Market Value
Financials	21.1%
Industrials	14.4%
Consumer Discretionary	14.1%
Information Technology	12.5%
Health Care	11.4%
Utilities	8.2%
Materials	6.8%
Energy	6.4%
Consumer Staples	4.5%
Telecommunication Services	0.6%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
MetLife Mid Cap Stock Index—Class A(a)	Actual	0.32%	$1,000.00	$664.62	$1.34
	Hypothetical	0.32%	$1,000.00	$1,023.51	$1.63

MetLife Mid Cap Stock Index—Class B(a)	Actual	0.57%	$1,000.00	$663.57	$2.38
	Hypothetical	0.57%	$1,000.00	$1,022.24	$2.90

MetLife Mid Cap Stock Index—Class E(a)	Actual	0.47%	$1,000.00	$663.84	$1.97
	Hypothetical	0.47%	$1,000.00	$1,022.75	$2.39

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—94.9% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.5%
Alliant Techsystems, Inc. (a) (b)	15,826	$1,357,238
BE Aerospace, Inc. (b)	48,118	370,027

		1,727,265

Airlines—0.4%
Airtran Holdings, Inc. (a) (b)	56,710	251,793
Alaska Air Group, Inc. (b)	17,516	512,343
JetBlue Airways Corp. (a) (b)	88,641	629,351

		1,393,487

Auto Components—0.6%
ArvinMeritor, Inc. (a)	35,704	101,756
BorgWarner, Inc.	56,017	1,219,490
Gentex Corp. (a)	67,574	596,679
Modine Manufacturing Co.	15,868	77,277

		1,995,202

Automobiles—0.1%
Thor Industries, Inc.	17,164	226,222

Beverages—0.5%
Hansen Natural Corp. (b)	35,772	1,199,435
PepsiAmericas, Inc.	27,717	564,318

		1,763,753

Biotechnology—0.9%
United Therapeutics Corp. (a) (b)	11,237	702,874
Vertex Pharmaceuticals, Inc. (b)	72,789	2,211,330

		2,914,204

Capital Markets—1.7%
Affiliated Managers Group, Inc. (b)	19,871	832,992
Apollo Investment Corp. (a)	68,800	640,528
Eaton Vance Corp.	56,133	1,179,354
Jefferies Group, Inc.	58,519	822,777
Raymond James Financial, Inc. (a)	46,661	799,303
SEI Investments Co.	64,539	1,013,908
Waddell & Reed Financial, Inc. (Class A)	41,021	634,185

		5,923,047

Chemicals—3.5%
Airgas, Inc.	39,162	1,526,926
Albemarle Corp.	44,125	983,988
Ashland Inc.	32,002	336,341
Cabot Corp.	31,648	484,214
Chemtura Corp. (b)	117,305	164,227
Cytec Industries, Inc.	22,791	483,625
Ferro Corp. (a)	21,160	149,178
FMC Corp.	35,808	1,601,692
Lubrizol Corp. (a)	32,536	1,183,985
Minerals Technologies, Inc.	9,066	370,799
Olin Corp.	37,193	672,450
RPM International, Inc.	62,268	827,542
Sensient Technologies Corp. (a)	23,388	558,505

Security Description	Shares	Value*

Chemicals—(Continued)
Terra Industries, Inc.	49,406	$823,598
The Scotts Miracle-Gro Co.	21,189	629,737
Valspar Corp.	48,273	873,259

		11,670,066

Commercial & Professional Services—1.8%
Clean Harbors, Inc. (b)	9,756	618,921
Copart, Inc. (a) (b)	30,641	833,129
Corrections Corp. of America (b)	60,809	994,835
Deluxe Corp.	24,737	370,066
Herman Miller, Inc. (a)	25,945	338,063
HNI Corp. (a)	21,409	339,119
Mine Safety Appliances Co. (a)	14,369	343,563
Rollins, Inc.	20,005	361,690
The Brink’s Co.	19,705	529,670
Waste Connections, Inc. (b)	38,563	1,217,434

		5,946,490

Commercial Banks—4.5%
Associated Banc-Corp (a)	61,781	1,293,076
BancorpSouth, Inc.	34,976	817,039
Bank Hawaii Corp.	23,081	1,042,569
Cathay General Bancorp (a)	23,949	568,789
City National Corp.	19,575	953,302
Commerce Bancshares, Inc.	31,908	1,402,357
Cullen/Frost Bankers, Inc.	28,698	1,454,415
FirstMerit Corp.	39,171	806,531
Fulton Financial Corp.	84,648	814,314
PacWest Bancorp (a)	11,842	318,550
SVB Financial Group (a) (b)	15,862	416,060
Synovus Financial Corp. (a)	135,825	1,127,347
TCF Financial Corp. (a)	55,741	761,422
The Colonial BancGroup, Inc. (a) (b)	97,928	202,711
Valley National Bancorp	65,279	1,321,900
Webster Finanical Corp.	25,505	351,459
Westamerica Bancorp (a)	13,974	714,770
Wilmington Trust Corp. (a)	32,936	732,497

		15,099,108

Communications Equipment—1.1%
3Com Corp. (a) (b)	196,525	448,077
ADC Telecommunications, Inc. (a) (b)	56,957	311,555
Adtran, Inc.	26,500	394,320
Avocent Corp. (a) (b)	21,670	388,110
CommScope, Inc. (a) (b)	34,041	528,997
F5 Networks, Inc. (a) (b)	38,532	880,841
Plantronics, Inc. (a)	23,639	312,035
Polycom, Inc. (a) (b)	40,260	543,913

		3,807,848

Computers & Peripherals—1.1%
Diebold, Inc.	31,977	898,234
Imation Corp. (a)	14,583	197,891
NCR Corp. (b)	76,336	1,079,391
Palm, Inc. (a) (b)	53,098	163,011

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Computers & Peripherals—(Continued)
Western Digital Corp. (b)	107,181	$1,227,223

		3,565,750

Construction & Engineering—1.9%
Dycom Industries, Inc. (b)	19,045	156,550
Granite Construction, Inc. (a)	15,918	699,278
KBR, Inc.	78,147	1,187,834
Quanta Services, Inc. (b)	95,447	1,889,851
The Shaw Group, Inc. (a) (b)	40,405	827,090
URS Corp. (b)	40,392	1,646,782

		6,407,385

Construction Materials—0.6%
Martin Marietta Materials, Inc. (a)	20,040	1,945,483

Consumer Finance—0.1%
AmeriCredit Corp. (a) (b)	56,253	429,773

Containers & Packaging—1.1%
AptarGroup, Inc. (a)	32,659	1,150,903
Greif, Inc.	16,492	551,328
Packaging Corp. of America	49,535	666,741
Sonoco Products Co.	48,244	1,117,331
Temple-Inland, Inc. (a)	51,524	247,315

		3,733,618

Distributors—0.2%
LKQ Corp. (a) (b)	67,624	788,496

Diversified Consumer Services—2.4%
Brink’s Home Security Holdings, Inc. (b)	19,705	431,934
Career Education Corp. (b)	35,588	638,449
Corinthian Colleges, Inc. (a) (b)	41,405	677,800
DeVry, Inc. (a)	29,801	1,710,875
ITT Educational Services, Inc. (a) (b)	15,162	1,440,087
Matthews International Corp.	14,787	542,387
Regis Corp.	20,898	303,648
Service Corp. International (a)	123,649	614,535
Sotheby’s (a)	32,552	289,387
Strayer Education, Inc. (a)	6,883	1,475,784

		8,124,886

Diversified Telecommunication Services—0.1%
Cincinnati Bell, Inc. (a) (b)	111,457	215,112

Electric Utilities—2.4%
DPL, Inc. (a)	56,097	1,281,256
Great Plains Energy, Inc.	57,528	1,112,016
Hawaiian Electric Industries, Inc. (a)	43,601	965,326
IDACORP, Inc. (a)	22,043	649,166
Northeast Utilities	75,320	1,812,199
NV Energy, Inc.	113,271	1,120,250
Westar Energy, Inc.	52,386	1,074,437

		8,014,650

Security Description	Shares	Value*

Electrical Equipment—1.7%
Ametek, Inc.	51,628	$1,559,682
Hubbell, Inc. (Class B)	27,150	887,262
Roper Industries, Inc. (a)	43,399	1,883,950
Thomas & Betts Corp. (b)	27,045	649,621
Woodward Governor Co.	26,385	607,383

		5,587,898

Electronic Equipment, Instruments & Components—2.1%
Arrow Electronics, Inc.	57,711	1,087,275
Avnet, Inc. (b)	72,878	1,327,108
Ingram Micro, Inc. (b)	79,745	1,067,786
Mettler Toledo International, Inc. (b)	16,217	1,093,026
National Instruments Corp. (a)	27,583	671,922
Tech Data Corp. (b)	24,196	431,657
Trimble Navigation, Ltd. (b)	57,832	1,249,749
Vishay Intertechnology, Inc. (b)	90,246	308,641

		7,237,164

Energy Equipment & Services—2.6%
Exterran Holdings, Inc. (a) (b)	31,303	666,754
FMC Technologies, Inc. (b)	60,489	1,441,453
Helix Energy Solutions Group, Inc. (a) (b)	44,433	321,695
Helmerich & Payne, Inc.	50,903	1,158,043
Oceaneering International, Inc. (b)	26,353	767,926
Patterson-UTI Energy, Inc.	74,797	860,913
Pride International, Inc. (b)	83,723	1,337,893
Superior Energy Services, Inc. (b)	37,504	597,439
Tidewater, Inc.	24,932	1,004,012
Unit Corp. (b)	22,862	610,873

		8,767,001

Food & Staples Retailing—0.4%
BJ’s Wholesale Club, Inc. (a) (b)	28,448	974,628
Ruddick Corp. (a)	18,932	523,470

		1,498,098

Food Products—1.8%
Corn Products International, Inc.	36,033	1,039,552
Flowers Foods, Inc.	38,137	929,017
Hormel Foods Corp.	33,914	1,054,047
Lancaster Colony Corp.	9,602	329,349
Ralcorp Holdings, Inc. (b)	27,256	1,591,750
Smithfield Foods, Inc. (a) (b)	57,480	808,744
Tootsie Roll Industries, Inc. (a)	12,528	320,842

		6,073,301

Gas Utilities—2.0%
AGL Resources, Inc.	37,143	1,164,433
Energen Corp.	34,690	1,017,458
National Fuel Gas Co.	38,277	1,199,218
ONEOK, Inc.	50,552	1,472,074
UGI Corp.	52,192	1,274,529
WGL Holdings, Inc. (a)	24,174	790,248

		6,917,960

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Equipment & Supplies—3.7%
Advanced Medical Optics, Inc. (a) (b)	25,198	$166,559
Beckman Coulter, Inc. (a)	30,317	1,332,129
Edwards Lifesciences Corp. (b)	26,928	1,479,694
Gen-Probe, Inc. (b)	26,304	1,126,863
Hill-Rom Holdings, Inc. (a)	30,239	497,734
Hologic, Inc. (a) (b)	123,950	1,620,026
IDEXX Laboratories, Inc. (a) (b)	28,813	1,039,573
Kinetic Concepts, Inc. (a) (b)	27,098	519,740
Masimo Corp. (b)	23,168	691,101
ResMed, Inc. (b)	36,615	1,372,330
STERIS Corp.	28,482	680,435
Teleflex, Inc.	19,212	962,521
Thoratec Corp. (a) (b)	27,126	881,324

		12,370,029

Health Care Providers & Services—2.6%
Community Health Systems, Inc. (b)	45,118	657,820
Health Management Associates, Inc. (Class A) (a) (b)	118,050	211,310
Health Net, Inc. (b)	50,160	546,242
Henry Schein, Inc. (b)	43,226	1,585,962
Kindred Healthcare, Inc. (b)	14,495	188,725
LifePoint Hospitals, Inc. (a) (b)	25,846	590,323
Lincare Holdings, Inc. (a) (b)	35,981	968,968
Omnicare, Inc. (a)	50,383	1,398,632
Psychiatric Solutions, Inc. (a) (b)	27,056	753,510
Universal Health Services, Inc. (Class B) (a)	24,508	920,766
VCA Antech, Inc. (a) (b)	40,941	813,907
Wellcare Group, Inc. (b)	20,175	259,450

		8,895,615

Health Care Technology—0.4%
Cerner Corp. (a) (b)	32,915	1,265,582

Hotels, Restaurants & Leisure—1.3%
Bob Evans Farms, Inc. (a)	14,851	303,406
Boyd Gaming Corp. (a) (b)	27,612	130,605
Brinker International, Inc.	49,265	519,253
Chipotle Mexican Grill, Inc. (Class A) (a) (b)	15,957	989,015
International Speedway Corp. (Class A) (a)	13,437	386,045
Life Time Fitness, Inc. (a) (b)	16,905	218,920
Scientific Games Corp. (a) (b)	31,451	551,650
The Cheesecake Factory (a) (b)	28,887	291,759
Wendy’s/Arby’s Group, Inc.	202,256	999,144

		4,389,797

Household Durables—1.7%
American Greetings Corp. (Class A) (a)	21,968	166,298
Blyth, Inc.	11,698	91,712
Furniture Brands International, Inc. (a) (b)	20,064	44,341
Hovnanian Enterprises, Inc. (Class A) (a) (b)	24,503	42,145
M.D.C. Holdings, Inc. (a)	17,790	539,037
Mohawk Industries, Inc. (a) (b)	27,139	1,166,163
NVR, Inc. (b)	2,639	1,204,044
Ryland Group, Inc. (a)	20,668	365,204

Security Description	Shares	Value*

Household Durables—(Continued)
Toll Brothers, Inc. (b)	63,025	$1,350,626
Tupperware Brands Corp.	29,989	680,750

		5,650,320

Household Products—1.0%
Church & Dwight Co., Inc. (a)	33,878	1,901,234
Energizer Holdings, Inc. (a) (b)	28,208	1,527,181

		3,428,415

Industrial Conglomerates—0.2%
Carisle Cos., Inc. (a)	29,511	610,878

Insurance—5.6%
American Financial Group, Inc.	36,329	831,208
Arthur J. Gallagher & Co.	45,957	1,190,746
Brown & Brown, Inc.	56,126	1,173,033
Everest Re Group, Ltd.	29,710	2,262,119
Fidelity National Financial, Inc. (a)	102,463	1,818,718
First American Corp.	44,925	1,297,883
HCC Insurance Holdings, Inc.	55,487	1,484,277
Horace Mann Educators Corp.	18,896	173,654
Mercury General Corp. (a)	17,220	791,948
Old Republic International Corp.	111,628	1,330,606
Protective Life Corp.	33,817	485,274
Reinsurance Group of America Inc	35,102	1,503,068
StanCorp Financial Group, Inc.	23,668	988,612
The Hanover Insurance Group, Inc.	24,711	1,061,832
Unitrin, Inc.	23,815	379,611
W.R. Berkley Corp.	67,083	2,079,573

		18,852,162

Internet & Catalog Retail—0.6%
Netflix, Inc. (a) (b)	20,151	602,313
priceline.com, Inc. (a) (b)	19,635	1,446,118

		2,048,431

Internet Software & Services—0.2%
Digital River, Inc. (b)	17,943	444,986
ValueClick, Inc. (b)	41,965	287,041

		732,027

IT Services—3.1%
Acxiom Corp. (b)	32,859	266,487
Alliance Data Systems Corp. (a) (b)	31,222	1,452,760
Broadridge Financial Solutions, Inc.	68,402	857,761
DST Systems, Inc. (a) (b) (c)	19,681	747,484
Gartner, Inc. (Class A) (b)	28,668	511,150
Global Payments, Inc. (a)	38,795	1,272,088
Lender Processing Services, Inc.	40,557	1,194,404
Mantech International Corp. (b)	10,107	547,698
Metavante Technologies, Inc. (a) (b)	43,420	699,496
NeuStar, Inc. (a) (b)	38,147	729,752
SAIC, Inc. (b)	98,070	1,910,404
SRA International, Inc. (b)	20,364	351,279

		10,540,763

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Leisure Equipment & Products—0.1%
Callaway Golf Co. (a)	31,241	$290,229

Life Sciences Tools & Services—1.9%
Affymetrix, Inc. (b)	33,961	101,543
Bio-Rad Laboratories, Inc. (b)	9,242	696,015
Charles River Laboratories International, Inc. (b)	32,741	857,814
Covance, Inc. (a) (b) (c)	30,615	1,409,209
Pharmaceutical Product Development, Inc.	57,035	1,654,585
Techne Corp. (b)	18,394	1,186,781
Varian, Inc. (b)	14,009	469,442

		6,375,389

Machinery—4.6%
AGCO Corp. (b)	44,382	1,046,971
Bucyrus International, Inc.	36,213	670,665
Crane Co.	23,442	404,140
Donaldson Co., Inc.	37,218	1,252,386
Federal Signal Corp.	22,929	188,247
Graco, Inc. (a)	28,790	683,187
Harsco Corp.	40,401	1,118,300
IDEX Corp. (a)	39,979	965,493
Joy Global, Inc.	52,141	1,193,507
Kennametal, Inc.	35,369	784,838
Lincoln Electric Holdings, Inc.	20,714	1,054,964
Nordson Corp. (a)	16,499	532,753
Oshkosh Corp.	36,005	320,084
Pentair, Inc.	47,712	1,129,343
SPX Corp.	26,328	1,067,600
Terex Corp.	45,908	795,127
Timkin Co.	41,102	806,832
Trinity Industries, Inc. (a)	38,475	606,366
Wabtec Corp.	23,456	932,376

		15,553,179

Marine—0.1%
Alexander & Baldwin, Inc.	20,005	501,325

Media—1.0%
Belo Corp. (Class A)	42,521	66,333
DreamWorks Animation SKG, Inc. (b)	37,278	941,642
Harte-Hanks, Inc. (a)	18,374	114,654
John Wiley & Sons, Inc. (a)	20,713	736,969
Lamar Advertising Co. (Class A) (a) (b)	36,744	461,505
Marvel Entertainment, Inc. (a) (b)	23,726	729,574
Scholastic Corp.	12,790	173,688

		3,224,365

Metals & Mining—1.3%
Carpenter Technology Corp.	21,326	438,036
Cliffs Natural Resources, Inc.	54,907	1,406,168
Commercial Metals Co.	55,050	653,443
Reliance Steel & Aluminum Co. (a)	30,849	615,129
Steel Dynamics, Inc.	78,226	874,567
Worthington Industries, Inc. (a)	28,979	319,349

		4,306,692

Security Description	Shares	Value*

Multi-Utilities—3.0%
Alliant Energy Corp.	53,430	$1,559,087
Black Hills Corp.	18,600	501,456
MDU Resources Group, Inc.	88,847	1,917,318
NSTAR	51,669	1,885,402
OGE Energy Corp.	44,884	1,157,109
PNM Resources, Inc. (a)	41,832	421,667
Puget Energy, Inc.	62,732	1,710,702
Vectren Corp.	39,174	979,742

		10,132,483

Multiline Retail—0.7%
99 Cents Only Stores (a) (b)	22,669	247,772
Dollar Tree, Inc. (a) (b) (c)	43,839	1,832,470
Saks, Inc. (a) (b)	68,728	301,029

		2,381,271

Office Electronics—0.2%
Zebra Technologies Corp. (Class A) (b)	30,665	621,273

Oil, Gas & Consumable Fuels—3.5%
Arch Coal, Inc.	69,110	1,125,802
Bill Barrett Corp. (b)	17,903	378,290
Cimarex Energy Co. (a)	40,283	1,078,779
Comstock Resources, Inc. (b)	22,261	1,051,832
Denbury Resources, Inc. (a) (b) (c)	119,508	1,305,027
Encore Aquisition Co. (b)	25,525	651,398
Forest Oil Corp. (a) (b)	46,982	774,733
Frontier Oil Corp.	50,263	634,822
Mariner Energy, Inc. (b)	42,984	438,437
Newfield Exploration Co. (b)	63,974	1,263,487
Overseas Shipholding Group, Inc.	12,200	513,742
Patriot Coal Corp. (a) (b)	30,696	191,850
Plains Exploration & Production Co. (b)	52,052	1,209,689
Quicksilver Resources, Inc. (a) (b)	54,085	301,253
Southern Union Co.	59,977	782,100

		11,701,241

Paper & Forest Products—0.0%
Louisiana-Pacific Corp. (a) (b)	43,972	68,596

Personal Products—0.4%
Alberto-Culver Co.	41,231	1,010,572
NBTY, Inc. (b)	26,521	415,053

		1,425,625

Pharmaceuticals—1.3%
Endo Pharmaceuticals Holdings, Inc. (b)	56,634	1,465,688
Medicis Pharmaceutical Corp. (a)	27,437	381,374
Perrigo Co. (a)	37,561	1,213,596
Sepracor, Inc. (a) (b)	52,667	578,284
Valeant Pharmaceuticals International (a) (b)	39,425	902,832

		4,541,774

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Professional Services—1.1%
FTI Consulting, Inc. (a) (b)	24,583	$1,098,368
Kelly Services, Inc. (Class A)	13,284	172,825
Korn/Ferry International (b)	21,647	247,209
Manpower, Inc.	37,715	1,281,933
MPS Group, Inc. (b)	44,659	336,282
Navigant Consulting, Inc. (b)	22,639	359,281
The Corporate Executive Board Co.	16,463	363,174

		3,859,072

Real Estate Investment Trusts—6.7%
Alexandria Real Estate Equities, Inc. (a)	15,591	940,761
AMB Property Corp.	47,645	1,115,846
BRE Properties, Inc. (a)	24,717	691,582
Camden Property Trust (a)	25,765	807,475
Cousins Properties, Inc. (a)	21,128	292,623
Duke Realty Corp. (a)	71,288	781,316
Equity One, Inc. (a)	15,948	282,280
Essex Property Trust, Inc. (a)	12,963	994,910
Federal Realty Investment Trust (a)	28,529	1,771,080
Health Care REIT, Inc. (a)	50,047	2,111,983
Highwoods Properties, Inc.	30,751	841,347
Hospitality Properties Trust (a)	45,464	676,050
Liberty Property Trust	47,484	1,084,060
Mack-Cali Realty Corp.	31,869	780,790
Nationwide Health Properties, Inc.	48,061	1,380,312
Omega Healthcare Investors, Inc.	39,822	635,957
Potlatch Corp.	19,118	497,259
Rayonier, Inc.	38,132	1,195,438
Realty Income Corp. (a)	50,440	1,167,686
Regency Centers Corp. (a)	33,864	1,581,449
SL Green Realty Corp	27,595	714,711
The Macerich Co. (a)	36,819	668,633
UDR, Inc. (a)	65,878	908,458
Weingarten Realty Investors (a)	37,484	775,544

		22,697,550

Real Estate Management & Development—0.1%
Jones Lang LaSalle, Inc. (a)	16,691	462,341

Road & Rail—0.9%
Con-Way, Inc. (a)	22,168	589,669
J.B. Hunt Transport Services, Inc. (a)	39,623	1,040,896
Kansas City Southern (a) (b)	44,163	841,305
Werner Enterprises, Inc. (a)	20,615	357,464
YRC Worldwide, Inc. (a) (b)	28,664	82,266

		2,911,600

Semiconductors & Semiconductor Equipment—1.6%
Atmel Corp. (b) (c)	216,705	678,287
Cree, Inc. (a) (b)	42,729	678,109
Fairchild Semiconductor International, Inc. (b)	60,049	293,639
Integrated Device Technology, Inc. (b)	81,770	458,730
International Rectifier Corp. (b)	35,256	475,956
Intersil Corp.	59,420	546,070
Lam Research Corp. (b)	60,445	1,286,269

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
RF Micro Devices, Inc. (a) (b)	127,287	$99,284
Semtech Corp. (b)	29,225	329,366
Silicon Laboratories, Inc. (a) (b)	22,378	554,527

		5,400,237

Software—2.4%
ACI Worldwide, Inc. (a) (b)	16,887	268,503
Advent Software, Inc. (a) (b)	8,076	161,278
Ansys, Inc. (b)	43,393	1,210,231
Cadence Design Systems, Inc. (b)	125,900	460,794
FactSet Research Systems, Inc. (a)	20,394	902,231
Fair Isaac Corp. (a)	23,451	395,384
Jack Henry & Associates, Inc.	40,884	793,558
Macrovision Solutions Corp. (b)	40,359	510,541
Mentor Graphics Corp. (b)	44,679	230,990
Parametric Technology Corp. (b)	56,211	711,069
Sybase, Inc. (a) (b)	39,210	971,232
Synopsys, Inc. (b)	69,705	1,290,937
Wind River Systems, Inc. (b)	32,827	296,428

		8,203,176

Specialty Retail—4.1%
Advance Auto Parts, Inc.	45,807	1,541,406
Aeropostale, Inc. (a) (b)	32,323	520,400
American Eagle Outfitters, Inc.	99,732	933,492
AnnTaylor Stores Corp. (a) (b)	27,639	159,477
Barnes & Noble, Inc.	17,829	267,435
Carmax, Inc. (a) (b)	106,634	840,276
Chico’s FAS, Inc. (a) (b)	85,766	358,502
Coldwater Creek, Inc. (a) (b)	22,938	65,373
Collective Brands, Inc. (b)	30,844	361,492
Dick’s Sporting Goods, Inc. (a) (b)	41,159	580,753
Foot Locker, Inc. (a)	74,942	550,074
Guess?, Inc.	29,135	447,222
J. Crew Group, Inc. (a) (b)	25,087	306,061
O’Reilly Automotive, Inc. (a) (b)	65,075	2,000,406
Pacific Sunwear of California, Inc. (b)	31,776	50,524
PetSmart, Inc.	61,494	1,134,564
Rent-A-Center, Inc. (b)	32,297	570,042
Ross Stores, Inc. (a)	62,589	1,860,771
Urban Outfitters, Inc. (b)	55,168	826,417
Williams-Sonoma, Inc.	41,902	329,350

		13,704,037

Textiles, Apparel & Luxury Goods—0.6%
Hanesbrands, Inc. (a) (b)	45,221	576,568
Phillips-Van Heusen Corp.	24,894	501,116
The Warnaco Group, Inc. (b)	22,555	442,754
Timberland Co. (Class A) (b)	22,260	257,103
Under Armour, Inc. (a) (b)	17,645	420,657

		2,198,198

Thrifts & Mortgage Finance—1.3%
Astoria Financial Corp.	38,954	641,962
First Niagara Financial Group, Inc.	57,345	927,269

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Thrifts & Mortgage Finance—(Continued)
New York Community Bancorp, Inc. (a)	166,501	$1,991,352
The PMI Group, Inc. (a)	33,563	65,448
Washington Federal, Inc.	42,560	636,697

		4,262,728

Tobacco—0.1%
Universal Corp.	12,088	361,069

Trading Companies & Distributors—0.5%
GATX Corp. (a)	23,559	729,622
MSC Industrial Direct Co. (a)	21,680	798,474
United Rentals, Inc. (a) (b)	28,973	264,234

		1,792,330

Water Utilities—0.4%
Aqua America, Inc. (a)	65,386	1,346,298

Wireless Telecommunication Services—0.5%
Telephone & Data Systems, Inc.	51,496	1,634,998

Total Common Stock (Identified Cost $446,652,221)		320,514,362

Mutual Funds—2.5%

Exchange Traded Funds—2.5%
MidCap SPDR Trust, Series 1 (a)	85,800	8,336,328

Total Mutual Funds (Identified Cost $8,143,519)		8,336,328

Short Term Investments—19.5%
Security Description	Face Amount/Shares	Value*

Discount Notes—2.2%
Federal Home Loan Bank 0.120%, 03/25/09	$6,525,000	$6,523,797
2.400%, 01/27/09	575,000	574,950
Federal Home Loan Mortgage Corp. 1.100%, 02/27/09	450,000	449,929

		7,548,676

Mutual Funds—17.3%
State Street Navigator Securities Lending Prime Portfolio (d)	58,387,185	58,387,185

Total Short Term Investments (Identified Cost $65,935,861)		65,935,861

Total Investments—116.9% (Identified Cost $520,731,601) (e)		394,786,551
Liabilities in excess of other assets		(57,083,075)

Total Net Assets—100%		$337,703,476

(a)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $58,635,014 and the collateral received consisted of cash in the amount of $58,387,185 and non-cash collateral with a value of $160,090. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	A portion or all of the security was pledged as collateral against open futures contracts.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $531,813,089 and the composition of unrealized appreciation and depreciation of investment securities was $16,418,496 and $(153,445,034), respectively.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2008	Net Unrealized Appreciation
S&P MidCap 400 Index Futures	3/19/2009	27	$6,647,535	$7,252,200	$604,665

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$387,237,875	$604,665
Level 2 - Other Significant Observable Inputs	7,548,676	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$394,786,551	$604,665

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$394,786,551
Cash		56,936
Receivable for:
Securities sold		4,127,150
Fund shares sold		1,244,794
Accrued interest and dividends		528,621
Futures variation margin		159,300

Total Assets		400,903,352
Liabilities
Payable for:
Securities purchased	$4,531,945
Fund shares redeemed	150,321
Collateral for securities loaned	58,387,185
Accrued expenses:
Management fees	64,163
Service and distribution fees	30,542
Other expenses	35,720

Total Liabilities		63,199,876

Net Assets		$337,703,476

Net assets consists of:
Capital paid in		$455,115,680
Undistributed net investment income		6,345,944
Accumulated net realized gains		1,582,237
Unrealized depreciation on investments and futures contracts		(125,340,385)

Net Assets		$337,703,476

Computation of offering price:
Class A
Net asset value and redemption price per share ($166,318,707 divided by 19,216,422 shares outstanding)		$8.66

Class B
Net asset value and redemption price per share ($133,389,911 divided by 15,544,490 shares outstanding)		$8.58

Class E
Net asset value and redemption price per share ($37,994,858 divided by 4,411,798 shares outstanding)		$8.61

(a) Identified cost of investments		$520,731,601

(b) Includes cash collateral for securities loaned of		$58,387,185

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$6,798,936
Interest		1,508,872 (a)

		8,307,808

Expenses
Management fees	$1,126,832
Service and distribution fees—Class B	418,607
Service and distribution fees—Class E	83,142
Directors’ fees and expenses	31,901
Custodian	59,372
Audit and tax services	36,941
Legal	7,730
Printing	154,405
Insurance	6,326
Miscellaneous	37,758

Total expenses	1,963,014
Management fee waivers	(31,551)	1,931,463

Net Investment Income		6,376,345

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	10,379,246
Futures contracts—net	(5,959,365)	4,419,881

Change in unrealized appreciation (depreciation) on:
Investments—net	(198,697,141)
Futures contracts—net	1,351,070	(197,346,071)

Net loss		(192,926,190)

Net Decrease in Net Assets From Operations		$(186,549,845)

(a)	Includes income on securities loaned of $1,274,182.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$6,376,345	$6,587,026
Net realized gain	4,419,881	43,367,240
Unrealized depreciation	(197,346,071)	(12,744,287)

Increase (decrease) in net assets from operations	(186,549,845)	37,209,979

From Distributions to Shareholders
Net investment income
Class A	(3,331,452)	(2,158,318)
Class B	(1,939,614)	(960,456)
Class E	(718,470)	(460,789)

	(5,989,536)	(3,579,563)

Net realized gain
Class A	(21,955,683)	(11,564,986)
Class B	(16,021,212)	(7,352,063)
Class E	(5,395,059)	(3,023,339)

	(43,371,954)	(21,940,388)

Total distributions	(49,361,490)	(25,519,951)

Increase in net assets from capital share transactions	33,833,678	38,567,976

Net increase (decrease) in net assets	(202,077,657)	50,258,004

Net Assets
Beginning of the period	539,781,133	489,523,129

End of the period	$337,703,476	$539,781,133

Undistributed Net Investment Income
End of the period	$6,345,944	$6,173,508

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	3,116,329	$34,566,629	4,340,847	$66,856,252
Reinvestments	1,909,904	25,287,135	896,362	13,723,304
Redemptions	(4,299,649)	(51,736,068)	(4,618,014)	(70,812,369)

Net increase	726,584	$8,117,696	619,195	$9,767,187

Class B
Sales	3,550,445	$38,773,209	3,748,247	$57,206,524
Reinvestments	1,365,842	17,960,826	546,158	8,312,519
Redemptions	(2,254,985)	(27,817,619)	(2,270,652)	(34,591,355)

Net increase	2,661,302	$28,916,416	2,023,753	$30,927,688

Class E
Sales	471,315	$5,014,481	632,527	$9,674,075
Reinvestments	463,497	6,113,529	228,318	3,484,128
Redemptions	(1,196,453)	(14,328,444)	(1,001,707)	(15,285,102)

Net decrease	(261,641)	$(3,200,434)	(140,862)	$(2,126,899)

Increase derived from capital share transactions		$33,833,678		$38,567,976

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$15.03	$14.64	$14.43	$13.71	$11.90

Income From Investment Operations
Net investment income	0.18 (a)	0.20 (a)	0.18	0.15	0.11
Net realized and unrealized gain (loss) of investments	(5.12)	0.95	1.27	1.40	1.79

Total from investment operations	(4.94)	1.15	1.45	1.55	1.90

Less Distributions
Distributions from net investment income	(0.19)	(0.12)	(0.19)	(0.10)	(0.06)
Distributions from net realized capital gains	(1.24)	(0.64)	(1.05)	(0.73)	(0.03)

Total distributions	(1.43)	(0.76)	(1.24)	(0.83)	(0.09)

Net Asset Value, End of Period	$8.66	$15.03	$14.64	$14.43	$13.71

Total Return (%)	(36.2)	7.8	10.1	12.3	16.0
Ratio of operating expenses to average net assets (%)	0.32	0.31	0.33	0.34	0.35
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.33	0.32	0.34	0.34	N/A
Ratio of net investment income to average net assets (%)	1.52	1.33	1.28	1.18	0.85
Portfolio turnover rate (%)	33	37	34	33	42
Net assets, end of period (000)	$166,319	$277,839	$261,588	$232,461	$197,642

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.91	$14.53	$14.32	$13.61	$11.83

Income From Investment Operations
Net investment income	0.15 (a)	0.16 (a)	0.14	0.11	0.06
Net realized and unrealized gain (loss) of investments	(5.09)	0.94	1.26	1.40	1.79

Total from investment operations	(4.94)	1.10	1.40	1.51	1.85

Less Distributions
Distributions from net investment income	(0.15)	(0.08)	(0.14)	(0.07)	(0.04)
Distributions from net realized capital gains	(1.24)	(0.64)	(1.05)	(0.73)	(0.03)

Total distributions	(1.39)	(0.72)	(1.19)	(0.80)	(0.07)

Net Asset Value, End of Period	$8.58	$14.91	$14.53	$14.32	$13.61

Total Return (%)	(36.4)	7.5	9.8	12.0	15.7
Ratio of operating expenses to average net assets (%)	0.57	0.56	0.58	0.59	0.60
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.58	0.57	0.59	0.59	N/A
Ratio of net investment income to average net assets (%)	1.29	1.07	1.03	0.94	0.61
Portfolio turnover rate (%)	33	37	34	33	42
Net assets, end of period (000)	$133,390	$192,044	$157,773	$111,361	$64,207

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.96	$14.57	$14.37	$13.65	$11.86

Income From Investment Operations
Net investment income	0.17 (a)	0.18 (a)	0.17	0.14	0.08
Net realized and unrealized gain (loss) of investments	(5.12)	0.95	1.24	1.39	1.79

Total from investment operations	(4.95)	1.13	1.41	1.53	1.87

Less Distributions
Distributions from net investment income	(0.16)	(0.10)	(0.16)	(0.08)	(0.05)
Distributions from net realized capital gains	(1.24)	(0.64)	(1.05)	(0.73)	(0.03)

Total distributions	(1.40)	(0.74)	(1.21)	(0.81)	(0.08)

Net Asset Value, End of Period	$8.61	$14.96	$14.57	$14.37	$13.65

Total Return (%)	(36.3)	7.7	9.9	12.2	15.9
Ratio of operating expenses to average net assets (%)	0.47	0.46	0.48	0.49	0.50
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.48	0.47	0.49	0.49	N/A
Ratio of net investment income to average net assets (%)	1.36	1.18	1.12	1.03	0.71
Portfolio turnover rate (%)	33	37	34	33	42
Net assets, end of period (000)	$37,995	$69,898	$70,162	$66,712	$62,530

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Mid Cap Stock Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-16

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls

MSF-17

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had no capital loss carryforwards.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$9,455,092	$5,524,511	$39,906,398	$19,995,440	$—	$—	$49,361,490	$25,519,951

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$6,345,944	$15,083,089	$(137,026,538)	$—	$(115,597,505)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(1,814,699)

MSF-18

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$148,392,845	$0	$152,342,140

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.25% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2008 were $1,126,832.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2008 were $103,669.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2008 to April 30, 2009, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. A similar expense agreement was in place for the period May 1, 2007 through April 30, 2008. Amounts waived for the year ended December 31, 2008 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is

MSF-19

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-20

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Mid Cap Stock Index Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Mid Cap Stock Index Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2009

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-22

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-23

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-24

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-25

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-26

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-27

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. MetLife Moderate Allocation Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the MetLife Moderate Allocation Portfolio returned -28.4% compared to the -37.3% return of the Wilshire 5000 Stock Index 1 and the 2.4% return of the Barclays Capital U.S. Universal Bond Index2. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate Allocation Portfolio currently consists of an 8% allocation to the Barclays Capital 1 to 3 Year Government Bond Index3, a 32% allocation to the Barclays Capital U.S. Universal Bond Index, a 45% allocation to the Wilshire 5000 Stock Index, and a 15% allocation to the Morgan Stanley Capital International EAFE Index4. During the twelve-month period ended December 31, 2008, the blended benchmark returned -23.9%.

ECONOMIC AND MARKET REVIEW

The first half of 2008 was highlighted by growing concerns about the economy due to the emerging credit crisis, rising unemployment, falling consumer confidence, a struggling housing sector, and skyrocketing food and energy prices. The forced sale of Bear Stearns in March to JP Morgan at first appeared to be an isolated event, but would prove to be a harbinger of things to come. The Federal Reserve was aggressive early in the year to revive the economy when they cut their target rate several times to bring it down from 4.25% to 2.00% by early May. They held rates steady in subsequent meetings through the summer as they tried to balance the danger of the economy falling into a recession against their desire to control growing inflation pressures.

However, the evidence of a weakening economy (especially falling real estate prices and the impact of the sub-prime mortgage crisis) gained momentum during the summer, climaxing in the extraordinary events of September and October that saw the government’s provision of credit assistance to Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, and the failure of Washington Mutual. The U.S. government and governments around the world took massive fiscal and monetary actions to stabilize the capital markets, restore liquidity to the clogged credit pipeline, and to stimulate the economy. These efforts continue as we move into 2009. Although we now know that the recession began a year ago in December 2007, the recession intensified during the last months of 2008: unemployment rose sharply as companies made massive layoffs, housing prices and sales continued to fall, retail sales fell, and, in a bit of good news / bad news, oil prices fell nearly $100 per barrel in response in expectation of lower global demand. The incoming administration of Barack Obama faces what most pundits call the largest economic crisis since the Great Depression.

During the first half of 2008, bond returns fluctuated as investors’ concerns changed from a weakening economy to inflation pressures fueled by soaring energy prices. Bonds eked out modestly positive total return of 1.1% for the January to June period as measured by the Barclays Capital U.S. Aggregate Bond Index5. During the second half of the year, the weak economy drove yields down and credit spreads wider as investors sought refuge in the safety of treasury securities. This resulted in mixed returns for bonds. Treasury bonds returned over 13% for the full year, while investment grade corporate bonds were down nearly 5%. High yield bonds were down over 26% for the year with most of the decline occurring in the second half of the year. While most credit based bonds recovered somewhat in December, it was not enough to reverse the earlier losses.

U.S. common stocks suffered their worst calendar year decline in over seventy years during 2008 as measured by the -37.0% return of the Standard & Poor’s 500 Index6. Growing expectations for a deep and long recession and a sharp drop in corporate earnings drove stock prices lower. The total collapse of several high profile financial firms pulled the indices down further. While there was very little difference in the return by style within large cap stocks, growth fell more than value at the mid cap and small cap segments. There was little difference in return by capitalization. By sector, Financials and Materials were down the most, while Consumer Staples held up better on a relative basis. Energy, which was up nearly 9% in the first half of the year, fell 40% in the second half to finish the year down almost 35%. Foreign stocks were also down sharply for the year, falling over 43% as measured by the MSCI EAFE Index. Emerging markets were down 53.3% as measured by the MSCI Emerging Markets Index7.

PORTFOLIO REVIEW

The MetLife Moderate Allocation Portfolio is a “fund of funds” consisting of other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund with a broad allocation goal of 60% in equities and 40% in fixed income. The most significant change in strategy during the first half of 2008 was an increase in the asset class goal for foreign stocks from 20% of total equities to 25% of total equities. For this Portfolio, this resulted in a change in the goal for foreign stocks from 12% to 15%. There were also several small adjustments to the underlying portfolio targets that were part of the annual review and restructuring. We initiated positions in two new portfolios during the fourth quarter to add further diversification: a 2% position in the Met/Dimensional International Small Company Portfolio and a 1% position in the Van Eck Global Natural Resources Portfolio.

The Portfolio was structured to be diversified across a wide variety of asset classes to add value over the long term. However, for most of 2008, investors shunned risk and rewarded only what they perceived to be the safest investments.

The Portfolio’s fixed income portfolios had a large negative impact on relative performance as the Portfolio’s underlying bond portfolios held higher positions in credit based bonds (and less in Treasury securities) than is held in the broad bond indices. In particular, the Lord Abbett Bond Debenture Portfolio, the Western Asset Management Strategic Bond Opportunities Portfolio, and the

MSF-2

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

BlackRock High Yield Portfolio were down sharply relative to the broad index because of their high yield bond and other credit exposure. Overall high yield exposure was about 5% of the portfolio, which was in line with our target of 5%. WAM Strategic was also adversely impacted by its significant exposure to Non-Agency Mortgage Backed Securities, which were down sharply in response to the credit crisis. The PIMCO Inflation Protected Bond Portfolio, which did well in the first half when inflation expectations were still prevalent, had a large negative impact in the second half of the year as inflation expectations lessened because of the weak economy and falling oil prices. In fact, during 2008 inflation grew at its lowest rate in over fifty years.

Within the equity sector, a cumulative overweight in the Financials and Materials sectors and an underweight to the Consumer Staples sector detracted from relative performance during the full year. Certain Portfolios led a positive impact on relative performance. Dreman Small Cap Value Portfolio, although down over 25% for the year, held up better due to an overweight in the Consumer Staples sector and good overall stock selection, especially in the Health Care sector. BlackRock Large Cap Value Portfolio added to relative performance mostly due to stock selection in the Financials sector by avoiding many of the high profile blowups. MFS Value Portfolio also outperformed for the year, helped by an underweight and good stock selection in the generally struggling Information Technology sector. They avoided poorer performing stocks such as Apple, Google, and Mircosoft and owned better performing alternatives such as Accenture, Oracle, and IBM.

The Legg Mason Value Equity Portfolio was hurt in the first half of the year by its lack of exposure to the strong energy sector, but it continued to struggle in the second half even though the portfolio managers’ concerns about the sustainability of the high energy prices proved to be correct. The portfolio was also hurt by its exposure to several of the high profile financial stocks. Neuberger Berman Mid Cap Value Portfolio, one of the strongest performing portfolios in the first half of the year due to its energy exposure, struggled in the second half of the year for the same reason. It also was hurt by its exposure to Bear Stearns and poor overall stock selection in the Industrial sector. For example Chicago Bridge & Iron, Terex Corp., and McDermott International were all large positions that each fell over 70% for the year. FI Mid Cap Opportunities Portfolio was also hurt by its energy exposure in the second half and by overall poor stock selection, especially in the Financials (holding Brazilian brokerage firm BM&F Bovespa) and Industrials (holding engineering firm Flowserve) sectors.

Despite the recent poor performance of the Portfolio, we will continue to take a long term view to provide a well diversified portfolio to meet long term objectives.

* The views expressed above are those of the advisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data.

2 The Barclays Capital U.S. Universal Bond Index (formerly, Lehman Brothers U.S. Universal Bond Index) represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. The index itself remains unchanged since Barclays assumed responsibility for the index from Lehman.

3 The Barclays Capital 1 to 3 Year Government Bond Index (formerly, Lehman Brothers 1 to 3 Year Government Bond Index) includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The index itself remains unchanged since Barclays assumed responsibility for the index from Lehman.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

5 Barclays Capital U.S. Aggregate Bond Index (formerly, Lehman Brothers U.S. Aggregate Bond Index) includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The index itself remains unchanged since Barclays assumed responsibility for the index from Lehman.

6 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

7 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of January 2009 the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO

THE WILSHIRE 5000 STOCK INDEX AND THE BARCLAYS

CAPITAL U.S. UNIVERSAL BOND INDEX

Average Annual Returns as of December 31, 2008

	MetLife Moderate Allocation Portfolio		Wilshire 5000 Stock Index	Barclays Capital U.S. Universal Bond Index
	Class A	Class B
1 Year	-28.4%	-28.6%	-37.3%	2.4%
Since Inception	-2.5	-2.7	-4.2	4.3

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Met Investors Series Trust —PIMCO Total Return Portfolio, (Class A)	21.3%
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	9.9%
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	6.8%
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	6.1%
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	5.0%
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	4.1%
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	3.9%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	3.9%
Met Investors Series Trust —MFS Research International Portfolio, (Class A)	3.3%
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	3.1%

MSF-4

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses paid During Period* July 1, 2008 to December 31, 2008
MetLife Moderate Allocation—Class A(a)(b)	Actual	0.74%	$1,000.00	$773.48	$3.30
	Hypothetical	0.74%	$1,000.00	$1,021.37	$3.76

MetLife Moderate Allocation—Class B(a)(b)	Actual	0.99%	$1,000.00	$772.14	$4.41
	Hypothetical	0.99%	$1,000.00	$1,020.10	$5.03

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2008

Mutual Funds—100.0% of Total Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Met Investors Series Trust—BlackRock High Yield Portfolio, (Class A)	3,300,112	$19,173,650
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	9,404,294	62,726,640
Met Investors Series Trust—Clarion Global Real Estate Portfolio, (Class A)	2,751,332	20,359,859
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	6,531,052	64,004,305
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	7,430,284	63,677,533
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	8,796,587	60,960,345
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	12,383,809	56,841,683
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	4,165,267	40,569,700
Met Investors Series Trust—Met/AIM Small Cap Growth Portfolio, (Class A)	4,885,359	40,841,598
Met Investors Series Trust—MFS Research International Portfolio, (Class A)	9,145,240	67,766,229
Met Investors Series Trust—PIMCO Inflation Protected Bond Portfolio, (Class A)	2,053,173	20,182,695
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	37,601,754	436,180,352
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	14,545,906	125,967,547
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	6,454,444	140,255,075
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	4,081,201	38,444,916
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	10,320,648	80,604,265
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	10,821,987	84,411,498
Metropolitan Series Fund, Inc.—Met/Dimensional International Small Co. Portfolio, (Class A)	3,957,683	40,210,058
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	4,623,753	101,768,813
Metropolitan Series Fund, Inc.—MFS Value Portfolio, (Class A)	4,519,203	41,893,015
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	5,633,793	61,971,725
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	4,694,143	41,730,932
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	8,883,274	80,393,625
Metropolitan Series Fund, Inc.—Van Eck Global Natural Resources Portfolio, (Class A)	1,981,360	19,239,009
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	19,671,763	203,209,308

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	3,326,178	$39,648,042

Total Mutual Funds (Identified Cost $2,866,123,272)		2,053,032,417

Total Investments—100.0% (Identified Cost $2,866,123,272) (a)		2,053,032,417
Liabilities in excess of other assets		(527,507)

Total Net Assets—100%		$2,052,504,910

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $2,901,251,357 and the composition of unrealized appreciation and depreciation of investment securities was $686,507 and $(848,905,447), respectively.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$2,053,032,417	$0
Level 2 - Other Significant Observable Inputs	0	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$2,053,032,417	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a)		$2,053,032,417
Receivable for:
Fund shares sold		1,653,077

Total Assets		2,054,685,494
Liabilities
Payable for:
Securities purchased	$504,050
Fund shares redeemed	1,149,027
Accrued expenses:
Management fees	114,440
Service and distribution fees	386,054
Other expenses	27,013

Total Liabilities		2,180,584

Net Assets		$2,052,504,910

Net assets consists of:
Capital paid in		$2,794,421,000
Undistributed net investment income		69,743,832
Accumulated net realized gains		1,430,933
Unrealized depreciation on investments		(813,090,855)

Net Assets		$2,052,504,910

Computation of offering price:
Class A
Net asset value and redemption price per share ($135,501,225 divided by 16,137,348 shares outstanding)		$8.40

Class B
Net asset value and redemption price per share ($1,917,003,685 divided by 229,090,225 shares outstanding)		$8.37

(a) Identified cost of investments		$2,866,123,272

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends from Underlying Portfolios		$55,404,245

Expenses
Management fees	$1,526,885
Service and distribution fees—Class B	5,364,206
Directors’ fees and expenses	627
Custodian	29,124
Audit and tax services	16,423
Legal	41,235
Miscellaneous	7,806

Total expenses		6,986,306

Net Investment Income		48,417,939

Realized and Unrealized Gain (Loss)
Realized loss on:
Investments—net	(67,899,871)
Capital gains distributions from Underlying Portfolios	91,815,861	23,915,990

Change in unrealized depreciation on:
Investments—net		(840,802,629)

Net loss		(816,886,639)

Net Decrease in Net Assets From Operations		$(768,468,700)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$48,417,939	$14,011,159
Net realized gain	23,915,990	33,713,558
Change in unrealized depreciation	(840,802,629)	(8,525,018)

Increase (decrease) in net assets from operations	(768,468,700)	39,199,699

From Distributions to Shareholders
Net investment income
Class A	(1,707,777)	(269,562)
Class B	(16,837,058)	(80,033)

	(18,544,835)	(349,595)

Net realized gain
Class A	(2,079,033)	(186,620)
Class B	(27,731,626)	(1,440,592)

	(29,810,659)	(1,627,212)

Total distributions	(48,355,494)	(1,976,807)

Increase in net assets from capital share transactions	569,780,663	1,521,410,561

Net increase (decrease) in net assets	(247,043,531)	1,558,633,453

Net Assets
Beginning of the period	2,299,548,441	740,914,988

End of the period	$2,052,504,910	$2,299,548,441

Undistributed Net Investment Income
End of the period	$69,743,832	$18,365,862

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	5,929,445	$60,103,528	9,488,879	$113,112,140
Reinvestments	332,468	3,786,810	37,983	456,182
Redemptions	(4,450,258)	(45,069,747)	(3,027,315)	(36,051,074)

Net increase	1,811,655	$18,820,591	6,499,547	$77,517,248

Class B
Sales	67,701,797	$711,917,005	132,914,022	$1,582,814,963
Reinvestments	3,919,849	44,568,684	126,824	1,520,625
Redemptions	(20,422,997)	(205,525,617)	(11,830,433)	(140,442,275)

Net increase	51,198,649	$550,960,072	121,210,413	$1,443,893,313

Increase derived from capital share transactions		$569,780,663		$1,521,410,561

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$12.00	$11.52	$10.82	$10.00

Income From Investment Operations
Net investment income	0.25 (b)	0.17 (b)	0.24	0.04
Net realized and unrealized gain (loss) of investments	(3.59)	0.36	1.04	0.83

Total from investment operations	(3.34)	0.53	1.28	0.87

Less Distributions
Distributions from net investment income	(0.12)	(0.03)	(0.24)	(0.05)
Distributions from net realized capital gains	(0.14)	(0.02)	(0.34)	0.00

Total distributions	(0.26)	(0.05)	(0.58)	(0.05)

Net Asset Value, End of Period	$8.40	$12.00	$11.52	$10.82

Total Return (%)	(28.4)	4.5	12.2	8.7	(c)
Ratio of operating expenses to average net assets (%) (d)	0.07	0.09	0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)(f)	N/A	N/A	0.11	0.29	(e)
Ratio of net investment income to average net assets (%) (g)	2.38	1.44	1.67	1.57	(e)
Portfolio turnover rate (%)	24	14	19	1	(e)
Net assets, end of period (000)	$135,501	$171,934	$90,126	$21,245

	Class B
	Year ended December 31,
	2008	2007		2006	2005(a)
Net Asset Value, Beginning of Period	$11.96	$11.48		$10.81	$10.00

Income From Investment Operations
Net investment income	0.21 (b)	0.12	(b)	0.22	0.04
Net realized and unrealized gain (loss) of investments	(3.57)	0.38		1.02	0.81

Total from investment operations	(3.36)	0.50		1.24	0.85

Less Distributions
Distributions from net investment income	(0.09)	(0.00	)(h)	(0.23)	(0.04)
Distributions from net realized capital gains	(0.14)	(0.02)		(0.34)	0.00

Total distributions	(0.23)	(0.02)		(0.57)	(0.04)

Net Asset Value, End of Period	$8.37	$11.96		$11.48	$10.81

Total Return (%)	(28.6)	4.4		11.8	8.5	(c)
Ratio of operating expenses to average net assets (%) (d)	0.32	0.34		0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)(f)	N/A	N/A		0.36	0.54	(e)
Ratio of net investment income to average net assets (%) (g)	2.08	0.98		0.98	1.45	(e)
Portfolio turnover rate (%)	24	14		19	1	(e)
Net assets, end of period (000)	$1,917,004	$2,127,614		$650,789	$101,018

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	See Note 4 of the Notes to Financial Statements.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	Distributions for the period were less than $0.01.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Moderate Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although not all Asset Allocation Portfolios are available to all such separate accounts and Qualified Plans. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that

MSF-11

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolios may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Asset Allocation Portfolio had no capital loss carryforwards.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$23,229,367	$1,253,602	$25,126,127	$723,205	$—	$—	$48,355,494	$1,976,807

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$69,743,832	$36,559,018	$(848,218,940)	$—	$(741,916,090)

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of Underlying Portfolios by the Asset Allocation Portfolio were $1,208,909,444 and $547,415,139, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$1,526,885	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2008 to April 30, 2009, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2008 to April 30, 2009 are 0.10% and 0.35% for Class A and B, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2008 are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/30/2007	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 12/31/2008
MIST—BlackRock High Yield	2,744,823	1,000,496	445,207	3,300,112
MIST—BlackRock Large Cap Core	4,234,803	5,321,523	152,032	9,404,294
MIST—Clarion Global Real Estate	1,564,032	1,331,912	144,612	2,751,332
MIST—Dreman Small Cap Value	4,950,321	2,073,299	492,568	6,531,052
MIST—Harris Oakmark International	7,918,887	4,666,944	5,155,547	7,430,284
MIST—Lazard Mid-Cap	7,297,891	3,781,867	2,283,171	8,796,587
MIST—Legg Mason Value Equity	8,608,838	5,861,011	2,086,040	12,383,809
MIST—Lord Abbett Bond Debenture	3,614,492	1,162,217	611,442	4,165,267
MIST—Met/AIM Small Cap Growth	3,067,174	1,981,941	163,756	4,885,359
MIST—MFS Research International	0	9,552,135	406,895	9,145,240
MIST—PIMCO Inflation Protected	2,098,809	604,376	650,012	2,053,173
MIST—PIMCO Total Return	39,502,717	12,719,945	14,620,908	37,601,754
MSF—BlackRock Large Cap Value	8,612,871	6,174,012	240,977	14,545,906
MSF—Davis Venture Value	4,443,725	2,153,552	142,833	6,454,444
MSF—FI Mid Cap Opportunities	2,133,360	2,084,135	136,294	4,081,201
MSF—Julius Baer International Stock	7,096,552	4,611,398	885,963	10,821,987
MSF—Jennison Growth	5,195,685	5,292,968	168,005	10,320,648
MSF—Met/Dimensional International Small Company	0	3,973,448	15,765	3,957,683
MSF – MetLife Stock Index	2,509,050	2,190,592	75,889	4,623,753
MSF – MFS Value	0	4,589,662	70,459	4,519,203
MSF—Neuberger Berman Mid Cap Value	6,685,247	2,980,499	4,031,953	5,633,793
MSF—Russell 2000 Index	3,208,555	1,793,695	308,107	4,694,143
MSF—T. Rowe Price Large Cap Growth	7,088,764	3,851,343	2,056,833	8,883,274
MSF—Van Eck Global Natural Resources	0	1,989,421	8,061	1,981,360
MSF—Western Asset Mgmt. Strategic Bond Opportunities	21,513,247	6,023,523	7,865,007	19,671,763
MSF—Western Asset Mgmt. U.S. Government	3,665,866	1,139,409	1,479,097	3,326,178

MSF-14

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Underlying Portfolio (Class A)	Realized Gain/(Loss) during Period	Capital Gains Distributions during Period	Dividend Income During Period	Ending Value as of 12/31/2008
MIST—BlackRock High Yield	$(638,460)	$0	$1,749,290	$19,173,650
MIST—BlackRock Large Cap Core	(536,779)	2,021,201	309,416	62,726,640
MIST—Clarion Global Real Estate	(440,435)	2,136,017	440,902	20,359,859
MIST—Dreman Small Cap Value	(335,445)	2,071,561	551,471	64,004,305
MIST—Harris Oakmark International	(30,069,319)	21,581,676	2,520,757	63,677,533
MIST—Lazard Mid-Cap	(5,727,880)	6,650,085	1,091,561	60,960,345
MIST—Legg Mason Value Equity	(3,653,417)	3,424,158	251,207	56,841,683
MIST—Lord Abbett Bond Debenture	(927,528)	710,250	2,047,764	40,569,700
MIST—Met/AIM Small Cap Growth	(573,316)	4,022,065	0	40,841,598
MIST—MFS Research International	(1,989,610)	0	0	67,766,229
MIST—PIMCO Inflation Protected	134,910	48,913	926,386	20,182,695
MIST—PIMCO Total Return	(3,737,067)	12,109,593	19,904,325	436,180,352
MSF—BlackRock Large Cap Value	(1,063,592)	1,855,787	956,890	125,967,547
MSF—Davis Venture Value	(306,007)	859,743	2,065,359	140,255,075
MSF—FI Mid Cap Opportunities	(436,079)	0	179,289	38,444,916
MSF—Julius Baer International Stock	(3,970,550)	13,092,019	3,397,991	84,411,498
MSF—Jennison Growth	(538,638)	5,780,709	1,676,346	80,604,265
MSF—Met/Dimensional International Small Company	(7,604)	0	0	40,210,058
MSF – MetLife Stock Index	(488,267)	3,685,274	1,718,287	101,768,813
MSF – MFS Value	(225,475)	0	0	41,893,015
MSF—Neuberger Berman Mid Cap Value	(3,457,234)	1,580,612	1,100,520	61,971,725
MSF—Russell 2000 Index	(1,036,724)	2,250,190	573,578	41,730,932
MSF—T. Rowe Price Large Cap Growth	1,031,056	6,278,755	656,602	80,393,625
MSF—Van Eck Global Natural Resources	(5,588)	0	0	19,239,009
MSF—Western Asset Mgmt. Strategic Bond Opportunities	(8,156,568)	1,657,253	11,232,494	203,209,308
MSF—Western Asset Mgmt. U.S. Government	(744,230)	0	2,053,810	39,648,042

MSF-15

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Moderate Allocation Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from May 2, 2005 (commencement of operations ) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Moderate Allocation Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from May 2, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2009

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-18

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-19

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-20

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

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Metropolitan Series Fund, Inc. MetLife Moderate to Aggressive Allocation Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the MetLife Moderate to Aggressive Allocation Portfolio returned -35.0% compared to the -37.3% return of the Wilshire 5000 Stock Index1 and the 2.4% return of the Barclays Capital U.S. Universal Bond Index2. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate to Aggressive Allocation Portfolio currently consists of a 4% allocation to the Barclays Capital 1 to 3 Year Government Bond Index3, a 16% allocation to the Barclays Capital U.S. Universal Bond Index, a 60% allocation to the Wilshire 5000 Stock Index, and a 20% allocation to the Morgan Stanley Capital International EAFE Index4. During the twelve-month period ended December 31, 2008, the blended benchmark returned -31.7%.

ECONOMIC AND MARKET REVIEW

The first half of 2008 was highlighted by growing concerns about the economy due to the emerging credit crisis, rising unemployment, falling consumer confidence, a struggling housing sector, and skyrocketing food and energy prices. The forced sale of Bear Stearns in March to JP Morgan at first appeared to be an isolated event, but would prove to be a harbinger of things to come. The Federal Reserve was aggressive early in the year to revive the economy when they cut their target rate several times to bring it down from 4.25% to 2.00% by early May. They held rates steady in subsequent meetings through the summer as they tried to balance the danger of the economy falling into a recession against their desire to control growing inflation pressures.

However, the evidence of a weakening economy (especially falling real estate prices and the impact of the sub-prime mortgage crisis) gained momentum during the summer, climaxing in the extraordinary events of September and October that saw the government’s provision of credit assistance to Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, and the failure of Washington Mutual. The U.S. government and governments around the world took massive fiscal and monetary actions to stabilize the capital markets, restore liquidity to the clogged credit pipeline, and to stimulate the economy. These efforts continue as we move into 2009. Although we now know that the recession began a year ago in December 2007, the recession intensified during the last months of 2008: unemployment rose sharply as companies made massive layoffs, housing prices and sales continued to fall, retail sales fell, and, in a bit of good news / bad news, oil prices fell nearly $100 per barrel in response in expectation of lower global demand. The incoming administration of Barack Obama faces what most pundits call the largest economic crisis since the Great Depression.

During the first half of 2008, bond returns fluctuated as investors’ concerns changed from a weakening economy to inflation pressures fueled by soaring energy prices. Bonds eked out modestly positive total return of 1.1% for the January to June period as measured by the Barclays Capital U.S. Aggregate Bond Index5. During the second half of the year, the weak economy drove yields down and credit spreads wider as investors sought refuge in the safety of treasury securities. This resulted in mixed returns for bonds. Treasury bonds returned over 13% for the full year, while investment grade corporate bonds were down nearly 5%. High yield bonds were down over 26% for the year with most of the decline occurring in the second half of the year. While most credit based bonds recovered somewhat in December, it was not enough to reverse the earlier losses.

U.S. common stocks suffered their worst calendar year decline in over seventy years during 2008 as measured by the -37.0% return of the Standard & Poor’s 500 Index6. Growing expectations for a deep and long recession and a sharp drop in corporate earnings drove stock prices lower. The total collapse of several high profile financial firms pulled the indices down further. While there was very little difference in the return by style within large cap stocks, growth fell more than value at the mid cap and small cap segments. There was little difference in return by capitalization. By sector, Financials and Materials were down the most, while Consumer Staples held up better on a relative basis. Energy, which was up nearly 9% in the first half of the year, fell 40% in the second half to finish the year down almost 35%. Foreign stocks were also down sharply for the year, falling over 43% as measured by the MSCI EAFE Index. Emerging markets were down 53.3% as measured by the MSCI Emerging Markets Index7.

PORTFOLIO REVIEW

The MetLife Moderate to Aggressive Allocation Portfolio is a “fund of funds” consisting of other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund with a broad allocation goal of 80% in equities and 20% in fixed income. The most significant change in strategy during the first half of 2008 was an increase in the asset class goal for foreign stocks from 20% of total equities to 25% of total equities. For this Portfolio, this resulted in a change in the goal for foreign stocks from 16% to 20%. There were also several small adjustments to the underlying portfolio targets that were part of the annual review and restructuring. We initiated positions in two new portfolios during the fourth quarter to add further diversification: a 2% position in the Met/Dimensional International Small Company Portfolio and a 2% position in the Van Eck Global Natural Resources Portfolio.

The Portfolio was structured to be diversified across a wide variety of asset classes to add value over the long term. However, for most of 2008, investors shunned risk and rewarded only what they perceived to be the safest investments.

The Portfolio’s fixed income portfolios had a negative impact on relative performance as the Portfolio’s underlying bond portfolios held higher positions in credit based bonds (and less in Treasury securities) than is held in the broad bond indices. In particular, the

MSF-2

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Lord Abbett Bond Debenture Portfolio and the Western Asset Management Strategic Bond Opportunities Portfolio were down sharply relative to the broad index because of their high yield bond and other credit exposure. Overall high yield exposure was about 2% of the portfolio, which was in line with our target of 2%. WAM Strategic was also adversely impacted by its significant exposure to Non-Agency Mortgage Backed Securities, which were down sharply in response to the credit crisis.

Within the equity sector, a cumulative overweight in the Financials and Materials sectors and an underweight to the Consumer Staples sector detracted from relative performance during the full year. Certain Portfolios led a positive impact on relative performance. Dreman Small Cap Value Portfolio, although down over 25% for the year, held up due to an overweight in the Consumer Staples sector and good overall stock selection, especially in the Health Care sector. BlackRock Large Cap Value Portfolio added to relative performance mostly due to stock selection in the Financials sector by avoiding many of the high profile blowups. MFS Value Portfolio also outperformed for the year, where an underweight in the generally struggling Information Technology sector and good stock selection helped performance. They avoided poorer performing stocks such as Apple, Google, and Mircosoft and owned better performing alternatives such as Accenture, Oracle, and IBM.

The Legg Mason Value Equity Portfolio was hurt in the first half of the year by its lack of exposure to the strong energy sector, but it continued to struggle in the second half even though the portfolio managers’ concerns about the sustainability of the high energy prices proved to be correct. The portfolio was also hurt by its exposure to several of the high profile financial stocks. Neuberger Berman Mid Cap Value Portfolio, one of the strongest performing portfolios in the first half of the year due to its energy exposure, struggled in the second half of the year for the same reason. It also was hurt by its exposure to Bear Stearns and poor overall stock selection in the Industrial sector. For example Chicago Bridge & Iron, Terex Corp., and McDermott International were all large positions that each fell over 70% for the year. FI Mid Cap Opportunities Portfolio was also hurt by its energy exposure in the second half and by overall poor stock selection, especially in the Financials (holding Brazilian brokerage firm BM&F Bovespa) and Industrials (holding engineering firm Flowserve) sectors.

Despite the recent poor performance of the Portfolio, we will continue to take a long term view to provide a well diversified portfolio to meet long term objectives.

* The views expressed above are those of the advisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data.

2 The Barclays Capital U.S. Universal Bond Index (formerly, Lehman Brothers U.S. Universal Bond Index) represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. The index itself remains unchanged since Barclays assumed responsibility for the index from Lehman.

3 The Barclays Capital 1 to 3 Year Government Bond Index (formerly, Lehman Brothers 1 to 3 Year Government Bond Index) includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The index itself remains unchanged since Barclays assumed responsibility for the index from Lehman.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

5 Barclays Capital U.S. Aggregate Bond Index (formerly, Lehman Brothers U.S. Aggregate Bond Index) includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The index itself remains unchanged since Barclays assumed responsibility for the index from Lehman.

6 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

7 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of January 2009 the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO

THE WILSHIRE 5000 STOCK INDEX AND THE BARCLAYS CAPITAL U.S. UNIVERSAL BOND INDEX

Average Annual Returns as of December 31, 2008

	MetLife Moderate to Aggressive Allocation Portfolio		Wilshire 5000 Stock Index	Barclays Capital U.S. Universal Bond Index
	Class A	Class B
1 Year	-35.0%	-35.1%	-37.3%	2.4%
Since Inception	-4.0	-4.3	-4.2	4.3

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	12.1%
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	9.8%
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	7.2%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	5.9%
Met Investors Series Trust—MFS Research International Portfolio, (Class A)	5.4%
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	5.1%
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	5.0%
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	4.9%
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	4.6%
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	4.2%

MSF-4

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
MetLife Moderate to Aggressive Allocation—Class A(a)(b)	Actual	0.78%	$1,000.00	$720.80	$3.37
	Hypothetical	0.78%	$1,000.00	$1,021.17	$3.96

MetLife Moderate to Aggressive Allocation—Class B(a)(b)	Actual	1.03%	$1,000.00	$720.04	$4.45
	Hypothetical	1.03%	$1,000.00	$1,019.90	$5.23

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2008

Mutual Funds—100.0%

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	14,557,433	$97,098,078
Met Investors Series Trust—Clarion Global Real Estate Portfolio, (Class A)	5,108,397	37,802,138
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	6,064,886	59,435,886
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	9,158,579	78,489,018
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	8,169,972	56,617,906
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	19,157,091	87,931,047
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	1,926,371	18,762,858
Met Investors Series Trust—Met/AIM Small Cap Growth Portfolio, (Class A)	6,804,452	56,885,217
Met Investors Series Trust—MFS Research International Portfolio, (Class A)	14,024,532	103,921,783
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	19,850,891	230,270,331
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	15,746,852	136,367,734
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	8,562,912	186,072,084
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	5,694,094	53,638,363
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	11,982,498	93,583,312
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	10,195,661	79,526,153
Metropolitan Series Fund, Inc.—Met/Dimensional International Small Co. Portfolio, (Class A)	3,657,900	37,164,261
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	4,294,962	94,532,116
Metropolitan Series Fund, Inc.—MFS Value Portfolio, (Class A)	8,393,760	77,810,159
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	5,233,768	57,571,446
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	4,360,666	38,766,322
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	12,374,517	111,989,375
Metropolitan Series Fund, Inc.—Van Eck Global Natural Resources Portfolio, (Class A)	3,662,925	35,566,999
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	7,271,308	75,112,616

Total Mutual Funds (Identified Cost $2,897,087,942)		1,904,915,202

Security Description	Shares	Value*

Total Investments—100.0% (Identified Cost $2,897,087,942) (a)		1,904,915,202
Liabilities in excess of other assets		(490,759)

Total Net Assets—100%		$1,904,424,443

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $2,938,491,816 and the composition of unrealized appreciation and depreciation of investment securities was $639,027 and $(1,034,215,641), respectively.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$1,904,915,202	$0
Level 2 - Other Significant Observable Inputs	0	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$1,904,915,202	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a)		$1,904,915,202
Receivable for:
Fund shares sold		2,069,860

Total Assets		1,906,985,062
Liabilities
Payable for:
Securities purchased	$1,659,502
Fund shares redeemed	410,358
Accrued expenses:
Management fees	108,225
Service and distribution fees	356,010
Other expenses	26,524

Total Liabilities		2,560,619

Net Assets		$1,904,424,443

Net assets consists of:
Capital paid in		$2,852,017,891
Undistributed net investment income		55,726,368
Accumulated net realized gains		(11,147,076)
Unrealized depreciation on investments		(992,172,740)

Net Assets		$1,904,424,443

Computation of offering price:
Class A
Net asset value and redemption price per share ($131,604,173 divided by 16,659,766 shares outstanding)		$7.90

Class B
Net asset value and redemption price per share ($1,772,820,270 divided by 225,205,211 shares outstanding)		$7.87

(a) Identified cost of investments		$2,897,087,942

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends from Underlying Portfolios		$41,578,464

Expenses
Management fees	$1,514,726
Service and distribution fees—Class B	5,319,868
Directors’ fees and expenses	627
Custodian	29,124
Audit and tax services	16,423
Legal	40,343
Miscellaneous	7,806

Total expenses		6,928,917

Net Investment Income		34,649,547

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(101,757,739)
Capital gains distributions from Underlying Portfolios	112,451,424	10,693,685

Change in unrealized depreciation on:
Investments—net		(1,003,599,617)

Net loss		(992,905,932)

Net Decrease in Net Assets From Operations		$(958,256,385)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$34,649,547	$8,195,167
Net realized gain	10,693,685	43,067,482
Change in unrealized depreciation	(1,003,599,617)	(28,789,722)

Increase (decrease) in net assets from operations	(958,256,385)	22,472,927

From Distributions to Shareholders
Net investment income
Class A	(1,296,462)	(253,328)
Class B	(12,759,068)	(312,864)

	(14,055,530)	(566,192)

Net realized gain
Class A	(2,401,866)	(144,759)
Class B	(35,087,438)	(1,251,456)

	(37,489,304)	(1,396,215)

Total distributions	(51,544,834)	(1,962,407)

Increase in net assets from capital share transactions	542,314,998	1,631,789,973

Net increase (decrease) in net assets	(467,486,221)	1,652,300,493

Net Assets
Beginning of the period	2,371,910,664	719,610,171

End of the period	$1,904,424,443	$2,371,910,664

Undistributed Net Investment Income
End of the period	$55,726,368	$13,891,653

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	7,549,900	$77,286,058	8,175,240	$102,020,544
Reinvestments	318,273	3,698,328	31,644	398,087
Redemptions	(3,710,386)	(36,665,404)	(2,444,633)	(30,451,289)

Net increase	4,157,787	$44,318,982	5,762,251	$71,967,342

Class B
Sales	62,262,399	$656,017,314	135,533,113	$1,684,958,265
Reinvestments	4,124,699	47,846,506	124,547	1,564,320
Redemptions	(20,147,452)	(205,867,804)	(10,185,495)	(126,699,954)

Net increase	46,239,646	$497,996,016	125,472,165	$1,559,822,631

Increase derived from capital share transactions		$542,314,998		$1,631,789,973

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$12.43	$11.98	$11.05	$10.00

Income From Investment Operations
Net investment income	0.17 (b)	0.12 (b)	0.17	0.04
Net realized and unrealized gain (loss) of investments	(4.43)	0.38	1.39	1.05

Total from investment operations	(4.26)	0.50	1.56	1.09

Less Distributions
Distributions from net investment income	(0.09)	(0.03)	(0.18)	(0.04)
Distributions from net realized capital gains	(0.18)	(0.02)	(0.45)	0.00

Total distributions	(0.27)	(0.05)	(0.63)	(0.04)

Net Asset Value, End of Period	$7.90	$12.43	$11.98	$11.05

Total Return (%)	(35.0)	4.1	14.6	10.9	(c)
Ratio of operating expenses to average net assets (%) (d)	0.07	0.09	0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)(f)	N/A	N/A	0.11	0.34	(e)
Ratio of net investment income to average net assets (%) (g)	1.69	0.95	1.07	1.34	(e)
Portfolio turnover rate (%)	26	14	23	2	(e)
Net assets, end of period (000)	$131,604	$155,393	$80,728	$13,388

	Class B
	Year ended December 31,
	2008	2007		2006	2005(a)
Net Asset Value, Beginning of Period	$12.39	$11.94		$11.04	$10.00

Income From Investment Operations
Net investment income	0.15 (b)	0.07	(b)	0.16	0.04
Net realized and unrealized gain (loss) of investments	(4.43)	0.40		1.36	1.05

Total from investment operations	(4.28)	0.47		1.52	1.08

Less Distributions
Distributions from net investment income	(0.06)	(0.00	) (h)	(0.17)	(0.04)
Distributions from net realized capital gains	(0.18)	(0.02)		(0.45)	0.00

Total distributions	(0.24)	(0.02)		(0.62)	(0.04)

Net Asset Value, End of Period	$7.87	$12.39		$11.94	$11.04

Total Return (%)	(35.1)	3.9		14.2	10.8	(c)
Ratio of operating expenses to average net assets (%) (d)	0.32	0.34		0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)(f)	N/A	N/A		0.36	0.59	(e)
Ratio of net investment income to average net assets (%) (g)	1.51	0.56		0.54	1.33	(e)
Portfolio turnover rate (%)	26	14		23	2	(e)
Net assets, end of period (000)	$1,772,820	$2,216,517		$638,882	$74,899

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	See Note 4 of the Notes to Financial Statements.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	Distributions for the period were less than $0.01.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Moderate to Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although not all Portfolios are available to all such separate accounts and Qualified Plans. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that

MSF-11

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolios may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Asset Allocation Portfolio had no capital loss carryforwards.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$21,084,774	$1,962,407	$30,460,060	$—	$—	$—	$51,544,834	$1,962,407

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$55,726,368	$30,256,798	$(1,033,576,614)	$—	$(947,593,448)

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of Underlying Portfolios by the Asset Allocation Portfolio were $1,245,485,578 and $607,835,256, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$1,514,726	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2008 to April 30, 2009, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’s expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2008 to April 30, 2009 are 0.10% and 0.35% for Class A and B, respectively.

5.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2008 are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2007	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 12/31/2008
MIST—BlackRock Large Cap Core	8,731,788	6,080,393	254,748	14,557,433
MIST—Clarion Global Real Estate	3,226,467	2,156,810	274,880	5,108,397
MIST—Dreman Small Cap Value	6,807,033	1,863,973	2,606,120	6,064,886
MIST—Harris Oakmark International	9,526,664	5,229,572	5,597,657	9,158,579
MIST—Lazard Mid-Cap	9,408,702	3,490,227	4,728,957	8,169,972
MIST—Legg Mason Value Equity	13,315,850	7,531,225	1,689,984	19,157,091
MIST—Lord Abbett Bond Debenture	1,863,824	560,756	498,209	1,926,371
MIST—Met/AIM Small Cap Growth	4,744,382	2,412,758	352,688	6,804,452
MIST—MFS Research International	0	14,269,001	244,469	14,024,532
MIST—PIMCO Total Return	25,217,908	7,084,890	12,451,907	19,850,891
MSF—BlackRock Large Cap Value	10,656,161	5,397,177	306,486	15,746,852
MSF—Davis Venture Value	6,545,574	2,254,104	236,766	8,562,912
MSF—FI Mid Cap Opportunities	3,300,219	2,659,032	265,157	5,694,094
MSF—Jennison Growth	7,141,902	5,239,563	398,967	11,982,498
MSF—Julius Baer International Stock	10,245,374	5,525,487	5,575,200	10,195,661
MSF—Met/Dimensional International Small Company	0	3,660,512	2,612	3,657,900
MSF—MetLife Stock Index	2,586,957	1,781,795	73,790	4,294,962
MSF—MFS Value	0	8,696,654	302,894	8,393,760
MSF—Neuberger Berman Mid Cap Value	8,041,241	2,680,730	5,488,203	5,233,768
MSF—Russell 2000 Index	3,308,763	1,431,214	379,311	4,360,666
MSF—T. Rowe Price Large Cap Growth	10,232,141	4,524,099	2,381,723	12,374,517
MSF—Van Eck Global Natural Resources	0	3,665,616	2,691	3,662,925
MSF—Western Asset Mgmt. Strategic Bond Opportunities	9,244,507	2,394,573	4,367,772	7,271,308

MSF-14

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Underlying Portfolio (Class A)	Realized Gain/(Loss) during Period	Capital Gains Distributions during Period	Dividend Income during Period	Ending Value as of 12/31/2008
MIST—BlackRock Large Cap Core	$(847,785)	$4,119,618	$630,653	$97,098,078
MIST—Clarion Global Real Estate	(803,480)	4,354,081	898,739	37,802,138
MIST—Dreman Small Cap Value	15,782	2,814,917	749,359	59,435,886
MIST—Harris Oakmark International	(35,052,371)	25,661,224	2,997,254	78,489,018
MIST—Lazard Mid-Cap	(13,066,180)	8,472,022	1,390,618	56,617,906
MIST—Legg Mason Value Equity	(3,477,056)	5,234,871	384,047	87,931,047
MIST—Lord Abbett Bond Debenture	(797,659)	361,899	1,043,414	18,762,858
MIST—Met/AIM Small Cap Growth	(1,070,659)	6,148,739	0	56,885,217
MIST—MFS Research International	(958,441)	0	0	103,921,783
MIST—PIMCO Total Return	(2,618,244)	7,639,447	12,556,820	230,270,331
MSF—BlackRock Large Cap Value	(1,244,098)	2,269,518	1,170,220	136,367,734
MSF—Davis Venture Value	(158,483)	1,251,715	3,006,992	186,072,084
MSF—FI Mid Cap Opportunities	(687,672)	0	274,077	53,638,363
MSF—Jennison Growth	(877,201)	7,854,753	2,277,797	93,583,312
MSF—Julius Baer International Stock	(29,060,667)	18,678,547	4,847,958	79,526,153
MSF—Met/Dimensional International Small Company	(858)	0	0	37,164,261
MSF—MetLife Stock Index	(602,687)	3,755,739	1,751,142	94,532,116
MSF—MFS Value	(1,046,866)	0	0	77,810,159
MSF—Neuberger Berman Mid Cap Value	(4,620,576)	1,879,333	1,308,507	57,571,446
MSF—Russell 2000 Index	(1,115,778)	2,293,280	584,561	38,766,322
MSF—T. Rowe Price Large Cap Growth	1,124,491	8,958,021	936,786	111,989,375
MSF—Van Eck Global Natural Resources	(1,657)	0	0	35,566,999
MSF—Western Asset Mgmt. Strategic Bond Opportunities	(4,789,555)	703,700	4,769,520	75,112,616

MSF-15

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Moderate to Aggressive Allocation Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from May 2, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Moderate to Aggressive Allocation Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from May 2, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2009

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-18

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-19

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-20

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

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Metropolitan Series Fund, Inc. MetLife Stock Index Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the MetLife Stock Index Portfolio returned -37.1%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned -37.0%. The average return of its peer group, the Lipper Variable Insurance Products S&P 500 Index Funds Universe2, was -37.2% over the same period.

PORTFOLIO REVIEW

The S&P 500 Index had its first negative annual return in six years. During the first half of 2008, the S&P 500 Index returned -11.9%, primarily due to continued weakness in the economy, deteriorating financial market conditions and further credit tightening. The subprime mortgage crisis continued to weaken the housing market, and the ensuing liquidity crisis resulted in one of the worst financial crises in recent history. A few of the consequences included the collapse of Bear Stearns, the bankruptcy of Lehman Brothers, the sale of Merrill Lynch to Bank of America, and the government’s provision of credit assistance to Fannie Mae and Freddie Mac. Other major financial institutions that required rescues included AIG, Washington Mutual and Wachovia.

During the second half of 2008, the S&P 500 Index returned -28.5%, primarily due to concerns that the financial crisis continued to exacerbate. In an effort to support the functioning of the financial markets, a $700 billion financial-rescue plan, also known as the Troubled Asset Relief Program (TARP), was initiated which included bailout loans and the purchasing of large quantities of agency debt and mortgage-backed securities by the Treasury Department. In addition, during the year, the Federal Open Market

Committee (FOMC) lowered the Fed Funds Rate seven times from 4.25% to a target range of zero to 0.25%.

During the year, the price of oil rose from approximately $96 to a high of $145 per barrel in July, before plummeting to $45 per barrel by the end of the year, down approximately 54% from prior year-end. Oil prices fell from its highs due to decreased global oil demand and reduced investment speculation on oil futures by large financial institutions and hedge funds. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

All ten sectors comprising the S&P 500 Index experienced negative returns for the year. Consumer Staples, the best relative performing sector, which had a beginning-of-year weight of 10.2%, was down 15.6%. The next best relative performing sectors were Health Care (12.0% beginning weight), down 22.8%; and Utilities (3.6% beginning weight), down 29.0%. The Financials sector (17.6% beginning weight) was the worst-performing sector, down 55.3%, providing the largest negative impact to the benchmark’s one-year return. The next worst-performing sectors were Materials (3.3% beginning weight), down 45.7%; Information Technology (16.8% beginning weight), down 43.1%; and Industrials (11.5% beginning weight), down 39.9%.

The stocks with the largest positive impact on the benchmark return for the year were Anheuser-Busch Companies, up 34.3%; Amgen, up 24.4%; and Wal-Mart Stores, up 20.0%. The stocks with the largest negative impact were American International Group, down 97.3%; General Electric, down 54.0%; and Microsoft, down 44.4%. There were 37 additions and 37 deletions to the benchmark in 2008.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

Average Annual Returns as of December 31, 2008

	MetLife Stock Index Portfolio			S&P 500 Index
	Class A	Class B	Class E
1 Year	-37.1%	-37.3%	-37.2%	-37.0%
5 Year	-2.4	-2.7	-2.6	-2.2
10 Year	-1.6	—	—	-1.4
Since Inception	7.3	-3.1	-2.9	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/90, 1/2/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Exxon Mobil Corp.	5.1%
Procter & Gamble Co.	2.3%
General Electric Co.	2.1%
AT&T, Inc.	2.1%
Johnson & Johnson	2.1%
Chevron Corp.	1.9%
Microsoft Corp.	1.8%
Wal-Mart Stores, Inc.	1.6%
Pfizer, Inc.	1.5%
JPMorgan Chase & Co.	1.5%

Top Sectors

% of Equity Market Value
Information Technology	15.3%
Health Care	14.8%
Energy	13.3%
Financials	13.3%
Consumer Staples	12.9%
Industrials	11.1%
Consumer Discretionary	8.4%
Utilities	4.2%
Telecommunication Services	3.8%
Materials	3.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
MetLife Stock Index—Class A(a)	Actual	0.27%	$1,000.00	$714.84	$1.16
	Hypothetical	0.27%	$1,000.00	$1,023.77	$1.37

MetLife Stock Index—Class B(a)	Actual	0.52%	$1,000.00	$714.10	$2.24
	Hypothetical	0.52%	$1,000.00	$1,022.49	$2.64

MetLife Stock Index—Class E(a)	Actual	0.42%	$1,000.00	$714.52	$1.81
	Hypothetical	0.42%	$1,000.00	$1,023.00	$2.14

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—98.4% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.8%
Boeing Co.	333,043	$14,210,945
General Dynamics Corp.	177,170	10,203,220
Goodrich Corp.	55,943	2,071,010
Honeywell International, Inc.	330,068	10,836,133
L-3 Communications Holdings, Inc.	54,262	4,003,450
Lockheed Martin Corp.	151,306	12,721,809
Northrop Grumman Corp.	148,582	6,692,133
Precision Castparts Corp.	63,361	3,768,712
Raytheon Co.	188,177	9,604,554
Rockwell Collins, Inc.	71,945	2,812,330
United Technologies Corp.	432,016	23,156,058

		100,080,354

Air Freight & Logistics—1.1%
C. H. Robinson Worldwide, Inc. (a)	76,896	4,231,587
Expeditors International of Washington, Inc. (a)	96,369	3,206,197
FedEx Corp.	141,447	9,073,825
United Parcel Service, Inc. (Class B) (a)	452,271	24,947,268

		41,458,877

Airlines—0.1%
Southwest Airlines Co.	336,174	2,897,820

Auto Components—0.2%
Johnson Controls, Inc.	270,030	4,903,745
The Goodyear Tire & Rubber Co. (b)	109,655	654,640

		5,558,385

Automobiles—0.1%
Ford Motor Co. (a) (b)	1,085,637	2,486,108
General Motors Corp. (a) (b)	277,430	887,776
Harley-Davidson, Inc. (a)	105,808	1,795,562

		5,169,446

Beverages—2.5%
Brown-Forman Corp. (Class B)	44,572	2,295,013
Coca-Cola Enterprises, Inc.	144,134	1,733,932
Constellation Brands, Inc. (b)	88,464	1,395,077
Dr. Pepper Snapple Group, Inc. (b)	115,289	1,873,446
Molson Coors Brewing Co.	67,640	3,308,949
Pepsi Bottling Group, Inc.	61,414	1,382,429
PepsiCo, Inc.	705,830	38,658,309
The Coca-Cola Co.	904,218	40,933,949

		91,581,104

Biotechnology—2.1%
Amgen, Inc. (b) (d)	481,509	27,807,145
Biogen Idec, Inc. (b)	132,590	6,315,261
Celgene Corp. (b)	208,228	11,510,844
Cephalon, Inc. (a) (b)	31,106	2,396,406
Genzyme Corp. (b)	122,940	8,159,528
Gilead Sciences, Inc. (b)	418,064	21,379,793

		77,568,977

Security Description	Shares	Value*

Building Products—0.1%
Masco Corp.	163,559	$1,820,412

Capital Markets—2.3%
American Capital, Ltd. (a)	93,961	304,434
Ameriprise Financial, Inc.	98,434	2,299,418
E*TRADE Financial Corp. (a) (b)	255,746	294,108
Federated Investors, Inc. (Class B)	40,254	682,708
Franklin Resources, Inc.	68,741	4,384,301
Invesco, Ltd.	174,952	2,526,307
Janus Capital Group, Inc.	71,738	576,056
Legg Mason, Inc.	64,499	1,413,173
Merrill Lynch & Co., Inc.	727,665	8,470,021
Morgan Stanley	482,627	7,741,337
Northern Trust Corp.	101,360	5,284,910
State Street Corp.	196,305	7,720,676
T. Rowe Price Group, Inc.	117,430	4,161,719
The Bank of New York Mellon Corp.	521,522	14,774,718
The Charles Schwab Corp.	425,242	6,876,163
The Goldman Sachs Group, Inc.	200,958	16,958,846

		84,468,895

Chemicals—1.7%
Air Products & Chemicals, Inc.	95,240	4,787,715
CF Industries Holdings, Inc.	25,841	1,270,344
E. I. du Pont de Nemours & Co.	410,086	10,375,176
Eastman Chemical Co.	32,968	1,045,415
Ecolab, Inc.	76,192	2,678,149
International Flavors & Fragrances, Inc.	35,741	1,062,222
Monsanto Co.	249,015	17,518,205
PPG Industries, Inc.	74,627	3,166,424
Praxair, Inc.	140,154	8,319,541
Rohm & Haas Co.	56,775	3,508,127
Sigma-Aldrich Corp. (a)	56,970	2,406,413
The Dow Chemical Co.	419,820	6,335,084

		62,472,815

Commercial & Professional Services—0.5%
Avery Dennison Corp.	48,303	1,580,957
Cintas Corp.	59,714	1,387,156
Pitney Bowes, Inc.	93,676	2,386,865
R.R. Donnelley & Sons Co.	93,164	1,265,167
Republic Services, Inc.	145,901	3,616,886
Stericycle, Inc. (b)	38,888	2,025,287
Waste Management, Inc.	222,944	7,388,364

		19,650,682

Commercial Banks—3.1%
BB&T Corp. (a)	251,082	6,894,712
Comerica, Inc. (a)	68,389	1,357,522
Fifth Third Bancorp	262,444	2,167,788
First Horizon National Corp. (a) (b)	93,297	986,154
Huntington Bancshares, Inc. (a)	166,354	1,274,272
KeyCorp.	224,960	1,916,659
M&T Bank Corp.	35,084	2,014,172
Marshall & Ilsley Corp. (a)	118,294	1,613,530

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Banks—(Continued)
National City Corp.	925,309	$1,674,809
PNC Financial Services Group, Inc.	158,216	7,752,584
Regions Financial Corp.	314,465	2,503,141
SunTrust Banks, Inc.	160,928	4,753,813
U.S. Bancorp	797,384	19,942,574
Wachovia Corp.	982,106	5,440,867
Wells Fargo & Co.	1,722,272	50,772,579
Zions Bancorp (a)	52,419	1,284,790

		112,349,966

Communications Equipment—2.5%
Ciena Corp. (a) (b)	41,044	274,995
Cisco Systems, Inc. (b) (d)	2,660,897	43,372,621
Corning, Inc.	706,377	6,731,773
Harris Corp.	61,167	2,327,404
JDS Uniphase Corp. (b)	99,910	364,671
Juniper Networks, Inc. (a) (b)	239,932	4,201,209
Motorola, Inc.	1,029,960	4,562,723
QUALCOMM, Inc.	752,344	26,956,486
Tellabs, Inc. (a) (b)	180,885	745,246

		89,537,128

Computers & Peripherals—4.2%
Apple, Inc. (b)	403,985	34,480,120
Dell, Inc. (b)	786,461	8,053,360
EMC Corp. (b)	927,439	9,710,286
Hewlett-Packard Co.	1,113,017	40,391,387
International Business Machines Corp.	610,547	51,383,635
Lexmark International, Inc. (Class A) (a) (b)	35,629	958,420
NetApp, Inc. (a) (b)	150,045	2,096,129
QLogic Corp. (b)	58,138	781,375
SanDisk Corp. (a) (b)	102,725	986,160
Sun Microsystems, Inc. (b)	335,656	1,282,206
Teradata Corp. (b)	79,984	1,186,163

		151,309,241

Construction & Engineering—0.2%
Fluor Corp.	82,487	3,701,191
Jacobs Engineering Group, Inc. (b)	55,838	2,685,808

		6,386,999

Construction Materials—0.1%
Vulcan Materials Co. (a)	50,057	3,482,966

Consumer Finance—0.5%
American Express Co.	527,123	9,778,131
Capital One Financial Corp. (a)	177,992	5,676,165
Discover Financial Services	218,102	2,078,512
SLM Corp. (b)	212,361	1,890,013

		19,422,821

Containers & Packaging—0.2%
Ball Corp.	42,987	1,787,829
Bemis Co., Inc.	45,297	1,072,633
Owens-Illinois, Inc. (b)	75,897	2,074,265
Pactiv Corp. (b)	59,712	1,485,635

Security Description	Shares	Value*

Containers & Packaging—(Continued)
Sealed Air Corp.	71,747	$1,071,900

		7,492,262

Distributors—0.1%
Genuine Parts Co.	72,457	2,743,222

Diversified Consumer Services—0.2%
Apollo Group, Inc. (Class A) (b)	48,419	3,709,864
H&R Block, Inc.	154,036	3,499,698

		7,209,562

Diversified Financial Services—3.3%
Bank of America Corp.	2,280,283	32,106,385
CIT Group, Inc. (a)	163,850	743,879
Citigroup, Inc.	2,476,592	16,617,932
CME Group, Inc.	30,442	6,335,285
IntercontinentalExchange, Inc. (b)	32,832	2,706,670
JPMorgan Chase & Co.	1,696,204	53,481,312
Leucadia National Corp.	80,436	1,592,633
Moody’s Corp.	88,273	1,773,404
NYSE Euronext	120,431	3,297,401
The NASDAQ OMX Group, Inc. (b)	61,867	1,528,733

		120,183,634

Diversified Telecommunication Services—3.6%
AT&T, Inc.	2,678,127	76,326,619
CenturyTel, Inc. (a)	45,508	1,243,734
Embarq Corp.	64,594	2,322,800
Frontier Communications Corp.	141,480	1,236,535
Qwest Communications International, Inc. (a)	665,758	2,423,359
Verizon Communications, Inc.	1,290,884	43,760,968
Windstream Corp.	199,699	1,837,231

		129,151,246

Electric Utilities—2.4%
Allegheny Energy, Inc.	76,828	2,601,396
American Electric Power Co., Inc.	183,399	6,103,519
Duke Energy Corp.	575,021	8,631,065
Edison International	148,068	4,755,944
Entergy Corp.	86,043	7,152,755
Exelon Corp.	298,999	16,627,334
FirstEnergy Corp.	138,535	6,730,030
FPL Group, Inc.	185,750	9,348,798
Pepco Holdings, Inc.	98,258	1,745,062
Pinnacle West Capital Corp.	45,816	1,472,068
PPL Corp.	170,422	5,230,251
Progress Energy, Inc.	119,562	4,764,546
Southern Co.	352,015	13,024,555

		88,187,323

Electrical Equipment—0.5%
Cooper Industries, Ltd. (Class A)	78,764	2,302,272
Emerson Electric Co.	348,599	12,762,209
Rockwell Automation, Inc.	64,306	2,073,226

		17,137,707

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Electronic Equipment, Instruments & Components—0.3%
Agilent Technologies, Inc. (b)	159,060	$2,486,108
Amphenol Corp. (Class A)	79,884	1,915,618
FLIR Systems, Inc. (b)	63,134	1,936,951
Jabil Circuit, Inc.	95,731	646,184
Molex, Inc.	64,012	927,534
Tyco Electronics, Ltd.	207,972	3,371,226

		11,283,621

Energy Equipment & Services—1.5%
Baker Hughes, Inc.	139,760	4,482,103
BJ Services Co.	132,670	1,548,259
Cameron International Corp. (b)	99,761	2,045,101
ENSCO International, Inc.	64,452	1,829,792
Halliburton Co.	406,175	7,384,261
Nabors Industries, Ltd. (a) (b)	129,327	1,548,044
National Oilwell Varco, Inc. (b)	189,656	4,635,193
Noble Corp.	119,948	2,649,651
Rowan Cos., Inc.	51,355	816,545
Schlumberger, Ltd.	543,609	23,010,969
Smith International, Inc.	99,461	2,276,662
Weatherford International, Ltd. (b)	309,532	3,349,136

		55,575,716

Food & Staples Retailing—3.2%
Costco Wholesale Corp. (a)	196,179	10,299,398
CVS Caremark Corp.	652,707	18,758,799
Safeway, Inc.	194,826	4,631,014
SUPERVALU, Inc.	96,232	1,404,987
SYSCO Corp.	272,284	6,246,195
The Kroger Co.	296,524	7,831,199
Wal-Mart Stores, Inc.	1,016,104	56,962,790
Walgreen Co.	449,861	11,098,071
Whole Foods Market, Inc. (b)	63,768	601,970

		117,834,423

Food Products—1.8%
Archer-Daniels-Midland Co.	291,523	8,404,608
Campbell Soup Co. (a)	93,501	2,805,965
ConAgra Foods, Inc.	203,180	3,352,470
Dean Foods Co. (a) (b)	69,963	1,257,235
General Mills, Inc.	151,852	9,225,009
H.J. Heinz Co.	142,900	5,373,040
Kellogg Co.	114,488	5,020,299
Kraft Foods, Inc. (Class A) (a)	667,658	17,926,617
McCormick & Co., Inc.	59,077	1,882,193
Sara Lee Corp.	321,264	3,145,175
The Hershey Co. (a)	75,374	2,618,493
The J. M. Smucker Co.	53,823	2,333,765
Tyson Foods, Inc. (Class A) (a)	137,293	1,202,687

		64,547,556

Gas Utilities—0.1%
Equitable Resources, Inc.	59,468	1,995,152
Nicor, Inc.	20,537	713,455
Questar Corp.	78,819	2,576,593

		5,285,200

Security Description	Shares	Value*

Health Care Equipment & Supplies—2.1%
Baxter International, Inc.	281,842	$15,103,913
Becton, Dickinson & Co.	110,486	7,556,137
Boston Scientific Corp. (b)	682,381	5,281,629
C.R. Bard, Inc.	45,083	3,798,694
Covidien, Ltd.	228,855	8,293,705
Dentsply International, Inc.	67,692	1,911,622
Hospira, Inc. (b)	72,530	1,945,255
Intuitive Surgical, Inc. (b)	17,776	2,257,374
Medtronic, Inc.	508,187	15,967,235
St. Jude Medical, Inc. (b)	156,417	5,155,504
Stryker Corp. (a)	110,089	4,398,056
Varian Medical Systems, Inc. (b)	56,466	1,978,569
Zimmer Holdings, Inc. (b)	102,058	4,125,184

		77,772,877

Health Care Providers & Services—2.1%
Aetna, Inc.	209,551	5,972,203
AmerisourceBergen Corp.	70,995	2,531,682
Cardinal Health, Inc.	163,429	5,633,398
Cigna Corp.	124,911	2,104,750
Coventry Health Care, Inc. (b)	67,703	1,007,421
DaVita, Inc. (b)	47,173	2,338,366
Express Scripts, Inc. (b)	112,460	6,183,051
Humana, Inc. (b)	76,672	2,858,332
Laboratory Corp. of America Holdings (a) (b)	49,082	3,161,372
McKesson Corp.	125,390	4,856,355
Medco Health Solutions, Inc. (b)	226,330	9,485,490
Patterson Cos., Inc. (b)	41,437	776,944
Quest Diagnostics, Inc.	72,006	3,737,831
Tenet Healthcare Corp. (a) (b)	188,663	216,962
UnitedHealth Group, Inc.	548,900	14,600,740
WellPoint, Inc. (b)	231,338	9,746,270

		75,211,167

Health Care Technology—0.0%
IMS Health, Inc.	82,653	1,253,019

Hotels, Restaurants & Leisure—1.5%
Carnival Corp. (b)	198,601	4,829,976
Darden Restaurants, Inc.	63,044	1,776,580
International Game Technology (a)	133,929	1,592,416
Marriott International, Inc.	133,268	2,592,063
McDonald’s Corp.	506,515	31,500,168
Starbucks Corp. (b)	334,254	3,162,043
Starwood Hotels & Resorts Worldwide, Inc.	83,177	1,488,868
Wyndham Worldwide Corp. (a)	80,586	527,838
Wynn Resorts, Ltd. (a) (b)	27,998	1,183,195
Yum! Brands, Inc.	210,214	6,621,741

		55,274,888

Household Durables—0.4%
Black & Decker Corp. (a)	27,310	1,141,831
Centex Corp. (b)	56,495	601,107
D.R. Horton, Inc. (a)	125,200	885,164
Fortune Brands, Inc.	68,127	2,812,283
Harman International Industries, Inc.	26,606	445,118

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—(Continued)
KB Home (a)	34,213	$465,981
Leggett & Platt, Inc. (a)	70,986	1,078,277
Lennar Corp. (Class A) (a)	64,211	556,709
Newell Rubbermaid, Inc.	125,976	1,232,045
Pulte Homes, Inc. (a)	97,122	1,061,544
Snap-on, Inc.	26,104	1,027,976
The Stanley Works	35,809	1,221,087
Whirlpool Corp. (a)	33,404	1,381,255

		13,910,377

Household Products—3.1%
Clorox Co.	63,040	3,502,502
Colgate-Palmolive Co.	229,372	15,721,157
Kimberly-Clark Corp.	188,037	9,917,071
Procter & Gamble Co.	1,356,881	83,882,384

		113,023,114

Independent Power Producers & Energy Traders—0.1%
Constellation Energy Group, Inc.	81,082	2,034,347
Dynegy, Inc. (b)	229,839	459,678
The AES Corp. (b)	305,736	2,519,265

		5,013,290

Industrial Conglomerates—2.8%
3M Co.	314,920	18,120,497
General Electric Co.	4,773,310	77,327,622
Textron, Inc.	109,568	1,519,708
Tyco International, Ltd.	214,928	4,642,445

		101,610,272

Insurance—2.6%
Aflac, Inc.	211,834	9,710,471
American International Group, Inc. (b)	1,221,964	1,918,484
AON Corp.	122,605	5,600,596
Assurant, Inc.	53,452	1,603,560
Cincinnati Financial Corp.	73,796	2,145,250
Genworth Financial, Inc. (Class A) (b)	196,841	557,060
Lincoln National Corp.	116,287	2,190,847
Loews Corp.	164,494	4,646,956
Marsh & McLennan Cos., Inc.	233,627	5,670,127
MBIA, Inc. (a) (b)	85,617	348,461
MetLife, Inc. (c)	360,654	12,572,398
Principal Financial Group, Inc.	117,859	2,660,078
Prudential Financial, Inc.	192,690	5,830,799
The Allstate Corp.	243,573	7,979,452
The Chubb Corp.	161,652	8,244,252
The Hartford Financial Services Group, Inc.	136,925	2,248,309
The Progressive Corp.	307,046	4,547,351
The Travelers Cos., Inc.	265,642	12,007,018
Torchmark Corp.	38,644	1,727,387
Unum Group	150,479	2,798,909
XL Capital, Ltd. (Class A)	150,329	556,217

		95,563,982

Security Description	Shares	Value*

Internet & Catalog Retail—0.2%
Amazon.com, Inc. (b)	146,165	$7,495,341
Expedia, Inc. (b)	95,194	784,399

		8,279,740

Internet Software & Services—1.4%
Akamai Technologies, Inc. (a) (b)	76,861	1,159,833
eBay, Inc. (b)	487,467	6,805,039
Google, Inc. (Class A) (b)	108,713	33,445,554
VeriSign, Inc. (a) (b)	88,181	1,682,494
Yahoo!, Inc. (b)	630,660	7,694,052

		50,786,972

IT Services—1.0%
Affiliated Computer Services, Inc. (Class A) (b)	44,333	2,037,101
Automatic Data Processing, Inc.	230,810	9,080,066
Cognizant Technology Solutions Corp. (Class A) (b)	132,332	2,389,916
Computer Sciences Corp. (b)	68,843	2,419,143
Convergys Corp. (b)	55,473	355,582
Fidelity National Information Services, Inc.	86,344	1,404,817
Fiserv, Inc. (b)	72,782	2,647,081
MasterCard, Inc. (a)	32,891	4,701,111
Paychex, Inc. (a)	145,930	3,835,040
The Western Union Co.	325,199	4,663,354
Total Systems Services, Inc.	89,450	1,252,300

		34,785,511

Leisure Equipment & Products—0.1%
Eastman Kodak Co. (a)	122,004	802,786
Hasbro, Inc. (a)	56,302	1,642,330
Mattel, Inc.	162,891	2,606,256

		5,051,372

Life Sciences Tools & Services—0.3%
Life Technologies Corp. (b)	78,420	1,827,970
Millipore Corp. (a) (b)	25,104	1,293,358
PerkinElmer, Inc.	53,674	746,605
Thermo Fisher Scientific, Inc. (b)	190,970	6,506,348
Waters Corp. (b)	44,678	1,637,449

		12,011,730

Machinery—1.6%
Caterpillar, Inc.	274,145	12,246,057
Cummins, Inc.	91,515	2,446,196
Danaher Corp. (a)	116,199	6,578,025
Deere & Co.	194,057	7,436,264
Dover Corp.	84,513	2,782,168
Eaton Corp.	74,940	3,725,267
Flowserve Corp.	25,696	1,323,344
Illinois Tool Works, Inc.	178,873	6,269,499
Ingersoll-Rand Co., Ltd. (Class A)	144,875	2,513,581
ITT Corp.	82,525	3,795,325
PACCAR, Inc. (a)	164,823	4,713,938
Pall Corp.	53,662	1,525,611

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
Parker Hannifin Corp.	73,237	$3,115,502

The Manitowoc Co., Inc.	59,239	513,010

		58,983,787

Media—2.5%
CBS Corp. (Class B)	308,997	2,530,686
Comcast Corp. (Class A)	1,308,741	22,091,548
Gannett Co., Inc. (a)	103,669	829,352
Interpublic Group of Cos., Inc. (a) (b)	216,567	857,605
Meredith Corp. (a)	16,422	281,145
News Corp. (Class A)	1,045,223	9,501,077
Omnicom Group, Inc.	141,246	3,802,342
Scripps Networks Interactive, Inc. (a)	40,929	900,438
The DIRECTV Group, Inc. (a) (b)	248,202	5,686,308
The McGraw-Hill Cos., Inc.	142,927	3,314,477
The New York Times Co. (Class A) (a)	52,931	387,984
The Walt Disney Co.	841,215	19,087,169
The Washington Post Co. (Class B)	2,725	1,063,431
Time Warner, Inc.	1,630,353	16,401,351
Viacom, Inc. (Class B) (b)	278,822	5,314,347

		92,049,260

Metals & Mining—0.8%
AK Steel Holding Corp.	50,906	474,444
Alcoa, Inc.	363,711	4,095,386
Allegheny Technologies, Inc. (a)	43,761	1,117,218
Freeport-McMoRan Copper & Gold, Inc. (a) (b)	171,627	4,194,564
Newmont Mining Corp. (a)	206,458	8,402,841
Nucor Corp.	142,677	6,591,677
Titanium Metals Corp. (a)	38,673	340,709
United States Steel Corp.	52,834	1,965,425

		27,182,264

Multi-Utilities—1.5%
Ameren Corp.	96,097	3,196,186
CenterPoint Energy, Inc.	156,407	1,973,856
CMS Energy Corp. (a)	102,802	1,039,328
Consolidated Edison, Inc. (a)	124,354	4,841,101
Dominion Resources, Inc.	264,196	9,468,785
DTE Energy Co.	74,088	2,642,719
Integrys Energy Group, Inc.	34,731	1,492,739
NiSource, Inc.	124,632	1,367,213
PG&E Corp.	164,052	6,350,453
Public Service Enterprise Group, Inc.	229,999	6,709,071
SCANA Corp.	53,407	1,901,289
Sempra Energy	110,720	4,719,994

TECO Energy, Inc. (a)	96,701	1,194,257
Wisconsin Energy Corp.	53,135	2,230,607
Xcel Energy, Inc.	204,074	3,785,573

		52,913,171

Multiline Retail—0.7%
Big Lots, Inc. (a) (b)	37,318	540,738
Family Dollar Stores, Inc.	63,497	1,655,367

Security Description	Shares	Value*

Multiline Retail—(Continued)
J.C. Penney Co., Inc. (a)	100,973	$1,989,168
Kohl’s Corp. (a) (b)	138,482	5,013,048
Macy’s, Inc.	191,128	1,978,175
Nordstrom, Inc. (a)	72,434	964,096
Sears Holdings Corp. (a) (b)	25,287	982,906
Target Corp. (a)	342,108	11,812,989

		24,936,487

Office Electronics—0.1%
Xerox Corp.	393,379	3,135,231

Oil, Gas & Consumable Fuels—11.6%
Anadarko Petroleum Corp.	208,615	8,042,108
Apache Corp.	152,094	11,335,566
Cabot Oil & Gas Corp.	46,969	1,221,194
Chesapeake Energy Corp. (a)	245,796	3,974,521
Chevron Corp.	923,366	68,301,383
ConocoPhillips	677,516	35,095,329
Consol Energy, Inc.	82,345	2,353,420
Devon Energy Corp.	200,780	13,193,254
El Paso Corp.	318,667	2,495,163
EOG Resources, Inc.	113,425	7,551,837
Exxon Mobil Corp.	2,311,674	184,540,935
Hess Corp.	128,921	6,915,322
Marathon Oil Corp.	320,655	8,773,121
Massey Energy Co.	38,690	533,535
Murphy Oil Corp.	86,568	3,839,291
Noble Energy, Inc.	78,506	3,864,065
Occidental Petroleum Corp.	368,056	22,079,679
Peabody Energy Corp.	121,173	2,756,686
Pioneer Natural Resources Co. (a)	53,485	865,387
Range Resources Corp.	70,594	2,427,728
Southwestern Energy Co. (b)	156,028	4,520,131
Spectra Energy Corp.	277,696	4,370,935
Sunoco, Inc. (a)	53,109	2,308,117
Tesoro Corp. (a)	62,923	828,696
The Williams Cos., Inc.	262,983	3,807,994
Valero Energy Corp.	234,508	5,074,753

XTO Energy, Inc.	262,140	9,245,678

		420,315,828

Paper & Forest Products—0.2%
International Paper Co.	194,305	2,292,799
MeadWestvaco Corp.	77,627	868,646
Weyerhaeuser Co.	96,022	2,939,234

		6,100,679

Personal Products—0.2%
Avon Products, Inc.	193,734	4,655,428
The Estee Lauder Cos., Inc. (Class A) (a)	52,653	1,630,137

		6,285,565

Pharmaceuticals—7.8%
Abbott Laboratories	705,131	37,632,841
Allergan, Inc.	139,752	5,634,801

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Bristol-Myers Squibb Co.	899,652	$20,916,909
Eli Lilly & Co.	454,695	18,310,568
Forest Laboratories, Inc. (b)	136,965	3,488,499
Johnson & Johnson	1,260,928	75,441,322
King Pharmaceuticals, Inc. (b)	112,012	1,189,567
Merck & Co., Inc.	960,811	29,208,654
Mylan, Inc. (a) (b)	138,474	1,369,508
Pfizer, Inc.	3,064,387	54,270,294
Schering-Plough Corp.	738,764	12,581,151
Watson Pharmaceuticals, Inc. (b)	47,540	1,263,138
Wyeth	605,106	22,697,526

		284,004,778

Professional Services—0.2%
Dun & Bradstreet Corp.	24,501	1,891,477
Equifax, Inc.	57,402	1,522,301
Monster Worldwide, Inc. (a) (b)	55,998	677,016
Robert Half International, Inc. (a)	70,506	1,467,935

		5,558,729

Real Estate Investment Trusts—1.0%
Apartment Investment & Management Co.	46,014	531,462
AvalonBay Communities, Inc. (a)	35,044	2,122,966
Boston Properties, Inc. (a)	54,901	3,019,555
Developers Diversified Realty Corp. (a)	54,661	266,746
Equity Residential (a)	123,623	3,686,438
HCP, Inc.	114,820	3,188,551

Host Hotels & Resorts, Inc. (a)	237,477	1,797,701
Kimco Realty Corp. (a)	104,073	1,902,454
Plum Creek Timber Co., Inc. (a)	75,800	2,633,292
ProLogis (a)	120,730	1,676,940
Public Storage	56,969	4,529,035
Simon Property Group, Inc. (a)	102,622	5,452,307
Vornado Realty Trust	62,432	3,767,771

		34,575,218

Real Estate Management & Development—0.0%
CB Richard Ellis Group, Inc. (b)	101,343	437,802

Road & Rail—1.0%
Burlington Northern Santa Fe Corp.	127,570	9,658,325
CSX Corp.	179,270	5,820,897
Norfolk Southern Corp.	168,277	7,917,433
Ryder System, Inc.	25,275	980,164
Union Pacific Corp.	230,152	11,001,266

		35,378,085

Semiconductors & Semiconductor Equipment—2.1%
Advanced Micro Devices, Inc. (a) (b)	276,532	597,309
Altera Corp.	135,140	2,258,189
Analog Devices, Inc.	132,335	2,517,012
Applied Materials, Inc. (a)	609,729	6,176,555
Broadcom Corp. (b)	201,841	3,425,242
Intel Corp.	2,527,700	37,056,082
KLA-Tencor Corp.	76,739	1,672,143

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Linear Technology Corp. (a)	100,766	$2,228,944
LSI Corp. (a) (b)	293,165	964,513
MEMC Electronic Materials, Inc. (a) (b)	102,004	1,456,617
Microchip Technology, Inc. (a)	82,662	1,614,389
Micron Technology, Inc. (a) (b)	347,097	916,336
National Semiconductor Corp.	88,653	892,736
Novellus Systems, Inc. (a) (b)	44,384	547,699
NVIDIA Corp. (b)	244,073	1,969,669
Teradyne, Inc. (b)	76,934	324,661
Texas Instruments, Inc.	589,172	9,143,949
Xilinx, Inc.	124,477	2,218,180

		75,980,225

Software—3.6%
Adobe Systems, Inc. (b)	241,297	5,137,213
Autodesk, Inc. (b)	102,839	2,020,786
BMC Software, Inc. (a) (b)	85,214	2,293,109
CA, Inc.	179,010	3,317,055
Citrix Systems, Inc. (b)	82,553	1,945,774
Compuware Corp. (b)	112,021	756,142
Electronic Arts, Inc. (b)	145,827	2,339,065
Intuit, Inc. (a) (b)	145,454	3,460,351
McAfee, Inc. (b)	69,369	2,398,086
Microsoft Corp.	3,476,699	67,587,029
Novell, Inc. (b)	156,903	610,353
Oracle Corp. (b)	1,780,292	31,564,577
Salesforce.com, Inc. (a) (b)	47,682	1,526,301
Symantec Corp. (b)	379,933	5,136,694

		130,092,535

Specialty Retail—1.8%
Abercrombie & Fitch Co. (Class A) (a)	39,553	912,488
AutoNation, Inc. (b)	49,027	484,387
AutoZone, Inc. (b)	17,389	2,425,244
Bed Bath & Beyond, Inc. (a) (b)	118,022	3,000,119
Best Buy Co., Inc. (a)	153,508	4,315,110
GameStop Corp. (Class A) (a) (b)	74,429	1,612,132
Home Depot, Inc.	770,516	17,737,278
Limited Brands, Inc.	122,969	1,234,609
Lowe’s Cos., Inc.	666,092	14,334,300
Office Depot, Inc. (b)	124,924	372,273
RadioShack Corp.	56,840	678,670
Staples, Inc.	324,205	5,809,754
The Gap, Inc.	211,904	2,837,394
The Sherwin-Williams Co. (a)	44,627	2,666,463
The TJX Cos., Inc.	189,209	3,892,029
Tiffany & Co. (a)	55,948	1,322,051

		63,634,301

Textiles, Apparel & Luxury Goods—0.4%
Coach, Inc. (a) (b)	148,573	3,085,861
Jones Apparel Group, Inc. (a)	37,913	222,170
Nike, Inc.	178,298	9,093,198
Polo Ralph Lauren Corp. (a)	25,568	1,161,043
VF Corp. (a)	40,020	2,191,896

		15,754,168

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Thrifts & Mortgage Finance—0.2%
Hudson City Bancorp, Inc.	236,884	$3,780,669
People’s United Financial, Inc.	158,051	2,818,049
Sovereign Bancorp, Inc. (b)	247,422	737,318

		7,336,036

Tobacco—1.8%
Altria Group, Inc.	936,366	14,101,672
Lorillard, Inc.	76,382	4,304,125
Philip Morris International, Inc.	919,386	40,002,485
Reynolds American, Inc.	76,823	3,096,735
UST, Inc.	67,439	4,678,918

		66,183,935

Trading Companies & Distributors—0.1%
Fastenal Co. (a)	58,726	2,046,601
W.W. Grainger, Inc. (a)	29,385	2,316,713

		4,363,314

Wireless Telecommunication Services—0.2%
American Tower Corp. (Class A) (b)	180,281	5,285,839
Sprint Nextel Corp. (b)	1,298,298	2,375,885

		7,661,724

Total Common Stock (Identified Cost $4,576,045,644)		3,574,259,793

Mutual Funds—1.0%

Exchange Traded Funds—1.0%
SPDR Trust, Series 1	399,000	36,005,760

Total Mutual Funds (Identified Cost $34,839,122)		36,005,760

Short Term Investments—3.9%
Security Description	Face Amount/Shares	Value*

Discount Notes—0.3%
Federal Home Loan Bank 0.120%, 03/25/09	$6,800,000	$6,798,746
2.400%, 01/23/09	4,775,000	4,774,971

		11,573,717

Mutual Funds—3.6%
State Street Navigator Securities Lending Prime Portfolio (e)	132,874,380	132,874,380

Total Short Term Investments (Identified Cost $144,448,097)		144,448,097

Total Investments—103.3% (Identified Cost $4,755,332,863) (f)		3,754,713,650
Liabilities in excess of other assets		(121,515,780)

Total Net Assets—100%		$3,633,197,870

(a)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $134,742,394 and the collateral received consisted of cash in the amount of $132,874,380 and non-cash collateral with a value of $2,230,430. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Affiliated Issuer. See below.
(d)	A portion or all of the security was pledged as collateral against open futures contracts.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $4,816,918,307 and the composition of unrealized appreciation and depreciation of investment securities was $467,829,498 and $(1,530,034,155), respectively.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2008	Net Unrealized Appreciation
S&P 500 Index Futures	3/19/2009	46	$10,056,405	$10,351,150	$294,745

Affiliated Issuer

Security Description	Number of Shares Held at 12/31/2007	Shares Purchased Since 12/31/2007	Shares Sold Since 12/31/2007	Number of Shares Held at 12/31/2008	Realized Gain on Shares Sold	Income For Year Ended 12/31/2008
MetLife, Inc.	349,275	59,644	(48,265)	360,654	$1,021,906	$254,004

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$3,743,139,933	$294,745
Level 2 - Other Significant Observable Inputs	11,573,717	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$3,754,713,650	$294,745

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$3,754,713,650
Receivable for:
Securities sold		7,746,119
Fund shares sold		6,292,183
Accrued interest and dividends		8,341,978
Futures variation margin		136,850

Total Assets		3,777,230,780
Liabilities
Payable for:
Securities purchased	$5,944,839
Fund shares redeemed	1,695,115
Collateral for securities loaned	132,874,380
Due to custodian bank	2,582,967
Accrued expenses:
Management fees	718,367
Service and distribution fees	167,040
Other expenses	50,202

Total Liabilities		144,032,910

Net Assets		$3,633,197,870

Net assets consists of:
Capital paid in		$4,516,838,639
Undistributed net investment income		100,345,204
Accumulated net realized gains		16,338,495
Unrealized depreciation on investments and futures contracts		(1,000,324,468)

Net Assets		$3,633,197,870

Computation of offering price:
Class A
Net asset value and redemption price per share ($2,739,612,640 divided by 124,445,121 shares outstanding)		$22.01

Class B
Net asset value and redemption price per share ($729,640,552 divided by 34,044,413 shares outstanding)		$21.43

Class E
Net asset value and redemption price per share ($163,944,678 divided by 7,486,150 shares outstanding)		$21.90

(a) Identified cost of investments		$4,755,332,863

(b) Includes cash collateral for securities loaned of		$132,874,380

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$115,566,763
Dividends from affiliates		254,004
Interest		2,424,935 (a)

		118,245,702
Expenses
Management fees	$12,427,391
Service and distribution fees—Class B	2,315,658
Service and distribution fees—Class E	334,606
Directors’ fees and expenses	31,917
Custodian	412,831
Audit and tax services	36,941
Legal	85,473
Printing	918,448
Insurance	68,745
Miscellaneous	117,280

Total expenses	16,749,290
Management fee waivers	(347,967)	16,401,323

Net Investment Income		101,844,379

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments of unaffiliated issuers—net	41,111,330
Investments of affiliated issuers—net	1,021,906
Futures contracts—net	(5,164,861)	36,968,375

Change in unrealized appreciation (depreciation) on:
Investments—net	(2,330,480,835)
Futures contracts—net	787,035	(2,329,693,800)

Net loss		(2,292,725,425)

Net Decrease in Net Assets From Operations		$(2,190,881,046)

(a)	Includes income on securities loaned of $2,303,734.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

December 31, 2008

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$101,844,379	$96,551,278
Net realized gain	36,968,375	200,860,417
Unrealized depreciation	(2,329,693,800)	(17,016,969)

Increase (decrease) in net assets from operations	(2,190,881,046)	280,394,726

From Distributions to Shareholders
Net investment income
Class A	(75,462,441)	(43,678,879)
Class B	(15,801,366)	(8,803,969)
Class E	(4,055,168)	(2,690,749)

	(95,318,975)	(55,173,597)

Net realized gain
Class A	(161,847,077)	(84,906,392)
Class B	(39,854,897)	(21,923,608)
Class E	(9,579,599)	(6,012,759)

	(211,281,573)	(112,842,759)

Total distributions	(306,600,548)	(168,016,356)

Increase in net assets from capital share transactions	24,465,135	585,539,125

Net increase (decrease) in net assets	(2,473,016,459)	697,917,495

Net Assets
Beginning of the period	6,106,214,329	5,408,296,834

End of the period	$3,633,197,870	$6,106,214,329

Undistributed Net Investment Income
End of the period	$100,345,204	$95,281,650

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	13,217,540	$375,346,962	34,990,203	$1,297,764,619
Reinvestments	7,124,273	237,309,518	3,487,531	128,585,271
Redemptions	(23,818,379)	(686,168,977)	(24,307,503)	(904,992,455)

Net increase (decrease)	(3,476,566)	$(73,512,497)	14,170,231	$521,357,435

Class B
Sales	7,244,492	$196,832,804	8,914,415	$322,546,020
Reinvestments	1,713,028	55,656,263	853,544	30,727,577
Redemptions	(5,219,214)	(149,650,552)	(7,494,071)	(271,598,959)

Net increase	3,738,306	$102,838,515	2,273,888	$81,674,638

Class E
Sales	816,870	$21,341,371	593,708	$21,859,230
Reinvestments	411,057	13,634,767	237,024	8,703,508
Redemptions	(1,350,038)	(39,837,021)	(1,297,297)	(48,055,686)

Net decrease	(122,111)	$(4,860,883)	(466,565)	$(17,492,948)

Increase derived from capital share transactions		$24,465,135		$585,539,125

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$37.00	$36.26	$33.20	$32.27	$29.45

Income From Investment Operations
Net investment income	0.63 (a)	0.63 (a)	0.58	0.55	0.54
Net realized and unrealized gain (loss) of investments	(13.71)	1.26	4.37	0.90	2.54

Total from investment operations	(13.08)	1.89	4.95	1.45	3.08

Less Distributions
Distributions from net investment income	(0.61)	(0.39)	(0.70)	(0.52)	(0.26)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.91)	(1.15)	(1.89)	(0.52)	(0.26)

Net Asset Value, End of Period	$22.01	$37.00	$36.26	$33.20	$32.27

Total Return (%)	(37.1)	5.2	15.5	4.6	10.5
Ratio of operating expenses to average net assets (%)	0.28	0.28	0.30	0.29	0.30
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.29	0.29	0.31	0.29	N/A
Ratio of net investment income to average net assets (%)	2.10	1.69	1.63	1.59	1.73
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$2,739,613	$4,733,145	$4,125,102	$3,942,484	$4,139,893

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.07	$35.38	$32.41	$31.52	$28.80

Income From Investment Operations
Net investment income	0.54 (a)	0.52 (a)	0.47	0.39	0.41
Net realized and unrealized gain (loss) of investments	(13.36)	1.24	4.28	0.95	2.53

Total from investment operations	(12.82)	1.76	4.75	1.34	2.94

Less Distributions
Distributions from net investment income	(0.52)	(0.31)	(0.59)	(0.45)	(0.22)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.82)	(1.07)	(1.78)	(0.45)	(0.22)

Net Asset Value, End of Period	$21.43	$36.07	$35.38	$32.41	$31.52

Total Return (%)	(37.3)	5.0	15.2	4.4	10.3
Ratio of operating expenses to average net assets (%)	0.53	0.53	0.55	0.54	0.55
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.54	0.54	0.56	0.54	N/A
Ratio of net investment income to average net assets (%)	1.86	1.43	1.38	1.36	1.59
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$729,641	$1,092,993	$991,777	$765,425	$508,908

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.81	$36.09	$33.04	$32.11	$29.33

Income From Investment Operations
Net investment income	0.58 (a)	0.57 (a)	0.52	0.47	0.47
Net realized and unrealized gain (loss) of investments	(13.64)	1.25	4.35	0.93	2.56

Total from investment operations	(13.06)	1.82	4.87	1.40	3.03

Less Distributions
Distributions from net investment income	(0.55)	(0.34)	(0.63)	(0.47)	(0.25)
Distributions from net realized capital gains	(1.30)	(0.76)	(1.19)	0.00	0.00

Total distributions	(1.85)	(1.10)	(1.82)	(0.47)	(0.25)

Net Asset Value, End of Period	$21.90	$36.81	$36.09	$33.04	$32.11

Total Return (%)	(37.2)	5.1	15.3	4.5	10.4
Ratio of operating expenses to average net assets (%)	0.43	0.43	0.45	0.44	0.45
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.44	0.44	0.46	0.44	N/A
Ratio of net investment income to average net assets (%)	1.95	1.53	1.48	1.44	1.67
Portfolio turnover rate (%)	13	12	9	8	3
Net assets, end of period (000)	$163,945	$280,076	$291,417	$287,568	$293,266

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Stock Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-17

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls

MSF-18

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had no capital loss carryforwards.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$97,425,310	$57,542,999	$209,175,238	$110,473,357	$—	$—	$306,600,548	$168,016,356

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$100,345,204	$78,218,685	$(1,062,204,657)	$—	$(883,640,768)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

MSF-19

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$642,709,712	$0	$824,875,310

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.25% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2008 were $12,427,391.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2008 were $1,143,320.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2008 to April 30, 2009, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. A similar expense agreement was in place for the period May 1, 2007 through April 30, 2008. Amounts waived for the year ended December 31, 2008 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the

MSF-20

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-21

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Stock Index Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2009

MSF-22

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-23

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-24

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-25

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-26

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-27

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-28

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Metropolitan Series Fund, Inc. MFS® Total Return Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the MFS Total Return Portfolio returned -22.2%, compared to its benchmark, a blend of the Standard & Poor’s 500 Index1 (60%) and the Barclays Capital U.S. Aggregate Bond Index2 (40%), which returned -20.1%. The average return of its peer group, the Lipper Variable Insurance Products3 Mixed-Asset Target Allocation Moderate Funds Universe, was -25.1% over the same period.

PORTFOLIO REVIEW

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a markedly weaker job market, and a much tighter credit environment. During the second half of the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth—emerging markets—also began to display weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only late in the reporting period did slowing global growth result in a precipitous decline in commodity prices, which began to ease inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Within the equity portion of the Portfolio, a combination of an underweighted position and stock selection in the health care sector hurt relative performance. Underweighting pharmaceutical company Pfizer held back relative returns as the company’s stock outperformed the benchmark.

Stock selection in the leisure and retailing sectors also had a negative impact on relative results. In the leisure sector, holdings of cruise line operator Royal Caribbean Cruises dampened relative returns. Not owning fast-food company McDonald’s also hurt as the company’s stock significantly outperformed the benchmark. In the retailing sector, an underweighted position in strong-performing discount retailer Wal-Mart Stores hurt.

Stocks in other sectors that were among the top detractors included insurance company Genworth Financial and electronics services provider Flextronics (Singapore). Positioning in financial services companies Hartford Financial Services, Wells Fargo and our ownership of Bear Stearns, which was eventually acquired by JPMorgan Chase, had a negative impact. Not owning alcoholic beverage company Anheuser Busch further weakened relative returns as the company’s stock performed considerably stronger than the benchmark.

Within the fixed income portion of the Portfolio, our exposure to bonds in the financial sector and to commercial mortgage-backed securities (CMBS) held back relative performance as these securities suffered from the turmoil in the subprime market. The Portfolio’s greater exposure to “BBB” rated securities, which suffered as credit spreads widened over the reporting period, was an additional negative factor.

Within the equity portion of the portfolio, a combination of an underweighted position and stock selection in the technology sector was the primary contributor to performance relative to the S&P 500 Index. Not owning computer and electronics maker Apple boosted relative results as the company underperformed the benchmark.

Stock selection in the industrial goods and services sector also bolstered relative returns. Underweighting poor-performing industrial conglomerate General Electric helped while the Portfolio’s overweight position in defense contractor Lockheed Martin strengthened relative performance as this company generated better returns than the benchmark.

Elsewhere, the Portfolio’s positioning in poor-performing insurance company American International Group (AIG) and diversified financial services company Citigroupaided results. Holdings of pharmaceutical company Wyeth, tobacco company Philip Morris International, global food company Nestle (Switzerland), and integrated oil company TOTAL (France) were among the top relative contributors. Not owning oil field services company Schlumberger (Austria) also had a positive effect on relative performance.

Within the fixed income portion of the Portfolio, holdings of U.S. Treasury securities, and an underweighted exposure to weak-performing U.S. Agency securities, aided returns relative to the Barclays Capital U.S. Aggregate Bond Index. The Portfolio generated a higher level of income over the reporting period which also benefited relative results. Additionally, the Portfolio’s greater exposure to corporate bonds with shorter maturity helped as longer term corporate spreads widened.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Barclays Capital U.S. Aggregate Bond Index (formerly, Lehman Brothers U.S. Aggregate Bond any index) includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The index itself remains unchanged since Barclays assumed responsibility for the index from Lehman.

3 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX AND THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2008

	MFS Total Return Portfolio				Barclays Capital U.S. Aggregate Bond Index	S&P 500 Index
	Class A	Class B	Class E	Class F
1 Year	-22.2%	-22.3%	-22.3%	-22.3%	5.2%	-37.0%
5 Year	0.9	0.7	—	—	4.7	-2.2
10 Year	1.7	—	—	—	5.6	-1.4
Since Inception	—	1.6	0.3	-4.9	—	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, Class E and Class F shares are: 5/1/87, 5/1/02, 4/26/04 and 5/2/06, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	11.9%
U.S. Treasury Notes	6.7%
Federal Home Loan Mortgage Corp.	5.3%
Exxon Mobil Corp.	2.5%
U.S. Treasury Bonds	2.3%
AT&T, Inc.	2.1%
Lockheed Martin Corp.	2.1%
Philip Morris International, Inc.	2.1%
JPMorgan Chase & Co.	1.7%
Total S.A. (ADR)	1.6%

Top Equity Sectors

% of Equity Market Value
Financial Services	16.8%
Energy	15.5%
Utilities & Communications	12.8%
Consumer Staples	12.0%
Industrial Goods & Services	9.7%

Top Fixed Income Sectors
% of Fixed Income Market Value
Mortgage-Backed	40.9%
Domestic Governments	21.9%
Financial Services	5.8%
Agency Issues	5.3%
Commercial Mortgage-Backed	4.8%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
MFS Total Return—Class A	Actual	0.56%	$1,000.00	$835.20	$2.58
	Hypothetical	0.56%	$1,000.00	$1,022.29	$2.85

MFS Total Return—Class B	Actual	0.81%	$1,000.00	$834.14	$3.73
	Hypothetical	0.81%	$1,000.00	$1,021.02	$4.11

MFS Total Return—Class E	Actual	0.71%	$1,000.00	$834.57	$3.27
	Hypothetical	0.71%	$1,000.00	$1,021.53	$3.61

MFS Total Return—Class F	Actual	0.76%	$1,000.00	$834.30	$3.50
	Hypothetical	0.76%	$1,000.00	$1,021.27	$3.86

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—58.7% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.2%
Lockheed Martin Corp.	289,289	$24,323,419
Northrop Grumman Corp.	255,766	11,519,701
United Technologies Corp. (a)	238,750	12,797,000

		48,640,120

Air Freight & Logistics—0.2%
United Parcel Service, Inc. (Class B) (a)	31,660	1,746,366

Auto Components—0.4%
Johnson Controls, Inc.	229,190	4,162,090

Beverages—2.0%
Diageo, Plc. (GBP)	512,726	7,132,289
Heineken NV (EUR)	47,700	1,465,515
Molson Coors Brewing Co. (a)	40,280	1,970,498
Pepsi Bottling Group, Inc.	10,200	229,602
PepsiCo, Inc.	174,755	9,571,331
The Coca-Cola Co.	70,030	3,170,258

		23,539,493

Biotechnology—0.2%
Genzyme Corp. (b)	39,460	2,618,960

Capital Markets—3.8%
Franklin Resources, Inc.	52,420	3,343,348
Invesco, Ltd.	82,070	1,185,091
Merrill Lynch & Co., Inc.	211,606	2,463,094
State Street Corp.	215,460	8,474,042
The Bank of New York Mellon Corp.	615,450	17,435,698
The Goldman Sachs Group, Inc.	137,240	11,581,683

		44,482,956

Chemicals—1.3%
Air Products & Chemicals, Inc. (a)	99,324	4,993,017
PPG Industries, Inc.	249,860	10,601,560

		15,594,577

Commercial Banks—1.2%
PNC Financial Services Group, Inc.	144,580	7,084,420
SunTrust Banks, Inc. (a)	24,704	729,756
Wells Fargo & Co.	198,500	5,851,780

		13,665,956

Communications Equipment—0.2%
Nokia OYJ (ADR)	122,040	1,903,824

Computers & Peripherals—1.2%
Hewlett-Packard Co.	91,230	3,310,737
International Business Machines Corp.	131,460	11,063,673

		14,374,410

Security Description	Shares	Value*

Diversified Financial Services—2.3%
Bank of America Corp.	539,064	$7,590,021
JPMorgan Chase & Co.	625,500	19,722,015

		27,312,036

Diversified Telecommunication Services—2.8%
AT&T, Inc.	864,344	24,633,804
Embarq Corp.	166,146	5,974,610
Verizon Communications, Inc.	44,867	1,520,992

		32,129,406

Electric Utilities—1.9%
Allegheny Energy, Inc.	71,310	2,414,557
American Electric Power Co., Inc. (a)	91,270	3,037,466
Entergy Corp.	41,608	3,458,873
FPL Group, Inc.	168,060	8,458,460
PPL Corp.	170,266	5,225,463

		22,594,819

Electronic Equipment, Instruments & Components—0.2%
Agilent Technologies, Inc. (b)	108,420	1,694,605

Energy Equipment & Services—0.3%
Halliburton Co.	48,470	881,184
National Oilwell Varco, Inc. (b)	65,370	1,597,643
Noble Corp. (a)	39,840	880,066

		3,358,893

Food & Staples Retailing—1.8%
CVS Caremark Corp.	364,593	10,478,403
The Kroger Co.	168,030	4,437,672
Wal-Mart Stores, Inc.	59,540	3,337,812
Walgreen Co. (a)	133,370	3,290,238

		21,544,125

Food Products—1.8%
General Mills, Inc.	30,440	1,849,230
Groupe Danone (EUR) (a)	32,699	1,973,547
Kellogg Co.	61,540	2,698,529
Nestle S.A. (CHF)	311,966	12,295,384
The J. M. Smucker Co.	58,606	2,541,156

		21,357,846

Health Care Equipment & Supplies—0.2%
Zimmer Holdings, Inc. (b)	50,660	2,047,677

Health Care Providers & Services—0.5%
UnitedHealth Group, Inc.	78,080	2,076,928
WellPoint, Inc. (b)	78,110	3,290,774

		5,367,702

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—0.2%
Royal Caribbean Cruises, Ltd. (a) (b)	187,220	$2,574,275

Household Products—0.9%
Clorox Co.	66,040	3,669,182
Colgate-Palmolive Co.	26,900	1,843,726
Procter & Gamble Co.	86,312	5,335,808

		10,848,716

Independent Power Producers & Energy Traders—0.3%
NRG Energy, Inc. (a) (b)	139,220	3,248,003

Industrial Conglomerates—0.7%
3M Co. (a)	125,900	7,244,286
General Electric Co.	70,965	1,149,633

		8,393,919

Insurance—2.6%
AON Corp.	29,800	1,361,264
Genworth Financial, Inc. (Class A) (b)	160,460	454,102
Prudential Financial, Inc.	47,570	1,439,468
The Allstate Corp.	499,856	16,375,283
The Chubb Corp.	55,610	2,836,110
The Travelers Cos., Inc.	172,330	7,789,316

		30,255,543

Internet Software & Services—0.0%
Google, Inc. (Class A) (b)	1,560	479,934

IT Services—1.4%
Accenture, Ltd. (Class A)	208,299	6,830,124
Automatic Data Processing, Inc. (a)	90,580	3,563,417
The Western Union Co. (a)	179,110	2,568,438
Visa, Inc.	62,440	3,274,978

		16,236,957

Leisure Equipment & Products—0.2%
Hasbro, Inc. (a)	85,620	2,497,535

Life Sciences Tools & Services—0.2%
Waters Corp. (b)	67,740	2,482,671

Machinery—1.0%
Danaher Corp. (a)	104,190	5,898,196
Eaton Corp. (a)	111,090	5,522,284

		11,420,480

Media—1.6%
Omnicom Group, Inc.	258,400	6,956,128
The Walt Disney Co.	318,290	7,222,000
Time Warner Cable, Inc. (Class A) (a) (b)	134,270	2,880,091
WPP, Plc. (GBP)	320,043	1,865,608

		18,923,827

Security Description	Shares	Value*

Multi-Utilities—1.7%
CMS Energy Corp. (a)	70,710	$714,878
Dominion Resources, Inc. (a)	154,582	5,540,219
PG&E Corp.	123,540	4,782,233
Public Service Enterprise Group, Inc.	209,150	6,100,906
Sempra Energy	67,680	2,885,198

		20,023,434

Multiline Retail—0.6%
Macy’s, Inc. (a)	524,740	5,431,059
Target Corp.	40,500	1,398,465

		6,829,524

Oil, Gas & Consumable Fuels—9.2%
Anadarko Petroleum Corp.	83,260	3,209,673
Apache Corp.	162,110	12,082,058
Chevron Corp.	170,546	12,615,288
ConocoPhillips	58,040	3,006,472
Devon Energy Corp.	132,110	8,680,948
EOG Resources, Inc.	47,660	3,173,203
Exxon Mobil Corp.	366,764	29,278,770
Hess Corp.	136,870	7,341,707
Marathon Oil Corp.	158,360	4,332,729
Occidental Petroleum Corp.	31,700	1,901,683
The Williams Cos., Inc. (a)	172,390	2,496,207
Total S.A. (ADR)	328,150	18,146,695
Ultra Petroleum Corp. (b)	22,960	792,350

		107,057,783

Pharmaceuticals—4.2%
Abbott Laboratories	44,218	2,359,915
GlaxoSmithKline, Plc. (GBP)	100,130	1,858,853
Johnson & Johnson	207,208	12,397,255
Merck & Co., Inc. (a)	442,273	13,445,099
Merck KGaA (EUR) (a)	24,940	2,267,483
Pfizer, Inc.	50,750	898,783
Roche Holding AG (CHF)	9,710	1,494,696
Wyeth	372,320	13,965,723

		48,687,807

Road & Rail—0.1%
Burlington Northern Santa Fe Corp. (a)	8,255	624,986

Semiconductors & Semiconductor Equipment—0.9%
Intel Corp. (a)	751,050	11,010,393

Software—1.4%
Oracle Corp. (a) (b)	941,770	16,697,582

Specialty Retail—0.7%
O’Reilly Automotive, Inc. (a) (b)	23,970	736,838
Staples, Inc. (a)	220,840	3,957,453
The Sherwin-Williams Co. (a)	58,160	3,475,060

		8,169,351

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—0.7%
Nike, Inc. (a)	170,060	$8,673,060

Thrifts & Mortgage Finance—0.1%
New York Community Bancorp, Inc. (a)	64,550	772,018

Tobacco—2.3%
Altria Group, Inc.	82,266	1,238,926
Lorillard, Inc.	75,930	4,278,655
Philip Morris International, Inc.	502,090	21,845,936

		27,363,517

Trading Companies & Distributors—0.5%
W.W. Grainger, Inc. (a)	76,650	6,043,086

Wireless Telecommunication Services—0.7%
América Movil S.A.B. de C.V. (ADR)	9,550	295,955
Rogers Communications, Inc. (CAD)	123,030	3,646,551
Vodafone Group, Plc. (GBP)	2,316,910	4,664,203

		8,606,709

Total Common Stock (Identified Cost $837,116,169)		686,056,971

Fixed Income—40.7%
Security Description	Face Amount	Value*

Aerospace & Defense—0.1%
BAE Systems Holdings, Inc. (144A) 5.200%, 08/15/15	$1,718,000	1,598,084

Asset Backed—0.6%
Bayview Financial Revolving Mortgage Loan Trust (144A) 1.271%, 12/28/40 (c)	1,510,000	936,200
Capital Trust Re CDO, Ltd. (144A) 5.160%, 06/25/35 (f)	1,600,000	880,000
Connecticut RRB Special Purpose Trust CL&P 6.210%, 12/30/11 (c)	300,000	306,452
Countrywide Asset-Backed Certificates 4.575%, 07/25/35	2,496	2,414
4.823%, 08/25/35	30,592	29,607
5.689%, 10/25/36	930,000	524,139
GMAC Mortgage Corp. Loan Trust 5.805%, 10/25/36 (c)	1,077,000	370,216
Residential Funding Mortgage Securities II, Inc. 5.320%, 12/25/35	1,190,000	402,187
Small Business Administration Participation Certificates 4.350%, 07/01/23 (c)	1,378,075	1,365,858
4.770%, 04/01/24	69,757	70,315
4.950%, 03/01/25 (c)	433,977	440,642
4.990%, 09/01/24 (c)	234,204	238,464

Security Description	Face Amount	Value*

Asset Backed—(Continued)
Small Business Administration Participation Certificates 5.110%, 08/01/25 (c)	$601,760	$615,136
5.180%, 05/01/24 (c)	112,935	115,994
5.520%, 06/01/24 (c)	390,602	407,193
Structured Asset Securities Corp. 4.670%, 03/25/35	379,390	301,950

		7,006,767

Beverages—0.3%
Dr. Pepper Snapple Group, Inc. (144A) 6.120%, 05/01/13	430,000	423,566
6.820%, 05/01/18	533,000	525,726
Miller Brewing Co. (144A) 5.500%, 08/15/13	2,921,000	2,723,496

		3,672,788

Capital Markets—0.5%
Lehman Brothers Holdings, Inc. 6.500%, 07/19/17 (d)	1,540,000	154
Merrill Lynch & Co., Inc. 6.110%, 01/29/37	1,270,000	1,141,635
6.150%, 04/25/13	1,160,000	1,149,431
Morgan Stanley 5.750%, 10/18/16	1,156,000	971,355
6.750%, 04/15/11	1,180,000	1,161,033
The Goldman Sachs Group, Inc. 5.625%, 01/15/17	1,493,000	1,282,602

		5,706,210

Chemicals—0.1%
PPG Industries, Inc. 5.750%, 03/15/13	1,511,000	1,495,656

Collateralized-Mortgage Obligation—0.1%
BlackRock Capital Finance, L.P. (144A) 7.750%, 09/25/26	95,769	15,323
RAAC Series 4.971%, 09/25/34	752,000	541,459

		556,782

Commercial & Professional Services—0.3%
The Western Union Co. 5.400%, 11/17/11	2,140,000	2,056,923
Waste Management, Inc. 7.375%, 08/01/10	1,061,000	1,075,205

		3,132,128

Commercial Banks—0.5%
Bank One Corp. 8.000%, 04/29/27	100,000	107,204
BNP Paribas (144A) 7.195%, 12/31/49 (c)	500,000	317,857
Nordea Bank AB (144A) 5.424%, 12/29/49 (c)	359,000	164,177

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Banks—(Continued)
Royal Bank of Scotland Group, Plc. (144A) 6.990%, 10/29/49 (c)	$360,000	$168,313
U.S. Bancorp 7.500%, 06/01/26	400,000	414,300
Wachovia Corp. 5.250%, 08/01/14	3,334,000	3,105,668
WOORI Bank (144A) 6.125%, 05/03/16 (c)	2,620,000	1,885,352

		6,162,871

Commercial Mortgage-Backed Securities—2.0%
Bear Stearns Commercial Mortgage Securities 4.680%, 08/13/39	150,000	135,685
Chase Commercial Mortgage Securities Corp. 7.543%, 07/15/32	12,405	12,370
Citigroup Commercial Mortgage Trust 5.700%, 12/10/49 (c)	3,630,000	2,736,225
Credit Suisse Mortgage Capital Certificates 5.695%, 09/15/40 (c)	1,735,738	1,148,071
GE Capital Commercial Mortgage Corp. 5.338%, 03/10/44 (c)	1,000,000	506,655
General Electric Capital Assurance Co. (144A) 5.743%, 05/12/35	35,000	28,264
Greenwich Capital Commercial Funding Corp. 4.305%, 08/10/42	326,852	309,289
4.915%, 01/05/36 (c)	500,000	436,949
5.317%, 06/10/36 (c)	1,341,434	1,115,997
5.475%, 02/10/17	3,025,000	1,532,957
JPMorgan Chase Commercial Mortgage Securities Corp. 5.208%, 05/15/41 (c)	1,292,933	1,091,649
5.475%, 04/15/43 (c)	2,260,000	1,757,774
5.552%, 05/12/45	949,000	732,704
5.819%, 06/15/49 (c)	1,900,000	1,341,829
5.875%, 04/15/45 (c)	2,260,000	1,802,930
Merrill Lynch Mortgage Trust 5.829%, 07/12/17 (c)	929,000	162,890
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.473%, 02/12/39 (c)	560,000	287,543
5.749%, 06/12/50 (c)	1,735,738	1,232,256
Morgan Stanley Capital I 5.150%, 06/13/41	250,000	222,084
Morgan Stanley Capital I (144A) 0.814%, 11/15/30 (c) (e)	6,760,720	113,648
Multi-Family Capital Access One, Inc. 6.650%, 01/15/24	107,496	107,343
Spirit Master Funding, LLC (144A) 5.050%, 07/20/23	1,263,090	935,786
Wachovia Bank Commercial Mortgage Trust 4.847%, 10/15/41	2,245,000	1,803,127
5.795%, 07/15/45 (c)	609,448	307,378

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Wachovia Bank Commercial Mortgage Trust 5.903%, 02/15/51 (c)	$3,000,000	$2,168,025
5.957%, 06/15/45 (c)	1,530,000	793,577

		22,823,005

Construction & Engineering—0.1%
CRH America, Inc. 6.950%, 03/15/12	1,409,000	1,134,096

Consumer Finance—0.2%
American Express Co. 5.500%, 09/12/16	1,997,000	1,832,369
Capital One Financial Corp. 6.150%, 09/01/16	1,330,000	935,917

		2,768,286

Diversified Financial Services—2.1%
Bank of America Corp. 5.490%, 03/15/19	696,000	599,422
Citigroup, Inc. 5.000%, 09/15/14	1,105,000	971,938
DBS Capital Funding Corp. (144A) 7.657%, 03/31/49 (c)	1,190,000	1,187,539
Deutsche Telekom International Finance BV 5.750%, 03/23/16	1,003,000	960,110
Diageo Finance BV 5.500%, 04/01/13	2,140,000	2,127,656
EDP Finance BV (144A) 6.000%, 02/02/18	1,061,000	880,785
Enel Finance International S.A. (144A) 6.250%, 09/15/17 (a)	1,494,000	1,261,619
General Electric Capital Corp. 5.450%, 01/15/13 (a)	572,000	576,096
GG1C Funding Corp. (144A) 5.129%, 01/15/14	604,544	574,063
GlaxoSmithKline Capital, Inc. 4.850%, 05/15/13 (a)	546,000	547,669
HSBC Finance Corp. 5.250%, 01/14/11 (a)	1,300,000	1,260,371
JET Equipment Trust (144A) 11.440%, 11/01/14 (d) (f) (g)	300,000	0
MidAmerican Funding, LLC 6.927%, 03/01/29	699,000	638,722
MUFG Capital Finance I, Ltd. 6.346%, 07/29/49 (c)	1,711,000	1,192,093
Natixis (144A) 10.000%, 04/29/49 (c)	1,749,000	931,547
ORIX Corp. 5.480%, 11/22/11	2,170,000	1,630,271
PNC Funding Corp. 5.625%, 02/01/17	1,080,000	1,048,969
Spectra Energy Capital, LLC 8.000%, 10/01/19	1,253,000	1,300,295
Telecom Italia Capital S.A. 5.250%, 11/15/13	753,000	574,163

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
UBS Preferred Funding Trust V 6.243%, 05/12/49 (c)	$2,180,000	$1,190,550
UFJ Finance Aruba AEC 6.750%, 07/15/13	1,320,000	1,290,165
Unicredit Luxembourg Finance S.A. (144A) 6.000%, 10/31/17	1,520,000	1,267,399
UniCredito Italiano Capital Trust II (144A) 9.200%, 10/05/49 (c)	1,412,000	540,206
W3A Funding Corp. 8.090%, 01/02/17	677,028	670,555
ZFS Finance USA Trust I (144A) 5.875%, 05/09/32 (c)	500,000	174,690
6.500%, 05/09/37 (c)	1,950,000	799,500

		24,196,393

Diversified Telecommunication Services—0.4%
France Telecom S.A. 7.750%, 03/01/11 (c)	346,000	364,097
Telefonica Europe BV 7.750%, 09/15/10	650,000	659,985
Verizon New York, Inc. 6.875%, 04/01/12	3,102,000	3,086,338

		4,110,420

Electric Utilities—1.1%
Bruce Mansfield Unit 6.850%, 06/01/34	2,390,000	1,905,354
Exelon Generation Co., LLC 6.950%, 06/15/11	2,478,000	2,405,392
FirstEnergy Corp. 6.450%, 11/15/11	2,426,000	2,293,191
Hydro-Quebec 6.300%, 05/11/11	1,600,000	1,699,018
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	768,000	766,089
Oncor Electric Delivery Co. 7.000%, 09/01/22	1,825,000	1,705,295
PPL Energy Supply, LLC 6.400%, 11/01/11	100,000	98,359
PSEG Power, LLC 5.500%, 12/01/15	977,000	873,115
6.950%, 06/01/12	1,000,000	986,670
United Energy Distribution Holdings, Ltd. (144A) 5.450%, 04/15/16	50,000	56,830

		12,789,313

Electronic Equipment, Instruments & Components—0.1%
Tyco Electronics Group S.A. 6.550%, 10/01/17	1,385,000	1,163,957

Energy Equipment & Services—0.1%
Kinder Morgan Energy Partners, L.P. 6.750%, 03/15/11	1,202,000	1,169,115
7.750%, 03/15/32	625,000	547,704

		1,716,819

Security Description	Face Amount	Value*

Federal Agencies—18.3%
Federal Home Loan Mortgage Corp. 4.125%, 11/18/09	$3,100,000	$3,184,044
4.500%, 05/01/18	383,055	394,119
4.500%, 08/01/18	597,384	614,639
4.500%, 11/01/18	559,631	575,795
4.500%, 01/01/19	1,014,605	1,043,911
4.500%, 08/01/19	57,445	58,960
4.500%, 02/01/20	399,732	410,278
4.500%, 04/01/35	1,207,064	1,225,510
5.000%, 12/01/17	23,857	24,703
5.000%, 05/01/18	246,073	254,472
5.000%, 06/01/18	36,381	37,557
5.000%, 09/01/18	556,058	574,031
5.000%, 12/01/18	79,821	82,401
5.000%, 02/01/19	651,298	671,128
5.000%, 05/01/19	477,868	493,091
5.000%, 06/01/19	275,537	283,926
5.000%, 09/01/33	2,306,739	2,363,064
5.000%, 11/01/33	1,307,501	1,339,427
5.000%, 03/01/34	385,797	394,916
5.000%, 04/01/34	422,026	432,002
5.000%, 08/01/35	1,280,426	1,310,291
5.000%, 10/01/35	4,016,043	4,109,713
5.000%, 11/01/35	419,947	429,741
5.500%, 08/23/17 (a)	7,900,000	9,316,604
5.500%, 01/01/19	116,174	120,021
5.500%, 04/01/19	69,932	72,335
5.500%, 06/01/19	50,120	51,780
5.500%, 07/01/19	179,571	185,518
5.500%, 08/01/19	56,036	57,892
5.500%, 12/01/19	97,814	101,053
5.500%, 02/01/20	26,323	27,170
5.500%, 10/01/24	521,263	536,092
5.500%, 06/01/25	1,077,418	1,107,459
5.500%, 07/01/25	483,024	496,491
5.500%, 08/01/25	742,206	762,900
5.500%, 05/01/33	2,611,916	2,680,182
5.500%, 12/01/33	1,800,705	1,847,769
5.500%, 01/01/34	1,768,254	1,814,470
5.500%, 04/01/34	277,268	284,342
5.500%, 11/01/34	222,315	227,987
5.500%, 12/01/34	341,501	350,213
5.500%, 05/01/35	138,023	141,458
5.500%, 09/01/35	390,035	399,741
5.500%, 10/01/35	614,904	630,207
6.000%, 04/01/16	91,292	94,665
6.000%, 04/01/17	162,604	168,614
6.000%, 07/01/17	84,247	87,361
6.000%, 10/01/17	117,530	121,875
6.000%, 08/01/19	804,562	834,326
6.000%, 09/01/19	223,362	231,625
6.000%, 11/01/19	132,944	137,860
6.000%, 05/01/21	425,154	440,894
6.000%, 10/01/21	358,544	371,818
6.000%, 02/01/23	750,140	776,759
6.000%, 12/01/25	307,765	317,886

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 6.000%, 02/01/26	$317,790	$328,241
6.000%, 04/01/34	179,438	185,249
6.000%, 07/01/34	658,631	679,961
6.000%, 08/01/34	3,757,080	3,878,758
6.000%, 09/01/34	81,573	84,215
6.000%, 07/01/35	357,290	368,526
6.000%, 08/01/35	435,931	449,640
6.000%, 11/01/35	1,071,899	1,105,609
6.000%, 03/01/36	487,640	502,899
6.000%, 10/01/36	775,719	800,842
6.000%, 01/01/37	250,897	258,749
6.000%, 03/01/37	663,114	683,827
6.000%, 05/01/37	1,684,884	1,737,513
6.000%, 06/01/37	1,275,387	1,315,225
6.500%, 05/01/34	141,228	147,011
6.500%, 06/01/34	186,610	194,248
6.500%, 08/01/34	803,842	836,750
6.500%, 10/01/34	697,677	727,982
6.500%, 11/01/34	404,815	421,387
6.500%, 05/01/37	410,922	427,272
6.500%, 07/01/37	1,712,601	1,780,741
Federal National Mortgage Association 3.000%, 07/12/10	787,000	811,142
4.010%, 08/01/13 (c)	146,350	144,660
4.021%, 08/01/13 (c)	583,021	577,479
4.500%, 04/01/18	428,293	440,530
4.500%, 06/01/18	988,253	1,016,489
4.500%, 07/01/18	1,217,798	1,252,592
4.500%, 03/01/19	641,055	657,768
4.500%, 06/01/19	2,345,231	2,406,374
4.500%, 04/01/20	538,884	552,933
4.500%, 07/01/20	291,491	299,091
4.500%, 11/01/20	288,075	295,226
4.500%, 08/01/33	2,014,089	2,047,504
4.500%, 02/01/35	500,672	508,665
4.500%, 09/01/35	686,112	696,638
4.589%, 05/01/14 (c)	834,349	841,854
4.630%, 04/01/14	363,538	366,986
4.700%, 03/01/15	609,473	615,650
4.751%, 04/01/13 (c)	78,053	79,339
4.840%, 08/01/14 (c)	891,927	909,418
4.845%, 06/01/13	91,458	93,209
4.872%, 02/01/14 (c)	651,801	664,380
4.880%, 03/01/20	442,093	451,280
4.921%, 04/01/15 (c)	2,076,669	2,122,388
4.940%, 08/01/15	50,000	50,345
5.000%, 11/01/17	652,210	675,329
5.000%, 02/01/18	2,622,238	2,715,110
5.000%, 12/01/18	1,688,026	1,742,585
5.000%, 06/01/19	366,757	377,923
5.000%, 07/01/19	913,988	941,816
5.000%, 11/01/19	177,291	182,689
5.000%, 07/01/20	958,992	986,991
5.000%, 08/01/20	217,127	223,466
5.000%, 11/01/33	1,217,202	1,245,972

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.000%, 03/01/34	$1,345,830	$1,377,410
5.000%, 04/01/34	382,637	391,442
5.000%, 05/01/34	429,873	439,765
5.000%, 08/01/34	467,098	477,846
5.000%, 09/01/34	1,631,485	1,669,027
5.000%, 12/01/34	249,052	254,783
5.000%, 01/01/35	473,754	484,655
5.000%, 06/01/35	1,996,998	2,041,703
5.000%, 07/01/35	5,619,402	5,745,200
5.000%, 08/01/35	1,027,390	1,050,390
5.000%, 08/01/36	497,678	508,820
5.370%, 02/01/13 (c)	381,256	390,213
5.370%, 05/01/18	630,000	608,098
5.466%, 11/01/15 (c)	430,254	451,890
5.500%, 11/01/17	1,015,721	1,051,580
5.500%, 12/01/17	184,462	190,975
5.500%, 01/01/18	665,997	689,509
5.500%, 02/01/18	593,554	614,138
5.500%, 06/01/19	746,693	771,654
5.500%, 07/01/19	628,709	649,725
5.500%, 08/01/19	184,909	191,090
5.500%, 09/01/19	643,664	665,180
5.500%, 01/01/21	292,408	301,909
5.500%, 03/01/21	81,633	84,221
5.500%, 02/01/33	612,786	629,663
5.500%, 04/01/33	231,448	237,823
5.500%, 05/01/33	52,373	53,816
5.500%, 06/01/33	1,922,885	1,975,846
5.500%, 07/01/33	2,496,202	2,564,954
5.500%, 11/01/33	1,906,728	1,959,244
5.500%, 12/01/33	279,187	286,876
5.500%, 01/01/34 (c)	438,557	450,636
5.500%, 01/01/34	700,434	719,726
5.500%, 02/01/34	1,621,665	1,666,096
5.500%, 03/01/34	192,172	197,407
5.500%, 04/01/34	516,951	530,866
5.500%, 05/01/34	2,158,048	2,216,137
5.500%, 06/01/34	2,730,149	2,803,637
5.500%, 07/01/34	1,505,381	1,545,904
5.500%, 08/01/34	1,099,378	1,128,971
5.500%, 09/01/34	5,297,009	5,439,593
5.500%, 10/01/34	4,829,116	4,959,104
5.500%, 11/01/34	6,217,630	6,384,993
5.500%, 12/01/34	2,797,839	2,873,150
5.500%, 01/01/35	2,140,783	2,198,407
5.500%, 02/01/35	328,228	337,063
5.500%, 04/01/35	491,565	504,489
5.500%, 07/01/35	473,584	486,036
5.500%, 08/01/35	591,437	606,987
5.500%, 09/01/35 (c)	1,449,503	1,487,614
6.000%, 05/15/11 (a)	1,473,000	1,628,082
6.000%, 07/01/16	329,087	342,865
6.000%, 01/01/17	502,533	523,258
6.000%, 02/01/17 (c)	395,005	411,543
6.000%, 07/01/17	614,707	640,442

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 6.000%, 08/01/17	$67,038	$69,803
6.000%, 09/01/17	342,534	356,660
6.000%, 03/01/18	55,198	57,475
6.000%, 11/01/18	331,207	345,073
6.000%, 01/01/21	332,065	344,981
6.000%, 02/01/21	356,140	369,992
6.000%, 05/01/21	189,912	197,299
6.000%, 11/01/25	152,705	157,579
6.000%, 02/01/32	1,445,556	1,495,083
6.000%, 03/01/34	120,390	124,709
6.000%, 04/01/34	1,911,746	1,973,137
6.000%, 05/01/34	164,286	169,529
6.000%, 06/01/34	1,895,754	1,956,263
6.000%, 07/01/34	2,232,343	2,303,594
6.000%, 08/01/34	5,024,202	5,184,562
6.000%, 10/01/34	1,864,398	1,923,906
6.000%, 11/01/34	272,833	281,542
6.000%, 12/01/34	131,158	135,344
6.000%, 04/01/35	73,773	76,047
6.000%, 08/01/35	389,029	401,021
6.000%, 09/01/35 (c)	540,120	558,806
6.000%, 10/01/35	742,518	765,406
6.000%, 11/01/35	330,974	341,176
6.000%, 12/01/35	1,098,944	1,132,818
6.000%, 02/01/36	1,368,444	1,410,552
6.000%, 04/01/36	2,359,744	2,432,112
6.000%, 06/01/36	610,902	629,700
6.000%, 07/01/36	358,915	369,922
6.000%, 03/01/37	670,234	690,751
6.000%, 07/01/37	912,429	940,359
6.330%, 03/01/11 (c)	162,660	170,758
6.500%, 06/01/31	346,089	362,204
6.500%, 07/01/31	155,155	162,380
6.500%, 08/01/31	97,008	101,525
6.500%, 09/01/31	449,052	469,961
6.500%, 02/01/32	430,576	450,625
6.500%, 05/01/32	156,262	163,049
6.500%, 07/01/32	792,042	827,908
6.500%, 08/01/32	730,209	761,927
6.500%, 01/01/33	299,920	312,948
6.500%, 04/01/34	641,401	668,624
6.500%, 06/01/34	204,655	213,161
6.500%, 08/01/34	252,543	263,040
6.500%, 03/01/36	758,599	788,824
6.500%, 04/01/36	333,636	346,929
6.500%, 05/01/36	525,080	546,002
6.500%, 02/01/37	1,671,494	1,737,998
6.500%, 04/01/37	540,786	562,303
6.500%, 05/01/37	883,822	918,988
6.500%, 06/01/37	451,957	469,939
6.500%, 07/01/37	755,175	785,222
6.625%, 09/15/09	3,886,000	4,044,875
7.500%, 10/01/29	85,014	90,045
7.500%, 02/01/30	51,573	54,679
7.500%, 11/01/31	187,422	198,519
7.500%, 02/01/32	55,576	58,882

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Government National Mortgage Association 4.500%, 07/20/33	$125,505	$126,861
4.500%, 09/15/33	537,152	549,434
4.500%, 09/20/33	65,056	65,759
4.500%, 12/20/34	65,335	66,079
4.500%, 03/20/35	322,343	326,155
5.000%, 07/20/33	246,743	253,358
5.000%, 03/15/34	234,434	241,234
5.000%, 06/15/34	395,252	406,717
5.000%, 12/15/34	228,701	235,335
5.000%, 06/15/35	88,349	90,857
5.500%, 11/15/32	653,833	676,153
5.500%, 08/15/33	2,673,590	2,763,185
5.500%, 12/15/33	1,013,242	1,047,542
5.500%, 09/15/34	956,349	987,799
5.500%, 10/15/35	285,144	294,432
6.000%, 12/15/28	191,612	198,945
6.000%, 12/15/31	186,566	193,355
6.000%, 03/15/32	9,714	10,058
6.000%, 10/15/32	724,342	750,027
6.000%, 01/15/33	113,959	117,928
6.000%, 02/15/33	6,031	6,241
6.000%, 04/15/33	739,363	765,118
6.000%, 08/15/33	7,491	7,752
6.000%, 07/15/34	565,777	585,044
6.000%, 09/15/34	473,044	489,152
6.000%, 01/20/35	281,651	290,454
6.000%, 02/20/35	142,342	146,790
6.000%, 04/20/35	234,437	241,765
6.000%, 01/15/38	1,140,421	1,178,900

		213,742,948

Food & Staples Retailing—0.2%
CVS Caremark Corp. 6.125%, 08/15/16	1,080,000	1,046,340
Wal-Mart Stores, Inc. 5.250%, 09/01/35	1,830,000	1,822,061

		2,868,401

Foreign Government—0.5%
Egypt Government AID Bonds 4.450%, 09/15/15	1,903,000	2,055,906
Israel Government International Bond 4.625%, 06/15/13	1,095,000	1,147,682
Province of Ontario Canada 5.000%, 10/18/11	2,170,000	2,281,169

		5,484,757

Government Agency—0.4%
California Educational Facilities Authority 5.000%, 03/15/39	730,000	728,817
Financing Corp. (FICO) 9.650%, 11/02/18	430,000	666,722
Massachusetts Bay Transportation Authority 5.250%, 07/01/33	1,190,000	1,191,618

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Government Agency—(Continued)
Massachusetts Health & Educational Facilities Authority 5.500%, 06/01/30	$735,000	$733,126
5.500%, 06/01/35	1,170,000	1,147,571
U.S. Department of Housing & Urban Development 7.498%, 08/01/11	98,000	101,744

		4,569,598

Health Care Equipment & Supplies—0.2%
Hospira, Inc. 5.550%, 03/30/12	530,000	502,158
6.050%, 03/30/17 (c)	1,847,000	1,500,167

		2,002,325

Health Care Providers & Services—0.1%
Cardinal Health, Inc. 5.800%, 10/15/16	793,000	717,410
HCA, Inc. 8.750%, 09/01/10	112,000	107,520

		824,930

Hotels, Restaurants & Leisure—0.1%
Marriott International, Inc. 6.375%, 06/15/17	1,290,000	899,549
Wyndham Worldwide Corp. 6.000%, 12/01/16	1,077,000	434,126

		1,333,675

Household Durables—0.1%
Fortune Brands, Inc. 5.125%, 01/15/11	1,435,000	1,378,326

Insurance—0.3%
American International Group, Inc. (144A) 8.250%, 08/15/18	660,000	483,066
Chubb Corp. 6.375%, 03/29/67 (c)	2,110,000	1,308,605
Everest Reinsurance Holdings, Inc. 8.750%, 03/15/10	100,000	94,381
ING Groep NV 5.775%, 12/29/49 (c)	1,250,000	535,365
OneBeacon U.S. Holdings, Inc. 5.875%, 05/15/13	735,000	534,925
The Allstate Corp. 5.550%, 05/09/35	1,236,000	1,005,606

		3,961,948

Machinery—0.2%
Atlas Copco AB (144A) 5.600%, 05/22/17	910,000	854,858
Kennametal, Inc. 7.200%, 06/15/12	1,284,000	1,247,479

		2,102,337

Security Description	Face Amount	Value*

Media—0.4%
CBS Corp. 6.625%, 05/15/11	$1,485,000	$1,315,980
COX Communications, Inc. 4.625%, 06/01/13	1,058,000	916,936
Hearst-Argyle Television, Inc. 7.500%, 11/15/27	200,000	169,786
News America Holdings, Inc. 8.500%, 02/23/25	722,000	710,544
Time Warner Entertainment Co., L.P. 8.375%, 07/15/33	1,240,000	1,251,320

		4,364,566

Metals & Mining—0.1%
ArcelorMittal 6.125%, 06/01/18	1,727,000	1,182,577

Multi-Utilities—0.1%
CenterPoint Energy Resources Corp. 7.875%, 04/01/13	1,293,000	1,197,698

Multiline Retail—0.0%
Macy’s Retail Holdings, Inc. 5.350%, 03/15/12	480,000	356,531

Office Electronics—0.1%
Xerox Corp. 5.500%, 05/15/12	820,000	687,201

Oil, Gas & Consumable Fuels—0.6%
Devon OEI Operating, Inc. 7.250%, 10/01/11	2,215,000	2,274,116
Enterprise Products Operating, LLC 6.500%, 01/31/19	908,000	763,916
Pemex Project Funding Master Trust 9.125%, 10/13/10	35,000	36,838
Ras Laffan Liquefied Natural Gas Co., Ltd. III (144A) 5.832%, 09/30/16	970,000	722,117
Valero Energy Corp. 6.875%, 04/15/12	2,023,000	2,034,389
Weatherford International, Inc. 6.350%, 06/15/17	480,000	409,649
Weatherford International, Ltd. 6.000%, 03/15/18	1,224,000	1,027,865

		7,268,890

Paper & Forest Products—0.0%
MeadWestvaco Corp. 6.850%, 04/01/12	35,000	31,620

Pharmaceuticals—0.1%
Allergan, Inc. 5.750%, 04/01/16	1,430,000	1,368,112

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Real Estate Investment Trusts—0.4%
Boston Properties, Inc. 5.000%, 06/01/15	$200,000	$125,941
HRPT Properties Trust 6.250%, 08/15/16	1,776,000	945,979
Prologis 5.750%, 04/01/16	1,743,000	869,258
Simon Property Group, L.P. 5.100%, 06/15/15	2,102,000	1,288,579
5.875%, 03/01/17	1,328,000	886,857
Vornado Realty, L.P. 4.750%, 12/01/10	530,000	476,886

		4,593,500

Road & Rail—0.1%
CSX Corp. 6.750%, 03/15/11	92,000	91,638
7.900%, 05/01/17	1,120,000	1,152,748
Norfolk Southern Corp. 7.050%, 05/01/37	360,000	376,460

		1,620,846

Specialty Retail—0.1%
Home Depot, Inc. 5.875%, 12/16/36	504,000	395,188
Limited Brands, Inc. 5.250%, 11/01/14	1,028,000	593,023

		988,211

Tobacco—0.3%
Altria Group, Inc. 9.700%, 11/10/18	1,600,000	1,729,328
Philip Morris International, Inc. 4.875%, 05/16/13	2,160,000	2,166,182

		3,895,510

U.S. Treasury—8.9%
U.S. Treasury Bonds 4.500%, 02/15/36 (a)	2,609,000	3,466,302
5.375%, 02/15/31 (a)	12,741,000	17,506,924
6.000%, 02/15/26 (a)	2,615,000	3,649,559
6.250%, 08/15/23	1,251,000	1,706,246
U.S. Treasury Notes 1.500%, 10/31/10 (a)	4,962,000	5,036,043
2.000%, 11/30/13 (a)	2,098,000	2,152,418
3.500%, 05/31/13 (a)	3,900,000	4,271,717
3.875%, 02/15/13 (a)	5,448,000	6,069,410
4.000%, 06/15/09 (a)	203,000	206,442
4.125%, 08/31/12 (a)	7,209,000	7,972,707
4.125%, 05/15/15 (a)	5,133,000	5,886,909
4.500%, 04/30/12	3,651,000	4,043,483
4.500%, 11/15/15 (a)	800,000	948,750
4.750%, 08/15/17 (a)	7,877,000	9,417,938
5.125%, 06/30/11 (a)	764,000	845,593

Security Description	Face Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Notes 6.500%, 02/15/10 (a)	$29,404,000	$31,363,512

		104,543,953

Wireless Telecommunication Services—0.2%
AT&T Mobility, LLC 6.500%, 12/15/11	900,000	903,596
Rogers Communications, Inc. 6.800%, 08/15/18	1,483,000	1,498,469

		2,402,065

Yankee—0.3%
Nexen, Inc. 5.875%, 03/10/35	462,000	347,834
Petro-Canada 6.050%, 05/15/18	1,664,000	1,371,420
StatoilHydro ASA 7.750%, 06/15/23	100,000	113,746
Telus Corp. 8.000%, 06/01/11	1,918,000	1,907,620

		3,740,620

Total Fixed Income (Identified Cost $497,463,504)		476,544,720

Short Term Investments—10.2%

Mutual Funds—10.0%
State Street Navigator Securities Lending Prime Portfolio (h)	117,055,252	117,055,252

Repurchase Agreement—0.2%
State Street Repurchase Agreement dated 12/31/08 at 0.010% to be repurchased at $1,995,001 on 01/02/09, collateralized by $2,015,000 Federal Home Loan Bank at 2.730% due 06/10/09 with a value of $2,037,770.	1,995,000	1,995,000

Total Short Term Investments (Identified Cost $119,050,252)		119,050,252

Total Investments—109.6% (Identified Cost $1,453,629,925) (i)		1,281,651,943
Liabilities in excess of other assets		(112,787,500)

Total Net Assets—100%		$1,168,864,443

(a)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $115,268,677 and the collateral received consisted of cash in the amount of $117,055,252. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2008

(c)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2008.
(d)	Non-Income Producing; Defaulted Bond.
(e)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(f)	Security was valued in good faith under procedures established by the Board of Directors.
(g)	Zero Valued Security.
(h)	Represents investment of cash collateral received from securities lending transactions.
(i)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $1,495,862,889 and the composition of unrealized appreciation and depreciation of investment securities was $24,101,724 and $(238,312,670), respectively.

(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2008, the market value of 144A securities was $20,450,011, which is 1.7% of total net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$895,827,290	$0
Level 2 - Other Significant Observable Inputs	383,072,667	0
Level 3 - Significant Unobservable Inputs	2,751,986	0
Total	$1,281,651,943	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments In Securities	Other Financial Instruments
Balance as of January 1, 2008	$2,044,798	$0
Transfers In (Out) of Level 3	1,346,750	0
Accrued discounts/premiums	0	0
Realized Gain (Loss)	245	0
Change in unrealized appreciation (depreciation)	(620,791)	0
Net Purchases (Sales)	(19,016)	0
Balance as of December 31, 2008	$2,751,986	0

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$1,281,651,943
Cash		4,157
Receivable for:
Securities sold		1,742,621
Fund shares sold		276,805
Accrued interest and dividends		6,572,932
Foreign taxes		46,490

Total Assets		1,290,294,948
Liabilities
Payable for:
Securities purchased	$1,371,687
Fund shares redeemed	2,211,175
Withholding taxes	3,332
Collateral for securities loaned	117,055,252
Accrued expenses:
Management fees	527,727
Service and distribution fees	169,752
Deferred directors’ fees	31,906
Other expenses	59,674

Total Liabilities		121,430,505

Net Assets		$1,168,864,443

Net assets consists of:
Capital paid in		$1,511,064,117
Undistributed net investment income		47,646,451
Accumulated net realized losses		(217,866,868)
Unrealized depreciation on investments and foreign currency		(171,979,257)

Net Assets		$1,168,864,443

Computation of offering price:
Class A
Net asset value and redemption price per share ($177,741,840 divided by 1,651,045 shares outstanding)		$107.65

Class B
Net asset value and redemption price per share ($161,732,409 divided by 1,518,130 shares outstanding)		$106.53

Class E
Net asset value and redemption price per share ($40,104,128 divided by 374,236 shares outstanding)		$107.16

Class F
Net asset value and redemption price per share ($789,286,066 divided by 7,386,466 shares outstanding)		$106.86

(a) Identified cost of investments		$1,453,629,925

(b) Includes cash collateral for securities loaned of		$117,055,252

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$22,467,390 (a)
Interest		34,507,031 (b)

		56,974,421
Expenses
Management fees	$8,186,097
Service and distribution fees—Class B	505,605
Service and distribution fees—Class E	84,081
Service and distribution fees—Class F	2,110,855
Directors’ fees and expenses	22,890
Custodian	293,528
Audit and tax services	38,968
Legal	26,697
Printing	242,147
Insurance	21,684
Miscellaneous	26,608

Total expenses	11,559,160
Expense reductions	(224,429)	11,334,731

Net Investment Income		45,639,690

Realized and Unrealized Loss
Realized gain (loss) on:
Investments—net	(165,528,429)
Foreign currency transactions—net	56,794	(165,471,635)

Change in unrealized depreciation on:
Investments—net	(255,111,401)
Foreign currency transactions—net	(1,140)	(255,112,541)

Net loss		(420,584,176)

Net Decrease in Net Assets From Operations		$(374,944,486)

(a)	Net of foreign taxes of $250,875.
(b)	Includes income on securities loaned of $1,727,257.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$45,639,690	$51,562,798
Net realized gain (loss)	(165,471,635)	109,835,876
Unrealized depreciation	(255,112,541)	(78,818,377)

Increase (decrease) in net assets from operations	(374,944,486)	82,580,297

From Distributions to Shareholders
Net investment income
Class A	(8,242,746)	(6,077,127)
Class B	(6,933,300)	(4,271,221)
Class E	(2,019,738)	(1,741,399)
Class F	(37,319,916)	(27,365,987)

	(54,515,700)	(39,455,734)

Net realized gain
Class A	(17,741,215)	(9,194,580)
Class B	(16,174,203)	(7,330,189)
Class E	(4,559,937)	(2,813,723)
Class F	(85,690,529)	(46,173,029)

	(124,165,884)	(65,511,521)

Total distributions	(178,681,584)	(104,967,255)

Decrease in net assets from capital share transactions	(136,675,245)	(92,438,567)

Net decrease in net assets	(690,301,315)	(114,825,525)

Net Assets
Beginning of the period	1,859,165,758	1,973,991,283

End of the period	$1,168,864,443	$1,859,165,758

Undistributed Net Investment Income
End of the period	$47,646,451	$54,123,170

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	369,060	$41,819,796	285,406	$44,679,626
Reinvestments	193,089	25,983,961	98,527	15,271,707
Redemptions	(621,960)	(74,091,292)	(460,811)	(72,109,670)

Net decrease	(59,811)	$(6,287,535)	(76,878)	$(12,158,337)

Class B
Sales	236,146	$30,497,195	536,030	$83,546,125
Reinvestments	173,207	23,107,503	75,442	11,601,410
Redemptions	(418,494)	(52,728,935)	(442,313)	(68,803,892)

Net increase (decrease)	(9,141)	$875,763	169,159	$26,343,643

Class E
Sales	26,795	$3,521,259	191,657	$30,163,464
Reinvestments	49,065	6,579,675	29,485	4,555,122
Redemptions	(179,718)	(23,391,550)	(290,620)	(45,525,263)

Net decrease	(103,858)	$(13,290,616)	(69,478)	$(10,806,677)

Class F
Sales	552,104	$72,028,264	529,936	$82,534,533
Reinvestments	919,636	123,010,445	477,092	73,539,016
Redemptions	(2,474,872)	(313,011,566)	(1,617,157)	(251,890,745)

Net decrease	(1,003,132)	$(117,972,857)	(610,129)	$(95,817,196)

Decrease derived from capital share transactions		$(136,675,245)		$(92,438,567)

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$154.53	$156.45	$147.99	$147.96	$138.13

Income From Investment Operations
Net investment income	4.08 (a)	4.40 (a)	4.32	3.84	3.60
Net realized and unrealized gain (loss) of investments	(35.15)	2.49	13.06	0.46	11.53

Total from investment operations	(31.07)	6.89	17.38	4.30	15.13

Less Distributions
Distributions from net investment income	(5.02)	(3.51)	(5.49)	(2.61)	(4.52)
Distributions from net realized capital gains	(10.79)	(5.30)	(3.43)	(1.66)	(0.78)

Total distributions	(15.81)	(8.81)	(8.92)	(4.27)	(5.30)

Net Asset Value, End of Period	$107.65	$154.53	$156.45	$147.99	$147.96

Total Return (%)	(22.2)	4.4	12.2	3.1	11.3
Ratio of operating expenses to average net assets before expense reductions (%)	0.58	0.58	0.59	0.66	0.64
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.56	0.57	0.58	0.65	0.63
Ratio of net investment income to average net assets (%)	3.15	2.80	2.74	2.53	2.60
Portfolio turnover rate (%)	52	58	55	47	89
Net assets, end of period (000)	$177,742	$264,376	$279,698	$261,653	$268,870

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$153.05	$155.02	$146.58	$146.59	$136.93

Income From Investment Operations
Net investment income	3.72 (a)	3.97 (a)	3.71	2.75	3.64
Net realized and unrealized gain (loss) of investments	(34.82)	2.45	13.15	1.16	11.01

Total from investment operations	(31.10)	6.42	16.86	3.91	14.65

Less Distributions
Distributions from net investment income	(4.63)	(3.09)	(4.99)	(2.26)	(4.21)
Distributions from net realized capital gains	(10.79)	(5.30)	(3.43)	(1.66)	(0.78)

Total distributions	(15.42)	(8.39)	(8.42)	(3.92)	(4.99)

Net Asset Value, End of Period	$106.53	$153.05	$155.02	$146.58	$146.59

Total Return (%)	(22.3)	4.1	11.9	2.9	11.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.83	0.83	0.84	0.91	0.89
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.81	0.82	0.83	0.90	0.88
Ratio of net investment income to average net assets (%)	2.90	2.56	2.50	2.29	2.39
Portfolio turnover rate (%)	52	58	55	47	89
Net assets, end of period (000)	$161,732	$233,742	$210,529	$158,528	$103,373

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004(c)
Net Asset Value, Beginning of Period	$153.85	$155.83	$147.36	$147.29	$135.61

Income From Investment Operations
Net investment income	3.88 (a)	4.14 (a)	4.27	3.46	2.33
Net realized and unrealized gain (loss) of investments	(35.00)	2.46	12.81	0.60	9.35

Total from investment operations	(31.12)	6.60	17.08	4.06	11.68

Less Distributions
Distributions from net investment income	(4.78)	(3.28)	(5.18)	(2.33)	0.00
Distributions from net realized capital gains	(10.79)	(5.30)	(3.43)	(1.66)	0.00

Total distributions	(15.57)	(8.58)	(8.61)	(3.99)	0.00

Net Asset Value, End of Period	$107.16	$153.85	$155.83	$147.36	$147.29

Total Return (%)	(22.3)	4.2	12.0	3.0	8.6	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	0.73	0.74	0.81	0.79	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.71	0.72	0.73	0.80	0.78	(e)
Ratio of net investment income to average net assets (%)	2.98	2.65	2.57	2.38	2.57	(e)
Portfolio turnover rate (%)	52	58	55	47	89
Net assets, end of period (000)	$40,104	$73,557	$85,327	$90,637	$89,519

	Class F
	Year ended December 31,
	2008	2007	2006(c)
Net Asset Value, Beginning of Period	$153.46	$155.39	$143.80

Income From Investment Operations
Net investment income	3.80 (a)	4.08 (a)	2.69
Net realized and unrealized gain (loss) on investments	(34.91)	2.43	8.90

Total from investment operations	(31.11)	6.51	11.59

Less Distributions
Distributions from net investment income	(4.70)	(3.14)	0.00
Distributions from net realized capital gains	(10.79)	(5.30)	0.00

Total distributions	(15.49)	(8.44)	0.00

Net Asset Value, End of Period	$106.86	$153.46	$155.39

Total Return (%)	(22.3)	4.2	8.1	(d)
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	0.78	0.79	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.76	0.77	0.78	(e)
Ratio of net investment income to average net assets (%)	2.94	2.60	2.67	(e)
Portfolio turnover rate (%)	52	58	55
Net assets, end of period (000)	$789,286	$1,287,491	$1,398,437

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes E and F, respectively.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MFS Total Return Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class F. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class F shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-19

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-20

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

MSF-21

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

High Yield Securities:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Mortgage-Backed Securities:

The Portfolio invests a portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At December 31, 2008, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities (excluding federal agencies) with an aggregate value of $30,386,554 (representing 2.6% of the Portfolio’s total net assets).

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/16	Expiring 12/31/09	Total
$85,128,576	$10,856,151	$95,984,727

The utilization of the capital loss carryforward acquired as part of a merger may be limited under Section 382 of the Internal Revenue Code.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$70,504,822	$41,790,578	$108,176,762	$63,176,677	$—	$—	$178,681,584	$104,967,255

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$47,643,404	$—	$(214,212,220)	$(95,984,727)	$(262,553,543)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(79,649,179)

MSF-22

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$126,400,520	$665,517,335	$283,018,063	$722,584,208

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$8,186,097	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and F shares. Under the Distribution and Service Plan, the Class B, E and F shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and F shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.20% per year for Class F shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the

MSF-23

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-24

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Total Return Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Total Return Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2009

MSF-25

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-26

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-27

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-28

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-29

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-30

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-31

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Metropolitan Series Fund, Inc. MFS® Value Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

Massachusetts Financial Services Co. became the subadviser to the Portfolio, and the Portfolio changed its investment objective and principal investment strategies, on January 7, 2008, prior to which the Portfolio was named Harris Oakmark Large Cap Value Portfolio and was subadvised by Harris Associates L.P. On April 28, 2008, the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”) merged with and into the Portfolio. Prior to the merger, the MIST MFS Value Predecessor had succeeded to the operations of the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”) on May 1, 2006. Because the MIST MFS Value Predecessor was the accounting survivor of the merger with and into the Portfolio, the performance information set forth below and in the performance table on the following page reflects the management of MFS in the MIST MFS Value Predecessor and the TST MFS Value Predecessor, but not for the Portfolio.

For the twelve-month period ended December 31, 2008, the Class A shares of the MFS Value Portfolio returned -32.5%, compared to its benchmark, the Russell 1000 Value Index1, which returned -36.8%. The average return of its peer group, the Lipper Variable Insurance Products2 Large Cap Value Funds Universe, was -37.1% over the same period.

PORTFOLIO REVIEW

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a markedly weaker job market, and a much tighter credit environment. During the second half of the year, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis.

While reasonably resilient during the first half of the year, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth—emerging markets—also began to display weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a meaningful fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only late in the year did slowing global growth result in a precipitous decline in commodity prices, which began to ease inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Strong stock selection in the industrial goods and services sector boosted performance relative to the Russell 1000 Value Index. Not holding poor-performing diversified industrial conglomerate General Electric and the Portfolio’s position in defense contractor Lockheed Martin, which is not a benchmark constituent, were key factors in this result.

The Portfolio’s underweighted positioning in the financial services sector also aided relative performance. Not holding insurance firm American International Group (AIG) and financial services firm Wachovia helped as both these securities underperformed the benchmark. Positioning in international financial conglomerate Citigroup also bolstered relative returns.

Stock selection in the technology sector helped relative results. The Portfolio’s holdings of enterprise software products maker Oracle helped relative performance over the reporting period.

Top relative contributors in other sectors included tobacco company Philip Morris, management consulting firm Accenture, and paint producer Sherwin Williams. Not holding poor-performing precious metals company Freeport-McMoran also strengthened relative performance.

Stock selection and an underweighted position in the health care sector was the primary detractor from performance. The Portfolio’s avoidance of biotechnology firm Amgen, its underweighted position in pharmaceutical giant Pfizer and its ownership of health insurance provider UnitedHealth Group held back relative results.

Elsewhere, an underweighted position in integrated oil and gas company Exxon Mobil and telecommunications provider Verizon hindered relative results. Not holding financial services firm Wells Fargo for a majority of the period weighed on the Portfolio’s results. Additionally, the Portfolio’s positions in insurance company Genworth Financial, financial services firm Goldman Sachs, cruise line operator Royal Caribbean and investment management firm UBS also dampened relative results.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

Average Annual Returns as of December 31, 2008

	MFS Value Portfolio			Russell 1000 Value Index
	Class A	Class B	Class E
1 Year	-32.5%	—	—	-36.8%
5 Year	1.7	—	—	-0.8
10 Year	3.4	—	—	1.4
Since Inception	—	-29.6%	-29.6%	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/20/98, 4/28/08 and 4/28/08, respectively. Since inception returns for Class B and E displayed above are not annualized.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Lockheed Martin Corp.	4.5%
Philip Morris International, Inc.	4.0%
AT&T, Inc.	3.8%
The Allstate Corp.	3.3%
Total S.A. (ADR)	3.3%
Oracle Corp.	2.7%
Exxon Mobil Corp.	2.6%
The Bank of New York Mellon Corp.	2.3%
Chevron Corp.	2.3%
Northrop Grumman Corp.	2.2%

Top Sectors

% of Equity Market Value
Financial	17.5%
Energy	15.2%
Utilities & Communications	11.7%
Consumer Staples	11.5%
Industrial Goods & Services	10.9%
Health Care	8.1%
Technology	7.3%
Leisure	4.1%
Retailing	3.8%
Basic Materials	3.5%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
MFS Value—Class A(a)	Actual	0.72%	$1,000.00	$756.12	$3.18
	Hypothetical	0.72%	$1,000.00	$1,021.47	$3.66

MFS Value—Class B(a)	Actual	0.97%	$1,000.00	$754.08	$4.28
	Hypothetical	0.97%	$1,000.00	$1,020.20	$4.93

MFS Value—Class E(a)	Actual	0.87%	$1,000.00	$754.90	$3.84
	Hypothetical	0.87%	$1,000.00	$1,020.71	$4.42

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—98.4% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—8.5%
Lockheed Martin Corp.	317,850	$26,724,828
Northrop Grumman Corp.	292,880	13,191,315
United Technologies Corp.	188,190	10,086,984

		50,003,127

Auto Components—0.5%
Johnson Controls, Inc.	160,860	2,921,218

Beverages—3.1%
Diageo, Plc. (GBP)	531,010	7,386,629
Molson Coors Brewing Co. (a)	66,570	3,256,604
Pepsi Bottling Group, Inc.	24,920	560,949
PepsiCo, Inc.	128,380	7,031,373

		18,235,555

Capital Markets—7.2%
Franklin Resources, Inc.	86,020	5,486,355
Invesco, Ltd.	65,040	939,178
Merrill Lynch & Co., Inc.	224,010	2,607,476
State Street Corp.	226,860	8,922,404
The Bank of New York Mellon Corp.	480,906	13,624,067
The Goldman Sachs Group, Inc.	124,990	10,547,906

		42,127,386

Chemicals—2.5%
Air Products & Chemicals, Inc.	85,460	4,296,074
PPG Industries, Inc.	244,210	10,361,830

		14,657,904

Commercial Banks—1.7%
PNC Financial Services Group, Inc.	100,730	4,935,770
SunTrust Banks, Inc.	40,770	1,204,346
Wells Fargo & Co.	127,160	3,748,677

		9,888,793

Computers & Peripherals—2.2%
Hewlett-Packard Co.	110,330	4,003,876
International Business Machines Corp.	109,400	9,207,104

		13,210,980

Diversified Financial Services—2.7%
Bank of America Corp.	361,827	5,094,524
JPMorgan Chase & Co.	341,180	10,757,406

		15,851,930

Diversified Telecommunication Services—4.3%
AT&T, Inc.	789,310	22,495,335
Verizon Communications, Inc.	73,460	2,490,294

		24,985,629

Electric Utilities—2.7%
Entergy Corp.	57,440	4,774,987
FPL Group, Inc.	112,150	5,644,510

Security Description	Shares	Value*

Electric Utilities—(Continued)
PPL Corp.	173,400	$5,321,646

		15,741,143

Electronic Equipment, Instruments & Components—0.2%
Agilent Technologies, Inc. (b)	89,460	1,398,260

Energy Equipment & Services—0.5%
National Oilwell Varco, Inc. (b)	109,690	2,680,824

Food & Staples Retailing—1.6%
CVS Caremark Corp.	247,338	7,108,494
The Kroger Co.	76,820	2,028,816

		9,137,310

Food Products—2.3%
Kellogg Co.	58,140	2,549,439
Nestle S.A. (CHF)	224,608	8,852,380
The J. M. Smucker Co.	46,800	2,029,248

		13,431,067

Health Care Providers & Services—0.2%
WellPoint, Inc. (b)	32,630	1,374,702

Hotels, Restaurants & Leisure—0.6%
Royal Caribbean Cruises, Ltd. (a) (b)	276,770	3,805,587

Household Products—1.2%
Procter & Gamble Co.	114,595	7,084,263

Industrial Conglomerates—1.0%
3M Co.	106,800	6,145,272

Insurance—6.0%
AON Corp.	48,320	2,207,257
Genworth Financial, Inc. (Class A) (b)	405,220	1,146,773
Prudential Financial, Inc.	117,220	3,547,077
The Allstate Corp.	593,430	19,440,767
The Chubb Corp.	148,920	7,594,920
The Travelers Cos., Inc.	28,610	1,293,172

		35,229,966

IT Services—3.0%
Accenture, Ltd. (Class A)	324,590	10,643,306
Automatic Data Processing, Inc. (a)	51,930	2,042,926
The Western Union Co.	179,870	2,579,336
Visa, Inc. (a)	44,320	2,324,584

		17,590,152

Leisure Equipment & Products—0.2%
Hasbro, Inc. (a)	43,580	1,271,229

Life Sciences Tools & Services—0.4%
Waters Corp. (b)	65,620	2,404,973

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—1.7%
Danaher Corp. (a)	87,780	$4,969,226
Eaton Corp. (a)	96,200	4,782,102

		9,751,328

Media—3.2%
Omnicom Group, Inc. (a)	275,070	7,404,884
The Walt Disney Co. (a)	370,371	8,403,718
WPP, Plc. (GBP)	520,478	3,033,992

		18,842,594

Multi-Utilities—2.9%
Dominion Resources, Inc.	232,204	8,322,191
PG&E Corp.	111,940	4,333,197
Public Service Enterprise Group, Inc.	158,480	4,622,862

		17,278,250

Multiline Retail—0.5%
Macy’s, Inc. (a)	267,380	2,767,383

Oil, Gas & Consumable Fuels—14.7%
Apache Corp.	108,020	8,050,731
Chevron Corp.	184,024	13,612,255
ConocoPhillips (a)	95,067	4,924,471
Devon Energy Corp.	126,810	8,332,685
EOG Resources, Inc.	78,360	5,217,209
Exxon Mobil Corp.	194,910	15,559,665
Hess Corp.	125,870	6,751,667
Marathon Oil Corp.	67,220	1,839,139
Occidental Petroleum Corp.	52,780	3,166,272
Total S.A. (ADR) (a)	347,410	19,211,773

		86,665,867

Pharmaceuticals—7.5%
Abbott Laboratories	70,190	3,746,040
GlaxoSmithKline, Plc. (GBP)	164,540	3,054,586
Johnson & Johnson	153,720	9,197,068
Merck & Co., Inc. (a)	380,180	11,557,472
Pfizer, Inc.	120,720	2,137,951
Roche Holding AG (CHF)	15,750	2,424,456
Wyeth	316,560	11,874,166

		43,991,739

Road & Rail—0.3%
Burlington Northern Santa Fe Corp. (a)	20,090	1,521,014

Semiconductors & Semiconductor Equipment—2.0%
Intel Corp. (a)	813,060	11,919,460

Software—2.7%
Oracle Corp. (a) (b)	911,530	16,161,427

Security Description	Shares	Value*

Specialty Retail—1.4%
Staples, Inc. (a)	138,240	$2,477,261
The Sherwin-Williams Co. (a)	95,010	5,676,847

		8,154,108

Textiles, Apparel & Luxury Goods—1.4%
Nike, Inc.	158,130	8,064,630

Tobacco—4.9%
Altria Group, Inc.	133,950	2,017,287
Lorillard, Inc.	56,530	3,185,465
Philip Morris International, Inc.	544,990	23,712,515

		28,915,267

Trading Companies & Distributors—0.7%
W.W. Grainger, Inc.	55,180	4,350,391

Wireless Telecommunication Services—1.9%
América Movil S.A.B. de C.V. (ADR)	15,590	483,134
Rogers Communications, Inc. (CAD)	103,250	3,060,281
Vodafone Group, Plc. (GBP)	3,744,535	7,538,175

		11,081,590

Total Common Stock (Identified Cost $782,800,604)		578,642,318

Short Term Investments—8.0%
Security Description	Shares/Face Amount	Value*

Mutual Funds—6.6%
State Street Navigator Securities Lending Prime Portfolio (c)	38,463,268	38,463,268

Repurchase Agreement—1.4%
State Street Repurchase Agreement dated 12/31/08 at 0.010% to be repurchased at $8,233,005 on 01/02/09, collateralized by $8,400,000 U.S. Treasury Bill due 02/19/09 with a value of $8,400,000.	$8,233,000	8,233,000

Total Short Term Investments (Identified Cost $46,696,268)		46,696,268

Total Investments—106.4% (Identified Cost $829,496,872) (d)		625,338,586
Liabilities in excess of other assets		(37,499,628)

Total Net Assets—100%		$587,838,958

(a)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $38,162,398 and the collateral received consisted of cash in the amount of $38,463,268. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of December 31, 2008

(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $837,535,911 and the composition of unrealized appreciation and depreciation of investment securities was $3,085,928 and $(215,283,253), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(GBP)—	British Pound

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadvisor’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$581,755,087	$0
Level 2 - Other Significant Observable Inputs	43,583,499	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$625,338,586	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$625,338,586
Cash		579
Receivable for:
Fund shares sold		364,160
Accrued interest and dividends		1,558,670
Foreign taxes		42,901

Total Assets		627,304,896
Liabilities
Payable for:
Securities purchased	$92,158
Fund shares redeemed	531,804
Withholding taxes	3,085
Collateral for securities loaned	38,463,268
Accrued expenses:
Management fees	307,563
Service and distribution fees	28,376
Other expenses	39,684

Total Liabilities		39,465,938

Net Assets		$587,838,958

Net assets consists of:
Capital paid in		$813,507,978
Overdistributed net investment income		(47,766)
Accumulated net realized losses		(21,453,100)
Unrealized depreciation on investments and foreign currency		(204,168,154)

Net Assets		$587,838,958

Computation of offering price:
Class A
Net asset value and redemption price per share ($419,291,282 divided by 45,247,677 shares outstanding)		$9.27

Class B
Net asset value and redemption price per share ($101,027,693 divided by 10,938,617 shares outstanding)		$9.24

Class E
Net asset value and redemption price per share ($67,519,983 divided by 7,305,702 shares outstanding)		$9.24

(a) Identified cost of investments		$829,496,872

(b) Includes cash collateral for securities loaned of		$38,463,268

Statement of Operations *

For the Year Ended December 31, 2008

Investment Income
Dividends		$14,700,988 (a)
Interest		332,127 (b)

		15,033,115
Expenses
Management fees	$3,724,291
Service and distribution fees—Class B	204,624
Service and distribution fees—Class E	86,519
Administration fees	3,793
Directors’ fees and expenses	26,486
Custodian	92,295
Audit and tax services	49,902
Legal	18,794
Printing	203,290
Insurance	6,212
Miscellaneous	14,005

Total expenses	4,430,211
Management fee waivers	(324,466)	4,105,745

Net Investment Income		10,927,370

Realized and Unrealized Loss
Realized loss on:
Investments—net	(39,720,792)
Futures contracts—net	(366,979)
Foreign currency transactions—net	(158,952)	(40,246,723)

Change in unrealized depreciation on:
Investments—net	(222,630,284)
Foreign currency transactions—net	(10,097)	(222,640,381)

Net loss		(262,887,104)

Net Decrease in Net Assets From Operations		$(251,959,734)

*	See Footnote 7.
(a)	Net of foreign taxes of $156,146.
(b)	Includes income on securities loaned of $216,589.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Statements of Changes in Net Assets*

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$10,927,370	$1,848,776
Net realized gain (loss)	(40,246,723)	9,492,836
Change in unrealized depreciation	(222,640,381)	(2,499,081)

Increase (decrease) in net assets from operations	(251,959,734)	8,842,531

From Distributions to Shareholders
Net investment income
Class A	(2,400,602)	(786)

Net realized gain
Class A	(9,523,977)	(2,376,175)

Total distributions	(11,924,579)	(2,376,961)

Increase in net assets from capital share transactions	708,903,985	28,237,637

Net increase in net assets	445,019,672	34,703,207

Net Assets
Beginning of the period	142,819,286	108,116,079

End of the period	$587,838,958	$142,819,286

Over/Undistributed Net Investment Income
End of the period	$(47,766)	$1,841,110

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	20,406,127	$256,345,368	3,201,796	$47,683,327
Shares issued through reorganization	20,468,082	268,991,538	0	0
Reinvestments	908,886	11,924,579	160,497	2,376,961
Redemptions	(6,031,476)	(68,333,747)	(1,460,202)	(21,822,651)

Net increase	35,751,619	$468,927,738	1,902,091	$28,237,637

Class B
Sales	1,294,042	$13,975,261	0	$0
Shares issued through reorganization	10,820,547	141,965,576	0	0
Redemptions	(1,175,972)	(12,905,564)	0	0

Net increase	10,938,617	$143,035,273	0	$0

Class E
Sales	1,096,333	$12,997,488	0	$0
Shares issued through reorganization	7,424,003	97,402,923	0	0
Redemptions	(1,214,634)	(13,459,437)	0	0

Net increase	7,305,702	$96,940,974	0	$0

Increase derived from capital share transactions		$708,903,985		$28,237,637

*	See Footnote 7.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Financial Highlights*

	Class A
	Year ended December 31,
	2008	2007		2006	2005	2004(a)
Net Asset Value, Beginning of Period	$15.04	$14.24		$12.44	$12.32	$10.83

Income From Investment Operations
Net investment income	0.24 (b)	0.21	(b)	0.20 (b)	0.17 (b)	0.14
Net realized and unrealized gain (loss) of investments	(4.77)	0.87		2.45	0.63	1.59

Total from investment operations	(4.53)	1.08		2.65	0.80	1.73

Less Distributions
Distributions from net investment income	(0.25)	(0.00	)(c)	(0.18)	(0.15)	(0.14)
Distributions from net realized capital gains	(0.99)	(0.28)		(0.67)	(0.53)	(0.10)

Total distributions	(1.24)	(0.28)		(0.85)	(0.68)	(0.24)

Net Asset Value, End of Period	$9.27	$15.04		$14.24	$12.44	$12.32

Total Return (%)	(32.5)	7.6		21.3	6.4	16.0
Ratio of operating expenses to average net assets (%)	0.74	0.87		1.00	0.99	1.00
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.80	0.88		1.02	1.00	1.14
Ratio of net investment income to average net assets (%)	2.15	1.42		1.46	1.36	1.30
Portfolio turnover rate (%)	34	25		39	23	47
Net assets, end of period (000)	$419,291	$142,819		$108,116	$78,658	$47,252

	Class B		Class E
	Period ended December 31, 2008(e)		Period ended December 31, 2008(e)
Net Asset Value, Beginning of Period	$13.12		$13.12

Income From Investment Operations
Net investment income	0.15	(b)	0.16	(b)
Net realized and unrealized loss of investments	(4.03)		(4.04)

Total from investment operations	(3.88)		(3.88)

Net Asset Value, End of Period	$9.24		$9.24

Total Return (%)	(29.6	)(f)	(29.6	)(f)
Ratio of operating expenses to average net assets (%)	0.99	(g)	0.89	(g)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	1.05	(g)	0.95	(g)
Ratio of net investment income to average net assets (%)	1.97	(g)	2.06	(g)
Portfolio turnover rate (%)	34		34
Net assets, end of period (000)	$101,028		$67,520

*	See Footnote 7.
(a)	Audited by other Independent Registered Public Accounting Firm.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Distributions for the period were less than $0.01.
(d)	See Note 4 of the Notes to Financial Statements.
(e)	Commencement of operations was April 28, 2008 for Classes B and E.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MFS Value Portfolio (the “Portfolio”) is a diversified series of the Fund. On April 28, 2008, the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”) merged with and into the Portfolio. Prior to the merger, the MIST MFS Value Predecessor had succeeded to the operations of the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”) on May 1, 2006. The MIST MFS Value Predecessor was the accounting survivor of the merger with and into the Portfolio. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ

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from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in

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Notes to Financial Statements—December 31, 2008—(Continued)

exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with

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Notes to Financial Statements—December 31, 2008—(Continued)

its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had no capital loss carryforwards.

Pursuant to Section 852 of the Code, the Portfolio designated $88,675,308 as capital gain dividends for its taxable year ended December 31, 2008.

The tax character of distributions paid by MIST MFS Value Predecessor, the accounting survivor; for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Total
2008	2007	2008	2007	2008	2007
$3,322,237	$141,072	$8,602,342	$2,235,889	$11,924,579	$2,376,961

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$—	$—	$(212,207,193)	$—	$(212,207,193)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$(47,766)	$(13,414,061)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$912,936,367	$0	$215,948,256

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Notes to Financial Statements—December 31, 2008—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio’s average daily net assets, 0.70% for the next $2.25 billion, 0.675% for the next $2.5 billion and 0.65% for amounts over $5 billion . Fees earned by Metlife Advisers with respect to the Portfolio for the period starting April 28, 2008, through December 31, 2008 were $3,413,668. Prior to April 28, 2008, the MIST MFS Value Predecessor paid an investment advisory fee to Met Investors Advisory, LLC at the annual rate of 0.725% for the first $250 million of the Portfolio’s average daily net assets, 0.675% for the next $1 billion, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion. Fees earned by Met Investors Advisory, LLC with respect to the Portfolio for the period starting January 1, 2008 through April 27, 2008 were $310,623.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

MetLife Advisers contractually agreed, for the period January 7, 2008 through April 30, 2008, to reduce its advisory fee as follows: 0.10% on the first $250 million of the combined average net assets of the Portfolio and the MFS Value Portfolio of the Met Investors Series Trust (the “Combined Assets”), 0.05% on the next $1 billion of Combined Assets, 0.10% on the next $250 million of Combined Assets, 0.20% on the next $1 billion of Combined Assets, 0.175% on the next $2.5 billion of Combined Assets, and 0.15% on Combined Assets over $5 billion. MetLife Advisers has contractually agreed, for the period April 28, 2008 through April 30, 2009, to reduce its advisory fee to the annual rate of 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion. Amounts waived for the year ended December 31, 2008 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the

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Notes to Financial Statements—December 31, 2008—(Continued)

amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	ACQUISITIONS:

After the close of business on April 25, 2008, MFS Value Portfolio (the “Portfolio”) acquired the assets and liabilities of the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”) in a tax-free reorganization in exchange for shares of the Portfolio pursuant to a certain plan of reorganization. Because the MIST MFS Value Predecessor was the accounting survivor of the merger with and into the Portfolio for financial reporting purposes, the financial results of MIST MFS Value Predecessor survived. Accordingly, the financial statements presented for the Portfolio reflect the historical results of MIST MFS Value Predecessor prior to the reorganization and the combined results thereafter. The number and value of shares issued by the Portfolio were in amounts equal to the number and value of shares held by MIST MFS Value Predecessor shareholders as of the reorganization date.

The acquisition was accomplished by a tax free exchange of 25,423,968 Class A shares of the Portfolio for 20,468,082 Class A shares of MIST MFS Value Predecessor, 13,473,349 Class B shares of the Portfolio for 10,820,547 shares Class B shares of the MIST MFS Value Predecessor and 9,238,782 Class E shares of the Portfolio for 7,424,003 Class E shares of the MIST MFS Value Predecessor.

The aggregate net assets of the Portfolio and MIST MFS Value Predecessor immediately before the acquisition were $508,360,038 and $138,253,279, respectively. The aggregate net assets immediately after the acquisition were $646,613,317, which includes $3,057,634 of acquired net unrealized appreciation on investments. The total cost of acquired securities was $504,639,074.

8.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Value Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. The financial highlights for the year ended December 31, 2004 were audited by other auditors whose report, dated February 18, 2005, expressed an unqualified opinion on those financial highlights. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Value Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2009

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Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

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Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-19

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-20

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-21

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-22

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-23

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. Morgan Stanley EAFE® Index Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the Morgan Stanley EAFE Index Portfolio returned -42.1%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index1, which returned -43.5%. Dividend income accounted for 1.7% of this year’s total return of the Index. The Portfolio’s performance cannot exactly duplicate the MSCI EAFE Index’s return because of differences that primarily result from sampling, pricing, and transaction costs.

PORTFOLIO REVIEW

During the first six months, the MSCI EAFE Index declined almost 11%. This decline was primarily due to weakness in the global economy and deteriorating financial market conditions in the US. During the second half of the year, the Index’s decline accelerated resulting in an additional negative 36% return. The US financial crisis continued to exacerbate, forcing the collapse of several major financial institutions. In an effort to support the functioning of the financial markets, a $700 billion financial-rescue plan, also known as the Troubled Asset Relief Program (TARP), was initiated which included bailout loans and the purchasing of large quantities of agency debt and mortgage-backed securities by the Treasury Department.

The strengthening US Dollar negatively impacted the US investors’ MSCI EAFE Index return versus the local currency return by approximately 3.1%. During the year, the price of oil rose from approximately $96 to a high of $145 per barrel in July, before plummeting to $45 per barrel by the end of the year, down approximately 54% from prior year-end. Oil prices fell from its highs due to decreased global oil demand and reduced investment speculation on oil futures by large financial institutions and hedge funds. Some of the factors driving the foreign equity markets included geopolitical concerns, energy prices, foreign exchange rates, corporate earnings, and unemployment rates.

All twenty-one countries comprising the MSCI EAFE Index experienced negative returns for the year. Japan, the best relative performing country, which had a beginning-of-year weight of 19.9%, was down 29.2%. The next best relative performing countries were Switzerland (6.7% beginning weight), down 29.9%; Spain (4.4% beginning weight), down 40.4%; and France (10.8% beginning weight), down 42.7%. The worst-performing country was Ireland (0.6% beginning weight), down 71.6%. The next worst-performing countries were Austria (0.6% beginning weight), down 68.0%; Belgium (1.2% beginning weight), down 66.5%; and Greece (0.8% beginning weight), down 65.5%. The United Kingdom, down 48.3%, was the largest weight in the index with a beginning weight of 22.2%, and had the largest negative contribution to the index.

The stocks with the largest positive impact on the benchmark return for the year were Volkswagen, up 53.8%; Tokyo Electric Power Company, up 30.8%; and NTT DoCoMo, up 20.4%. The stocks with the largest negative impact were Royal Bank of Scotland, down 89.8%, Nokia Oyj, down 59.1%, and Vodafone Group, down 43.6%.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSF-2

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

MSCI EAFE INDEX

Average Annual Returns as of December 31, 2008

	Morgan Stanley EAFE Index Portfolio			MSCI EAFE Index
	Class A	Class B	Class E
1 Year	-42.1%	-42.2%	-42.2%	-43.5%
5 Year	1.8	1.5	1.6	1.7
10 Year	0.5	—	—	0.8
Since Inception	—	-0.5	0.5	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
iShares MSCI EAFE Index Fund	2.5%
Nestle S.A.	1.9%
BP, Plc.	1.8%
Novartis AG	1.5%
Total S.A.	1.4%
HSBC Holdings, Plc.	1.4%
Roche Holding AG	1.3%
Vodafone Group, Plc.	1.3%
GlaxoSmithKline, Plc.	1.2%
Telefonica S.A.	1.2%

Top Countries

% of Equity Market Value
Japan	25.2%
United Kingdom	19.9%
France	10.9%
Germany	8.7%
Switzerland	8.4%
Australia	6.0%
Spain	4.5%
Italy	3.7%
Netherlands	2.4%
Sweden	2.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Morgan Stanley EAFE Index—Class A(a)	Actual	0.42%	$1,000.00	$648.20	$1.74
	Hypothetical	0.42%	$1,000.00	$1,023.00	$2.14

Morgan Stanley EAFE Index—Class B(a)	Actual	0.67%	$1,000.00	$647.68	$2.77
	Hypothetical	0.67%	$1,000.00	$1,021.73	$3.40

Morgan Stanley EAFE Index—Class E(a)	Actual	0.57%	$1,000.00	$647.43	$2.36
	Hypothetical	0.57%	$1,000.00	$1,022.24	$2.90

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—96.6% of Total Net Assets

Security Description	Shares	Value*

Australia—5.7%
AGL Energy, Ltd.	27,513	$293,637
Alumina, Ltd. (a)	77,975	76,334
Amcor, Ltd.	57,157	232,307
AMP, Ltd. (a)	121,108	460,401
ASX, Ltd. (a)	11,184	261,156
Australia & New Zealand Banking Group, Ltd.	126,733	1,360,293
AXA Asia Pacific Holdings, Ltd.	50,272	174,304
Bendigo Bank, Ltd.	16,859	130,526
BHP Billiton, Ltd.	211,929	4,463,505
BlueScope Steel, Ltd.	75,643	185,781
Boral, Ltd. (a)	33,631	108,937
Brambles, Ltd.	89,667	465,922
CFS Retail Property Trust (REIT) (a)	95,649	125,462
Coca-Cola Amatil, Ltd.	42,510	274,750
Cochlear, Ltd.	4,856	191,174
Commonwealth Bank of Australia	90,329	1,831,421
Computershare, Ltd.	29,681	162,304
Crown, Ltd. (a)	29,464	123,340
CSL, Ltd.	37,049	874,857
CSR, Ltd. (a)	79,151	97,707
DB RREEF Trust (REIT)	188,026	109,265
Fairfax Media, Ltd. (a)	84,531	96,985
Fortescue Metals Group, Ltd. (a) (b)	82,630	112,914
Foster’s Group, Ltd.	131,472	505,794
Goodman Fielder, Ltd.	87,559	81,490
Goodman Group (REIT) (a)	213,499	113,209
GPT Group (REIT) (a)	356,812	230,751
Incitec Pivot, Ltd.	104,676	185,164
Insurance Australia Group, Ltd. (a)	111,884	305,240
Leighton Holdings, Ltd.	9,786	190,335
Lend Lease Corp., Ltd.	20,464	103,479
Lion Nathan, Ltd. (a)	21,432	123,320
Macquarie Group, Ltd. (a)	17,263	350,878
Macquarie Infrastructure Group (a)	183,237	219,773
Metcash, Ltd.	49,589	151,991
Mirvac Group (REIT)	155,809	140,425
National Australia Bank, Ltd.	118,494	1,737,158
Newcrest Mining, Ltd.	28,699	680,657
OneSteel, Ltd.	52,833	91,453
Orica, Ltd.	21,486	210,954
Origin Energy, Ltd.	54,981	620,154
Oxiana, Ltd. (a)	189,734	72,755
Qantas Airways, Ltd.	58,796	108,417
QBE Insurance Group, Ltd.	62,675	1,139,280
Rio Tinto, Ltd. (a)	17,460	467,666
Santos, Ltd.	36,830	384,915
Sims Group, Ltd.	9,738	118,434
Sonic Healthcare, Ltd.	24,290	247,265
Stockland (REIT) (a)	92,213	266,814
Suncorp-Metway, Ltd.	59,372	350,506
TABCORP Holdings, Ltd.	29,263	143,243
Tattersall’s, Ltd. (a)	76,330	149,115
Telstra Corp., Ltd.	286,849	768,068
Toll Holdings, Ltd.	41,980	181,506
Transurban Group	86,903	333,706
Wesfarmers, Ltd. (a)	43,571	550,203
Wesfarmers, Ltd. (Price Protected Shares) (b)	11,090	140,116

Security Description	Shares	Value*

Australia—(Continued)
Westfield Group (REIT)	113,549	$1,046,209
Westpac Banking Corp.	176,877	2,106,361
Woodside Petroleum, Ltd.	32,342	834,658
Woolworths, Ltd.	75,638	1,411,247
WorleyParsoms, Ltd.	10,634	105,938

		29,181,929

Austria—0.3%
Erste Bank der oesterreichischen Sparkassen AG (a)	12,016	281,684
OMV AG	11,469	305,749
Raiffeisen International Bank Holding AG (a)	3,451	96,581
Strabag SE	3,233	74,489
Telekom Austria AG	21,249	307,134
Verbund-Oesterreichische Elektrizitaetswirtschafts AG (Class A)	5,457	250,407
Voestalpine AG	7,335	157,272
Wiener Staedtische Versicherung AG	2,420	83,488
Wienerberger AG	5,290	88,343

		1,645,147

Belgium—0.7%
Anheuser-Busch InBev NV	17,553	98
Belgacom S.A.	10,680	407,377
Colruyt S.A. (a)	1,086	232,578
Delhaize Group	6,756	416,870
Dexia S.A. (a)	32,440	146,014
Fortis	137,599	182,627
Fortis Bank S.A. (b) (c) (d)	5	0
Groupe Bruxelles Lambert S.A.	5,116	407,121
InBev NV	30,371	704,131
KBC Groep NV	10,239	309,266
Mobistar S.A.	1,944	140,017
Nationale A Portefeuille	2,443	118,793
Solvay S.A.	3,502	260,366
UCB S.A. (a)	6,793	221,272
Umicore S.A.	6,589	130,011

		3,676,541

Bermuda—0.3%
Cheung Kong Infrastructure Holdings, Ltd. (HKD)	33,000	124,513
Esprit Holdings, Ltd. (HKD)	78,500	447,452
Frontline, Ltd. (NOK)	3,220	93,905
Kerry Properties, Ltd. (HKD) (a)	46,500	125,159
Li & Fung, Ltd. (HKD) (a)	150,800	260,178
Noble Group, Ltd. (SGD)	146,000	104,571
SeaDrill, Ltd. (NOK)	18,268	148,899
Shangri-La Asia, Ltd. (HKD) (a)	101,114	116,867
Yue Yuen Industrial Holdings, Ltd. (HKD)	50,500	100,072

		1,521,616

Denmark—0.8%
AP Moller-Maersk A/S (Series A)	35	189,964
AP Moller-Maersk A/S (Series B)	72	385,775
Carlsberg A/S (Class B) (a)	4,506	147,937
Coloplast A/S	2,044	140,882
Danisco A/S (a)	3,322	135,396

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Denmark—(Continued)
Danske Bank A/S	26,805	$271,032
DSV A/S (a)	12,153	132,341
FLSmidth & Co. A/S (a)	3,194	111,146
Jyske Bank A/S	3,993	94,053
Novo Nordisk A/S	28,025	1,426,175
Novozymes A/S (Series B)	3,213	255,976
Topdanmark A/S	1,150	149,302
TrygVesta A/S (a)	2,044	126,818
Vestas Wind Systems A/S	11,746	698,111

		4,264,908

Finland—1.3%
Elisa Oyj	9,437	163,348
Fortum Oyj	27,597	592,767
Kesko Oyj	4,472	112,069
Kone Oyj	10,280	225,399
Metso Oyj	8,217	99,350
Neste Oil Oyj (a)	7,224	107,879
Nokia Oyj	240,053	3,721,524
Orion Oyj (Series B)	5,519	93,431
Outokumpu Oyj (a)	6,340	74,496
Pohjola Bank, Plc. (a)	7,483	103,631
Rautaruukki Oyj	5,366	92,479
Sampo Oyj	27,863	520,432
Stora Enso Oyj	40,497	316,129
UPM-Kymmene Oyj	32,997	418,384
Wartsila Oyj (a)	5,341	158,933

		6,800,251

France—10.1%
Accor S.A. (a)	12,073	594,110
Aeroports de Paris	2,209	149,493
Air France-KLM (a)	7,711	99,127
Air Liquide S.A. (a)	15,382	1,407,371
Alcatel-Lucent (a)	146,253	315,792
Alstom	14,263	842,270
Atos Origin S.A.	3,727	93,543
AXA S.A. (a)	97,725	2,178,749
BNP Paribas	51,799	2,187,285
Bouygues	15,053	637,157
Bureau Veritas S.A. (a) (b)	2,571	103,245
Cap Gemini S.A.	8,581	330,741
Carrefour S.A. (a)	41,089	1,577,944
Casino Guichard-Perrachon S.A.	3,089	234,895
Christian Dior S.A.	3,396	191,553
Cie de Saint-Gobain (a)	17,609	830,530
Cie Generale d’Optique Essilor International S.A. (a)	12,229	573,786
Cie Generale de Geophysique-Veritas (a) (b)	8,270	123,489
CNP Assurances	2,630	190,302
Compagnie Générale des Etablissements Michelin (Class B)	9,437	494,821
Credit Agricole S.A.	60,620	689,399
Dassault Systemes S.A. (a)	4,077	184,231
Eiffage S.A. (a)	2,346	122,716
Electricite de France	12,399	720,641
Eutelsat Communications (a) (b)	5,527	130,520

Security Description	Shares	Value*

France—(Continued)
France Telecom S.A.	115,452	$3,229,328
Gaz de France S.A. (a)	69,130	3,423,802
Groupe Danone	27,582	1,664,711
Hermes International (a)	4,408	615,751
ICADE	1,079	89,810
Imerys S.A.	1,878	85,409
JC Decaux S.A.	4,418	76,067
Klepierre (REIT) (a)	5,150	126,226
L’Oreal S.A.	15,159	1,317,261
Lafarge S.A.	8,052	489,565
Lagardere S.C.A.	8,303	337,015
Legrand S.A.	5,988	115,059
lliad S.A.	1,063	92,070
LVMH Moet Hennessy Louis Vuitton S.A. (a)	15,517	1,042,527
M6-Metropole Television	4,251	82,254
Natixis	61,277	107,705
Neopost S.A. (a)	1,997	180,755
PagesJaunes Groupe S.A. (a)	6,661	65,474
Pernod-Ricard S.A. (a)	10,116	750,155
Peugoet S.A. (a)	8,508	145,068
Pinault-Printemps-Redoute S.A. (a)	4,886	319,182
Publicis Groupe (a)	7,880	202,841
Renault S.A.	11,630	303,359
Safran S.A.	14,320	193,067
Sanofi-Aventis S.A.	66,339	4,213,448
Schneider Electric S.A. (a)	14,039	1,048,662
Scor SE	11,686	268,665
Societe Des Autoroutes Paris-Rhin-Rhone	1,469	102,059
Societe Television Francaise 1 (a)	9,194	134,427
Société BIC S.A.	1,753	100,721
Société Générale	29,858	1,512,234
Sodexho Alliance S.A. (a)	5,937	328,554
Suez Environment S.A. (b)	16,270	274,342
Technip S.A.	6,217	190,464
Thales S.A.	6,811	284,232
Total S.A.	134,502	7,332,736
Unibail-Rodamco (REIT)	5,058	753,344
Vallourec	3,284	373,507
Veolia Environnement S.A.	23,280	730,638
Vinci S.A.	26,531	1,117,299
Vivendi	73,828	2,403,667
Wendel (a)	1,736	86,246
Zodiac S.A. (a)	2,708	98,557

		51,411,973

Germany—8.2%
Adidas AG (a)	12,448	478,752
Allianz SE	28,579	3,065,328
BASF AG	59,376	2,346,215
Bayer AG (a)	48,304	2,837,607
Bayerische Motoren Werke AG (a)	20,475	629,378
Beiersdorf AG (a)	5,572	331,482
Celesio AG	5,284	144,311
Commerzbank AG (a)	47,713	454,816
Daimler AG (a)	54,923	2,086,869
Deutsche Bank AG	33,728	1,345,018

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Germany—(Continued)
Deutsche Boerse AG	12,158	$885,495
Deutsche Lufthansa AG	17,782	281,531
Deutsche Post AG	52,248	883,932
Deutsche Postbank AG (a)	5,103	112,852
Deutsche Telekom AG	179,150	2,721,927
E.ON AG	119,994	4,852,216
Fraport AG Frankfurt Airport Services (a)	2,305	100,663
Fresenius Medical Care AG	13,073	613,034
Fresenius SE (a)	1,704	86,344
GEA Group AG	10,696	183,401
Hannover Rueckversicherung AG	3,778	120,192
Henkel KGaA	9,848	261,118
Hochtief AG	3,848	195,216
K&S AG	9,505	545,682
Linde AG	9,079	768,297
MAN AG	6,440	355,182
Merck KGaA	4,173	379,399
Metro AG	7,039	285,313
Müenchener Rüeckversicherungs AG (a)	13,084	2,056,111
Puma AG Rudolf Dassler Sport	445	88,416
Q-Cells AG (a) (b)	3,759	136,417
RWE AG	27,981	2,515,398
Salzgitter AG	2,440	192,719
SAP AG	55,214	1,978,822
Siemens AG	54,835	4,107,167
SolarWorld AG (a)	4,671	101,647
ThyssenKrupp AG	22,242	601,478
TUI AG	13,050	148,820
Volkswagen AG	7,364	2,579,666
Wacker Chemie AG	978	104,007

		41,962,238

Greece—0.5%
Alpha Bank A.E.	23,734	222,918
Coca-Cola Hellenic Bottling Co. S.A.	11,079	161,616
EFG Eurobank Ergasias S.A.	21,566	171,127
Hellenic Telecommunications Organization S.A.	17,555	292,035
Marfin Investment Group S.A.	42,239	169,741
National Bank of Greece S.A.	30,833	571,034
OPAP S.A.	15,100	434,402
Piraeus Bank S.A.	27,240	245,298
Public Power Corp. S.A.	7,286	116,990

		2,385,161

Hong Kong—1.7%
Bank of East Asia, Ltd. (a)	101,200	213,469
BOC Hong Kong Holdings, Ltd.	253,965	289,897
Cathay Pacific Airways, Ltd. (a)	87,000	98,108
Cheung Kong Holdings, Ltd.	88,000	838,988
CLP Holdings, Ltd.	130,877	889,853
Hang Lung Group, Ltd.	60,000	183,136
Hang Lung Properties, Ltd.	160,000	350,975
Hang Seng Bank, Ltd.	49,400	652,454
Henderson Land Development Co., Ltd.	73,000	272,703
Hong Kong & China Gas Co.	257,195	389,917
Hong Kong Electric Holdings (a)	93,049	523,431

Security Description	Shares	Value*

Hong Kong—(Continued)
Hong Kong Exchanges & Clearing, Ltd. (a)	67,500	$647,144
Hopewell Holdings	50,000	165,385
Hutchison Whampoa, Ltd.	139,000	701,158
MTR Corp.	95,000	221,511
New World Development, Ltd.	174,354	178,127
PCCW, Ltd. (a)	269,794	129,439
Sino Land Co.	104,000	108,696
Sun Hung Kai Properties, Ltd.	91,000	765,163
Swire Pacific, Ltd. (a)	53,817	373,157
The Link (REIT)	148,141	246,253
Wharf Holdings, Ltd.	95,433	263,691
Wheelock & Co., Ltd. (a)	68,000	150,638

		8,653,293

Ireland—0.3%
Allied Irish Banks, Plc.	60,464	147,043
Bank of Ireland	71,813	84,617
CRH, Plc.	34,755	877,135
Elan Corp., Plc.	32,780	193,122
Kerry Group, Plc.	9,378	171,020

		1,472,937

Italy—3.5%
A2A S.p.A. (a)	83,970	150,498
Alleanza Assicurazioni S.p.A.	34,088	277,776
Assicuraziono Generali S.p.A.	68,786	1,885,669
Atlantia S.p.A.	16,870	310,222
Banca Carige S.p.A. (a)	49,591	119,161
Banca Monte dei Paschi di Siena S.p.A. (a)	159,047	342,834
Banca Popolare di Milano Scarl	27,586	163,384
Banco Popolare Scarl	42,175	295,449
Enel S.p.A.	283,024	1,809,967
Eni S.p.A.	164,934	3,908,256
FIAT S.p.A. (a)	45,156	294,418
Finmeccanica S.p.A. (b)	28,782	440,901
Fondiaria-Sai S.p.A.	4,556	82,451
Intesa Sanpaolo S.p.A.	484,200	1,744,055
Intesa Sanpaolo S.p.A.—RNC	56,998	145,965
Lottomatica S.p.A.	4,311	106,440
Luxottica Group S.p.A. (a)	9,343	167,019
Mediaset S.p.A. (a)	51,298	292,951
Mediobanca S.p.A.	31,951	324,489
Parmalat S.p.A. (b)	142,528	233,592
Prysmian S.p.A. (b)	8,255	129,654
Saipem S.p.A.	16,902	283,808
Snam Rete Gas S.p.A. (a)	57,394	317,010
Telecom Italia S.p.A.	644,775	1,048,759
Telecom Italia S.p.A.-RNC	396,854	442,835
Terna Rete Elettrica Nazionale S.p.A.	79,134	259,108
UniCredito Italiano S.p.A.	724,496	1,803,666
Unione di Banche Italiane SCPA	37,720	545,917

		17,926,254

Japan—24.6%
Acom Co., Ltd.	3,140	131,743
Advantest Corp. (a)	11,800	191,036

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Aeon Co., Ltd. (a)	40,400	$404,656
Aeon Mall Co., Ltd. (a)	4,700	90,737
Aioi Insurance Co., Ltd.	32,000	166,836
Aisin Seiki Co., Ltd.	11,400	161,786
Ajinomoto Co., Inc. (a)	40,000	435,744
Alfresa Holdings Corp. (a)	2,200	105,077
All Nippon Airways Co., Ltd. (a)	40,000	158,060
Amada Co., Ltd.	27,000	130,698
Asahi Breweries, Ltd.	24,300	418,190
Asahi Glass Co., Ltd.	60,000	340,779
Asahi Kasei Corp.	79,000	347,211
Asics Corp.	11,000	88,698
Astellas Pharma, Inc.	29,800	1,212,604
Benesse Corp.	5,000	218,528
Bridgestone Corp.	38,000	570,715
Brother Industries, Ltd. (a)	16,400	97,834
Canon, Inc. (a)	67,500	2,118,929
Casio Computer Co., Ltd.	18,100	113,720
Central Japan Railway Co.	100	864,287
Chubu Electric Power Co., Inc.	41,200	1,252,176
Chugai Pharmaceutical Co., Ltd.	15,100	292,290
Chuo Mitsui Trust Holdings, Inc.	60,262	294,508
Coca-Cola West Holdings Co., Ltd. (a)	3,800	82,162

Cosmo Oil Co., Ltd.	37,000	114,059
Credit Saison Co., Ltd. (a)	10,500	144,967
Dai Nippon Printing Co., Ltd.	40,000	440,943
Daicel Chemical Industries, Ltd.	18,000	85,409
Daihatsu Motor Co., Ltd. (a)	14,000	124,980
Daiichi Sankyo Co., Ltd.	44,700	1,062,502
Daikin Industries, Ltd.	16,800	443,066
Dainippon Ink & Chemicals, Inc.	42,000	88,112
Dainippon Sumitomo Pharma Co., Ltd.	11,000	102,525
Daito Trust Construction Co., Ltd.	5,000	261,806
Daiwa House Industry Co., Ltd.	33,000	322,897
Daiwa Securities Group, Inc. (a)	87,000	518,474
Denso Corp.	30,100	500,736
Dentsu, Inc. (a) (d)	105	216,303
East Japan Railway Co. (d)	210	1,640,063
Eisai Co., Ltd.	16,600	687,895
Electric Power Development Co., Ltd.	8,800	345,659
FamilyMart Co., Ltd.	4,300	186,799
Fanuc, Ltd.	12,200	867,652
Fast Retailing Co., Ltd.	3,100	451,795
Fuji Heavy Industries, Ltd.	42,000	114,027
FUJIFILM Holdings Corp.	30,800	677,845
Fujitsu, Ltd.	115,000	555,848
Fukuoka Financial Group, Inc.	53,000	230,857
Hankyu Hanshin Holdings, Inc.	76,000	437,325
Haseko Corp.	87,500	92,959
Hirose Electric Co., Ltd. (a)	2,200	222,114
Hisamitsu Pharmaceutical Co., Inc.	4,700	191,886
Hitachi Construction Machinary Co., Ltd. (a)	6,400	75,542
Hitachi, Ltd.	214,000	829,914
Hokkaido Electric Power Co., Inc.	11,400	288,548
Hokuhoku Financial Group, Inc.	76,000	179,926
Hokuriku Electric Power Co.	12,000	339,665
Honda Motor Co., Ltd.	104,500	2,266,322

Security Description	Shares	Value*

Japan—(Continued)
Hoya Corp.	26,300	$456,879
Ibiden Co., Ltd.	8,100	166,978
Idemitsu Kosan Co., Ltd.	1,600	102,490
Ihi Corp.	99,000	125,690
Inpex Holdings, Inc.	53	418,729
Isetan Mitsukoshi Holdings, Ltd. (a)	22,400	192,966
Isuzu Motors, Ltd.	84,000	107,815
Itochu Corp. (a)	106,000	531,816
J Front Retailing Co., Ltd. (a)	30,000	123,746
Japan Airlines Corp. (a)	60,000	142,028

Japan Prime Realty Investment Corp. (REIT)	39	92,973
Japan Real Estate Investment Corp. (REIT)	27	242,659
Japan Retail Fund Investment Corp. (REIT)	24	104,057
Japan Tobacco, Inc.	287	950,373
JFE Holding, Inc.	32,700	864,911
JGC Corp.	13,000	195,590
JS Group Corp.	16,900	261,617
JSR Corp.	11,300	127,178
JTEKT Corp.	12,600	97,210
Jupiter Telecommunications Co., Ltd. (b)	191	199,054
Kajima Corp. (a)	59,000	206,523
Kamigumi Co., Ltd.	17,000	152,243
Kaneka Corp.	20,000	127,463
Kao Corp.	33,000	999,338
Kawasaki Heavy Industries, Ltd. (a)	96,000	194,694
Kawasaki Kisen Kaisha, Ltd.	41,000	191,302
KDDI Corp.	184	1,310,519
Keihin Electric Express Railway Co., Ltd. (a)	25,000	220,786
Keio Corp. (a)	45,000	270,215
Keisei Electric Railway Co., Ltd. (a)	19,000	118,406
Keyence Corp.	2,400	491,415
Kikkoman Corp.	11,000	129,850
Kinden Corp.	9,000	81,154
Kintetsu Corp. (a)	102,120	469,197
Kirin Holdings Co., Ltd.	50,000	659,085
Kobe Steel, Ltd.	177,000	325,954
Komatsu, Ltd.	57,100	723,288
Konami Corp.	8,300	213,679
Konica Minolta Holdings, Inc.	28,000	216,966
Kubota Corp.	70,000	503,174
Kuraray Co., Ltd.	24,500	190,729
Kurita Water Industries, Ltd. (a)	7,100	191,270
Kyocera Corp.	10,000	721,400
Kyowa Hakko Kogyo Co., Ltd.	20,000	208,782
Kyushu Electric Power Co., Inc.	23,400	622,405
Lawson, Inc.	4,900	282,593
Leopalace21 Corp.	7,689	77,963
Mabuchi Motor Co., Ltd. (a)	2,000	83,065
Makita Corp. (a)	9,400	209,650
Marubeni Corp.	112,000	426,880
Marui Group Co., Ltd.	13,400	77,794
Matsushita Electric Industrial Co., Ltd.	115,000	1,440,992

Matsushita Electric Works, Ltd.	24,000	213,399
Mazda Motor Corp.	62,000	104,769
Mediceo Paltac Holdings Co., Ltd. (a)	11,100	133,769
Meiji Dairies Corp.	18,000	96,567
Minebea Co., Ltd. (a)	25,000	85,909

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Mitsubishi Chemical Holdings Corp. (a)	88,000	$388,359
Mitsubishi Corp.	85,900	1,205,902
Mitsubishi Electric Corp.	122,000	763,440
Mitsubishi Estate Co., Ltd.	75,000	1,236,840
Mitsubishi Gas & Chemical Co., Inc.	26,000	106,258
Mitsubishi Heavy Industries, Ltd. (a)	204,000	910,199
Mitsubishi Logistics Corp.	8,000	100,687
Mitsubishi Materials Corp.	79,000	199,173
Mitsubishi Motors Corp. (a) (b)	237,000	325,352
Mitsubishi Rayon Co., Ltd. (a)	36,000	108,573
Mitsubishi Tanabe Pharma Corp.	15,000	226,786
Mitsubishi UFJ Financial Group, Inc.	693,888	4,305,522
Mitsubishi UFJ Lease & Finance Co., Ltd. (a)	4,150	105,437
Mitsui & Co., Ltd.	109,317	1,118,237
Mitsui Chemicals, Inc. (a)	34,000	125,677
Mitsui Fudosan Co., Ltd.	53,000	880,750
Mitsui Mining & Smelting Co., Ltd.	40,000	84,530
Mitsui OSK Lines, Ltd.	75,000	460,582
Mitsui Sumitomo Insurance Group	24,000	765,443
Mitsumi Electric Co., Ltd.	5,700	100,750
Mizuho Financial Group, Inc. (a) (d)	602	1,791,714
Mizuho Trust & Banking Co., Ltd. (a)	107,000	135,529
Murata Manufacturing Co., Ltd.	14,100	552,718
Namco Bandai Holdings, Inc. (a)	12,500	137,007
NEC Corp.	120,000	402,762
NGK Insulators, Ltd.	17,000	191,328
NGK Spark Plug Co., Ltd. (a)	10,000	80,143
Nidec Corp.	7,100	276,103
Nikon Corp. (a)	23,000	275,560
Nintendo Co., Ltd.	6,200	2,382,008
Nippon Building Fund, Inc. (REIT)	35	384,156
Nippon Electric Glass Co., Ltd.	23,000	120,809
Nippon Express Co., Ltd.	48,000	201,973
Nippon Meat Packers, Inc.	14,000	211,574
Nippon Mining Holdings, Inc.	51,000	219,143
Nippon Oil Corp.	90,000	453,275
Nippon Paper Group, Inc. (d)	63	257,224
Nippon Sheet Glass Co., Ltd.	35,000	114,942
Nippon Steel Corp. (a)	319,000	1,047,543
Nippon Telephone & Telegraph Corp. (d)	319	1,714,465

Nippon Yusen K.K.	75,000	462,539
NIPPONKOA Insurance Co., Ltd.	44,000	342,052
Nissan Chemical Industries, Ltd. (a)	10,000	96,830
Nissan Motor Co., Ltd.	146,500	530,624
Nisshin Seifun Group, Inc.	13,000	170,576
Nisshin Steel Co., Ltd.	51,000	104,902
Nissin Food Products Co., Ltd. (a)	4,700	164,843
Nitori Co., Ltd.	2,650	205,665
Nitto Denko Corp.	10,100	194,044
Nomura Holdings, Inc. (a)	109,200	900,496
Nomura Real Estate Office Fund, Inc. (REIT)	20	130,759
Nomura Research Institute, Ltd.	6,200	117,667
NSK, Ltd.	30,000	112,650
NTN Corp. (a)	25,000	75,472
NTT Data Corp.	80	321,134
NTT DoCoMo, Inc.	990	1,951,579
NTT Urban Development Corp.	80	86,315

Security Description	Shares	Value*

Japan—(Continued)
Obayashi Corp. (a)	39,000	$232,537
Odakyu Electric Railway Co., Ltd. (a)	40,000	351,411
OJI Paper Co., Ltd. (a)	50,000	293,936
Olympus Corp.	16,000	321,293
Omron Corp.	13,600	182,540
Ono Pharmaceutical Co., Ltd.	6,400	332,775
Oracle Corp. (a)	2,500	108,483
Oriental Land Co., Ltd. (a)	3,400	279,631
ORIX Corp.	5,960	338,641
Osaka Gas Co., Ltd.	119,000	549,635
Promise Co., Ltd. (a)	4,100	103,921
Rakuten, Inc. (a)	385	245,114
Resona Holdings, Inc. (a) (d)	303	480,319
Ricoh Co., Ltd.	45,000	573,092
Rohm Co., Ltd.	7,400	373,666
Sankyo Co., Ltd.	3,600	181,828
Santen Pharmaceutical Co., Ltd. (a)	5,500	165,642
Sanyo Electric Co., Ltd. (a)	110,000	205,977
Sapporo Hokuyo Holdings, Inc. (d)	20	81,042
Sapporo Holdings, Ltd.	19,000	119,644
SBI Holdings, Inc. (a)	1,149	177,597
Secom Co., Ltd.	13,500	695,367
Sega Sammy Holdings, Inc. (a)	13,400	155,490
Seiko Epson Corp. (a)	8,600	136,989
Sekisui Chemical Co., Ltd.	27,000	168,647
Sekisui House, Ltd. (a)	26,000	227,579
Seven & I Holdings Co., Ltd.	52,900	1,812,340
Seven Bank, Ltd.	28	107,107

Sharp Corp. (a)	65,000	465,974
Shikoku Electric Power Co., Inc. (a)	11,700	394,590
Shimadzu Corp. (a)	18,000	113,912
Shimamura Co., Ltd. (a)	1,400	108,315
Shimano, Inc. (a)	3,800	152,252
Shimizu Corp. (a)	37,000	215,809
Shin-Etsu Chemical Co., Ltd.	26,100	1,197,099
Shinsei Bank, Ltd.	101,000	159,642
Shionogi & Co., Ltd.	19,000	488,014
Shiseido Co., Ltd.	21,000	429,890
Showa Denko K.K.	83,000	120,189
Showa Shell Sekiyu K.K.	14,000	138,134
SMC Corp.	3,700	378,547
Softbank Corp. (a)	48,100	871,074
Sojitz Corp.	70,500	118,216
Sompo Japan Insurance, Inc.	51,000	373,480
Sony Corp. (a)	63,000	1,369,558
Sony Financial Holdings, Inc.	64	245,773
Square Enix Co., Ltd. (a)	4,600	148,502
Stanley Electric Co., Ltd.	11,800	124,557
Sumco Corp.	8,200	104,724
Sumitomo Chemical Co., Ltd.	100,000	341,291
Sumitomo Corp. (a)	76,600	675,094
Sumitomo Electric Industries, Ltd.	48,434	372,397
Sumitomo Heavy Industries, Ltd.	39,000	155,257
Sumitomo Metal Industries, Ltd.	239,000	589,012
Sumitomo Metal Mining Co., Ltd.	34,000	361,372
Sumitomo Mitsui Financial Group, Inc. (a) (d)	414	1,793,349
Sumitomo Realty & Development Co., Ltd.	25,000	372,477

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Sumitomo Rubber	11,300	$98,486
Suzuken Co., Ltd.	5,574	167,953
Suzuki Motor Corp.	22,700	313,832
T&D Holdings, Inc.	12,400	519,937
Taiheiyo Cement Corp. (a)	62,000	119,486
Taisei Corp. (a)	69,000	190,078
Taisho Pharmaceutical Co., Ltd.	10,000	212,454
Taiyo Nippon Sanso Corp.	18,000	138,753
Takashimaya Co., Ltd. (a)	17,000	128,760
Takeda Pharmaceutical Co., Ltd.	51,500	2,671,430
TDK Corp.	7,200	264,424
Teijin, Ltd. (a)	66,000	186,570
Terumo Corp.	10,800	505,775
The 77 Bank, Ltd.	20,000	108,580
The Bank of Kyoto, Ltd.	22,000	246,592
The Bank of Yokohama, Ltd.	83,000	490,956

The Chiba Bank, Ltd.	47,000	293,661
The Chugoku Bank, Ltd. (a)	12,000	184,794
The Chugoku Electric Power Co., Inc.	18,300	482,092
The Furukawa Electric Co., Ltd.	38,000	184,969
The Gunma Bank, Ltd.	26,000	165,730
The Hachijuni Bank, Ltd. (a)	30,000	172,580
The Hiroshima Bank, Ltd. (a)	38,000	166,572
The Iyo Bank, Ltd. (a)	17,000	210,993
The Japan Steel Works, Ltd.	21,000	293,039
The Joyo Bank, Ltd.	54,000	307,646
The Kansai Electric Power Co., Inc.	48,300	1,399,598
The Nishi-Nippon Bank, Ltd.	52,000	150,746
The Shizuoka Bank, Ltd. (a)	41,000	474,930
The Sumitomo Trust & Banking Co., Ltd.	91,000	538,571
The Suruga Bank, Ltd. (a)	17,000	168,365
The Tokyo Electric Power Co., Inc.	77,000	2,570,970
THK Co., Ltd. (a)	7,700	80,912
Tobu Railway Co., Ltd. (a)	52,000	309,560
Toho Co., Ltd. (a)	6,367	136,607
Toho Gas Co., Ltd. (a)	31,000	204,302
Tohoku Electric Power Co., Inc.	26,200	709,140
Tokio Marine Holdings, Inc. (d)	43,400	1,271,717
Tokuyama Corp.	15,000	126,611
Tokyo Electron, Ltd.	11,400	400,348
Tokyo Gas Co., Ltd.	147,000	744,919
Tokyo Tatemono Co., Ltd.	19,000	86,895
Tokyu Corp.	76,000	382,504
Tokyu Land Corp.	29,000	110,448
TonenGeneral Sekiyu K.K. (a)	18,000	180,181
Toppan Printing Co., Ltd. (a)	31,000	238,734
Toray Industries, Inc. (a)	83,000	422,664
Toshiba Corp.	198,000	815,270
Tosoh Corp.	36,000	88,289
Toto, Ltd. (a)	19,000	119,186
Toyo Seikan Kaisha, Ltd.	10,200	175,727
Toyo Suisan Kaisha, Ltd.	6,000	172,457
Toyota Industries Corp.	12,600	269,959
Toyota Motor Corp.	174,100	5,698,785
Toyota Tsusho Corp.	14,200	151,745
Trend Micro, Inc. (a)	7,000	244,415
Tsumura & Co (a)	3,900	144,668

Security Description	Shares	Value*

Japan—(Continued)
Ube Industries, Ltd.	68,000	$190,865
Unicharm Corp.	3,200	241,877
UNY Co., Ltd.	13,000	143,174
Ushio, Inc. (a)	8,700	114,697
USS Co., Ltd.	1,630	86,243
West Japan Railway Co.	109	495,937
Yahoo! Japan Corp. (a)	900	368,195
Yakult Honsha Co., Ltd. (a)	5,300	113,331
Yamada Denki Co., Ltd.	5,590	388,068
Yamaguchi Financial Group, Inc.	15,000	168,562
Yamaha Corp.	11,500	106,624
Yamaha Motor Co., Ltd. (a)	13,100	137,459
Yamato Holdings Co., Ltd. (a)	27,000	352,061
Yamazaki Baking Co., Ltd.	8,000	123,099
Yokogawa Electric Corp.	15,500	101,664

		126,040,954

Jersey—0.1%
WPP, Plc.	74,431	433,876

Luxembourg—0.4%
ArcelorMittal	56,699	1,366,628
Millicom International Cellular S.A. (SEK) (b)	4,375	202,432
SES (FDR)	18,798	361,872
Tenaris S.A.	31,061	321,190

		2,252,122

Netherlands—2.5%
Aegon NV	85,785	547,435
Akzo Nobel NV	14,996	618,395
ASML Holding NV (b)	26,597	474,626
Corio NV (REIT)	3,133	143,651
European Aeronautic Defense & Space Co. NV (a)	21,349	360,435
Fugro NV	3,571	102,521
Heineken Holding NV	6,799	194,647
Heineken NV	15,183	466,476
ING Groep NV	124,711	1,303,627
James Hardie Industries NV (AUD)	34,811	114,014
Koninklijke Ahold NV	78,810	968,614
Koninklijke Boskalis Westminster NV	3,508	81,485
Koninklijke DSM NV	7,886	202,149
Koninklijke Philips Electronics NV	63,499	1,234,991
Randstad Holding NV (a)	7,076	143,654
Reed Elsevier NV	39,611	466,700
Royal KPN NV	112,246	1,627,663
SBM Offshore NV (a)	9,817	128,643
STMicroelectronics NV (a)	44,693	299,318
TNT NV	23,558	452,460
Unilever NV	102,744	2,489,499
Wolters Kluwer NV	17,885	337,774

		12,758,777

New Zealand—0.1%
Contact Energy, Ltd.	27,228	117,112
Fletcher Building, Ltd.	37,440	126,335
Telecom Corp. of New Zealand, Ltd. (a)	179,842	240,027

		483,474

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Norway—0.6%
DnB NOR ASA	48,456	$193,563
Norsk Hydro ASA	45,479	183,672
Orkla ASA	54,230	360,632
Renewable Energy Corp. ASA (b)	10,100	94,976
StatoilHydro ASA	84,249	1,387,604
Telenor ASA	50,638	338,863
Yara International ASA	11,175	244,250

		2,803,560

Portugal—0.3%
Banco Comercial Portugues S.A. (a)	163,646	187,569
Banco Espirito Santo S.A. (a)	17,103	160,766
Brisa-Auto Estradas de Portugal S.A. (a)	16,279	121,635
Cimpor Cimentos de Portugal, SGPS, S.A. (a)	17,988	87,578
Energias de Portugal S.A.	120,505	454,177
Galp Energia SGPS S.A. (a)	12,522	126,059
Jeronimo Martins, SGPS, S.A.	18,941	105,220
Portugal Telecom, SGPS, S.A. (a)	42,778	363,009

		1,606,013

Singapore—1.0%
CapitaLand, Ltd.	116,000	254,850
CapitaMall Trust (REIT) (a)	98,000	109,114
City Developments, Ltd. (a)	40,000	178,482
ComfortDelGro Corp., Ltd.	153,000	154,881
DBS Group Holdings, Ltd.	74,978	444,788
Fraser & Neave, Ltd. (a)	76,000	156,657
Keppel Corp., Ltd.	79,000	239,438
Oversea-Chinese Banking Corp.	170,880	595,367
SembCorp Industries, Ltd.	89,000	144,603
Singapore Airlines, Ltd.	40,940	321,377
Singapore Exchange, Ltd. (a)	54,000	193,481
Singapore Press Holdings, Ltd. (a)	117,250	253,885
Singapore Technologies Engineering, Ltd.	127,000	210,052
Singapore Telecommunications, Ltd.	500,820	891,720
United Overseas Bank, Ltd.	80,392	725,703
Wilmar International, Ltd.	62,000	121,368

		4,995,766

Spain—4.5%
Abertis Infraestructuras S.A.	17,694	314,866
Acciona S.A. (a)	1,646	208,194
Acerinox S.A. (a)	12,363	198,458
ACS Actividades de Construccion y Servicios S.A. (a)	11,363	522,352
Banco Bilbao Vizcaya Argentaria S.A.	224,492	2,754,638
Banco de Sabadell S.A. (a)	57,638	392,490
Banco de Valencia S.A.	13,303	140,342
Banco Popular Espanol S.A. (a)	47,418	411,708
Banco Santander S.A. (a)	504,093	4,865,064
Bankinter S.A. (a)	16,977	152,552
Cintra Concesiones de Infraestructuras de Transporte S.A. (a)	13,818	103,963
Criteria Caixacorp S.A. (a) (b)	53,350	209,899
EDP Renovaveis S.A.	14,440	101,122

Security Description	Shares	Value*

Spain—(Continued)
Enagas S.A.	10,769	$236,244
Fomento de Construcciones y Contratas S.A.	3,072	101,100
Gamesa Corp. Tecnologica S.A.	10,521	190,835
Gas Natural SDG S.A.	7,593	207,097
Gestevision Telecino S.A.	7,133	75,997
Grifols S.A.	8,240	143,116
Grupo Ferrovial S.A. (a)	4,336	119,443
Iberdrola Renovables (b)	51,000	220,497
Iberdrola S.A.	218,820	2,031,786
Iberia Lineas Aereas de Espana	31,120	87,161
Inditex S.A. (a)	13,792	609,625
Indra Sistemas S.A. (a)	8,289	188,343
Mapfre S.A. (a)	45,139	153,026
Red Electrica de Espana	6,962	352,712
Repsol YPF S.A.	45,323	965,316
Telefonica S.A.	266,902	5,982,732
Union Fenosa S.A.	23,022	568,998
Zardoya Otis S.A. (a)	7,249	129,055

		22,738,731

Sweden—1.9%
Alfa Laval AB (a)	26,060	226,270
Assa Abloy AB (Series B) (a)	20,057	227,576
Atlas Copco AB (Series A) (a)	47,555	409,364
Atlas Copco AB (Series B)	26,061	200,314
Electrolux AB (a)	17,118	147,229
Getinge AB	1,348	15,555
Getinge AB (Class B) (a)	12,136	145,440
Hennes & Mauritz AB (Series B)	33,439	1,306,664
Holmen AB (Series B)	3,472	85,843
Husqvarna AB (a)	17,118	90,704
Investor AB	28,200	424,367
Nordea Bank AB	128,370	903,617
Sandvik AB (a)	61,232	389,005
Scania AB (a)	21,772	217,913
Securitas AB (a)	21,462	176,164
Skandinaviska Enskilda Banken AB	29,510	237,045
Skanska AB (a)	25,167	250,855
SKF AB (a)	22,272	221,718
SSAB Svenskt Stal AB (Series A) (a)	11,498	101,277
Svenska Cellulosa AB	34,876	298,242
Svenska Handelsbanken AB	29,317	477,189
Swedbank AB (a)	22,400	128,471
Swedish Match AB	18,278	261,651
Tele2 AB	17,423	154,865
Telefonaktiebolaget LM Ericsson (Class B)	187,674	1,439,367
TeliaSonera AB	142,758	710,546
Volvo AB (Series A)	28,429	160,019
Volvo AB (Series B) (a)	69,624	384,703

		9,791,973

Switzerland—8.0%
ABB, Ltd.	141,489	2,132,835
Actelion, Ltd. (a) (b)	6,285	353,979
Adecco S.A.	8,604	292,037
Aryzta AG	4,300	139,598

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Switzerland—(Continued)
Baloise Holdings AG	3,194	$240,065
BKW FMB Energie AG	1,017	98,871
Compagnie Financiere Richemont S.A.	32,172	624,605
Credit Suisse Group	67,406	1,847,547
Geberit AG (a)	2,351	253,276
Givaudan AG	405	319,042
Holcim, Ltd. (a)	12,518	720,778
Julius Baer Holding AG	13,122	504,773
Kuehne & Nagel International AG (a)	3,252	210,847
Lindt & Spruengli AG	7	149,249

Lindt & Spruengli AG (Participation Certificate) (a)	55	102,152
Logitech International S.A. (b)	10,725	167,434
Lonza Group AG (a)	2,935	271,326
Nestle S.A.	241,405	9,514,393
Nobel Biocare Holding AG (a)	8,030	164,488
Novartis AG	149,975	7,514,420
Pargesa Holding S.A.	1,694	113,258
Roche Holding AG	44,287	6,817,261
SGS S.A. (a)	302	316,175
Sonova Holding AG (a)	2,594	156,493
Straumann Holding AG	534	94,059
Sulzer AG	1,960	113,007
Swatch Group AG (Class A)	3,213	87,834
Swatch Group AG (Class B)	2,093	292,362
Swiss Life Holding	2,159	149,765
Swiss Reinsurance	20,962	1,018,362
Swisscom AG	1,500	484,249
Syngenta AG	6,316	1,223,603
UBS AG	183,932	2,667,713
Zurich Financial Services AG	9,117	1,979,077

		41,134,933

United Kingdom—19.1%
3i Group, Plc.	21,064	82,983
Admiral Group, Plc.	11,691	154,419
AMEC, Plc.	27,500	196,282
Anglo American, Plc.	83,380	1,904,528
Antofagasta, Plc.	24,514	151,415
Associated British Foods, Plc.	22,128	233,514
AstraZeneca, Plc.	91,591	3,711,143
Aviva, Plc.	165,050	934,258
BAE Systems, Plc.	231,814	1,263,445
Balfour Beatty, Plc.	30,333	144,510
Barclays, Plc.	536,559	1,209,631
BG Group, Plc.	211,221	2,932,543
BHP Billiton, Plc.	139,323	2,624,410
BP, Plc.	1,182,418	9,060,026
British Airways, Plc.	41,370	107,880
British American Tobacco, Plc.	119,743	3,111,326
British Energy Group, Plc.	64,769	721,359
British Land Co., Plc. (REIT) (a)	30,642	245,627
British Sky Broadcasting, Plc.	73,950	514,520
BT Group, Plc.	513,648	1,009,209
Bunzl, Plc.	22,401	191,204
Burberry Group, Plc. (a)	26,876	86,197

Cable & Wireless, Plc.	157,710	356,747

Security Description	Shares	Value*

United Kingdom—(Continued)
Cadbury, Plc.	86,947	$761,141
Cairn Energy, Plc. (b)	8,110	237,314
Capita Group, Plc.	39,413	419,946
Carnival, Plc.	11,804	257,179
Centrica, Plc.	322,622	1,239,736
Cobham, Plc.	73,272	217,860
Compass Group, Plc.	126,999	630,222
Diageo, Plc.	158,270	2,201,619
Drax Group	21,005	170,273
Eurasian Natural Resources Corp. (b)	21,266	101,853
Experian Group, Ltd.	71,621	448,521
FirstGroup, Plc.	30,753	192,387
Friends Provident, Plc.	183,982	230,754
G4S, Plc.	83,089	246,595
GlaxoSmithKline, Plc.	329,925	6,124,859
Hammerson, Plc. (REIT) (a)	17,590	136,257
Hays, Plc.	89,608	90,337
HBOS, Plc. (c) (d)	467,219	0
HBOS, Plc.	337,611	342,637
Home Retail Group, Plc. (b)	54,363	166,746
HSBC Holdings, Plc.	759,927	7,273,434
ICAP, Plc. (a)	36,213	151,021
IMI, Plc.	24,507	96,300
Imperial Tobacco Group, Plc.	64,202	1,715,036
Intercontinental Hotels Group, Plc.	22,824	185,711
International Power, Plc.	93,731	325,442
Invensys, Plc.	47,928	120,749
Investec, Plc.	26,347	109,716
J. Sainsbury Co.	64,876	308,497
Johnson Matthey, Plc.	14,556	231,034
Kingfisher, Plc.	152,400	298,053
Ladbrokes, Plc.	47,638	127,404
Land Securities Group, Plc. (REIT)	28,545	380,464
Legal & General Group, Plc.	357,048	398,258
Liberty International, Plc. (REIT) (a)	16,665	115,481
Lloyds TSB Group, Plc. (a)	371,186	679,388
Logica, Plc. (a)	90,803	90,688
Lonmin, Plc.	9,678	127,762
Man Group, Plc.	108,024	372,856
Marks & Spencer Group, Plc.	96,716	301,018
Meggitt, Plc.	42,619	98,865
National Grid, Plc.	159,194	1,573,261
Next, Plc.	13,648	213,675
Old Mutual, Plc.	381,581	304,855
Pearson, Plc.	50,438	468,092

Prudential, Plc.	157,765	960,506
Reckitt Benckiser Group, Plc.	37,679	1,403,709
Reed Elsevier Plc.	69,574	507,113
Rexam, Plc.	42,308	216,086
Rio Tinto, Plc.	62,082	1,345,120
Rolls-Royce Group, Plc.	114,239	559,644
Royal Bank of Scotland Group, Plc.	1,125,807	813,857
Royal Dutch Shell, Plc. (Class A) (a)	223,688	5,847,276
Royal Dutch Shell, Plc. (Class B)	171,333	4,312,029
SABMiller, Plc.	57,485	967,892
Sage Group, Ltd.	78,702	193,533
Schroders, Plc.	11,672	145,759

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Scottish & Southern Energy, Plc.	54,779	$964,538
Segro, Plc. (REIT) (a)	25,798	92,283
Serco Group, Plc.	34,317	223,352
Severn Trent, Plc.	14,349	248,467
Shire, Ltd.	34,646	506,656
Smith & Nephew, Plc.	56,488	358,399
Smiths Group, Plc.	25,680	330,635
Standard Chartered, Plc.	119,573	1,528,539
Standard Life, Plc.	141,054	413,603
Tate & Lyle, Plc.	33,442	194,257
Tesco, Plc.	496,040	2,584,325
Thomas Cook Group, Plc.	30,655	78,496
Thomson Reuters, Plc.	12,693	280,736
Tomkins, Plc. (a)	54,938	98,433
TUI Travel, Plc.	44,767	151,332
Tullow Oil, Plc.	45,822	438,488
Unilever, Plc.	82,194	1,867,900
United Business Media, Ltd.	20,651	152,031
United Utilities G	48,207	436,270
Vendeta Resources, Plc.	9,571	84,977
Vodafone Group, Plc.	3,327,748	6,699,135
Whitbread, Plc.	14,577	192,831
WM Morrison Supermarkets, Plc.	149,552	606,549
Wolseley, Plc. (a)	43,462	242,326
Xstrata, Plc.	39,366	366,995

		97,644,549

United States—0.1%
Synthes, Inc. (CHF) (b)	3,629	458,728

Total Common Stock (Identified Cost $633,904,653)		494,045,704

Mutual Funds—2.5%

United States—2.5%
iShares MSCI EAFE Index Fund (a)	288,500	12,944,995

Total Mutual Funds (Identified Cost $12,360,985)		12,944,995

Preferred Stock—0.4%

Germany—0.4%
Fresenius SE	4,821	282,499
Henkel KGaA	10,747	344,563
Porsche AG	5,610	437,047
RWE AG	2,982	225,451
Volkswagen AG	6,775	361,534

		1,651,094

Switzerland—0.0%
Schindler Holding AG (a)	2,500	114,258

Total Preferred Stock (Identified Cost $2,181,653)		1,765,352

Rights—0.0%
Security Description	Shares	Value*

Belgium—0.0%
Anheuser-Busch InBev NV	4	$90
Fortis (c) (d)	137,599	0

		90

Japan—0.0%
Dowa Mining Co., Ltd.	16,000	2,859

Singapore—0.0%
DBS Group Holdings	37,489	39,031

United Kingdom—0.0%
Lloyds TSB Group (c) (d)	161,354	0

Total Rights (Identified Cost $128)		41,980

Short Term Investments—9.9%
Security Description	Face Amount/Shares	Value*

United States—9.9%
Federal Home Loan Bank
0.040%, 01/27/09	$325,000	324,972
0.008%, 03/25/09	875,000	874,838
2.400%, 01/23/09	4,425,000	4,424,973
State Street Navigator Securities Lending Prime Portfolio (e)	45,077,458	45,077,458

Total Short Term Investments (Identified Cost $50,702,241)		50,702,241

Total Investments—109.4% (Identified Cost $699,149,660) (f)		559,500,272
Liabilities in excess of other assets		(48,044,934)

Total Net Assets—100%		$511,455,338

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2008

(a)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $43,246,942 and the collateral received consisted of cash in the amount of $45,077,458 and non-cash collateral with a value of $642,756. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Zero Valued Security.
(d)	Security was valued in good faith under procedures established by the Board of Directors.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $715,291,214 and the composition of unrealized appreciation and depreciation of investment securities was $31,945,733 and $(187,736,675), respectively.
(FDR)—	Fiduciary Depository Receipt
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(HKD)—	Hong Kong Dollar
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar

Ten Largest Industries as of December 31, 2008 (Unaudited)	Percentage of Total Net Assets
Commercial Banks	12.3%
Oil, Gas & Consumable Fuels	8.8%
Diversified Telecommunication Services	5.4%
Semiconductors & Semiconductor Equipment	5.3%
Insurance	4.7%
Electric Utilities	4.6%
Metals & Mining	4.0%
Food Products	3.3%
Automobiles	3.2%
Pharmaceuticals	2.9%

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$58,022,453	$0
Level 2 - Other Significant Observable Inputs	501,477,819	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$559,500,272	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$559,500,272
Cash		248,082
Foreign cash at value (c)		241,359
Receivable for:
Securities sold		6,239,742
Fund shares sold		1,389,210
Accrued interest and dividends		710,301
Foreign taxes		93,798

Total Assets		568,422,764
Liabilities
Payable for:
Securities purchased	$11,256,753
Fund shares redeemed	378,831
Withholding taxes	23,262
Collateral for securities loaned	45,077,458
Accrued expenses:
Management fees	118,470
Service and distribution fees	44,084
Other expenses	68,568

Total Liabilities		56,967,426

Net Assets		$511,455,338

Net assets consists of:
Capital paid in		$653,683,613
Undistributed net investment income		20,972,538
Accumulated net realized losses		(23,519,911)
Unrealized depreciation on investments and foreign currency		(139,680,902)

Net Assets		$511,455,338

Computation of offering price:
Class A
Net asset value and redemption price per share ($269,717,740 divided by 28,817,119 shares outstanding)		$9.36

Class B
Net asset value and redemption price per share ($196,038,718 divided by 21,292,386 shares outstanding)		$9.21

Class E
Net asset value and redemption price per share ($45,698,880 divided by 4,907,068 shares outstanding)		$9.31

(a) Identified cost of investments		$699,149,660

(b) Includes cash collateral for securities loaned of		$45,077,458

(c) Identified cost of foreign cash		$256,076

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$25,870,678 (a)
Interest		1,550,941 (b)

		27,421,619
Expenses
Management fees	$2,131,106
Service and distribution fees—Class B	627,562
Service and distribution fees—Class E	98,222
Directors’ fees and expenses	31,907
Custodian	511,219
Audit and tax services	42,591
Legal	11,995
Printing	208,968
Insurance	8,991
Miscellaneous	14,986

Total expenses	3,687,547
Management fee waivers	(49,726)	3,637,821

Net Investment Income		23,783,798

Realized and Unrealized Loss
Realized gain (loss) on:
Investments—net	(17,395,385)
Foreign currency transactions—net	257,343	(17,138,042)

Change in unrealized depreciation on:
Investments—net	(373,721,938)
Foreign currency transactions—net	(30,230)	(373,752,168)

Net loss		(390,890,210)

Net Decrease in Net Assets From Operations		$(367,106,412)

(a)	Net of foreign taxes of $2,331,148.
(b)	Includes income on securities loaned of $1,542,477.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$23,783,798	$18,778,557
Net realized gain (loss)	(17,138,042)	27,396,414
Change in unrealized appreciation (depreciation)	(373,752,168)	19,814,731

Increase (decrease) in net assets from operations	(367,106,412)	65,989,702

From Distributions to Shareholders
Net investment income
Class A	(11,876,797)	(6,957,555)
Class B	(6,771,340)	(4,654,053)
Class E	(1,871,591)	(1,623,651)

	(20,519,728)	(13,235,259)

Net realized gain
Class A	(16,409,488)	(3,710,696)
Class B	(10,411,846)	(2,816,927)
Class E	(2,752,056)	(930,691)

	(29,573,390)	(7,458,314)

Total distributions	(50,093,118)	(20,693,573)

Increase in net assets from capital share transactions	34,554,213	214,083,082

Net increase (decrease) in net assets	(382,645,317)	259,379,211

Net Assets
Beginning of the period	894,100,655	634,721,444

End of the period	$511,455,338	$894,100,655

Undistributed Net Investment Income
End of the period	$20,972,538	$16,995,755

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	4,271,358	$52,902,915	14,171,371	$244,141,099
Reinvestments	1,828,461	28,286,285	634,637	10,668,251
Redemptions	(7,057,043)	(91,096,573)	(5,081,003)	(85,752,377)

Net increase (decrease)	(957,224)	$(9,907,373)	9,725,005	$169,056,973

Class B
Sales	5,384,067	$65,932,778	6,004,028	$99,957,475
Reinvestments	1,126,766	17,183,186	450,602	7,470,980
Redemptions	(2,822,733)	(37,951,253)	(3,507,476)	(57,974,664)

Net increase	3,688,100	$45,164,711	2,947,154	$49,453,791

Class E
Sales	700,062	$8,412,837	743,690	$12,495,190
Reinvestments	300,042	4,623,647	152,498	2,554,342
Redemptions	(1,026,664)	(13,739,609)	(1,162,298)	(19,477,214)

Net decrease	(26,560)	$(703,125)	(266,110)	$(4,427,682)

Increase derived from capital share transactions		$34,554,213		$214,083,082

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$17.19	$16.00	$12.95	$11.64	$9.80

Income From Investment Operations
Net investment income	0.46 (a)	0.46 (a)	0.35 (a)	0.25	0.21
Net realized and unrealized gain (loss) of investments	(7.31)	1.26	2.95	1.26	1.70

Total from investment operations	(6.85)	1.72	3.30	1.51	1.91

Less Distributions
Distributions from net investment income	(0.41)	(0.35)	(0.25)	(0.20)	(0.07)
Distributions from net realized capital gains	(0.57)	(0.18)	0.00	0.00	0.00

Total distributions	(0.98)	(0.53)	(0.25)	(0.20)	(0.07)

Net Asset Value, End of Period	$9.36	$17.19	$16.00	$12.95	$11.64

Total Return (%)	(42.1)	10.8	25.7	13.2	19.6
Ratio of operating expenses to average net assets (%)	0.41	0.41	0.49	0.51	0.59
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.42	0.41	0.50	0.51	N/A
Ratio of net investment income to average net assets (%)	3.44	2.69	2.46	2.19	2.01
Portfolio turnover rate (%)	15	24	18	22	38
Net assets, end of period (000)	$269,718	$511,803	$320,845	$242,623	$210,034

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.92	$15.76	$12.76	$11.48	$9.68

Income From Investment Operations
Net investment income	0.42 (a)	0.41 (a)	0.31 (a)	0.19	0.12
Net realized and unrealized gain (loss) of investments	(7.19)	1.23	2.91	1.27	1.74

Total from investment operations	(6.77)	1.64	3.22	1.46	1.86

Less Distributions
Distributions from net investment income	(0.37)	(0.30)	(0.22)	(0.18)	(0.06)
Distributions from net realized capital gains	(0.57)	(0.18)	0.00	0.00	0.00

Total distributions	(0.94)	(0.48)	(0.22)	(0.18)	(0.06)

Net Asset Value, End of Period	$9.21	$16.92	$15.76	$12.76	$11.48

Total Return (%)	(42.2)	10.5	25.5	12.9	19.3
Ratio of operating expenses to average net assets (%)	0.66	0.66	0.74	0.76	0.84
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.67	0.66	0.75	0.76	N/A
Ratio of net investment income to average net assets (%)	3.21	2.46	2.18	1.86	1.60
Portfolio turnover rate (%)	15	24	18	22	38
Net assets, end of period (000)	$196,039	$297,898	$231,042	$145,077	$73,707

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$17.11	$15.93	$12.90	$11.59	$9.77

Income From Investment Operations
Net investment income	0.44 (a)	0.43 (a)	0.33 (a)	0.26	0.19
Net realized and unrealized gain (loss) of investments	(7.28)	1.25	2.94	1.23	1.70

Total from investment operations	(6.84)	1.68	3.27	1.49	1.89

Less Distributions
Distributions from net investment income	(0.39)	(0.32)	(0.24)	(0.18)	(0.07)
Distributions from net realized capital gains	(0.57)	(0.18)	0.00	0.00	0.00

Total distributions	(0.96)	(0.50)	(0.24)	(0.18)	(0.07)

Net Asset Value, End of Period	$9.31	$17.11	$15.93	$12.90	$11.59

Total Return (%)	(42.2)	10.6	25.6	13.0	19.4
Ratio of operating expenses to average net assets (%)	0.56	0.56	0.64	0.66	0.74
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.57	0.56	0.65	0.66	N/A
Ratio of net investment income to average net assets (%)	3.31	2.57	2.32	2.05	1.91
Portfolio turnover rate (%)	15	24	18	22	38
Net assets, end of period (000)	$45,699	$84,400	$82,835	$74,489	$73,449

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Morgan Stanley EAFE Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-19

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-20

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

MSF-21

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had no capital loss carryforwards.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$23,880,340	$14,775,563	$26,212,778	$5,918,010	$—	$—	$50,093,118	$20,693,573

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$23,042,535	$3,829,271	$(155,696,803)	$—	$(128,824,997)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(13,403,278)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

MSF-22

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$123,053,401	$0	$109,351,606

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.30% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2008 were $2,131,106.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2008 were $163,385.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2008 to April 30, 2009, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. A similar expense agreement was in place for the period May 1, 2007 through April 30, 2008. Amounts waived for the year ended December 31, 2008 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the

MSF-23

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	REGULATORY MATTERS:

On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. On May 23, 2008, the SEC released a proposed distribution plan pursuant to which General American would make payments to mutual funds affected by certain late trading activity, including certain portfolios of the Fund. Under this plan, the Portfolio is entitled to $167.

8.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-24

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Morgan Stanley EAFE Index Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Morgan Stanley EAFE Index Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2009

MSF-25

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-26

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-27

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-28

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-29

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-30

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-31

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Metropolitan Series Fund, Inc. Neuberger Berman Mid Cap Value Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Managed by Neuberger Berman Management, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the Neuberger Berman Mid Cap Value Portfolio returned -47.3%, compared to its benchmark, the Russell Midcap Value Index1, which returned -38.4%. The average return of the Portfolio’s peer group, the Lipper Variable Insurance Products2 Mid-Cap Value Funds Universe, was -38.7% over the same period.

PORTFOLIO REVIEW

The Portfolio posted a negative return as stocks were pressured by the ongoing housing slump, skyrocketing oil prices, continued write-offs from leading financial institutions, and diminished consumer confidence. In the second half of 2008, economic and market conditions deteriorated even further as the collapse of Bear Stearns and Lehman Brothers and the ensuing credit crisis turned a smoldering U.S. recession into a serious global economic slowdown. Forced liquidation by highly leveraged hedge funds faced with margin calls and broad based selling by mutual funds to meet rising redemptions further undermined stocks. Due primarily to lagging performance in the Materials, Industrials and Health Care sectors, the Portfolio finished 2008 trailing the Russell Midcap Value Index.

There was no place to escape the broad-based stock market carnage in 2008. All 10 of the Russell Midcap Value Index sectors posted double digit losses and seven of ten sectors declined by 30% or more. Even traditionally defensive sectors such as Consumer Staples, Healthcare, and Utilities posted double digit percentage losses.

We failed to anticipate the collapse of Lehman Brothers on September 15, 2008 and underestimated how swiftly and severely it would impact the economy and the stock market. Our only option would have been to sell high quality companies with good long term prospects at fire sale prices—a strategy we believed would further penalize shareholders.

Industrials sector investments penalized Portfolio performance most severely. We thought our strategy of owning industrial companies in secular growth businesses, most notably energy infrastructure, would insulate us from the potential damage to traditional cyclicals as the economy weakened. However, cascading energy prices along with the credit crunch was expected to cause delays and/or postponements in energy infrastructure projects, dimming the near-term outlook for several of our holdings. Materials sector holdings, especially metals and mining companies, were also hit hard as the prospect of a global economic slowdown sent materials prices lower. Poor returns in Healthcare were primarily the result of the generally poor performance of the HMOs in the Portfolio.

Information Technology was our only significant relative performance bright spot. The Portfolio was materially over-weighted in the sector and our holdings declined only half as much as the corresponding benchmark sector.

It is difficult to predict precisely when the U.S. and global economies will begin to firm. However, we note that the November 24 rescue of Citigroup along with the Treasury Department and Federal Reserve’s moves to lower interest rates, promote inter-bank lending and narrow credit spreads has begun to have a positive impact on the credit markets.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL MIDCAP VALUE INDEX

Average Annual Returns as of December 31, 2008

	Neuberger Berman Mid Cap Value Portfolio			Russell MidCap Value Index
	Class A	Class B	Class E
1 Year	-47.3%	-47.5%	-47.4%	-38.4%
5 Year	-3.5	-3.7	-3.6	0.3
10 Year	4.3	—	—	4.4
Since Inception	—	0.0	0.1	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 5/1/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Assurant, Inc.	2.4%
Constellation Brands, Inc.	2.3%
StanCorp Financial Group, Inc.	2.2%
Affiliated Computer Services, Inc.	2.1%
Shire, Plc. (ADR)	2.1%
DPL, Inc.	2.1%
Invesco, Ltd.	2.1%
NRG Energy, Inc.	2.0%
Annaly Capital Management, Inc.	1.9%
Jefferies Group, Inc.	1.8%

Top Sectors

% of Total Market Value
Financials	24.9%
Energy	11.3%
Utilities	10.6%
Consumer Discretionary	10.5%
Health Care	9.6%
Industrials	8.9%
Information Technology	8.7%
Consumer Staples	8.1%
Materials	4.2%
Cash	3.2%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Neuberger Berman Mid Cap Value—Class A	Actual	0.70%	$1,000.00	$560.37	$2.75
	Hypothetical	0.70%	$1,000.00	$1,021.58	$3.56

Neuberger Berman Mid Cap Value—Class B	Actual	0.95%	$1,000.00	$559.67	$3.72
	Hypothetical	0.95%	$1,000.00	$1,020.30	$4.82

Neuberger Berman Mid Cap Value—Class E	Actual	0.85%	$1,000.00	$560.33	$3.33
	Hypothetical	0.85%	$1,000.00	$1,020.81	$4.32

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—96.6% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.7%
Empresa Brasileira de Aeronautica S.A. (ADR)	418,300	$6,780,643
L-3 Communications Holdings, Inc.	113,600	8,381,408

		15,162,051

Auto Components—1.1%
WABCO Holdings, Inc.	402,500	6,355,475

Automobiles—1.1%
Harley-Davidson, Inc. (a)	370,500	6,287,385

Beverages—3.3%
Constellation Brands, Inc. (b)	819,200	12,918,784
Dr. Pepper Snapple Group, Inc. (b)	356,100	5,786,625

		18,705,409

Capital Markets—6.8%
Invesco, Ltd.	814,000	11,754,160
Jefferies Group, Inc. (a)	744,800	10,471,888
Legg Mason, Inc.	446,900	9,791,579
Morgan Stanley	394,800	6,332,592

		38,350,219

Commercial Banks—3.4%
First Horizon National Corp. (a) (b)	649,555	6,865,797
KeyCorp.	619,700	5,279,844
Zions Bancorp (a)	288,000	7,058,880

		19,204,521

Construction & Engineering—1.2%
Chicago Bridge & Iron Co., NV	669,100	6,724,455

Diversified Financial Services—0.9%
Moody’s Corp.	262,900	5,281,661

Electric Utilities—6.8%
DPL, Inc. (a)	515,100	11,764,884
Entergy Corp.	89,300	7,423,509
FirstEnergy Corp.	189,900	9,225,342
NV Energy, Inc. (a)	451,100	4,461,379
PPL Corp.	182,800	5,610,132

		38,485,246

Electronic Equipment, Instruments & Components—2.9%
Anixter International, Inc. (a) (b)	293,500	8,840,220
Avnet, Inc. (b)	407,500	7,420,575

		16,260,795

Energy Equipment & Services—2.3%
National Oilwell Varco, Inc. (b)	203,700	4,978,428
Noble Corp.	163,400	3,609,506
Oceaneering International, Inc. (b)	151,400	4,411,796

		12,999,730

Security Description	Shares	Value*

Food Products—2.6%
ConAgra Foods, Inc.	398,600	$6,576,900
Smithfield Foods, Inc. (a) (b)	234,700	3,302,229
The J. M. Smucker Co.	117,600	5,099,136

		14,978,265

Health Care Equipment & Supplies—0.8%
Covidien, Ltd.	119,900	4,345,176

Health Care Providers & Services—5.6%
Aetna, Inc.	310,600	8,852,100
AmerisourceBergen Corp.	155,800	5,555,828
Cigna Corp.	281,300	4,739,905
Coventry Health Care, Inc. (b)	382,850	5,696,808
Mednax, Inc. (b)	214,100	6,786,970

		31,631,611

Health Care Technology—1.1%
IMS Health, Inc.	430,400	6,524,864

Hotels, Restaurants & Leisure—0.2%
Darden Restaurants, Inc. (a)	31,700	893,306

Household Durables—2.8%
NVR, Inc. (a) (b)	22,500	10,265,625
Whirlpool Corp. (a)	136,000	5,623,600

		15,889,225

Household Products—0.4%
Energizer Holdings, Inc. (a) (b)	41,200	2,230,568

Independent Power Producers & Energy Traders—2.6%
Dynegy, Inc. (a) (b)	1,752,800	3,505,600
NRG Energy, Inc. (a) (b)	476,100	11,107,413

		14,613,013

Industrial Conglomerates—0.5%
McDermott International, Inc. (a) (b)	273,600	2,703,168

Insurance—7.8%
Assurant, Inc.	446,660	13,399,800
PartnerRe, Ltd.	121,000	8,623,670
StanCorp Financial Group, Inc.	301,400	12,589,478
W.R. Berkley Corp.	313,250	9,710,750

		44,323,698

IT Services—4.6%
Affiliated Computer Services, Inc. (Class A) (b)	263,300	12,098,635
Fidelity National Information Services, Inc.	230,700	3,753,489
Lender Processing Services, Inc.	352,199	10,372,261

		26,224,385

Machinery—3.8%
Eaton Corp.	144,000	7,158,240
Kennametal, Inc.	70,900	1,573,271

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
SPX Corp.	94,400	$3,827,920
Terex Corp. (a)	523,400	9,065,288

		21,624,719

Marine—0.7%
Eagle Bulk Shipping, Inc. (a)	595,100	4,058,582

Media—2.3%
Cablevision Systems Corp. (Class A) (a)	212,600	3,580,184
The McGraw-Hill Cos., Inc. (a)	400,200	9,280,638

		12,860,822

Metals & Mining—4.1%
Cliffs Natural Resources, Inc.	229,900	5,887,739
Freeport-McMoRan Copper & Gold, Inc. (a) (b)	224,900	5,496,556
Sterlite Industries India, Ltd. (ADR) (a)	467,500	2,580,600
Teck Cominco, Ltd. (Class B) (CAD) (a)	924,400	4,548,048
United States Steel Corp.	133,700	4,973,640

		23,486,583

Multi-Utilities—1.2%
CMS Energy Corp. (a)	673,500	6,809,085

Multiline Retail—3.1%
J.C. Penney Co., Inc. (a)	429,500	8,461,150
Macy’s, Inc. (a)	858,700	8,887,545

		17,348,695

Oil, Gas & Consumable Fuels—9.1%
Apache Corp.	77,000	5,738,810
Denbury Resources, Inc. (a) (b)	522,800	5,708,976
Noble Energy, Inc. (a)	203,000	9,991,660
Ship Finance International, Ltd. (a)	290,613	3,211,274
Southwestern Energy Co. (b)	292,600	8,476,622
Talisman Energy, Inc.	972,315	9,713,427
Whiting Petroleum Corp. (b)	252,410	8,445,638

		51,286,407

Personal Products—1.7%
NBTY, Inc. (b)	613,315	9,598,380

Pharmaceuticals—2.1%
Shire, Plc. (ADR) (a)	265,900	11,907,002

Real Estate Investment Trusts—5.8%
Alexandria Real Estate Equities, Inc. (a)	45,200	2,727,368
Annaly Capital Management, Inc.	668,920	10,615,760
Boston Properties, Inc. (a)	150,400	8,272,000
Developers Diversified Realty Corp.	330,400	1,612,352
Vornado Realty Trust (a)	164,100	9,903,435

		33,130,915

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—1.2%
International Rectifier Corp. (b)	485,000	$6,547,500

Total Common Stock (Identified Cost $865,575,327)		546,832,916

Short Term Investments—15.2%
Security Description	Shares/Face Amount	Value*

Mutual Funds—12.1%
State Street Navigator Securities Lending Prime Portfolio (c)	68,549,887	68,549,887

Repurchase Agreement—3.1%
State Street Repurchase Agreement dated 12/31/08 at 0.010% to be repurchased at $17,683,010 on 01/02/09, collateralized by $18,040,000 U.S. Treasury Bill due 02/19/09 with a value of $18,040,000.	$17,683,000	17,683,000

Total Short Term Investments (Identified Cost $86,232,887)		86,232,887

Total Investments 111.8% (Identified Cost $951,808,214) (d)		633,065,803
Liabilities in excess of other assets		(66,776,665)

Total Net Assets—100%		$566,289,138

(a)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $70,280,106 and the collateral received consisted of cash in the amount of $68,549,887. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $976,355,850 and the composition of unrealized appreciation and depreciation of investment securities was $15,576,275 and $(358,866,322), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CAD)—	Canadian Dollar

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$615,382,803	$0
Level 2 - Other Significant Observable Inputs	17,683,000	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$633,065,803	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-7

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$633,065,803
Cash		72
Foreign cash at value (c)		66,947
Receivable for:
Securities sold		1,066,419
Fund shares sold		1,598,513
Accrued interest and dividends		966,284
Foreign taxes		161

Total Assets		636,764,199
Liabilities
Payable for:
Securities purchased	$1,381,814
Fund shares redeemed	183,818
Collateral for securities loaned	68,549,887
Accrued expenses:
Management fees	285,782
Service and distribution fees	40,441
Other expenses	33,319

Total Liabilities		70,475,061

Net Assets		$566,289,138

Net assets consists of:
Capital paid in		$919,613,700
Undistributed net investment income		9,251,327
Accumulated net realized losses		(43,834,621)
Unrealized depreciation on investments and foreign currency		(318,741,268)

Net Assets		$566,289,138

Computation of offering price:
Class A
Net asset value and redemption price per share ($342,212,031 divided by 31,100,210 shares outstanding)		$11.00

Class B
Net asset value and redemption price per share ($188,359,744 divided by 17,306,637 shares outstanding)		$10.88

Class E
Net asset value and redemption price per share ($35,717,363 divided by 3,259,041 shares outstanding)		$10.96

(a) Identified cost of investments		$951,808,214

(b) Includes cash collateral for securities loaned of		$68,549,887

(c) Identified cost of foreign cash		$65,804

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$15,116,710 (a)
Interest		1,936,899 (b)

		17,053,609
Expenses
Management fees	$6,025,622
Service and distribution fees—Class B	696,800
Service and distribution fees—Class E	90,022
Directors’ fees and expenses	31,907
Custodian	82,722
Audit and tax services	36,941
Legal	15,531
Printing	213,184
Insurance	13,363
Miscellaneous	21,466

Total expenses	7,227,558
Expense reductions	(127,877)	7,099,681

Net Investment Income		9,953,928

Realized and Unrealized Loss
Realized gain (loss) on:
Investments—net	(27,385,173)
Futures contracts—net	1,120,051
Foreign currency transactions—net	6,644	(26,258,478)

Change in unrealized depreciation on:
Investments—net	(469,143,900)
Foreign currency transactions—net	(4,751)	(469,148,651)

Net loss		(495,407,129)

Net Decrease in Net Assets From Operations		$(485,453,201)

(a)	Net of foreign taxes of $126,207.
(b)	Includes income on securities loaned of $1,797,040.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$9,953,928	$13,328,680
Net realized loss	(26,258,478)	(10,508,610)
Change in unrealized appreciation (depreciation)	(469,148,651)	23,266,453

Increase (decrease) in net assets from operations	(485,453,201)	26,086,523

From Distributions to Shareholders
Net investment income
Class A	(6,188,605)	(3,653,118)
Class B	(1,536,377)	(1,085,328)
Class E	(408,404)	(369,343)

	(8,133,386)	(5,107,789)

Net realized gain
Class A	(8,888,332)	(19,661,495)
Class B	(3,460,891)	(10,264,105)
Class E	(753,434)	(2,686,871)

	(13,102,657)	(32,612,471)

Total distributions	(21,236,043)	(37,720,260)

Increase (decrease) in net assets from capital share transactions	(241,928,336)	381,397,860

Net increase (decrease) in net assets	(748,617,580)	369,764,123

Net Assets
Beginning of the period	1,314,906,718	945,142,595

End of the period	$566,289,138	$1,314,906,718

Undistributed Net Investment Income
End of the period	$9,251,327	$9,312,085

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	8,723,331	$132,280,753	20,952,460	$455,646,071
Reinvestments	737,980	15,076,937	1,038,513	23,314,613
Redemptions	(19,355,401)	(370,806,840)	(6,570,813)	(142,938,314)

Net increase (decrease)	(9,894,090)	$(223,449,150)	15,420,160	$336,022,370

Class B
Sales	3,157,641	$45,080,537	4,778,926	$103,820,476
Reinvestments	246,779	4,997,268	510,087	11,349,433
Redemptions	(3,275,242)	(57,435,921)	(2,939,477)	(63,331,566)

Net increase (decrease)	129,178	$(7,358,116)	2,349,536	$51,838,343

Class E
Sales	307,511	$4,556,252	612,491	$13,516,410
Reinvestments	57,037	1,161,838	136,560	3,056,214
Redemptions	(981,957)	(16,839,160)	(1,066,379)	(23,035,477)

Net decrease	(617,409)	$(11,121,070)	(317,328)	$(6,462,853)

Increase (decrease) derived from capital share transactions		$(241,928,336)		$381,397,860

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$21.26	$21.27	$20.97	$20.67	$17.35

Income From Investment Operations
Net investment income	0.20 (a)	0.27 (a)	0.18 (a)	0.12	0.07
Net realized and unrealized gain (loss) of investments	(10.10)	0.50	2.18	2.08	3.82

Total from investment operations	(9.90)	0.77	2.36	2.20	3.89

Less Distributions
Distributions from net investment income	(0.15)	(0.12)	(0.11)	(0.06)	(0.05)
Distributions from net realized capital gains	(0.21)	(0.66)	(1.95)	(1.84)	(0.52)

Total distributions	(0.36)	(0.78)	(2.06)	(1.90)	(0.57)

Net Asset Value, End of Period	$11.00	$21.26	$21.27	$20.97	$20.67

Total Return (%)	(47.3)	3.4	11.5	12.3	22.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.69	0.69	0.73	0.76	0.76
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.68	0.67	0.70	0.75	0.73
Ratio of net investment income to average net assets (%)	1.13	1.24	0.86	0.67	0.43
Portfolio turnover rate (%)	62	60	47	90	55
Net assets, end of period (000)	$342,212	$871,569	$544,070	$428,897	$327,782

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$21.03	$21.05	$20.78	$20.51	$17.23

Income From Investment Operations
Net investment income	0.16 (a)	0.21 (a)	0.12 (a)	0.07	0.03
Net realized and unrealized gain (loss) of investments	(10.00)	0.50	2.16	2.06	3.79

Total from investment operations	(9.84)	0.71	2.28	2.13	3.82

Less Distributions
Distributions from net investment income	(0.10)	(0.07)	(0.06)	(0.02)	(0.02)
Distributions from net realized capital gains	(0.21)	(0.66)	(1.95)	(1.84)	(0.52)

Total distributions	(0.31)	(0.73)	(2.01)	(1.86)	(0.54)

Net Asset Value, End of Period	$10.88	$21.03	$21.05	$20.78	$20.51

Total Return (%)	(47.5)	3.2	11.2	11.9	22.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	0.94	0.98	1.01	1.01
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.93	0.92	0.95	0.99	0.98
Ratio of net investment income to average net assets (%)	0.94	0.97	0.61	0.46	0.17
Portfolio turnover rate (%)	62	60	47	90	55
Net assets, end of period (000)	$188,360	$361,252	$312,192	$209,448	$93,366

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$21.18	$21.19	$20.90	$20.61	$17.31

Income From Investment Operations
Net investment income	0.18 (a)	0.23 (a)	0.15 (a)	0.10	0.05
Net realized and unrealized gain (loss) of investments	(10.07)	0.51	2.17	2.06	3.81

Total from investment operations	(9.89)	0.74	2.32	2.16	3.86

Less Distributions
Distributions from net investment income	(0.12)	(0.09)	(0.08)	(0.03)	(0.04)
Distributions from net realized capital gains	(0.21)	(0.66)	(1.95)	(1.84)	(0.52)

Total distributions	(0.33)	(0.75)	(2.03)	(1.87)	(0.56)

Net Asset Value, End of Period	$10.96	$21.18	$21.19	$20.90	$20.61

Total Return (%)	(47.4)	3.3	11.3	12.1	22.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.84	0.84	0.88	0.91	0.91
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.83	0.82	0.85	0.90	0.88
Ratio of net investment income to average net assets (%)	1.02	1.06	0.72	0.52	0.28
Portfolio turnover rate (%)	62	60	47	90	55
Net assets, end of period (000)	$35,717	$82,085	$88,880	$92,695	$72,652

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Neuberger Berman Mid Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-12

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-13

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had no capital loss carryforwards.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$8,133,386	$10,970,152	$13,102,657	$26,750,108	$—	$—	$21,236,043	$37,720,260

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$9,251,330	$268,929	$(343,288,904)	$—	$(333,768,645)

MSF-14

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(19,555,916)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$572,863,947	$0	$820,636,533

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$6,025,622	0.650%	Of the first $1.0 billion
	0.600%	On amounts in excess of $1.0 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Neuberger Berman Management, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to

MSF-15

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Neuberger Berman Mid Cap Value Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Neuberger Berman Mid Cap Value Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2009

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-19

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-20

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-21

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-22

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-23

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. Oppenheimer Global Equity Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Managed by Oppenheimer Funds, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the Oppenheimer Global Equity Portfolio returned -40.4%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index1, which returned -40.7%. The average return of its peer group, the Lipper Variable Insurance Products2 Global Growth Funds Universe, was -43.6% over the same period.

PORTFOLIO REVIEW

In an especially volatile year for the financial markets, the Portfolio outperformed its benchmark, the MSCI World Index, for the twelve months ended 12/31/08. While we are disappointed with the Portfolio’s absolute returns thus far, we believe that the global credit crisis and the ensuing economic slowdown overwhelmed the appropriateness of our strategy.

The fall out in the sub-prime lending markets cascaded into the broader financial markets, negatively impacting many financial firms around the world. Widespread aversion to risk permeated the markets triggering significant declines, as growing uncertainty in the credit markets depressed investors’ confidence across almost any asset dependent on an expected cash flow. Due to this panic, most companies, regardless of their financial stability, saw declines in their stock prices. The financial sector was particularly hit hard, as many firms were forced to sell off debt at deep discounts or swallow hefty write downs. These revaluations, to some virtually unknowable market value, led to outstanding losses for formerly venerable financial institutions.

Our strategy during the reporting period resulted in materials and financials being the most underweighted sectors. We underweighted materials because we viewed commodity prices to be unjustifiably inflated. We believed that that double-digit growth rates in industrial production and infrastructure development of commodities was either unsustainable in large emerging markets or would not continue to offset slowdowns in the developed world. Furthermore, commodity companies, even those in bottom quartile of production costs, were making returns that were a multiple of their costs of capital; this too we believed to be unsustainable.

As for financials, the rationale behind our underweight was the belief that the extreme leverage in financial institutions during a period of high stock prices was a recipe for disaster, the risk of which was not well priced into the market.

In information technology we found opportunity and therefore have an overweight in the sector. We believe the information technology companies we chose to invest in have sustainable business models where demand for their products or services become integral to their customers, where the cost of switching is high and the value added to the customer is many times the cost of the product or service. The companies invested in during the period have excellent balance sheets in what is now a capital short world. However, the economic downturn has hurt information technology stocks, weakening the Portfolio’s performance. We continue to maintain our belief in our current positions and have had very little turnover.

While we will not mention all of the year’s detractors, it is important to mention Ericsson, our largest holding. Ericsson is the world’s leading vendor of mobile telecommunications networks. It enjoys leading market shares in both second and third generation networks and is in an excellent position to be a leader in the fourth generation as well. With the internet going mobile worldwide, the capacity required in these networks is growing manifold and will continue to do so regardless of the rate of economic growth since it has become integral to today’s lifestyle. As the market leader with a market share of about 40%, we believe Ericsson is well positioned to take advantage of this rapid growth. Its margins are also industry leading, with the majority of the competition making low single digit margins at best in their networks business.

Other holdings which hindered performance during the reporting period included American International Group (AIG), Technip SA, Sony Corp, Royal Bank of Scotland Group plc and Credit Suisse Group AG. On the flip side, of our larger holdings, notable successes included Wal-Mart Stores, Inc., Gilead Sciences, Inc., Shionogi & Co. Ltd., McDonald’s Corp and Intuit, Inc. We exited our positions in AIG and Gilead Sciences by reporting period end.

The Portfolio continues to be diversified across a number of geographies. Currently, about one-third of the Portfolio is invested in the U.S., a country that we believe remains the largest and most innovative economy in the world, with stocks priced reasonably. Our second largest geographic weight was Japan, a country whose economy is expansive. Many Japanese companies are reputable and have long track records of significant innovations. Likewise, the Portfolio is invested in the U.K. for the same reasons—it is one of the world’s most open economies and offers extremely high quality companies. Other large markets that the Portfolio had exposure to at period end were Sweden, Germany, and France.

*The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Morgan Stanley Capital International (MSCI) World® Index is a capitalization weighted index that measures performance of stocks from developed countries around the world.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE

MSCI WORLD INDEX

Average Annual Returns as of December 31, 2008

	Oppenheimer Global Equity Portfolio			MSCI World Index
	Class A	Class B	Class E
1 Year	-40.4%	-40.6%	-40.5%	-40.7%
5 Year	0.0	—	-0.1	-0.5
10 Year	1.3	—	—	-0.6
Since Inception	—	-0.9	-0.5	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 4/26/04 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Telefonaktiebolaget LM Ericsson (Class B)	3.9%
Roche Holding AG	2.9%
Siemens AG	2.6%
KDDI Corp.	2.0%
Juniper Networks, Inc.	1.9%
Wal-Mart Stores, Inc.	1.8%
SAP AG	1.8%
LVMH Moet Hennessy Louis Vuitton S.A.	1.8%
Hennes & Mauritz AB (Series B)	1.8%
Microsoft Corp.	1.7%

Top Countries

% of Equity Market Value
United States	30.8%
Japan	14.5%
United Kingdom	8.5%
Sweden	8.2%
Germany	7.5%
Switzerland	5.5%
France	5.4%
Netherlands	3.3%
Mexico	3.0%
Taiwan	2.1%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Oppenheimer Global Equity—Class A	Actual	0.61%	$1,000.00	$688.94	$2.59
	Hypothetical	0.61%	$1,000.00	$1,022.03	$3.10

Oppenheimer Global Equity—Class B	Actual	0.86%	$1,000.00	$687.59	$3.65
	Hypothetical	0.86%	$1,000.00	$1,020.76	$4.37

Oppenheimer Global Equity—Class E	Actual	0.76%	$1,000.00	$688.07	$3.22
	Hypothetical	0.76%	$1,000.00	$1,021.27	$3.86

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—96.3% of Total Net Assets

Security Description	Shares	Value*

Australia—0.1%
Aristocrat Leisure, Ltd. (a)	$112,400	$310,570

Brazil—1.4%
Companhia de Bebidas das Americas (ADR) (a)	89,250	3,954,668
Empresa Brasileira de Aeronautica S.A. (ADR)	216,810	3,514,490

		7,469,158

Canada—1.1%
Husky Energy, Inc. (b)	229,200	5,731,393

Cayman Islands—0.3%
XL Capital, Ltd. (Class A)	366,510	1,356,087

Finland—0.9%
Fortum Oyj	225,980	4,853,912

France—5.3%
LVMH Moet Hennessy Louis Vuitton S.A. (a)	138,041	9,274,441
NicOx S.A. (a) (b)	54,205	591,948
Sanofi-Aventis S.A. (a)	85,242	5,414,051
Société Générale	63,191	3,200,468
Technip S.A.	142,070	4,352,465
Total S.A.	90,058	4,909,752

		27,743,125

Germany—6.6%
Allianz SE	68,658	7,364,125
Bayerische Motoren Werke AG (a)	156,170	4,800,485
SAP AG	259,344	9,294,663
Siemens AG	180,607	13,527,547

		34,986,820

India—2.1%
Dish TV India, Ltd. (b)	631,114	262,399
Hindustan Lever, Ltd.	248,700	1,282,658
ICICI Bank, Ltd. (ADR)	2,430	46,778
Infosys Technologies, Ltd.	302,726	7,014,544
Wire & Wireless India, Ltd. (b)	588,030	150,174
Zee Telefilms, Ltd.	703,060	2,038,464

		10,795,017

Italy—1.1%
Bulgari S.p.A. (a)	458,300	2,861,388
Tod’s S.p.A.	75,600	3,184,031

		6,045,419

Japan—14.2%
Fanuc, Ltd.	30,400	2,162,019
Hoya Corp.	248,000	4,308,216
KDDI Corp.	1,452	10,341,708
Keyence Corp. (a)	24,500	5,016,525
Kyocera Corp.	38,800	2,799,030
Mitsubishi Electric Corp.	410,000	2,565,657
Murata Manufacturing Co., Ltd. (a)	150,600	5,903,496
Nidec Corp.	40,200	1,563,286

Security Description	Shares	Value*

Japan—(Continued)
Nintendo Co., Ltd.	12,000	$4,610,339
Secom Co., Ltd.	95,900	4,939,678
Sega Sammy Holdings, Inc. (a)	146,700	1,702,270
Seven & I Holdings Co., Ltd.	121,291	4,155,397
Shionogi & Co., Ltd.	196,000	5,034,253
Sony Corp. (a)	346,528	7,533,178
Sony Financial Holdings, Inc.	595	2,284,922
Sumitomo Mitsui Financial Group, Inc. (a)	1,312	5,683,270
Toyota Motor Corp.	132,800	4,346,920

		74,950,164

Mexico—1.7%
Grupo Modelo S.A. de C.V. (a)	920,510	2,924,680
Grupo Televisa S.A. (ADR)	420,670	6,284,810

		9,209,490

Netherlands—3.2%
European Aeronautic Defense & Space Co. NV (a)	366,897	6,194,313
Koninklijke Philips Electronics NV	341,348	6,638,870
TNT NV	220,400	4,233,048

		17,066,231

Norway—0.6%
Tandberg ASA (a)	272,070	2,994,960

Panama—1.3%
Carnival Corp. (b)	281,070	6,835,622

South Korea—0.5%
SK Telecom Co., Ltd. (ADR)	147,940	2,689,549

Spain—1.5%
Inditex S.A. (a)	178,390	7,885,073

Sweden—8.1%
Assa Abloy AB (Series B) (a)	626,600	7,109,698
Hennes & Mauritz AB (Series B) (a)	236,710	9,249,691
Investor AB	379,225	5,706,763
Telefonaktiebolaget LM Ericsson (Class B) (a)	2,685,396	20,595,665

		42,661,817

Switzerland—5.4%
Basilea Pharmaceutica (a) (b)	7,311	1,031,583
Credit Suisse Group	265,732	7,283,513
Roche Holding AG	99,389	15,299,316
Transocean, Ltd.	98,558	4,656,865

		28,271,277

Taiwan—2.1%
MediaTek, Inc.	660,379	4,461,003
Taiwan Semiconductor Manufacturing Co., Ltd.	3,151,024	4,312,902
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	255,619	2,019,390

		10,793,295

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Turkey—0.3%
Turkcell Iletisim Hizmet AS (ADR) (a) (b)	125,485	$1,829,571

United Kingdom—8.3%
3i Group, Plc.	270,540	1,065,807
BP, Plc. (ADR) (a)	107,650	5,031,561
Burberry Group, Plc. (a)	377,223	1,209,833
Cadbury, Plc.	516,558	4,521,989
Diageo, Plc.	237,032	3,297,240
HSBC Holdings, Plc.	646,457	6,205,532
Prudential, Plc.	691,902	4,212,444
Reckitt Benckiser Group, Plc.	150,458	5,605,226
Royal Bank of Scotland Group, Plc.	1,857,136	1,342,541
RT Group, Plc. (c) (d) (e)	282,264	0
Tesco, Plc.	1,151,559	5,999,520
Vodafone Group, Plc.	2,634,391	5,303,329

		43,795,022

United States—30.2%
3M Co.	120,470	6,931,844
Acadia Pharmaceuticals, Inc. (a) (b)	82,900	74,610
Adobe Systems, Inc. (b)	314,470	6,695,066
Aetna, Inc.	179,400	5,112,900
Aflac, Inc.	138,700	6,358,008
Altera Corp.	329,030	5,498,091
Automatic Data Processing, Inc. (a)	225,510	8,871,564
Boeing Co.	60,760	2,592,629
Citigroup, Inc.	157,500	1,056,825
CME Group, Inc.	2,600	541,086
Colgate-Palmolive Co.	97,500	6,682,650
Corning, Inc.	471,010	4,488,725
Cree, Inc. (a) (b)	142,040	2,254,175
eBay, Inc. (b)	535,630	7,477,395
Emerson Electric Co.	116,100	4,250,421
InterMune, Inc. (a) (b)	76,200	806,196
International Game Technology (a)	117,270	1,394,340
Intuit, Inc. (a) (b)	372,620	8,864,630
Juniper Networks, Inc. (a) (b)	568,300	9,950,933
Linear Technology Corp. (a)	130,410	2,884,669
Lockheed Martin Corp.	43,680	3,672,614
Maxim Integrated Products, Inc.	321,590	3,672,558
McDonald’s Corp.	134,500	8,364,555
Microsoft Corp.	468,360	9,104,919
Northrop Grumman Corp.	59,230	2,667,719
Raytheon Co. (a)	106,350	5,428,104
Regeneron Pharmaceuticals, Inc. (a) (b)	48,890	897,620
Seattle Genetics, Inc. (a) (b)	142,526	1,274,183
Shuffle Master, Inc. (a) (b)	147,300	730,608
SIRIUS XM Radio, Inc. (a)	3,213,660	385,639
SLM Corp. (b)	494,200	4,398,380
The Walt Disney Co.	322,660	7,321,155
Theravance, Inc. (a) (b)	125,780	1,558,414
Tiffany & Co. (a)	217,700	5,144,251
Wal-Mart Stores, Inc.	167,610	9,396,217
WellPoint, Inc. (b)	47,400	1,996,962

		158,800,655

Total Common Stock (Identified Cost $759,405,814)		507,074,227

Units—1.2%
Security Description	Shares	Value*

Mexico—1.2%
Fomento Economico Mexicano S.A. de C.V. (a)	2,083,260	$6,227,892

Total Units (Identified Cost $6,061,994)		6,227,892

Preferred Stock—0.8%

Germany—0.7%
Bayerische Motoren Werke AG	56,190	1,103,827
Porsche AG (a)	33,609	2,618,307

		3,722,134

United States—0.1%
Schering-Plough Corp.	2,250	392,625

Total Preferred Stock (Identified Cost $6,796,178)		4,114,759

Fixed Income—Convertible—0.1%
Security Description	Face Amount	Value*

United States—0.1%
Theravance, Inc. 3.000%, 01/15/15	$699,000	428,138

Total Fixed Income—Convertible (Identified Cost $699,000)		428,138

Rights—0.0%
Security Description	Shares	Value*

India—0.0%
Dish TV India, Ltd. (b) (c) (e)	722,507	0

Total Rights (Identified Cost $0)		0

Short Term Investments—13.8%
Security Description	Shares/Face Amount	Value*

United States—13.8%
State Street Navigator Securities Lending Prime Portfolio (f)	64,971,099	64,971,099
State Street Repurchase Agreement dated 12/31/08 at 0.010% to be repurchased at $7,467,004 on 01/02/09, collateralized by $7,620,000 U.S. Treasury Bill due 02/19/09 with a value of $7,620,000.	$7,467,000	7,467,000

Total Short Term Investments (Identified Cost $72,438,099)		72,438,099

Total Investments—112.2% (Identified Cost $845,401,085) (g)		590,283,115
Liabilities in excess of other assets		(64,044,864)

Total Net Assets—100%		$526,238,251

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2008

(a)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $60,389,593 and the collateral received consisted of cash in the amount of $64,971,099. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Security was valued in good faith under procedures established by the Board of Directors.
(d)	Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.
(e)	Zero Valued Security.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $848,287,904 and the composition of unrealized appreciation and depreciation of investment securities was $11,944,713 and $(269,949,502), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of December 31, 2008 (Unaudited)	Percentage of Total Net Assets
Semiconductors & Semiconductor Equipment	7.8%
Software	7.3%
Communications Equipment	6.7%
Food & Staples Retailing	4.6%
Aerospace & Defense	4.6%
Specialty Retail	4.6%
Commercial Banks	4.5%
Industrial Conglomerates	4.1%
Oil, Gas & Consumable Fuels	3.9%
Wireless Telecommunication Services	3.8%

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$262,383,771	$0
Level 2 - Other Significant Observable Inputs	327,899,344	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$590,283,115	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$590,283,115
Cash		360
Foreign cash at value (c)		1,351,717
Receivable for:
Securities sold		49,581
Fund shares sold		113,447
Accrued interest and dividends		682,968
Foreign taxes		27,013

Total Assets		592,508,201
Liabilities
Payable for:
Securities purchased	$780,112
Fund shares redeemed	176,144
Withholding taxes	14,670
Collateral for securities loaned	64,971,099
Accrued expenses:
Management fees	231,622
Service and distribution fees	34,898
Other expenses	61,405

Total Liabilities		66,269,950

Net Assets		$526,238,251

Net assets consists of:
Capital paid in		$795,243,460
Undistributed net investment income		13,914,971
Accumulated net realized losses		(27,805,580)
Unrealized depreciation on investments and foreign currency		(255,114,600)

Net Assets		$526,238,251

Computation of offering price:
Class A
Net asset value and redemption price per share ($349,028,929 divided by 35,271,722 shares outstanding)		$9.90

Class B
Net asset value and redemption price per share ($166,044,793 divided by 16,838,541 shares outstanding)		$9.86

Class E
Net asset value and redemption price per share ($11,164,529 divided by 1,132,148 shares outstanding)		$9.86

(a) Identified cost of investments		$845,401,085

(b) Includes cash collateral for securities loaned of		$64,971,099

(c) Identified cost of foreign cash		$1,348,729

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$18,742,261 (a)
Interest		2,352,072 (b)

		21,094,333
Expenses
Management fees	$3,970,890
Service and distribution fees—Class B	585,331
Service and distribution fees—Class E	26,580
Directors’ fees and expenses	31,907
Custodian	394,848
Audit and tax services	42,955
Legal	12,448
Printing	161,014
Insurance	11,142
Miscellaneous	23,747

Total expenses		5,260,862

Net Investment Income		15,833,471

Realized and Unrealized Loss
Realized gain (loss) on:
Investments—net	(26,630,168)
Futures contracts—net	68,755
Foreign currency transactions—net	1,272,047	(25,289,366)

Change in unrealized depreciation on:
Investments—net	(368,615,604)
Foreign currency transactions—net	(2,129)	(368,617,733)

Net loss		(393,907,099)

Net Decrease in Net Assets From Operations		$(378,073,628)

(a)	Net of foreign taxes of $1,535,985.
(b)	Includes income on securities loaned of $2,283,596.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$15,833,471	$10,939,775
Net realized gain (loss)	(25,289,366)	31,534,845
Unrealized appreciation (depreciation)	(368,617,733)	16,693,027

Increase (decrease) in net assets from operations	(378,073,628)	59,167,647

From Distributions to Shareholders
Net investment income
Class A	(11,146,915)	(7,335,264)
Class B	(4,193,822)	(2,440,729)
Class E	(369,402)	(241,497)

	(15,710,139)	(10,017,490)

Net realized gain
Class A	(19,263,601)	(9,569,355)
Class B	(8,450,946)	(4,046,887)
Class E	(697,035)	(358,756)

	(28,411,582)	(13,974,998)

Total distributions	(44,121,721)	(23,992,488)

Decrease in net assets from capital share transactions	(15,386,735)	(4,231,804)

Net increase (decrease) in net assets	(437,582,084)	30,943,355

Net Assets
Beginning of the period	963,820,335	932,876,980

End of the period	$526,238,251	$963,820,335

Undistributed Net Investment Income
End of the period	$13,914,971	$12,317,160

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	1,794,157	$25,364,068	4,194,704	$73,742,074
Reinvestments	1,953,148	30,410,516	967,637	16,904,619
Redemptions	(5,836,665)	(79,066,291)	(6,228,657)	(109,336,843)

Net decrease	(2,089,360)	$(23,291,707)	(1,066,316)	$(18,690,150)

Class B
Sales	4,256,389	$61,415,885	3,442,632	$60,341,810
Reinvestments	813,692	12,644,768	371,996	6,487,616
Redemptions	(4,580,034)	(62,273,005)	(2,968,518)	(52,002,112)

Net increase	490,047	$11,787,648	846,110	$14,827,314

Class E
Sales	127,934	$1,760,228	267,137	$4,723,139
Reinvestments	68,669	1,066,437	34,438	600,253
Redemptions	(485,811)	(6,709,341)	(326,485)	(5,692,360)

Net decrease	(289,208)	$(3,882,676)	(24,910)	$(368,968)

Decrease derived from capital share transactions		$(15,386,735)		$(4,231,804)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$17.50	$16.86	$15.11	$13.09	$11.43

Income From Investment Operations
Net investment income	0.30 (a)	0.21 (a)	0.21 (a)	0.12	0.11
Net realized and unrealized gain (loss) of investments	(7.06)	0.89	2.26	1.98	1.74

Total from investment operations	(6.76)	1.10	2.47	2.10	1.85

Less Distributions
Distributions from net investment income	(0.31)	(0.20)	(0.41)	(0.08)	(0.19)
Distributions from net realized capital gains	(0.53)	(0.26)	(0.31)	0.00	0.00

Total distributions	(0.84)	(0.46)	(0.72)	(0.08)	(0.19)

Net Asset Value, End of Period	$9.90	$17.50	$16.86	$15.11	$13.09

Total Return (%)	(40.4)	6.5	16.6	16.2	16.4
Ratio of operating expenses to average net assets (%)	0.61	0.61	0.66	0.93	0.81
Ratio of net investment income to average net assets (%)	2.16	1.19	1.37	0.87	0.95
Portfolio turnover rate (%)	20	17	73	115	79
Net assets, end of period (000)	$349,029	$653,910	$648,024	$226,037	$195,181

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004(b)
Net Asset Value, Beginning of Period	$17.44	$16.81	$15.06	$13.04	$11.59

Income From Investment Operations
Net investment income	0.26 (a)	0.16 (a)	0.17 (a)	0.05	0.02
Net realized and unrealized gain (loss) of investments	(7.04)	0.89	2.25	2.02	1.43

Total from investment operations	(6.78)	1.05	2.42	2.07	1.45

Less Distributions
Distributions from net investment income	(0.27)	(0.16)	(0.36)	(0.05)	0.00
Distributions from net realized capital gains	(0.53)	(0.26)	(0.31)	0.00	0.00

Total distributions	(0.80)	(0.42)	(0.67)	(0.05)	0.00

Net Asset Value, End of Period	$9.86	$17.44	$16.81	$15.06	$13.04

Total Return (%)	(40.6)	6.3	16.4	16.0	12.5	(c)
Ratio of operating expenses to average net assets (%)	0.86	0.86	0.91	1.18	1.06	(d)
Ratio of net investment income to average net assets (%)	1.91	0.94	1.09	0.53	0.54	(d)
Portfolio turnover rate (%)	20	17	73	115	79
Net assets, end of period (000)	$166,045	$285,118	$260,542	$27,790	$3,646

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$17.44	$16.81	$15.06	$13.04	$11.40

Income From Investment Operations
Net investment income	0.28 (a)	0.18 (a)	0.18 (a)	0.11	0.11
Net realized and unrealized gain (loss) of investments	(7.05)	0.88	2.27	1.97	1.71

Total from investment operations	(6.77)	1.06	2.45	2.08	1.82

Less Distributions
Distributions from net investment income	(0.28)	(0.17)	(0.39)	(0.06)	(0.18)
Distributions from net realized capital gains	(0.53)	(0.26)	(0.31)	0.00	0.00

Total distributions	(0.81)	(0.43)	(0.70)	(0.06)	(0.18)

Net Asset Value, End of Period	$9.86	$17.44	$16.81	$15.06	$13.04

Total Return (%)	(40.5)	6.3	16.5	16.1	16.1
Ratio of operating expenses to average net assets (%)	0.76	0.76	0.81	1.08	0.96
Ratio of net investment income to average net assets (%)	2.01	1.04	1.13	0.71	0.81
Portfolio turnover rate (%)	20	17	73	115	79
Net assets, end of period (000)	$11,165	$24,793	$24,311	$20,674	$15,303

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Commencement of operations was April 26, 2004 for Class B.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Oppenheimer Global Equity Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-12

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”).

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-13

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

MSF-14

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008 the Portfolio had $17,775,110 in capital loss carryforwards expiring on December 31, 2016.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$16,346,159	$13,497,645	$27,775,562	$10,494,843	$—	$—	$44,121,721	$23,992,488

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$14,139,919	$—	$(258,001,419)	$(17,775,110)	$(261,636,610)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(7,368,597)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

MSF-15

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$153,354,301	$0	$194,441,421

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$3,970,890	0.900%	Of the first $ 50 million
	0.550%	Of the next $50 million
	0.500%	Of the next $400 million
	0.475%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. OppenheimerFunds, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the

MSF-16

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Oppenheimer Global Equity Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oppenheimer Global Equity Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2009

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-21

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-22

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. Russell 2000® Index Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the Russell 2000 Index Portfolio returned -33.5%, compared to its benchmark, the Russell 2000 Index1, which returned -33.8%. The Portfolio’s performance cannot exactly duplicate the Russell 2000 Index’s return because of differences that primarily result from sampling, pricing, and transaction costs.

PORTFOLIO REVIEW

During the first half of 2008, the Russell 2000 Index returned -9.4%, primarily due to continued weakness in the economy, deteriorating financial market conditions and further credit tightening. The subprime mortgage crisis continued to weaken the housing market, and the ensuing liquidity crisis resulted in one of the worst financial crises in recent history. A few of the consequences included the collapse of Bear Stearns, the bankruptcy of Lehman Brothers, the sale of Merrill Lynch to Bank of America, and the government’s provision of credit assistance to Fannie Mae and Freddie Mac. Other major financial institutions that required rescues included AIG, Washington Mutual, and Wachovia.

During the second half of 2008, the Russell 2000 Index returned -26.9%, primarily due to concerns that the financial crisis continued to exacerbate. In an effort to support the functioning of the financial markets, a $700 billion financial-rescue plan, also known as the Troubled Asset Relief Program (TARP), was initiated which included bailout loans and the purchasing of large quantities of agency debt and mortgage-backed securities by the Treasury Department. In addition, during the year, the Federal Open Market Committee (FOMC) lowered the Fed Funds Rate seven times from 4.25% to a target range of zero to 0.25%.

During the year, the price of oil rose from approximately $96 to a high of $145 per barrel in July, before plummeting to $45 per barrel by the end of the year, down approximately 54% from prior year-end. Oil prices fell from its highs due to decreased global oil demand and reduced investment speculation on oil futures by large financial institutions and hedge funds. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

All twelve sectors comprising the Russell 2000 Index experienced negative returns for the year. The best relative performing sectors were Consumer Staples (2.2% beginning weight), down 17.5%; Utilities (4.3% beginning weight), down 20.8%; and Financial Services (20.5% beginning weight), down 25.2%. Other Energy (6.0% beginning weight), down 53.0%, was the worst-performing sector. The next worst-performing sectors were Integrated Oils (0.2% beginning weight), down 44.9%; Producer Durables (7.5% beginning weight), down 42.6%; and Technology (14.2% beginning weight), down 42.4%. Consumer Discretionary (17.1% beginning weight), down 41.0%, provided the largest negative impact to the benchmark’s one-year return.

The stocks with the largest positive impact on the benchmark return for the year were Alpha Natural Resources, up 221.1%; Walter Industries, up 203.2%; and Petrohawk Energy, up 167.5%. The stocks with the largest negative impact were Coeur d’Alene Mines, down 82.2%, EXCO Resources, down 41.5%; and Hologic, down 36.5%.

On June 27, 2008 Frank Russell underwent their annual reconstitution. In total, 271 companies were added to the Russell 2000 Index and 169 companies were deleted. The difference of 102 names is due to IPO additions on a quarterly basis and attrition throughout the period between annual reconstitutions. The annual Russell 2000 reconstitution generated approximately 27% turnover.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

MSF-2

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 2000 INDEX

Average Annual Returns as of December 31, 2008

	Russell 2000 Index Portfolio			Russell 2000 Index
	Class A	Class B	Class E
1 Year	-33.5%	-33.6%	-33.5%	-33.8%
5 Year	-1.0	-1.3	-1.2	-0.9
10 Year	2.8	—	—	3.0
Since Inception	—	1.7	1.1	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2008

Top Holdings

% of Total Net Assets
iShares Russell 2000 Index Fund	3.1%
Ralcorp Holdings, Inc.	0.4%
Myriad Genetics, Inc.	0.4%
Alexion Pharmaceuticals, Inc.	0.4%
Waste Connections, Inc.	0.3%
Realty Income Corp.	0.3%
Piedmont Natural Gas Co.	0.3%
ITC Holdings Corp.	0.3%
Comstock Resources, Inc.	0.3%
Westar Energy, Inc.	0.3%

Top Sectors

% of Equity Market Value
Financial Services	24.5%
Health Care	15.2%
Consumer Discretionary	15.0%
Technology	12.5%
Materials & Processing	8.4%
Producer Durables	7.3%
Utilities	5.5%
Auto & Transportation	3.9%
Other Energy	3.7%
Consumer Staples	3.3%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Russell 2000 Index—Class A(a)	Actual	0.31%	$1,000.00	$732.89	$1.35
	Hypothetical	0.31%	$1,000.00	$1,023.56	$1.58

Russell 2000 Index—Class B(a)	Actual	0.56%	$1,000.00	$731.99	$2.44
	Hypothetical	0.56%	$1,000.00	$1,022.29	$2.85

Russell 2000 Index—Class E(a)	Actual	0.46%	$1,000.00	$732.62	$2.00
	Hypothetical	0.46%	$1,000.00	$1,022.80	$2.34

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—93.9% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.0%
AAR Corp. (a) (b)	25,386	$467,356
AeroVironment, Inc. (a)	7,017	258,296
American Science & Engineering, Inc.	6,035	446,349
Applied Signal Technology, Inc.	8,961	160,760
Argon, Inc. (b)	8,892	167,703
Axsys Technologies, Inc. (b)	5,846	320,711
Ceradyne, Inc. (b)	16,510	335,318
Cubic Corp.	10,446	284,131
Curtiss-Wright Corp.	29,303	978,427
Ducommun, Inc.	7,298	121,877
DynCorp International, Inc. (b)	15,363	233,057
Esterline Technologies Corp. (b)	19,839	751,700
GenCorp, Inc. (a) (b)	39,139	144,032
HEICO Corp. (Class B) (a)	15,783	612,854
Herley Industries, Inc. (a) (b)	9,374	115,113
Hexcel Corp. (b)	64,740	478,429
Ladish, Inc. (b)	11,078	153,430
Moog, Inc. (b)	28,692	1,049,266
Orbital Sciences Corp. (b)	37,758	737,414
Stanley, Inc. (a) (b)	5,973	216,342
Taser International, Inc. (a) (b)	44,282	233,809
Teledyne Technologies, Inc. (b)	23,838	1,061,983
TransDigm Group, Inc. (a) (b)	22,498	755,258
Triumph Group, Inc.	11,060	469,608

		10,553,223

Air Freight & Logistics—0.3%
Atlas Air Worldwide Holdings, Inc. (b)	8,084	152,788
Dynamex, Inc. (a) (b)	6,006	88,588
Forward Air Corp. (a)	18,684	453,461
HUB Group, Inc. (Class A) (b)	26,106	692,592
Pacer International, Inc.	22,347	233,079

		1,620,508

Airlines—1.0%
Airtran Holdings, Inc. (a) (b)	78,447	348,305
Alaska Air Group, Inc. (a) (b)	24,261	709,634
Allegiant Travel Co. (a) (b)	9,131	443,493
Hawaiian Holdings, Inc. (b)	26,730	170,537
JetBlue Airways Corp. (a) (b)	116,901	829,997
Republic Airways Holdings, Inc. (b)	23,593	251,737
Skywest, Inc.	40,484	753,002
UAL Corp. (a) (b)	85,334	940,381
US Airways Group, Inc. (a) (b)	75,546	583,971

		5,031,057

Auto Components—0.4%
American Axle & Manufacturing Holdings, Inc. (a)	27,908	80,654
ArvinMeritor, Inc. (a)	47,717	135,994
Cooper Tire & Rubber Co. (a)	36,658	225,813
Dorman Products, Inc. (a)	7,851	103,633
Drew Industries, Inc. (a) (b)	16,866	202,392
Exide Technologies (a) (b)	49,077	259,617
Fuel System Solutions, Inc. (a)	7,974	261,228
Lear Corp. (a) (b)	47,108	66,422

Security Description	Shares	Value*

Auto Components—(Continued)
Modine Manufacturing Co.	20,814	$101,364
Raser Technologies, Inc. (a) (b)	30,438	115,360
Spartan Motors, Inc. (a)	19,530	92,377
Superior Industries International, Inc. (a)	13,180	138,654
Tenneco, Inc. (b)	28,545	84,208

		1,867,716

Automobiles—0.0%
Winnebago Industries (a) (b)	20,312	122,481

Beverages—0.1%
Coca-Cola Bottling Co. Consolidated	2,746	126,206
National Beverage Corp.	7,440	66,960
The Boston Beer Co., Inc. (a) (b)	4,936	140,183

		333,349

Biotechnology—4.3%
Acorda Therapeutics, Inc. (b)	24,638	505,325
Affymax, Inc. (a) (b)	7,931	79,231
Alexion Pharmaceuticals, Inc. (b) (d)	49,961	1,808,089
Alkermes, Inc. (b)	62,831	669,150
Allos Therapeutics, Inc. (b)	37,060	226,807
Alnylam Pharmaceuticals, Inc. (a) (b)	23,565	582,762
Arena Pharmaceuticals, Inc. (a) (b)	46,806	195,181
Arqule, Inc. (b)	28,549	120,477
Array Biopharma, Inc. (a) (b)	31,105	125,975
Celera Corp. (b)	55,005	612,206
Cepheid (b)	37,111	385,212
Cougar Biotechnology, Inc. (a) (b)	9,818	255,268
Cubist Pharmaceuticals, Inc. (a) (b)	37,259	900,177
CV Therapeutics, Inc. (b)	40,547	373,438
Dendreon Corp. (a) (b)	66,216	303,269
Dyax Corp. (a) (b)	42,026	152,975
Emergent Biosolutions, Inc.	9,176	239,585
Enzon Pharmaceuticals, Inc. (a) (b)	27,534	160,523
Facet Biotech Corp. (b)	16,272	156,049
Genomic Health, Inc. (b)	9,495	184,963
Geron Corp. (a) (b)	52,781	246,487
GTx, Inc. (a) (b)	12,605	212,268
Halozyme Therapeutics, Inc. (a) (b)	39,723	222,449
Human Genome Sciences, Inc. (b)	100,386	212,818
Idenix Pharmaceuticals, Inc. (b)	19,197	111,151
Idera Pharmaceuticals, Inc. (a) (b)	14,570	111,898
Immunogen, Inc. (b)	34,988	150,099
Immunomedics, Inc. (b)	47,664	81,029
Incyte Corp. (a) (b)	45,130	171,043
Indevus Pharmaceuticals, Inc. (a) (b)	53,471	167,899
InterMune, Inc. (a) (b)	20,699	218,995
Isis Pharmaceuticals, Inc. (a) (b)	61,606	873,573
Lexicon Pharmaceuticals, Inc. (a) (b)	58,121	81,369
Ligand Pharmaceuticals, Inc. (a) (b)	66,630	182,566
MannKind Corp. (b)	35,698	122,444
Martek Biosciences Corp. (a) (b)	22,497	681,884
Maxygen, Inc.	17,352	154,780
Medarex, Inc. (b)	88,090	491,542

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Biotechnology—(Continued)
Metabolix, Inc. (a) (b)	12,459	$158,479
Momenta Pharmaceuticals, Inc. (a) (b)	17,269	200,320
Myriad Genetics, Inc. (b)	29,200	1,934,792
Nabi Biopharmaceuticals (a) (b)	32,116	107,589
Neurocrine Biosciences, Inc. (b)	21,044	67,341
Novavax, Inc.	41,369	78,187
NPS Pharmaceuticals, Inc. (b)	35,144	218,244
Onyx Pharmaceuticals, Inc. (a) (b)	35,624	1,216,916
OSI Pharmaceuticals, Inc. (a) (b)	36,747	1,434,970
Osiris Therapeutics, Inc. (a) (b)	11,221	214,994
PDL BioPharma, Inc. (b)	81,362	502,817
Pharmasset, Inc. (a) (b)	11,069	145,115
Progenics Pharmaceuticals, Inc. (a) (b)	21,526	221,933
Regeneron Pharmaceuticals, Inc. (b)	40,300	739,908
Repligen Corp.	22,423	84,759
Rigel Pharmaceuticals, Inc. (a) (b)	24,433	195,464
Sangamo Biosciences, Inc. (a) (b)	25,684	89,380
Savient Pharmaceuticals, Inc. (a) (b)	35,468	205,360
Seattle Genetics, Inc. (a) (b)	37,822	338,129
Theravance, Inc. (a) (b)	34,733	430,342
United Therapeutics Corp. (b)	15,212	951,511
XOMA, Ltd. (a) (b)	82,412	51,095
Zymogenetics, Inc. (a) (b)	26,358	79,074

		22,197,675

Building Products—0.6%
AAON, Inc.	7,694	160,651
American Woodmark Corp. (a)	8,732	159,184
Ameron International Corp.	6,018	378,652
Apogee Enterprises, Inc.	17,370	179,953
Gibraltar Industries, Inc. (a)	18,286	218,335
Griffon Corp. (b)	30,404	283,669
Insteel Industries, Inc. (a)	12,134	136,993
NCI Building Systems, Inc. (a) (b)	12,366	201,566
Quanex Building Products Corp. (b)	22,520	211,012
Simpson Manufacturing Co., Inc. (a)	25,268	701,440
Trex Co., Inc. (b)	12,252	201,668
Universal Forest Products, Inc. (a)	10,348	278,465

		3,111,588

Capital Markets—1.6%
Apollo Investment Corp. (a)	95,871	892,559
Ares Capital Corp.	63,806	403,892
BGC Partners Inc.	23,944	66,085
Blackrock Kelso Capital Corp.	9,116	89,884
Calamos Asset Management, Inc.	15,750	116,550
Capital Southwest Corp. (a)	1,881	203,449
Cohen & Steers, Inc. (a)	10,675	117,318
Diamond Hill Investment Group, Inc. (a) (b)	1,546	100,490
Evercore Partners, Inc.	6,900	86,181
FBR Capital Markets Corp. (b)	18,281	88,846
FCStone Group, Inc. (b)	15,110	66,937
GAMCO Investors, Inc. (a)	5,201	142,091
GFI Group, Inc.	50,761	179,694
Gladstone Capital Corp. (a)	14,623	118,300
Gladstone Investment Corp.	15,667	76,925

Security Description	Shares	Value*

Capital Markets—(Continued)
Greenhill & Co., Inc. (a)	11,446	$798,587
Harris & Harris Group, Inc. (b)	18,276	72,190
Hercules Technology Growth Capital, Inc. (a)	18,966	150,211
KBW, Inc. (a) (b)	17,828	410,044
Knight Capital Group, Inc. (b)	60,410	975,622
LaBranche & Co., Inc. (b)	36,996	177,211
Ladenburg Thalmann Financial Services, Inc. (a) (b)	62,538	45,027
MVC Capital, Inc.	15,052	165,121
NGP Capital Resources Co. (a)	14,986	125,433
optionsXpress Holdings, Inc.	26,495	353,973
Penson Worldwide, Inc. (b)	9,106	69,388
Piper Jaffray Cos. (b)	12,145	482,885
Prospect Capital Corp. (a)	18,121	216,908
RiskMetrics Group, Inc. (a) (b)	14,649	218,124
Sanders Morris Harris Group, Inc.	13,865	83,051
Stifel Financial Corp. (b)	17,519	803,246
SWS Group, Inc.	16,924	320,710
TradeStation Group, Inc. (b)	22,284	143,732
Westwood Holdings Group, Inc.	3,904	110,913

		8,471,577

Chemicals—1.7%
A. Schulman, Inc.	16,618	282,506
American Vanguard Corp. (a)	13,990	163,683
Arch Chemicals, Inc.	16,387	427,209
Balchem Corp.	12,153	302,731
Calgon Carbon Corp. (a) (b)	35,836	550,441
Ferro Corp. (a)	27,506	193,917
GenTek, Inc. (a) (b)	5,631	84,747
H.B. Fuller Co.	32,191	518,597
Innophos Holdings, Inc.	7,232	143,266
Innospec, Inc.	17,009	100,183
Koppers Holdings, Inc.	13,722	296,670
Landec Corp. (a) (b)	16,296	107,228
LSB Industries, Inc. (a) (b)	11,999	99,832
Minerals Technologies, Inc.	12,371	505,974
NewMarket Corp.	8,857	309,198
Olin Corp.	50,412	911,449
OM Group, Inc. (a) (b)	19,970	421,567
Penford Corp. (a)	8,220	83,186
PolyOne Corp. (b)	69,497	218,916
Quaker Chemical Corp.	7,230	118,933
Rockwood Holdings, Inc. (b)	27,106	292,745
Sensient Technologies Corp.	32,682	780,446
ShengdaTech, Inc. (a) (b)	21,210	74,659
Solutia, Inc. (b)	63,760	286,920
Spartech Corp.	20,427	127,873
Stepan Co.	4,458	209,481
W.R. Grace & Co. (a) (c)	46,759	279,151
Westlake Chemical Corp. (a)	13,301	216,673
Zep, Inc.	14,264	275,438
Zoltek Cos., Inc. (a) (b)	18,207	163,681

		8,547,300

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial & Professional Services—2.7%
ABM Industries, Inc.	27,860	$530,733
ACCO Brands Corp. (b)	32,678	112,739
American Ecology Corp.	10,910	220,709
American Reprographics Co. (b)	23,904	164,938
ATC Technology Corp. (b)	13,111	191,814
Bowne & Co., Inc.	18,709	110,009
Cenveo, Inc. (a) (b)	31,208	138,876
Clean Harbors, Inc. (b)	13,383	849,018
Comfort Systems USA, Inc.	24,012	255,968
Consolidated Graphics, Inc. (b)	7,728	174,962
Cornell Companies, Inc. (b)	7,626	141,767
Courier Corp. (a)	10,526	188,415
Deluxe Corp.	32,151	480,979
EnergySolutions, Inc.	21,760	122,944
Ennis, Inc.	15,615	189,098
Fuel Tech, Inc. (a) (b)	10,672	113,016
G&K Services, Inc.	12,200	246,684
GeoEye, Inc. (a) (b)	10,978	211,107
Healthcare Services Group, Inc. (a)	28,064	447,060
Herman Miller, Inc.	39,315	512,274
HNI Corp. (a)	30,271	479,493
Innerworkings, Inc. (a) (b)	21,565	141,251
Interface, Inc.	33,244	154,252
Kimball International, Inc. (Class B) (a)	28,479	245,204
Knoll, Inc.	30,139	271,854
M&F Worldwide Corp. (a) (b)	8,341	128,868
McGrath Rentcorp	15,045	321,361
Mine Safety Appliances Co. (a)	20,956	501,058
Mobile Mini, Inc. (a) (b)	23,164	334,025
Multi-Color Corp. (a)	6,895	109,079
Rollins, Inc.	29,043	525,097
Schawk, Inc. (a)	10,309	118,141
Standard Parking Corp. (b)	5,891	113,932
Sykes Enterprises, Inc. (b)	20,294	388,021
Team, Inc. (b)	12,181	337,414
Tetra Technologies, Inc. (b)	39,824	961,750
The GEO Group, Inc. (b)	34,657	624,866
The Standard Register Co.	10,679	95,363
United Stationers, Inc. (b)	14,796	495,518
Viad Corp.	14,216	351,704
Waste Connections, Inc. (b)	52,589	1,660,235
Waste Services, Inc.	17,330	114,031

		13,875,627

Commercial Banks—7.9%
1st Source Corp.	10,619	250,927
Ameris Bancorp	9,428	111,722
Ames National Corp.	4,449	118,076
Arrow Financial Corp.	6,737	169,368
Bancfirst Corp.	5,056	267,564
Banco Latinoamericano de Exportaciones S.A.	17,785	255,393
Banctrust Financial Group, Inc.	12,058	177,976
Bank of the Ozarks, Inc. (a)	7,390	219,040
Banner Corp.	10,368	97,563
Boston Private Financial Holdings, Inc.	36,709	251,090
Bryn Mawr Bank Corp.	4,797	96,420

Security Description	Shares	Value*

Commercial Banks—(Continued)
Camden National Corp. (a)	5,621	$151,655
Capital City Bank Group, Inc. (a)	7,854	213,943
Capitol Bancorp, Ltd.	10,229	79,786
Cardinal Financial Corp.	18,171	103,393
Cascade Bancorp. (a)	13,690	92,407
Cathay General Bancorp (a)	32,868	780,615
Centerstate Banks of Florida, Inc.	6,416	109,008
Central Pacific Financial Corp. (a)	19,720	197,989
Chemical Financial Corp. (a)	17,023	474,601
Citizens & Northern Corp.	6,716	132,641
Citizens Republic Bancorp, Inc. (b)	84,861	252,886
City Holdings Co.	9,914	344,809
CoBiz Financial, Inc.	12,936	125,997
Columbia Banking System, Inc.	15,187	181,181
Community Bank System, Inc.	21,718	529,702
Community Trust Bancorp, Inc.	9,791	359,819
CVB Financial Corp. (a)	46,000	547,400
East West Bancorp, Inc. (a)	41,034	655,313
Enterprise Financial Services Corp. (a)	8,030	122,377
Farmers Capital Bank Corp.	4,290	104,762
Financial Institutions, Inc.	8,161	117,110
First Bancorp (a)	10,486	192,418
First Bancorp (Puerto Rico) (a)	47,002	523,602
First Bancorp, Inc.	5,982	118,982
First Busey Corp. (a)	16,930	308,803
First Commonwealth Financial Corp. (a)	56,035	693,713
First Community Bancshares, Inc. (a)	6,026	210,127
First Financial Bancorp	25,847	320,244
First Financial Bankshares, Inc. (a)	13,782	760,904
First Financial Corp.	6,809	279,101
First Merchants Corp.	11,118	246,931
First Midwest Bancorp, Inc.	32,527	649,564
First South BanCorp, Inc. (a)	5,773	72,509
FirstMerit Corp.	51,974	1,070,145
FNB Corp. (a)	56,644	747,701
Frontier Financial Corp. (a)	32,200	140,392
Glacier Bancorp, Inc.	40,573	771,698
Green Bancshares, Inc. (a)	9,009	121,979
Guaranty Bancorp (a) (b)	31,105	62,210
Hancock Holding Co. (a)	16,761	761,955
Harleysville National Corp. (a)	28,374	409,721
Heartland Financial USA, Inc. (a)	7,703	158,605
Heritage Commerce Corp.	7,298	82,030
Home Bancshares, Inc. (a)	8,887	239,505
IBERIABANK Corp.	10,516	504,768
Independent Bank Corp.	10,279	268,899
International Bancshares Corp.	34,799	759,662
Investors Bancorp, Inc. (b)	29,242	392,720
Lakeland Bancorp, Inc. (a)	12,623	142,135
Lakeland Financial Corp. (a)	7,109	169,336
MainSource Financial Group, Inc.	12,856	199,268
MB Financial, Inc. (a)	23,006	643,018
Nara Bancorp, Inc.	15,312	150,517
National Penn Bancshares, Inc. (a)	52,323	759,207
NBT Bancorp, Inc.	21,508	601,364
Northfield Bancorp, Inc. (b)	14,322	161,122
Old National Bancorp (a)	45,541	827,025

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Banks—(Continued)
Old Second Bancorp, Inc. (a)	7,369	$85,480
Oriental Financial Group, Inc.	14,047	84,984
Pacific Capital Bancorp (a)	30,213	509,995
Pacific Continental Corp.	7,392	110,658
PacWest Bancorp	15,528	417,703
Park National Corp. (a)	6,924	496,797
Peapack Gladstone Financial Corp.	6,042	160,959
Pennsylvania Commerce Bancorp, Inc. (b)	3,609	96,216
People’s Bancorp, Inc.	5,816	111,260
Pinnacle Financial Partners, Inc. (b)	15,243	454,394
Premierwest Bancorp	13,514	90,409
PrivateBancorp, Inc. (a)	14,256	462,750
Prosperity Bancshares, Inc.	26,788	792,657
Provident Bankshares Corp. (a)	19,334	186,766
Republic Bancorp, Inc. (Class A)	6,675	181,560
S&T Bancorp, Inc.	15,513	550,711
S.Y. Bancorp, Inc. (a)	8,983	247,032
Sandy Spring Bancorp, Inc. (a)	11,016	240,479
SCBT Financial Corp.	7,106	245,157
Seacoast Banking Corp. of Florida	10,547	69,610
Shore Bancshares, Inc.	6,207	148,906
Sierra Bancorp	5,140	107,940
Signature Bank (b)	23,932	686,609
Simmons First National Corp.	8,478	249,847
Smithtown Bancorp, Inc. (a)	7,342	117,692
Southside Bancshares, Inc.	8,775	206,212
Southwest Bancorp, Inc.	10,385	134,590
State Bancorp, Inc.	10,603	103,273
StellarOne Corp. (a)	15,621	263,995
Sterling Bancorp	13,033	182,853
Sterling Bancshares, Inc.	48,745	296,370
Sterling Financial Corp. (a)	34,833	306,530
Suffolk Bancorp(a)	6,431	231,066
Sun Bancorp, Inc. (b)	10,341	77,454
Susquehanna Bancshares, Inc.	56,086	892,328
SVB Financial Group (b)	20,305	532,600
Texas Capital Bancshares, Inc. (b)	19,670	262,791
The Colonial BancGroup, Inc. (a) (b)	132,990	275,289
The South Financial Group, Inc. (a)	44,741	193,281
Tompkins Financial Corp.	3,731	216,211
TowneBank	14,459	358,439
TriCo Bancshares (a)	9,316	232,621
Trustmark Corp. (a)	32,547	702,690
UCBH Holdings, Inc. (a)	73,281	504,173
UMB Financial Corp. (a)	20,407	1,002,800
Umpqua Holdings Corp. (a)	38,555	557,891
Union Bankshares Corp. (a)	9,069	224,911
United Bankshares, Inc. (a)	25,558	849,037
United Community Banks, Inc. (a)	25,325	343,918
United Security Bancshares	6,046	70,013
Univest Corp. of Pennsylvania (a)	7,788	250,306
Washington Trust Bancorp, Inc. (a)	9,162	180,949
WesBanco, Inc.	17,979	489,209
West Bancorp, Inc.	13,056	159,936
Westamerica Bancorp (a)	19,042	973,998
Western Alliance BanCorp (b)	14,726	148,585
Wilshire Bancorp, Inc. (a)	14,336	130,171

Security Description	Shares	Value*

Commercial Banks—(Continued)
Wintrust Financial Corp.	16,617	$341,812
Yadkin Valley Financial Corp.	7,907	112,675

		40,929,961

Communications Equipment—2.4%
3Com Corp. (b)	273,003	622,447
Acme Packet, Inc. (a) (b)	15,723	82,703
Adtran, Inc.	37,119	552,331
Airvana, Inc.	17,814	109,022
Anaren, Inc. (b)	13,662	163,261
Arris Group, Inc. (b)	83,114	660,756
Aruba Networks, Inc. (a) (b)	35,336	90,107
Avocent Corp. (b)	30,183	540,578
Bel Fuse, Inc. (Class B) (a)	7,133	151,220
BigBand Networks, Inc. (b)	23,069	127,341
Black Box Corp.	12,292	321,067
Blue Coat Systems, Inc. (b)	20,555	172,662
Cogo Group, Inc. (b)	17,560	85,342
Comtech Telecommunications Corp. (b)	15,422	706,636
DG FastChannel, Inc. (b)	14,043	175,257
Digi International, Inc. (b)	18,330	148,656
EMS Technologies, Inc. (b)	12,768	330,308
Emulex Corp. (b)	56,197	392,255
Extreme Networks, Inc. (a) (b)	74,142	173,492
Finisar Corp. (a) (b)	205,504	78,092
Globecomm Systems, Inc. (b)	14,070	77,244
Harmonic, Inc. (b)	58,826	330,014
Harris Stratex Networks, Inc. (a) (b)	13,458	69,443
Hughes Communications, Inc. (a) (b)	4,058	64,685
Infinera Corp. (a) (b)	60,445	541,587
InterDigital, Inc. (b) (d)	31,506	866,415
Ixia (b)	26,295	151,985
Loral Space & Communications, Inc. (b)	6,397	92,948
MRV Communications, Inc. (a) (b)	90,098	69,375
Netgear, Inc. (b)	21,529	245,646
Neutral Tandem, Inc. (b)	11,068	179,523
Oplink Communications, Inc. (b)	14,091	121,183
PC-Tel, Inc. (b)	14,472	95,081
Plantronics, Inc.	31,840	420,288
Polycom, Inc. (b)	58,781	794,131
Riverbed Technology, Inc. (a) (b)	38,051	433,401
SeaChange International, Inc. (b)	21,156	152,535
ShoreTel, Inc. (a) (b)	29,847	134,013
Sonus Networks, Inc. (a) (b)	144,761	228,722
Starent Networks Corp. (a) (b)	19,794	236,142
Sycamore Networks, Inc. (b)	127,467	342,886
Symmetricom, Inc. (a) (b)	28,539	112,729
Tekelec, Inc. (b)	44,100	588,294
UTStarcom, Inc. (a) (b)	77,850	144,022
ViaSat, Inc. (b)	16,884	406,567

		12,582,392

Computers & Peripherals—0.7%
3PAR, Inc. (b)	18,633	142,915
Adaptec, Inc. (b)	81,124	267,709
Avid Technology, Inc. (a) (b)	22,062	240,696

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Computers & Peripherals—(Continued)
Compellent Technologies, Inc. (a) (b)	9,865	$95,987
Data Domain, Inc. (a) (b)	21,547	405,084
Electronics for Imaging, Inc. (b)	33,985	324,897
Imation Corp. (a)	21,384	290,181
Immersion Corp. (a) (b)	16,446	96,867
Intermec, Inc. (a) (b)	39,805	528,610
Intevac, Inc. (b)	14,334	72,673
Netezza Corp. (b)	26,060	173,038
Novatel Wireless, Inc. (a) (b)	18,653	86,550
Palm, Inc. (a) (b)	77,857	239,021
Rackable Systems, Inc. (a) (b)	18,071	71,200
Rimage Corp. (b)	6,814	91,376
STEC, Inc. (a) (b)	20,594	87,730
Stratasys, Inc. (a) (b)	11,733	126,130
Super Micro Computer, Inc. (b)	15,529	98,299
Synaptics, Inc. (a) (b)	22,643	374,968

		3,813,931

Construction & Engineering—1.0%
Dycom Industries, Inc. (b)	26,092	214,476
EMCOR Group, Inc. (b)	45,795	1,027,182
Furmanite Corp. (b)	25,504	137,467
Granite Construction, Inc. (a)	22,508	988,777
Great Lakes Dredge & Dock Corp.	28,321	117,532
Insituform Technologies, Inc. (a) (b)	18,179	357,945
Layne Christensen Co. (b)	12,615	302,886
MasTec, Inc. (b)	29,193	338,055
Michael Baker Corp.	5,009	184,882
Northwest Pipe Co. (b)	5,677	241,897
Orion Marine Group, Inc. (a) (b)	14,296	138,099
Perini Corp. (a) (b)	33,893	792,418
Pike Electric Corp. (b)	10,661	131,130
Sterling Construction Co., Inc. (a) (b)	8,227	152,529

		5,125,275

Construction Materials—0.2%
Headwaters, Inc. (a) (b)	27,972	188,811
Texas Industries, Inc. (a)	16,438	567,111
U.S. Concrete, Inc. (b)	39,530	132,821

		888,743

Consumer Finance—0.3%
Advanta Corp. (Class B)	22,458	46,937
Cash America International, Inc.	18,731	512,293
Dollar Financial Corp. (b)	16,563	170,599
Ezcorp., Inc. (b)	25,729	391,338
First Cash Financial Services, Inc. (b)	12,600	240,156
Nelnet, Inc. (b)	10,868	155,738
World Acceptance Corp. (a) (b)	12,260	242,258

		1,759,319

Containers & Packaging—0.4%
AEP Industries, Inc. (b)	4,004	70,390
Graphic Packaging Holding Co. (a) (b)	99,937	113,928
Myers Industries, Inc.	18,955	151,640

Security Description	Shares	Value*

Containers & Packaging—(Continued)
Rock-Tenn Co.	25,936	$886,493
Silgan Holdings, Inc.	17,127	818,842

		2,041,293

Distributors—0.0%
Audiovox Corp. (b)	12,365	61,949
Core-Mark Holding Co., Inc. (b)	5,639	121,351

		183,300

Diversified Consumer Services—1.0%
American Public Education, Inc. (a) (b)	7,447	276,954
Capella Education Co. (b)	9,374	550,816
Coinstar, Inc. (a) (b)	18,307	357,170
Corinthian Colleges, Inc. (a) (b)	58,171	952,259
Grand Canyon Education, Inc. (b)	7,515	141,132
Jackson Hewitt Tax Service, Inc. (a)	19,469	305,469
K12, Inc. (b)	4,707	89,763
Matthews International Corp.	21,647	794,012
Pre-Paid Legal Services, Inc. (a) (b)	4,860	181,229
Regis Corp.	27,373	397,730
Sotheby’s (a)	45,005	400,094
Steiner Leisure, Ltd. (b)	10,437	308,100
Stewart Enterprises, Inc. (a)	59,993	180,579
thinkorswim Group, Inc. (a) (b)	39,002	219,191
Universal Technical Institute, Inc. (a) (b)	14,118	242,406

		5,396,904

Diversified Financial Services—0.5%
Compass Diversified Holdings (a)	19,791	222,649
Encore Capital Group, Inc.	9,815	70,668
Financial Federal Corp.	16,143	375,648
Interactive Brokers Group, Inc. (b)	27,598	493,728
Life Partners Holdings, Inc.	4,033	176,000
MarketAxess Holdings, Inc. (b)	22,737	185,534
Medallion Financial Corp.	10,546	80,466
PHH Corp. (b)	34,498	439,159
Pico Holdings, Inc. (a) (b)	10,763	286,081
Portfolio Recovery Associates, Inc. (a) (b)	10,501	355,354

		2,685,287

Diversified Telecommunication Services—0.9%
Alaska Communication Systems Group, Inc. (a)	28,336	265,792
Atlantic Tele-Network, Inc.	5,823	154,601
Cbeyond, Inc. (a) (b)	15,923	254,449
Cincinnati Bell, Inc. (b)	150,258	289,998
Cogent Communications Group, Inc. (a) (b)	30,249	197,526
Consolidated Communications Holdings, Inc. (a)	14,378	170,811
Fairpoint Communications, Inc. (a)	54,444	178,576
General Communication, Inc. (a) (b)	33,319	269,551
Global Crossing, Ltd. (a) (b)	20,150	159,991
Iowa Telecommunications Services, Inc. (a)	21,245	303,379
NTELOS Holdings Corp.	19,410	478,650
PAETEC Holding Corp. (b)	80,095	115,337
Premiere Global Services, Inc. (b)	37,778	325,268
Shenandoah Telecommunications Co.	14,453	405,407

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Diversified Telecommunication Services—(Continued)
tw telecom, Inc. (a) (b)	94,490	$800,330

		4,369,666

Electric Utilities—1.7%
Allete, Inc.	16,982	548,009
Central Vermont Public Service Corp.	7,804	186,203
CLECO Corp. (a)	40,390	922,104
El Paso Electric Co. (b)	28,290	511,766
IDACORP, Inc.	30,372	894,455
ITC Holdings Corp.	33,035	1,442,969
MGE Energy, Inc.	14,934	492,822
Portland General Electric Co.	41,963	817,019
The Empire District Electric Co.	21,975	386,760
UIL Holdings Corp.	17,054	512,132
Unisource Energy Corp. (a)	22,299	654,699
Westar Energy, Inc.	70,119	1,438,141

		8,807,079

Electrical Equipment—2.0%
A.O. Smith Corp.	13,278	391,967
Acuity Brands, Inc. (a)	27,361	955,172
Advanced Battery Technologies, Inc. (a) (b)	30,239	80,436
American Superconductor Corp. (a) (b)	27,164	443,045
AZZ, Inc. (a) (b)	7,338	184,184
Baldor Electric Co.	31,034	553,957
Belden, Inc. (a)	30,704	641,100
Brady Corp.	33,910	812,144
Capstone Turbine Corp. (a) (b)	133,589	112,215
Encore Wire Corp. (a)	14,708	278,864
Ener1, Inc. (a) (b)	24,918	178,164
Energy Conversion Devices, Inc. (a) (b)	29,723	749,317
EnerSys (b)	18,079	198,869
Evergreen Solar, Inc. (a) (b)	100,895	321,855
Franklin Electric Co., Inc. (a)	15,538	436,773
FuelCell Energy, Inc. (a) (b)	50,459	195,781
GrafTech International, Ltd. (b)	78,717	654,925
II-VI, Inc. (b)	16,368	312,465
LaBarge, Inc. (b)	8,720	125,132
LSI Industries, Inc.	16,398	112,654
Microvision, Inc. (b)	39,881	67,000
Plug Power, Inc. (a) (b)	57,674	58,827
Polypore International, Inc. (b)	10,847	82,003
Powell Industries, Inc. (b)	4,404	127,804
Power-One, Inc. (b)	57,357	68,255
Preformed Line Products Co.	2,003	92,218
Regal-Beloit Corp.	21,703	824,497
Ultralife Corp. (a)	8,980	120,422
Valence Technology, Inc. (a) (b)	37,370	68,013
Vicor Corp. (a)	15,700	103,777
Woodward Governor Co.	38,890	895,248

		10,247,083

Electronic Equipment, Instruments & Components—1.7%
Agilysys, Inc.	20,665	88,653
Anixter International, Inc. (a) (b)	21,041	633,755

Security Description	Shares	Value*

Electronic Equipment, Instruments & Components—(Continued)
Benchmark Electronics, Inc. (b)	43,585	$556,581
Brightpoint, Inc. (b)	30,518	132,753
Checkpoint Systems, Inc. (b)	26,372	259,501
China Security & Surveillance Technology, Inc. (a) (b)	18,338	81,237
Cogent, Inc. (a) (b)	27,200	369,104
Cognex Corp.	27,796	411,381
Coherent, Inc. (b)	15,435	331,235
Comverge, Inc. (a) (b)	14,757	72,309
CTS Corp.	24,167	133,160
Daktronics, Inc. (a)	24,015	224,780
DTS, Inc. (a) (b)	12,053	221,173
Echelon Corp. (a) (b)	22,668	184,744
Electro Rent Corp.	15,175	169,353
Electro Scientific Industries, Inc. (b)	17,241	117,066
FARO Technologies, Inc. (a) (b)	11,147	187,938
ICx Technologies, Inc.	9,961	78,792
Insight Enterprises, Inc. (b) (d)	31,718	218,854
IPG Photonics Corp. (a) (b)	12,833	169,139
L-1 Identity Solutions, Inc. (a) (b)	46,548	313,734
Littelfuse, Inc. (b)	13,779	228,731
Measurement Specialties, Inc. (b)	10,016	69,611
Mercury Computer Systems, Inc. (b)	12,071	76,168
Methode Electronics, Inc.	22,249	149,958
MTS Systems Corp.	11,959	318,588
Multi-Fineline Electronix, Inc. (a) (b)	5,936	69,392
Newport Corp. (b)	26,749	181,358
NVE Corp.	3,316	86,647
OSI Systems, Inc. (b)	10,131	140,314
Park Electrochemical Corp.	12,787	242,442
Plexus Corp. (b) (d)	27,090	459,176
RadiSys Corp. (a) (b)	14,648	81,003
Rofin-Sinar Technologies, Inc. (a) (b)	19,918	409,912
Rogers Corp. (b)	11,170	310,191
Sanmina-SCI Corp. (b)	346,519	162,864
Scansource, Inc. (a) (b)	16,538	318,687
SYNNEX Corp. (a) (b)	9,776	110,762
Technitrol, Inc.	27,072	94,211
TTM Technologies, Inc. (b)	26,267	136,851
Universal Display Corp. (a) (b)	19,791	187,025
Zygo Corp. (b)	11,525	79,638

		8,868,771

Energy Equipment & Services—1.1%
Allis-Chalmers Energy, Inc. (a) (b)	32,506	178,783
Basic Energy Services, Inc. (b)	26,849	350,111
Bristow Group, Inc. (a)	16,194	433,837
Bronco Drilling Co., Inc. (a) (b)	25,638	165,621
Cal Dive International, Inc. (b)	32,206	209,661
CARBO Ceramics, Inc. (a)	14,047	499,090
Complete Production Services, Inc. (b)	37,636	306,733
Dawson Geophysical Co. (b)	5,124	91,258
Dril-Quip, Inc. (b)	23,039	472,530
Gulf Island Fabrication, Inc. (a)	8,075	116,361
Gulfmark Offshore, Inc. (b)	15,050	358,040
Hornbeck Offshore Services, Inc. (a) (b)	15,736	257,126
ION Geophysical Corp. (a) (b)	52,448	179,897

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Energy Equipment & Services—(Continued)
Lufkin Industries, Inc.	9,623	$331,994
Matrix Service Co. (b)	18,598	142,647
NATCO Group, Inc. (b)	13,050	198,099
Natural Gas Services Group, Inc. (a) (b)	8,238	83,451
Newpark Resources, Inc. (b)	59,296	219,395
Parker Drilling Co. (b)	73,654	213,597
PHI, Inc. (a) (b)	8,963	125,572
Pioneer Drilling Co. (a) (b)	36,355	202,497
Precision Drilling Trust	19,779	165,948
RPC, Inc. (a)	23,695	231,263
Superior Well Services, Inc. (b)	16,346	163,460
T-3 Energy Services, Inc. (b)	8,164	77,068
Willbros Group, Inc. (a) (b)	25,158	213,088

		5,987,127

Food & Staples Retailing—1.0%
American Dairy, Inc. (a)	4,895	73,621
Arden Group, Inc.	779	98,154
Casey’s General Stores, Inc.	34,126	777,049
Great Atlantic & Pacific Tea Co. (a) (b)	23,378	146,580
Ingles Markets, Inc.	7,334	129,005
Nash Finch Co. (a)	8,007	359,434
Pricesmart, Inc.	8,493	175,465
Ruddick Corp.	28,590	790,513
Spartan Stores, Inc.	14,846	345,170
Susser Holdings Corp	5,337	70,929
The Andersons, Inc. (a)	12,096	199,342
The Pantry, Inc. (b)	14,653	314,307
United Natural Foods, Inc. (a) (b)	27,427	488,749
Village Supermarket, Inc.	2,156	123,733
Weis Markets, Inc.	7,822	263,054
Winn-Dixie Stores, Inc. (b)	37,194	598,823

		4,953,928

Food Products—1.9%
Alico, Inc.	2,563	105,057
B&G Foods, Inc.	15,047	81,254
Cal-Maine Foods, Inc.	8,978	257,669
Calavo Growers, Inc.	7,587	87,250
Chiquita Brands International, Inc. (a) (b)	28,967	428,132
Darling International, Inc. (b)	52,851	290,152
Diamond Foods, Inc. (a)	11,210	225,881
Farmer Bros. Co.	4,569	113,951
Flowers Foods, Inc. (a)	50,614	1,232,957
Fresh Del Monte Produce, Inc. (b)	28,757	644,732
Green Mountain Coffee Roasters, Inc. (a) (b)	11,336	438,703
Griffin Land & Nurseries, Inc.	2,418	89,127
Hain Celestial Group, Inc. (a) (b)	27,811	530,912
Imperial Sugar Co. (a)	6,849	98,215
J&J Snack Foods Corp.	9,782	350,978
Lancaster Colony Corp.	12,997	445,797
Lance, Inc.	16,482	378,097
Ralcorp Holdings, Inc. (b) (d)	36,659	2,140,886
Sanderson Farms, Inc. (a)	13,479	465,834
Smart Balance, Inc. (a) (b)	42,576	289,517
Synutra International, Inc. (b)	7,279	80,215

Security Description	Shares	Value*

Food Products—(Continued)
Tootsie Roll Industries, Inc. (a)	15,965	$408,864
TreeHouse Foods, Inc. (a) (b)	19,425	529,137
Zhongpin, Inc. (a) (b)	13,539	162,468

		9,875,785

Gas Utilities—1.5%
Chesapeake Utilities Corp.	4,668	146,949
New Jersey Resources Corp.	28,147	1,107,584
Nicor, Inc.	29,602	1,028,374
Northwest Natural Gas Co.	17,364	768,010
Piedmont Natural Gas Co. (a)	48,070	1,522,377
South Jersey Industries, Inc. (a)	19,676	784,089
Southwest Gas Corp.	29,070	733,145
The Laclede Group, Inc.	14,354	672,341
WGL Holdings, Inc.	33,147	1,083,575

		7,846,444

Health Care Equipment & Supplies—3.7%
Abaxis, Inc. (a) (b)	14,594	233,942
ABIOMED, Inc. (a) (b)	22,685	372,488
Accuray, Inc. (a) (b)	25,622	132,210
Align Technology, Inc. (a) (b)	41,474	362,897
American Medical Systems Holdings, Inc. (a) (b)	46,536	418,359
Analogic Corp.	9,258	252,558
Angiodynamics, Inc. (b)	16,977	232,415
ArthroCare Corp. (a) (b)	17,369	82,850
Atrion Corp.	1,058	102,732
Cantel Medical Corp.	8,706	127,717
Cardiac Science Corp.	13,791	103,433
Conceptus, Inc. (a) (b)	20,238	308,022
Conmed Corp. (b)	19,090	457,015
CryoLife, Inc. (b)	19,595	190,267
Cyberonics, Inc. (a) (b)	16,539	274,051
Datascope Corp.	9,172	479,145
ev3, Inc. (b)	47,024	286,846
Exactech, Inc. (b)	5,322	89,622
Greatbatch, Inc. (a) (b)	14,650	387,639
Haemonetics Corp. (a) (b)	16,668	941,742
Hansen Medical, Inc. (a) (b)	12,148	87,709
I-Flow Corp. (b)	19,111	91,733
ICU Medical, Inc. (b)	7,464	247,357
Immucor, Inc. (b)	47,050	1,250,589
Insulet Corp. (a) (b)	12,961	100,059
Integra LifeSciences Holdings Corp. (a) (b)	11,261	400,554
Invacare Corp. (a)	21,559	334,596
IRIS International, Inc. (b)	13,110	182,753
Kensey Nash Corp. (b)	5,237	101,650
Masimo Corp. (a) (b)	31,279	933,053
Medical Action Industries, Inc. (b)	10,034	100,340
Mentor Corp. (a)	22,570	698,090
Meridian Bioscience, Inc.	27,470	699,661
Merit Medical Systems, Inc. (b)	18,475	331,257
Micrus Endovascular Corp. (a) (b)	9,469	109,935
Natus Medical, Inc. (b)	18,650	241,517
Neogen Corp. (b)	10,072	251,599
NuVasive, Inc. (a) (b)	24,156	837,005

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Equipment & Supplies—(Continued)
OraSure Technologies, Inc. (b)	34,671	$127,589
Orthofix International NV (b)	11,410	174,915
Orthovita, Inc.	45,538	154,374
Palomar Medical Technologies, Inc. (b)	11,206	129,205
Quidel Corp. (b)	19,051	248,997
RTI Biologics, Inc. (a) (b)	36,658	101,176
Sirona Dental Systems, Inc. (a) (b)	10,033	105,346
Somanetics Corp. (b)	9,278	153,180
SonoSite, Inc. (b)	10,253	195,627
Stereotaxis, Inc. (b)	19,636	86,398
STERIS Corp.	38,449	918,547
SurModics, Inc. (a) (b)	9,719	245,599
Symmetry Medical, Inc. (b)	23,943	190,826
Synovis Life Technologies, Inc. (b)	9,090	170,347
Thoratec Corp. (a) (b)	35,982	1,169,055
TomoTherapy, Inc. (a) (b)	28,676	68,249
Vnus Medical Technologies, Inc. (b)	9,368	151,949
Volcano Corp. (b)	31,778	476,670
West Pharmaceutical Services, Inc. (a)	22,003	831,053
Wright Medical Group, Inc. (a) (b)	24,478	500,086
Zoll Medical Corp. (b)	13,957	263,648

		19,298,243

Health Care Providers & Services—3.3%
Air Methods Corp. (a) (b)	6,724	107,517
Alliance Imaging, Inc. (b)	16,629	132,533
Almost Family, Inc. (a) (b)	4,862	218,693
Amedisys, Inc. (a) (b)	18,064	746,766
AMERIGROUP Corp. (b)	34,288	1,012,182
AMN Healthcare Services, Inc. (b)	21,359	180,697
AmSurg Corp. (b)	21,523	502,347
Assisted Living Concepts, Inc. (a) (b)	37,605	156,061
athenahealth, Inc. (b)	13,877	522,053
BIO-Reference Labs, Inc. (b)	7,862	206,220
BMP Sunstone Corp. (b)	16,733	93,203
CardioNet, Inc. (b)	3,324	81,937
Catalyst Health Solutions, Inc. (b)	21,754	529,710
Centene Corp. (b)	28,806	567,766
Chemed Corp.	15,910	632,741
Corvel Corp. (b)	5,760	126,605
Cross Country Healthcare, Inc. (a) (b)	22,155	194,742
Emergency Medical Services Corp. (a) (b)	5,882	215,340
Emeritus Corp. (a) (b)	13,754	137,953
Genoptix, Inc. (b)	6,000	204,480
Gentiva Health Services, Inc. (b)	16,446	481,210
Hanger Orthopedic Group, Inc. (b)	20,660	299,777
Healthsouth Corp. (a) (b)	58,276	638,705
Healthspring, Inc. (b)	32,796	654,936
Healthways, Inc. (b)	23,126	265,486
HMS Holdings Corp. (b)	16,943	534,043
inVentiv Health, Inc. (b)	21,700	250,418
Kindred Healthcare, Inc. (b)	18,529	241,247
Landauer, Inc.	5,855	429,171
LHC Group, Inc. (b)	9,790	352,440
Magellan Health Services, Inc. (b)	27,500	1,076,900
Medcath Corp. (a) (b)	11,258	117,533

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
Molina Healthcare, Inc. (a) (b)	8,887	$156,500
MWI Veterinary Supply, Inc. (b)	7,031	189,556
National Healthcare Corp. (a)	5,865	297,004
Odyssey HealthCare, Inc. (b)	18,943	175,223
Owens & Minor, Inc.	27,821	1,047,461
PharMerica Corp. (a) (b)	20,347	318,837
PSS World Medical, Inc. (a) (b)	40,661	765,240
Psychiatric Solutions, Inc. (a) (b)	36,388	1,013,406
RehabCare Group, Inc. (b)	10,778	163,394
Res-Care, Inc. (b)	16,070	241,371
Skilled Healthcare Group, Inc. (b)	14,177	119,654
Sun Healthcare Group, Inc. (b)	26,563	235,082
Triple-S Management Corp. (a) (b)	10,309	118,553
The Ensign Group, Inc.	5,940	99,436
U.S. Physical Therapy, Inc. (b)	8,827	117,664
Universal American Corp. (b)	28,541	251,732

		17,221,525

Health Care Technology—0.5%
Allscripts-Misys Heathcare Solutions, Inc. (a) (b)	96,202	954,324
Computer Programs & Systems, Inc.	5,856	156,941
Eclipsys Corp. (b)	37,263	528,762
MedAssets, Inc. (b)	10,952	159,899
Omnicell, Inc. (b)	20,699	252,734
Phase Forward, Inc. (b)	28,519	357,058
Vital Images, Inc. (a) (b)	10,111	140,644

		2,550,362

Hotels, Restaurants & Leisure—2.2%
AFC Enterprises, Inc. (b)	19,632	92,074
Ambassadors Group, Inc. (a)	11,473	105,552
Ameristar Casinos, Inc. (a)	16,928	146,258
Bally Technologies, Inc. (b)	36,834	885,121
BJ’s Restaurants, Inc. (a) (b)	10,206	109,919
Bob Evans Farms, Inc.	19,755	403,595
Buffalo Wild Wings, Inc. (a) (b)	12,741	326,807
California Pizza Kitchen, Inc. (b)	16,897	181,136
CEC Entertainment, Inc. (b)	14,049	340,688
Churchill Downs, Inc.	6,537	264,226
CKE Restaurants, Inc.	35,991	312,402
Cracker Barrel Old Country Store (a)	14,976	308,356
Denny’s Corp. (b)	67,630	134,584
DineEquity, Inc. (a) (b)	10,820	125,079
Domino’s Pizza, Inc. (a) (b)	26,291	123,831
Gaylord Entertainment Co. (a) (b)	26,951	292,149
Jack in the Box, Inc. (a) (b)	38,617	853,050
Krispy Kreme Doughnuts, Inc. (a) (b)	38,377	64,473
Landry’s Restaurants, Inc. (a) (b)	8,548	99,157
Life Time Fitness, Inc. (a) (b)	22,744	294,535
Luby’s, Inc.	15,897	66,608
Marcus Corp.	15,610	253,350
Monarch Casino & Resort, Inc. (b)	8,526	99,328
Morgans Hotel Group Co. (a) (b)	18,708	87,179
P.F. Chang’s China Bistro, Inc. (a) (b)	16,111	337,364
Papa John’s International, Inc. (b)	13,676	252,049
Peet’s Coffee & Tea, Inc. (a) (b)	8,820	205,065

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—(Continued)
Pinnacle Entertainment, Inc. (a) (b)	45,209	$347,205
Red Robin Gourmet Burgers, Inc. (a) (b)	13,382	225,219
Shuffle Master, Inc. (b)	36,745	182,255
Sonic Corp. (a) (b)	37,820	460,269
Speedway Motorsports, Inc.	8,883	143,105
Texas Roadhouse, Inc. (a) (b)	31,607	244,954
The Cheesecake Factory (b)	43,774	442,117
The Steak n Shake Co. (a) (b)	15,973	95,039
Vail Resorts, Inc. (a) (b)	20,735	551,551
Wendy’s/Arby’s Group, Inc. (a)	260,726	1,287,986
WMS Industries, Inc. (b)	29,718	799,414

		11,543,049

Household Durables—0.8%
American Greetings Corp. (Class A)	30,939	234,208
Blyth, Inc.	15,326	120,156
Cavco Industries Inc. (b)	4,504	121,113
CSS Industries, Inc.	4,704	83,449
Ethan Allen Interiors, Inc. (a)	15,394	221,212
Furniture Brands International, Inc. (b)	29,013	64,119
Helen of Troy, Ltd. (b)	20,347	353,224
Hovnanian Enterprises, Inc. (Class A) (a) (b)	31,771	54,646
iRobot Corp. (a) (b)	12,683	114,527
La-Z-Boy, Inc. (a)	32,284	70,056
M/I Homes, Inc. (a) (b)	8,667	91,350
Meritage Homes Corp. (a) (b)	20,380	248,025
National Presto Industries, Inc.	3,085	237,545
Ryland Group, Inc. (a)	27,611	487,886
Sealy Corp. (b)	27,397	68,766
Skyline Corp.	4,895	97,851
Standard Pacific Corp. (b)	71,046	126,462
Tempur-Pedic International, Inc. (a) (b)	47,078	333,783
Tupperware Brands Corp.	41,704	946,681
Universal Electronics, Inc. (b)	9,803	159,005

		4,234,064

Household Products—0.1%
Central Garden & Pet Co. (b)	43,733	258,025
WD-40 Co. (a)	10,145	287,002

		545,027

Independent Power Producers & Energy Traders—0.1%
Ormat Technologies, Inc. (a)	11,722	373,580

Industrial Conglomerates—0.3%
Otter Tail Corp. (a)	23,260	542,656
Raven Industries, Inc. (a)	10,703	257,942
Seaboard Corp. (a)	219	261,486
Standex International Corp.	11,526	228,676
Tredegar Industries, Inc.	16,163	293,843

		1,584,603

Insurance—4.3%
AMBAC Financial Group, Inc. (a) (b)	201,101	261,431
American Equity Investment Life Holding Co. (a)	36,575	256,025

Security Description	Shares	Value*

Insurance—(Continued)
American Physicians Capital, Inc.	6,414	$308,513
American Safety Insurance Holdings Ltd.	7,486	98,890
Amerisafe, Inc. (b)	11,822	242,706
Amtrust Financial Services, Inc. (a)	9,993	115,919
Argo Group International Holdings, Ltd. (b)	20,967	711,201
Aspen Insurance Holdings, Ltd.	56,017	1,358,412
Assured Guaranty, Ltd. (a)	36,518	416,305
Baldwin & Lyons, Inc. (Class B)	6,414	116,671
Castlepoint Holdings, Ltd.	23,312	316,111
Citizens, Inc. (a) (b)	22,172	215,068
CNA Surety Corp. (b)	9,923	190,522
Crawford & Co. (Class B) (a) (b)	17,980	261,429
Delphi Financial Group, Inc.	25,658	473,133
Donegal Group, Inc.	8,649	145,044
eHealth, Inc. (a) (b)	16,863	223,941
EMC Insurance Group, Inc.	4,088	104,857
Employers Holdings, Inc.	33,650	555,225
Enstar Group, Ltd. (b)	4,274	252,764
FBL Financial Group, Inc.	8,813	136,161
First Mercury Financial Corp. (b)	10,341	147,463
Flagstone Reinsurance Holdings, Ltd. (a)	20,769	202,913
FPIC Insurance Group, Inc. (b)	5,920	259,178
Greenlight Capital Re, Ltd. (b)	19,232	249,824
Harleysville Group, Inc. (a)	7,934	275,548
Hilltop Holdings, Inc. (b)	28,463	277,230
Horace Mann Educators Corp.	26,595	244,408
Infinity Property & Casualty Corp.	9,479	442,954
IPC Holdings, Ltd.	30,710	918,229
Kansas City Life Insurance Co.	3,354	145,396
Maiden Holdings, Ltd. (a)	34,068	106,633
Max Capital Group, Ltd.	37,895	670,741
Meadowbrook Insurance Group, Inc.	37,114	239,014
Montpelier Re Holdings, Ltd.	61,328	1,029,697
National Financial Partners Corp. (a) (b)	26,174	79,569
National Interstate Corp.	4,305	76,930
National Western Life Insurance Co.	1,512	255,785
Navigators Group, Inc. (b)	8,311	456,357
Odyssey Re Holdings Corp.	14,479	750,157
Platinum Underwriters Holdings, Ltd.	33,116	1,194,825
PMA Capital Corp. (b)	28,283	200,244
Presidential Life Corp.	15,310	151,416
ProAssurance Corp. (b)	21,718	1,146,276
RLI Corp.	12,284	751,289
Safety Insurance Group, Inc.	10,092	384,101
SeaBright Insurance Holdings, Inc.	12,481	146,527
Selective Insurance Group	34,176	783,656
State Auto Financial Corp.	9,434	283,586
Stewart Information Services Corp.	11,597	272,413
The Phoenix Cos., Inc.	85,019	278,012
Tower Group, Inc.	12,792	360,862
United America Indemity, Ltd. (b)	15,178	194,430
United Fire & Casualty Co.	14,209	441,474
Validus Holdings, Ltd.	41,335	1,081,324
Zenith National Insurance Corp.	24,665	778,674

		22,037,463

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Internet & Catalog Retail—0.4%
Blue Nile, Inc. (a) (b)	10,191	$249,578
Drugstore.com (b)	62,307	77,261
NetFlix, Inc. (a) (b)	26,536	793,161
NutriSystem, Inc. (a)	20,512	299,270
Orbitz Worldwide, Inc. (a) (b)	20,423	79,241
Overstock.com, Inc. (a) (b)	10,438	112,522
PetMed Express, Inc. (a) (b)	16,381	288,797
Shutterfly, Inc. (a) (b)	13,808	96,518
Stamps.com, Inc. (b)	10,227	100,531

		2,096,879

Internet Software & Services—1.9%
Ariba, Inc. (b)	57,598	415,282
Art Technology Group, Inc. (b)	76,761	148,149
AsiaInfo Holdings, Inc. (b)	23,217	274,889
Bankrate, Inc. (a) (b)	8,478	322,164
comScore, Inc. (a) (b)	11,964	152,541
Constant Contact, Inc. (b)	13,574	179,856
DealerTrack Holdings, Inc. (b)	27,908	331,826
Digital River, Inc. (b)	26,392	654,522
DivX, Inc. (b)	14,635	76,541
EarthLink, Inc. (b)	71,922	486,193
GSI Commerce, Inc. (a) (b)	16,053	168,878
InfoSpace, Inc. (b)	30,704	231,815
Internap Network Services Corp. (a) (b)	30,035	75,088
Internet Brands, Inc. (a)	15,937	92,753
Internet Capital Group, Inc. (a) (b)	29,139	158,808
Interwoven, Inc. (b)	29,924	377,042
j2 Global Communications, Inc. (b)	30,847	618,174
Keynote Systems, Inc. (b)	10,145	78,218
Liquidity Services, Inc. (b)	10,729	89,373
LoopNet, Inc. (a) (b)	25,998	177,306
Marchex, Inc. (a)	16,789	97,880
MercadoLibre, Inc. (a) (b)	16,558	271,717
ModusLink Global Solutions, Inc. (b)	29,234	84,486
Move, Inc. (b)	70,880	113,408
NIC, Inc. (b)	24,542	112,893
Omniture, Inc. (a) (b)	40,376	429,601
Perficient, Inc. (b)	28,133	134,476
Rackspace Hosting, Inc. (b)	12,609	67,836
RealNetworks, Inc. (b)	66,317	234,099
S1 Corp. (b)	34,158	269,507
SAVVIS, Inc. (a) (b)	24,770	170,665
SonicWall, Inc. (b)	40,485	161,130
SupportSoft, Inc. (b)	33,767	75,300
Switch & Data Facilities Co., Inc. (a) (b)	13,728	101,450
Terremark Worldwide, Inc. (a) (b)	29,552	114,957
The Knot, Inc. (b)	17,057	141,914
United Online, Inc.	50,168	304,520
ValueClick, Inc. (b)	62,129	424,962
Vignette Corp. (b)	18,591	174,941
VistaPrint, Ltd. (a) (b)	30,022	558,709
Vocus, Inc. (b)	10,601	193,044
Websense, Inc. (b)	33,750	505,237

		9,852,150

Security Description	Shares	Value*

IT Services—1.8%
Acxiom Corp. (b)	39,865	$323,305
CACI International, Inc. (Class A) (b) (d)	19,310	870,688
Cass Information Systems, Inc. (a)	4,912	149,620
Ciber, Inc. (b)	32,578	156,700
CSG Systems International, Inc. (b)	25,464	444,856
Cybersource Corp. (b)	46,971	563,182
Euronet Worldwide, Inc. (a) (b)	31,152	361,675
ExlService Holdings, Inc. (a) (b)	14,049	120,400
Forrester Research, Inc. (b)	12,247	345,488
Gartner, Inc. (Class A) (b)	41,305	736,468
Heartland Payment Systems, Inc. (a)	16,385	286,738
iGate Corp. (b)	15,358	99,981
infoGROUP, Inc.	24,161	114,523
Integral Systems, Inc. (b)	13,332	160,651
Mantech International Corp. (b)	13,882	752,266
Maximus, Inc.	11,910	418,160
NCI, Inc. (b)	4,528	136,429
Ness Technologies, Inc. (b)	26,083	111,635
Online Resources Corp. (b)	20,541	97,364
Perot Systems Corp. (b)	61,767	844,355
RightNow Technologies, Inc. (b)	18,528	143,221
Sapient Corp. (b)	57,748	256,401
SRA International, Inc. (b)	31,245	538,976
Syntel, Inc. (a)	7,885	182,301
TeleTech Holdings, Inc. (b)	25,316	211,389
The Hackett Group, Inc. (b)	28,213	82,382
TNS, Inc. (a) (b)	16,455	154,512
VeriFone Holdings, Inc. (a) (b)	44,469	217,898
Wright Express Corp. (b)	24,854	313,160

		9,194,724

Leisure Equipment & Products—0.5%
Brunswick Corp. (a)	56,263	236,867
Callaway Golf Co. (a)	41,730	387,672
Jakks Pacific, Inc. (a) (b)	16,889	348,420
LeapFrog Enterprises, Inc. (b)	28,909	101,181
Polaris Industries, Inc. (a)	22,365	640,757
Pool Corp. (a)	32,671	587,098
RC2 Corp. (b)	10,877	116,058
Steinway Musical Instruments, Inc. (b)	4,118	72,106

		2,490,159

Life Sciences Tools & Services—1.3%
Accelrys, Inc.	19,395	84,562
Affymetrix, Inc. (b) (d)	42,415	126,821
Albany Molecular Research, Inc. (b)	13,735	133,779
AMAG Pharmaceuticals, Inc. (a) (b)	11,452	410,554
Bio-Rad Laboratories, Inc. (b)	12,861	968,562
Bruker Corp. (b)	40,189	162,364
Cambrex Corp.	14,910	68,884
Clinical Data, Inc.	8,228	73,229
Dionex Corp. (b)	13,130	588,880
Enzo Biochem, Inc. (a) (b)	22,322	109,155
eResearch Technology, Inc. (b)	26,533	175,914
Exelixis, Inc. (a) (b)	68,977	346,264
Kendle International, Inc. (a) (b)	8,850	227,622

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Life Sciences Tools & Services—(Continued)
Luminex Corp. (a) (b)	27,286	$582,829
Medivation, Inc. (a)	17,968	261,794
Nektar Therapeutics (a) (b)	61,780	343,497
Parexel International Corp. (b)	39,231	380,933
Sequenom, Inc. (a) (b)	40,007	793,739
Varian, Inc. (b)	18,573	622,381

		6,461,763

Machinery—2.9%
3D Systems Corp. (b)	11,338	90,024
Actuant Corp. (a)	39,384	749,084
Albany International Corp. (Class A)	19,528	250,740
Altra Holdings, Inc. (b)	17,632	139,469
American Railcar Industries, Inc. (a)	5,293	55,735
AMPCO-Pittsburgh Corp.	5,636	122,301
Astec Industries, Inc. (a) (b)	11,497	360,201
Badger Meter, Inc. (a)	9,649	280,014
Barnes Group, Inc.	31,270	453,415
Blount International, Inc. (b)	25,432	241,095
Briggs & Stratton Corp. (a)	33,045	581,262
Cascade Corp. (a)	8,261	246,673
Chart Industries, Inc. (b)	18,382	195,401
Circor International, Inc.	11,100	305,250
Clarcor, Inc. (a)	34,089	1,131,073
Colfax Corp. (a) (b)	14,330	148,889
Columbus McKinnon Corp. (b)	11,301	154,259
Dynamic Materials Corp. (a)	10,450	201,790
Energy Recovery, Inc. (a) (b)	10,987	83,281
EnPro Industries, Inc. (b)	14,882	320,558
ESCO Technologies, Inc. (b)	16,850	690,008
Federal Signal Corp.	31,621	259,608
Force Protection, Inc. (b)	41,101	245,784
FreightCar America, Inc. (a)	7,047	128,749
Graham Corp. (a)	6,734	72,862
Greenbrier Cos., Inc.	9,593	65,904
K-Tron International, Inc. (a) (b)	1,654	132,155
Kadant, Inc. (b)	8,363	112,733
Kaydon Corp.	22,613	776,757
LB Foster Co. (b)	6,950	217,396
Lindsay Corp. (a)	7,760	246,690
Met-Pro Corp. (a)	10,588	141,032
Mueller Industries, Inc.	24,461	613,482
Mueller Water Products, Inc. (a)	78,673	660,853
NACCO Industries, Inc.	3,492	130,636
Nordson Corp. (a)	22,593	729,528
PMFG, Inc. (a) (b)	8,902	85,103
RBC Bearings, Inc. (b)	14,425	292,539
Robbins & Myers, Inc.	18,236	294,876
Sun Hydraulics Corp. (a)	7,039	132,615
Tecumseh Products Co.	10,819	103,321
Tennant Co. (a)	10,316	158,866
The Gorman-Rupp Co. (a)	9,576	298,005
The Middleby Corp. (a) (b)	11,127	303,433
Thermadyne Holdings Corp. (b)	9,451	64,928
Titan International, Inc.	22,213	183,257
Titan Machinery, Inc. (a) (b)	5,112	71,875

Security Description	Shares	Value*

Machinery—(Continued)
Turbochef Technologies, Inc. (b)	18,040	$88,576
Wabash National Corp. (a) (b)	17,632	79,344
Wabtec Corp.	31,779	1,263,215
Watts Water Technologies, Inc. (a)	19,051	475,704

		15,230,348

Marine—0.2%
American Commercial Lines, Inc. (a) (b)	31,509	154,394
Eagle Bulk Shipping, Inc. (a)	30,187	205,875
Genco Shipping & Trading, Ltd. (a)	16,321	241,551
Horizon Lines, Inc. (a)	20,292	70,819
International Shipholding Corp.	4,053	102,663
TBS International, Ltd. (a) (b)	6,937	69,578

		844,880

Media—0.8%
Arbitron, Inc. (a)	18,813	249,837
Belo Corp. (Class A)	59,052	92,121
Cinemark Holdings, Inc. (a)	22,209	165,013
CKX, Inc. (b)	35,334	129,676
Cox Radio, Inc. (Class A) (a) (b)	21,485	129,125
Dolan Media Co. (a) (b)	14,833	97,749
Fisher Communications, Inc. (a) (b)	3,926	81,033
Global Sources, Ltd. (b)	10,946	59,656
Harte-Hanks, Inc. (a)	24,803	154,771
Interactive Data Corp.	24,889	613,763
Knology, Inc. (a) (b)	24,666	127,276
Live Nation, Inc. (a) (b)	49,895	286,397
Marvel Entertainment, Inc. (b)	33,021	1,015,396
Mediacom Communications Corp. (a) (b)	34,201	147,064
National CineMedia, Inc. (a)	30,180	306,025
Outdoor Channel Holdings, Inc. (b)	11,405	85,423
RCN Corp. (b)	24,738	145,954
Scholastic Corp. (a)	15,917	216,153
Sinclair Broadcast Group, Inc.	35,527	110,134
World Wrestling Entertainment, Inc. (a)	13,534	149,957

		4,362,523

Metals & Mining—1.0%
A.M. Castle & Co.	11,149	120,744
Allied Nevada Gold Corp. (a) (b)	31,716	160,483
AMCOL International Corp. (a)	17,195	360,235
Brush Engineered Material, Inc. (a) (b)	12,873	163,745
Coeur D’Alene Mines Corp. (a)	357,943	314,990
Compass Minerals International, Inc.	22,036	1,292,632
Haynes International, Inc. (a) (b)	8,860	218,133
Hecla Mining Co. (a) (b)	114,395	320,306
Horsehead Holding Corp. (b)	23,752	111,634
Kaiser Aluminum Corp.	10,376	233,667
Olympic Steel, Inc.	6,018	122,587
Royal Gold, Inc. (a)	20,085	988,383
RTI International Metals, Inc. (a) (b)	14,086	201,571
Stillwater Mining Co. (a) (b)	29,045	143,482
Universal Stainless & Alloy (b)	4,250	61,582
Worthington Industries, Inc. (a)	45,793	504,639

		5,318,813

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Multi-Utilities—0.6%
Avista Corp.	35,689	$691,653
Black Hills Corp.	25,800	695,568
CH Energy Group, Inc. (a)	9,850	506,192
NorthWestern Corp.	25,215	591,796
PNM Resources, Inc.	56,877	573,320

		3,058,529

Multiline Retail—0.2%
99 Cents Only Stores (b)	31,594	345,323
Dillard’s, Inc.	37,757	149,895
Fred’s, Inc. (a)	31,780	341,953

		837,171

Oil, Gas & Consumable Fuels—3.0%
Alon USA Energy, Inc. (a)	9,248	84,619
Arena Resources, Inc. (b)	25,500	716,295
Atlas America, Inc.	26,436	392,575
ATP Oil & Gas Corp. (a) (b)	18,136	106,096
Berry Petroleum Co.	28,659	216,662
Bill Barrett Corp. (b)	26,491	559,755
BPZ Resources, Inc. (a) (b)	48,087	307,757
Brigham Exploration Co. (a) (b)	34,342	109,894
Carrizo Oil & Gas, Inc. (b)	21,748	350,143
Cheniere Energy, Inc. (a) (b)	34,100	97,185
Clayton Williams Energy, Inc. (b)	3,590	163,130
Clean Energy Fuels Corp. (a) (b)	26,172	158,079
Comstock Resources, Inc. (b)	30,503	1,441,267
Concho Resources, Inc. (b)	37,052	845,527
Contango Oil & Gas Co. (a) (b)	8,999	506,644
Delta Petroleum Corp. (a) (b)	39,961	190,214
DHT Maritime, Inc. (a)	25,976	143,907
Energy XXI Bermuda, Ltd.	76,222	60,215
EXCO Resources, Inc. (a) (b)	98,815	895,264
FX Energy, Inc. (a) (b)	45,308	126,409
General Maritime Corp. (a)	31,394	339,055
GMX Resources, Inc. (a) (b)	11,323	286,698
Golar LNG, Ltd.	21,224	143,474
Goodrich Petroleum Corp. (a) (b)	15,394	461,050
Gran Tierra Energy, Inc. (a) (b)	152,693	427,540
Gulfport Energy Corp. (a) (b)	17,744	70,089
Harvest Natural Resources, Inc. (a) (b)	22,532	96,888
International Coal Group, Inc. (a) (b)	103,477	237,997
James River Coal Co. (a) (b)	19,449	298,153
Knightbridge Tankers, Ltd. (a)	10,435	152,873
McMoRan Exploration Co. (a) (b)	41,245	404,201
Nordic American Tanker Shipping, Ltd. (a)	23,124	780,435
Oilsands Quest, Inc. (a) (b)	146,579	107,003
Panhandle Oil & Gas, Inc.	5,102	91,836
Parallel Petroleum Corp. (b)	48,389	97,262
Penn Virginia Corp.	27,897	724,764
Petroleum Development Corp. (a) (b)	9,706	233,623
PetroQuest Energy, Inc. (a) (b)	28,823	194,844
Rentech, Inc. (a) (b)	133,219	90,589
Rosetta Resources, Inc. (b)	41,753	295,611
Ship Finance International, Ltd. (a)	27,269	301,322
Stone Energy Corp. (b)	21,793	240,159

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Swift Energy Co. (b)	20,570	$345,782
Teekay Tankers, Ltd.	9,320	118,364
USEC, Inc. (a) (b)	82,809	371,812
Vaalco Energy, Inc. (b)	40,432	300,814
Warren Resources, Inc. (b)	57,247	113,922
Western Refining, Inc. (a) (b)	20,283	157,396
Westmoreland Coal Co. (b)	6,870	76,257
World Fuel Services Corp.	20,146	745,402

		15,776,852

Paper & Forest Products—0.3%
Buckeye Technologies, Inc. (b)	26,263	95,597
Clearwater Paper Corp. (b)	7,604	63,798
Deltic Timber Corp.	8,066	369,019
Glatfelter	34,445	320,339
Louisiana-Pacific Corp. (a) (b)	67,795	105,760
Neenah Paper, Inc.	10,748	95,012
Schweitzer-Mauduit International, Inc.	8,700	174,174
Wausau Paper Corp. (a)	26,829	306,924

		1,530,623

Personal Products—0.4%
American Oriental Bioengineering, Inc. (a) (b)	41,566	282,233
Chattem, Inc. (a) (b)	11,517	823,811
China Sky One Medical, Inc.	5,765	92,182
Elizabeth Arden, Inc. (b)	14,516	183,047
Inter Parfums, Inc. (a)	10,037	77,084
Nu Skin Enterprises, Inc.	31,956	333,301
Prestige Brands Holdings, Inc. (b)	23,318	246,005
USANA Health Sciences, Inc. (a) (b)	5,737	196,435

		2,234,098

Pharmaceuticals—1.3%
Adolor Corp. (a) (b)	33,331	55,329
Akorn, Inc. (a) (b)	33,037	75,985
Ardea Bioscience, Inc.	8,657	103,624
Auxilium Pharmaceuticals, Inc. (a) (b)	26,908	765,263
BioMimetic Therapeutics, Inc.	9,666	89,120
Cadence Pharmaceuticals, Inc. (a) (b)	14,478	104,676
Cypress Biosciences, Inc. (b)	22,201	151,855
Discovery Laboratories, Inc. (a) (b)	54,214	60,720
Durect Corp., Inc. (b)	48,440	164,212
Inspire Pharmaceutical, Inc. (a) (b)	31,626	113,854
KV Pharmaceutical Co. (a) (b)	25,617	73,777
Medicis Pharmaceutical Corp. (a)	37,076	515,356
Noven Pharmaceuticals, Inc. (a) (b)	17,432	191,752
Obagi Medical Products, Inc. (b)	13,504	100,740
Optimer Pharmaceuticals, Inc. (a) (b)	18,035	218,404
Pain Therapeutics, Inc. (a) (b)	19,603	116,050
Par Pharmaceutical Cos., Inc. (b)	23,316	312,668
Pozen, Inc. (a) (b)	15,141	76,311
Questcor Pharmaceuticals, Inc. (a) (b)	30,322	282,298
Salix Pharmaceuticals, Ltd. (a) (b)	32,098	283,425
The Medicines Co. (b)	35,725	526,229
Valeant Pharmaceuticals International (a) (b)	41,907	959,670

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
ViroPharma, Inc. (b)	52,041	$677,574
Vivus, Inc. (a) (b)	46,503	247,396
XenoPort, Inc. (a) (b)	17,252	432,680

		6,698,968

Professional Services—1.6%
Administaff, Inc.	14,105	305,796
CBIZ, Inc. (a) (b)	32,679	282,673
CDI Corp.	7,746	100,233
CoStar Group, Inc. (a) (b)	12,830	422,620
CRA International, Inc. (b)	9,028	243,124
Duff & Phelps Corp. (b)	7,904	151,124
Exponent, Inc. (b)	9,587	288,377
First Advantage Corp.	7,503	106,167
Heidrick & Struggles International, Inc. (a)	11,860	255,464
Hill International, Inc. (b)	16,010	112,710
Huron Consulting Group, Inc. (a) (b)	13,483	772,171
ICF International, Inc. (a) (b)	4,800	117,936
Kelly Services, Inc. (Class A)	17,549	228,313
Kforce, Inc. (b)	18,129	139,231
Korn/Ferry International (b)	30,619	349,669
LECG Corp. (b)	14,501	97,302
MPS Group, Inc. (b)	67,017	504,638
Navigant Consulting, Inc. (b)	32,158	510,347
Odyssey Marine Exploration, Inc. (a) (b)	36,989	119,105
On Assignment, Inc. (b)	20,637	117,012
Resources Connection, Inc. (b)	28,983	474,742
School Specialty, Inc. (a) (b)	12,829	245,291
The Advisory Board Co. (b)	11,952	266,530
TrueBlue, Inc. (a) (b)	30,139	288,430
Volt Information Sciences, Inc. (a) (b)	7,738	55,946
VSE Corp.	2,837	111,296
Watson Wyatt Worldwide, Inc.	28,700	1,372,434

		8,038,681

Real Estate Investment Trusts—5.5%
Acadia Realty Trust	21,412	305,549
Agree Realty Corp.	4,326	78,430
Alexander’s, Inc. (b)	1,300	331,370
American Campus Communities, Inc.	27,217	557,404
American Capital Agency Corp. (a)	7,451	159,153
Anthracite Capital, Inc. (a)	39,169	87,347
Anworth Mortgage Asset Corp.	59,403	381,961
Ashford Hospitality Trust, Inc. (a)	80,110	92,127
Associated Estates Realty Corp.	10,121	92,405
BioMed Realty Trust, Inc.	53,970	632,528
Capstead Mortgage Corp.	35,788	385,437
Care Investment Trust, Inc.	9,450	73,616
Cedar Shopping Centers, Inc.	28,436	201,327
Chimera Investment Corp.	91,029	314,050
Cogdell Spencer, Inc.	7,749	72,531
Colonial Properties Trust (a)	31,156	259,529
Corporate Office Properties Trust (a)	28,392	871,634
Cousins Properties, Inc.	30,499	422,411
DCT Industrial Trust, Inc.	111,847	565,946
DiamondRock Hospitality Co.	62,158	315,141

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
EastGroup Properties, Inc.	16,332	$581,093
Education Realty Trust, Inc.	19,777	103,236
Entertainment Properties Trust	22,169	660,636
Equity Lifestyle Properties, Inc.	13,482	517,170
Equity One, Inc. (a)	21,357	378,019
Extra Space Storage, Inc.	54,099	558,302
FelCor Lodging Trust, Inc. (b)	41,820	76,949
First Industrial Realty Trust, Inc. (a)	30,864	233,023
First Potomac Realty Trust	16,284	151,441
Franklin Street Properties Corp. (a)	36,824	543,154
Getty Realty Corp.	11,618	244,675
Glimcher Realty Trust (a)	22,979	64,571
Hatteras Financial Corp. (a)	10,383	276,188
Healthcare Realty Trust, Inc.	38,656	907,643
Hersha Hospitality Trust	25,342	76,026
Highwoods Properties, Inc.	41,688	1,140,584
Home Properties, Inc. (a)	20,887	848,012
Inland Real Estate Corp. (a)	36,358	471,927
Investors Real Estate Trust	38,560	412,978
Kite Realty Group Trust	14,565	80,981
LaSalle Hotel Properties (a)	24,950	275,697
Lexington Realty Trust (a)	50,292	251,460
LTC Properties, Inc.	15,049	305,194
Medical Properties Trust, Inc. (a)	44,184	278,801
MFA Mortgage Investments, Inc.	134,360	791,380
Mid-America Apartment Communities, Inc.	17,835	662,749
Mission West Properties, Inc.	12,528	95,839
Monmouth Real Estate Investment Corp.	13,822	96,754
National Health Investors, Inc.	14,649	401,822
National Retail Properties, Inc.	52,865	908,749
NorthStar Realty Finance Corp. (a)	35,021	136,932
Omega Healthcare Investors, Inc.	53,863	860,192
Parkway Properties, Inc.	9,472	170,496
Pennsylvania Real Estate Investment Trust (a)	23,259	173,280
Post Properties, Inc. (a)	29,943	494,059
Potlatch Corp.	26,616	692,282
PS Business Parks, Inc.	9,502	424,359
RAIT Financial Trust (a)	39,676	103,158
Ramco-Gershenson Properties Trust	11,167	69,012
Realty Income Corp. (a)	67,814	1,569,894
Redwood Trust, Inc. (a)	21,610	322,205
Resource Capital Corp. (a)	13,847	53,034
Saul Centers, Inc.	5,803	229,219
Senior Housing Properties Trust (a)	75,116	1,346,079
Sovran Self Storage, Inc.	14,398	518,328
Strategic Hotels & Resorts, Inc. (b)	54,702	91,899
Sun Communities, Inc. (a)	12,799	179,186
Sunstone Hotel Investors, Inc. (a)	37,671	233,183
Tanger Factory Outlet Centers (a)	21,522	809,658
U-Store-It Trust	31,251	139,067
Universal Health Realty Income Trust	8,355	274,963
Urstadt Biddle Properties, Inc.	12,686	202,088
Washington Real Estate Investment Trust	35,366	1,000,858
Winthrop Realty Trust	6,380	69,159

		28,757,539

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Management & Development—0.1%
Avatar Holdings, Inc. (a) (b)	3,358	$89,054
Consolidated-Tomoka Land Co. (a)	3,138	119,840
Forestar Group, Inc. (a) (b)	23,546	224,158
Tejon Ranch Co. (a) (b)	7,567	187,208

		620,260

Road & Rail—0.8%
Amerco, Inc. (b)	6,294	217,332
Arkansas Best Corp. (a)	15,099	454,631
Celadon Group, Inc. (b)	13,384	114,166
Genesee & Wyoming, Inc. (b)	20,451	623,755
Heartland Express, Inc. (a)	39,221	618,123
Knight Transportation, Inc. (a)	36,396	586,704
Marten Transport, Ltd. (b)	14,050	266,388
Old Dominion Freight Line, Inc. (a) (b)	19,927	567,122
Patriot Transportation Holdings, Inc. (a)	1,157	81,071
Saia, Inc. (b)	9,687	105,201
Universal Truckload Services, Inc.	4,395	62,233
Werner Enterprises, Inc. (a)	30,512	529,078
YRC Worldwide, Inc. (a) (b)	37,074	106,402

		4,332,206

Semiconductors & Semiconductor Equipment—2.5%
Actel Corp. (b)	16,772	196,568
Advanced Analogic Technologies, Inc. (a) (b)	24,209	73,111
Advanced Energy Industries, Inc. (b)	23,757	236,382
Amkor Technology, Inc. (b)	70,619	153,949
Applied Micro Circuits Corp. (b)	42,638	167,567
Atheros Communications, Inc. (b)	39,837	570,067
ATMI, Inc. (b)	22,055	340,309
Brooks Automation, Inc. (a) (b)	47,372	275,231
Cabot Microelectronics Corp. (b)	14,624	381,248
Cavium Networks, Inc. (a) (b)	19,819	208,298
Ceva, Inc. (b)	14,170	99,190
Cirrus Logic, Inc. (b)	52,948	141,901
Cohu, Inc.	16,023	194,679
Cymer, Inc. (b)	19,276	422,337
Diodes, Inc. (a) (b)	20,159	122,164
DSP Group, Inc. (a) (b)	17,234	138,217
Entegris, Inc. (b)	80,270	175,791
Exar Corp. (b) (d)	26,962	179,837
FEI Co. (b)	23,419	441,682
FormFactor, Inc. (b) (d)	34,244	499,962
Hittite Microwave Corp. (b)	12,770	376,204
IXYS Corp.	21,409	176,838
Kopin Corp. (b)	47,669	97,245
Kulicke & Soffa Industries, Inc. (b)	32,332	54,964
Lattice Semiconductor Corp. (b)	63,675	96,149
Micrel, Inc.	32,874	240,309
Microsemi Corp. (b)	52,731	666,520
Microtune, Inc. (b)	32,159	65,604
MKS Instruments, Inc. (b)	35,363	523,019
Monolithic Power Systems, Inc. (b)	17,526	221,003
NetLogic Microsystems, Inc. (a) (b)	12,862	283,093
OmniVision Technologies, Inc. (a) (b)	33,553	176,153
Pericom Semiconductor Corp. (b)	16,354	89,620

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
PMC-Sierra, Inc. (a) (b)	146,801	$713,453
Power Integrations, Inc. (a)	19,758	392,789
RF Micro Devices, Inc. (a) (b)	162,114	126,449
Semtech Corp. (b)	44,521	501,752
Sigma Designs, Inc. (a) (b)	18,438	175,161
Silicon Image, Inc. (b)	51,588	216,670
Silicon Storage Technology, Inc. (b)	66,738	152,830
Skyworks Solutions, Inc. (b)	109,586	607,106
Standard Microsystems Corp. (b)	14,611	238,744
Supertex, Inc. (a) (b)	6,854	164,565
Tessera Technologies, Inc. (b)	36,348	431,814
Transmeta Corp. (a) (b)	8,545	155,519
Trident Microsystems, Inc. (b)	33,467	63,253
TriQuint Semiconductor, Inc. (b) (d)	86,708	298,276
Ultratech, Inc. (b)	15,771	188,621
Veeco Instruments, Inc. (b)	24,505	155,362
Volterra Semiconductor Corp. (b)	16,829	120,327
Zoran Corp. (a) (b)	33,953	231,899

		13,019,801

Software—3.8%
ACI Worldwide, Inc. (a) (b)	22,537	358,338
Actuate Corp. (b)	36,337	107,557
Advent Software, Inc. (a) (b)	12,161	242,855
American Software, Inc.	16,487	77,489
Blackbaud, Inc.	27,827	375,664
Blackboard, Inc. (b)	20,873	547,499
Bottomline Technologies, Inc. (b)	12,369	87,820
Commvault Systems, Inc. (b)	27,932	374,568
Concur Technologies, Inc. (a) (b)	28,992	951,517
DemandTec, Inc. (b)	13,832	111,624
Double-Take Software, Inc. (a) (b)	11,826	106,079
Ebix, Inc. (a) (b)	4,266	101,957
Epicor Software Corp. (a) (b)	37,761	181,253
EPIQ Systems, Inc. (a) (b)	23,311	389,527
Fair Isaac Corp.	31,913	538,053
FalconStor Software, Inc. (b)	30,124	83,745
i2 Technologies, Inc. (a) (b)	8,649	55,267
Informatica Corp. (b)	59,561	817,772
Interactive Intelligence, Inc. (a) (b)	8,397	53,825
Jack Henry & Associates, Inc.	50,636	982,845
JDA Software Group, Inc. (b)	18,999	249,457
Kenexa Corp. (b)	15,403	122,916
Lawson Software, Inc. (b)	82,021	388,780
Macrovision Solutions Corp. (a) (b)	55,563	702,872
Manhattan Associates, Inc. (b)	15,513	245,261
Mentor Graphics Corp. (b)	58,684	303,396
MICROS Systems, Inc. (b)	53,222	868,583
MicroStrategy, Inc. (Class A) (b)	6,205	230,392
MSC.Software Corp. (b)	27,127	181,208
Net 1 UEPS Technologies, Inc. (a) (b)	33,390	457,443
NetScout Systems, Inc. (b)	19,729	170,064
OpenTV Corp. (b)	62,898	77,365
Opnet Technologies, Inc. (a)	9,341	92,102
Parametric Technology Corp. (b)	77,235	977,023
Pegasystems, Inc.	10,030	123,971

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Software—(Continued)
Phoenix Technologies, Ltd. (b)	18,618	$65,163
Progress Software Corp. (b)	27,788	535,197
Quality Systems, Inc. (a)	11,861	517,377
Quest Software, Inc. (b)	48,854	615,072
Radiant Systems, Inc. (b)	15,752	53,084
Smith Micro Software, Inc. (a) (b)	18,686	103,894
Solera Holdings, Inc. (b)	34,730	836,993
Sourcefire, Inc.	14,391	80,590
SPSS, Inc. (b)	11,960	322,442
SuccessFactors, Inc. (a) (b)	15,533	89,159
Sybase, Inc. (a) (b) (d)	52,836	1,308,748
Symyx Technologies (b)	19,225	114,196
Synchronoss Technologies, Inc. (a) (b)	11,423	121,769
Take-Two Interactive Software, Inc. (b)	51,790	391,532
Taleo Corp. (b)	14,949	117,051
Telecommunication Systerm, Inc.	22,959	197,218
THQ, Inc. (b)	42,100	176,399
TIBCO Software, Inc. (b)	130,684	678,250
TiVo, Inc. (a) (b)	71,013	508,453
Tyler Technologies, Inc. (a) (b)	23,370	279,973
Ultimate Software Group, Inc. (a) (b)	16,554	241,688
Vasco Data Security International, Inc. (a) (b)	18,296	188,998
Wind River Systems, Inc. (b)	48,121	434,533

		19,713,866

Specialty Retail—2.4%
Aaron Rents, Inc. (Class B) (a)	30,851	821,254
Aeropostale, Inc. (a) (b) (d)	45,515	732,791
America’s Car-Mart, Inc.	7,441	102,760
Asbury Automotive Group, Inc.	21,593	98,680
Bebe Stores, Inc.	26,084	194,847
Big 5 Sporting Goods Corp.	15,464	80,567
Blockbuster, Inc. (a) (b)	121,924	153,624
Brown Shoe Co., Inc. (a)	26,195	221,872
Cabela’s, Inc. (a) (b)	23,327	135,996
Cato Corp.	18,861	284,801
Charlotte Russe Holding, Inc. (b)	14,068	91,301
Charming Shoppes, Inc. (a) (b)	74,119	180,850
Chico’s FAS, Inc. (b)	115,414	482,431
Christopher & Banks Corp. (a)	30,606	171,394
Citi Trends, Inc. (a) (b)	8,551	125,871
Coldwater Creek, Inc. (a) (b)	39,275	111,934
Collective Brands, Inc. (a) (b) (d)	42,687	500,292
DSW, Inc. (Class A) (a) (b)	9,118	113,610
Genesco, Inc. (a) (b)	13,758	232,785
Group 1 Automotive, Inc. (a)	15,023	161,798
Gymboree Corp. (b)	17,775	463,750
Haverty Furniture Cos., Inc. (a)	14,903	139,045
Hibbett Sports, Inc. (a) (b)	18,992	298,364
Hot Topic, Inc. (b)	28,681	265,873
J. Crew Group, Inc. (a) (b)	28,675	349,835
Jo-Ann Stores, Inc. (a) (b)	17,237	267,001
Jos. A. Bank Clothiers, Inc. (a) (b)	12,192	318,821
Lumber Liquidators, Inc.	7,128	75,272
Midas, Inc. (b)	10,186	106,851
Monro Muffler, Inc.	11,587	295,469

Security Description	Shares	Value*

Specialty Retail—(Continued)
Pacific Sunwear of California, Inc. (b)	47,131	$74,938
Rent-A-Center, Inc. (b)	43,400	766,010
Sally Beauty Holdings, Inc. (a) (b)	63,633	362,072
Sonic Automotive, Inc. (a)	19,007	75,648
Stage Stores, Inc.	24,947	205,813
Systemax, Inc. (a) (b)	7,935	85,460
The Buckle, Inc. (a)	15,325	334,392
The Children’s Place Retail Stores, Inc. (b)	15,373	333,287
The Dress Barn, Inc. (a) (b)	30,389	326,378
The Finish Line, Inc. (Class A) (b)	34,432	192,819
The Men’s Wearhouse, Inc. (a)	33,086	447,984
The Pep Boys-Manny, Moe & Jack (a)	25,683	106,071
The Wet Seal, Inc. (b)	62,348	185,174
Tractor Supply Co. (b)	22,731	821,498
Tween Brands, Inc. (b)	15,747	68,027
Ulta Salon Cosmetics & Fragrance, Inc. (a) (b)	14,415	119,356
Zale Corp. (a) (b)	24,736	82,371
Zumiez, Inc. (a) (b)	13,421	99,986

		12,267,023

Textiles, Apparel & Luxury Goods—1.4%
Carter’s, Inc. (b)	36,774	708,267
Cherokee, Inc. (a)	8,189	142,079
Columbia Sportswear Co. (a)	8,790	310,902
CROCS, Inc. (a) (b)	55,103	68,328
Deckers Outdoor Corp. (b)	8,793	702,297
FGX International Holdings, Ltd. (b)	9,825	134,995
Fossil, Inc. (b)	30,722	513,057
Iconix Brand Group, Inc. (a) (b)	38,141	373,019
K-Swiss, Inc.	21,850	249,090
Lululemon Athletica, Inc. (a) (b)	12,058	95,620
Maidenform Brands, Inc. (b)	14,280	144,942
Movado Group, Inc.	10,013	94,022
Oxford Industries, Inc.	8,566	75,124
Quiksilver, Inc. (b)	82,134	151,127
Skechers U.S.A., Inc. (b)	21,712	278,348
Steven Madden, Ltd. (b)	13,172	280,827
The Warnaco Group, Inc. (b)	30,646	601,581
Timberland Co. (Class A) (b)	34,662	400,346
True Religion Apparel, Inc. (a) (b)	11,524	143,359
Under Armour, Inc. (a) (b)	22,523	536,948
Unifi, Inc.	31,523	88,895
UniFirst Corp.	10,837	321,750
Volcom, Inc. (a) (b)	12,211	133,100
Weyco Group, Inc. (a)	5,240	173,182
Wolverine World Wide, Inc.	33,718	709,427

		7,430,632

Thrifts & Mortgage Finance—1.7%
Abington Bancorp, Inc.	17,608	162,874
Bank Mutual Corp.	32,564	375,789
BankFinancial Corp.	11,879	121,047
Beneficial Mutual Bancorp, Inc. (b)	22,606	254,317
Berkshire Hill Bancorp, Inc.	7,472	230,586
Brookline Bancorp, Inc.	41,732	444,446
Clifton Savings Bancorp, Inc.	7,385	87,586

*See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Thrifts & Mortgage Finance—(Continued)
Danvers Bancorp, Inc. (b)	12,056	$161,189
Dime Community Bancshares	17,298	230,063
ESSA Bancorp, Inc. (a)	12,365	174,717
First Financial Holdings, Inc.	6,397	129,475
First Financial Northwest, Inc.	16,499	154,101
First Niagara Financial Group, Inc.	75,988	1,228,726
Flushing Financial Corp.	12,920	154,523
Guaranty Financial Group, Inc. (b)	63,848	166,643
Kearny Financial Corp. (a)	11,434	146,355
Meridian Interstate Bancorp, Inc.	7,545	69,791
NASB Financial, Inc.	2,449	66,123
NewAlliance Bancshares, Inc.	72,912	960,251
Northwest Bancorp, Inc.	11,002	235,223
OceanFirst Financial Corp.	6,649	110,373
Ocwen Financial Corp. (a) (b)	21,044	193,184
Oritani Financial Corp. (a) (b)	9,458	159,367
Provident Financial Services, Inc.	39,436	603,371
Provident New York Bancorp	26,686	330,906
Radian Group, Inc.	54,532	200,678
Rockville Financial, Inc.	6,245	87,243
Roma Financial Corp.	6,169	77,668
The PMI Group, Inc. (a)	57,762	112,636
TrustCo Bank Corp. (a)	50,006	475,557
United Financial Bancorp, Inc.	13,044	197,486
ViewPoint Financial Group	7,611	122,157
Westfield Financial, Inc.	22,291	230,043
WSFS Financial Corp.	4,144	198,871

		8,653,365

Tobacco—0.2%
Alliance One International, Inc. (b)	57,683	169,588
Star Scientific, Inc. (b)	44,110	168,941
Universal Corp.	16,545	494,199
Vector Group, Ltd. (a)	21,791	296,794

		1,129,522

Trading Companies & Distributors—0.6%
Aceto Corp.	18,035	180,530
Aircastle, Ltd.	32,053	153,213
Applied Industrial Technologies, Inc.	29,120	550,950
Beacon Roofing Supply, Inc. (b)	29,180	405,018
DXP Enterprises, Inc. (b)	5,432	79,362
H&E Equipment Services, Inc. (b)	11,032	85,057
Houston Wire & Cable Co. (a)	10,450	97,290
Interline Brands, Inc. (b)	21,799	231,723
Kaman Corp.	17,163	311,165
RSC Holdings, Inc. (a) (b)	31,909	271,865
Rush Enterprises, Inc. (b)	19,917	170,689
TAL International Group, Inc. (a)	8,589	121,105
Watsco, Inc. (a)	15,968	613,171

		3,271,138

Water Utilities—0.3%
American State Water Co.	11,419	376,599
Cadiz, Inc. (a) (b)	7,581	94,838

Security Description	Shares	Value*

Water Utilities—(Continued)
California Water Service Group	12,742	$591,611
Connecticut Water Service, Inc. (a)	5,731	135,309
Consolidated Water Co., Inc. (a)	8,783	109,788
Middlesex Water Co.	8,945	154,122
SJW Corp. (a)	9,794	293,232

		1,755,499

Wireless Telecommunication Services—0.2%
Centennial Communications Corp.	44,169	356,002
ICO Global Communications Holdings, Ltd. (a) (b)	62,811	70,977
Renasant Corp. (a)	12,711	216,468
Syniverse Holdings, Inc. (b)	34,830	415,870
USA Mobility, Inc. (b)	15,317	177,218

		1,236,535

Total Common Stock (Identified Cost $679,199,484)		487,696,852

Mutual Funds—3.1%

Exchange Traded Funds—3.1%
iShares Russell 2000 Index Fund (a)	322,000	15,864,940

Total Mutual Funds (Identified Cost $15,413,819)		15,864,940

Short Term Investments—20.5%
Security Description	Face Amount/Shares	Value*

Discount Notes—2.9%
Federal Home Loan Bank 0.008%, 03/25/09	$2,800,000	2,799,484
1.800%, 01/23/09	9,800,000	9,799,940
2.150%, 01/27/09	1,800,000	1,799,844
Federal Home Loan Mortgage Corp. 1.700%, 02/27/09	650,000	649,897

		15,049,165

Mutual Funds—17.6%
State Street Navigator Securities Lending Prime Portfolio (e)	91,501,115	91,501,115

Total Short Term Investments (Identified Cost $106,550,280)		106,550,280

Total Investments—117.5% (Identified Cost $801,163,583) (f)		610,112,072
Liabilities in excess of other assets		(90,747,858)

Total Net Assets—100%		$519,364,214

*See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2008

(a)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $91,394,780 and the collateral received consisted of cash in the amount of $91,501,115 and non-cash collateral with a value of $143,996. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Non-Income Producing.
(c)	Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.
(d)	All or a portion of the security was pledged as collateral against open futures contracts.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $807,360,109 and the composition of unrealized appreciation and depreciation of investment securities was $32,885,825 and $(230,133,862), respectively.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2008	Net Unrealized Appreciation
Russell 2000 Mini Index Futures	3/20/2009	300	$13,439,370	$14,937,000	$1,497,630

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$595,062,907	$1,497,630
Level 2 - Other Significant Observable Inputs	15,049,165	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$610,112,072	$1,497,630

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

*See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$610,112,072
Cash		782,289
Receivable for:
Securities sold		1,906,685
Fund shares sold		791,280
Accrued interest and dividends		761,093
Futures variation margin		429,000

Total Assets		614,782,419
Liabilities
Payable for:
Securities purchased	$3,175,977
Fund shares redeemed	580,167
Withholding taxes	509
Collateral for securities loaned	91,501,115
Accrued expenses:
Management fees	100,223
Service and distribution fees	23,254
Other expenses	36,960

Total Liabilities		95,418,205

Net Assets		$519,364,214

Net assets consists of:
Capital paid in		$738,114,544
Undistributed net investment income		10,984,501
Accumulated net realized losses		(40,180,925)
Unrealized depreciation on investments and futures contracts		(189,553,906)

Net Assets		$519,364,214

Computation of offering price:
Class A
Net asset value and redemption price per share ($389,887,826 divided by 43,848,908 shares outstanding)		$8.89

Class B
Net asset value and redemption price per share ($103,465,026 divided by 11,838,454 shares outstanding)		$8.74

Class E
Net asset value and redemption price per share ($26,011,362 divided by 2,939,502 shares outstanding)		$8.85

(a) Identified cost of investments		$801,163,583

(b) Includes cash collateral for securities loaned of		$91,501,115

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$10,057,839 (a)
Interest		3,497,145 (b)

		13,554,984
Expenses
Management fees	$1,704,284
Service and distribution fees—Class B	330,246
Service and distribution fees—Class E	54,483
Directors’ fees and expenses	31,907
Custodian	102,614
Audit and tax services	36,941
Legal	11,922
Printing	219,735
Insurance	8,208
Miscellaneous	21,446

Total Expenses	2,521,786
Management fee waivers	(47,720)	2,474,066

Net Investment Income		11,080,918

Realized and Unrealized Loss
Realized loss on:
Investments—net	(30,135,957)
Futures contracts—net	(10,667,570)	(40,803,527)

Change in unrealized appreciation (depreciation) on:
Investments—net	(234,912,215)
Futures contracts—net	2,351,055	(232,561,160)

Net loss		(273,364,687)

Net Decrease in Net Assets From Operations		$(262,283,769)

(a)	Net of foreign taxes of $2,845.
(b)	Includes income on securities loaned of $3,123,015.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$11,080,918	$9,087,447
Net realized gain (loss)	(40,803,527)	34,291,840
Unrealized depreciation	(232,561,160)	(60,599,223)

Decrease in net assets from operations	(262,283,769)	(17,219,936)

From Distributions to Shareholders
Net investment income
Class A	(6,616,777)	(3,188,576)
Class B	(1,310,921)	(1,196,833)
Class E	(404,790)	(431,556)

	(8,332,488)	(4,816,965)

Net realized gain
Class A	(25,958,126)	(26,094,268)
Class B	(6,741,879)	(12,971,085)
Class E	(1,862,644)	(4,153,294)

	(34,562,649)	(43,218,647)

Total distributions	(42,895,137)	(48,035,612)

Increase in net assets from capital share transactions	5,989,223	338,031,175

Net increase (decrease) in net assets	(299,189,683)	272,775,627

Net Assets
Beginning of the period	818,553,897	545,778,270

End of the period	$519,364,214	$818,553,897

Undistributed Net Investment Income
End of the period	$10,984,501	$8,346,869

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	9,179,686	$100,758,210	26,866,189	$396,007,191
Reinvestments	2,575,091	32,574,903	1,931,586	29,282,844
Redemptions	(11,021,555)	(124,539,993)	(6,831,606)	(103,249,575)

Net increase	733,222	$8,793,120	21,966,169	$322,040,460

Class B
Sales	2,405,560	$25,749,629	3,050,121	$45,954,278
Reinvestments	646,811	8,052,800	948,321	14,167,918
Redemptions	(2,757,458)	(32,025,973)	(2,751,410)	(41,002,941)

Net increase	294,913	$1,776,456	1,247,032	$19,119,255

Class E
Sales	347,015	$3,778,658	479,620	$7,307,786
Reinvestments	179,955	2,267,434	303,632	4,584,850
Redemptions	(911,021)	(10,626,445)	(996,313)	(15,021,176)

Net decrease	(384,051)	$(4,580,353)	(213,061)	$(3,128,540)

Increase derived from capital share transactions		$5,989,223		$338,031,175

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.17	$15.68	$13.92	$14.01	$11.95

Income From Investment Operations
Net investment income	0.20 (a)	0.22 (a)	0.18 (a)	0.14	0.12
Net realized and unrealized gain (loss) of investments	(4.71)	(0.38)	2.30	0.40	2.00

Total from investment operations	(4.51)	(0.16)	2.48	0.54	2.12

Less Distributions
Distributions from net investment income	(0.16)	(0.15)	(0.13)	(0.11)	(0.06)
Distributions from net realized capital gains	(0.61)	(1.20)	(0.59)	(0.52)	0.00

Total distributions	(0.77)	(1.35)	(0.72)	(0.63)	(0.06)

Net Asset Value, End of Period	$8.89	$14.17	$15.68	$13.92	$14.01

Total Return (%)	(33.5)	(1.6)	18.0	4.5	17.8
Ratio of operating expenses to average net assets (%)	0.31	0.31	0.35	0.35	0.37
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.32	0.32	0.36	0.36	N/A
Ratio of net investment income to average net assets (%)	1.68	1.47	1.21	1.10	0.97
Portfolio turnover rate (%)	33	37	44	39	39
Net assets, end of period (000)	$389,888	$610,844	$331,568	$266,467	$254,898

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$13.93	$15.44	$13.73	$13.82	$11.80

Income From Investment Operations
Net investment income	0.17 (a)	0.18 (a)	0.14 (a)	0.10	0.08
Net realized and unrealized gain (loss) of investments	(4.63)	(0.38)	2.25	0.41	1.98

Total from investment operations	(4.46)	(0.20)	2.39	0.51	2.06

Less Distributions
Distributions from net investment income	(0.12)	(0.11)	(0.09)	(0.08)	(0.04)
Distributions from net realized capital gains	(0.61)	(1.20)	(0.59)	(0.52)	0.00

Total distributions	(0.73)	(1.31)	(0.68)	(0.60)	(0.04)

Net Asset Value, End of Period	$8.74	$13.93	$15.44	$13.73	$13.82

Total Return (%)	(33.6)	(1.8)	17.6	4.3	17.4
Ratio of operating expenses to average net assets (%)	0.56	0.56	0.60	0.60	0.62
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.57	0.57	0.61	0.61	N/A
Ratio of net investment income to average net assets (%)	1.43	1.17	0.97	0.87	0.77
Portfolio turnover rate (%)	33	37	44	39	39
Net assets, end of period (000)	$103,465	$160,849	$159,003	$108,689	$76,322

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$14.10	$15.61	$13.87	$13.95	$11.92

Income From Investment Operations
Net investment income	0.18 (a)	0.19 (a)	0.16 (a)	0.13	0.09
Net realized and unrealized gain (loss) of investments	(4.69)	(0.37)	2.28	0.40	1.99

Total from investment operations	(4.51)	(0.18)	2.44	0.53	2.08

Less Distributions
Distributions from net investment income	(0.13)	(0.13)	(0.11)	(0.09)	(0.05)
Distributions from net realized capital gains	(0.61)	(1.20)	(0.59)	(0.52)	0.00

Total distributions	(0.74)	(1.33)	(0.70)	(0.61)	(0.05)

Net Asset Value, End of Period	$8.85	$14.10	$15.61	$13.87	$13.95

Total Return (%)	(33.5)	(1.7)	17.7	4.4	17.5
Ratio of operating expenses to average net assets (%)	0.46	0.46	0.50	0.50	0.52
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	0.47	0.47	0.51	0.51	N/A
Ratio of net investment income to average net assets (%)	1.52	1.27	1.05	0.95	0.82
Portfolio turnover rate (%)	33	37	44	39	39
Net assets, end of period (000)	$26,011	$46,861	$55,208	$49,489	$51,061

(a)	Per share amount is based on average shares outstanding during the period.
(b)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Russell 2000 Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-26

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio

MSF-27

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had no capital loss carryforwards.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$14,883,578	$8,404,113	$28,011,559	$39,631,499	$—	$—	$42,895,137	$48,035,612

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$10,988,765	$15,131,895	$(197,248,063)	$—	$(171,127,403)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(47,622,906)

MSF-28

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$222,277,395	$0	$244,348,189

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the year ended December 31, 2008 were $1,704,284.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the year ended December 31, 2008 were $156,794.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2008 to April 30, 2009, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. A similar expense agreement was in place for the period May 1, 2007 through April 30, 2008. Amounts waived for the year ended December 31, 2008 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must

MSF-29

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-30

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Russell 2000 Index Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Russell 2000 Index Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2009

MSF-31

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-32

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-33

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-34

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-35

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-36

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-37

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. T. Rowe Price Large Cap Growth Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the T. Rowe Price Large Cap Growth Portfolio returned -41.9%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned -37.0%. The average return of its peer group, the Lipper Variable Insurance Products2 Large-Cap Growth Funds Universe, was -41.7% over the same period.

PORTFOLIO REVIEW

The worsening credit crisis, a slowing global economy, and falling commodity prices led to steep declines over the year in the S&P 500. All sectors posted double-digit negative returns, but the consumer staples and health care sectors held up better than the rest, as demand in these two groups is typically less affected by an economic slowdown. The financials and materials sectors were the biggest losers for the year, each declining by more than 45%. Small-cap stocks held up better than large-caps over the year, while value edged growth in the large-cap universe, according to major market indexes.

Stock selection was the primary reason for underperformance against the index. An underweight to financials was the primary contributor to outperformance against the index. The consumer discretionary, energy, and consumer staples sectors were the leading detractors from relative performance. Underweighting financials, the worst performing sector in the S&P 500 Index, made the largest contribution to outperformance. The Portfolio also benefited from avoiding or limiting losses from large companies that suffered substantial losses from the credit crisis. Some of these firms lost nearly all their market value before they were acquired or taken under federal conservatorship. The Portfolio remains cautious and underweight, with concentrations in the capital markets industry.

Stock selection in consumer discretionary was the leading cause of Portfolio underperformance. The hotels, restaurants, and leisure industry weighed heavily on results. Gaming holdings such as Las Vegas Sands and International Game Technology notably disappointed. In past downturns, gaming stocks have typically held up better than other groups in this sector, but this time the restricted access to capital undercut company development efforts. With consumer belt-tightening, online travel agent Expedia saw a significant drop in business.

Energy was a major source of weakness on stock selection. The Portfolio’s oil services holdings were hard hit, as exploration activity became less attractive in the face of dropping energy prices. Schlumberger declined on leveraging exploration spending, and on economic problems in Russia, where it has significant exposure. Smith International saw sharply decreasing revenues and margins from its major exposure in North America. Underweighting ExxonMobil hurt as the company has outperformed many energy firms. In a period of falling oil prices, the large integrated energy companies generally outperform because they are less leveraged to the price of oil. The Portfolio is still underweight this sector.

Underweighting and stock selection combined for detrimental relative results in consumer staples, which was the best performer in the index. At December 31, 2008, the Portfolio remained underweight to the benchmark, as we felt the recent investor inflows to these stocks had inflated valuations, and we did not see good long-term growth opportunities here.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of December 31, 2008

	T. Rowe Price Large Cap Growth Portfolio			S&P 500 Index
	Class A	Class B	Class E
1 Year	-41.9%	-42.0%	-41.9%	-37.0%
5 Year	-3.3	-3.6	-3.5	-2.2
10 Year	-0.7	—	—	-1.4
Since Inception	—	1.2	-3.0	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Apple, Inc.	3.6%
Gilead Sciences, Inc.	3.5%
Danaher Corp.	3.5%
Amazon.com, Inc.	3.4%
Google, Inc. (Class A)	3.0%
Medco Health Solutions, Inc.	2.8%
Microsoft Corp.	2.5%
Exxon Mobil Corp.	2.2%
Genentech, Inc.	2.2%
QUALCOMM, Inc.	2.1%

Top Sectors

% of Total Market Value
Information Technology	28.0%
Health Care	25.8%
Consumer Discretionary	9.6%
Consumer Staples	9.3%
Energy	7.4%
Industrials & Business Services	6.4%
Telecommunication Services	4.7%
Cash/Other	3.5%
Financials	2.9%
Materials	2.4%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
T. Rowe Price Large Cap Growth—Class A(a)	Actual	0.64%	$1,000.00	$638.67	$2.64
	Hypothetical	0.64%	$1,000.00	$1,021.88	$3.25

T. Rowe Price Large Cap Growth—Class B(a)	Actual	0.89%	$1,000.00	$638.55	$3.67
	Hypothetical	0.89%	$1,000.00	$1,020.61	$4.52

T. Rowe Price Large Cap Growth—Class E(a)	Actual	0.79%	$1,000.00	$638.36	$3.25
	Hypothetical	0.79%	$1,000.00	$1,021.12	$4.01

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—96.6% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.2%
General Dynamics Corp.	19,900	$1,146,041

Air Freight & Logistics—1.7%
Expeditors International of Washington, Inc.	161,600	5,376,432
United Parcel Service, Inc. (Class B) (a)	69,000	3,806,040

		9,182,472

Beverages—2.8%
PepsiCo, Inc.	185,500	10,159,835
The Coca-Cola Co.	98,000	4,436,460

		14,596,295

Biotechnology—7.0%
Amgen, Inc. (b)	56,400	3,257,100
Celgene Corp. (b)	64,300	3,554,504
Genentech, Inc. (b)	139,800	11,590,818
Gilead Sciences, Inc. (a) (b)	360,100	18,415,514

		36,817,936

Capital Markets—2.4%
BlackRock, Inc. (a)	16,900	2,267,135
Franklin Resources, Inc.	42,500	2,710,650
Northern Trust Corp.	40,800	2,127,312
State Street Corp.	56,500	2,222,145
The Goldman Sachs Group, Inc.	37,200	3,139,308

		12,466,550

Chemicals—1.8%
Monsanto Co.	36,700	2,581,845
Praxair, Inc.	116,900	6,939,184

		9,521,029

Communications Equipment—5.1%
Cisco Systems, Inc. (b)	460,400	7,504,520
Juniper Networks, Inc. (b)	210,200	3,680,602
QUALCOMM, Inc.	309,100	11,075,053
Research In Motion, Ltd. (b)	114,900	4,662,642

		26,922,817

Computers & Peripherals—4.3%
Apple, Inc. (a) (b)	219,500	18,734,325
Dell, Inc. (b)	194,700	1,993,728
EMC Corp. (b)	189,000	1,978,830

		22,706,883

Diversified Financial Services—0.5%
Moody’s Corp.	125,847	2,528,266

Electronic Equipment, Instruments & Components—0.7%
Dolby Laboratories, Inc. (Class A) (a) (b)	118,300	3,875,508

Energy Equipment & Services—3.0%
Baker Hughes, Inc.	14,700	471,429
Cameron International Corp. (a) (b)	96,000	1,968,000

Security Description	Shares	Value*

Energy Equipment & Services—(Continued)
Schlumberger, Ltd.	245,900	$10,408,947
Smith International, Inc.	129,400	2,961,966

		15,810,342

Food & Staples Retailing—2.8%
Costco Wholesale Corp.	126,400	6,636,000
CVS Caremark Corp.	179,590	5,161,417
SYSCO Corp.	130,500	2,993,670

		14,791,087

Food Products—2.1%
Groupe Danone (EUR)	87,885	5,304,296
Nestle S.A. (CHF)	147,260	5,803,896

		11,108,192

Health Care Equipment & Supplies—7.2%
Alcon, Inc.	39,800	3,549,762
Baxter International, Inc.	72,000	3,858,480
Becton, Dickinson & Co.	80,700	5,519,073
Covidien, Ltd.	143,350	5,195,004
Dentsply International, Inc.	70,800	1,999,392
Intuitive Surgical, Inc. (a) (b)	10,100	1,282,599
Medtronic, Inc.	289,100	9,083,522
St. Jude Medical, Inc. (b)	111,600	3,678,336
Stryker Corp.	91,100	3,639,445

		37,805,613

Health Care Providers & Services—7.7%
Aetna, Inc.	178,900	5,098,650
Express Scripts, Inc. (b)	123,300	6,779,034
Humana, Inc. (b)	32,100	1,196,688
McKesson Corp.	88,100	3,412,113
Medco Health Solutions, Inc. (b)	352,100	14,756,511
WellPoint, Inc. (b)	225,400	9,496,102

		40,739,098

Hotels, Restaurants & Leisure—1.5%
Wynn Resorts, Ltd. (a) (b)	7,500	316,950
Yum! Brands, Inc.	237,700	7,487,550

		7,804,500

Household Products—1.7%
Procter & Gamble Co.	140,305	8,673,655

Internet & Catalog Retail—4.1%
Amazon.com, Inc. (a) (b)	346,800	17,783,904
Expedia, Inc. (b)	200,645	1,653,315
priceline.com, Inc. (a) (b)	28,400	2,091,660

		21,528,879

Internet Software & Services—4.7%
Google, Inc. (Class A) (b)	51,500	15,843,975
Tencent Holdings, Ltd. (HKD)	432,800	2,817,631

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Internet Software & Services—(Continued)
VeriSign, Inc. (a) (b)	308,300	$5,882,364

		24,543,970

IT Services—5.1%
Accenture, Ltd. (Class A)	285,800	9,371,382
Automatic Data Processing, Inc.	190,900	7,510,006
Fiserv, Inc. (b)	94,400	3,433,328
MasterCard, Inc. (a)	1,900	271,567
Redecard S.A. (BRL)	92,400	1,030,252
The Western Union Co.	356,400	5,110,776
Visa, Inc. (a)	4,600	241,270

		26,968,581

Machinery—4.2%
Danaher Corp. (a)	324,700	18,381,267
Deere & Co.	103,000	3,946,960

		22,328,227

Media—2.7%
Shaw Communications, Inc.	246,100	4,351,048
The McGraw-Hill Cos., Inc.	430,500	9,983,295

		14,334,343

Metals & Mining—0.6%
BHP Billiton, Ltd. (AUD)	149,400	3,146,561

Oil, Gas & Consumable Fuels—4.4%
Chevron Corp.	47,000	3,476,590
EOG Resources, Inc.	59,200	3,941,536
Exxon Mobil Corp.	146,416	11,688,389
Petroleo Brasileiro S.A. (ADR)	201,600	4,114,656

		23,221,171

Pharmaceuticals—3.9%
Allergan, Inc.	161,800	6,523,776
Elan Corp., Plc. (ADR) (a) (b)	238,400	1,430,400
Novo Nordisk A/S (DKK)	36,800	1,872,729
Teva Pharmaceutical Industries, Ltd. (ADR) (a)	58,600	2,494,602
Wyeth	216,600	8,124,666

		20,446,173

Road & Rail—0.2%
Union Pacific Corp. (a)	24,800	1,185,440

Semiconductors & Semiconductor Equipment—1.4%
Broadcom Corp. (b)	73,900	1,254,083
Intel Corp. (a)	178,900	2,622,674
Marvell Technology Group, Ltd. (b)	560,400	3,737,868

		7,614,625

Software—6.7%
Adobe Systems, Inc. (b)	89,100	1,896,939
Autodesk, Inc. (a) (b)	234,900	4,615,785
Electronic Arts, Inc. (b)	100,205	1,607,288

Security Description	Shares	Value*

Software—(Continued)
McAfee, Inc. (b)	118,500	$4,096,545
Microsoft Corp.	666,900	12,964,536
Nintendo Co., Ltd. (JPY)	16,300	6,262,377
Salesforce.com, Inc. (a) (b)	119,800	3,834,798

		35,278,268

Specialty Retail—0.5%
The TJX Cos., Inc.	123,600	2,542,452

Textiles, Apparel & Luxury Goods—0.9%
Nike, Inc. (a)	88,900	4,533,900

Wireless Telecommunication Services—4.7%
American Tower Corp. (Class A) (a) (b)	303,800	8,907,416
Crown Castle International Corp. (a) (b)	453,700	7,976,046
Leap Wireless International, Inc. (a) (b)	103,300	2,777,737
MetroPCS Communications, Inc. (a) (b)	340,200	5,051,970

		24,713,169

Total Common Stock (Identified Cost $682,378,028)		508,882,043

Short Term Investments—11.1%

Mutual Funds—11.1%
State Street Navigator Securities Lending Prime Portfolio (c)	42,501,379	42,501,379
T. Rowe Price Reserve Investment Fund (d)	15,889,578	15,889,578

Total Short Term Investments (Identified Cost $58,390,957)		58,390,957

Total Investments—107.7% (Identified Cost $740,768,985) (e)		567,273,000
Liabilities in excess of other assets		(40,339,415)

Total Net Assets—100%		$526,933,585

(a)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $42,438,046 and the collateral received consisted of cash in the amount of $42,501,379. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated issuer. See below.
(e)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $746,087,940 and the composition of unrealized appreciation and depreciation of investment securities was $7,029,305 and $(185,844,245), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CHF)—	Swiss Franc

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2008

(DKK)—	Danish Krone
(EUR)—	Euro
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen

Affiliated Issuer

Security Description	Number of Shares Held at 12/31/2007	Shares Purchased Since 12/31/2007	Shares Sold Since 12/31/2007	Number of Shares Held at 12/31/2008	Realized Gain/Loss on Shares Sold	Income for Year Ended 12/31/2008
T. Rowe Price Reserve Investment Fund	25,468,225	210,980,818	(220,559,465)	15,889,578	$0	$435,806

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$541,035,258	$0
Level 2 - Other Significant Observable Inputs	26,237,742	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$567,273,000	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$567,273,000
Foreign cash at value (c)		1,954,474
Receivable for:
Securities sold		191,054
Fund shares sold		328,771
Accrued interest and dividends		723,455
Foreign taxes		85,662

Total Assets		570,556,416
Liabilities
Payable for:
Securities purchased	$558,388
Fund shares redeemed	226,311
Withholding taxes	185
Collateral for securities loaned	42,501,379
Accrued expenses:
Management fees	255,436
Service and distribution fees	35,098
Other expenses	46,034

Total Liabilities		43,622,831

Net Assets		$526,933,585

Net assets consists of:
Capital paid in		$788,679,216
Undistributed net investment income		3,209,107
Accumulated net realized losses		(91,472,168)
Unrealized depreciation on investments and foreign currency		(173,482,570)

Net Assets		$526,933,585

Computation of offering price:
Class A
Net asset value and redemption price per share ($349,388,135 divided by 38,593,299 shares outstanding)		$9.05

Class B
Net asset value and redemption price per share ($161,931,582 divided by 17,973,328 shares outstanding)		$9.01

Class E
Net asset value and redemption price per share ($15,613,868 divided by 1,730,796 shares outstanding)		$9.02

(a) Identified cost of investments		$740,768,985

(b) Includes cash collateral for securities loaned of		$42,501,379

(c) Identified cost of foreign cash		$1,937,450

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$8,291,291 (a)
Interest		316,577 (b)
Interest from affiliates		435,806

		9,043,674
Expenses
Management fees	$4,368,011
Service and distribution fees—Class B	588,932
Service and distribution fees—Class E	35,905
Directors’ fees and expenses	31,907
Custodian	170,989
Audit and tax services	36,941
Legal	12,435
Printing	158,058
Insurance	9,675
Miscellaneous	22,597

Total expenses	5,435,450
Expense reductions	(20,427)
Management fee waivers	(122,613)	5,292,410

Net Investment Income		3,751,264

Realized and Unrealized Loss
Realized gain (loss) on:
Investments—net	(87,059,396)
Futures contracts—net	500,922
Foreign currency transactions—net	(380,247)	(86,938,721)

Change in unrealized appreciation (depreciation) on:
Investments—net	(277,657,644)
Foreign currency transactions—net	5,269	(277,652,375)

Net loss		(364,591,096)

Net Decrease in Net Assets From Operations		$(360,839,832)

(a)	Net of foreign taxes of $254,524.
(b)	Includes income on securities loaned of $314,902.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$3,751,264	$4,267,220
Net realized gain (loss)	(86,938,721)	40,192,023
Unrealized appreciation (depreciation)	(277,652,375)	21,456,162

Increase (decrease) in net assets from operations	(360,839,832)	65,915,405

From Distributions to Shareholders
Net investment income
Class A	(2,889,397)	(2,029,262)
Class B	(698,154)	(535,551)
Class E	(102,304)	(92,499)

	(3,689,855)	(2,657,312)

Net realized gain
Class A	(27,629,858)	(4,030,340)
Class B	(13,352,198)	(2,470,445)
Class E	(1,397,544)	(275,570)

	(42,379,600)	(6,776,355)

Total distributions	(46,069,455)	(9,433,667)

Increase in net assets from capital share transactions	57,214,320	136,440,858

Net increase (decrease) in net assets	(349,694,967)	192,922,596

Net Assets
Beginning of the period	876,628,552	683,705,956

End of the period	$526,933,585	$876,628,552

Undistributed Net Investment Income
End of the period	$3,209,107	$3,618,628

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	10,609,211	$132,411,115	18,615,964	$299,429,944
Reinvestments	2,104,776	30,519,255	381,587	6,059,602
Redemptions	(7,651,482)	(106,168,770)	(8,709,171)	(140,654,691)

Net increase	5,062,505	$56,761,600	10,288,380	$164,834,855

Class B
Sales	3,550,685	$45,815,236	4,092,071	$65,765,107
Reinvestments	972,343	14,050,352	189,773	3,005,996
Redemptions	(4,357,772)	(56,349,953)	(6,126,259)	(96,631,962)

Net increase (decrease)	165,256	$3,515,635	(1,844,415)	$(27,860,859)

Class E
Sales	457,373	$5,923,875	620,754	$10,039,787
Reinvestments	103,724	1,499,848	23,222	368,069
Redemptions	(788,254)	(10,486,638)	(679,344)	(10,940,994)

Net decrease	(227,157)	$(3,062,915)	(35,368)	$(533,138)

Increase derived from capital share transactions		$57,214,320		$136,440,858

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.48	$15.27	$13.53	$12.77	$11.64

Income From Investment Operations
Net investment income	0.08 (a)	0.10 (a)	0.09 (a)	0.05	0.08
Net realized and unrealized gain (loss) of investments	(6.66)	1.32	1.70	0.78	1.07

Total from investment operations	(6.58)	1.42	1.79	0.83	1.15

Less Distributions
Distributions from net investment income	(0.08)	(0.07)	(0.05)	(0.07)	(0.02)
Distributions from net realized capital gains	(0.77)	(0.14)	0.00	0.00	0.00

Total distributions	(0.85)	(0.21)	(0.05)	(0.07)	(0.02)

Net Asset Value, End of Period	$9.05	$16.48	$15.27	$13.53	$12.77

Total Return (%)	(41.9)	9.4	13.2	6.6	9.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.65	0.66	0.68	0.71	0.74
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.64	0.65	0.68	0.70	0.73
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.67	0.67	0.70	N/A	N/A
Ratio of net investment income to average net assets (%)	0.61	0.64	0.65	0.44	0.68
Portfolio turnover rate (%)	59	61	55	35	37
Net assets, end of period (000)	$349,388	$552,460	$354,798	$235,513	$198,913

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.40	$15.19	$13.47	$12.72	$11.60

Income From Investment Operations
Net investment income	0.05 (a)	0.06 (a)	0.05 (a)	0.01	0.05
Net realized and unrealized gain (loss) of investments	(6.63)	1.32	1.68	0.79	1.08

Total from investment operations	(6.58)	1.38	1.73	0.80	1.13

Less Distributions
Distributions from net investment income	(0.04)	(0.03)	(0.01)	(0.05)	(0.01)
Distributions from net realized capital gains	(0.77)	(0.14)	0.00	0.00	0.00

Total distributions	(0.81)	(0.17)	(0.01)	(0.05)	(0.01)

Net Asset Value, End of Period	$9.01	$16.40	$15.19	$13.47	$12.72

Total Return (%)	(42.0)	9.2	12.9	6.3	9.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.90	0.91	0.93	0.96	0.99
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.89	0.90	0.93	0.95	0.98
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.92	0.92	0.95	N/A	N/A
Ratio of net investment income to average net assets (%)	0.35	0.39	0.34	0.20	0.93
Portfolio turnover rate (%)	59	61	55	35	37
Net assets, end of period (000)	$161,932	$292,019	$298,582	$106,181	$48,955

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$16.42	$15.21	$13.49	$12.73	$11.61

Income From Investment Operations
Net investment income	0.06 (a)	0.08 (a)	0.07 (a)	0.04	0.06
Net realized and unrealized gain (loss) of investments	(6.63)	1.32	1.68	0.77	1.08

Total from investment operations	(6.57)	1.40	1.75	0.81	1.14

Less Distributions
Distributions from net investment income	(0.06)	(0.05)	(0.03)	(0.05)	(0.02)
Distributions from net realized capital gains	(0.77)	(0.14)	0.00	0.00	0.00

Total distributions	(0.83)	(0.19)	(0.03)	(0.05)	(0.02)

Net Asset Value, End of Period	$9.02	$16.42	$15.21	$13.49	$12.73

Total Return (%)	(41.9)	9.3	13.0	6.4	9.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.80	0.81	0.83	0.86	0.89
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.79	0.80	0.83	0.85	0.88
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.82	0.82	0.85	N/A	N/A
Ratio of net investment income to average net assets (%)	0.45	0.50	0.51	0.29	0.56
Portfolio turnover rate (%)	59	61	55	35	37
Net assets, end of period (000)	$15,614	$32,149	$30,325	$28,968	$27,341

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-12

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-13

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income

MSF-14

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had $40,338,334 in capital loss carryforwards expiring on December 31, 2016.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$12,048,296	$2,657,312	$34,021,159	$6,776,355	$—	$—	$46,069,455	$9,433,667

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$3,209,108	$—	$(178,801,525)	$(40,338,334)	$(215,930,751)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(45,814,880)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$442,742,948	$0	$422,153,153

MSF-15

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$4,368,011	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2008 to April 30, 2009, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.015% of the first $50 million of the Portfolio’s average daily net assets. A similar agreement was in place for the period May 1, 2007 through April 30, 2008. Amounts waived for the year ended December 31, 2008 are shown as management fee waivers in the Statement of Operations.

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the year ended December 31, 2008 are shown as management fee waivers in the Statement of Operations of the respective Portfolios.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must

MSF-16

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Large Cap Growth Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the T. Rowe Price Large Cap Growth Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2009

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-21

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-22

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

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with MetLife eDeliverys® while helping MetLife preserve the planet’s natural resources.

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Metropolitan Series Fund, Inc. T. Rowe Price Small Cap Growth Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the T. Rowe Price Small Cap Growth Portfolio returned -36.2%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) U.S. Small Cap Growth Index1 , which returned -40.1%. The average return of its peer group, the Lipper Variable Insurance Products2 Small-Cap Growth Funds Universe, was -41.1% over the same period.

PORTFOLIO REVIEW

U.S. stocks had sharply negative returns as a result of ongoing turmoil in the financial sector and the severe economic downturn. As measured by various Russell indexes, large-cap stocks held up better than those of small- and mid-sized companies. Within the small-cap universe, value stocks held up better than growth. Within the small-cap growth benchmark, no sector had positive returns for the year. Defensive-oriented health care and consumer staples shares held up best, while telecommunications, energy, and utilities sectors all lost more than half their value.

It was security selection decisions that made information technology shares the leading contributors to relative return, followed by holdings in the consumer discretionary and financials segments. However, not all of our stock selection decisions worked as well, as the Portfolio’s industrials stake underperformed the index.

The key contribution to relative return came from stock picks in the information technology sector. A leading contributor in this sector was NCI Inc., which provides technology services to government agencies. The company is relatively insulated from the economic downturn and continues to win work orders and contracts. Positioning in the communication equipment industry also contributed, as it helped to avoid a number of poor performers. Stock picks in the electronic equipment segment also helped, behind a stake in military contractor FLIR Systems.

Consumer discretionary shares were other key sources of strength. Here it helped to avoid the hard-hit media segment, which suffered from declining advertising revenues. The Portfolio also benefited from holdings in continuing-education companies ITT Educational Services and DeVry, which saw enrollments increase as workers sought additional skills and qualifications. Workplace child-care provider Bright Horizons Family Solutions contributed after being acquired at a premium.

Stock picks in the financials segment also aided relative results, with the Portfolio continuing to benefit from positioning among insurance companies. These companies were somewhat insulated from the credit crisis in the sense that they don’t face the risk of “run on the bank” as do many of the hardest hit companies in the sector. The leading contributor was Philadelphia Consolidated, which was acquired at a premium. Property and casualty firm HCC Insurance Holdings used its relatively healthy financial position to acquire two smaller competitors. In the capital market industry, boutique M&A advisory firm Greenhill performed well on strength in its high-margin business despite difficulties in the broader economy.

Industrials and business services shares were the leading detractors from relative return, largely due to stock picks in the machinery industry. The leading detractor in this segment was Bucyrus International, which makes mining equipment. The company saw demand for its products fall along with commodity prices and the outlook for growth. In addition, business support systems provider Advisory Board struggled throughout the period. This was primarily due to a slowdown in expected revenue growth.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Morgan Stanley Capital International (MSCI) U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

MSCI U.S. SMALL CAP GROWTH INDEX

Average Annual Returns as of December 31, 2008

	T. Rowe Price Small Cap Growth Portfolio			MSCI U.S. Small Cap Growth Index
	Class A	Class B	Class E
1 Year	-36.2%	-36.3%	-36.3%	-40.1%
5 Year	-2.1	-2.3	-2.3	-1.5
10 Year	-0.2	—	—	2.4
Since Inception	—	3.4	-1.6	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
FLIR Systems, Inc.	1.2%
ITT Educational Services, Inc.	1.1%
NCI, Inc.	1.1%
DeVry, Inc.	1.0%
Actuant Corp.	1.0%
Stericycle, Inc.	0.9%
Waste Connections, Inc.	0.9%
Comstock Resources, Inc.	0.9%
Greenhill & Co., Inc.	0.8%
Church & Dwight Co., Inc.	0.8%

Top Sectors

% of Total Market Value
Information Technology	24.7%
Health Care	20.3%
Industrials & Business Services	19.0%
Consumer Discretionary	14.1%
Financials	6.8%
Energy	6.2%
Consumer Staples	3.5%
Materials	2.7%
Telecommunication Services	1.4%
Cash/Other	1.3%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
T. Rowe Price Small Cap Growth—Class A(a)	Actual	0.58%	$1,000.00	$664.95	$2.43
	Hypothetical	0.58%	$1,000.00	$1,022.19	$2.95

T. Rowe Price Small Cap Growth—Class B(a)	Actual	0.83%	$1,000.00	$663.90	$3.47
	Hypothetical	0.83%	$1,000.00	$1,020.91	$4.22

T. Rowe Price Small Cap Growth—Class E(a)	Actual	0.73%	$1,000.00	$664.92	$3.06
	Hypothetical	0.73%	$1,000.00	$1,021.42	$3.71

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-4

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—98.9% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.4%
Alliant Techsystems, Inc. (a) (b)	29,300	$2,512,768
Ceradyne, Inc. (a) (b)	35,100	712,881
Esterline Technologies Corp. (b)	22,000	833,580
Heico Corp. (Class A)	17,100	495,216
Teledyne Technologies, Inc. (b)	51,900	2,312,145
TransDigm Group, Inc. (a) (b)	23,700	795,609

		7,662,199

Air Freight & Logistics—1.3%
HUB Group, Inc. (Class A) (b)	71,700	1,902,201
UTi Worldwide, Inc.	148,600	2,130,924

		4,033,125

Airlines—0.2%
Skywest, Inc.	30,400	565,440

Auto Components—0.3%
Drew Industries, Inc. (a) (b)	27,600	331,200
Gentex Corp. (a)	54,800	483,884

		815,084

Beverages—0.3%
The Boston Beer Co., Inc. (a) (b)	34,787	987,951

Biotechnology—5.8%
Acorda Therapeutics, Inc. (a) (b)	23,500	481,985
Alexion Pharmaceuticals, Inc. (a) (b)	60,300	2,182,257
Alkermes, Inc. (b)	71,400	760,410
Allos Therapeutics, Inc. (b)	37,300	228,276
Alnylam Pharmaceuticals, Inc. (a) (b)	11,700	289,341
Amylin Pharmaceuticals, Inc. (a) (b)	28,800	312,480
Array Biopharma, Inc. (a) (b)	21,400	86,670
BioMarin Pharmaceutical, Inc. (a) (b)	77,100	1,372,380
Cepheid (a) (b)	36,600	379,908
Cougar Biotechnology, Inc. (a) (b)	12,800	332,800
Cubist Pharmaceuticals, Inc. (a) (b)	38,400	927,744
Facet Biotech Corp. (a)	14,280	136,945
Human Genome Sciences, Inc. (a) (b)	70,000	148,400
Idenix Pharmaceuticals, Inc. (b)	16,400	94,956
Incyte Corp. (a) (b)	225,000	852,750
Isis Pharmaceuticals, Inc. (a) (b)	14,900	211,282
Lexicon Pharmaceuticals, Inc. (a) (b)	80,900	113,260
Martek Biosciences Corp. (a) (b)	21,200	642,572
Medarex, Inc. (a) (b)	68,100	379,998
Momenta Pharmaceuticals, Inc. (a) (b)	11,300	131,080
Myriad Genetics, Inc. (b)	30,600	2,027,556
Onyx Pharmaceuticals, Inc. (a) (b)	35,900	1,226,344
OSI Pharmaceuticals, Inc. (a) (b)	37,200	1,452,660
PDL BioPharma, Inc. (a) (b)	71,400	441,252
Pharmasset, Inc. (b)	18,100	237,291
Regeneron Pharmaceuticals, Inc. (a) (b)	55,900	1,026,324
Seattle Genetics, Inc. (a) (b)	40,500	362,070
Senomyx, Inc. (a) (b)	69,600	194,184
Theravance, Inc. (a) (b)	29,800	369,222
United Therapeutics Corp. (a) (b)	15,800	988,290

		18,390,687

Security Description	Shares	Value*

Capital Markets—1.8%
Affiliated Managers Group, Inc. (b)	22,049	$924,294
Cohen & Steers, Inc. (a)	13,100	143,969
GFI Group, Inc.	50,500	178,770
Greenhill & Co., Inc. (a)	38,200	2,665,214
Knight Capital Group, Inc. (b)	20,300	327,845
optionsXpress Holdings, Inc. (a)	38,700	517,032
Penson Worldwide, Inc. (b)	22,200	169,164
RiskMetrics Group, Inc. (b)	24,600	366,294
Stifel Financial Corp. (b)	11,700	536,445

		5,829,027

Chemicals—1.4%
Airgas, Inc.	45,000	1,754,550
Koppers Holdings, Inc.	40,100	866,962
Nalco Holding Co.	89,700	1,035,138
The Scotts Miracle-Gro Co.	31,200	927,264

		4,583,914

Commercial & Professional Services—3.3%
American Ecology Corp.	27,300	552,279
Clean Harbors, Inc. (b)	21,600	1,370,304
Copart, Inc. (b)	37,200	1,011,468
Rollins, Inc.	43,000	777,440
Stericycle, Inc. (b)	58,100	3,025,848
The Brink’s Co.	34,300	921,984
Waste Connections, Inc. (b)	93,000	2,936,010

		10,595,333

Commercial Banks—1.7%
Bank of the Ozarks, Inc.	13,000	385,320
Glacier Bancorp, Inc.	46,300	880,626
Home Bancshares, Inc.	13,500	363,825
Pinnacle Financial Partners, Inc. (b)	40,100	1,195,381
Signature Bank (b)	38,800	1,113,172
SVB Financial Group (b)	31,000	813,130
Texas Capital Bancshares, Inc. (b)	51,400	686,704

		5,438,158

Communications Equipment—2.8%
Adtran, Inc.	59,700	888,336
Avocent Corp. (a) (b)	31,625	566,404
Blue Coat Systems, Inc. (a) (b)	60,700	509,880
CommScope, Inc. (b)	56,900	884,226
Comtech Telecommunications Corp. (a) (b)	52,000	2,382,640
Emulex Corp. (b)	42,800	298,744
F5 Networks, Inc. (a) (b)	94,500	2,160,270
Plantronics, Inc. (a)	38,200	504,240
Polycom, Inc. (b)	57,493	776,730

		8,971,470

Computers & Peripherals—0.2%
Intermec, Inc. (a) (b)	25,700	341,296
Palm, Inc. (a) (b)	113,400	348,138

		689,434

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Construction & Engineering—0.6%
Dycom Industries, Inc. (b)	27,000	$221,940
Perini Corp. (a) (b)	16,700	390,446
Quanta Services, Inc. (b)	65,724	1,301,335

		1,913,721

Consumer Finance—0.1%
World Acceptance Corp. (a) (b)	17,200	339,872

Containers & Packaging—0.6%
Crown Holdings, Inc. (b)	66,500	1,276,800
Greif, Inc.	17,500	585,025

		1,861,825

Distributors—0.3%
LKQ Corp. (a) (b)	87,900	1,024,914

Diversified Consumer Services—3.6%
American Public Education, Inc. (b)	15,300	569,007
Brink’s Home Security Holdings, Inc. (b)	34,300	751,856
Capella Education Co. (a) (b)	22,500	1,322,100
DeVry, Inc.	57,500	3,301,075
ITT Educational Services, Inc. (a) (b)	38,400	3,647,232
Matthews International Corp.	34,800	1,276,464
Steiner Leisure, Ltd. (b)	23,400	690,768

		11,558,502

Diversified Financial Services—0.6%
Interactive Brokers Group, Inc. (b)	46,300	828,307
MSCI, Inc. (b)	66,500	1,181,040

		2,009,347

Diversified Telecommunication Services—0.4%
Cbeyond, Inc. (a) (b)	31,900	509,762
tw telecom, inc. (a) (b)	77,600	657,272

		1,167,034

Electrical Equipment—1.8%
Acuity Brands, Inc. (a)	56,900	1,986,379
Ametek, Inc.	59,000	1,782,390
II-VI, Inc. (b)	64,600	1,233,214
Thomas & Betts Corp. (b)	34,200	821,484

		5,823,467

Electronic Equipment, Instruments & Components—3.9%
CyberOptics Corp. (a) (b)	103,937	540,473
Dolby Laboratories, Inc. (Class A) (a) (b)	58,600	1,919,736
DTS, Inc. (a) (b)	10,900	200,015
FLIR Systems, Inc. (a) (b)	121,500	3,727,620
Itron, Inc. (a) (b)	26,800	1,708,232
Mettler Toledo International, Inc. (b)	38,700	2,608,380
Rofin-Sinar Technologies, Inc. (a) (b)	36,600	753,228
Trimble Navigation, Ltd. (b)	30,900	667,749
TTM Technologies, Inc. (a) (b)	77,100	401,691

		12,527,124

Security Description	Shares	Value*

Energy Equipment & Services—3.5%
Atwood Oceanics, Inc. (b)	44,400	$678,432
Complete Production Services, Inc. (b)	103,600	844,340
Core Laboratories NV (a)	28,200	1,688,052
Dawson Geophysical Co. (a) (b)	15,500	276,055
Dresser-Rand Group, Inc. (b)	62,100	1,071,225
Gulf Island Fabrication, Inc.	15,900	229,119
Helmerich & Payne, Inc.	18,100	411,775
IHS, Inc. (b)	25,400	950,468
ION Geophysical Corp. (a) (b)	104,300	357,749
Oceaneering International, Inc. (b)	38,200	1,113,148
Oil States International, Inc. (b)	69,400	1,297,086
Superior Energy Services, Inc. (b)	77,900	1,240,947
Tetra Technologies, Inc. (b)	98,700	479,682
Unit Corp. (b)	13,500	360,720

		10,998,798

Food Products—0.6%
Flowers Foods, Inc. (a)	63,700	1,551,732
Ralcorp Holdings, Inc. (b)	6,200	362,080

		1,913,812

Health Care Equipment & Supplies—4.4%
American Medical Systems Holdings, Inc. (a) (b)	47,600	427,924
ArthroCare Corp. (a) (b)	33,300	158,841
Edwards Lifesciences Corp. (b)	35,500	1,950,725
Gen-Probe, Inc. (b)	51,500	2,206,260
IDEXX Laboratories, Inc. (a) (b)	44,800	1,616,384
Immucor, Inc. (b)	81,950	2,178,231
Integra LifeSciences Holdings Corp. (a) (b)	12,800	455,296
Meridian Bioscience, Inc. (a)	96,400	2,455,308
ResMed, Inc. (b)	38,400	1,439,232
Stereotaxis, Inc. (a) (b)	34,100	150,040
STERIS Corp.	44,600	1,065,494

		14,103,735

Health Care Providers & Services—5.4%
Alliance Imaging, Inc. (b)	66,000	526,020
Amedisys, Inc. (a) (b)	35,533	1,468,934
Catalyst Health Solutions, Inc. (b)	62,100	1,512,135
Centene Corp. (b)	55,500	1,093,905
Chemed Corp. (a)	18,100	719,837
Chindex International, Inc. (b)	27,400	217,830
Corvel Corp. (b)	20,700	454,986
Gentiva Health Services, Inc. (b)	63,200	1,849,232
Healthsouth Corp. (a) (b)	89,700	983,112
Healthspring, Inc. (b)	40,400	806,788
Healthways, Inc. (b)	21,400	245,672
inVentiv Health, Inc. (b)	33,200	383,128
LifePoint Hospitals, Inc. (a) (b)	33,900	774,276
Mednax, Inc. (b)	27,600	874,920
PharMerica Corp. (a) (b)	90,000	1,410,300
PSS World Medical, Inc. (a) (b)	49,800	937,236
Psychiatric Solutions, Inc. (a) (b)	38,600	1,075,010
Sun Healthcare Group, Inc. (b)	79,500	703,575
VCA Antech, Inc. (a) (b)	55,700	1,107,316

		17,144,212

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Technology—0.5%
Cerner Corp. (a) (b)	26,200	$1,007,390
Phase Forward, Inc. (b)	29,700	371,844
Vital Images, Inc. (b)	17,500	243,425

		1,622,659

Hotels, Restaurants & Leisure—2.8%
Burger King Holdings, Inc.	78,000	1,862,640
Chipotle Mexican Grill, Inc. (b)	21,700	1,243,193
Choice Hotels International, Inc. (a)	28,900	868,734
Orient-Express Hotels, Ltd. (Class A) (a) (b)	17,800	136,348
Panera Bread Co. (a) (b)	14,900	778,376
Red Robin Gourmet Burgers, Inc. (a) (b)	49,500	833,085
Sonic Corp. (a) (b)	52,462	638,463
WMS Industries, Inc. (b)	96,150	2,586,435

		8,947,274

Household Durables—0.3%
Jarden Corp. (a) (b)	44,200	508,300
Tempur-Pedic International, Inc. (b)	42,900	304,161

		812,461

Household Products—0.8%
Church & Dwight Co., Inc.	47,200	2,648,864

Insurance—2.2%
Amtrust Financial Services, Inc.	49,600	575,360
HCC Insurance Holdings, Inc.	78,600	2,102,550
Max Capital Group, Ltd.	41,000	725,700
Navigators Group, Inc. (b)	15,900	873,069
RLI Corp.	16,900	1,033,604
StanCorp Financial Group, Inc.	38,900	1,624,853

		6,935,136

Internet & Catalog Retail—1.0%
Blue Nile, Inc. (a) (b)	9,425	230,818
PetMed Express, Inc. (a) (b)	27,400	483,062
priceline.com, Inc. (a) (b)	33,800	2,489,370

		3,203,250

Internet Software & Services—2.0%
Art Technology Group, Inc. (b)	122,400	236,232
Digital River, Inc. (b)	54,700	1,356,560
Interwoven, Inc. (b)	42,900	540,540
j2 Global Communications, Inc. (a) (b)	57,600	1,154,304
MercadoLibre, Inc. (a) (b)	21,600	354,456
Omniture, Inc. (a) (b)	35,649	379,305
SINA Corp. (a) (b)	42,000	972,300
ValueClick, Inc. (b)	80,100	547,884
Websense, Inc. (b)	47,500	711,075

		6,252,656

IT Services—4.8%
CACI International, Inc. (Class A) (a) (b)	31,700	1,429,353
Cybersource Corp. (b)	118,900	1,425,611

Security Description	Shares	Value*

IT Services—(Continued)
Genpact, Ltd. (b)	44,700	$367,434
Global Payments, Inc.	69,020	2,263,166
Heartland Payment Systems, Inc. (a)	79,700	1,394,750
Mantech International Corp. (b)	14,800	802,012
NCI, Inc. (b)	120,734	3,637,715
NeuStar, Inc. (b)	39,300	751,809
Perot Systems Corp. (b)	116,800	1,596,656
RightNow Technologies, Inc. (a) (b)	108,400	837,932
SRA International, Inc. (b)	45,400	783,150

		15,289,588

Leisure Equipment & Products—0.6%
Polaris Industries, Inc. (a)	38,400	1,100,160
Pool Corp. (a)	47,200	848,184

		1,948,344

Life Sciences Tools & Services—2.9%
Bio-Rad Laboratories, Inc. (b)	11,800	888,658
Dionex Corp. (b)	11,200	502,320
eResearch Technology, Inc. (a) (b)	64,700	428,961
Exelixis, Inc. (a) (b)	83,400	418,668
Illumina, Inc. (a) (b)	77,300	2,013,665
Life Technologies Corp. (a) (b)	55,000	1,282,050
Parexel International Corp. (b)	49,400	479,674
Techne Corp. (b)	37,800	2,438,856
Varian, Inc. (b)	22,700	760,677

		9,213,529

Machinery—4.7%
Actuant Corp.	159,500	3,033,690
Bucyrus International, Inc. (a)	31,600	585,232
Chart Industries, Inc. (b)	39,300	417,759
Gardner Denver, Inc. (b)	35,000	816,900
Graco, Inc. (a)	42,100	999,033
IDEX Corp. (a)	60,300	1,456,245
Kennametal, Inc.	27,300	605,787
Nordson Corp. (a)	30,700	991,303
RBC Bearings, Inc. (b)	27,900	565,812
Robbins & Myers, Inc.	31,400	507,738
The Middleby Corp. (a) (b)	25,600	698,112
The Toro Co. (a)	49,200	1,623,600
Valmont Industries, Inc. (a)	14,800	908,128
Wabtec Corp.	46,300	1,840,425

		15,049,764

Marine—0.4%
Horizon Lines, Inc. (a)	21,000	73,290
Kirby Corp. (b)	43,900	1,201,104

		1,274,394

Media—1.2%
Interactive Data Corp.	37,300	919,818
John Wiley & Sons, Inc.	45,700	1,626,006
Marvel Entertainment, Inc. (a) (b)	42,700	1,313,025

		3,858,849

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Metals & Mining—0.7%
Carpenter Technology Corp.	37,400	$768,196
Compass Minerals International, Inc.	24,800	1,454,768

		2,222,964

Multiline Retail—0.4%
Big Lots, Inc. (a) (b)	80,300	1,163,547

Oil, Gas & Consumable Fuels—3.1%
Bill Barrett Corp. (a) (b)	35,300	745,889
Cabot Oil & Gas Corp.	27,100	704,600
Comstock Resources, Inc. (b)	57,500	2,716,875
Concho Resources, Inc. (b)	38,300	874,006
Foundation Coal Holdings, Inc.	38,900	545,378
Frontier Oil Corp.	38,400	484,992
Mariner Energy, Inc. (b)	73,336	748,027
Penn Virginia Corp.	61,100	1,587,378
PetroQuest Energy, Inc. (a) (b)	42,300	285,948
St. Mary Land & Exploration Co.	55,900	1,135,329

		9,828,422

Personal Products—1.7%
Alberto-Culver Co.	86,000	2,107,860
Chattem, Inc. (a) (b)	25,100	1,795,403
Herbalife, Ltd.	45,000	975,600
NBTY, Inc. (b)	41,400	647,910

		5,526,773

Pharmaceuticals—1.3%
Cadence Pharmaceuticals, Inc. (a) (b)	28,926	209,135
The Medicines Co. (b)	75,600	1,113,588
Valeant Pharmaceuticals International (a) (b)	69,500	1,591,550
ViroPharma, Inc. (a) (b)	43,600	567,672
XenoPort, Inc. (a) (b)	29,700	744,876

		4,226,821

Professional Services—2.3%
Administaff, Inc.	28,100	609,208
Heidrick & Struggles International, Inc. (a)	24,300	523,422
Huron Consulting Group, Inc. (a) (b)	26,400	1,511,928
Korn/Ferry International (b)	35,500	405,410
Navigant Consulting, Inc. (b)	22,400	355,488
Resources Connection, Inc. (b)	115,500	1,891,890
The Corporate Executive Board Co.	27,600	608,856
Watson Wyatt Worldwide, Inc.	27,900	1,334,178

		7,240,380

Real Estate Investment Trusts—0.1%
PS Business Parks, Inc.	5,400	241,164

Real Estate Management & Development—0.2%
Jones Lang LaSalle, Inc. (a)	18,400	509,680

Road & Rail—0.9%
Landstar System, Inc. (a)	58,500	2,248,155
Old Dominion Freight Line, Inc. (a) (b)	19,100	543,586

		2,791,741

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—4.3%
Advanced Energy Industries, Inc. (b)	104,800	$1,042,760
Cabot Microelectronics Corp. (b)	20,000	521,400
Cohu, Inc.	58,700	713,205
Cymer, Inc. (a) (b)	47,800	1,047,298
Diodes, Inc. (a) (b)	32,700	198,162
Entegris, Inc. (b)	125,500	274,845
FormFactor, Inc. (b)	40,700	594,220
Integrated Device Technology, Inc. (b)	85,750	481,058
Intersil Corp.	56,664	520,742
Micrel, Inc.	105,200	769,012
Microsemi Corp. (b)	81,700	1,032,688
ON Semiconductor Corp. (a) (b)	366,900	1,247,460
Pericom Semiconductor Corp. (b)	36,435	199,664
PMC-Sierra, Inc. (b)	107,700	523,422
Semtech Corp. (b)	98,400	1,108,968
Silicon Laboratories, Inc. (b)	52,400	1,298,472
Standard Microsystems Corp. (b)	12,600	205,884
Varian Semiconductor Equipment Associates, Inc. (a) (b)	86,650	1,570,098
Verigy, Ltd. (b)	42,900	412,698

		13,762,056

Software—6.7%
Actuate Corp. (a) (b)	134,619	398,472
Ansys, Inc. (b)	85,730	2,391,010
Blackboard, Inc. (a) (b)	55,800	1,463,634
Commvault Systems, Inc. (b)	16,200	217,242
Epicor Software Corp. (a) (b)	58,000	278,400
FactSet Research Systems, Inc. (a)	48,900	2,163,336
Informatica Corp. (b)	184,600	2,534,558
Jack Henry & Associates, Inc.	36,100	700,701
Kenexa Corp. (a) (b)	51,600	411,768
Lawson Software, Inc. (b)	69,400	328,956
Macrovision Solutions Corp. (b)	66,600	842,490
MICROS Systems, Inc. (b)	79,300	1,294,176
Monotype Imaging Holdings, Inc. (b)	45,600	264,480
Parametric Technology Corp. (a) (b)	112,200	1,419,330
Phoenix Technologies, Ltd. (b)	28,100	98,350
Progress Software Corp. (b)	27,000	520,020
Quest Software, Inc. (b)	68,000	856,120
SPSS, Inc. (b)	37,200	1,002,912
Sybase, Inc. (a) (b)	67,700	1,676,929
Synopsys, Inc. (b)	44,400	822,288
Taleo Corp. (a) (b)	79,370	621,467
TIBCO Software, Inc. (b)	100,900	523,671
Wind River Systems, Inc. (b)	71,100	642,033

		21,472,343

Specialty Retail—2.3%
Aaron Rents, Inc. (Class B)	47,700	1,269,774
Aeropostale, Inc. (a) (b)	74,250	1,195,425
Guess?, Inc.	35,600	546,460
Gymboree Corp. (b)	70,100	1,828,909
Hibbett Sports, Inc. (a) (b)	36,850	578,914
J. Crew Group, Inc. (a) (b)	16,900	206,180

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—(Continued)

Security Description	Shares	Value*

Specialty Retail—(Continued)
Tractor Supply Co. (a) (b)	41,200	$1,488,968
Zumiez, Inc. (a) (b)	17,200	128,140

		7,242,770

Textiles, Apparel & Luxury Goods—1.4%
Deckers Outdoor Corp. (a) (b)	14,900	1,190,063
Fossil, Inc. (b)	32,849	548,578
Hanesbrands, Inc. (a) (b)	60,900	776,475
Iconix Brand Group, Inc. (b)	78,000	762,840
The Warnaco Group, Inc. (b)	55,100	1,081,613

		4,359,569

Thrifts & Mortgage Finance—0.1%
Danvers Bancorp, Inc. (b)	33,300	445,221

Trading Companies & Distributors—0.8%
Beacon Roofing Supply, Inc. (a) (b)	78,000	1,082,640
MSC Industrial Direct Co. (a)	43,200	1,591,056

		2,673,696

Wireless Telecommunication Services—1.1%
Leap Wireless International, Inc. (a) (b)	36,700	986,863
SBA Communications Corp. (b)	126,600	2,066,112
Syniverse Holdings, Inc. (b)	40,100	478,794

		3,531,769

Total Common Stock (Identified Cost $438,419,409)		315,243,869

Short Term Investments—20.2%
Security Description	Shares	Value*

Mutual Funds—20.2%
State Street Navigator Securities Lending Prime Portfolio (c)	59,363,029	$59,363,029
T. Rowe Price Reserve Investment Fund (d)	5,080,171	5,080,171

Total Short Term Investments (Identified Cost $64,443,200)		64,443,200

Total Investments—119.1% (Identified Cost $502,862,609) (e)		379,687,069
Liabilities in excess of other assets		(60,965,640)

Total Net Assets—100%		$318,721,429

(a)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $59,247,295 and the collateral received consisted of cash in the amount of $59,363,029. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated Issuer. See below.
(e)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $504,588,492 and the composition of unrealized appreciation and depreciation of investment securities was $13,426,293 and $(138,327,716), respectively.

Affiliated Issuer

Security Description	Number of Shares Held at 12/31/2007	Shares Purchased Since 12/31/2007	Shares Sold Since 12/31/2007	Number of Shares Held at 12/31/2008	Realized Gain/Loss on Shares Sold	Income for Year Ended 12/31/2008
T. Rowe Price Reserve Investment Fund	3,756,232	80,317,843	(78,993,904)	5,080,171	$0	$74,039

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$379,687,069	$0
Level 2 - Other Significant Observable Inputs	0	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$379,687,069	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$379,687,069
Receivable for:
Securities sold		340,841
Fund shares sold		292,143
Accrued interest and dividends		88,140

Total Assets		380,408,193
Liabilities
Payable for:
Securities purchased	$1,422,887
Fund shares redeemed	705,568
Collateral for securities loaned	59,363,029
Accrued expenses:
Management fees	128,576
Service and distribution fees	28,823
Other expenses	37,881

Total Liabilities		61,686,764

Net Assets		$318,721,429

Net assets consists of:
Capital paid in		$444,898,578
Undistributed net investment income		711,795
Accumulated net realized losses		(3,713,404)
Unrealized depreciation on investments		(123,175,540)

Net Assets		$318,721,429

Computation of offering price:
Class A
Net asset value and redemption price per share ($170,236,161 divided by 18,812,825 shares outstanding)		$9.05

Class B
Net asset value and redemption price per share ($138,120,990 divided by 15,709,967 shares outstanding)		$8.79

Class E
Net asset value and redemption price per share ($10,364,278 divided by 1,168,954 shares outstanding)		$8.87

(a) Identified cost of investments		$502,862,609

(b) Includes cash collateral for securities loaned of		$59,363,029

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$2,057,057 (a)
Interest		1,203,176 (b)
Interest from affiliates		74,039

		3,334,272
Expenses
Management fees	$2,010,381
Service and distribution fees—Class B	351,947
Service and distribution fees—Class E	20,836
Directors’ fees and expenses	31,907
Custodian	80,584
Audit and tax services	37,080
Legal	6,970
Printing	128,545
Insurance	5,187
Miscellaneous	11,457

Total expenses	2,684,894
Expense reductions	(1,557)
Management fee waivers	(62,580)	2,620,757

Net Investment Income		713,515

Realized and Unrealized Loss
Realized loss on:
Investments—net		(3,447,049)
Change in unrealized depreciation on:
Investments—net		(176,369,396)

Net loss		(179,816,445)

Net Decrease in Net Assets From Operations		$(179,102,930)

(a)	Net of foreign taxes of $5,981.
(b)	Includes income on securities loaned of $1,202,747.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income (loss)	$713,515	$(618,086)
Net realized gain (loss)	(3,447,049)	71,786,255
Unrealized depreciation	(176,369,396)	(31,913,290)

Increase (decrease) in net assets from operations	(179,102,930)	39,254,879

From Distributions to Shareholders
Net realized gain
Class A	(47,824,507)	0
Class B	(9,541,030)	0
Class E	(2,721,485)	0

Total distributions	(60,087,022)	0

Increase (decrease) in net assets from capital share transactions	192,439,509	(86,751,199)

Net decrease in net assets	(46,750,443)	(47,496,320)

Net Assets
Beginning of the period	365,471,872	412,968,192

End of the period	$318,721,429	$365,471,872

Undistributed Net Investment Income
End of the period	$711,795	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	1,313,809	$16,392,413	2,902,264	$48,368,155
Reinvestments	3,579,679	47,824,507	0	0
Redemptions	(3,136,155)	(39,686,967)	(8,064,495)	(136,495,142)

Net increase (decrease)	1,757,333	$24,529,953	(5,162,231)	$(88,126,987)

Class B
Sales	14,711,289	$190,996,684	995,536	$16,637,781
Reinvestments	733,925	9,541,030	0	0
Redemptions	(2,953,523)	(35,214,166)	(709,679)	(11,749,801)

Net increase	12,491,691	$165,323,548	285,857	$4,887,980

Class E
Sales	331,393	$4,031,436	148,888	$2,517,344
Reinvestments	207,588	2,721,485	0	0
Redemptions	(349,314)	(4,166,913)	(362,937)	(6,029,536)

Net increase (decrease)	189,667	$2,586,008	(214,049)	$(3,512,192)

Increase (decrease) derived from capital share transactions		$192,439,509		$(86,751,199)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$17.26	$15.72		$15.13	$13.63	$12.27

Income From Investment Operations
Net investment income (loss)	0.03 (a)	(0.02	)(a)	(0.03)	(0.02)	(0.04)
Net realized and unrealized gain (loss) of investments	(5.33)	1.56		0.62	1.52	1.40

Total from investment operations	(5.30)	1.54		0.59	1.50	1.36

Less Distributions
Distributions from net realized capital gains	(2.91)	0.00		0.00	0.00	0.00

Total distributions	(2.91)	0.00		0.00	0.00	0.00

Net Asset Value, End of Period	$9.05	$17.26		$15.72	$15.13	$13.63

Total Return (%)	(36.2)	9.9		3.9	11.0	11.1
Ratio of operating expenses to average net assets before expense reductions (%)	0.57	0.57		0.59	0.60	0.60
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.57	0.57		0.59	0.59	0.60
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.59	0.59		0.60	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.23	(0.12)		(0.19)	(0.14)	(0.31)
Portfolio turnover rate (%)	73	51		38	31	28
Net assets, end of period (000)	$170,236	$294,458		$349,258	$318,845	$312,834

	Class B
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$16.89	$15.42		$14.88	$13.44	$12.11

Income From Investment Operations
Net investment income (loss)	0.01 (a)	(0.06	)(a)	(0.05)	(0.04)	(0.03)
Net realized and unrealized gain (loss) of investments	(5.20)	1.53		0.59	1.48	1.36

Total from investment operations	(5.19)	1.47		0.54	1.44	1.33

Less Distributions
Distributions from net realized capital gains	(2.91)	0.00		0.00	0.00	0.00

Total distributions	(2.91)	0.00		0.00	0.00	0.00

Net Asset Value, End of Period	$8.79	$16.89		$15.42	$14.88	$13.44

Total Return (%)	(36.3)	9.5		3.6	10.7	11.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.82	0.82		0.84	0.84	0.85
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.82	0.82		0.84	0.84	0.85
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.84	0.84		0.85	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.10	(0.36)		(0.44)	(0.40)	(0.52)
Portfolio turnover rate (%)	73	51		38	31	28
Net assets, end of period (000)	$138,121	$54,366		$45,213	$30,357	$15,516

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$17.00	$15.50		$14.95	$13.49	$12.15

Income From Investment Operations
Net investment income (loss)	0.01 (a)	(0.04	)(a)	(0.06)	(0.04)	(0.05)
Net realized and unrealized gain (loss) of investments	(5.23)	1.54		0.61	1.50	1.39

Total from investment operations	(5.22)	1.50		0.55	1.46	1.34

Less Distributions
Distributions from net realized capital gains	(2.91)	0.00		0.00	0.00	0.00

Total distributions	(2.91)	0.00		0.00	0.00	0.00

Net Asset Value, End of Period	$8.87	$17.00		$15.50	$14.95	$13.49

Total Return (%)	(36.3)	9.7		3.7	10.8	11.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.72	0.72		0.74	0.74	0.75
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.72	0.72		0.74	0.74	0.75
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.74	0.74		0.75	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.09	(0.26)		(0.35)	(0.30)	(0.45)
Portfolio turnover rate (%)	73	51		38	31	28
Net assets, end of period (000)	$10,364	$16,647		$18,497	$19,910	$18,321

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(c)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-14

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-15

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk is associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

MSF-16

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had no capital loss carryforwards.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$—	$—	$60,087,022	$—	$—	$—	$60,087,022	$—

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$711,795	$9,573,250	$(124,901,423)	$—	$(114,616,378)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(11,560,772)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$426,287,580	$0	$292,770,517

MSF-17

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$2,010,381	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the year ended December 31, 2008 are shown as management fee waivers in the Statement of Operations of the respective Portfolios.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less

MSF-18

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-19

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Small Cap Growth Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the T. Rowe Price Small Cap Growth Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2009

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-22

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-23

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-24

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-25

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-26

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. Van Eck Global Natural Resources Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Managed by Van Eck Global

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

Since its inception on October 31, 2008, the Class A shares of the Van Eck Global Natural Resources Portfolio returned -2.9%, compared to its benchmark, the S&P North American Natural Resources Index1, which returned -4.0%.

PORTFOLIO REVIEW

Since the Portfolio’s inception, we focused on sectors and companies that had good underlying value and strong prospects ahead and that we felt were currently undervalued. Positioning in the gold, other precious metals, steel, other base metals, and infrastructure areas boosted the Portfolio’s results during the period from inception through the end of the year. For the period, those individual holdings that contributed most to the Portfolio’s outperformance were all gold equities, which generated the strongest performance among the hard assets commodities during the last two months of the year. For the period, Canadian gold producers Agnico-Eagle Mines, Kinross Gold and Goldcorp saw their share prices advance 85.64%, 76.61% and 69.20%, respectively. Shares of U.K. gold producer Randgold Resources gained 41.63%, and SPDR Gold Trust, the world’s largest gold-backed exchange-traded fund, increased 21.28%.

The biggest detractors from the Portfolio’s performance were energy companies, specifically coal and oil services companies. To a more modest degree, holdings in the forest products and agriculture sub-sectors detracted as well. For the period, those individual holdings that detracted most from the Portfolio’s performance were two U.S. coal producers, Alpha Natural Resources and Walter Industries, whose share prices dropped 54.74% and 54.68%, respectively, on weakness in coking coal prices driven by exceedingly low steel utilization. Coal prices dropped significantly during the period on the weakening economy, supply/demand issues and unwinding by hedge funds of their leveraged positions in commodities. Concerns that coal prices and demand for coal would continue to decrease over the months ahead affected these companies’ share prices as well. Other names that detracted from results were U.S. oil services firms that faced the possibility of crude oil prices continuing to decline given lower demand. These included offshore drilling company Transocean, energy engineering firm McDermott International and oilfield services provider Schlumberger, which saw their share prices decline 42.61%, 42.32% and 17.64%, respectively. For each of these companies, as oil prices moved lower, the cost of supplying their services became somewhat burdensome, and so they cut back on current and future projects.

Since the Portfolio’s inception, we adjusted sub-sector weightings as market conditions shifted and for stock-specific reasons. During the two months, we reduced the Portfolio’s exposure to coal companies as well as to agriculture. We increased the Portfolio’s weighting in gold stocks and integrated oil companies. With these changes, at the end of December, the Portfolio had a significantly overweight position compared to the S&P North American Natural Resources Sector Index in precious metals and more modest overweight positions in base metals and agriculture. The Portfolio had a significantly underweight position compared to its benchmark in energy and a rather neutral-weighted exposure to forest products.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks. The Index includes companies in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. It is a modified capitalization-weighted index and component companies must meet objective criteria for inclusion. Reconstitution is semi-annual.

MSF-2

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P NORTH AMERICAN NATURAL RESOURCES INDEX

Returns as of December 31, 2008

	Van Eck Global Natural Resources Portfolio	S&P North American Natural Resources Index
	Class A
Since Inception	-2.9%	-4.0%

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception date of the Class A shares is 10/31/08. Index since inception return is based on the Portfolio’s inception date. Returns shown are not computed on an annualized basis.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Agnico-Eagle Mines, Ltd.	5.7%
Exxon Mobil Corp.	5.5%
Kinross Gold Corp.	5.4%
BHP Billiton, Plc.	4.6%
Anadarko Petroleum Corp.	4.4%
XTO Energy, Inc.	4.0%
Randgold Resources, Ltd.	3.8%
SPDR Gold Trust	3.7%
Nucor Corp.	3.5%
Schlumberger, Ltd.	3.3%

Top Countries

% of Equity Market Value
United States	58.1%
Canada	16.4%
United Kingdom	5.6%
Channel Islands	4.2%
Netherlands Antilles	3.7%
Switzerland	3.1%
France	2.6%
Brazil	2.5%
Bermuda	2.1%
Kazakhstan	1.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the inception of the Portfolio and held for the entire period, October 31, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value October 31, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* October 31, 2008 to December 31, 2008
Van Eck Global Natural Resources—Class A	Actual	1.00%	$1,000.00	$971.00	$4.95
	Hypothetical	1.00%	$1,000.00	$1,020.05	$5.08

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the period from inception, as shown above, multiplied by the average account value over the period, multiplied by the number of days since inception, divided by 366 (to reflect the period since inception).

MSF-4

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2008

Common Stock—87.0% of Total Net Assets

Security Description	Shares	Value*

Bermuda—1.9%
SeaDrill, Ltd. (NOK)	267,000	$2,176,265
Weatherford International, Ltd. (a)	237,000	2,564,340

		4,740,605

Brazil—2.3%
Petroleo Brasileiro S.A. (ADR)	236,000	5,779,640

Canada—14.9%
Addax Petroleum Corp.	85,700	1,464,085
Agnico-Eagle Mines, Ltd. (b)	275,400	14,136,282
Goldcorp, Inc.	189,100	5,962,323
Kinross Gold Corp.	730,200	13,450,284
Yamana Gold, Inc.	268,400	2,054,581

		37,067,555

Channel Islands—3.8%
Randgold Resources, Ltd. (ADR)	217,900	9,570,168

France—2.4%
Total S.A. (ADR)	108,000	5,972,400

Kazakhstan—0.9%
KazMunaiGas Exploration Production (GDR)	181,300	2,284,380

Netherlands Antilles—3.3%
Schlumberger, Ltd. (b)	196,600	8,322,078

South Africa—0.5%
Gold Fields, Ltd. (ADR)	122,000	1,211,460

Switzerland—2.8%
Transocean, Ltd. (a)	149,900	7,082,775

United Kingdom—5.1%
BHP Billiton, Plc.	606,600	11,426,450
Xstrata, Plc.	147,400	1,374,156

		12,800,606

United States—49.1%
Alpha Natural Resources, Inc. (a)	145,900	2,362,121
American Water Works Co., Inc. (a)	125,200	2,614,176
Anadarko Petroleum Corp.	287,700	11,090,835
BPZ Resources, Inc. (a)	256,400	1,640,960
Cabot Oil & Gas Corp.	180,900	4,703,400
Cameron International Corp. (a)	209,300	4,290,650
Diamond Offshore Drilling, Inc.	57,200	3,371,368
Equitable Resources, Inc.	182,800	6,132,940
Exxon Mobil Corp.	171,200	13,666,896
Freeport-McMoRan Copper & Gold, Inc.	50,000	1,222,000
Frontier Oil Corp.	188,000	2,374,440
Hess Corp.	76,600	4,108,824
International Coal Group, Inc. (a)	705,200	1,621,960
Jacobs Engineering Group, Inc. (a)	27,000	1,298,700
National Oilwell Varco, Inc. (a)(b)	169,900	4,152,356
Noble Energy, Inc.	73,500	3,617,670
NRG Energy, Inc. (a)	218,400	5,095,272

Security Description	Shares	Value*

United States—(Continued)
Nucor Corp.	188,000	$8,685,600
Occidental Petroleum Corp.	131,300	7,876,687
PetroHawk Energy Corp. (a)	294,700	4,606,161
Pride International, Inc. (a)	78,200	1,249,636
Quanta Services, Inc. (a)	136,000	2,692,800
Range Resources Corp.	120,300	4,137,117
Smith International, Inc.	73,600	1,684,704
Steel Dynamics, Inc.	104,400	1,167,192
Tyson Foods, Inc. (Class A)	580,900	5,088,684
Weyerhaeuser Co.	66,400	2,032,504
XTO Energy, Inc. (b)	282,500	9,963,775

		122,549,428

Total Common Stock (Identified Cost $213,911,647)		217,381,095

Exchange Traded Funds—3.7%

United States—3.7%
SPDR Gold Trust	106,800	9,243,540

Total Exchange Traded Funds (Identified Cost $7,763,419)		9,243,540

Units—0.1%

Canada—0.1%
Timberwest Forest Corp.	68,200	195,567

Total Units (Identified Cost $390,179)		195,567

Short Term Investments—8.5%

United States—8.5%
AIM STIT-STIC Prime Portfolio (Institutional Class)	21,226,733	21,226,733

Total Short Term Investments (Identified Cost $21,226,733)		21,226,733

Total Investments—99.3% (Identified Cost $243,291,978) (c)		248,046,935
Other assets less liabilities		1,685,828

Total Net Assets—100%		$249,732,763

(a)	Non-Income Producing.
(b)	All or a portion of security is pledged as collateral against written options.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $243,291,978 and the composition of unrealized appreciation and depreciation of investment securities was $25,180,554 and $(20,425,597), respectively.
(GDR)—	Global Depository Receipt.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(NOK)—	Norwegian Krone

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Schedule of Investments as of December 31, 2008

Ten Largest Industries as of December 31, 2008 (Unaudited)	Percentage of Total Net Assets
Oil, Gas & Consumable Fuels	34.1%
Metals & Mining	25.2%
Energy Equipment & Services	14.0%
Industrial Conglomerates	3.8%
Exchange Traded Funds	3.7%
Gas Utilities	2.5%
Independent Power Producers & Energy Traders	2.0%
Food Products	2.0%
Construction & Engineering	1.6%
Water Utilities	1.0%

Options Written

Options Written-Covered Calls	Strike Price	Expiration Date	Number of Contracts	Premiums Received	Valuation as of 12/31/2008	Unrealized Appreciation
Agnico-Eagle Mines, Ltd.	$55	1/17/2009	(250)	$(51,492)	$(41,250)	$10,242
National Oilwell Varco, Inc.	30	1/17/2009	(244)	(37,583)	(4,880)	32,703
Schlumberger, Ltd.	45	1/17/2009	(492)	(124,313)	(56,580)	67,733
XTO Energy, Inc.	40	1/17/2009	(494)	(126,399)	(17,290)	109,109

Net Unrealized Appreciation						$219,787

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$229,355,831	$219,787
Level 2 - Other Significant Observable Inputs	18,691,104	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$248,046,935	$219,787

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a)		$248,046,935
Foreign cash at value (b)		8,243
Receivable for:
Securities sold		8,156,035
Fund shares sold		90,025
Accrued interest and dividends		398,183
Due from investment adviser		35,760

Total Assets		256,735,181
Liabilities
Payable for:
Securities purchased	$6,686,133
Fund shares redeemed	2,760
Withholding taxes	403
Options written, at fair value (c)	120,000
Accrued expenses:
Management fees	158,253
Other expenses	34,869

Total Liabilities		7,002,418

Net Assets		$249,732,763

Net assets consists of:
Capital paid in		$256,806,965
Undistributed net investment income		305,438
Accumulated net realized losses		(12,354,488)
Unrealized appreciation on investments, options and foreign currency		4,974,848

Net Assets		$249,732,763

Computation of offering price:
Class A
Net asset value and redemption price per share ($249,732,763 divided by 25,711,262 shares outstanding)		$9.71

(a) Identified cost of investments		$243,291,978

(b) Identified cost of foreign cash		$8,139

(c) Premiums received on written options		$339,787

Statement of Operations

For the Period October 31, 2008(a) to December 31, 2008

Investment Income
Dividends		$703,521 (b)
Interest		103,448

		806,969
Expenses
Management fees	$312,346
Directors’ fees and expenses	7,154
Custodian	6,097
Audit and tax services	35,800
Legal	60,264
Miscellaneous	4,565

Total expenses	426,226
Expense reimbursements	(35,760)
Expense reductions	(567)	389,899

Net Investment Income		417,070

Realized and Unrealized Gain (Loss)
Realized loss on:
Investments—net	(12,355,055)
Foreign currency transactions—net	(111,086)	(12,466,141)

Change in unrealized appreciation on:
Investments—net	4,754,957
Foreign currency transactions—net	104
Options—net	219,787	4,974,848

Net loss		(7,491,293)

Net Decrease in Net Assets From Operations		$(7,074,223)

(a)	Commencement of operations.
(b)	Net of foreign taxes of $13,961.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Statements of Changes in Net Assets

Period ended December 31, 2008(a)
From Operations
Net investment income	$417,070
Net realized loss	(12,466,141)
Change in unrealized appreciation	4,974,848

Decrease in net assets from operations	(7,074,223)

Increase in net assets from capital share transactions	256,806,986

Net increase in net assets	249,732,763

Net Assets
End of the period	$249,732,763

Undistributed Net Investment Income
End of the period	$305,438

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Period ended December 31, 2008(a)
	Shares	$
Sales	25,824,862	$257,814,423
Redemptions	(113,600)	(1,007,437)

Net increase	25,711,262	$256,806,986

(a)	Commencement of operations was October 31, 2008.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Financial Highlights

	Class A
	Period ended December 31, 2008(a)
Net Asset Value, Beginning of Period	$10.00

Income From Investment Operations
Net investment income	0.02	(b)
Net realized and unrealized loss of investments	(0.31)

Total from investment operations	(0.29)

Net Asset Value, End of Period	$9.71

Total Return (%)	(2.9	)(c)
Ratio of operating expenses to average net assets before expense reductions (%)	1.00	(d)
Ratio of operating expenses to average net assets after expense reductions (%) (e)	1.00	(d)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (f)	1.09	(d)
Ratio of net investment income to average net assets (%)	1.07	(d)
Portfolio turnover rate (%)	125	(d)
Net assets, end of period (000)	$249,733

(a)	Commencement of operations was October 31, 2008.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(f)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Van Eck Global Natural Resources Portfolio (the “Portfolio”) is a non-diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and

MSF-10

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio

MSF-11

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad equity markets or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Fund Concentration:

The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Additionally, the investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or

MSF-12

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had no capital loss carryforwards.

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$305,818	$—	$4,974,848	$—	$5,280,666

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(12,354,488)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the period ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$280,121,636	$0	$45,567,258

MSF-13

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Options Written:

The Portfolio transactions in options written during the year ended December 31, 2008 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding October 31, 2008	0	$0
Options written	1,480	339,787
Options closed	0	0
Options expired	(0)	(0)

Options outstanding December 31, 2008	1,480	$339,787

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the period ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$312,346	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1.0 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Van Eck Associates Corp. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Portfolio, MetLife Advisers has agreed, from October 31, 2008 to April 30, 2009, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Portfolio’s then current fiscal year). For the Portfolio, this subsidy, is subject to the obligation of each class of the Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limit (annual rate as a percentage of each class of the Portfolio’s net average daily net assets) in effect from October 31, 2008 to April 30, 2009 is 1.00% for Class A.

As of December 31, 2008, the amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $35,760.

5.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of

MSF-14

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Van Eck Global Natural Resources Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from October 31, 2008 (commencement of operations) through December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Eck Global Natural Resources Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the period from October 31, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 20, 2009

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-18

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-19

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-20

Metropolitan Series Fund, Inc.

Van Eck Global Natural Resources Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

Certain Matters Relating to Van Eck Global Natural Resources Portfolio (the “Van Eck Portfolio”). At the August 13-14, 2008 Board meeting, the Board established the Van Eck Portfolio. The Board also approved the Van Eck Portfolio’s advisory agreement between the Fund, on behalf of the Van Eck Portfolio, and MetLife Advisers (the “Van Eck Advisory Agreement”) and the subadvisory agreement between MetLife Advisers and Van Eck Associates Corporation (“Van Eck”) (the “Van Eck Subadvisory Agreement,” and, together with the Van Eck Advisory Agreement, the “Van Eck Agreements”).

The Board met with representatives from Van Eck and received information regarding Van Eck’s future plans for the management of the Van Eck Portfolio. In making the determination to approve the Van Eck Agreements, the Board carefully considered those factors described above with respect to the continuation of the Continued Agreements, as relevant to both the Van Eck Advisory Agreement and Van Eck Subadvisory Agreement. In addition to these factors, the Board also considered as relevant the experience, investment style and investment performance history of Van Eck as portfolio manager.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Van Eck Agreements, effective October 30, 2008 through October 29, 2010.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. Western Asset Management Strategic Bond Opportunities Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned -15.0%, compared to its benchmark, the Barclays Capital U.S. Aggregate Bond Index1, which returned 5.2%. The average return of its peer group, the Lipper Variable Insurance Products2 General Bond Funds Universe, was -9.2% over the same period.

PORTFOLIO REVIEW

The Federal Reserve intensified its campaign against downside risks to growth in response to the deepening financial crisis. The TED3 spread surged beyond previous extreme levels, and without the provision of credit, investors began to question the durability of the underlying economy. The federal funds rate was reduced a cumulative 425 basis points (525 basis points for the cycle) to near 0% by year end; this essentially moved the Fed beyond its traditional form of stimulus. A number of new lending facilities, designed to meet the liquidity demands of financial intermediaries across the full banking spectrum, were implemented. The Fed and the Treasury recently announced plans to channel up to $600 billion directly to the mortgage market, and up to $200 billion directly to consumer and small business finance, including credit card, auto and student loans. Details emerged that much of this funding would be unsterilized and result in a major increase in the money supply. Yields on 30-year fixed-rate conventional mortgages declined roughly 1% as a result, to the lowest level on record. The Treasury allocated the first $250 billion of funds authorized under Troubled Asset Relief Program (TARP) by taking direct equity stakes in the U.S. banking system. Economic data was negative and third-quarter GDP contracted 0.5% on falling consumption expenditures. Consumer confidence fell as labor market conditions deteriorated and equity prices plunged. The unemployment rate increased 1.7% to 6.7%, though the U.S. dollar gained close to 6% against a trade-weighted basket of currencies. The dollar’s negative correlation with oil held strong as the price per barrel fell 54% after temporarily spiking in the summer. All in all, the period was the worst year for risk-taking in a quarter century. Spreads widened over 350 basis points on investment-grade issues and more than 1,100 basis points on high-yield issues. Mortgage-backed securities performed better, though even these government-backed securities underperformed Treasuries by 2.32% over the period. The S&P 500 Index lost 37% as volatility soared, marking 2008 as the worst year for equities since 1931.

A large overweight exposure to the mortgage-backed sector detracted from returns as volatility remained high and negative housing news continued to damage market sentiment. We had diversified into a number of non-agency issues that were particularly impacted and further detracted from performance due to rising defaults, uncertainty in that marketplace and a lack of liquidity. An emphasis on lower-quality credits and select financial issues was also a large negative as spreads soared in the wake of the subprime lending crisis, deteriorating liquidity conditions and slowing economic growth. Spreads widened to new all-time highs in mid March before partially recovering in April and May. These gains were given back later in the period, however, on deteriorating investor sentiment and poor earnings. The high-yield sector performed poorly on news of more ratings downgrades, rising defaults, and a volatile and declining stock market. A modest exposure to international bonds in other advanced economies had a negative impact as the flight-to-safety outside the U.S. was minimal relative to U.S. Treasury markets. A modest Treasury Inflation Protected Securities (TIPS) exposure had a negative impact as oil plunged to $40/barrel and inflation fears switched to deflation fears. On a positive note, a tactically-driven duration posture contributed modestly to returns as bond yields rallied over the year. A curve-steepening strategy had a positive impact on performance as the spread between 2- and 10-year yields widened.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 Barclays Capital U.S. Aggregate Bond Index (formerly, Lehman Brothers U.S. Aggregate Bond Index) includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The index itself remains unchanged since Barclays assumed responsibility for the index from Lehman.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The TED spread is the difference between the 3 month LIBOR and the 3 month U.S. Treasury Bill rate. It is used as a measure of the risk premium of lending to a bank vs. lending to the U.S. government.

MSF-2

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2008

	Western Asset Management Strategic Bond Opportunities Portfolio			Barclays Capital U.S. Aggregate Bond Index
	Class A	Class B	Class E
1 Year	-15.0%	-15.2%	-15.1%	5.2%
5 Year	0.4	0.1	0.2	4.7
10 Year	3.9	—	—	5.6
Since Inception	—	3.4	3.4	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	18.6%
U.S. Treasury Bonds	5.7%
Government National Mortgage Association	4.5%
Ford Motor Credit Co., LLC	2.0%
Federal Home Loan Mortgage Corp.	1.9%
WaMu Mortgage Pass-Through Certificates	1.6%
GMAC, LLC	1.5%
Bear Stearns Structured Products, Inc. (144A)	1.4%
Prime Mortgage Trust	1.4%
Bear Stearns Asset Backed Securities Trust	1.4%

Top Sectors

% of Total Market Value
Residential Mortgage-Backed	35.0%
High Yield	27.7%
Investment Grade	24.4%
Government	5.2%
Commercial Mortgage-Backed	2.9%
Index-Linked	2.7%
Asset Backed	1.1%
Cash Equivalents	1.0%
Emerging Markets	0.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Western Asset Mgt. Strategic Bond Opportunities—Class A	Actual	0.65%	$1,000.00	$873.94	$3.06
	Hypothetical	0.65%	$1,000.00	$1,021.83	$3.30

Western Asset Mgt. Strategic Bond Opportunities—Class B	Actual	0.90%	$1,000.00	$872.67	$4.24
	Hypothetical	0.90%	$1,000.00	$1,020.56	$4.57

Western Asset Mgt. Strategic Bond Opportunities—Class E	Actual	0.80%	$1,000.00	$873.62	$3.77
	Hypothetical	0.80%	$1,000.00	$1,021.07	$4.06

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—106.1% of Total Net Assets

Security Description	Face Amount	Value*

Aerospace & Defense—0.6%
DRS Technologies, Inc. 6.625%, 02/01/16	$375,000	$375,000
L-3 Communications Corp. 6.375%, 10/15/15	3,845,000	3,595,075
7.625%, 06/15/12	400,000	391,000
Sequa Corp. (144A) 11.750%, 12/01/15	660,000	250,800
13.500%, 12/01/15	705,301	229,223

		4,841,098

Airlines—0.3%
Delta Airlines, Inc. 6.821%, 08/10/22	934,936	542,721
Northwest Airlines, Inc. 4.030%, 05/20/14 (a)	2,294,859	1,606,401

		2,149,122

Asset Backed—5.2%
ACE Securities Corp. 0.601%, 02/25/31 (a)	2,046,745	1,478,533
Amortizing Residential Collateral Trust 2.271%, 08/25/32 (a)	109,629	51,690
Asset Backed Securities Corp. 4.045%, 04/15/33 (a)	54,319	26,919
Bear Stearns Asset Backed Securities Trust 0.841%, 01/25/34 (a)	101,022	72,755
1.721%, 08/25/37 (a)	3,548,224	3,017,303
6.000%, 10/25/36	5,517,442	3,607,452
6.500%, 10/25/36	5,312,128	4,203,991
Conseco Financial Corp. 7.070%, 01/15/29	310,309	263,348
Countrywide Asset Backed Certificates 1.721%, 06/25/34 (a)	262,572	108,189
Countrywide Home Equity Loan Trust 1.335%, 12/25/31 (a)	2,465,582	991,001
Ellington Loan Acquisition Trust (144A) 1.471%, 05/25/37 (a)	3,675,435	3,197,787
2.645%, 05/25/37 (a)	4,400,000	2,255,376
EMC Mortgage Loan Trust (144A) 0.921%, 05/25/43 (a)	2,654,220	2,208,285
1.171%, 01/25/41 (a)	700,000	330,337
GMAC Mortgage Corp. Loan Trust 0.681%, 11/25/36 (a)	9,126,220	2,400,763
GSAMP Trust 0.561%, 07/05/36 (a)	1,065,508	402,473
GSAMP Trust (144A) 0.581%, 05/25/36 (a)	1,736,431	1,441,220
GSRPM Mortgage Loan Trust (144A) 0.771%, 03/25/35 (a)	2,084,871	1,396,926
Indymac Seconds Asset Backed Trust 0.601%, 06/25/36 (a)	2,862,169	485,265
Lehman XS Trust 0.591%, 06/25/37 (a)	1,974,189	1,435,369
Long Beach Mortgage Loan Trust 0.611%, 11/25/35 (a)	219,740	216,139
1.028%, 01/21/31 (a)	48,404	41,575

Security Description	Face Amount	Value*

Asset Backed—(Continued)
Mid-State Trust 7.340%, 07/01/35	$499,244	$489,966
Morgan Stanley Mortgage Loan Trust 0.621%, 03/25/36 (a)	1,697,836	399,317
Nelnet Student Loan Trust 5.015%, 04/25/24 (a)	1,680,000	1,361,025
RAAC Series (144A) 0.721%, 08/25/35 (a)	2,221,030	1,610,383
SACO I, Inc. 0.601%, 06/25/36 (a)	2,614,301	434,708
Sail Net Interest Margin Notes (144A) 5.500%, 03/27/34 (b) (h)	35,690	0
7.750%, 04/27/33 (b) (h)	783	0
SLM Student Loan Trust 3.525%, 07/25/17 (a)	1,857,415	1,801,378
Structured Asset Securities Corp. 0.721%, 11/25/37 (a)	2,426,424	1,893,860
Structured Asset Securities Corp. (144A) 0.581%, 02/25/36 (a) (c)	1,967,877	257,140
Washington Mutual Master Note Trust (144A) 1.225%, 09/16/13 (a)	4,150,000	3,632,812

		41,513,285

Auto Components—0.4%
Allison Transmission (144A) 11.000%, 11/01/15 (d)	200,000	98,000
11.250%, 11/01/15	3,900,000	1,540,500
Keystone Automotive Operations, Inc. 9.750%, 11/01/13 (d)	775,000	294,500
Visteon Corp. 8.250%, 08/01/10 (d)	971,000	301,010
12.250%, 12/31/16 (d)	2,508,000	601,920

		2,835,930

Automobiles—0.4%
Ford Motor Co. 6.625%, 10/01/28	135,000	29,700
7.450%, 07/16/31 (d)	5,045,000	1,412,600
8.900%, 01/15/32	105,000	25,200
General Motors Corp. 8.250%, 07/15/23 (d)	685,000	113,025
8.375%, 07/15/33 (d)	10,580,000	1,851,500

		3,432,025

Beverages—0.2%
PepsiCo, Inc. 7.900%, 11/01/18	1,550,000	1,899,753

Building Products—0.8%
AMH Holdings, Inc. 11.500%, 03/01/14 (d) (e)	1,165,000	646,575
Associated Materials, Inc. 9.750%, 04/15/12 (d)	5,830,000	4,591,125
Nortek, Inc. 8.500%, 09/01/14	3,860,000	887,800

		6,125,500

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Capital Markets—0.7%
Lehman Brothers Holdings, Inc. 6.750%, 12/28/17 (c)	$2,890,000	$289
Morgan Stanley 5.625%, 01/09/12	1,290,000	1,223,316
5.824%, 10/18/16 (a)	490,000	337,146
The Bear Stearns Cos., LLC 6.400%, 10/02/17	470,000	488,414
7.250%, 02/01/18	2,300,000	2,520,469
The Goldman Sachs Group, Inc. 4.500%, 06/15/10 (d)	1,110,000	1,093,782

		5,663,416

Chemicals—0.1%
Georgia Gulf Corp. 9.500%, 10/15/14 (d)	320,000	96,000
10.750%, 10/15/16	1,770,000	424,800
Key Plastics, LLC (144A) 10.250%, 03/15/17 (h)	250,000	250
LyondellBasell Industries AF SCA (144A) 8.375%, 08/15/15	1,630,000	40,750

		561,800

Collateralized-Mortgage Obligation—13.0%
American Home Mortgage Investment Trust 5.294%, 06/25/45	3,434,461	1,606,739
Banc of America Funding Corp. 0.678%, 05/20/36 (a)	1,439,568	963,289
Banc of America Mortgage Securities, Inc. 4.805%, 09/25/35 (a)	4,350,149	3,238,731
5.169%, 12/25/34 (a)	10,507,953	7,603,076
Bear Stearns Adjustable Rate Mortgage Trust 4.650%, 10/25/35 (a)	2,700,000	1,301,145
Bear Stearns Structured Products, Inc. (144A) 1.071%, 09/25/37 (a)	11,259,480	10,949,619
Citigroup Mortgage Loan Trust, Inc. 5.528%, 12/25/35 (a)	5,625,404	2,745,182
Countrywide Alternative Loan Trust 0.671%, 05/25/36 (a)	2,657,119	1,072,418
0.708%, 07/25/36 (a)	3,855,062	1,337,124
0.801%, 11/20/35 (a)	4,833,973	2,416,407
Crusade Global Trust 2.038%, 09/18/34 (a)	449,069	434,513
Greenpoint Mortgage Funding Trust 0.551%, 03/25/37 (a)	5,757,108	2,906,682
GSMPS Mortgage Loan Trust (144A) 0.821%, 01/25/35 (a)	1,544,449	1,227,694
GSR Mortgage Loan Trust 5.181%, 01/25/36 (a)	3,438,260	2,664,196
5.276%, 10/25/35 (a)	771,499	451,190
Harborview Mortgage Loan Trust 0.801%, 06/25/37 (a)	7,113,734	2,986,060
0.831%, 01/19/36 (a)	2,275,384	1,049,743
1.471%, 08/19/37 (a)	7,104,535	2,732,862

Security Description	Face Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Impac Secured Assets CMN Owner Trust 0.821%, 08/25/36 (a)	$527,341	$279,066
5.400%, 03/25/36 (a)	2,519,720	1,168,993
Indymac INDA Mortgage Loan Trust 6.176%, 11/25/37 (a)	3,644,089	2,246,545
Indymac Index Mortgage Loan Trust 5.178%, 01/25/35 (a)	1,440,605	745,157
5.707%, 03/25/35 (a)	1,300,527	628,025
5.940%, 08/25/37 (a)	5,619,832	2,281,601
Lehman XS Trust 0.601%, 06/25/37 (a)	5,679,938	4,114,427
Luminent Mortgage Trust 0.661%, 05/25/46 (a)	3,107,639	1,377,072
MASTR Seasoned Securities Trust 5.734%, 10/25/32 (a)	658,218	455,125
Merit Securities Corp. (144A) 1.971%, 09/28/32 (a)	673,793	470,606
Merrill Lynch Mortgage Investors, Inc. 5.035%, 05/25/34 (a)	1,134,629	823,214
Morgan Stanley Mortgage Loan Trust 0.791%, 01/25/35 (a)	1,969,023	938,977
5.459%, 06/26/36 (a)	3,099,781	1,860,892
Novastar Mortgage-Backed Notes 0.661%, 06/25/36 (a)	2,989,508	1,240,227
Prime Mortgage Trust (144A) 6.000%, 05/25/35	1,252,853	971,387
6.000%, 11/25/36	5,180,418	3,254,701
Prime Mortgage Trust (Class 1) (144A) 5.500%, 05/25/35	2,785,737	2,150,088
Prime Mortgage Trust (Class 2) (144A) 5.500%, 05/25/35	7,289,485	4,560,666
RBSGC Mortgage Pass Through Certificates 0.921%, 01/25/37 (a)	3,241,092	1,640,452
Structured Adjustable Rate Mortgage Loan Trust 5.193%, 01/25/35 (a)	1,813,615	1,058,834
5.642%, 09/25/35 (a)	2,880,987	1,426,705
Structured Asset Mortgage Investments, Inc. 5.648%, 08/25/35 (a)	251,749	126,317
Thornburg Mortgage Securities Trust 0.641%, 01/25/46 (a)	2,138,039	2,129,885
WaMu Mortgage Pass-Through Certificates 0.741%, 12/25/45 (a)	4,682,092	2,175,910
0.751%, 11/25/45 (a)	3,323,079	1,632,154
0.761%, 07/25/45 (a)	62,527	29,018
0.761%, 10/25/45 (a)	1,935,100	1,056,905
5.347%, 08/25/36 (a)	6,448,867	3,689,657
5.506%, 04/25/37 (a)	2,737,516	1,915,747
5.647%, 03/25/37 (a)	3,043,843	1,524,616
5.929%, 09/25/36 (a)	1,679,120	970,887
Wells Fargo Mortgage Backed Securities Trust 4.542%, 02/25/35 (a)	4,959,679	3,123,310
4.671%, 06/25/35 (a)	419,726	322,169
5.240%, 05/25/36 (a)	1,180,896	855,262
Zuni Mortgage Loan Trust 0.601%, 06/25/36 (a)	2,138,571	2,027,240

		102,958,507

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial & Professional Services—0.5%
Allied Waste North America, Inc. 7.875%, 04/15/13	$75,000	$71,250
Corrections Corp. of America 6.250%, 03/15/13	150,000	139,500
6.750%, 01/31/14	275,000	256,438
DynCorp International 9.500%, 02/15/13	730,000	636,012
Interface, Inc. 10.375%, 02/01/10	650,000	643,500
Safety-Kleen Services, Inc. 9.250%, 06/01/08 (b) (c) (h)	250,000	0
U.S. Investigations Services, Inc. (144A) 11.750%, 05/01/16	1,440,000	907,200
Waste Management, Inc. 6.375%, 11/15/12	1,290,000	1,202,961

		3,856,861

Commercial Banks—1.2%
Capital One Bank USA, N.A. 5.750%, 09/15/10	50,000	48,528
Glitnir Banki Hf (144A) 6.330%, 07/28/11 (c)	720,000	34,200
6.693%, 06/15/16 (c)	1,400,000	210
HSBK Europe BV (144A) 9.250%, 10/16/13	1,690,000	1,233,700
ICICI Bank, Ltd. 6.375%, 04/30/22 (a) (d)	939,000	416,766
ICICI Bank, Ltd. (144A) 6.375%, 04/30/22 (a)	1,364,000	716,253
Kaupthing Bank Hf (144A) 5.750%, 10/04/11 (c)	350,000	21,000
7.125%, 05/19/16 (c)	450,000	3,375
7.625%, 02/28/15 (c) (h)	5,920,000	355,200
Landsbanki Islands Hf (144A) 6.100%, 08/25/11 (c)	2,000,000	35,000
Royal Bank of Scotland Group, Plc. 7.640%, 03/31/49 (a)	500,000	199,142
Royal Bank of Scotland Group, Plc. (144A) 6.990%, 10/29/49 (a)	790,000	369,353
Santander Issuances S.A. Unipersonal (144A) 5.805%, 06/20/16 (a)	1,180,000	1,061,589
TuranAlem Finance BV 8.250%, 01/22/37	1,620,000	696,600
TuranAlem Finance BV (144A) 8.250%, 01/22/37	2,490,000	1,070,700
Wachovia Corp. 5.250%, 08/01/14	3,110,000	2,897,009

		9,158,625

Commercial Mortgage-Backed Securities—2.9%
Commercial Mortgage Asset Trust 7.350%, 01/17/32	475,000	417,839
Commercial Mortgage Pass-Through Certificates (144A) 5.447%, 07/16/34	563,997	543,102

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Credit Suisse Mortgage Capital Certificates 5.552%, 02/15/39 (a)	$3,270,000	$2,655,048
First Union National Bank Commercial Mortgage 0.562%, 05/17/32 (a) (f)	10,473,000	102,883
JPMorgan Chase Commercial Mortgage Securities Corp. 5.814%, 06/12/43	4,960,000	3,816,136
LB-UBS Commercial Mortgage Trust 5.430%, 02/15/40	7,970,000	5,728,074
Merrill Lynch Mortgage Trust 5.657%, 05/12/39 (a)	1,890,000	1,539,212
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.485%, 03/12/51 (a)	2,070,000	1,425,158
5.749%, 06/12/50 (a)	6,940,000	4,926,928
Morgan Stanley Capital I 5.692%, 04/15/49	2,240,000	1,681,014

		22,835,394

Communications Equipment—0.3%
Intelsat Corp. (144A) 9.250%, 08/15/14	2,000,000	1,860,000
Intelsat Jackson Holdings, Ltd. 11.250%, 06/15/16 (d)	500,000	455,000

		2,315,000

Construction & Engineering—0.4%
K. Hovnanian Enterprises, Inc. 11.500%, 05/01/13	3,895,000	2,960,200

Consumer Finance—0.7%
American Express Co. 6.800%, 09/01/66 (a)	3,550,000	1,837,661
SLM Corp. 5.000%, 10/01/13	1,565,000	1,119,789
5.000%, 04/15/15	60,000	38,064
5.050%, 11/14/14	310,000	206,302
5.375%, 05/15/14	2,955,000	1,994,253
5.625%, 08/01/33	295,000	178,960

		5,375,029

Containers & Packaging—0.1%
Graham Packaging Co., Inc. 8.500%, 10/15/12	280,000	199,500
Graphic Packaging International, Inc. 9.500%, 08/15/13 (d)	260,000	179,400
Plastipak Holdings, Inc. (144A) 8.500%, 12/15/15	200,000	134,000
Radnor Holdings Corp. 11.000%, 03/15/10 (c)	175,000	219

		513,119

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Diversified Consumer Services—0.0%
Service Corp. International 7.500%, 04/01/27	$330,000	$211,200
7.625%, 10/01/18	125,000	92,500

		303,700

Diversified Financial Services—13.1%
AGFC Capital Trust I (144A) 6.000%, 01/15/67 (a)	815,000	194,660
Aiful Corp. (144A) 5.000%, 08/10/10	800,000	439,839
American General Finance Corp. 6.900%, 12/15/17	610,000	263,992
Anadarko Finance Co. 7.500%, 05/01/31	1,500,000	1,326,415
BAC Capital Trust XIV 5.630%, 12/31/49 (a) (d)	2,520,000	1,009,653
Bank of America Corp. 5.420%, 03/15/17	1,700,000	1,511,084
8.000%, 12/29/49 (a) (d)	1,610,000	1,158,054
BP Capital Markets, Plc. 5.250%, 11/07/13	2,780,000	2,902,142
Caterpillar Financial Services Corp. 6.200%, 09/30/13	2,290,000	2,360,800
Citigroup, Inc. 5.000%, 09/15/14	3,650,000	3,210,474
6.500%, 08/19/13	2,990,000	3,017,167
6.875%, 03/05/38	2,720,000	3,095,053
Credit Suisse Guernsey, Ltd. 5.860%, 05/29/49 (a)	500,000	233,367
Deutsche Telekom International Finance BV 5.750%, 03/23/16 (d)	820,000	784,935
Devon Financing Corp. 6.875%, 09/30/11	3,680,000	3,713,712
Diageo Capital, Plc. 7.375%, 01/15/14	3,230,000	3,440,761
El Paso Performance-Linked Trust (144A) 7.750%, 07/15/11	1,940,000	1,679,555
FMC Finance III S.A. 6.875%, 07/15/17	750,000	701,250
Ford Motor Credit Co., LLC 7.246%, 06/15/11 (a) (d)	904,000	596,640
7.375%, 10/28/09	5,150,000	4,522,838
7.800%, 06/01/12 (d)	10,000,000	7,015,743
7.875%, 06/15/10	1,975,000	1,580,355
12.000%, 05/15/15	3,010,000	2,247,745
Gaz Capital for Gazprom (144A) 8.625%, 04/28/34	800,000	640,000
Gaz Capital S.A. (144A) 6.510%, 03/07/22	1,130,000	672,350
General Electric Capital Corp. 6.375%, 11/15/67 (a) (d)	6,110,000	3,840,557
GMAC, LLC 5.625%, 05/15/09 (c) (d)	1,410,000	1,354,962
5.850%, 01/14/09 (c) (d)	370,000	367,589
6.625%, 05/15/12	3,223,000	2,510,137

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
GMAC, LLC 6.750%, 12/01/14	$411,000	$282,678
6.875%, 09/15/11 (c)	7,171,103	5,874,998
7.250%, 03/02/11 (c)	25,000	21,495
7.500%, 12/31/13 (c)	748,000	546,040
8.000%, 12/31/18 (c)	632,000	316,000
8.000%, 11/01/31 (c)	1,013,000	603,221
Goldman Sachs Capital II 5.793%, 12/29/49 (a)	3,880,000	1,491,561
Hawker Beechcraft Acquisition Co., LLC. 8.875%, 04/01/15 (d)	5,420,000	1,842,800
HSBC Finance Capital Trust IX 5.911%, 11/30/35 (a)	50,000	20,920
ILFC E-Capital Trust II (144A) 6.250%, 12/21/65 (a)	330,000	137,812
Intergas Finance BV (144A) 6.375%, 05/14/17	2,450,000	1,421,000
International Lease Finance Corp. 5.875%, 05/01/13	50,000	33,380
John Deere Capital Corp. 5.100%, 01/15/13 (d)	2,000,000	1,967,724
JPMorgan Chase & Co. 5.125%, 09/15/14	2,740,000	2,655,274
5.150%, 10/01/15	1,430,000	1,350,288
6.125%, 06/27/17	1,130,000	1,112,058
6.625%, 03/15/12	70,000	71,708
KAC Aquisition Co. (144A) Zero Coupon, 04/26/26 (b) (h)	3,316	0
KazMunaiGaz Finance Sub BV (144A) 8.375%, 07/02/13	2,500,000	1,950,000
Lehman Brothers Holdings Capital Trust VII 5.857%, 11/29/49 (a) (c)	3,780,000	378
Lehman Brothers Holdings E-Capital Trust I 3.850%, 08/19/65 (a) (c)	1,080,000	108
Leucadia National Corp. 8.125%, 09/15/15	520,000	417,300
Level 3 Financing, Inc. 9.250%, 11/01/14 (d)	4,015,000	2,328,700
Petrobras International Finance Co. 6.125%, 10/06/16	1,190,000	1,160,250
Resona Preferred Global Securities Cayman, Ltd. (144A) 7.191%, 12/29/49 (a)	770,000	366,588
Rio Tinto Finance USA, Ltd. 6.500%, 07/15/18	2,160,000	1,583,649
RSHB Capital S.A. for OJSC Russian Agricultural Bank (144A) 6.299%, 05/15/17	570,000	324,900
Shinsei Finance Cayman, Ltd. (144A) 6.418%, 01/29/49 (a)	1,100,000	230,067
Sprint Capital Corp. 6.900%, 05/01/19	30,000	21,300
8.375%, 03/15/12	1,725,000	1,380,000
8.750%, 03/15/32	160,000	108,000
SunTrust Capital VIII 6.100%, 12/01/66 (a)	650,000	457,606

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
Telecom Italia Capital S.A. 6.999%, 06/04/18 (d)	$560,000	$454,300
TNK-BP Finance S.A. 7.500%, 07/18/16	108,000	56,160
TNK-BP Finance S.A. (144A) 6.625%, 03/20/17	670,000	321,600
7.500%, 07/18/16	1,080,000	561,600
7.875%, 03/13/18	2,440,000	1,220,000
Tyco International Finance S.A. 6.000%, 11/15/13	2,660,000	2,495,918
VIP Finance Ireland, Ltd. for OJSC Vimpel Communications (144A) 8.375%, 04/30/13	1,950,000	1,248,000
Virgin Media Finance, Plc. 9.125%, 08/15/16	7,780,000	5,757,200
Wells Fargo Capital X 5.950%, 12/15/36	930,000	797,055
Wells Fargo Capital XV 9.750%, 12/31/49 (a) (d)	3,300,000	3,333,000
Wind Acquisition Finance S.A. (144A) 10.750%, 12/01/15	960,000	825,600

		103,540,065

Diversified Telecommunication Services—2.8%
AT&T, Inc. 5.500%, 02/01/18	2,570,000	2,597,306
Embarq Corp. 6.738%, 06/01/13	3,550,000	2,999,750
Frontier Communications Corp. 7.125%, 03/15/19	165,000	110,550
7.875%, 01/15/27	250,000	145,000
Nordic Telephone Co. Holdings ApS (144A) 8.875%, 05/01/16	1,070,000	749,000
Qwest Communications International, Inc. (Series B) 7.500%, 02/15/14	4,613,000	3,298,295
Royal KPN NV 8.000%, 10/01/10	990,000	999,111
Telecom Italia Capital S.A. 5.250%, 10/01/15	2,100,000	1,598,625
Verizon Communications, Inc. 5.500%, 02/15/18	970,000	932,990
8.950%, 03/01/39	1,910,000	2,467,128
Verizon Florida, LLC 6.125%, 01/15/13 (d)	70,000	66,714
Verizon New York, Inc. 6.875%, 04/01/12 (d)	1,820,000	1,810,811
Windstream Corp. 8.625%, 08/01/16	4,560,000	4,035,600

		21,810,880

Electric Utilities—2.5%
Duke Energy Carolinas, LLC 5.625%, 11/30/12	370,000	376,810
Edison Mission Energy 7.000%, 05/15/17 (d)	390,000	339,300
7.200%, 05/15/19	5,780,000	4,739,600

Security Description	Face Amount	Value*

Electric Utilities—(Continued)
Edison Mission Energy 7.625%, 05/15/27	$190,000	$147,250
Energy Future Holdings Corp. 5.550%, 11/15/14	420,000	196,236
Energy Future Holdings Corp. (144A) 11.250%, 11/01/17	18,230,000	8,841,550
Exelon Corp. 5.625%, 06/15/35	595,000	375,601
FirstEnergy Corp. 6.450%, 11/15/11	770,000	727,847
7.375%, 11/15/31	1,645,000	1,556,196
Mirant Mid-Atlantic Pass Through Trust 9.125%, 06/30/17	2,692,529	2,423,276

		19,723,666

Electronic Equipment, Instruments & Components—0.0%
NXP BV 9.500%, 10/15/15	115,000	21,850

Energy Equipment & Services—1.0%
Baker Hughes, Inc. 7.500%, 11/15/18	2,070,000	2,294,922
Cie Generale de Geophysique-Veritas 7.500%, 05/15/15	115,000	71,300
7.750%, 05/15/17	480,000	278,400
Kinder Morgan Energy Partners, L.P. 5.850%, 09/15/12	190,000	174,002
6.000%, 02/01/17	1,410,000	1,224,127
6.300%, 02/01/09	200,000	199,807
6.750%, 03/15/11	680,000	661,396
6.950%, 01/15/38	2,600,000	2,102,742
7.125%, 03/15/12	20,000	19,316
Pride International, Inc. 7.375%, 07/15/14	700,000	651,000
Transocean, Inc. 5.250%, 03/15/13	320,000	297,215

		7,974,227

Federal Agencies—26.5%
Farmer Mac Guaranteed Notes Trust 5.125%, 04/19/17	3,400,000	3,837,308
Federal Home Loan Bank 5.000%, 12/21/15	3,660,000	4,099,284
5.500%, 07/15/36	2,690,000	3,447,318
Federal Home Loan Mortgage Corp. 5.000%, 12/01/34	132,798	135,937
5.500%, 10/01/35	1,398,040	1,432,832
5.500%, 07/01/37	1,826,286	1,871,347
5.500%, 12/01/37	3,620,021	3,709,412
5.776%, 02/01/37 (a)	1,157,379	1,183,678
5.932%, 05/01/37 (a)	2,903,281	2,973,939
6.000%, TBA	3,800,000	3,914,000
11.565%, 06/15/21 (a) (f)	67	1,468
Federal National Mortgage Association 5.000%, 08/01/34	317,548	324,855

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.000%, 03/01/35	$272,067	$278,327
5.000%, 05/01/35	717,598	733,662
5.000%, 06/01/35	11,959,868	12,235,081
5.000%, 08/01/35	220,573	225,511
5.000%, 02/01/36	14,882,927	15,216,102
5.000%, 07/01/38	9,896,238	10,114,687
5.000%, TBA	56,800,000	57,989,278
5.129%, 10/01/35 (a)	952,159	957,387
5.500%, 04/01/36	8,156,584	8,198,480
5.500%, 11/01/36	4,058,218	4,164,919
5.500%, 01/01/37	6,451,815	6,621,450
5.500%, 08/01/37	2,669,700	2,739,893
6.000%, 10/01/36	13,049,880	13,450,087
6.000%, 07/01/37	905,670	933,394
6.000%, 09/01/37	674,306	694,948
6.000%, TBA	2,200,000	2,270,625
6.500%, 03/01/26	14,989	15,696
6.500%, 03/01/36	821,361	854,087
6.500%, 08/01/36	868,239	902,833
6.500%, 10/01/36	523,504	544,362
6.500%, 12/01/36	598,369	622,211
6.500%, 05/01/37	945,017	982,616
6.500%, 07/01/37	947,659	985,364
6.500%, 08/01/37	455,994	474,137
6.500%, 09/01/37	1,927,602	2,004,297
6.500%, 10/01/37	2,554,663	2,656,307
7.000%, 05/01/26	3,368	3,568
7.500%, 12/01/29	3,969	4,208
7.500%, 06/01/30	6,321	6,692
7.500%, 08/01/30	1,149	1,216
7.500%, 11/01/30	26,723	28,292
7.500%, 02/01/31	1,891	2,002
8.000%, 08/01/27	4,439	4,705
8.000%, 01/01/31	121,120	128,132
8.500%, 08/01/19	84,665	90,811
10.400%, 04/25/19	2,808	3,037
Government National Mortgage Association 5.000%, TBA	13,600,000	13,940,000
5.500%, TBA	9,800,000	10,078,687
6.000%, TBA	11,000,000	11,340,465

		209,428,934

Food & Staples Retailing—0.4%
CVS Pass-Through Trust (144A) 6.943%, 01/10/30	2,091,891	1,315,318
Dollar General Corp. 11.875%, 07/15/17 (d)	2,115,000	1,808,325
Safeway, Inc. 7.250%, 02/01/31 (d)	50,000	55,491

		3,179,134

Security Description	Face Amount	Value*

Food Products—0.4%
Alliance One International, Inc. 11.000%, 05/15/12	$1,480,000	$1,228,400
Dole Food Co., Inc. 7.250%, 06/15/10 (d)	2,535,000	1,768,162
8.875%, 03/15/11	150,000	93,750

		3,090,312

Foreign Government—0.6%
Mexico Government International Bond 5.625%, 01/15/17 (d)	1,260,000	1,260,000
5.875%, 01/15/14	760,000	777,100
6.750%, 09/27/34	851,000	897,805
10.375%, 02/17/09	238,000	239,190
Region of Lombardy Italy 5.804%, 10/25/32	925,000	1,148,942
Russian Federation 11.000%, 07/24/18	590,000	698,649

		5,021,686

Gas Utilities—0.2%
El Paso Natural Gas Co. 8.375%, 06/15/32	590,000	509,106
Suburban Propane Partners, L.P. 6.875%, 12/15/13	1,682,000	1,379,240

		1,888,346

Government Agency—0.9%
Tennessee Valley Authority 5.980%, 04/01/36	2,320,000	3,011,360
Virginia Housing Development Authority 6.000%, 06/25/34	3,858,904	3,763,512

		6,774,872

Health Care Providers & Services—2.9%
Community Health Systems, Inc. 8.875%, 07/15/15 (d)	965,000	887,800
DaVita, Inc. 6.625%, 03/15/13	405,000	384,750
HCA, Inc. 6.250%, 02/15/13	1,143,000	714,375
6.375%, 01/15/15	4,595,000	2,802,950
9.125%, 11/15/14	90,000	83,475
9.250%, 11/15/16	690,000	633,075
9.625%, 11/15/16 (d)	6,651,000	5,187,780
Humana, Inc. 7.200%, 06/15/18	540,000	434,262
Tenet Healthcare Corp. 6.500%, 06/01/12	2,595,000	1,972,200
6.875%, 11/15/31	95,000	39,900
7.375%, 02/01/13	325,000	231,562
9.250%, 02/01/15 (d)	4,545,000	3,658,725
9.875%, 07/01/14	1,280,000	1,030,400

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Health Care Providers & Services—(Continued)
U.S. Oncology Holdings, Inc. 8.334%, 03/15/12 (a)	$5,175,000	$3,260,250
Vanguard Health Holdings Co. I, LLC 11.250%, 10/01/15 (d) (e)	900,000	706,500
Vanguard Health Holdings Co. II, LLC 9.000%, 10/01/14	580,000	484,300
WellPoint, Inc. 5.875%, 06/15/17	130,000	118,318

		22,630,622

Hotels, Restaurants & Leisure—0.6%
Boyd Gaming Corp. 6.750%, 04/15/14 (d)	100,000	63,000
Caesars Entertainment, Inc. 8.125%, 05/15/11 (d)	6,070,000	2,974,300
Carrols Corp. 9.000%, 01/15/13 (d)	205,000	138,375
Inn of the Mountain Gods Resort & Casino 12.000%, 11/15/10	1,025,000	338,250
MGM MIRAGE 6.750%, 09/01/12 (d)	320,000	224,000
7.625%, 01/15/17 (d)	385,000	248,325
Station Casinos, Inc. 6.500%, 02/01/14 (d)	125,000	7,187
7.750%, 08/15/16 (d)	2,870,000	545,300
Turning Stone Resort Casino Enterprise (144A) 9.125%, 12/15/10	275,000	231,000

		4,769,737

Household Durables—0.5%
Norcraft Cos., L.P. 9.000%, 11/01/11	4,635,000	3,939,750
Norcraft Holdings, L.P. 0/9.750%, 09/01/12 (e)	225,000	167,625

		4,107,375

Independent Power Producers & Energy Traders—2.0%
Mirant North America, LLC 7.375%, 12/31/13	400,000	384,000
NRG Energy, Inc. 7.250%, 02/01/14 (d)	155,000	144,925
7.375%, 02/01/16 (d)	8,790,000	8,174,700
SemGroup, L.P. (144A) 8.750%, 11/15/15 (c)	1,125,000	39,375
The AES Corp. 7.750%, 03/01/14	35,000	30,800
7.750%, 10/15/15	520,000	436,800
8.000%, 10/15/17 (d)	6,850,000	5,617,000
8.875%, 02/15/11	150,000	140,250
9.375%, 09/15/10 (d)	403,000	382,850
The AES Corp. (144A) 8.000%, 06/01/20	620,000	480,500

		15,831,200

Security Description	Face Amount	Value*

Industrial Conglomerates—0.3%
Corporacion Andina de Fomento 6.875%, 03/15/12	$2,900,000	$2,805,515

Insurance—0.6%
American International Group, Inc. 5.850%, 01/16/18	350,000	234,600
6.250%, 03/15/37 (d)	760,000	284,067
American International Group, Inc. (144A) 8.250%, 08/15/18	1,930,000	1,412,603
The Travelers Cos., Inc. 6.250%, 03/15/67 (a)	4,400,000	2,882,163

		4,813,433

Internet Software & Services—0.0%
Expedia, Inc. (144A) 8.500%, 07/01/16	140,000	104,300

IT Services—0.6%
Electronic Data Systems Corp. 7.125%, 10/15/09	1,270,000	1,291,114
First Data Corp. 9.875%, 09/24/15 (d)	1,000,000	605,000
SunGard Data Systems, Inc. 10.250%, 08/15/15	4,120,000	2,719,200

		4,615,314

Leisure Equipment & Products—0.0%
Seneca Gaming Corp. 7.250%, 05/01/12	225,000	181,125

Marine—0.1%
Overseas Shipholding Group, Inc. 7.500%, 02/15/24	340,000	226,100
Teekay Corp. 8.875%, 07/15/11	650,000	549,250

		775,350

Media—3.9%
Affinion Group, Inc. 10.125%, 10/15/13	500,000	365,000
11.500%, 10/15/15	1,060,000	637,325
Cablevision Systems Corp 8.000%, 04/15/12	1,210,000	1,076,900
CCH I, LLC 11.000%, 10/01/15 (d)	2,984,000	522,200
Cengage Learning Aquisitions, Inc. (144A) 10.500%, 01/15/15	4,190,000	1,717,900
Charter Communications Operating, LLC (144A) 8.000%, 04/30/12	1,560,000	1,279,200
10.875%, 09/15/14	9,995,000	7,996,000
Clear Channel Communications, Inc. 6.250%, 03/15/11 (d)	1,130,000	339,000
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	50,000	51,726

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Media—(Continued)
Comcast Cable Communications, LLC 8.875%, 05/01/17	$600,000	$640,712
Comcast Corp. 5.875%, 02/15/18	170,000	161,092
6.500%, 01/15/15	1,890,000	1,857,740
6.500%, 01/15/17 (d)	130,000	128,403
CSC Holdings, Inc. 6.750%, 04/15/12 (d)	350,000	320,250
8.125%, 08/15/09	200,000	199,000
CSC Holdings, Inc. (144A) 8.500%, 06/15/15	2,375,000	2,090,000
Dex Media West, LLC 8.500%, 08/15/10	3,240,000	1,960,200
9.875%, 08/15/13	267,000	63,413
Dex Media, Inc. 9.000%, 11/15/13 (c)	295,000	54,575
DirecTV Holdings, LLC 8.375%, 03/15/13 (d)	162,000	161,190
EchoStar DBS Corp. 6.625%, 10/01/14	320,000	267,200
7.750%, 05/31/15	4,595,000	3,905,750
Idearc, Inc. 8.000%, 11/15/16 (d)	10,300,000	772,500
News America, Inc. 6.650%, 11/15/37	100,000	98,976
R.H. Donnelley Corp. 6.875%, 01/15/13	180,000	24,300
6.875%, 01/15/13 (d)	45,000	6,075
8.875%, 01/15/16 (d)	225,000	33,750
Time Warner Cable, Inc. 5.850%, 05/01/17	2,650,000	2,420,915
Time Warner Entertainment Co., L.P. 8.375%, 07/15/33	510,000	514,656
Time Warner, Inc. 6.875%, 05/01/12 (d)	1,270,000	1,220,084
7.625%, 04/15/31	50,000	49,141
7.700%, 05/01/32	120,000	120,148

		31,055,321

Metals & Mining—2.0%
Alcoa, Inc. 6.000%, 07/15/13	1,840,000	1,663,697
Evraz Group S.A. 8.875%, 04/24/13	1,200,000	624,000
Evraz Group S.A. (144A) 8.875%, 04/24/13 (d)	2,109,000	1,075,590
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 04/01/17	3,315,000	2,718,300
Novelis, Inc. 7.250%, 02/15/15	4,345,000	2,520,100
Ryerson, Inc. (144A) 12.000%, 11/01/15	1,800,000	1,111,500
Steel Dynamics, Inc. 6.750%, 04/01/15	370,000	255,300
7.375%, 11/01/12	180,000	131,400

Security Description	Face Amount	Value*

Metals & Mining—(Continued)
Steel Dynamics, Inc. (144A) 7.750%, 04/15/16	$3,300,000	$2,285,250
Vale Overseas, Ltd. 6.875%, 11/21/36	2,750,000	2,496,175
Vedanta Resources, Plc. (144A) 8.750%, 01/15/14	1,210,000	726,000

		15,607,312

Multi-Utilities—1.1%
Dominion Resources, Inc. 5.700%, 09/17/12	1,350,000	1,336,743
8.875%, 01/15/19	1,570,000	1,693,071
Dynegy Holdings, Inc. 7.125%, 05/15/18	115,000	70,150
7.750%, 06/01/19	4,075,000	2,811,750
Dynegy-Roseton Danskammer Pass-Through Trust 7.670%, 11/08/16	500,000	355,312
Pacific Gas & Electric Co. 5.625%, 11/30/17	1,480,000	1,515,803
5.800%, 03/01/37	430,000	445,999
6.050%, 03/01/34	770,000	817,785

		9,046,613

Multiline Retail—0.4%
The Neiman Marcus Group, Inc. 7.125%, 06/01/28	3,810,000	1,790,700
9.000%, 10/15/15 (d)	3,185,000	1,401,400

		3,192,100

Office Electronics—0.0%
Xerox Corp. 6.400%, 03/15/16	360,000	280,800

Oil, Gas & Consumable Fuels—4.3%
Anadarko Petroleum Corp. 5.950%, 09/15/16	60,000	52,998
6.450%, 09/15/36	910,000	717,839
Apache Corp. 5.250%, 04/15/13	680,000	689,026
5.625%, 01/15/17 (d)	2,620,000	2,637,596
Belden & Blake Corp. 8.750%, 07/15/12	1,450,000	993,250
Chesapeake Energy Corp. 6.250%, 01/15/18	25,000	18,500
6.375%, 06/15/15	425,000	335,750
6.500%, 08/15/17	450,000	344,250
6.875%, 01/15/16	2,250,000	1,800,000
6.875%, 11/15/20	2,420,000	1,742,400
ConocoPhillips Holding Co. 6.950%, 04/15/29	1,230,000	1,323,604
El Paso Corp. 7.000%, 06/15/17	2,410,000	1,886,078
7.375%, 12/15/12 (d)	50,000	43,181
7.750%, 01/15/32	179,000	116,193

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
El Paso Corp. 7.800%, 08/01/31	$45,000	$29,318
7.875%, 06/15/12 (d)	575,000	516,336
Enterprise Products Operating, LLC 9.750%, 01/31/14	2,630,000	2,678,097
Exco Resources, Inc. 7.250%, 01/15/11	960,000	748,800
Hess Corp. 6.650%, 08/15/11 (d)	2,330,000	2,329,077
7.300%, 08/15/31	960,000	873,462
7.875%, 10/01/29	240,000	230,396
Kerr-McGee Corp. 6.950%, 07/01/24	500,000	438,424
7.875%, 09/15/31	2,270,000	2,089,642
Occidental Petroleum Corp. 7.000%, 11/01/13	2,650,000	2,892,329
OPTI Canada, Inc. 7.875%, 12/15/14	430,000	219,300
8.250%, 12/15/14	310,000	167,400
Peabody Energy Corp. 6.875%, 03/15/13 (d)	120,000	113,700
Pemex Project Funding Master Trust 6.625%, 06/15/35	260,000	220,090
6.625%, 06/15/35	150,000	126,975
Quicksilver Resources, Inc. 7.125%, 04/01/16	250,000	133,750
SandRidge Energy, Inc. 8.625%, 04/01/15	2,000,000	1,050,000
Valero Energy Corp. 4.750%, 06/15/13	50,000	45,942
VeraSun Energy Corp. 9.875%, 12/15/12 (c)	800,000	480,000
Whiting Peteroleum Corp. 7.000%, 02/01/14 (d)	205,000	144,525
7.250%, 05/01/12 (d)	300,000	223,500
Williams Cos., Inc. 7.125%, 09/01/11	50,000	46,000
7.500%, 01/15/31	925,000	619,750
7.625%, 07/15/19 (d)	125,000	97,656
7.750%, 06/15/31	1,410,000	965,850
7.875%, 09/01/21	1,091,000	834,615
8.750%, 03/15/32	455,000	338,975
XTO Energy, Inc. 5.650%, 04/01/16	2,190,000	2,009,255
6.250%, 08/01/17	20,000	19,206
6.500%, 12/15/18	280,000	271,046
6.750%, 08/01/37	200,000	187,313
7.500%, 04/15/12	390,000	385,460

		34,226,854

Paper & Forest Products—0.9%
Abitibi-Consolidated Co. of Canada (144A) 13.750%, 04/01/11 (a)	1,580,000	1,011,200
Appleton Papers, Inc. 9.750%, 06/15/14 (d)	4,280,000	2,503,800

Security Description	Face Amount	Value*

Paper & Forest Products—(Continued)
NewPage Corp. 9.443%, 05/01/12 (a)	$1,090,000	$416,925
10.000%, 05/01/12	5,080,000	2,235,200
Weyerhaeuser Co. 6.750%, 03/15/12	680,000	608,702

		6,775,827

Pharmaceuticals—0.6%
Abbott Laboratories 5.600%, 11/30/17 (d)	3,150,000	3,408,864
Wyeth 5.500%, 03/15/13 (a)	50,000	50,931
5.950%, 04/01/37 (d)	1,190,000	1,321,241

		4,781,036

Real Estate Investment Trusts—0.3%
Boston Properties, L.P. 6.250%, 01/15/13	65,000	48,253
iStar Financial, Inc. 5.150%, 03/01/12 (d)	50,000	15,750
Ventas Realty, L.P. 9.000%, 05/01/12	3,050,000	2,714,500

		2,778,503

Real Estate Management & Development—0.0%
Realogy Corp. 10.500%, 04/15/14	660,000	113,850
11.000%, 04/15/14	575	66
12.375%, 04/15/15	1,400,000	189,000

		302,916

Road & Rail—0.4%
The Hertz Corp. 10.500%, 01/01/16 (d)	7,170,000	3,271,312

Semiconductors & Semiconductor Equipment—0.1%
Freescale Semiconductor, Inc. 8.875%, 12/15/14	120,000	52,800
Sensata Technologies BV 8.000%, 05/01/14	910,000	409,500

		462,300

Specialty Retail—0.1%
Blockbuster, Inc. 9.000%, 09/01/12 (d)	1,490,000	722,650
Limited Brands, Inc. 6.950%, 03/01/33	60,000	28,130

		750,780

Textiles, Apparel & Luxury Goods—0.0%
Oxford Industries, Inc. 8.875%, 06/01/11	120,000	90,600

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Thrifts & Mortgage Finance—0.1%
Countrywide Financial Corp. 4.348%, 01/05/09 (a)	$460,000	$460,000
Countrywide Home Loans, Inc. 4.000%, 03/22/11	75,000	71,400

		531,400

Tobacco—0.5%
Altria Group, Inc. 9.700%, 11/10/18	2,930,000	3,166,832
Reynolds American, Inc. 6.750%, 06/15/17	575,000	456,427

		3,623,259

Trading Companies & Distributors—0.4%
H&E Equipment Services, Inc. 8.375%, 07/15/16 (d)	500,000	265,000
RSC Equipment Rental, Inc. 9.500%, 12/01/14 (d)	5,250,000	2,887,500

		3,152,500

U.S. Treasury—6.7%
U.S. Treasury Bonds 4.750%, 02/15/37 (d)	40,000	55,738
5.375%, 02/15/31 (d)	1,740,000	2,390,868
5.500%, 08/15/28 (d) (i)	19,880,000	26,869,055
6.125%, 11/15/27 (d) (i)	400,000	573,562
6.375%, 08/15/27	300,000	439,031
8.875%, 08/15/17 (d)	340,000	506,148
U.S. Treasury Inflation Indexed Bonds (TII) 1.750%, 01/15/28 (d) (i)	9,038,209	8,350,455
2.000%, 01/15/26 (d) (i)	1,539,057	1,449,720
2.375%, 01/15/27 (i)	4,388,434	4,408,660
U.S. Treasury Inflation Indexed Notes (TII) 2.000%, 01/15/16 (d)	4,464,358	4,275,319
2.500%, 07/15/16 (d)	718,741	713,070
2.625%, 07/15/17	1,996,523	2,045,969
U.S. Treasury Notes 4.750%, 05/31/12 (d)	640,000	716,350

		52,793,945

Wireless Telecommunication Services—0.2%
America Movil S.A.B. de C.V. 5.625%, 11/15/17	880,000	782,346
American Tower Corp. 7.500%, 05/01/12 (d)	150,000	147,750
New Cingular Wireless Services, Inc. 8.750%, 03/01/31	50,000	62,504
Nextel Communications, Inc. 6.875%, 10/31/13	1,295,000	550,375
7.375%, 08/01/15	800,000	336,000

		1,878,975

Security Description	Face Amount	Value*

Yankee—0.3%
Methanex Corp. 8.750%, 08/15/12	$225,000	$213,750
Morgan Stanley Bank AG for OAO Gazprom 9.625%, 03/01/13	170,000	154,700
Shell International Finance BV 6.375%, 12/15/38	1,690,000	1,901,231
Smurfit Kappa Treasury Funding, Ltd. 7.500%, 11/20/25	275,000	162,250

		2,431,931

Total Fixed Income (Identified Cost $1,091,719,701)		839,420,591

Term Loans—0.2%

IT Services—0.2%
First Data Corp. 7.960%, 09/24/14 (a)	2,376,000	1,521,488

Total Term Loans (Identified Cost $2,280,960)		1,521,488

Preferred Stock—0.1%
Security Description	Shares	Value*

Commercial & Professional Services—0.1%
Preferred Blocker, Inc.	2,564	552,300

Diversified Financial Services—0.0%
TCR Holdings (Class B) (g) (h)	840	1
TCR Holdings (Class C) (b) (g) (h)	462	0
TCR Holdings (Class D) (g) (h)	1,219	1
TCR Holdings (Class E) (g) (h)	2,521	3

		5

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp.	117,175	45,698
Federal National Mortgage Association (d)	84,850	70,426
Federal National Mortgage Association (144A) (d)	3,400	2,656

		118,780

Total Preferred Stock (Identified Cost $5,784,105)		671,085

Fixed Income—Convertible—0.1%
Security Description	Face Amount	Value*

Automobiles—0.0%
Ford Motor Co. 4.250%, 12/15/36	$170,000	43,775

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—Convertible—(Continued)

Security Description	Face Amount	Value*

Diversified Telecommunication Services—0.1%
Qwest Communications International, Inc. 3.500%, 11/15/25	$1,370,000	$1,136,788

Total Fixed Income—Convertible (Identified Cost $1,158,484)		1,180,563

Common Stock—0.0%
Security Description	Shares	Value*

Chemicals—0.0%
Applied Extrusion Technologies, Inc. (Class B) (g) (h)	2,424	16,968

Total Common Stock (Identified Cost $98,629)		16,968

Warrants—0.0%

Wireless Telecommunication Services – 0.0%
Leap Wireless International, Inc. (144A) (b) (g) (h)	125	0

Yankee—0.0%
Republic of Venezuela (g)	3,750	93,750

Total Warrants (Identified Cost $40,147)		93,750

Short Term Investments—9.3%
Security Description	Shares/Face Amount	Value*

Mutual Funds—5.8%
State Street Navigator Securities Lending Prime Portfolio (j)	45,417,390	45,417,390

Repurchase Agreement—3.5%
State Street Repurchase Agreement dated 12/31/08 at 0.005% to be repurchased at $28,004,008 on 01/02/09, collateralized by $28,615,000 U.S. Treasury Bill due 07/30/09 with a value of $28,566,355.	$28,004,000	28,004,000

Total Short Term Investments (Identified Cost $73,421,390)		73,421,390

Total Investments—115.8% (Identified Cost $1,174,503,416) (k)		916,325,835
Liabilities in excess of other assets		(124,842,801)

Total Net Assets—100%		$791,483,034

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2008.
(b)	Zero Valued Security.
(c)	Non-Income Producing; Defaulted Bond.
(d)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $44,397,476 and the collateral received consisted of cash in the amount of $45,417,390. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(e)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. Rate disclosed is as of December 31, 2008.
(f)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(g)	Non-Income Producing.
(h)	Security was valued in good faith under procedures established by the Board of Directors.
(i)	A portion or all of the security was pledged as collateral against open futures contracts.
(j)	Represents investment of cash collateral received from securities lending transactions.
(k)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $1,175,904,101 and the composition of unrealized appreciation and depreciation of investment securities was $14,591,232 and $(274,169,498), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2008, the market value of 144A securities was $95,121,952, which is 12.0% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TII)—	A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2008

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2008	Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar Futures	3/16/2009	617	$149,345,030	$152,614,950	$3,269,920
90 Day Eurodollar Futures	6/15/2009	10	2,402,700	2,471,750	69,050
90 Day Eurodollar Futures	9/14/2009	10	2,399,325	2,468,625	69,300
German Euro Bund Futures	3/6/2009	217	37,709,101	37,656,822	(52,279)
U.S. Treasury Notes 2 Year Futures	3/31/2009	353	75,859,886	76,976,063	1,116,177
U.S. Treasury Notes 5 Year Futures	3/31/2009	71	8,391,632	8,452,883	61,251
U.S. Treasury Bond 30 Year Futures	3/20/2009	40	5,010,321	5,521,875	511,554

Futures Contracts—Short
U.S. Treasury Notes 10 Year Futures	3/20/2009	(87)	(11,119,327)	(10,940,250)	179,077

Net Unrealized Appreciation					$5,224,050

Options Written

Options Written—Calls	Expiration Date	Number of Contracts	Premiums Received	Valuation as of 12/31/2008	Unrealized Appreciation/ (Depreciation)
Eurodollar Futures 97.625 Call	9/14/2009	(10)	$(7,700)	$(29,438)	$(21,738)
Eurodollar Futures 98.25 Call	3/16/2009	(497)	(356,651)	(900,812)	(544,161)
U.S. Treasury Notes 10 Year Futures 118 Call	2/20/2009	(453)	(421,774)	(3,716,016)	(3,294,242)

Options Written—Puts
Eurodollar Futures 96.75 Put	3/16/2009	(736)	(480,088)	(4,600)	475,488
U.S. Treasury Notes 10 Year Futures 110 Put	2/20/2009	(431)	(585,045)	(53,875)	531,170
U.S. Treasury Notes 10 Year Futures 111 Put	2/20/2009	(110)	(190,286)	(15,469)	174,817

Net Unrealized Depreciation					$(2,678,666)

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$108,885,421	$2,545,384
Level 2 - Other Significant Observable Inputs	805,452,750	0
Level 3 - Significant Unobservable Inputs	1,987,664	0
Total	$916,325,835	$2,545,384

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments In Securities	Other Financial Instruments
Balance as of January 1, 2008	$2,444,378	$0
Transfers in (Out) of Level 3	5,541,120	0
Accrued discounts/premiums	(7,101)	0
Realized Gain (Loss)	(1,956,033)	0
Change in unrealized appreciation (depreciation)	(4,064,382)	0
Net Purchases (Sales)	29,682	0
Balance as of December 31, 2008	$1,987,664	$0

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$916,325,835
Cash		3,434,089
Receivable for:
Securities sold		313,414
Fund shares sold		302,269
Accrued interest and dividends		13,219,751
Foreign taxes		39,783
Futures variation margin		9,179,731

Total Assets		942,814,872
Liabilities
Payable for:
Securities purchased	$98,227,922
Fund shares redeemed	2,462,743
Withholding taxes	9,905
Collateral for securities loaned	45,417,390
Options written, at fair value (c)	4,720,210
Accrued expenses:
Management fees	397,538
Service and distribution fees	45,120
Deferred directors’ fees	9,702
Other expenses	41,308

Total Liabilities		151,331,838

Net Assets		$791,483,034

Net assets consists of:
Capital paid in		$966,571,956
Undistributed net investment income		58,492,452
Accumulated net realized gains		22,008,556
Unrealized depreciation on investments, futures contracts, options and foreign currency		(255,589,930)

Net Assets		$791,483,034

Computation of offering price:
Class A
Net asset value and redemption price per share ($541,022,856 divided by 52,506,407 shares outstanding)		$10.30

Class B
Net asset value and redemption price per share ($170,286,347 divided by 16,598,724 shares outstanding)		$10.26

Class E
Net asset value and redemption price per share ($80,173,831 divided by 7,803,031 shares outstanding)		$10.27

(a) Identified cost of investments		$1,174,503,416

(b) Includes cash collateral for securities loaned of		$45,417,390

(c) Premiums received on written options		$2,041,544

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$312,781
Interest		68,204,592 (a)

		68,517,373
Expenses
Management fees	$5,895,684
Service and distribution fees—Class B	541,160
Service and distribution fees—Class E	162,726
Directors’ fees and expenses	30,193
Custodian	141,718
Audit and tax services	39,791
Legal	17,170
Printing	196,339
Insurance	11,473
Miscellaneous	16,443

Total expenses		7,052,697

Net Investment Income		61,464,676

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(6,007,046)
Futures contracts—net	26,655,501
Foreign currency transactions—net	(2,980,929)
Options—net	1,851,206	19,518,732

Change in unrealized appreciation (depreciation) on:
Investments—net	(242,935,061)
Futures contracts—net	5,909,203
Foreign currency transactions—net	42,266
Options—net	(2,007,050)	(238,990,642)

Net loss		(219,471,910)

Net Decrease in Net Assets From Operations		$(158,007,234)

(a)	Includes income on securities loaned of $953,595.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$61,464,676	$42,332,494
Net realized gain	19,518,732	5,826,853
Change in unrealized depreciation	(238,990,642)	(15,227,645)

Increase (decrease) in net assets from operations	(158,007,234)	32,931,702

From Distributions to Shareholders
Net investment income
Class A	(28,408,409)	(12,132,873)
Class B	(8,483,742)	(5,326,759)
Class E	(4,435,092)	(3,551,481)

	(41,327,243)	(21,011,113)

Net realized gain
Class A	(4,191,405)	(418,375)
Class B	(1,336,607)	(202,282)
Class E	(680,867)	(129,537)

	(6,208,879)	(750,194)

Total distributions	(47,536,122)	(21,761,307)

Increase (decrease) in net assets from capital share transactions	(69,742,945)	352,934,887

Net increase (decrease) in net assets	(275,286,301)	364,105,282

Net Assets
Beginning of the period	1,066,769,335	702,664,053

End of the period	$791,483,034	$1,066,769,335

Undistributed Net Investment Income
End of the period	$58,492,452	$42,183,643

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	13,155,483	$156,957,768	32,064,594	$402,583,204
Reinvestments	2,707,626	32,599,814	1,006,516	12,551,248
Redemptions	(18,154,270)	(206,280,393)	(7,446,566)	(93,255,284)

Net increase (decrease)	(2,291,161)	$(16,722,811)	25,624,544	$321,879,168

Class B
Sales	1,612,409	$19,385,190	6,040,423	$75,317,405
Reinvestments	817,681	9,820,349	444,814	5,529,041
Redemptions	(4,895,477)	(55,151,766)	(3,276,505)	(40,875,803)

Net increase (decrease)	(2,465,387)	$(25,946,227)	3,208,732	$39,970,643

Class E
Sales	477,667	$5,666,238	1,544,488	$19,309,344
Reinvestments	425,621	5,115,959	295,902	3,681,018
Redemptions	(3,313,362)	(37,856,104)	(2,551,275)	(31,905,286)

Net decrease	(2,410,074)	$(27,073,907)	(710,885)	$(8,914,924)

Increase (decrease) derived from capital share transactions		$(69,742,945)		$352,934,887

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.70	$12.58	$12.72	$13.04	$12.61

Income From Investment Operations
Net investment income	0.74 (a)	0.63 (a)	0.38	0.36	0.46
Net realized and unrealized gain (loss) of investments	(2.58)	(0.15)	0.22	(0.01)	0.35

Total from investment operations	(1.84)	0.48	0.60	0.35	0.81

Less Distributions
Distributions from net investment income	(0.49)	(0.35)	(0.64)	(0.41)	(0.38)
Distributions from net realized capital gains	(0.07)	(0.01)	(0.10)	(0.26)	0.00

Total distributions	(0.56)	(0.36)	(0.74)	(0.67)	(0.38)

Net Asset Value, End of Period	$10.30	$12.70	$12.58	$12.72	$13.04

Total Return (%)	(15.0)	4.0	5.1	2.8	6.6
Ratio of operating expenses to average net assets (%)	0.65	0.66	0.72	0.75	0.77
Ratio of net investment income to average net assets (%)	6.34	5.03	4.91	4.11	3.79
Portfolio turnover rate (%)	280	504	700	507	393
Net assets, end of period (000)	$541,023	$696,191	$366,984	$213,906	$164,213

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.65	$12.53	$12.66	$12.99	$12.58

Income From Investment Operations
Net investment income	0.71 (a)	0.59 (a)	0.54	0.40	0.39
Net realized and unrealized gain (loss) of investments	(2.57)	(0.14)	0.03	(0.08)	0.38

Total from investment operations	(1.86)	0.45	0.57	0.32	0.77

Less Distributions
Distributions from net investment income	(0.46)	(0.32)	(0.60)	(0.39)	(0.36)
Distributions from net realized capital gains	(0.07)	(0.01)	(0.10)	(0.26)	0.00

Total distributions	(0.53)	(0.33)	(0.70)	(0.65)	(0.36)

Net Asset Value, End of Period	$10.26	$12.65	$12.53	$12.66	$12.99

Total Return (%)	(15.2)	3.7	4.8	2.6	6.3
Ratio of operating expenses to average net assets (%)	0.90	0.91	0.97	1.00	1.02
Ratio of net investment income to average net assets (%)	6.08	4.77	4.66	3.92	3.66
Portfolio turnover rate (%)	280	504	700	507	393
Net assets, end of period (000)	$170,286	$241,184	$198,632	$120,590	$36,346

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.67	$12.55	$12.68	$13.00	$12.58

Income From Investment Operations
Net investment income	0.72 (a)	0.61 (a)	0.62	0.50	0.38
Net realized and unrealized gain (loss) of investments	(2.58)	(0.15)	(0.03)	(0.17)	0.41

Total from investment operations	(1.86)	0.46	0.59	0.33	0.79

Less Distributions
Distributions from net investment income	(0.47)	(0.33)	(0.62)	(0.39)	(0.37)
Distributions from net realized capital gains	(0.07)	(0.01)	(0.10)	(0.26)	0.00

Total distributions	(0.54)	(0.34)	(0.72)	(0.65)	(0.37)

Net Asset Value, End of Period	$10.27	$12.67	$12.55	$12.68	$13.00

Total Return (%)	(15.1)	3.9	4.9	2.7	6.5
Ratio of operating expenses to average net assets (%)	0.80	0.81	0.87	0.90	0.92
Ratio of net investment income to average net assets (%)	6.15	4.87	4.75	3.95	3.64
Portfolio turnover rate (%)	280	504	700	507	393
Net assets, end of period (000)	$80,174	$129,394	$137,048	$151,881	$144,605

(a)	Per share amount is based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-21

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MSF-22

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad markets or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2008 was $182,650,433 for the Portfolio.

MSF-23

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

High Yield Securities:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Mortgage-Backed Securities:

The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At December 31, 2008, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities (excluding federal agencies) with an aggregate value of $167,307,186 (representing 21.1% of the Portfolio’s total net assets).

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had no capital loss carryforwards.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$45,638,965	$21,761,307	$1,897,157	$—	$—	$—	$47,536,122	$21,761,307

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$73,731,214	$10,830,853	$(259,588,279)	$—	$(175,026,212)

MSF-24

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$2,480,265,018	$460,375,030	$2,715,847,808	$124,208,621

Options Written:

The Portfolio transactions in options written during the year ended December 31, 2008 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2007	376	$270,714
Options written	2,575	1,758,272
Options closed	(1,811)	(1,171,761)
Options expired	(180)	(71,100)

Options outstanding December 31, 2008	960	$786,125

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2007	325	$265,906
Options written	3,019	2,441,950
Options closed	(1,905)	(1,397,559)
Options expired	(162)	(54,878)

Options outstanding December 31, 2008	1,277	$1,255,419

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$5,895,684	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-25

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-26

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management Strategic Bond Opportunities Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Western Asset Management Strategic Bond Opportunities Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2009

MSF-27

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-28

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-29

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-30

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-31

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-32

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-33

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with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. Western Asset Management U.S. Government Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the Western Asset Management U.S. Government Portfolio returned -0.4%, compared to its benchmark, the Barclays Capital U.S. Intermediate Government Bond Index1, which returned 10.4%. The average return of its peer group, a universe of short-term and intermediate term government bond funds (mutual and variable) tracked by Morningstar, was 3.8% over the same period.

PORTFOLIO REVIEW

The Federal Reserve intensified its campaign against downside risks to growth in response to the deepening financial crisis. The TED2 spread surged beyond previous extreme levels, and without the provision of credit, investors began to question the durability of the underlying economy. The federal funds rate was reduced a cumulative 425 basis points (525 basis points for the cycle) to near 0% by year end; this essentially moved the Fed beyond its traditional form of stimulus. A number of new lending facilities, designed to meet the liquidity demands of financial intermediaries across the full banking spectrum, were implemented. The Fed and the Treasury recently announced plans to channel up to $600 billion directly to the mortgage market, and up to $200 billion directly to consumer and small business finance, including credit card, auto and student loans. Details emerged that much of this funding would be unsterilized and result in a major increase in the money supply. Yields on 30-year fixed-rate conventional mortgages declined roughly 1% as a result, to the lowest level on record. The Treasury allocated the first $250 billion of funds authorized under Troubled Asset Relief Program (TARP) by taking direct equity stakes in the U.S. banking system. Economic data was negative and third-quarter GDP contracted 0.5% on falling consumption expenditures. Consumer confidence fell as labor market conditions deteriorated and equity prices plunged. The unemployment rate increased 1.7% to 6.7%, though the U.S. dollar gained close to 6% against a trade-weighted basket of currencies. The dollar’s negative correlation with oil held strong as the price per barrel fell 54% after temporarily spiking in the summer. All in all, the period was the worst year for risk-taking in a quarter century. Spreads widened over 350 basis points on investment-grade issues and more than 1,100 basis points on high-yield issues. Mortgage-backed securities performed better, though even these government-backed securities underperformed Treasuries by 2.32% over the period. The S&P 500 Index lost 37% as volatility soared, marking 2008 as the worst year for equities since 1931.

A large overweight exposure to the mortgage-backed sector detracted from returns as volatility remained high and negative housing news continued to damage market sentiment. We had diversified into a number of non-agency issues that were particularly impacted and further detracted from performance due to rising defaults, uncertainty in that marketplace and a lack of liquidity. A modest Treasury Inflation Protected Securities (TIPS) exposure had a negative impact as oil plunged to $40/barrel and inflation fears switched to deflation fears. On a positive note, a tactically-driven duration posture contributed modestly to returns as bond yields rallied over the year. A curve-steepening strategy had a positive impact on performance as the spread between 2- and 10-year yields widened.

* The views expressed above are those of the subadvisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Barclays Capital U.S. Intermediate Government Bond Index® (formerly, Lehman Brothers Intermediate U.S. Government Bond Index) includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years. The index itself remains unchanged since Barclays assumed responsibility for the index from Lehman.

2 The TED spread is the difference between the 3 month LIBOR and the 3 month U.S. Treasury Bill rate. It is used as a measure of the risk premium of lending to a bank vs. lending to the U.S. government.

MSF-2

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE

BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT BOND INDEX

Average Annual Returns as of December 31, 2008

	Western Asset Management U.S. Government Portfolio			Barclays Capital U.S. Intermediate Government Bond Index
	Class A	Class B	Class E
1 Year	-0.4%	-0.5%	-0.4%	10.4%
5 Year	2.6	2.3	2.4	5.3
10 Year	3.9	—	—	5.7
Since Inception	—	2.6	3.3	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	41.4%
Federal Home Loan Mortgage Corp.	14.4%
U.S. Treasury Bonds	4.4%
U.S. Treasury Notes	3.2%
Government National Mortgage Association	1.9%
Federal Home Loan Bank	1.2%
Thornburg Mortgage Securities Trust	0.9%
General Electric Capital Corp.	0.9%
Bear Stearns Structured Products, Inc. (144A)	0.9%
MASTR Reperforming Loan Trust (144A)	0.7%

Top Sectors

% of Total Market Value
Residential Mortgage-Backed	73.7%
Government	9.1%
Index-Linked	5.6%
Cash Equivalents	5.5%
Commercial Mortgage-Backed	3.2%
Asset Backed	1.6%
Investment Grade	1.3%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Western Asset Mgt. U.S. Government—Class A	Actual	0.52%	$1,000.00	$1,000.00	$2.61
	Hypothetical	0.52%	$1,000.00	$1,022.49	$2.64

Western Asset Mgt. U.S. Government—Class B	Actual	0.77%	$1,000.00	$999.16	$3.87
	Hypothetical	0.77%	$1,000.00	$1,021.22	$3.91

Western Asset Mgt. U.S. Government—Class E	Actual	0.67%	$1,000.00	$999.16	$3.37
	Hypothetical	0.67%	$1,000.00	$1,021.73	$3.40

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—112.9% of Total Net Assets

Security Description	Face Amount	Value*

Asset Backed—4.3%
AAMES Mortgage Investment Trust (144A) 0.621%, 08/25/35 (a)	$130,886	$121,899
ACE Securities Corp. 0.601%, 02/25/31 (a)	4,022,913	2,906,081
Bayview Financial Aquisition Trust 0.861%, 08/28/44 (a)	53,501	47,227
Bayview Financial Asset Trust (144A) 1.071%, 12/25/39 (a)	756,951	581,005
Bear Stearns Asset Backed Securities Trust 0.581%, 10/25/36 (a)	1,458,116	1,319,537
0.821%, 09/25/34 (a)	3,202,198	3,017,372
Bravo Mortgage Asset Trust (144A) 0.601%, 07/25/36 (a)	148,653	132,253
Capital One Multi-Asset Execution Trust 1.285%, 01/17/12 (a)	500,000	495,001
Carrington Mortgage Loan Trust 0.631%, 10/25/36 (a)	1,200,000	764,080
Compucredit Acquired Portfolio Voltage Master Trust (144A) 1.365%, 09/15/18 (a)	4,205,326	2,801,798
Countrywide Home Equity Loan Trust 1.335%, 12/25/31 (a)	4,888,654	1,964,915
1.475%, 02/15/34 (a)	651,529	312,467
1.485%, 02/15/34 (a)	435,935	239,829
1.565%, 12/15/28 (a)	471,077	349,102
1.745%, 08/15/37 (a)	772,524	406,711
EMC Mortgage Loan Trust (144A) 0.921%, 12/25/42 (a)	199,699	157,432
Fremont Home Loan Trust 0.571%, 08/25/36 (a)	875,497	704,053
GMAC Mortgage Corp. Loan Trust 0.541%, 07/25/36 (a)	1,739,235	603,885
0.681%, 11/25/36 (a)	9,206,274	2,421,823
Green Tree (144A) 8.970%, 04/25/38	10,600,000	8,448,194
GSAMP Trust 0.561%, 07/05/36 (a)	1,843,499	696,341
GSR Mortgage Loan Trust 0.741%, 11/25/30 (a)	2,000,000	311,525
Indymac Seconds Asset Backed Trust 0.601%, 06/25/36 (a)	5,674,124	962,017
Lehman XS Trust 0.561%, 02/25/37 (a)	3,666,608	2,973,238
0.591%, 06/25/37 (a)	4,672,248	3,397,040
Morgan Stanley Mortgage Loan Trust 0.561%, 09/25/46 (a)	649,799	515,923
0.591%, 10/25/36 (a)	2,281,072	1,952,236
0.621%, 03/25/36 (a)	3,337,127	784,865
Natixis Real Estate Capital Trust 0.601%, 07/25/37 (a)	675,520	593,560
Nelnet Student Loan Trust 5.015%, 04/25/24 (a)	2,490,000	2,017,233
Option One Mortgage Loan Trust 1.051%, 06/25/33 (a)	236,604	151,900

Security Description	Face Amount	Value*

Asset Backed—(Continued)
Ownit Mortgage Loan Asset Backed Certificates 5.290%, 12/25/36 (a)	$3,149,449	$2,109,083
RAAC Series (144A) 0.741%, 05/25/36 (a)	4,443,468	3,330,287
SACO I, Inc. 0.601%, 06/25/36 (a)	4,632,358	770,273
0.621%, 04/25/36 (a)	1,610,544	314,572
0.721%, 07/25/35 (a)	87,934	76,620
0.731%, 06/25/36 (a)	64,231	31,296
SLM Student Loan Trust 3.525%, 07/25/17 (a)	3,682,805	3,571,698
3.545%, 10/25/17 (a)	545,256	543,327
Soundview Home Equity Loan Trust 5.645%, 10/25/36 (a)	4,180,000	4,056,780
Structured Asset Securities Corp. (144A) 0.581%, 02/25/36 (a) (b)	3,528,607	461,078

		57,415,556

Collateralized-Mortgage Obligation—10.1%
American Home Mortgage Assets 0.661%, 11/25/36 (a)	4,588,247	1,899,628
0.661%, 09/25/46 (a)	1,714,221	679,099
Banc of America Funding Corp. 4.123%, 06/20/35 (a)	686,803	299,515
5.791%, 10/25/36 (a)	557,090	465,897
Banc of America Mortgage Securities, Inc. 5.007%, 07/25/35 (a)	474,203	344,742
Bear Stearns Alt-A Trust 6.089%, 05/25/36 (a)	3,170,805	1,876,576
Bear Stearns Structured Products, Inc. (144A) 1.071%, 09/27/37 (a)	17,190,796	16,717,705
Citigroup Mortgage Loan Trust, Inc. 4.700%, 12/25/35 (a)	866,287	628,339
Countrywide Alternative Loan Trust 0.661%, 09/25/46 (a)	814,477	285,045
0.708%, 07/25/36 (a)	15,617,659	5,255,124
0.738%, 07/20/35 (a)	2,413,980	1,191,078
0.741%, 11/25/35 (a)	513,073	247,442
1.685%, 05/25/34 (a)	8,281,920	4,632,054
2.495%, 02/25/36 (a)	3,248,734	1,074,461
Deutsche Mortgage Securities, Inc. (144A) 5.094%, 06/26/35 (a)	4,670,000	3,375,313
First Horizon Alternative Mortgage Securities 1.765%, 02/25/37 (a)	725,329	217,081
GMAC Mortgage Corp. Loan Trust 5.584%, 11/19/35 (a)	1,958,062	1,126,079
Greenpoint Mortgage Funding Trust 0.551%, 03/25/37 (a)	921,137	465,069
GSMPS Mortgage Loan Trust (144A) 5.911%, 06/25/34 (a)	8,117,331	4,477,944
GSR Mortgage Loan Trust 5.384%, 04/25/35 (a)	1,875,198	1,035,634
Harborview Mortgage Trust 0.731%, 03/19/38 (a)	928,018	368,499

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
Harborview Mortgage Trust 0.761%, 11/19/46 (a)	$324,135	$128,878
0.781%, 10/19/37 (a)	791,231	322,294
Impac Secured Assets CMN Owner Trust 0.791%, 03/25/36 (a)	9,813,874	4,553,026
JPMorgan Mortgage Trust 4.587%, 07/25/34 (a)	1,502,546	1,158,387
Lehman XS Trust 0.601%, 06/25/37 (a)	841,472	609,545
Luminent Mortgage Trust 0.661%, 05/25/46 (a)	6,108,117	2,706,659
MASTR Adjustable Rate Mortgages Trust 0.671%, 05/25/47 (a)	12,163,276	4,689,659
3.279%, 12/25/46 (a)	10,979,394	2,240,126
4.281%, 02/25/34 (a)	551,248	280,512
5.737%, 12/25/34 (a)	44,828	23,771
MASTR Reperforming Loan Trust (144A) 1.745%, 05/25/35 (a)	740,816	493,165
5.524%, 05/25/35 (a)	8,561,868	7,256,440
5.895%, 05/25/36 (a)	7,066,354	5,860,658
Merrill Lynch Mortgage Investors, Inc. 1.665%, 04/25/35 (a)	136,233	53,360
Morgan Stanley Mortgage Loan Trust 0.541%, 06/25/36 (a)	3,198,057	2,639,712
5.063%, 07/25/35 (a)	700,509	379,944
5.364%, 10/25/34 (a)	396,468	206,970
5.485%, 06/26/36 (a)	5,470,202	3,283,927
Novastar Mortgage-Backed Notes 0.661%, 06/25/36 (a)	5,875,930	2,437,688
Provident Funding Mortgage Loan Trust 4.628%, 10/25/35 (a)	485,873	342,808
5.729%, 05/25/35 (a)	3,256,689	2,267,924
Residential Accredit Loans, Inc. 0.631%, 01/25/37 (a)	1,040,738	385,919
0.871%, 10/25/45 (a)	885,487	407,051
5.410%, 10/25/46 (a)	6,463,397	5,007,797
5.812%, 12/25/35 (a)	5,302,285	2,843,598
Residential Funding Mortgage Securities I 4.750%, 12/25/18	3,522,843	3,439,176
SACO I, Inc. (144A) 8.964%, 06/25/21 (a)	4,215,447	4,347,727
Structured Adjustable Rate Mortgage Loan Trust 5.370%, 05/25/35 (a)	9,585,683	4,997,174
Structured Asset Mortgage Investments, Inc. 0.651%, 09/25/37 (a)	5,060,199	1,560,008
0.651%, 07/25/46 (a)	718,625	287,170
0.681%, 08/25/36 (a)	891,185	354,054
Thornburg Mortgage Securities Trust 0.576%, 05/25/46 (a)	811,019	736,863
0.581%, 06/25/36 (a)	4,921,347	4,814,644
0.641%, 01/25/36 (a)	3,832,633	3,818,016
1.525%, 06/25/37 (a)	8,737,380	7,297,421
6.203%, 09/25/37 (a)	349,818	268,386
6.216%, 09/25/37 (a)	373,302	264,379

Security Description	Face Amount	Value*

Collateralized-Mortgage Obligation—(Continued)
WaMu Mortgage Pass-Through Certificates 0.731%, 11/25/45 (a)	$170,414	$83,604
0.741%, 12/25/45 (a)	4,749,328	2,230,785
0.761%, 12/25/45 (a)	376,213	173,566
0.791%, 08/25/45 (a)	426,050	230,381
0.871%, 08/25/45 (a)	875,446	299,812
Zuni Mortgage Loan Trust 0.601%, 08/25/36 (a)	737,438	699,048

		133,144,356

Commercial Mortgage-Backed Securities—3.2%
Banc of America Commercial Mortgage, Inc. 5.620%, 02/10/51	80,000	51,409
Credit Suisse Mortgage Capital Certificates 5.311%, 12/15/39	10,200,000	7,914,430
CS First Boston Mortgage Securities Corp. 4.889%, 11/15/37 (a)	4,280,000	2,013,450
5.100%, 08/15/38 (a)	7,550,000	6,178,188
GE Capital Commercial Mortgage Corp. 5.334%, 11/10/45 (a)	3,000,000	2,428,498
JPMorgan Chase Commercial Mortgage Securities Corp. 4.951%, 01/12/37 (a)	4,950,000	2,363,531
4.999%, 10/15/42 (a)	3,100,000	1,820,372
5.420%, 01/15/49	1,200,000	848,361
5.429%, 12/12/43	10,990,000	8,341,572
LB-UBS Commercial Mortgage Trust 4.858%, 12/15/39 (a)	5,500,000	2,611,698
5.661%, 03/15/39 (a)	3,480,000	2,834,545
Merrill Lynch Mortgage Trust 5.657%, 05/12/39 (a)	5,635,000	4,589,131

		41,995,185

Diversified Financial Services—1.3%
General Electric Capital Corp. 3.000%, 12/09/11 (c)	16,500,000	17,058,525

Federal Agencies—81.9%
Federal Home Loan Bank 2.450%, 05/04/09	7,900,000	7,957,196
5.250%, 12/11/20	12,000,000	14,388,636
Federal Home Loan Mortgage Corp. 3.250%, 02/25/11 (c)	14,040,000	14,599,775
4.000%, 05/01/19	132,812	134,675
4.101%, 01/01/35 (a)	76,182	74,955
4.141%, 01/01/35 (a)	137,315	137,020
4.500%, 04/15/32	304,579	303,251
4.500%, 04/01/33	1,852,703	1,883,073
4.500%, 04/01/35	1,501,563	1,524,300
5.000%, 12/01/18	1,329,615	1,372,932
5.000%, 08/01/19	1,932,057	1,990,881
5.000%, 08/01/33	229,348	234,948
5.000%, 12/01/34	331,995	339,842
5.000%, 10/01/35	8,150,768	8,340,875
5.000%, 05/01/36	2,360,858	2,415,923
5.500%, 07/01/35	2,077,519	2,129,220

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 5.500%, 10/01/35	$7,199,907	$7,379,086
5.500%, 07/01/37	3,661,568	3,751,913
5.500%, 12/01/37	130,570,336	133,794,590
5.551%, 11/01/37 (a)	1,391,167	1,420,983
5.674%, 01/01/37 (a)	1,101,673	1,124,505
5.776%, 02/01/37 (a)	136,162	139,256
5.822%, 11/01/37 (a)	1,189,175	1,220,269
5.852%, 01/01/37 (a)	1,948,494	1,991,772
5.887%, 05/01/37 (a)	306,166	313,546
5.932%, 05/01/37 (a)	345,820	354,236
6.000%, 10/01/10	101	105
6.000%, 10/01/28	68,611	71,176
6.000%, 11/01/28	76,536	79,397
6.000%, 12/01/31	82,767	85,654
6.000%, 10/01/37	6,632,642	6,839,822
6.000%, 12/01/37	65,537,662	67,584,821
6.000%, TBA	1,000,000	1,030,000
6.414%, 10/01/36 (a)	721,728	740,443
6.500%, 08/01/13	11,258	11,647
6.500%, 03/01/26	2,012	2,109
6.500%, 07/01/26	40,275	42,226
6.500%, 09/01/31	133,281	139,237
7.000%, 07/01/11	3,460	3,585
7.500%, 05/01/32	218,331	231,606
8.000%, 12/01/19	9,707	10,250
8.000%, 07/01/20	25,001	26,369
8.000%, 09/01/30	17,845	18,930
8.500%, 06/15/21	139,822	152,552
9.000%, 10/01/17	3,495	3,520
Federal National Mortgage Association 4.000%, 08/01/19	92,692	94,210
4.000%, 08/01/20	1,033,044	1,046,741
4.000%, 05/01/33	741,913	734,995
4.223%, 12/01/34 (a)	215,918	214,966
4.341%, 11/01/34 (a)	139,147	139,628
4.500%, 05/01/19	1,016,501	1,043,002
4.500%, 09/01/19	2,463,868	2,528,104
4.500%, 03/01/20	447,486	458,593
4.500%, 04/01/20	16,920	17,340
4.500%, 08/01/35	155,473	157,858
4.500%, 10/01/35	340,928	346,158
4.750%, 11/19/12	7,550,000	8,308,209
5.000%, 10/01/17	2,230,207	2,309,260
5.000%, 12/01/17	12,080,222	12,508,423
5.000%, 02/01/18	2,557,808	2,645,059
5.000%, 03/01/18	2,105,831	2,175,829
5.000%, 04/01/18	3,112,040	3,212,625
5.000%, 05/01/18	971,795	1,003,205
5.000%, 06/01/18	2,922,349	3,016,804
5.000%, 11/01/18	3,243,633	3,348,472
5.000%, 10/01/20	1,815,273	1,868,273
5.000%, 11/01/33	9,382,627	9,604,398
5.000%, 07/01/34	11,343,396	11,604,423
5.000%, 08/01/34	1,016,153	1,039,536

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.000%, 03/01/35	$748,183	$765,400
5.000%, 06/01/35	10,447,701	10,688,116
5.000%, 08/01/35	7,565,056	7,734,410
5.000%, 09/01/35	3,067,041	3,135,701
5.000%, 10/01/35	10,432,222	10,665,762
5.000%, 12/01/35	551,914	564,270
5.000%, 11/01/36	2,509,955	2,566,144
5.000%, 06/01/38	62,475	63,854
5.000%, 07/01/38	7,680,855	7,850,401
5.000%, TBA	263,100,000	268,608,788
5.500%, 03/15/11 (c)	13,980,000	15,285,243
5.500%, 08/01/22	626,106	645,924
5.500%, 12/01/22	47,015	48,503
5.500%, 09/01/24	2,956,405	3,039,808
5.500%, 02/01/35	12,823,400	13,190,616
5.500%, 04/01/35	3,028,731	3,108,364
5.500%, 09/01/35	9,708,299	9,963,556
5.500%, 12/01/35	827,079	848,825
5.500%, 02/01/36 (a)	15,570,338	15,870,595
5.500%, 11/01/36	22,416,823	23,006,220
5.500%, 08/01/37	14,238,400	14,612,765
5.500%, 04/01/38	298,526	306,329
5.500%, 05/01/38	1,971,777	2,023,312
5.500%, TBA	56,800,000	58,486,278
5.542%, 01/25/43 (a)	784,986	703,216
5.557%, 05/01/36 (a)	14,013,055	14,343,526
5.745%, 08/01/37 (a)	12,082,462	12,536,942
6.000%, 06/01/32	214,511	221,660
6.000%, 01/01/33	790,036	816,363
6.000%, 04/01/35	6,865,614	7,088,034
6.000%, 10/01/36	12,098,047	12,469,065
6.000%, 11/01/36	10,821,613	11,153,486
6.000%, 09/01/37	168,577	173,737
6.000%, 10/01/37	25,219,758	25,991,769
6.000%, 11/01/37	61,725,591	63,615,096
6.000%, TBA	1,800,000	1,863,375
6.077%, 02/17/09 (a)	3,000,000	2,996,250
6.328%, 07/01/37 (a)	15,022,840	15,590,468
6.476%, 07/01/37 (a)	729,529	758,033
6.500%, 12/01/10	1,086	1,129
6.500%, 04/01/13	35,750	37,167
6.500%, 07/01/13	20,674	21,494
6.500%, 06/01/17	330,905	343,824
6.500%, 03/01/26	3,730	3,906
6.500%, 12/01/27	13,681	14,361
6.500%, 04/01/29	220,081	230,329
6.500%, 05/01/32	417,738	433,957
6.500%, 07/01/32	2,683,016	2,823,159
6.500%, 09/01/34	344,645	358,970
6.500%, 11/01/36	562,102	584,498
6.500%, 09/01/37	832,458	865,580
6.500%, 10/01/37	56,340	58,581
6.500%, TBA	37,800,000	39,252,956
7.000%, 12/01/14	21,380	22,220

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2008

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 7.000%, 07/01/15	$3,875	$4,039
7.000%, 11/01/23	5,194	5,500
7.000%, 02/01/28	16,665	17,649
7.000%, 10/01/28	127,718	135,115
7.000%, 11/01/28	7,103	7,480
7.000%, 02/01/29	30,875	32,687
7.000%, 01/01/30	12,925	13,674
7.000%, 11/01/31	88,085	93,206
7.000%, 01/01/34	553,135	584,112
7.500%, 02/01/16	77,313	80,796
7.500%, 11/01/29	59,525	63,048
7.500%, 11/01/30	20,042	21,219
7.500%, 01/01/31	11,002	11,648
7.500%, 04/01/32	42,412	44,937
7.500%, 05/01/32	27,804	29,460
8.000%, 05/01/28	8,968	9,498
8.000%, 08/01/30	3,205	3,404
8.000%, 10/01/30	10,939	11,618
8.000%, 02/01/31	287,311	304,600
8.000%, 07/01/32	1,365	1,450
11.500%, 09/01/19	536	609
12.000%, 10/01/15	31,933	36,657
12.000%, 01/15/16	1,464	1,683
12.500%, 09/20/15	2,118	2,458
12.500%, 01/15/16	14,451	16,853
Government National Mortgage Association 5.500%, 09/15/34	1,969,230	2,033,990
5.500%, 06/15/35	628,642	649,119
5.500%, 12/15/35	4,378,764	4,521,396
6.000%, 03/15/33	4,259,991	4,408,386
6.000%, 10/15/36	600,068	620,505
6.000%, 02/15/37	132,776	137,392
6.000%, 11/15/37	181,754	187,952
6.000%, TBA	20,200,000	20,806,000
6.500%, 06/15/31	26,997	28,376
6.500%, 08/15/34	649,975	677,898
7.000%, 09/15/31	36,212	38,314
7.500%, 01/15/29	13,985	14,820
7.500%, 09/15/29	13,706	14,525
7.500%, 02/15/30	19,070	20,126
7.500%, 04/15/30	30,159	31,961
7.500%, 05/15/30	13,151	13,937
7.500%, 09/15/30	26,816	28,419
8.500%, 05/15/18	20,698	22,130
8.500%, 06/15/25	112,835	120,599
9.000%, 03/15/09	108	110
9.000%, 04/15/09	506	516
9.000%, 05/15/09	281	287
9.000%, 09/15/09	1,158	1,184
9.000%, 12/15/16	10,422	11,141

		1,080,192,036

Security Description	Face Amount	Value*

Government Agency—1.5%
Financing Corp. Strips Zero Coupon, 06/27/11	$13,949,000	$13,486,200
National Archives Facility Trust 8.500%, 09/01/19	4,742,894	5,731,218

		19,217,418

U.S. Treasury—10.6%
U.S. Treasury Bond Principal Strip Zero Coupon, 11/15/09	7,500,000	7,429,905
U.S. Treasury Bonds 7.125%, 02/15/23 (c)	25,770,000	37,386,627
U.S. Treasury Inflation Indexed Bonds (TII) 2.000%, 01/15/26 (c) (d)	27,200,928	25,621,995
2.375%, 01/15/27 (c)	10,356,059	10,403,790
U.S. Treasury Inflation Indexed Notes (TII) 0.875%, 04/15/10 (c)	30,430,398	28,599,827
1.375%, 07/15/18 (c) (d)	9,383,524	8,775,791
U.S. Treasury Notes 4.000%, 08/31/09 (c)	14,790,000	15,142,993
4.000%, 08/15/18	20,000	23,095
4.750%, 05/31/12 (c)	5,370,000	6,010,625

		139,394,648

Total Fixed Income (Identified Cost $1,569,404,809)		1,488,417,724

Options Purchased—0.0%
Security Description	Contracts	Value*

Put Options—0.0%
U.S. Treasury Notes 10 Year Future	191	29,844

Total Options Purchased (Identified Cost $251,547)		29,844

Preferred Stock—0.0%
Security Description	Shares	Value*

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp. (c)	150,025	58,510
Federal National Mortgage Association	108,775	90,283

Total Preferred Stock (Identified Cost $6,470,000)		148,793

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2008

Short Term Investments—26.3%

Security Description	Shares/Face Amount	Value*

Discount Notes—13.9%
Federal Home Loan Bank 0.125%, 01/02/09	$30,500,000	$30,497,645
1.123%, 03/26/09	28,200,000	28,190,130
1.363%, 05/20/09	48,200,000	47,976,673
Federal Home Loan Mortgage Corp. 1.385%, 05/05/09	21,100,000	21,009,153
Federal National Mortgage Association 1.385%, 05/05/09	56,100,000	55,858,458

		183,532,059

Mutual Funds—10.4%
State Street Navigator Securities Lending Prime Portfolio (e)	137,507,248	137,507,248

Repurchase Agreement—2.0%
State Street Repurchase Agreement dated 12/31/08 at 0.005% to be repurchased at $25,777,007 on 01/02/09, collateralized by $26,340,000 U.S. Treasury Bill due 07/30/09 with a value of $26,295,222.	25,777,000	25,777,000

Total Short Term Investments (Identified Cost $346,816,307)		346,816,307

Total Investments—139.2% (Identified Cost $1,922,942,663) (f)		1,835,412,668
Liabilities in excess of other assets		(516,471,788)

Total Net Assets—100%		$1,318,940,880

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2008.
(b)	Non-Income Producing; Defaulted Bond.
(c)	A portion or all of the security was on loan. As of December 31, 2008, the market value of securities loaned was $133,661,908 and the collateral received consisted of cash in the amount of $137,507,248. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(d)	A portion or all of the security was pledged as collateral against open futures contracts.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $1,923,632,948 and the composition of unrealized appreciation and depreciation of investment securities was $38,435,061 and $(126,655,341), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2008, the market value of 144A securities was $58,562,898, which is 4.4% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TII)—	A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2008	Unrealized Appreciation/ Depreciation
90 Day Eurodollar Futures	3/16/2009	796	$192,796,540	$196,890,600	$4,094,060
90 Day Eurodollar Futures	9/14/2009	842	203,455,659	207,858,225	4,402,566
90 Day Eurodollar Futures	6/14/2010	177	43,317,059	43,480,050	162,991
90 Day Eurodollar Futures	12/13/2010	106	25,791,590	25,938,200	146,610
90 Day Eurodollar Futures	3/14/2011	200	48,987,638	48,880,000	(107,638)
U.S. Treasury Notes 10 Year Futures	3/20/2009	1,625	193,869,414	204,343,750	10,474,336

Futures Contracts—Short
U.S. Treasury Notes 5 Year Futures	3/31/2009	(2,527)	(291,196,981)	(300,851,197)	(9,654,216)
U.S. Treasury Notes 30 Year Futures	3/20/2009	(15)	(1,968,167)	(2,070,703)	(102,536)

Net Unrealized Appreciation					$9,416,173

Options Written

Options Written—Calls	Expiration Date	Number of Contracts	Premiums Received	Valuation as of 12/31/2008	Unrealized Depreciation
Eurodollar Futures 97.625 Call	9/14/2009	(842)	$(650,540)	$(2,478,638)	$(1,828,098)
U.S. Treasury Notes 10 Year Futures 120 Call	2/20/2009	(191)	(261,766)	(1,229,563)	(967,797)

Net Unrealized Depreciation					$(2,795,895)

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$333,185,936	$6,620,278
Level 2 - Other Significant Observable Inputs	1,502,226,732	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$1,835,412,668	$6,620,278

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-10

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a) (b)		$1,835,412,668
Cash		6,605,296
Receivable for:
Securities sold		1,219
Fund shares sold		942,830
Accrued interest		6,001,101

Total Assets		1,848,963,114
Liabilities
Payable for:
Securities purchased	$383,108,965
Fund shares redeemed	3,750,933
Futures variation margin	1,289,053
Collateral for securities loaned	137,507,248
Options written, at fair value (c)	3,708,201
Accrued expenses:
Management fees	542,840
Service and distribution fees	63,673
Deferred directors’ fees	9,345
Other expenses	41,976

Total Liabilities		530,022,234

Net Assets		$1,318,940,880

Net assets consists of:
Capital paid in		$1,351,684,548
Undistributed net investment income		60,499,766
Accumulated net realized losses		(12,333,717)
Unrealized depreciation on investments, futures contracts and options		(80,909,717)

Net Assets		$1,318,940,880

Computation of offering price:
Class A
Net asset value and redemption price per share ($989,317,420 divided by 82,982,479 shares outstanding)		$11.92

Class B
Net asset value and redemption price per share ($258,917,857 divided by 21,818,313 shares outstanding)		$11.87

Class E
Net asset value and redemption price per share ($70,705,603 divided by 5,952,926 shares outstanding)		$11.88

(a) Identified cost of investments		$1,922,942,663

(b) Includes cash collateral for securities loaned of		$137,507,248

(c) Premiums received on written options		$912,306

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends		$360,462
Interest		66,864,780 (a)

		67,225,242
Expenses
Management fees	$7,017,761
Service and distribution fees—Class B	620,250
Service and distribution fees—Class E	125,779
Directors’ fees and expenses	31,874
Custodian	150,949
Audit and tax services	39,791
Legal	26,064
Printing	228,260
Insurance	16,848
Miscellaneous	45,021

Total expenses		8,302,597

Net Investment Income		58,922,645

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	22,381,523
Futures contracts—net	(22,503,236)
Options—net	5,582,455	5,460,742

Change in unrealized appreciation (depreciation) on:
Investments—net	(81,512,636)
Futures contracts—net	9,070,591
Options—net	(3,472,987)	(75,915,032)

Net loss		(70,454,290)

Net Decrease in Net Assets From Operations		$(11,531,645)

(a)	Includes income on securities loaned of $2,259,065.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$58,922,645	$58,123,290
Net realized gain (loss)	5,460,742	(5,263,684)
Change in unrealized appreciation (depreciation)	(75,915,032)	777,370

Increase (decrease) in net assets from operations	(11,531,645)	53,636,976

From Distributions to Shareholders
Net investment income
Class A	(45,803,273)	(25,701,258)
Class B	(9,570,316)	(5,038,642)
Class E	(3,580,246)	(2,574,347)

Total distributions	(58,953,835)	(33,314,247)

Increase in net assets from capital share transactions	39,042,622	158,560,156

Net increase (decrease) in net assets	(31,442,858)	178,882,885

Net Assets
Beginning of the period	1,350,383,738	1,171,500,853

End of the period	$1,318,940,880	$1,350,383,738

Undistributed Net Investment Income
End of the period	$60,499,766	$58,910,311

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	32,176,748	$390,719,708	25,944,586	$318,487,141
Reinvestments	3,813,761	45,803,273	2,110,120	25,701,258
Redemptions	(35,673,810)	(424,028,463)	(17,495,862)	(214,420,714)

Net increase	316,699	$12,494,518	10,558,844	$129,767,685

Class B
Sales	10,004,147	$120,227,070	7,713,101	$94,310,450
Reinvestments	799,525	9,570,316	414,703	5,038,642
Redemptions	(7,223,550)	(86,313,042)	(4,789,601)	(58,633,913)

Net increase	3,580,122	$43,484,344	3,338,203	$40,715,179

Class E
Sales	541,261	$6,580,861	1,092,215	$13,418,398
Reinvestments	298,852	3,580,246	211,880	2,574,347
Redemptions	(2,253,679)	(27,097,347)	(2,277,527)	(27,915,453)

Net decrease	(1,413,566)	$(16,936,240)	(973,432)	$(11,922,708)

Increase derived from capital share transactions		$39,042,622		$158,560,156

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.48	$12.30	$12.22	$12.43	$12.34

Income From Investment Operations
Net investment income	0.50 (a)	0.57 (a)	0.46	0.19	0.20
Net realized and unrealized gain (loss) of investments	(0.53)	(0.05)	0.03	0.01	0.18

Total from investment operations	(0.03)	0.52	0.49	0.20	0.38

Less Distributions
Distributions from net investment income	(0.53)	(0.34)	(0.41)	(0.17)	(0.16)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.24)	(0.13)

Total distributions	(0.53)	(0.34)	(0.41)	(0.41)	(0.29)

Net Asset Value, End of Period	$11.92	$12.48	$12.30	$12.22	$12.43

Total Return (%)	(0.4)	4.4	4.2	1.7	3.0
Ratio of operating expenses to average net assets (%)	0.52	0.54	0.58	0.61	0.64
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	N/A	N/A	N/A	N/A	0.64
Ratio of net investment income to average net assets (%)	4.12	4.66	4.36	3.00	1.56
Portfolio turnover rate (%)	436	685	835	964	977
Net assets, end of period (000)	$989,317	$1,032,047	$886,805	$471,703	$148,047

	Class B
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.43	$12.25	$12.16	$12.38	$12.31

Income From Investment Operations
Net investment income	0.46 (a)	0.54 (a)	0.44	0.25	0.16
Net realized and unrealized gain (loss) of investments	(0.52)	(0.05)	0.02	(0.08)	0.17

Total from investment operations	(0.06)	0.49	0.46	0.17	0.33

Less Distributions
Distributions from net investment income	(0.50)	(0.31)	(0.37)	(0.15)	(0.13)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.24)	(0.13)

Total distributions	(0.50)	(0.31)	(0.37)	(0.39)	(0.26)

Net Asset Value, End of Period	$11.87	$12.43	$12.25	$12.16	$12.38

Total Return (%)	(0.5)	4.0	3.9	1.4	2.7
Ratio of operating expenses to average net assets (%)	0.77	0.79	0.83	0.86	0.89
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	N/A	N/A	N/A	N/A	0.89
Ratio of net investment income to average net assets (%)	3.87	4.41	4.08	2.76	1.81
Portfolio turnover rate (%)	436	685	835	964	977
Net assets, end of period (000)	$258,918	$226,693	$182,472	$117,258	$35,073

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$12.44	$12.26	$12.18	$12.38	$12.31

Income From Investment Operations
Net investment income	0.48 (a)	0.55 (a)	0.54	0.34	0.17
Net realized and unrealized gain (loss) of investments	(0.53)	(0.05)	(0.07)	(0.15)	0.17

Total from investment operations	(0.05)	0.50	0.47	0.19	0.34

Less distributions
Distributions from net investment income	(0.51)	(0.32)	(0.39)	(0.15)	(0.14)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.24)	(0.13)

Total distributions	(0.51)	(0.32)	(0.39)	(0.39)	(0.27)

Net Asset Value, End of Period	$11.88	$12.44	$12.26	$12.18	$12.38

Total Return (%)	(0.4)	4.1	4.0	1.6	2.8
Ratio of operating expenses to average net assets (%)	0.67	0.69	0.73	0.76	0.79
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (b)	N/A	N/A	N/A	N/A	0.79
Ratio of net investment income to average net assets (%)	3.98	4.51	4.13	2.74	1.42
Portfolio turnover rate (%)	436	685	835	964	977
Net assets, end of period (000)	$70,706	$91,643	$102,223	$117,409	$123,455

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The Portfolio had previously entered into a contractual agreement to limit Portfolio expenses. This agreement expired in 2004.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Western Asset Management U.S. Government Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although the Portfolio is not available to all such separate accounts and Qualified Plans. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated daily, on a pro rata basis, to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-15

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to the subadviser of the Portfolio.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain exposure to the broad markets or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

MSF-16

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2008 was $490,719,022 for the Portfolio.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Mortgage-Backed Securities:

The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At December 31, 2008, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities (excluding federal agencies) with an aggregate value of $232,555,097 (representing 17.6% of the Portfolio’s total net assets).

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Portfolio had capital loss carryforwards as follows:

Expiring 12/31/15	Total
$507,028	$507,028

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$58,953,835	$33,314,247	$—	$—	$—	$—	$58,953,835	$33,314,247

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$61,154,844	$—	$(87,998,577)	$(507,028)	$(27,350,761)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(4,737,825)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$6,827,938,765	$193,435,340	$6,897,019,347	$30,901,992

MSF-18

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Options Written:

The Portfolio transactions in options written during the year ended December 31, 2008 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2007	758	$542,085
Options written	3,311	2,951,227
Options closed	(1,546)	(1,367,384)
Options expired	(1,490)	(1,213,622)

Options outstanding December 31, 2008	1,033	$912,306

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2007	758	$375,210
Options written	1,644	1,220,891
Options closed	(189)	(229,493)
Options expired	(2,213)	(1,366,608)

Options outstanding December 31, 2008	0	$0

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the year ended December 31, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
$7,017,761	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is

MSF-19

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. Interest income received by the Portfolio via lending transactions during the year ended December 31, 2008 is footnoted in the Statement of Operations. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment purchased with such collateral. Any outstanding loans by the Portfolio at December 31, 2008 are footnoted in the Schedule of Investments.

6.	MARKET AND CREDIT RISK:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Portfolio’s Statements of Assets and Liabilities.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-20

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management U.S. Government Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Western Asset Management U.S. Government Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2009

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-22

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-23

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-24

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-25

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-26

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-27

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Metropolitan Series Fund, Inc. Zenith Equity Portfolio Annual Report	December 31, 2008

NOT PART OF THE ANNUAL REPORT

Letter from the President

February 1, 2009

Letter to Policy Holders:

2008 was an extraordinary year in the capital markets around the world and for the global economy. Energy prices rose to record levels early in the year before falling by two-thirds by year-end. A credit crisis that began with concerns about sub-prime mortgages led to massive changes in the financial landscape with government takeovers, forced sales, and outright failures of a number of large, once venerable firms.

While bonds as measured by the Barclays Capital U.S. Aggregate Bond Index (formerly known as, Lehman Brothers U.S. Aggregate Bond Index) were up 5.2% for the year in response to declining interest rates, there were large differences in the total returns of the various sectors of the bond market. U.S. treasury securities were up over 13% as frightened investors sought refuge in what they perceived to be the safest and most liquid investments. In contrast, investment grade corporate securities lost nearly 5% as credit spreads widened and below investment grade or high yield bonds fell over 26%.

In response to the growing credit crisis and the weakening economy, common stocks fell sharply across all regions, styles, and capitalizations. As measured by the Standard and Poor’s 500, U.S. common stocks fell 37% for the year, the worst calendar year decline since the 1930s. Foreign stocks were down even more with the MSCI EAFE Index down 43% for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the twelve-month period ended December 31, 2008, the Class A shares of the Zenith Equity Portfolio returned -38.5%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned -37.0%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe2, was -38.8% over the same period.

ECONOMIC AND MARKET REVIEW

The first half of 2008 was highlighted by growing concerns about the economy due to the emerging credit crisis, rising unemployment, falling consumer confidence, a struggling housing sector, and skyrocketing food and energy prices. The forced sale of Bear Stearns in March to JP Morgan at first appeared to be an isolated event, but would prove to be a harbinger of things to come. The Federal Reserve was aggressive early in the year to revive the economy when they cut their target rate several times to bring it down from 4.25% to 2.00% by early May. They held rates steady in subsequent meetings through the summer as they tried to balance the danger of the economy falling into a recession against their desire to control growing inflation pressures.

However, the evidence of a weakening economy (especially falling real estate prices and the impact of the sub-prime mortgage crisis) gained momentum during the summer, climaxing in the extraordinary events of September and October that saw the government’s provision of credit assistance to Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, and the failure of Washington Mutual. The U.S. government and governments around the world took massive fiscal and monetary actions to stabilize the capital markets, restore liquidity to the clogged credit pipeline, and to stimulate the economy. These efforts continue as we move into 2009. Although we now know that the recession began a year ago in December 2007, the recession intensified during the last months of 2008: unemployment rose sharply as companies made massive layoffs, housing prices and sales continued to fall, retail sales fell, and, in a bit of good news/bad news, oil prices fell nearly $100 per barrel in response in expectation of lower global demand. The incoming administration of Barack Obama faces what most pundits call the largest economic crisis since the Great Depression.

U.S. common stocks suffered their worst calendar year decline in over seventy years during 2008 as measured by the -37.0% return of the Standard & Poor’s 500 Index. Growing expectations for a deep and long recession and a sharp drop in corporate earnings drove stock prices lower. The total collapse of several high profile financial firms pulled the indices down further. While there was very little difference in the return by style within large cap stocks, growth fell more than value at the mid cap and small cap segments. There was little difference in return by capitalization. By sector, Financials and Materials were down the most, while Consumer Staples held up better on a relative basis. Energy, which was up nearly 9% in the first half of the year, fell 40% in the second half to finish the year down almost 35%. Foreign stocks were also down sharply for the year, falling over 43% as measured by the MSCI EAFE Index. Emerging markets were down 53.3% as measured by the MSCI Emerging Markets Index5.

PORTFOLIO REVIEW

The Zenith Equity Portfolio is a “fund of funds” that invests in other Portfolios of the Metropolitan Series Fund, Inc. At the end of the period, MetLife Advisers invested the assets of Zenith Equity Portfolio equally among the Capital Guardian U.S. Equity Portfolio, the FI Value Leaders Portfolio, and Jennison Growth Portfolio (the Underlying Portfolios). Capital Guardian returned -39.4% for the period compared to its benchmark (S&P 500), which returned -37.0%. It was hurt by weak stock selection in the financial sector. Four financial stocks, Lehman Brothers (securities), Freddie Mac (mortgages), Fannie Mae (mortgages), and Washington Mutual (mortgage lender) lost nearly all of their value during the year and together were responsible for the Portfolio’s entire underperformance. Overperformance in Health Care helped buoy the Portfolio, namely its stake in Genentech. FI Value Leaders returned -38.9% compared to the Russell 1000 Value Index3 return of -36.8%. Its stock selection was mixed. In the Financials sector, it was helped by avoiding Wachovia and Washington Mutual and holding Wells Fargo. It was hurt by stock selection in the Consumer Staples sector; holding food company Bunge, Ltd. and not owning stalwart Wal-Mart Stores. With a return of -36.4%, Jennison still lost absolute ground, but it outperformed the S&P 500 and the -38.4% return of the Russell 1000 Growth Index4. Jennison was helped by an underweight in the weak Financial sector and good stock selection, avoiding most of the high profile financial names that blew up. On the other hand, the Portfolio was hurt by stock selection in the Energy sector. It did not hold the strong performing Exxon Mobil, but did hold the relatively weak oil service companies Halliburton and Schlumberger.

* The views expressed above are those of the advisory firm as of December 31, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values.

4 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

5 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of January 2009 the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSF-2

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of December 31, 2008

	Zenith Equity Portfolio	S&P 500 Index
1 Year	-38.5%	-37.0%
5 Year	-3.0	-2.2
10 Year	-2.1	-1.4

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plans. If these charges were included, the returns would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2008

Top Holdings

% of Total Net Assets
Metropolitan Series Fund, Inc.—FI Value Leaders Portfolio, (Class A)	33.8%
Metropolitan Series Fund, Inc.—Capital Guardian U.S Equity Portfolio, (Class A)	33.1%
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	33.1%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 through December 31, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Zenith Equity(a)	Actual	0.75%	$1,000.00	$699.35	$3.20
	Hypothetical	0.75%	$1,000.00	$1,021.32	$3.81

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Zenith Equity Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Schedule of Investments as of December 31, 2008

Mutual Funds—100.0%

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Metropolitan Series Fund, Inc.—Capital Guardian U.S. Equity Portfolio, (Class A)	23,307,023	$150,796,440
Metropolitan Series Fund, Inc.—FI Value Leaders Portfolio, (Class A)	1,442,626	153,654,140
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	19,282,892	150,599,388

Total Mutual Funds (Identified Cost $673,807,887)		455,049,968

Total Investments—100.0% (Identified Cost $673,807,887) (a)		455,049,968
Liabilities in excess of other assets		(58,981)

Total Net Assets—100%		$454,990,987

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $683,761,969 and the unrealized depreciation of investment securities was $(228,712,001).

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$455,049,968	$0
Level 2 - Other Significant Observable Inputs	0	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$455,049,968	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statement of Assets & Liabilities

December 31, 2008

Assets
Investments at value (a)		$455,049,968
Cash		1
Receivable for:
Securities sold		203,842
Fund shares sold		27,697

Total Assets		455,281,508
Liabilities
Payable for:
Fund shares redeemed	$231,539
Accrued expenses:
Deferred directors’ fees	36,425
Other expenses	22,557

Total Liabilities		290,521

Net Assets		$454,990,987

Net assets consists of:
Capital paid in		$595,521,280
Undistributed net investment income		26,893,197
Accumulated net realized gains		51,334,429
Unrealized depreciation on investments		(218,757,919)

Net Assets		$454,990,987

Computation of offering price:
Class A
Net asset value and redemption price per share ($454,990,987 divided by 1,626,542 shares outstanding)		$279.73

(a) Identified cost of investments		$673,807,887

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends from Underlying Portfolios		$12,800,694

Expenses
Directors’ fees and expenses (a)	$(22,199)
Custodian	32,828
Audit and tax services	21,423
Legal	11,265
Miscellaneous	7,406

Total expenses		50,723

Net Investment Income		12,749,971

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(241,510)
Capital gains distributions from Underlying Portfolios	73,596,787	73,355,277

Change in unrealized depreciation on:
Investments—net		(391,180,914)

Net loss		(317,825,637)

Net Decrease in Net Assets From Operations		$(305,075,666)

(a)	Reflects the change in the deferred directors fee liability which is marked to market based on the portfolio’s investment performance.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
From Operations
Net investment income	$12,749,971	$5,680,584
Net realized gain	73,355,277	99,132,587
Change in unrealized depreciation	(391,180,914)	(55,905,944)

Increase (decrease) in net assets from operations	(305,075,666)	48,907,227

From Distributions to Shareholders
Net Investment Income	(18,168,336)	(6,947,399)
Net realized gain	(4,644,866)	0

Total distributions	(22,813,202)	(6,947,399)

Decrease in net assets from capital share transactions	(70,097,264)	(126,957,251)

Net decrease in net assets	(397,986,132)	(84,997,423)

Net Assets
Beginning of the period	852,977,119	937,974,542

End of the period	$454,990,987	$852,977,119

Undistributed Net Investment Income
End of the period	$26,893,197	$18,091,157

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Sales	144,954	$45,318,219	186,558	$87,294,647
Reinvestments	53,615	22,813,202	14,827	6,947,399
Redemptions	(390,997)	(138,228,685)	(472,139)	(221,199,297)

Net decrease	(192,428)	$(70,097,264)	(270,754)	$(126,957,251)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Financial Highlights

	Year ended December 31,
	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$468.93	$448.85		$416.68	$381.97	$345.68

Income From Investment Operations
Net investment income	7.34 (a)	2.91	(a)	3.40	2.29	3.44
Net realized and unrealized gain (loss) of investments	(183.50)	20.66		31.01	35.94	34.45

Total from investment operations	(176.16)	23.57		34.41	38.23	37.89

Less Distributions
Distributions from net investment income	(10.38)	(3.49)		(2.24)	(3.52)	(1.60)
Distributions from net realized capital gains	(2.66)	0.00		0.00	0.00	0.00

Total distributions	(13.04)	(3.49)		(2.24)	(3.52)	(1.60)

Net Asset Value, End of Period	$279.73	$468.93		$448.85	$416.68	$381.97

Total Return (%)	(38.5)	5.3		8.3	10.2	11.0
Ratio of operating expenses to average net assets (%)	0.01 (b)	0.01	(b)	0.01 (b)	0.01 (b)	0.01 (b)
Ratio of net investment income to average net assets (%)	1.92	0.62		0.72	0.52	0.91
Portfolio turnover rate (%)	17	11		6	5	4
Net assets, end of period (000)	$454,991	$852,977		$937,975	$996,855	$1,029,383

(a)	Per share amount is based on average shares outstanding during the period.
(b)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2008

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Zenith Equity Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”) and to certain eligible qualified retirement plans (“Qualified Plans”), as an investment vehicle for variable life insurance, group annuity or variable annuity products of these insurance companies or Qualified Plans, although not all Portfolios are available to all such separate accounts and Qualified Plans.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below.

The Underlying Portfolios are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last reported sale price if the last reported sale price falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or other exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolios may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-9

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolios value their securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolios value their securities. To account for this, the Underlying Portfolios may frequently value many of the Underlying Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated the day-to-day oversight of pricing matters, including determinations in good faith under the Fund’s procedures the fair value of securities for which current market quotations are not readily available to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio is subject to the provisions of the Financial Accounting Standards Board Interpretation (“FASB”) No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

As of December 31, 2008, the Asset Allocation Portfolio had no capital loss carryforwards.

Pursuant to Section 852 of the Code, the Portfolio designated the amount shown below under Long Term Gain as capital gain dividends for its taxable year ended December 31, 2008. The tax character of distributions paid for the periods ended December 31, 2008 and 2007 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$18,168,336	$6,947,399	$4,644,866	$—	$—	$—	$22,813,202	$6,947,399

As of December 31, 2008, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$26,880,564	$66,815,967	$(228,712,001)	$—	$(135,015,470)

Pursuant to Federal income tax regulations applicable to investment companies, the Portfolio has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the

MSF-10

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2008—(Continued)

year ended December 31, 2008, the following amounts of realized capital and currency losses reflected in the accompanying financial statements will not be recognized for Federal income tax purposes until January 1, 2009:

Currency	Capital
$—	$(5,527,456)

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the year ended December 31, 2008, purchases and sales of Underlying Portfolios by the Zenith Equity Portfolio were $111,412,243 and $117,905,230, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Asset Allocation Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

5.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

6.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2008 in which the Asset Allocation Portfolio had ownership of at least 5% of the outstanding voting securities during the period are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2007	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 12/31/2008
Metropolitan Series Fund, Inc.—Capital Guardian U.S. Equity	22,154,374	4,653,736	3,501,087	23,307,023
Metropolitan Series Fund, Inc.—FI Value Leaders	1,467,259	222,018	246,651	1,442,626
Metropolitan Series Fund, Inc.—Jennison Growth	21,266,895	2,631,460	4,615,463	19,282,892

Underlying Portfolio (Class A)	Realized Gain/(Loss) during Period	Capital Gains Distributions during Period	Dividend Income during Period	Ending Value as of 12/31/2008
Metropolitan Series Fund, Inc.—Capital Guardian U.S. Equity	$(2,953,650)	$29,957,602	$2,643,945	$150,796,440
Metropolitan Series Fund, Inc.—FI Value Leaders	(872,846)	23,585,242	4,341,312	153,654,140
Metropolitan Series Fund, Inc.—Jennison Growth	3,462,599	20,053,943	5,815,437	150,599,388

MSF-11

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Zenith Equity Portfolio (one of the portfolios constituting the Metropolitan Series Fund, Inc.) (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Zenith Equity Portfolio of the Metropolitan Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2009

MSF-12

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the Directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 42	Director, Chairman of the Board, President and Chief Executive Officer	2006	Senior Vice President (since 2007), MetLife, Inc.; President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust; Executive Vice President, MetLife Investors Group, Inc.; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; President, Met Investors Advisory, LLC.	87

Arthur G. Typermass Age: 71	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	38

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 71	Director	1985	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	38

Linda B. Strumpf Age: 61	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	38

Michael S. Scott Morton† Age: 71	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	38

H. Jesse Arnelle Age: 75	Director	2001	Formerly, Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi- industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; formerly, Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; formerly, Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	38

MSF-13

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 57	Director	2003	Chief Executive Officer, Clerestory LLC (corporate financial advisor); Director, Avid Technologies (computer software company)*; formerly, Chairman of the Board of Avid Technologies; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company)*.	38

John T. Ludes Age: 72	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	38

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey L. Bernier	37	Senior Vice President	2008	Vice President (since 2008), MetLife, Inc.; Vice President (since 2008), MetLife; Senior Vice President (since 2008), MetLife Advisers; formerly, Director and Senior Investment Analyst (2004 to 2007), John Hancock Financial Services; formerly, Assistant Vice President (2000 to 2001), Wachovia Securities.

Alan C. Leland	56	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife, Inc.; Vice President, MetLife; Senior Vice President, NELICO.

Peter Duffy	53	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers; Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife, Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Jeffrey P. Halperin	41	Chief Compliance Officer	2007	Vice President (since 2006), MetLife, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2006), Met Investors Series Trust, MetLife Advisers, Met Investors Advisory, LLC and MetLife Investment Advisors Company, LLC.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	The Zenith Fund deregistered with the Securities and Exchange Commission (“SEC”) in 2004.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	During the period shown, each Director of the Fund served as a Trustee of Metropolitan Series Fund II, a registered investment company that ceased investment operations in June of 2008 and has applied for deregistration under the Investment Company Act of 1940. During this period, each officer of the Fund served in the same position with Metropolitan Series Fund II.
(2)	Previous positions during the past five years with the Fund; Met Investors Series Trust; MetLife; MetLife, Inc.; MetLife Advisers; Met Investors Advisory, LLC; Zenith Fund; NELICO; or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios) and Met Investors Series Trust (49 portfolios).

MSF-14

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund’s investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and certain of the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 10, 2008, the Board, including the Independent Directors, at its November 6-7, 2008 meeting, approved the continuation through December 31, 2009 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity Portfolio and Asset Allocation Portfolios (which do not have subadvisers) and the Van Eck Global Natural Resources Portfolio, Met/Dimensional International Small Cap Portfolio and Loomis Sayles Small Cap Growth Portfolio (formerly known as the Franklin Templeton Small Cap Growth Portfolio). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to the Zenith Equity and Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing

MSF-15

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance (including, in the case of certain Portfolios, that MetLife Advisers was formulating possible proposals, for presentation to the Board in November 2008, to replace the Portfolio’s subadviser or to merge the Portfolio into another Portfolio with a similar investment objective and better investment performance).

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

MSF-16

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Continued)

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2009.

MSF-17

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2008 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund’s Statement of Additional Information includes additional information about the Directors of the Fund and is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-18

Item 2.	Code of Ethics.

As of December 31, 2008, the registrant has adopted a “code of ethics” (as such term is defined in the instructions to Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial and accounting officer. There were no substantive amendments or waivers to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Steve A. Garban, John T. Ludes and Linda B. Strumpf are “audit committee financial experts” (as such term is defined in the instructions to Item 3 of Form N-CSR). Each of these individuals is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) – (d)

Fees for Services Rendered to the Registrant

Fiscal Year	Audit Fees	Audit - Related Fees	Tax Fees	All Other Fees
2007	$902,800	$36,000	$111,000	$0
2008	$990,800	$53,200	$292,000	$0

Audit-Related Fees represent fees for services rendered to the registrant (i) for security valuation testing in connection with the registrant’s semi-annual report for the periods ended June 30, 2007 and June 30, 2008 respectively; and (ii) related to reorganizations involving certain portfolios of the Registrant.

Tax Fees represent fees for services rendered to the registrant for tax return preparation and review of and participation in determining required income and capital gains distributions.

There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Director is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(e)(2) Not applicable.

(f) Not applicable.

(g)

Fiscal Year	Aggregate Non-Audit Fees
2007	$4,700,000
2008	$8,000,000

The amounts set out above represent the aggregate non-audit fees billed by the registrant’s accountant to MetLife, Inc., and include, among other non-audit fees, non-audit fees for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) The Audit Committee of the registrant’s Board of Directors considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

Included in reports to Shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors since the registrant last provided disclosure in response to this Item.

Item 11.	Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(2)	Certifications required by Rule 30a-2(a) under the Act.

(3)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND, INC.

By:	/s/ Elizabeth Forget
Name:	Elizabeth Forget
Title:	President
Date:	February 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth Forget
Name:	Elizabeth Forget
Title:	President
Date:	February 27, 2009

By:	/s/ Peter H. Duffy
Name:	Peter H. Duffy
Title:	Treasurer
Date:	February 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND, INC.

By:	/s/ Elizabeth Forget
Name:	Elizabeth Forget
Title:	President
Date:	February 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth Forget
Name:	Elizabeth Forget
Title:	President
Date:	February 27, 2009

By:	/s/ Peter H. Duffy
Name:	Peter H. Duffy
Title:	Treasurer
Date:	February 27, 2009

EXHIBIT LIST

Exhibit 12(a)(1):	Code of Ethics

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Act